1933 Act Registration No. 333-34662

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

             [ ] Pre-Effective               [X] Post-Effective
                 Amendment No.                   Amendment No. 1


                             EVERGREEN EQUITY TRUST
                        (Evergreen Stock Selector Fund)
               [Exact Name of Registrant as Specified in Charter)

                 Area Code and Telephone Number: (617) 210-3200

                               200 Berkeley Street
                           Boston, Massachusetts 02116
                       -----------------------------------
                    (Address of Principal Executive Offices)

                              Beth K. Werths, Esq.
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                    -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             Robert N. Hickey, Esq.
                Sullivan & Worcester LLP 1025 Connecticut Avenue,
                                      N.W.
                             Washington, D.C. 20036

It is proposed that this filing will become effective:
[X]  immediately upon filing pursuant to paragraph (b)
[ ]  on (date) pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(1)
[ ]  on (date) pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                           [LOGO OF EVERGREEN FUNDS]
                     EVERGREEN SELECT LARGE CAP BLEND FUND
                                      and
                    EVERGREEN SELECT DIVERSIFIED VALUE FUND

                              200 Berkeley Street

                               Boston, MA 02116

May 26, 2000

Dear Shareholder,

  As a shareholder of Evergreen Select Large Cap Blend Fund ("Large Cap Fund") or Evergreen Select Diversified Value Fund ("Diversified Value Fund"), you are invited to vote on a proposal to merge Large Cap Fund and Diversified Value Fund into Evergreen Stock Selector Fund ("Stock Selector Fund"), another mutual fund within the Evergreen Family of Funds. The Board of Trustees of Evergreen Select Equity Trust has approved each merger and recommends that you vote FOR this proposal.

  If approved by shareholders, this is how each merger will work:

  . Your Fund will transfer its assets and liabilities to Stock Selector
    Fund.

  . Stock Selector Fund will issue new shares that will be distributed to you in an amount equal to the value of your Fund's shares. You will receive Class Y or Institutional Service shares of Stock Selector Fund for the Institutional or Institutional Service shares, respectively, of Large Cap Fund or Diversified Value Fund you currently hold. Although the number of shares you hold may change, the total value of your investment will not change as a result of the merger.

  . You will not incur any transaction charges as a result of the merger.

  Each merger is intended to be tax free for federal income tax purposes. Details about Stock Selector Fund's investment objective, portfolio management team, performance, etc. along with additional information about each proposed merger, are contained in the attached prospectus/proxy statement. Please take the time to familiarize yourself with this information. Votes on the proposal will be cast at a special meeting of Large Cap Fund's and Diversified Value Fund's shareholders to be held on July 14, 2000. Although you are welcome to attend the meeting in person, you do not need to do so in order to vote your shares. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope, or vote via one of the other methods mentioned below. Instructions on how to vote are included at the end of the prospectus/proxy statement.

  If you have any questions about the proposal or the proxy card, please call Shareholder Communications Corporation, our proxy solicitor, at 800-645-8640. You may record your vote by telephone, FAX your completed and signed proxy card (both front and back sides) or vote on the Internet by following the voting instructions as outlined on your proxy card. If your Fund does not receive a sufficient number of votes in favor of the merger, you may receive a telephone call from Shareholder Communications Corporation requesting your vote. The expenses of the mergers, including the costs of soliciting proxies, will be paid by First Union National Bank.

  Thank you for taking this matter seriously and participating in this important process.

                                          Sincerely,


                                          /s/ William M. Ennis

                                          William M. Ennis
                                          President
                                          Evergreen Funds

                     EVERGREEN SELECT LARGE CAP BLEND FUND
                                      and
                    EVERGREEN SELECT DIVERSIFIED VALUE FUND
                              200 Berkeley Street
                          Boston, Massachusetts 02116

                               ----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               ----------------

                          TO BE HELD ON JULY 14, 2000

  Notice is hereby given that a Special Meeting (the "Meeting") of Shareholders of each of Evergreen Select Large Cap Blend Fund ("Large Cap Fund") and Evergreen Select Diversified Value Fund ("Diversified Value Fund"), each a series of Evergreen Select Equity Trust, will be held at the offices of the Evergreen Funds, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116 on July 14, 2000 at 2:00 p.m. for the following purposes:

    1. To consider and act upon the Agreements and Plans of Reorganization (each a "Plan") dated as of April 30, 2000, providing for the acquisition of all the assets of each of Large Cap Fund and Diversified Value Fund by Evergreen Stock Selector Fund ("Stock Selector Fund"), a series of Evergreen Equity Trust, in exchange for shares of Stock Selector Fund and the assumption by Stock Selector Fund of the identified liabilities of each of Large Cap Fund and Diversified Value Fund. Each Plan also provides for distribution of these shares of Stock Selector Fund to shareholders of Large Cap Fund and Diversified Value Fund, as applicable, in liquidation and subsequent termination of Large Cap Fund and Diversified Value Fund. A vote in favor of a Plan is a vote in favor of the liquidation and dissolution of Large Cap Fund and Diversified Value Fund, as applicable.

    2. To transact any other business which may properly come before the Meeting or any adjournment or adjournments thereof.

  On behalf of Large Cap Fund and Diversified Value Fund, the Trustees of Evergreen Select Equity Trust have fixed the close of business on April 28, 2000 as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Meeting or any adjournment thereof.

  IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                                          By order of the Board of Trustees

                                          William M. Ennis
                                          President

May 26, 2000

                  INFORMATION RELATING TO THE PROPOSED MERGER

                                       of

                     EVERGREEN SELECT LARGE CAP BLEND FUND

                                      and

                    EVERGREEN SELECT DIVERSIFIED VALUE FUND

                                      into

                         EVERGREEN STOCK SELECTOR FUND

  This prospectus/proxy statement contains the information you should know before voting on the proposed merger ("Merger") of your Fund into Evergreen Stock Selector Fund ("Stock Selector Fund"). If approved, the Merger will result in your receiving shares of Stock Selector Fund in exchange for your shares of Evergreen Select Large Cap Blend Fund ("Large Cap Fund") or Evergreen Select Diversified Value Fund ("Diversified Value Fund"), as applicable. The investment objectives of each Fund are similar. The investment objective of Large Cap Fund is to seek to achieve long-term capital growth. The investment objectives of Diversified Value Fund are to seek long-term capital appreciation with current income as a secondary objective. The investment objective of Stock Selector Fund is to seek maximum capital growth.

  Please read this prospectus/proxy statement carefully and retain it for future reference. Additional information concerning each Fund and the Mergers is contained in the documents described in the box below, all of which have been filed with the Securities and Exchange Commission ("SEC").

                 MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE

--------------------------------------------------------------------------------
 See:                                    How to get these documents:

--------------------------------------------------------------------------------
                                         The Funds make all of these
 Prospectus for Large Cap Fund and       documents available to you free of
 Diversified Value Fund, dated           charge if you:
 November 1, 1999.
                                         . Call 800-645-8640, or
 Prospectus for Stock Selector Fund,     . Write the Funds at 200 Berkeley
 dated February 1, 2000, which             Street, Boston, Massachusetts
 accompanies this prospectus/proxy         02116.
 statement.
                                         You can also obtain any of these
 Statement of additional information     documents for a fee from the SEC if
 for Large Cap Fund and Diversified      you:
 Value Fund, dated November 1, 1999.
                                         . Call the SEC at 800-SEC-0330,
 Statement of additional information
 for Stock Selector Fund, dated          Or for free if you:
 February 1, 2000.
                                         . Go to the SEC Website
 Annual report for Large Cap Fund and      (http://www.sec.gov).
 Diversified Value Fund, dated June
 30, 1999.                               To ask questions about this
                                         prospectus/proxy statement:
 Annual report for Stock Selector        . Call 800-645-8640, or
 Fund, dated September 30, 1999.         . Write to the Funds at 200 Berkeley
                                           Street, Boston, Massachusetts
 Semi-annual report for Large Cap Fund     02116.
 and Diversified Value Fund, dated
 December 31, 1999.

 Statement of additional information,
 dated May 26, 2000, which relates to
 this prospectus/proxy statement and
 the Mergers.
--------------------------------------------------------------------------------

Information relating to the Funds contained in Large Cap Fund's and Diversified Value Fund's semi-annual report, the Funds' annual reports, prospectuses and statements of additional information, as well as the statement of additional information relating to this prospectus/proxy statement, is incorporated by reference into this prospectus/proxy statement. This means that such information is legally considered to be part of this document.

The Securities and Exchange Commission has not determined that the information in this prospectus/proxy statement is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

The shares offered by this prospectus/proxy statement are not deposits of a bank, and are not insured, endorsed or guaranteed by the FDIC or any government agency and involve investment risk, including possible loss of your original investment.

  The address of each Fund is 200 Berkeley Street, Boston, Massachusetts 02116
                           (Telephone: 800-343-2898).

                 PROSPECTUS/PROXY STATEMENT DATED MAY 26, 2000

                               TABLE OF CONTENTS

SUMMARY....................................................................   3
  What are the key features of the Mergers?................................   3
  After the Mergers, what class of shares of Stock Selector Fund will I
   own?....................................................................   3
  How do the Funds' investment objectives, principal investment strategies
   and risks compare?......................................................   4
  How do the Funds' sales charges and expenses compare? Will I be able to
   buy, sell and exchange shares the same way?.............................   5
  How do the Funds' performance records compare?...........................   7
  Who will be the Investment Advisor and Portfolio Manager of my Fund after
   the Mergers? What will the advisory fee be after the Mergers?...........   9
  What will be the primary federal tax consequences of the Mergers?........  10

RISKS......................................................................  10
  What are the primary risks of investing in each Fund?....................  10
  Are there any other risks of investing in each Fund?.....................  12

MERGER INFORMATION.........................................................  12
  Reasons for the Mergers..................................................  12
  Agreements and Plans of Reorganization...................................  13
  Federal Income Tax Consequences..........................................  15
  Pro Forma Capitalization.................................................  16
  Distribution of Shares...................................................  17
  Purchase and Redemption Procedures.......................................  18
  Exchange Privileges......................................................  18
  Dividend Policy..........................................................  18
INFORMATION ON SHAREHOLDERS' RIGHTS........................................  19
  Form of Organization.....................................................  19
  Capitalization...........................................................  19
  Shareholder Liability....................................................  19
  Shareholder Meetings and Voting Rights...................................  19
  Liquidation..............................................................  20
  Liability and Indemnification of Trustees................................  20
VOTING INFORMATION CONCERNING THE MEETING..................................  20
  Shareholder Information..................................................  23
FINANCIAL STATEMENTS AND EXPERTS...........................................  25
LEGAL MATTERS..............................................................  25
ADDITIONAL INFORMATION.....................................................  25
OTHER BUSINESS.............................................................  25
INSTRUCTIONS FOR EXECUTING PROXY CARDS.....................................  26
OTHER WAYS TO VOTE YOUR PROXY..............................................  26
EXHIBIT A.................................................................. A-1
EXHIBIT B.................................................................. B-1
EXHIBIT C.................................................................. C-1

                                    SUMMARY

  This section summarizes the primary features and consequences of the Mergers. This summary is qualified in its entirety by reference to the additional information contained elsewhere in this prospectus/proxy statement, each Fund's prospectus and statement of additional information and in the Agreements and Plans of Reorganization.

   What are the key features of the Mergers?
@[GRAPHIC]

  Each Agreement and Plan of Reorganization (each a "Plan") sets forth the key features of the Merger. For a complete description of the Mergers, see each Fund's Plan, attached as Exhibit A and Exhibit B, respectively, to this prospectus/proxy statement. The Plans generally provide for the following:

 . the transfer of all of the assets of Large Cap Fund and Diversified Value
  Fund in exchange for shares of Stock Selector Fund.

 . the assumption by Stock Selector Fund of the identified liabilities of Large
  Cap Fund and Diversified Value Fund. (The identified liabilities consist only of those liabilities reflected on Large Cap Fund's and Diversified
  Value Fund's statements of assets and liabilities determined immediately preceding the Mergers.)


 . the liquidation of Large Cap Fund and Diversified Value Fund by distributing shares of Stock Selector Fund to Large Cap Fund's and Diversified Value Fund's shareholders.

The Mergers are scheduled to take place on or about July 24, 2000.

   After the Mergers, what class of shares of Stock Selector Fund will I own?

@[GRAPHIC]

 If you own this class of shares of          You will get this class of shares of
 Large Cap Fund or Diversified Value Fund:   Stock Selector Fund:
  Institutional                              Class Y
  Institutional Service                      Institutional Service

  The new shares you receive will have the same total value as your Large Cap Fund or Diversified Value Fund shares, as applicable, as of the close of business on the day immediately prior to the Mergers.

  The Trustees of Evergreen Select Equity Trust, including the Trustees who are not "interested persons" (the "Independent Trustees"), as such term is defined in the Investment Company Act of 1940 (the "1940 Act"), have concluded that the Mergers would be in the best interest of Large Cap Fund's and Diversified Value Fund's shareholders, and that their interest will not be diluted as a result of the Mergers. Accordingly, the Trustees have submitted the Plans for the approval of Large Cap Fund's and Diversified Value Fund's shareholders. The Trustees of Evergreen Equity Trust have also approved the Plans on behalf of Stock Selector Fund.

   How do the Funds' investment objectives, principal investment strategies and risks compare?

  The following table highlights the comparison among the Funds with respect to their investment objectives and principal investment strategies as set forth in each Fund's prospectus and statement of additional information:

                      Large Cap Fund       Diversified Value  Stock Selector
                                                 Fund              Fund
-------------------------------------------------------------------------------
 INVESTMENT           To seek to         To seek long-term    To seek maximum
 OBJECTIVES           achieve long-term  capital              capital growth.
                      capital growth.    appreciation with
                                         current income as
                                         a secondary
                                         objective.
-------------------------------------------------------------------------------

 PRINCIPAL INVESTMENT. Invests           . Invests           . Invests
 STRATEGIES            primarily in        primarily in        primarily in
                       equity              equity              the common
                       securities of       securities of       stocks of
                       large and mid-      U.S. companies      large U.S.
                       sized U.S.          with large          companies
                       companies.          market              expected to
                     . May invest up       capitalizations     experience
                       to 10% of its       and prospects       growth in
                       assets in           for earnings        earnings and
                       foreign             growth and          price.
                       securities.         dividends.        . Focuses on
                     .  May invest in    . May invest up       large-cap
                       both "growth"       to 10% of its       stocks but may
                       and "value"         assets in           purchase
                       securities.         foreign             stocks of
                       "Growth"            securities.         companies of
                       securities are    . Invests             any market
                       securities of       primarily in        capitalization.
                       companies which     "value"           . May invest up
                       the Fund's          securities.         to 20% of its
                       portfolio           "Value"             assets in
                       managers            securities are      preferred
                       believe have        securities that     stocks,
                       anticipated         the Fund's          securities
                       earnings            portfolio           convertible
                       ranging from        managers            into common
                       steady to           believe are         stock and
                       accelerated         undervalued.        warrants.
                       growth. "Value"                       . May invest up
                       securities are                          to 20% of its
                       securities that                         assets in
                       the Fund's                              foreign
                       portfolio                               securities.
                       managers                              . May invest in
                       believe are                             both "growth"
                       undervalued.                            and "value"
                                                               securities.
                                                               "Growth"
                                                               securities are
                                                               securities of
                                                               companies
                                                               which the
                                                               Fund's
                                                               portfolio
                                                               managers
                                                               believe have
                                                               anticipated
                                                               earnings
                                                               ranging from
                                                               steady to
                                                               accelerated
                                                               growth.
                                                               "Value"
                                                               securities are
                                                               securities
                                                               that the
                                                               Fund's
                                                               portfolio
                                                               managers
                                                               believe are
                                                               undervalued.
-------------------------------------------------------------------------------

  Each Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Funds' principal investment strategies and investment goals, and if employed could result in lower returns and loss of market opportunity.

  The Funds have other investment policies, practices and restrictions which, together with their related risks, are also set forth in each Fund's prospectus and statement of additional information.

  A portion of the securities held by Large Cap Fund and Diversified Value Fund may be disposed of in connection with the Mergers, which could result in additional portfolio transaction costs to the Funds and capital gains to shareholders.

  A principal risk of investing in each of the Funds is stock market risk (when economic growth slows, or interest or inflation rates increase, equity securities held by the Funds tend to decline in value and may cause a decrease in dividends paid). Each Fund is also subject to market capitalization risk (investments primarily in one category may decline in value if that category falls out of favor). Each Fund is also subject to investment style risk (certain styles such as growth or value also may fall out of favor causing securities held by the Funds to decline). Each Fund is also subject to foreign investment risk (political turmoil, economic instability and currency exchange fluctuations could adversely affect the value of foreign securities held by the Funds). For a detailed comparison of the Funds' risks, see the section entitled "Risks" below.

   How do the Funds' sales charges and expenses compare?
   Will I be able to buy, sell and exchange shares the same way?

  The Institutional and Institutional Service shares of Large Cap Fund and Diversified Value Fund and the Class Y and Institutional Service shares of Stock Selector Fund are not subject to any sales charges. In addition, Stock Selector Fund offers Class A, Class B and Class C shares; however, none of these classes are involved in the Merger. The procedures for buying, selling and exchanging shares of the Funds are similar except that Class Y shares of Stock Selector Fund only require a $1,000 minimum investment while the Institutional shares of Large Cap Fund and Diversified Value Fund require a $1 million minimum initial investment. For more information, see "Purchase and Redemption Procedures" and "Exchange Privileges" below.

  The following tables allow you to compare the expenses of your Fund to those of Stock Selector Fund. The table entitled "Stock Selector Fund Pro Forma" also shows you what the expenses are estimated to be assuming the Mergers take place.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Large Cap Fund
(based on expenses for the fiscal year ended June 30, 1999 which have been restated to reflect current contractual rates as of January 3, 2000)
--------------------------------------------------------------------------------

                                                   Total Fund
                         Management 12b-1  Other   Operating
                            Fees    Fees  Expenses Expenses*
 Institutional             0.62%    0.00%  0.20%     0.79%
 Institutional Service     0.62%    0.25%  0.21%     1.04%

Diversified Value Fund
(based on expenses for the fiscal year ended June 30, 1999 which have been restated to reflect current contractual rates as of January 3, 2000)
--------------------------------------------------------------------------------

                                                   Total Fund
                         Management 12b-1  Other   Operating
                            Fees    Fees  Expenses Expenses**
 Institutional             0.52%    0.00%  0.17%     0.72%
 Institutional Service     0.52%    0.25%  0.17%     0.98%

Stock Selector Fund
(based on expenses for the fiscal year ended September 30, 1999 which have been restated to reflect current contractual rates as of January 3, 2000)
--------------------------------------------------------------------------------

                                                                Total Fund
                                      Management 12b-1  Other   Operating
                                         Fees    Fees  Expenses  Expenses
              Class Y                   0.66%    0.00%  0.19%     0.85%
              Institutional Service     0.66%    0.25%  0.19%     1.10%***

 * From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these waivers or reimbursements at any time. The Annual Fund Operating Expenses do not reflect fee waivers and expense reimbursements. Including current fee waivers and expense reimbursements, Total Fund Operating Expenses were 0.68% for Institutional shares and 0.93% for Institutional Service shares for the fiscal year ended 6/30/1999.
** From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these waivers or reimbursements at any time. The Annual Fund Operating Expenses do not reflect fee waivers and expense reimbursements. Including current fee waivers and expense reimbursements, Total Fund Operating Expenses were 0.62% for Institutional shares and 0.88% for Institutional Service shares for the fiscal year ended 6/30/1999.
*** Estimated for the fiscal period ending 9/30/2000.

Stock Selector Fund Pro Forma
(based on what the estimated combined expenses of Stock Selector Fund would have been for the 12 months ended September 30, 1999)****
--------------------------------------------------------------------------------

                                                             Total
                                                             Fund
                               Management 12b-1  Other     Operating
                                  Fees    Fees  Expenses Expenses*****
             Class Y             0.66%    0.00%  0.20%       0.86%
             Institutional
              Service            0.66%    0.25%  0.20%       1.11%


       **** The expenses reflect contractual rate changes made on January 3, 2000. At that time, the advisory fee was reduced in order to offset an increase in the Fund's administrative services fee.
      ***** From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Annual Fund Operating Expenses do not reflect fee waivers and expense reimbursements. If the Mergers take place, the Fund's investment advisor has agreed to waive the management fee and/or reimburse expenses for a period of two years beginning in July 2000 in order to limit Total Fund Operating Expenses to 0.72% for Class Y shares and 0.97% for Institutional Service shares.

  The table below shows examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in Large Cap Fund or Diversified Value Fund versus Stock Selector Fund and for Stock Selector Fund pro forma, assuming the Mergers take place, and is for illustration only. The example assumes a 5% average annual return and that you reinvest all of your dividends. Your actual costs may be higher or lower.

Example of Fund Expenses

                                Large Cap Fund
--------------------------------------------------------------------------------

                                Institutional
                  Institutional    Service
  After 1 year         $81           $106
  After 3 years       $252           $331
  After 5 years       $439           $574
  After 10 years      $978         $1,271

                            Diversified Value Fund
--------------------------------------------------------------------------------

                                Institutional
                  Institutional    Service
  After 1 year         $74           $100
  After 3 years       $230           $312
  After 5 years       $401           $542
  After 10 years      $894         $1,201


                              Stock Selector Fund
--------------------------------------------------------------------------------

                          Institutional
                  Class Y    Service
  After 1 year       $87       $112
  After 3 years     $271       $350
  After 5 years     $471       $606
  After 10 years  $1,049     $1,340

                         Stock Selector Fund Pro Forma
--------------------------------------------------------------------------------

                          Institutional
                  Class Y    Service
  After 1 year       $88       $113
  After 3 years     $274       $353
  After 5 years     $477       $612
  After 10 years  $1,061     $1,352

  How do the Funds' performance records compare?

  The following charts show how each Fund has performed in the past. Past performance is not an indication of future results.

Year-by-Year Total Return (%)

  The charts below show the percentage gain or loss for Large Cap Fund's and Diversified Value Fund's Institutional shares and Stock Selector Fund's Class A shares in each calendar year since each Fund's inception. For each Fund the class shown is the oldest class. The charts should give you a general idea of the risks of investing in each Fund by showing how each Fund's return has varied from year-to-year. The expenses of Stock Selector Fund's Class A shares are higher than the expenses of Large Cap Fund's and Diversified Value Fund's Institutional shares due primarily to the difference in Rule 12b-1 fees (Rule 12b-1 fees paid by Class A are 0.25%; Institutional shares do not pay a Rule 12b-1 fee). If the performance of Large Cap Fund's and Diversified Value Fund's Institutional Service shares (which classes pay a Rule 12b-1 fee of 0.25%), were shown on the chart for the same periods as the Funds' Institutional shares, performance would have been lower. The charts include the effects of Fund expenses, but, in the case of Stock Selector Fund's Class A shares, not sales charges. Stock Selector Fund's Class A returns would have been lower if sales charges were included.

                        Large Cap Fund (Institutional)*

                                    [GRAPH]
                                1990         0
                                1991         0
                                1992         0
                                1993         0
                                1994     -5.25
                                1995     39.58
                                1996     31.99
                                1997     30.32
                                1998     11.83
                                1999      9.74

Best Quarter:4th Quarter 1998 +19.34%
Worst Quarter: 3rd Quarter 1998 -15.32%
Year to date total return through 3/31/2000 is +2.96%.

                  Diversified Value Fund (Institutional)**

                                    [GRAPH]
                                1990         0
                                1991         0
                                1992      8.31
                                1993      9.71
                                1994      2.07
                                1995     32.20
                                1996     19.21
                                1997     26.00
                                1998      8.69
                                1999     17.13

Best Quarter:4th Quarter 1998 +19.30%
Worst Quarter: 3rd Quarter 1998 -16.29%
Year to date total return through 3/31/2000 is +2.15%.

                         Stock Selector Fund (Class A)

                                    [GRAPH]
                                1990         0
                                1991     43.19
                                1992      9.18
                                1993      8.01
                                1994     -2.59
                                1995     35.43
                                1996     27.19
                                1997     30.43
                                1998     12.55
                                1999     19.73

Best Quarter:4th Quarter 1998 +26.52%
Worst Quarter: 3rd Quarter 1998 -18.28%
Year to date total return through 3/31/2000 is +1.99%.


 * Historical performance shown for Institutional Service shares from 11/24/1997 to its inception is based on the performance of Institutional shares and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Institutional Service shares. Institutional shares pay no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/1997, the returns for Institutional shares and Institutional Service shares are based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. Performance for the CTF has been adjusted to include the effect of estimated mutual fund class gross expense ratios at the time the CTF was converted to a mutual fund.

 If fee waivers and expense reimbursements in existence at the time of the conversion had been calculated into the mutual fund class expense ratio, the total returns would have been as follows: Institutional shares--5 year =
 24.20% and since 12/31/1993 = 18.74%; Institutional Service shares--5 year = 23.90% and since 12/31/1993 = 18.45%.
** Historical performance shown for Institutional shares prior to its inception is based on the performance of the Class Y shares of Evergreen Value Fund from 1/3/1991 through 1/22/1998, the inception of Institutional shares. On 1/22/1998, substantially all of the assets of the Class Y shares of Evergreen Value Fund were transferred to the Fund in exchange for Institutional shares. Performance from 1/23/1998 through the inception of Institutional Service shares reflects that of Institutional shares. Performance prior to inception of Institutional Service shares does not include this class' 0.25% 12b-1 fee. Institutional shares do not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower.

  The next table lists each Fund's average annual total return over the past one year, five years and since inception (through 12/31/1999), including applicable sales charges, if any. This table is intended to provide you with some indication of the risks of investing in each Fund by comparing its performance with an index. At the bottom of each table you can compare the Funds' performance with the S&P 500 Index ("S&P 500") which is an unmanaged, market value-weighted index measuring the performance of 500 U.S. stocks chosen for market size, liquidity, and industry group representation. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return (for the period ended 12/31/1999)



                                Large Cap Fund*
-------------------------------------------------------------------------------

                 Inception                           Performance
                  Date of                               Since
                   Class   1 year  5 year  10 year   12/31/1993
Institutional    11/24/1997  9.74%  24.13%    N/A      18.66%
Institutional
Service           3/12/1998  9.45%  23.83%    N/A      18.38%
S&P 500                     21.04%  28.56%    N/A      23.55%

                           Diversified Value Fund**
--------------------------------------------------------------------------------

                 Inception                          Performance
                  Date of                              Since
                   Class    1 year  5 year  10 year  1/3/1991
Institutional    1/22/1998 17.13%  20.38%    N/A      16.46%
Institutional
Service          3/31/1998 16.79%  19.97%    N/A      16.23%
S&P 500                    21.04%  28.56%    N/A      20.85%

 * Historical performance shown for Institutional Service shares from 11/24/1997 to its inception is based on the performance of Institutional shares and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Institutional Service shares. Institutional shares pay no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/1997, the returns for Institutional shares and Institutional Service shares are based on the Fund's predecessor common trust fund's
     (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. Performance for the CTF has been adjusted to include the effect of estimated mutual fund class gross expense ratios at the time the CTF was converted to a mutual fund. If fee waivers and expense reimbursements in existence at the time of the conversion had been calculated into the mutual fund class expense ratio, the total returns would have been as follows: Institutional shares--5 year = 24.20% and since 12/31/1993 = 18.74%; Institutional Service shares--5 year = 23.90% and since 12/31/1993 = 18.45%.
** Historical performance shown for Institutional shares prior to its inception is based on the performance of the Class Y shares of Evergreen Value Fund from 1/3/1991 through 1/22/1998, the inception of Institutional shares. On 1/22/1998, substantially all of the assets of the Class Y shares of Evergreen Value Fund were transferred to the Fund in exchange for Institutional shares. Performance from 1/23/1998 through the inception of Institutional Service shares reflects that of Institutional shares. Performance prior to inception of Institutional Service shares does not include this class' 0.25% 12b-1 fee. Institutional shares do not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower.

                            Stock Selector Fund***
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                                                                   Performance
                               Inception                              Since
                             Date of Class 1 year  5 year  10 year  2/28/1990
      Class Y                  2/21/1995   20.09%  25.06%    N/A      18.03%
      Institutional Service    5/15/2000   19.73%  24.80%    N/A      17.90%
      S&P 500                              21.04%  28.56%    N/A      19.22%


     *** Historical performance shown for Classes Y and Institutional Service prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Class Y have not been adjusted to eliminate the effect of the Class A 12b-1 fees. These fees for Class A and Institutional Service shares are 0.25%. Class Y does not pay a 12b-1 fee. If these fees had been eliminated, returns for Class Y would have been higher.

  For a detailed discussion of the manner of calculating total return, please see each Fund's statement of additional information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

  Important information about Stock Selector Fund is also contained in management's discussion of Stock Selector Fund's performance, attached as Exhibit C to this prospectus/proxy statement. This information also appears in Stock Selector Fund's most recent annual report.

[GRAPHIC]
   Who will be the Investment Advisor and Portfolio Manager of my Fund after the Mergers? What will the advisory fee be after the Mergers?

Management of the Funds

  The overall management of Stock Selector Fund is the responsibility of, and is supervised by, the Board of Trustees of Evergreen Equity Trust. The overall management of Large Cap Fund and Diversified Value Fund is the responsibility of, and is supervised by, the Board of Trustees of Evergreen Select Equity Trust.

Investment Advisor

  Meridian Investment Company ("MIC") is the investment advisor to Stock Selector Fund.

  Facts about MIC:

--------------------------------------------------------------------------------
  . Is a subsidiary of First Union National Bank ("FUNB"), which is a subsidiary of First Union Corporation ("First Union"), the 6th largest bank holding company in the United States based on total assets as of March 31, 2000.

  . Has been managing money for over 15 years.

  . Manages over $768.6 million in assets for 3 of the Evergreen Funds.

  . Manages with its affiliates the Evergreen family of mutual funds with assets of approximately $82.8 billion as of March 31, 2000.

  . Is located at 55 Valley Stream Parkway, Malvern, PA 19355.
--------------------------------------------------------------------------------

Portfolio Management

  Since October 1999, the day-to-day management of Stock Selector Fund has been handled by Timothy M. Stevenson, Jay Zelko and Eric M. Teal.

--------------------------------------------------------------------------------
  . Mr. Stevenson joined FUNB in November 1994 as a Senior Vice
    President and portfolio manager. Mr. Stevenson has been affiliated with MIC as a portfolio manager since October 1999.

  . Mr. Zelko joined FUNB in April 1994 as an Assistant Vice President and is an equity portfolio manager within MIC who maintains sector analytical and portfolio management responsibilities. Mr. Zelko has been affiliated with MIC as a portfolio manager since June 1999.

  . Mr. Teal joined FUNB in September 1993 as an investment officer. He has been Vice President and quantitative equity analyst since
    September 1997. Mr. Teal has been affiliated with MIC as a portfolio manager since October 1999.
--------------------------------------------------------------------------------

Advisory Fees

  For its management and supervision of the daily business affairs of Stock Selector Fund, MIC is entitled to receive an annual fee equal to 0.66% of the Fund's average daily net assets.

--------------------------------------------------------------------------------
  . MIC may, at its discretion, reduce or waive its fee or reimburse the
    Fund for certain of its other expenses in order to reduce the expense ratios. Unless otherwise agreed upon, MIC may also reduce or cease these voluntary waivers and reimbursements at any time. If the
    Mergers take place, MIC has agreed to waive the management fee and/or reimburse expenses for a period of two years beginning in
    July 2000 in order to limit Stock Selector Fund's Total Fund
    Operating Expenses to 0.72% for Class Y shares and 0.97% for
    Institutional Service shares.
--------------------------------------------------------------------------------

[GRAPHIC]
   What will be the primary federal tax consequences of the Mergers?

  Prior to or at the completion of the Mergers, Large Cap Fund and Diversified Value Fund will each have received an opinion from Sullivan & Worcester LLP that the Mergers have been structured so that no gain or loss will be realized by the Funds or their shareholders for federal income tax purposes as a result of receiving Stock Selector Fund shares in connection with the Mergers. The holding period and aggregate tax basis of shares of Stock Selector Fund that are received by Large Cap Fund's and Diversified Value Fund's shareholders will be the same as the holding period and aggregate tax basis of shares of the Fund previously held by such shareholders, provided that shares of the Fund are held as capital assets. In addition, the holding period and tax basis of the assets of Large Cap Fund and Diversified Value Fund in the hands of Stock Selector Fund as a result of the Mergers will be the same as in the hands of the Funds immediately prior to the Mergers, and no gain or loss will be recognized by Stock Selector Fund upon the receipt of the assets of the Funds in exchange for shares of Stock Selector Fund and the assumption by Stock Selector Fund of Large Cap Fund's and Diversified Value Fund's identified liabilities.

                                     RISKS

   What are the primary risks of investing in each Fund?

  An investment in each Fund is subject to certain risks. There is no assurance that investment performance of any Fund will be positive and that the Funds will meet their investment objectives. The following tables and discussions highlight the primary risks associated with an investment in each of the Funds.

--------------------------------------------------------------------------------
      Large Cap Fund        Diversified Value Fund      Stock Selector Fund
--------------------------------------------------------------------------------
                   Each Fund is subject to Stock Market Risk.

    Each Fund invests substantially all of its assets in equity securities.
--------------------------------------------------------------------------------

  The Funds' values will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the value of and dividend yield and total return earned on a shareholder's investment would likely decline. Even if general economic conditions do not change, a shareholder's investment in a Fund may decline if the particular sectors, industries or issuers in which the Fund invests do not perform well.

--------------------------------------------------------------------------------
      Large Cap Fund        Diversified Value Fund      Stock Selector Fund
--------------------------------------------------------------------------------
              Each Fund is subject to Market Capitalization Risk.

 Large Cap Fund invests primarily in large and medium capitalization companies.
  Diversified Value Fund invests primarily in large capitalization companies.
    Stock Selector Fund invests primarily in large capitalization companies, although it will consider companies of any market capitalization.
--------------------------------------------------------------------------------

  Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Fund that invests in these companies to increase in value more rapidly than a Fund that invests in larger, fully-valued companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small and medium capitalization companies may decline significantly in market downturns.

--------------------------------------------------------------------------------
       Large Cap Fund         Diversified Value Fund      Stock Selector Fund

--------------------------------------------------------------------------------
                 Each Fund is subject to Investment Style Risk.

       Large Cap Fund may invest in both "growth" and "value" securities.
        Diversified Value Fund invests primarily in "value" securities.
    Stock Selector Fund may invest in both "growth" and "value" securities.
--------------------------------------------------------------------------------


  Stocks with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different style. A Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are out of favor or undervalued in comparison to their peers due to adverse business developments or other factors. Value oriented funds will typically underperform when growth investing is in favor.

--------------------------------------------------------------------------------
       Large Cap Fund         Diversified Value Fund      Stock Selector Fund

--------------------------------------------------------------------------------
                Each Fund is subject to Foreign Investment Risk.

  Large Cap Fund and Diversified Value Fund may each invest up to 10% of their assets in foreign securities.
 Stock Selector Fund may invest up to 20% of its assets in foreign securities.
  Because Stock Selector Fund may invest a greater percentage of its assets in foreign securities, it is subject to the risks of foreign securities to a greater extent than Large Cap Fund and Diversified Value Fund.
--------------------------------------------------------------------------------


  A Fund's investment in non-U.S. securities could expose it to certain unique risks of foreign investing. For example, political turmoil and economic instability in the countries in which the Funds invest could adversely affect the value of your investment. In addition, if the value of any foreign currency in which the Funds' investments are denominated declines relative to the U.S. dollar, the value of and total return earned on your investment in the Fund may decline as well. To manage this risk, the Funds may enter into currency futures contracts and forward currency exchange contracts. Although the Funds use these contracts to hedge the U.S. dollar value of a security they already own, a Fund could lose money if it fails to predict accurately the future exchange rates. The Funds may engage in hedging and cross hedging with respect to foreign currencies to protect themselves against a possible decline in the value of another foreign currency in which certain of the Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if a Fund is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established. Certain foreign countries have less developed and less regulated securities markets and accounting systems than the U.S. This may make it harder to get accurate information about a security or company, and increase the likelihood that an investment will not perform as well as expected.

   Are there any other risks of investing in each Fund?

  Each Fund may invest in futures and options which are forms of derivatives. Such practices are used to hedge a Fund's portfolio to protect against changes in interest rates, to maintain a Fund's exposure to its market, to manage cash or to attempt to increase income. Although these practices are intended to increase returns, they may actually reduce returns or increase volatility. Stock Selector Fund has had higher portfolio turnover during its last fiscal year than either of Large Cap Fund or Diversified Value Fund. High portfolio turnover results in greater brokerage and other transaction costs which are borne by a Fund and its shareholders. It may also result in a Fund realizing greater net short-term capital gains, distributions from which are taxable to shareholders as ordinary income.

                               MERGER INFORMATION

Reasons for the Mergers

  At a regular meeting held on March 23-24, 2000, all of the Trustees of Evergreen Select Equity Trust and Evergreen Equity Trust, including the Independent Trustees, considered and approved the Mergers; they determined that they were in the best interests of shareholders of each of Large Cap Fund, Diversified Value Fund and Stock Selector Fund, as applicable, and that the interests of existing shareholders of each of Large Cap Fund, Diversified Value Fund and Stock Selector Fund, as applicable, will not be diluted as a result of the transactions contemplated by the Mergers.

  Before approving the Plans, the Trustees reviewed various factors about the Funds and the proposed Mergers. The Trustees considered among other things:

  . the terms and conditions of the Mergers;

  . whether the Mergers would result in the dilution of shareholders' interests;

  . expense ratios, fees and expenses of Large Cap Fund, Diversified Value
    Fund and Stock Selector Fund;

  . the comparative performance records of each Fund;

  . compatibility of the Funds' investment objectives and principal investment strategies;

  . the fact that FUNB will bear the expenses incurred by Large Cap Fund, Diversified Value Fund and Stock Selector Fund in connection with the Mergers;

  . the fact that Stock Selector Fund will assume the identified liabilities of Large Cap Fund and Diversified Value Fund;

  . the fact that the Mergers are expected to be tax-free for federal income tax purposes; and

  . alternatives available to shareholders of Large Cap Fund and Diversified
    Value Fund, including the ability to redeem their shares.

  During their consideration of the Mergers, the Trustees met with counsel to the Independent Trustees regarding the legal issues involved.

  In approving the Mergers, the Trustees considered the relative size of Large Cap Fund and Diversified Value Fund as well as their investment styles. The Trustees evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved by combining Large Cap Fund and Diversified Value Fund with Stock Selector Fund. As of March 31, 2000, Stock Selector Fund's total assets were approximately $478.7 million, Large Cap Fund's total assets were approximately $310.4 million and Diversified Value Fund's total assets were approximately $517.3 million. By merging into Stock Selector Fund, shareholders of Large Cap Fund and Diversified Value Fund would be participating in a combined fund with assets larger than either Large Cap Fund or Diversified Value Fund with the potential for economies of scale.

  The Trustees also considered that while the past one-year performance (through 2/29/2000) has been higher for Diversified Value Fund than for Large Cap Fund and slightly higher than that of Stock Selector Fund, the Trustees also considered Stock Selector Fund's longer performance record for the three- and five-year periods ended 2/29/2000. The Trustees also considered that Stock Selector Fund's one-year performance through 12/31/1999 was higher than the performance of Large Cap Fund and Diversified Value Fund.

  In addition, assuming that an alternative to the Mergers would be to propose that Large Cap Fund and Diversified Value Fund continue their existence and be separately managed by FUNB or one of its affiliates, each of Large Cap Fund and Diversified Value Fund would have to continue to bear the cost of maintaining their separate existence. FUNB believes that the prospect of dividing the resources of the Evergreen Family of Funds between three similar funds could result in each Fund being disadvantaged due to an inability to achieve optimum size, performance levels and greater economies of scale. FUNB also believes that the potential for greater portfolio management efficiency can be achieved by using the current common members of the Funds' management teams in a more effective way.

  The Trustees also considered the relative expenses of the Funds. Currently, the expense ratios of Large Cap Fund and Diversified Value Fund are lower than that of Stock Selector Fund. If the Mergers take place, MIC has agreed to waive the management fee and/or reimburse expenses for a period of two years beginning in July 2000 in order to limit Stock Selector Fund's Total Fund Operating Expenses to 0.72% for Class Y shares and 0.97% for Institutional Service shares. This expense limitation as well as the efficiencies achieved in operating a larger mutual fund would bring the expenses of Stock Selector Fund more into line with the current gross expenses (before any fee waivers or expense reimbursements) of Large Cap Fund and Diversified Value Fund.

  Accordingly, for the reasons noted above and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, the Trustees believe that the proposed Mergers would be in the best interests of each Fund and its shareholders.

Agreements and Plans of Reorganization

  The following summary is qualified in its entirety by reference to the Plans (Exhibits A and B hereto).

  Together the Plans provide that Stock Selector Fund will acquire all of the assets of Large Cap Fund and Diversified Value Fund in exchange for shares of Stock Selector Fund and the assumption by Stock Selector Fund of the identified liabilities of Large Cap Fund and Diversified Value Fund on or about July 24, 2000 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Large Cap Fund and Diversified Value Fund will endeavor to discharge all of their known liabilities and obligations. Stock Selector Fund will not assume any liabilities or obligations of Large Cap Fund or Diversified Value Fund other than those reflected in an unaudited statement of assets and liabilities of each of Large Cap Fund and Diversified Value Fund prepared as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern Time, on the business day immediately prior to the Closing Date (the "Valuation Time"). The number of full and fractional shares of each class of Stock Selector Fund to be received by the shareholders of Large Cap Fund and Diversified Value Fund will be determined by multiplying the number of full and fractional shares of the corresponding class of each of Large Cap Fund and Diversified Value Fund by a factor which shall be computed by dividing the net asset value per share of the respective class of shares of Large Cap Fund and Diversified Value Fund by the net asset value per share of the respective class of shares of Stock Selector Fund. Such computations will take place as of the Valuation Time. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

  State Street Bank and Trust Company, the custodian for the Funds, will compute the value of each Fund's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the prospectus and statement of additional information of Stock Selector Fund, Rule 22c-1 under the 1940 Act, and with the interpretations of such Rule by the SEC's Division of Investment Management.

  At or prior to the Closing Date, Large Cap Fund and Diversified Value Fund will each have declared a dividend and distribution which, together with all previous dividends and distributions, shall have the effect of distributing to the Funds' shareholders (in shares of the Fund, or in cash, as the shareholder has previously elected) all of the Funds' net investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Funds' net tax exempt income and all of their net capital gains realized in all taxable periods ending on the Closing Date (after the reductions for any capital loss carryforward).

  As soon after the Closing Date as conveniently practicable, Large Cap Fund and Diversified Value Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of Stock Selector Fund received by Large Cap Fund and Diversified Value Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of Large Cap Fund's and Diversified Value Fund's shareholders on Stock Selector Fund's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Stock Selector Fund due to the Fund's shareholders. All issued and outstanding shares of Large Cap Fund and Diversified Value Fund, including those represented by certificates, will be canceled. The shares of Stock Selector Fund to be issued will have no preemptive or conversion rights. After these distributions and the winding up of their affairs, Large Cap Fund and Diversified Value Fund will be terminated.

  The consummation of the Mergers is subject to the conditions set forth in the Plans, including approval by the respective shareholders of Large Cap Fund and of Diversified Value Fund, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding approval of the shareholders of Large Cap Fund and of Diversified Value Fund, each Plan may be terminated (a) by the mutual agreement of the Fund and Stock Selector Fund; or (b) at or prior to the Closing Date by any party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

  Whether or not the Mergers are consummated, FUNB will pay the expenses incurred by Large Cap Fund, Diversified Value Fund and Stock Selector Fund in connection with the Mergers (including the cost of any proxy-soliciting agent). No portion of the expenses will be borne directly or indirectly by Large Cap Fund, Diversified Value Fund, Stock Selector Fund or their shareholders.

  If Large Cap Fund's or Diversified Value Fund's shareholders do not approve the Mergers, the Trustees will consider other possible courses of action which may be in the best interests of shareholders.

Federal Income Tax Consequences

  Each Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Mergers, Large Cap Fund and Diversified Value Fund will each receive an opinion from Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of each Merger:

  (1) The transfer of all of the assets of Large Cap Fund and Diversified Value Fund solely in exchange for shares of Stock Selector Fund and the assumption by Stock Selector Fund of the identified liabilities of Large Cap Fund and Diversified Value Fund followed by the distribution of Stock Selector Fund's shares to the shareholders of Large Cap Fund and Diversified Value Fund in dissolution and liquidation of Large Cap Fund and Diversified Value Fund, will each constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and Stock Selector Fund, Large Cap Fund and Diversified Value Fund, as applicable, will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

  (2) No gain or loss will be recognized by Stock Selector Fund upon the receipt of the assets of Large Cap Fund and Diversified Value Fund solely in exchange for the shares of Stock Selector Fund and the assumption by Stock Selector Fund of the identified liabilities of each of Large Cap Fund and Diversified Value Fund;

  (3) No gain or loss will be recognized by Large Cap Fund and Diversified Value Fund on the transfer of their assets to Stock Selector Fund in exchange for Stock Selector Fund's shares and the assumption by Stock Selector Fund of the identified liabilities of each of Large Cap Fund and Diversified Value Fund or upon the distribution (whether actual or constructive) of Stock Selector Fund's shares to Large Cap Fund's and Diversified Value Fund's shareholders in exchange for their shares of Large Cap Fund and Diversified Value Fund;

  (4) No gain or loss will be recognized by Large Cap Fund's and Diversified Value Fund's shareholders upon the exchange of their shares of Large Cap Fund and Diversified Value Fund for shares of Stock Selector Fund in liquidation of Large Cap Fund and Diversified Value Fund;

  (5) The aggregate tax basis of the shares of Stock Selector Fund received by each shareholder of Large Cap Fund and Diversified Value Fund pursuant to the Merger will be the same as the aggregate tax basis of the shares of Large Cap Fund and Diversified Value Fund held by such shareholder immediately prior to the Merger, and the holding period of the shares of Stock Selector Fund received by each shareholder of Large Cap Fund and Diversified Value Fund will include the period during which the shares of Large Cap Fund and Diversified Value Fund exchanged therefor were held by such shareholder (provided that the shares of Large Cap Fund and Diversified Value Fund were held as a capital asset on the date of the Merger); and

  (6) The tax basis of the assets of Large Cap Fund and Diversified Value Fund acquired by Stock Selector Fund will be the same as the tax basis of such assets to Large Cap Fund and Diversified Value Fund immediately prior to the Merger, and the holding period of such assets in the hands of Stock Selector Fund will include the period during which the assets were held by Large Cap Fund and Diversified Value Fund.

  Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Mergers are consummated but do not qualify as tax-free reorganizations under the Code, a shareholder of Large Cap Fund or Diversified Value Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Fund shares and the fair market value of Stock Selector Fund shares he or she received. Shareholders of Large Cap Fund and Diversified Value Fund should consult their tax advisors regarding the effect, if any, of each proposed Merger in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Mergers, shareholders of Large Cap

Fund and Diversified Value Fund should also consult their tax advisors as to the state and local tax consequences, if any, of the Mergers.

  Any capital loss carryforwards of Large Cap Fund and Diversified Value Fund will be available to Stock Selector Fund to offset capital gains recognized after the Mergers subject to limitations imposed by the Code.

Pro Forma Capitalization

  The following table sets forth the capitalizations of Large Cap Fund, Diversified Value Fund and Stock Selector Fund as of September 30, 1999 and the capitalization of Stock Selector Fund on a pro forma basis as of that date, giving effect to the proposed acquisitions of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 2.22 and 2.23 Class Y and Institutional Service shares, respectively, of Stock Selector Fund issued for each Institutional and Institutional Service share, respectively, of Large Cap Fund and an exchange ratio of approximately 1.29 and 1.27 Class Y and Institutional Service shares, respectively, of Stock Selector Fund issued for each Institutional and Institutional Service share, respectively, of Diversified Value Fund.

 Capitalization of Large Cap Fund, Diversified Value Fund, Stock Selector Fund
                      and Stock Selector Fund (Pro Forma)

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                                                                       Stock Selector
                          Large Cap   Diversified Value Stock Selector      Fund
  Net Assets                 Fund           Fund             Fund       (Pro Forma)
  Class A                         N/A            N/A      $20,929,673     $20,929,673
  Class B                         N/A            N/A       $2,375,664      $2,375,664
  Class C                         N/A            N/A          $78,326         $78,326
  Class Y                         N/A            N/A     $476,928,047  $1,378,690,108
  Institutional          $365,548,427   $536,213,634              N/A             N/A
  Institutional Service      $354,808     $1,233,283              N/A      $1,588,091
                         ------------   ------------     ------------  --------------
  Total Net Assets       $365,903,235   $537,446,917     $500,311,710  $1,403,661,862
  Net Asset Value Per
   Share
  Class A                         N/A            N/A           $20.06          $20.06
  Class B                         N/A            N/A           $19.77          $19.77
  Class C                         N/A            N/A           $20.02          $20.02
  Class Y                         N/A            N/A           $20.11          $20.11
  Institutional                $44.66         $25.84              N/A             N/A
  Institutional Service        $44.63         $25.54              N/A          $20.06
  Shares Outstanding
  Class A                         N/A            N/A        1,043,496       1,043,496
  Class B                         N/A            N/A          120,183         120,183
  Class C                         N/A            N/A            3,912           3,912
  Class Y                         N/A            N/A       23,721,855      68,574,469
  Institutional             8,184,812     20,748,551              N/A             N/A
  Institutional Service         7,950         48,294              N/A          79,178
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  The table set forth above should not be relied upon to reflect the number of shares to be received in the Mergers; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Mergers.

Distribution of Shares

  Evergreen Distributor, Inc. ("EDI"), an affiliate of BISYS Fund Services, acts as underwriter of shares of Stock Selector Fund, Large Cap Fund and Diversified Value Fund. EDI distributes each Fund's shares directly or through broker-dealers, banks (including FUNB), or other financial intermediaries. Large Cap Fund and Diversified Value Fund each offer two classes of shares:
Institutional and Institutional Service. Stock Selector Fund offers Class Y and Institutional Service shares. In addition, Stock Selector Fund offers Class A, Class B and Class C shares; however, these classes of shares are not involved in the Mergers. Each class has a separate distribution arrangement and, as applicable, bears its own distribution expenses. (See "Shareholder Servicing-Related Expenses" below).


  In the proposed Mergers, Large Cap Fund and Diversified Value Fund shareholders holding Institutional shares will receive Class Y shares of Stock Selector Fund, and Large Cap Fund and Diversified Value Fund shareholders holding Institutional Service shares will receive Institutional Service shares of Stock Selector Fund. These shares have identical arrangements with respect to the imposition of Rule 12b-1 service fees, if any, as the shares they currently hold. The Mergers will be effected at net asset value.

  The following is a summary description of charges and fees for the Class Y and Institutional Service shares of Stock Selector Fund which will be received by Large Cap Fund and Diversified Value Fund shareholders in the Mergers. More detailed descriptions of the shareholder-servicing arrangements applicable to these classes of shares are contained in Stock Selector Fund's, Large Cap Fund's and Diversified Value Fund's prospectuses and in each Fund's statement of additional information.

  Class Y Shares. Class Y shares are sold at net asset value without any initial or deferred sales charge and are not subject to distribution-related or shareholder servicing-related fees. Class Y shares are only available to certain classes of investors as is more fully described in the prospectus for Stock Selector Fund. Institutional shareholders of Large Cap Fund or Diversified Value Fund who receive Class Y shares in the Mergers will continue to be able to purchase Class Y shares of Stock Selector Fund.

  Institutional Service Shares. Institutional Service shares are sold at net asset value without any initial or deferred sales charges and, as indicated below, are subject to shareholder servicing-related fees. Institutional Service shares are only available to certain classes of investors as is more fully described in the prospectus for Stock Selector Fund.

  Additional information regarding the classes of shares of each Fund is included in its prospectus and statement of additional information.

  Shareholder Servicing-Related Expenses. Each Fund has adopted a Rule 12b-1 plan with respect to its Institutional Service shares under which the class may pay for shareholder servicing-related expenses at an annual rate which may not exceed 0.75% of the average daily net assets attributable to the class. Payments with respect to Institutional Service shares are currently limited to 0.25% of average daily net assets attributable to the class. This amount may be increased to the full plan rate for each Fund by the Trustees without shareholder approval. Consistent with the requirements of Rule 12b-1 and the applicable rules of the National Association of Securities Dealers, Inc., following the Mergers, Stock Selector Fund may make shareholder servicing-related payments with respect to Large Cap Fund and Diversified Value Fund shares sold prior to the Mergers.

  Additional information regarding the Rule 12b-1 plans adopted by each Fund with respect to its Institutional Service shares is included in its prospectus and statement of additional information.

  No Rule 12b-1 plan has been adopted for the Class Y shares of Stock Selector Fund or the Institutional shares of Large Cap Fund and Diversified Value Fund.

Purchase and Redemption Procedures

  Information concerning applicable shareholder servicing-related fees is provided above. Investments in the Funds are not insured. The minimum initial purchase requirement for Class Y shares of Stock Selector Fund is $1,000; for Institutional shares of Large Cap Fund and Diversified Value Fund and Institutional Service shares of each Fund the minimum is $1 million, which may be waived in certain situations. There is no minimum for subsequent purchases of shares of the Funds. For more information, see "How to Choose the Share Class That Best Suits You" in Large Cap Fund's and Diversified Value Fund's prospectus, and "How to Buy Shares--Minimum Investments" or "How to Choose the Share Class That Best Suits You" in Stock Selector Fund's prospectus. Each Fund provides for telephone, mail or wire redemption of shares at net asset value as next determined after receipt of a redemption request on each day the NYSE is open for trading. Each Fund reserves the right to redeem in-kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than cash, and to redeem the remaining amount in the account if redemptions bring the account balance below the required initial minimum investment amount. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in the Funds' prospectuses. All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

Exchange Privileges

  Holders of shares of a class of each Fund may exchange their shares for shares of the same class of any other Evergreen fund or Evergreen Select fund which offers such class. Each Fund limits exchanges to five per calendar year and three per calendar quarter. No sales charge is imposed on an exchange. An exchange that represents an initial investment in another Evergreen Select fund must amount to at least $1 million or at least $1,000 for an exchange into another Evergreen fund. The current exchange privileges, and the requirements and limitations attendant thereto, are described in each Fund's prospectus and statement of additional information.

Dividend Policy

  Each of Large Cap Fund and Diversified Value Fund distributes its investment company taxable income monthly and its net realized gains at least annually to shareholders of record on the dividend record date. Stock Selector Fund distributes its investment company taxable income annually and its net realized gains at least annually to shareholders of record on the dividend record date. Dividends and distributions are reinvested in additional shares of the same class of the respective Fund, or paid in cash, as a shareholder has elected. See each Fund's prospectus for further information concerning dividends and distributions.

  After the Mergers, shareholders of Large Cap Fund and Diversified Value Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Stock Selector Fund reinvested in shares of Stock Selector Fund. Shareholders of Large Cap Fund and Diversified Value Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Stock Selector Fund in cash after the Mergers, although they may, after the Mergers, elect to have such dividends and/or distributions reinvested in additional shares of Stock Selector Fund.

  Each of Large Cap Fund, Diversified Value Fund and Stock Selector Fund has qualified and intends to continue to qualify to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Fund must distribute 90% of its taxable and tax-exempt income. While so qualified, so long as each Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

                      INFORMATION ON SHAREHOLDERS' RIGHTS

Form of Organization

  Evergreen Select Equity Trust and Evergreen Equity Trust are open-end management investment companies registered with the SEC under the 1940 Act, which continuously offer shares to the public. Evergreen Select Equity Trust and Evergreen Equity Trust are organized as Delaware business trusts and are governed by their respective Declarations of Trust, By-Laws, a Board of Trustees and by applicable Delaware and federal law. Large Cap Fund and Diversified Value Fund are series of Evergreen Select Equity Trust. Stock Selector Fund is a series of Evergreen Equity Trust.

Capitalization

  The beneficial interests in each Fund are represented by an unlimited number of transferable shares of beneficial interest, $.001 par value per share. The Declarations of Trust of both Evergreen Select Equity Trust and Evergreen Equity Trust permit the Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Fund. Each Fund's shares represent equal proportionate interests in the assets belonging to the Fund. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and by Fund as to matters, such as approval of or amendments to investment advisory agreements or proposed mergers, that affect only their particular Fund.

Shareholder Liability

  Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Other than in a limited number of states, no similar statutory or other authority limiting business trust shareholder liability exists in any other state. As a result, to the extent that each Trust or a shareholder is subject to the jurisdiction of courts in those states, it is possible that a court may not apply Delaware law, and may thereby subject shareholders of each Trust to liability. To guard against this risk, the Declaration of Trust of each Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of each Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of each Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of either Trust is remote.

Shareholder Meetings and Voting Rights

  Evergreen Select Equity Trust on behalf of Large Cap Fund and Diversified Value Fund and Evergreen Equity Trust on behalf of Stock Selector Fund are not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Trust. In addition, each Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Each Trust does not currently intend to hold regular shareholder meetings. Cumulative voting is not permitted. Except when a larger quorum is required by applicable law, with respect to each Fund, 25% of the outstanding shares entitled to vote constitutes a quorum for consideration of a matter. For each Fund, a majority (greater than 50%) of the votes cast and entitled to vote is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

  Under the Declarations of Trust of both Trusts, each share of Large Cap Fund, Diversified Value Fund and Stock Selector Fund will be entitled to one vote for each dollar of net asset value applicable to such share.

Liquidation

  In the event of the liquidation of Large Cap Fund, Diversified Value Fund or Stock Selector Fund, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of a class of the Fund held by them and recorded on the books of the Fund.

Liability and Indemnification of Trustees

  Under the Declaration of Trust of each Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (i) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

  The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of each Trust, their By-Laws and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declarations of Trust, By-Laws and Delaware law directly for more complete information.

                   VOTING INFORMATION CONCERNING THE MEETING

  This prospectus/proxy statement is being sent to shareholders of Large Cap Fund and Diversified Value Fund in connection with a solicitation of proxies by the Trustees of Evergreen Select Equity Trust, to be used at the Special Meeting (the "Meeting") of Shareholders to be held at 2:00 p.m., July 14, 2000, at the offices of the Evergreen Funds, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116, and at any adjournments thereof. This prospectus/proxy statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of Large Cap Fund and Diversified Value Fund on or about May 26, 2000. Only shareholders of record as of the close of business on April 28, 2000 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

  If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR a proposed Merger and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not have the effect of being counted as votes against a Plan, which must be approved by a majority of the votes cast and entitled to vote of the respective Fund. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of Evergreen Select Equity Trust at the address set forth on the cover of this prospectus/proxy statement. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Merger contemplated thereby.

  Approval of each Merger will require the affirmative vote of a majority (greater than 50%) of the respective Fund's shares voted and entitled to vote at the Meeting, assuming a quorum (at least 25% of the respective Fund's outstanding shares entitled to vote) is present.

  In voting for each Merger, all classes of Large Cap Fund will vote together as if they were a single class, and all classes of Diversified Value Fund will vote together as if they were a single class. Each share of each Fund will be entitled to one vote for each dollar of net asset value applicable to such share.

  Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of FUNB, its affiliates or other representatives of Large Cap Fund and Diversified Value Fund (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by Shareholder Communications Corporation, the Funds' proxy solicitor. If you wish to participate in the Meeting, you may submit the proxy card included with this prospectus/proxy statement, vote by telephone, fax or by the Internet or attend in person. (See the back of this prospectus/proxy statement for voting instructions.) Any proxy given by you is revocable.

  If Large Cap Fund or Diversified Value Fund shareholders do not vote to approve a Merger, the Trustees will consider other possible courses of action in the best interests of shareholders. In the event that sufficient votes to approve a Merger are not received before the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

  A shareholder who objects to a proposed Merger will not be entitled under either Delaware law or the Declaration of Trust of Evergreen Select Equity Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Mergers as proposed are not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Mergers are consummated, shareholders will be free to redeem the shares of Stock Selector Fund which they receive in the transactions at their then-current net asset value. Shares of Large Cap Fund and Diversified Value Fund may be redeemed at any time prior to the consummation of the Mergers. Shareholders of Large Cap Fund and Diversified Value Fund may wish to consult their tax advisors as to any differing consequences of redeeming Fund shares prior to the Mergers or exchanging such shares in the Mergers.

  Large Cap Fund and Diversified Value Fund do not hold annual shareholder meetings. If a Merger is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Evergreen Select

Equity Trust at the address set forth on the cover of this prospectus/proxy statement so that they will be received by the Fund in a reasonable period of time prior to the meeting.

  The votes of the shareholders of Stock Selector Fund are not being solicited by this prospectus/proxy statement and are not required to carry out the Mergers.

  NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Large Cap Fund and Diversified Value Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this prospectus/proxy statement needed to supply copies to the beneficial owners of the respective shares.

Shareholder Information

  As of the Record Date, the following number of shares of beneficial interest of each class of Large Cap Fund and Diversified Value Fund was outstanding:

     ---------------------------------------------------------------------
                                    Large Cap Fund  Diversified Value Fund
            Class of Shares        Number of Shares    Number of Shares
     ---------------------------------------------------------------------
       Institutional (I)            6,799,882.293       17,322,474.860
       Institutional Service (IS)       5,140.489           49,599.317
                                    -------------       --------------
       All Classes                  6,805,022.782       17,372,074.177
     ---------------------------------------------------------------------

  As of March 31, 2000, the officers and Trustees of Evergreen Select Equity Trust and Evergreen Equity Trust beneficially owned as a group less than 1% of the outstanding shares of Large Cap Fund, Diversified Value Fund and Stock Selector Fund, respectively. To Evergreen Select Equity Trust's knowledge, the following persons owned beneficially or of record more than 5% of Large Cap Fund's and Diversified Value Fund's total outstanding shares as of March 31, 2000:

Large Cap Fund:

-----------------------------------------------------------------------------
                                                        Percentage Percentage
                                                        of Shares  of Shares
                                                         of Class   of Class
                                              No. of      Before     After
  Name and Address                   Class    Shares      Merger     Merger
-----------------------------------------------------------------------------
  First Union National Bank             I  6,662,276.16   95.65%     23.20%
   Cash Account
   Attn.: Trust Operations Fund
   Group
   401 S. Tryon St., 3rd Fl, CMG
   1151
   Charlotte, NC 28202-1911
  Thomas F. Hackett                    IS      2,128.58   30.40%      5.46%
   c/o Warren S. Beebe, Jr., CPA
   P.O. Box 849
   Oakhurst, NJ 07755-0849

  First Clearing Corporation FBO       IS      2,112.44   30.17%      5.42%
   First Union Brokerage
   Sipes Orchard Home
   201 S. College Street, 5th Floor
   Charlotte, NC 28288-1167
  First National Bank of Shelby        IS        766.94   10.95%      1.97%
   Y/U/A Robert Gibson, Jr.
   P.O. Box 168
   Shelby, NC 28151-0168

  First Clearing Corporation FBO       IS        680.12    9.71%      1.75%
   Roberto J. Xacur Enjure
   201 S. College Street
   Charlotte, NC 28288
  First National Bank Trust Dept.      IS        496.46    7.09%      1.27%
   Co-Trustee Robert M. Gibson, Jr.
   Genealia L. Gibson Trust
   Dtd 10-9-87
   P.O. Box 168
   Shelby, NC 28150-0168

  Raymond James & Assoc. Inc.          IS        375.43    5.36%      0.96%
   CSDN Richard L. Granger IRA
   1817 Jason Dr.
   Florence, SC 29505-3220
-----------------------------------------------------------------------------

Diversified Value Fund:

-----------------------------------------------------------------------------
                                                        Percentage Percentage
                                                        of Shares  of Shares
                                                         of Class   of Class
                                                          Before     After
  Name and Address                  Class No. of Shares   Merger     Merger
-----------------------------------------------------------------------------
  First Union National Bank            I  16,148,516.96   91.16%     36.66%
   Reinvest Account
   Attn: Trust Operations Fund
   Group
   401 S. Tryon St., 3rd Floor
   Charlotte, NC 28202-1911
  First Union National Bank            I   1,566,858.01    8.85%      3.56%
   Cash Account
   Attn: Trust Operations Fund
   Group
   401 S. Tryon St., 3rd Floor
   Charlotte, NC 28202-1911
  Wilmington Trust Co. TTEE           IS      48,150.10    97.08%    79.64%
   Triangle Wire & Cable PP Hourly
   C/o Mutual Funds
   P.O. Box 8882
   Wilmington, DE 19899-8882
-----------------------------------------------------------------------------


  To Evergreen Equity Trust's knowledge, the following persons owned beneficially or of record more than 5% of Stock Selector Fund's total outstanding shares as of March 31, 2000:

Stock Selector Fund:

-----------------------------------------------------------------------------
                                                        Percentage Percentage
                                                        of Shares  of Shares
                                                         of Class   of Class
                                                          Before     After
  Name and Address                  Class No. of Shares  Mergers    Mergers
-----------------------------------------------------------------------------
  MLPF & S For the Sole Benefit of     B      15,688.04   10.46%     10.46%
   Its Customers
   Attn.: Fund Administration
   4800 Deer Lake Drive, East
   2nd Floor
   Jacksonville, FL 32246-6484
  MLPF & S For the Sole Benefit of     C       1,703.67    8.31%      8.31%
   Its Customers
   Attn.: Fund Administration
   4800 Deer Lake Drive, East
   2nd Floor
   Jacksonville, FL 32246-6484
  Stifel Nicolaus & Co. Inc.           C       1,578.00    7.70%      7.70%
   Donald Weisser IRA
   501 North Broadway
   St. Louis, MO 63102
  First Union Securities, Inc.         C       1,298.16    6.33%      6.33%
   FBO Gary L. Hildebrandt
   111 East Kilbourn Avenue
   Milwaukee, TX 76034-8689
  Donaldson Lufkin Jenrette            C       4,753.23   23.19%     23.19%
   Securities Corporation, Inc.
   P.O. Box 2052
   Jersey City, NJ 07303-9998
  First Union National Bank            Y  12,585,660.94   57.32%     20.24%
   Reinvest Account
   Attn: Trust Operations Fund
   Group
   401 S. Tryon St., 3rd Floor
   Charlotte, NC 28202-1911
  First Union National Bank            Y   8,732,709.26   39.77%     14.04%
   Cash Account
   Attn: Trust Operations Fund
   Group
   401 S. Tryon St., 3rd Floor
   Charlotte, NC 28202-1911
-----------------------------------------------------------------------------

                        FINANCIAL STATEMENTS AND EXPERTS

  The Annual Reports of Large Cap Fund and Diversified Value Fund as of June 30, 1999, the Annual Report of Stock Selector Fund as of September 30, 1999 and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the reports of KPMG LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                                 LEGAL MATTERS

  Certain legal matters concerning the issuance of shares of Stock Selector Fund will be passed upon by Sullivan & Worcester LLP, Washington, D.C.

                             ADDITIONAL INFORMATION

  Large Cap Fund, Diversified Value Fund and Stock Selector Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material, and charter documents with the SEC. These items can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511 and Seven World Trade Center, Suite 1300, New York, New York 10048.

                                 OTHER BUSINESS

  The Trustees of Evergreen Select Equity Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

 THE TRUSTEES OF EVERGREEN SELECT EQUITY TRUST RECOMMEND APPROVAL OF THE PLANS AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN
                        FAVOR OF APPROVAL OF THE PLANS.

May 26, 2000

                     INSTRUCTIONS FOR EXECUTING PROXY CARDS

  The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

  REGISTRATION                                   VALID SIGNATURE
  CORPORATE ACCOUNTS
  (1) ABC Corp.                                  ABC Corp.
  (2) ABC Corp.                                  John Doe, Treasurer
  (3) ABC Corp. c/o John Doe, Treasurer          John Doe, Treasurer
  (4) ABC Corp. Profit Sharing Plan              John Doe, Trustee

  TRUST ACCOUNTS
  (1) ABC Trust                                  Jane B. Doe, Trustee
  (2) Jane B. Doe, Trustee u/t/d 12/28/78        Jane B. Doe

  CUSTODIAL OR ESTATE ACCOUNTS
  (1) John B. Smith, Cust. f/b/o John B. Smith,
   Jr. UGMA                                      John B. Smith
  (2) John B. Smith                              John B. Smith, Jr., Executor

  After completing your proxy card, return it in the enclosed postage paid envelope.

                         OTHER WAYS TO VOTE YOUR PROXY

VOTE BY TELEPHONE:

1.Read the prospectus/proxy statement and have your proxy card at hand. 2.Call the toll-free number found on your proxy card.
3.Enter the 12-digit control number found on your proxy card.
4.Follow the simple recorded instructions.

VOTE BY INTERNET:

1.Read the prospectus/proxy statement and have your proxy card at hand. 2.Go to the website indicated on your proxy card and follow the voting instructions.

VOTE BY FAX:

1.Read the prospectus/proxy statement and have your completed proxy card at hand.
2.Fax both front and back sides of your proxy card by calling the number indicated on your proxy card and following the voting instructions.

  The above methods of voting are generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone, fax or the Internet.

  If you have any questions about the proxy card, please call Shareholder Communications Corporation, our proxy solicitor, at 800-645-8640.

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

  THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 30th day of April, 2000, by and between Evergreen Equity Trust, a Delaware business trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Trust"), with respect to its Evergreen Stock Selector Fund series (the "Acquiring Fund"), and Evergreen Select Equity Trust, a Delaware business trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 ("Evergreen Select Trust"), with respect to its Evergreen Select Large Cap Blend Fund series (the "Selling Fund").

  This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class Y and Institutional Service shares of beneficial interest, $.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

  WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

  WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

  WHEREAS, the Trustees of Evergreen Select Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund's shareholders;

  WHEREAS, the Trustees of the Trust have determined that the Selling Fund should exchange all of its assets and the identified liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

  NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                   ARTICLE I

             TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                LIABILITIES AND LIQUIDATION OF THE SELLING FUND

  1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

  1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

  The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

  The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable period of time prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the Reorganization or would violate the Selling Fund's fiduciary duty to its shareholders.

  1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund.

  In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount of sales charges (including asset based sales charges) permitted to be imposed by the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap immediately prior to the Reorganization the Aggregate NASD Cap of the Selling Fund immediately prior to the Reorganization, in each case calculated in accordance with such Rule 2830.

  1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

  1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement on Form N-14 which has been distributed to shareholders of the Selling Fund as described in paragraph 4.1(o).

  1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

  1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

  1.8 TERMINATION. The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                  ARTICLE II

                                   VALUATION

  2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

  2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

  2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to each of its classes by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of Institutional and Institutional Service shares of the Selling Fund will receive Class Y and Institutional Service shares, respectively, of the Acquiring Fund.

  2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                  ARTICLE III

                           CLOSING AND CLOSING DATE

  3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about July 24, 2000 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

  3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date
(a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

  3.3 TRANSFER AGENT'S CERTIFICATE. Evergreen Service Company, as transfer agent for the Selling Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company, its transfer agent, to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of Evergreen Select Trust or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

  4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

    (a) The Selling Fund is a separate investment series of a Delaware business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.

    (b) The Selling Fund is a separate investment series of a Delaware business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

    (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of Evergreen Select Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

    (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

    (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

    (g) The unaudited semi-annual financial statements of the Selling Fund at December 31, 1999 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

    (h) Since December 31, 1999 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

    (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

    (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

    (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

    (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

    (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

    (n) The information furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

    (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. The Prospectus/Proxy Statement included in the Registration Statement (other than information therein that relates to the Acquiring
  Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

  4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

    (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

    (b) The Acquiring Fund is a separate investment series of a Delaware business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

    (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

    (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

    (f) The financial statements of the Acquiring Fund at September 30, 1999 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

    (g) Since September 30, 1999 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

    (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

    (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

    (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

    (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

    (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

    (m) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

    (n) The Prospectus/Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

    (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                   ARTICLE V

             COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

  5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

  5.2 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

  5.3 APPROVAL BY SHAREHOLDERS. Evergreen Select Trust will call a meeting of the shareholders of the Selling Fund to act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

  5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

  5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

  5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by Evergreen Select Trust's President and Treasurer.

                                  ARTICLE VI

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

  The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

  6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of the Trust, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

  6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

    (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

    (b) The Acquiring Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

    (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

    (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

    (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

    (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-Laws or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

    (g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

    (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

    (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

  Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

  In this paragraph 6.2, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                  ARTICLE VII

           CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

  The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

  7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by a duly authorized officer of Evergreen Select Trust, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

  7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Valuation Date, certified by the Treasurer or Assistant Treasurer of Evergreen Select Trust.

  7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Sullivan & Worcester LLP, counsel to the Selling Fund, in a form satisfactory to the Acquiring Fund covering the following points:

    (a) The Selling Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

    (b) The Selling Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

    (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

    (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

    (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of Evergreen Select Trust's Declaration of Trust or By-laws, or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

    (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and government proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

    (g) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquired Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

    (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its respective properties or assets and the Selling Fund is neither a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

    (i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

  Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

  In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                 ARTICLE VIII

         FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                           FUND AND THE SELLING FUND

  If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

  8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of Evergreen Select Trust's Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund or the Selling Fund may waive the conditions set forth in this paragraph 8.1.

  8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

  8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

  8.4 No stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

  8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Selling Fund all of the Selling Fund's net investment company taxable or tax-exempt income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carryforward).

  8.6 The parties shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that for federal income tax purposes:

    (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund Shareholders in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

    (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund.

    (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

    (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

    (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

    (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

  8.7 The Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

    (a) they are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

    (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund;

    (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma financial statements that are included in the Registration Statement and Prospectus/Proxy Statement agree to the underlying accounting records of the Acquiring Fund and the Selling Fund or with written estimates provided by each Fund's management, and were found to be mathematically correct; and

    (d) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund's management and were found to be mathematically correct.

  In addition, unless waived by the Acquiring Fund, the Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

  8.8 The Selling Fund shall have received from KPMG LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

    (a) they are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

    (b) they had performed limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) which consisted of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus/Proxy Statement, and making inquiries of appropriate officials of the Trust responsible for financial and accounting matters whether such unaudited pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

    (c) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

    (d) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with written estimates by each Fund's management and were found to be mathematically correct.

                                   ARTICLE IX

                                    EXPENSES

  9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by First Union National Bank. Such expenses include, without limitation,
(a) expenses incurred in connection with the entering into and the carrying out of the provisions of this

Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

                                   ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

  10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

  10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                  TERMINATION

  11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

    (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

    (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

  11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Trust, Evergreen Select Trust, the respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                  ARTICLE XII

                                   AMENDMENTS

  12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                            LIMITATION OF LIABILITY

  13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

  13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

  13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

  13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

  13.5 It is expressly agreed that the obligations of the Acquiring Fund and the Selling Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust and Evergreen Select Trust personally, but shall bind only the trust property of the Acquiring Fund and of the Selling Fund, as provided in the Declarations of Trust of the Trust and Evergreen Select Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust and Evergreen Select Trust on behalf of the Acquiring Fund and the Selling Fund and signed by authorized officers of the Trust and Evergreen Select Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund and of the Selling Fund as provided in the Declarations of Trust of the Trust and Evergreen Select Trust.

  IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                          EVERGREEN EQUITY TRUST
                                          ON BEHALF OF EVERGREEN STOCK
                                          SELECTOR FUND

                                            /s/ William M. Ennis
                                          By: _________________________________

                                          Name: William M. Ennis

                                          Title: President

                                          EVERGREEN SELECT EQUITY TRUST
                                          ON BEHALF OF EVERGREEN SELECT
                                          LARGE CAP BLEND FUND

                                            /s/ Carol Kosel
                                          By: _________________________________

                                          Name: Carol Kosel

                                          Title: Treasurer

                                                                      EXHIBIT B

                     AGREEMENT AND PLAN OF REORGANIZATION

  THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 30th day of April, 2000, by and between Evergreen Equity Trust, a Delaware business trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Trust"), with respect to its Evergreen Stock Selector Fund series (the "Acquiring Fund"), and Evergreen Select Equity Trust, a Delaware business trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 ("Evergreen Select Trust"), with respect to its Evergreen Select Diversified Value Fund series (the "Selling Fund").

  This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class Y and Institutional Service shares of beneficial interest, $.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

  WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

  WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

  WHEREAS, the Trustees of Evergreen Select Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund's shareholders;

  WHEREAS, the Trustees of the Trust have determined that the Selling Fund should exchange all of its assets and the identified liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

  NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                   ARTICLE I

            TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
           THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                LIABILITIES AND LIQUIDATION OF THE SELLING FUND

  1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

  1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

  The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

  The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable period of time prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the Reorganization or would violate the Selling Fund's fiduciary duty to its shareholders.

  1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund.

  In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount of sales charges (including asset based sales charges) permitted to be imposed by the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap immediately prior to the Reorganization the Aggregate NASD Cap of the Selling Fund immediately prior to the Reorganization, in each case calculated in accordance with such Rule 2830.

  1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

  1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement on Form N-14 which has been distributed to shareholders of the Selling Fund as described in paragraph 4.1(o).

  1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

  1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

  1.8 TERMINATION. The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                  ARTICLE II

                                   VALUATION

  2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

  2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

  2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to each of its classes by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of Institutional and Institutional Service shares of the Selling Fund will receive Class Y and Institutional Service shares, respectively, of the Acquiring Fund.

  2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                  ARTICLE III

                           CLOSING AND CLOSING DATE

  3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about July 24, 2000 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

  3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

  3.3 TRANSFER AGENT'S CERTIFICATE. Evergreen Service Company, as transfer agent for the Selling Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company, its transfer agent, to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of Evergreen Select Trust or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

  4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

    (a) The Selling Fund is a separate investment series of a Delaware business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.

    (b) The Selling Fund is a separate investment series of a Delaware business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

    (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of Evergreen Select Trust's

  Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

    (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

    (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

    (g) The unaudited semi-annual financial statements of the Selling Fund at December 31, 1999 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

    (h) Since December 31, 1999 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

    (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

    (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

    (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

    (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

    (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

    (n) The information furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

    (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. The Prospectus/Proxy Statement included in the Registration Statement (other than information therein that relates to the Acquiring
  Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

  4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

    (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

    (b) The Acquiring Fund is a separate investment series of a Delaware business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

    (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

    (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

    (f) The financial statements of the Acquiring Fund at September 30, 1999 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

    (g) Since September 30, 1999 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

    (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

    (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

    (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

    (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

    (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

    (m) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

    (n) The Prospectus/Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

    (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                   ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

  5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

  5.2 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

  5.3 APPROVAL BY SHAREHOLDERS. Evergreen Select Trust will call a meeting of the shareholders of the Selling Fund to act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

  5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

  5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

  5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by Evergreen Select Trust's President and Treasurer.

                                  ARTICLE VI

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

  The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

  6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of the Trust, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

  6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

    (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

    (b) The Acquiring Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

    (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

    (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

    (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

    (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-Laws or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

    (g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

    (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

    (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

  In this paragraph 6.2, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                  ARTICLE VII

           CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

  The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

  7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by a duly authorized officer of Evergreen Select Trust, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

  7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Valuation Date, certified by the Treasurer or Assistant Treasurer of Evergreen Select Trust.

  7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Sullivan & Worcester LLP, counsel to the Selling Fund, in a form satisfactory to the Acquiring Fund covering the following points:

    (a) The Selling Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

    (b) The Selling Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

    (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

    (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

    (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of Evergreen Select Trust's Declaration of Trust or By-laws, or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

    (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and government proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

    (g) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquired Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

    (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its respective properties or assets and the Selling Fund is neither a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

    (i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

  Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

  In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                  ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                           FUND AND THE SELLING FUND

  If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

  8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of Evergreen Select Trust's Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund or the Selling Fund may waive the conditions set forth in this paragraph 8.1.

  8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

  8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

  8.4 No stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

  8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Selling Fund all of the Selling Fund's net investment company taxable or tax-exempt income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carryforward).

  8.6 The parties shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that for federal income tax purposes:

    (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund Shareholders in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

    (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund.

    (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

    (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

    (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

    (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

  8.7 The Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

    (a) they are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

    (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund;

    (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma financial statements that are included in the Registration Statement and Prospectus/Proxy Statement agree to the underlying accounting records of the Acquiring Fund and the Selling Fund or with written estimates provided by each Fund's management, and were found to be mathematically correct; and

    (d) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund's management and were found to be mathematically correct.

  In addition, unless waived by the Acquiring Fund, the Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

  8.8 The Selling Fund shall have received from KPMG LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

    (a) they are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

    (b) they had performed limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) which consisted of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus Proxy Statement, and making inquiries of appropriate officials of the Trust responsible for financial and accounting matters whether such unaudited pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

    (c) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

    (d) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with written estimates by each Fund's management and were found to be mathematically correct.

                                   ARTICLE IX

                                    EXPENSES

  9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by First Union National Bank. Such expenses include, without limitation,
(a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

                                   ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

  10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

  10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                  TERMINATION

  11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

    (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

    (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

  11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Trust, Evergreen Select Trust, the respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                  ARTICLE XII

                                   AMENDMENTS

  12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                            LIMITATION OF LIABILITY

  13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

  13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

  13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

  13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

  13.5 It is expressly agreed that the obligations of the Acquiring Fund and the Selling Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust and Evergreen Select Trust personally, but shall bind only the trust property of the Acquiring Fund and of the Selling Fund, as provided in the Declarations of Trust of the Trust and Evergreen Select Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust and Evergreen Select Trust on behalf of the Acquiring Fund and the Selling Fund and signed by authorized officers of the Trust and Evergreen Select Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund and of the Selling Fund as provided in the Declarations of Trust of the Trust and Evergreen Select Trust.

  IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                          EVERGREEN EQUITY TRUST
                                          ON BEHALF OF EVERGREEN STOCK
                                          SELECTOR FUND

                                            /s/ William M. Ennis
                                          By: _________________________________

                                          Name: William M. Ennis

                                          Title: President

                                          EVERGREEN SELECT EQUITY TRUST
                                          ON BEHALF OF EVERGREEN SELECT
                                          DIVERSIFIED VALUE FUND

                                            /s/ Carol Kosel
                                          By: _________________________________

                                          Name: Carol Kosel

                                          Title: Treasurer

                                                                       Exhibit C

                                   EVERGREEN
                              Stock Selector Fund

                   Fund at a Glance as of September 30, 1999

"During the twelve months, the Fund was broadly diversified among industry sectors. Technology stocks were among the most important contributors to performance."

                                   Portfolio
                                  Management
                          ---------------------------

                                    [PHOTO]
                        Timothy M. Stevenson, CFA, CMT
                             Tenure: October 1999

                                    [PHOTO]
                                 Eric M. Teal
                             Tenure: October 1999

--------------------------------------------------------------------------------
                            CURRENT INVESTMENT STYLE 1
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 9/30/1999.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

 1 Source: 1999 Morningstar, Inc.

 2 Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class.

Historical performance shown for Classes B, C, and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C, and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A, B and C are 0.25%, 1.00% and 1.00% respectively. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class Y would have been higher.

--------------------------------------------------------------------------------
                           Performance and Returns 2
--------------------------------------------------------------------------------

Portfolio Inception Date:2/28/1990      Class A    Class B    Class C   Class Y
Class Inception Date                   2/28/1990  11/7/1997  6/30/1999 2/21/1995

Average Annual Returns*
1 year with sales charge               28.76%     29.18%     33.88%        n/a
1 year w/o sales charge                35.15%     34.18%     34.88%     35.49%
3 years                                17.80%     15.01%     19.64%     20.00%
5 years                                20.01%     18.55%     21.13%     21.41%
Since Portfolio Inception              16.43%     15.80%     17.00%     17.14%
Maximum Sales Charge                    4.75%      5.00%      1.00%        n/a
                                     Front End      CDSC       CDSC
12-month dividends per share           $0.01                            $0.02
12-month capital gain distributions
per share                              $4.11       $4.11       --       $4.11


*Adjusted for maximum applicable sales charge unless noted.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

               S & P 500     Consumer Price   Evergreen Stock
               Composite       Index - US       Selector A
Feb-90           10,000          10,000            9,452
Sep-90            9,404          10,367            8,714
Sep-91           12,330          10,719           12,471
Sep-92           13,688          11,039           13,918
Sep-93           15,462          11,336           15,755
Sep-94           16,033          11,672           16,300
Sep-95           20,799          11,969           20,362
Sep-96           25,030          12,328           24,818
Sep-97           35,147          12,594           35,698
Sep-98           38,288          12,781           31,490
Sep-99           48,423          13,086           42,581

Comparison of a $10,000 investment in Evergreen Stock Selector Fund Class A shares2, versus a similar investment in the Standard & Poor's 500 Index (S&P
500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index which does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                              Stock Selector Fund
                          Portfolio Manager Interview

How did the Fund perform?

The Fund produced strong returns over the fiscal year, significantly outpacing the performance of its benchmark, the S&P 500 Stock Index. For the twelve-month period ended September 30, 1999, the Fund's Class A shares produced a total return of 35.15%. For the same period, the S&P 500 Stock Index returned 27.79%. All share classes outperformed more than 80% of the funds in the Lipper Multi-Cap Core Funds Category. The returns are before the deduction of any applicable sales charges.


                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                                    $500,311,710
Number of Holdings                                                            95
P/E Ratio                                                                  21.6x
Beta                                                                        1.14

What was the investment environment like during the twelve months?

The fiscal year started out on a strong note as recovery in Asian markets, Federal Reserve Board interest-rate cuts and strong corporate profits helped boost the stock market to new highs. Initially, the stock market's breadth (the number of stocks participating in the market's advance) was narrow, with most gains coming from large-cap and technology stocks. As the year progressed, however, the market broadened, and stocks across the board (small-cap, mid-cap, large-cap, growth and value) participated in the market's upward momentum. Investors welcomed this "all inclusive" trend, because for more than a year, the performance of most stocks had trailed that of large-cap and technology stocks.

Toward the end of the period, market sentiment changed considerably, as investors became concerned about a variety of issues. Investors worried about a flare-up of inflation, the possibility of higher interest rates, the prospect of weaker corporate earnings and the declining value of the dollar in relation to the yen. The uncertainty in the market led to broad fluctuations in stock prices. Once again, technology stocks became market leaders, and most small and mid-cap stocks gave up the gains they had made earlier. Even though inflation remained at a moderate level, the Federal Reserve Board took a pre-emptive stance against inflation. From June through August 1999, the Federal Reserve raised interest rates twice. As the period drew to a close, stocks traded in a broad range, as uncertainty in the market continued to prevail.

                                Top 5 Industries
                                ----------------
                         (as a percentage of net assets)

Information Services & Technology                                          16.0%
Finance & Insurance                                                        10.2%
Communication Systems & Services                                            9.2%
Food & Beverage Products                                                    8.8%
Healthcare Products & Services                                              7.8%

                                  EVERGREEN
                              Stock Selector Fund
                          Portfolio Manager Interview

What led to the Fund's strong performance?

During the twelve months, the Fund was broadly diversified among industry sectors. Technology, communications, basic materials, capital goods, consumer cyclicals, energy, financial and healthcare were some of the areas in which we invested. Technology stocks were among the most important contributors to performance. In this area we emphasized software companies and businesses that we believed would benefit from some of the significant trends developing around the internet, such as electronic commerce and on-line advertising. Some of the Fund's biggest holdings in the technology area included well known names, such as America Online, Microsoft, and Apple Computer. Energy companies, which benefited from an increase in oil prices, were also strong performers, as were consumer cyclical stocks, led by specialty retailer Best Buy. Strong demand for new products helped boost Best Buy's performance.

                                Top 10 Holdings
                                ---------------
                         (as a percentage of net assets)

Microsoft Corp.                                                             4.5%
Texas Instruments, Inc.                                                     4.2%
Apple Computer                                                              4.0%
MCI WorldCom, Inc.                                                          3.7%
Lucent Technologies, Inc.                                                   3.6%
General Electric Co.                                                        3.5%
America Online, Inc.                                                        3.1%
GTE Corp.                                                                   2.7%
MediaOne Group, Inc.                                                        2.6%
EMC Corp.                                                                   2.4%

What areas did not meet your expectations?

The Fund's over-weighted position in retail stocks and its under-exposure to telephone companies detracted from performance. Also, the Fund had a relatively big commitment to property and casualty insurance companies. Stock prices on such companies declined significantly, in the wake of Hurricane Floyd's destructive force. Financial stocks also had a tough time, because of uncertainty over the direction of interest rates.

What is your outlook?

Our long-term outlook for the stock market and for the Fund is positive. In the short term, however, we believe the market may be hampered by the uncertainty surrounding the direction of interest rates and inflation. We believe the underpinnings of the economy are strong and this bodes well for the long-term prospects of stocks. Should the market experience a significant downturn, we would view that as an ordinary part of the investment process and likely use it as an opportunity to purchase more stocks at attractive prices. Going forward we will maintain our strategy of seeking the best stocks we can find in a variety of economic sectors and industries across the market capitalization spectrum.

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                      EVERGREEN SELECT LARGE CAP BLEND FUND

                                       And

                     EVERGREEN SELECT DIVERSIFIED VALUE FUND

                                Each a Series of

                          EVERGREEN SELECT EQUITY TRUST
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 (800) 343-2898

                        By and In Exchange For Shares of

                          EVERGREEN STOCK SELECTOR FUND

                                   a Series of

                             EVERGREEN EQUITY TRUST
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 (800) 343-2898

         This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of Evergreen Select Large Cap Blend Fund ("Large Cap Fund") and Evergreen Select Diversified Value Fund ("Diversified Value Fund"), each a series of Evergreen Select Equity Trust, to Evergreen Stock Selector Fund ("Stock Selector Fund"), a series of Evergreen Equity Trust, in exchange for Class Y and Institutional Service shares (to be issued to holders of Institutional shares and Institutional Service shares, respectively, of Large Cap Fund and Diversified Value Fund) of beneficial interest, $0.001 par value per share, of Stock Selector Fund, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

(1) The Statement of Additional Information of Large Cap Fund and Diversified Value Fund dated November 1, 1999;

(2) The Statement of Additional Information of Stock Selector Fund dated February 1, 2000;

(3) Annual Report of Large Cap Fund and Diversified Value Fund for the year ended June 30, 1999;

(4)  Annual Report of Stock Selector Fund for the year ended September 30, 1999;

(5) Semi-Annual Report of Large Cap Fund and Diversified Value Fund for the six-month period ended December 31, 1999; and

(6)  Pro Forma Financial Statements as of September 30, 1999.

         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Large Cap Fund and Diversified Value Fund and Stock Selector Fund dated May 26, 2000. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to Evergreen Equity Trust at the telephone numbers or addresses set forth above.

         The date of this Statement of Additional Information is May 26, 2000.

                          EVERGREEN SELECT EQUITY TRUST


                       STATEMENT OF ADDITIONAL INFORMATION

                          EVERGREEN SELECT EQUITY TRUST

                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 (800) 633-2700

                       STATEMENT OF ADDITIONAL INFORMATION


                                November 1, 1999


                Evergreen Select Balanced Fund ("Balanced Fund")
             Evergreen Select Core Equity Fund ("Core Equity Fund")
       Evergreen Select Diversified Value Fund ("Diversified Value Fund")
            Evergreen Select Equity Index Fund ("Equity Index Fund")
            Evergreen Select Large Cap Blend Fund ("Large Cap Fund")
          Evergreen Select Secular Growth Fund ("Secular Growth Fund")
            Evergreen Select Small Cap Growth Fund ("Small Cap Fund")
        Evergreen Select Small Company Value Fund ("Small Company Fund")
       Evergreen Select Social Principles Fund ("Social Principles Fund")
          Evergreen Select Special Equity Fund ("Special Equity Fund")
        Evergreen Select Strategic Growth Fund ("Strategic Growth Fund")
             Evergreen Strategic Value Fund ("Strategic Value Fund")

                     (Each a "Fund"; together, the "Funds")


                    Each Fund is a series of Evergreen Equity
                              Trust (the "Trust").


         This statement of additional information ("SAI") pertains to all classes of shares of the Funds. It is not a prospectus but should be read in conjunction with the prospectus dated November 1, 1999 for the Fund in which you are interested. The Funds are offered through two separate prospectuses: one offering both Institutional and Institutional Service shares of each Fund, and one offering Class A, Class B and Class C shares of the Equity Index Fund and the Special Equity Fund. The information in Part 1 of this SAI is specific information about the Funds in the prospectus. The information in Part 2 of this SAI contains more general information that may or may not apply to the Fund or Class of shares in which you are interested. You may obtain a copy of either these prospectuses without charge by calling (800) 343-2898.

         Certain information may be incorporated by reference to the Funds' Annual Report dated June 30, 1999. You may obtain a copy of the Annual Report without charge by calling (800) 343-2898.

                                TABLE OF CONTENTS


PART 1

TRUST HISTORY................................................................1-1
INVESTMENT POLICIES..........................................................1-1
OTHER SECURITIES AND PRACTICES...............................................1-3
PRINCIPAL HOLDERS OF FUND SHARES.............................................1-3
EXPENSES....................................................................1-10
PERFORMANCE.................................................................1-15
SERVICE PROVIDERS...........................................................1-17
FINANCIAL STATEMENTS.........................................................1-8

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES................2-1
PURCHASE AND REDEMPTION OF SHARES ..........................................2-14
PRICING OF SHARES...........................................................2-19
SALES CHARGE WAIVERS AND REDUCTIONS.........................................2-16
PERFORMANCE CALCULATIONS....................................................2-20
PRINCIPAL UNDERWRITER.......................................................2-21
DISTRIBUTION EXPENSES UNDER RULE 12b-1      2-22
TAX INFORMATION.............................................................2-25
BROKERAGE...................................................................2-28
ORGANIZATION................................................................2-29
INVESTMENT ADVISORY AGREEMENT...............................................2-30
MANAGEMENT OF THE TRUST.....................................................2-32
CORPORATE AND MUNICIPAL BOND RATINGS........................................2-35
ADDITIONAL INFORMATION......................................................2-46

                                                                 1-14

                                                                  1-1
                                     PART 1

                                  TRUST HISTORY

         The Evergreen Select Equity Trust is an open-end management investment company, which was organized as a Delaware business trust on September 18, 1997. Each Fund is a diversified series of Evergreen Select Equity Trust. A copy of the Declaration of Trust is on file as an exhibit to the Trust's Registration Statement, of which this SAI is a part. The foregoing is qualified in its entirety by reference to the Declaration of Trust.

                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS

         Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the "1940 Act"). Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

         1.       Diversification

         Each Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

Further Explanation of Diversification Policy:

         To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities.

         2.       Concentration

         Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         Further Explanation of Concentration Policy:

         Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         3.       Issuing Senior Securities

         Except as permitted under the 1940 Act, each Fund may not issue senior securities.

         4.       Borrowing

         Each Fund may not borrow money, except to the extent permitted by applicable law.

         Further Explanation of Borrowing Policy:

         Each Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. Each Fund may also borrow up to an additional 5% of its total assets from banks or others. A Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. A Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. Each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. Each Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

         5.       Underwriting

         Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

         6.       Real Estate

         Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

         7.       Commodities

         Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

         8.       Lending

         Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

Further Explanation of Lending Policy:

         To generate income and offset expenses, a Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Gains or losses in the market value of a security lent will affect the Fund and its shareholders.

         When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.


                         OTHER SECURITIES AND PRACTICES

         Listed below are securities and investment practices the Funds may use in addition to those discussed in the prospectus. See Additional Information on Securities and Investment Practices in Part 2 of this SAI for further information on these particular investment practices. The information below applies to all Funds unless otherwise noted.

When-Issued, Delayed Delivery and Forward Commitment      Master Demand Notes
Transactions
Repurchase Agreements                                     Obligations of Foreign Branches of U.S. Banks
Reverse Repurchase Agreements                             Obligations of U.S. Branches of Foreign Banks
Options
Futures Transactions
Future Contracts
Foreign Currency (Special Equity Fund Only)
Corporate Bond Ratings (Balanced Fund Only)
Convertible Securities
Illiquid and Restricted Securities
Investment in Other Investment Companies

                        PRINCIPAL HOLDERS OF FUND SHARES


         As of September 30, 1999 the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of each Fund.

         Set forth below is information with respect to each person who, to each Fund's knowledge, owned beneficially or of record more than 5% of the outstanding shares of any class of each Fund as of September 30, 1999.


      --------------------------------------------------------------------------
      Balanced Fund
      Institutional Class
      --------------------------------------------------------------------------
      ----------------------------------------------------------- --------------
      First Union National Bank BK/EB/INT                         53.26%
      Reinvest Account
      Attn: Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor, CMG 1151
      Charlotte, NC  28202-1911
      ----------------------------------------------------------- --------------
      ----------------------------------------------------------- --------------

      First Union National Bank BK/EB/INT                         46.73%
      Cash Account
      Attn: Trust Operations Fund Group

      401 S. Tryon Street, 3rd Floor, CMG 1151
      Charlotte, NC  28202-1911
      ----------------------------------------------------------- --------------
      --------------------------------------------------------------------------
      Balanced Fund
      Institutional Service Class
      --------------------------------------------------------------------------
      ----------------------------------------------------------- --------------

      First Clearing Corporation                                  81.07%
      Walter Haemmerle IRA
      2 Ocean Point
      Port Royal Plantation

      Hilton Head Isle, SC  29928
      ----------------------------------------------------------- --------------
      ----------------------------------------------------------- --------------

      First Union National Bank                                   12.59%
      Trust Accounts

      Attn: Ginny Batten, CMG 1151-2
      401 S. Tryon Street, 3rd Floor
      Charlotte, NC  28202-1911
      ----------------------------------------------------------- --------------
      ----------------------------------------------------------- --------------

      First Union National Bank                                   6.33%
      Trust Accounts
      Attn: Ginny Batten

      301 S. Tryon Street, 11th Floor, CMG 1151
      Charlotte, NC  28202-1915
      ----------------------------------------------------------- --------------
      --------------------------------------------------------------------------
      Core Equity Fund
      Institutional Class
      ----------------------------------------------------------- --------------
      First Union National Bank BK/EB/INT                         99.38%
      Cash Account
      Attn: Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor, CMG 1151
      Charlotte, NC  28202-1151
      --------------------------------------------------------------------------
      Core Equity Fund
      Institutional Service Class
      ----------------------------------------------------------- --------------
      None
      --------------------------------------------------------------------------
      Diversified Value Fund
      Institutional Class
      ----------------------------------------------------------- --------------
      First Union National Bank BK/EB/INT                         87.18%
      Reinvest Account
      Attn: Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor, CMG 1151
      ----------------------------------------------------------- --------------
      First Union National Bank BK/EB/INT                         12.81%
      Cash Account
      Attn: Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor, CMG 1151
      Charlotte, NC  28202-1911
      --------------------------------------------------------------------------
      Diversified Value Fund
      Institutional Service Class
      ----------------------------------------------------------- --------------
      Bankers Trust Company                                       95.72%
      FBO Triangle Industries
      Master Trust
      100 Plaza One
      Jersey City, NJ  07311-3999
      ----------------------------------------------------------- --------------
      --------------------------------------------------------------------------
      Equity Index Fund
      Institutional Class
      ------------------------------------------------------------ -------------
      First Union National Bank BK/EB/INT                          81.71%
      Reinvest Account
      Attn: Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor, CMG 1151
      Charlotte, NC  28202-1911
      ------------------------------------------------------------ -------------
      ------------------------------------------------------------ -------------
      First Union National Bank BK/EB/INT                          11.42%
      Cash Account
      Attn: Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor, CMG 1151
      Charlotte, NC  28202-1911
      ------------------------------------------------------------ -------------
      --------------------------------------------------------------------------
      Equity Index Fund
      Institutional Service Class
      ----------------------------------------------------------- --------------
      First Union National Bank BK/EB/INT                         57.10%
      Reinvest Account
      Attn: Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor, CMG 1151
      Charlotte, NC  28202-1911
      --------------------------------------------------------------------------
      Equity Index Fund
      Class A Shares
      ----------------------------------------------------------- --------------
      Independent Trust Corporation                               9.81%
      Custodian Funds 865
      15255 S. 94th Ave., Suite 300
      Orlando Park, IL  60462-3896
      ----------------------------------------------------------- --------------
      Donaldson Lufkin Jenrette                                   5.55%
      Securities Corporation, Inc.
      P.O. Box 2052
      Jersey City, NJ  07303-9998
      --------------------------------------------------------------------------
      Equity Index Fund
      Class B Shares
      ----------------------------------------------------------- --------------
      None

      --------------------------------------------------------------------------
      Equity Index Fund
      Class C Shares
      --------------------------------------------------------------------------
      ----------------------------------------------------------- --------------
      MLPF&S For Sole Benefit                                     7.78%
      Of Its Customers
      Attn: Fund Administration
      4800 Deer Lake Drive, E. 2nd Floor
      Jacksonville, FL  32246-6484
      --------------------------------------------------------------------------
      Large Cap Blend Fund
      Institutional Class
      --------------------------------------------------------------------------
      ----------------------------------------------------------- --------------
      First Union National Bank BK/EB/INT                         94.80%
      Cash Account
      Attn: Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor, CMG 1151
      Charlotte, NC  28202-1911
      ----------------------------------------------------------- --------------
      ----------------------------------------------------------- --------------
      First Union National Bank BK/EB/INT                         5.19%
      Reinvest Account
      Attn: Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor, CMG 1151
      Charlotte, NC  28202-1911
      ----------------------------------------------------------- --------------

      --------------------------------------------------------------------------
      Large Cap Blend Fund
      Institutional Service Class
      ----------------------------------------------------------- --------------
      Thomas F. Hackett                                           33.77%
      C/O Warren S. Beebe Jr., CPA
      P.O. Box 849
      Oakhurst, NJ  07755-0849
      ----------------------------------------------------------- --------------
      First Clearing Corporation                                  21.97%
      Essex County Comm. American Legion
      29 Newell Drive
      Bloomfield, NJ  07003
      ----------------------------------------------------------- --------------
      First Clearing Corporation                                  20.55%
      First Union Brokerage
      Sipes Orchard Home
      201 S. College Street, 5th Floor
      Charlotte, NC  28288-1167
      ----------------------------------------------------------- --------------
      First National Bank of Shelby                               8.35%
      T/U/A Robert Gibson Jr.
      P.O. Box 168
      Shelby, NC  28151-0168
      ----------------------------------------------------------- --------------
      Raymond James & Associates Inc.                             7.94%
      Richard L. Granger IRA
      1817 Jason Drive
      Florence, SC 29505-3220
      ----------------------------------------------------------- --------------
      First Clearing Corporation                                  7.40%
      Roberto J. Xacur Enjure
      201 S. College Street
      Charlotte, NC  28288
      --------------------------------------------------------------------------
      Secular Growth Fund
      Institutional Class
      ----------------------------------------------------------- --------------
      First Union National Bank BK/EB/INT                         94.90%
      Cash Account
      Attn: Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor, CMG 1151
      Charlotte, NC  28202-1911
      ----------------------------------------------------------- --------------
      ----------------------------------------------------------- --------------
      First Union National Bank BK/EB/INT                         5.10%
      Reinvest Account
      Attn: Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor, CMG 1151
      Charlotte, NC  28202-1911
      ----------------------------------------------------------- --------------
      --------------------------------------------------------------------------
      Secular Growth Fund
      Institutional Service Class
      --------------------------------------------------------------------------
      ----------------------------------------------------------- --------------

      Evergreen Distributor, Inc.                                 0.00%
      Attn: Fund Administration
      3435 Stelzer Road

      Columbus, OH  43219-6004
      ----------------------------------------------------------- --------------
      --------------------------------------------------------------------------
      Small Cap Growth Fund
      Institutional Class
      ----------------------------------------------------------- --------------
      First Union National Bank                                   69.26%
      Re-Invest Account
      Attn: Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor
      Charlotte, NC  28202-1911
      ----------------------------------------------------------- --------------
      ----------------------------------------------------------- --------------
      Worcester County                                            18.91%
      Retirement System
      Attn: Michael J. Donahue
      Chairman & Treasurer
      2 Main Street, Room 3 Courthouse
      Worcester, MA  0168-1116
      ----------------------------------------------------------- --------------
      ----------------------------------------------------------- --------------
      First Union National Bank                                   7.57%
      Cash Account
      Attn: Trust Operation Fund Group
      401 S. Tryon Street, 3rd Floor
      Charlotte, NC  28202-1911
      ----------------------------------------------------------- --------------
      --------------------------------------------------------------------------
      Small Company Value Fund
      Institutional Class
      ----------------------------------------------------------- --------------
      First Union National Bank BK/EB/INT                         77.06%
      Reinvest Account
      Attn: Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor, CMG 1151
      Charlotte, NC  28202-1911
      ----------------------------------------------------------- --------------
      First Union National Bank BK/EB/INT                         17.22%
      Cash Account
      Attn: Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor, CMG 1151
      Charlotte, NC  28202-1911
      ----------------------------------------------------------- --------------
      MITRA & CO                                                  5.70%
      P.O. Box 2977
      Milwaukee, WI  53201-2977
      ----------------------------------------------------------- --------------
      --------------------------------------------------------------------------
      Small Company Value Fund
      Institutional Service Class
      --------------------------------------------------------------------------
      ----------------------------------------------------------- --------------
      Morgan Trust Company                                        95.32%
      Attn: John Kelly
      50 North Front Street, 4th Floor
      Memphis, TN  38103-2126
      --------------------------------------------------------------------------
      Social Principles Fund
      Institutional Class
      --------------------------------------------------------------------------
      ----------------------------------------------------------- --------------
      First Union National Bank BK/EB/INT                         94.08%
      Cash Account
      Attn: Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor, CMG 1151
      Charlotte, NC 28202-1911
      ----------------------------------------------------------- --------------
      ----------------------------------------------------------- --------------
      First Union National Bank BK/EB/INT                         5.10%
      Reinvest Account
      Attn: Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor, CMG 1151
      Charlotte, NC 28202-1911
      ----------------------------------------------------------- --------------
      --------------------------------------------------------------------------
      Social Principles Fund
      Institutional Service Class
      --------------------------------------------------------------------------
      ----------------------------------------------------------- --------------
      First Clearing Corporation                                  72.68%
      John J. Scinto Trust
      80 Grandview Avenue
      Port Chester, NY  10573
      ----------------------------------------------------------- --------------
      First Clearing Corporation                                  21.67%
      201 S. College Street
      Charlotte, NC  28288-1167
      ----------------------------------------------------------- --------------
      First Clearing Corporation                                  5.63%
      Maggie Dews
      201 S. College Street
      Charlotte, NC  28288-1167
      --------------------------------------------------------------------------
      Special Equity Fund
      Class A
      --------------------------------------------------------------------------
      ----------------------------------------------------------- --------------
      MLPF&S For The Sole Benefit of Its Customers                18.20%
      Attn: Fund Administration
      4800 Deer Lake Drive, E. 2nd Floor
      Jacksonville, FL  32246-6484
      ----------------------------------------------------------- --------------
      --------------------------------------------------------------------------
      Special Equity Fund
      Class B
      --------------------------------------------------------------------------
      ----------------------------------------------------------- --------------
      MLPF&S For the Sole Benefit                                 17.88%
      Of Its Customers
      Attn: Fund Administration
      4800 Deer Lake Drive, E. 2nd Floor
      Jacksonville, FL  32246-6484
      ----------------------------------------------------------- --------------
      --------------------------------------------------------------------------
      Special Equity Fund
      Class C
      --------------------------------------------------------------------------
      ----------------------------------------------------------- --------------
      MLPF&S For the Sole Benefit                                 13.18%
      Of Its Customers
      Attn: Fund Administration
      4800 Deer Lake Drive, E. 2nd Floor
      Jacksonville, FL  32246-6484
      ----------------------------------------------------------- --------------
      ----------------------------------------------------------- --------------
      Rhona B. Miller                                             8.62%
      5742 Bancroft Drive
      New Orleans, LA 70122-1314
      ----------------------------------------------------------- --------------
      ----------------------------------------------------------- --------------
      First Clearing Corporation                                  5.75%
      Charles E. Brooks
      2780 N. Riverside Drive, #104
      Tampa, FL 33602-1035
      ----------------------------------------------------------- --------------
      --------------------------------------------------------------------------
      Special Equity Fund
      Institutional Class
      --------------------------------------------------------------------------
      ----------------------------------------------------------- --------------
      First Union National Bank BK/EB/INT                         56.68%
      Reinvest Account
      Attn: Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor, CMG 1151
      Charlotte, NC  28202-1911
      ----------------------------------------------------------- --------------
      ----------------------------------------------------------- --------------
      First Union National Bank BK/EB/INT                         34.81%
      Cash Account
      Attn: Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor, CMG 1151
      Charlotte, NC  28202-1911
      ----------------------------------------------------------- --------------
      --------------------------------------------------------------------------
      Special Equity Fund
      Institutional Service Class
      --------------------------------------------------------------------------
      Charles Schwab & Co. Inc.                                   13.52%
      Special Custody Account
      Exclusive Benefit of Customers
      Reinvest Account
      Attn: Mutual Fund
      101 Montgomery Street
      San Francisco, CA  94104-4122
      ----------------------------------------------------------- --------------
      --------------------------------------------------------------------------
      First Union National Bank BK/EB/INT                         11.46%
      Cash Account
      Attn: Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor, CMG 1151
      Charlotte, NC  28202-1911
      --------------------------------------------------------------------------
      Strategic Growth Fund
      Institutional Class
      ------------------------------------------------------------ -------------
      First Union National Bank BK/EB/INT                          71.07%
      Cash Account
      Attn: Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor, CMG 1151
      Charlotte, NC  28202-1911
      ------------------------------------------------------------ -------------
      ------------------------------------------------------------ -------------
      First Union National Bank BK/EB/INT                          27.91%
      Reinvest Account
      Attn: Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor, CMG 1151
      Charlotte, NC 28202-1911
      ------------------------------------------------------------ -------------
      --------------------------------------------------------------------------
      Strategic Growth Fund
      Institutional Service Class
      ----------------------------------------------------------- --------------
      First Union National Bank BK/EB/INT                         8.02%
      Cash Account
      Attn: Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor, CMG 1151
      Charlotte, NC  28202-1911
      ----------------------------------------------------------- --------------

      Wilmington Trust (FLA) Inv. Agt.                            7.26%
      FBO Anne L. Hassold Trust
      P.O. Box 8882
      Wilmington, DE 19899-8882

      ----------------------------------------------------------- --------------
      First Union National Bank BK/EB/INT                         6.79%
      Reinvest Account
      Attn: Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor, CMG 1151
      Charlotte, NC  28202-1911
      --------------------------------------------------------------------------
      Strategic Value Fund
      Institutional Class
      --------------------------------------------------------------------------
      ----------------------------------------------------------- --------------
      First Union National Bank BK/EB/INT                         62.12%
      Cash Account
      Attn: Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor, CMG 1151
      Charlotte, NC  28202-1911
      -----------------------------------------------------------
      ----------------------------------------------------------- --------------
      First Union National Bank BK/EB/INT                         37.39%
      Reinvest Account
      Attn: Trust Operations Fund Group
      401 S. Tryon Street, 3rd Floor, CMG 1151
      Charlotte, NC  28202-1911
      -----------------------------------------------------------
      --------------------------------------------------------------------------
      Strategic Value Fund
      Institutional Service Class
      --------------------------------------------------------------------------
      ----------------------------------------------------------- --------------
      Citibank NA                                                 8.19%
      FBO Michael Besson
      C/O Valley Financial Systems, Inc.
      760 Constitution Drive, Suite 100
      Exton, PA  19341-1149
      ----------------------------------------------------------- --------------
      ----------------------------------------------------------- --------------
      Jefnat & Company                                            7.37%
      Oramella Tomassich Trust
      1 Court Square, 3rd Floor
      Montgomery, AL 36104-3598
      ----------------------------------------------------------- --------------
      ----------------------------------------------------------- --------------
      Carole Link Rodman                                          6.25%
      101 Ramblewood Road
      Forest, VA 24551-1339
      ----------------------------------------------------------- --------------
      ----------------------------------------------------------- --------------
      Harley & Company                                            5.75%
      FBO Eleanor Frechtling
      483 Maine Street
      Harleysville, PA 19438-2311
      ----------------------------------------------------------- --------------
      ----------------------------------------------------------- --------------
      Donaldson Lufkin Jenrette                                   5.36%
      Securities Corporation, Inc.
      P.O. Box 2052
      Jersey City, NJ  0703-2052
      ----------------------------------------------------------- --------------
      ----------------------------------------------------------- --------------
      SG Cowen Securities                                         5.34%
      Financial Square
      New York, NY 10005-3597
      ----------------------------------------------------------- --------------



                                    EXPENSES


Advisory Fees

         Each Fund has its own investment advisor, (For more information, see Investment Advisory Agreements in Part 2 of this SAI.)

         First Capital Group ("FCG"), a division of First Union National Bank ("FUNB"), is the Advisor to each of the Funds except Small Cap Fund, Small
Company Fund and Special Equity Fund. FUNB is located at 201 South College Street, Charlotte, North Carolina 28288-0630.

         Evergreen Asset Management Corp. ("EAMC") is the Advisor to Small Company Fund. EAMC is located at 2500 Westchester Avenue, Purchase, New York 10577. Lieber & Co., another First Union subsidiary, Corporation is the Fund's sub-advisor. Lieber & Company is reimbursed by EAMC for the direct and indirect costs of providing subadvisory services to the Fund.

         Evergreen Investment Management Company ("EIMC"), formerly known as Keystone Investment Management Company, is the Advisor to Small Cap Fund. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

         Meridian Investment Company ("Meridian") is the Advisor to Special Equity Fund. Meridian is located at 55 Valley Stream Parkway, Malvern, Pennsylvania 19355.


Advisory Fees Paid

         Below are the advisory fees paid by each Fund for the fiscal period ended June 30, 1999 and for fiscal periods ended in 1998.



Fiscal Period/Fund                        Advisory Fee                Waiver

Year Ended June 30, 1999

Balanced Fund                              $4,136,760                $689,460

Core Equity Fund                          $12,923,968               $1,848,228

Diversified Value Fund                     $3,983,024                $663,837

Equity Index Fund                          $1,802,977               $1,159,599

Large Cap Fund                             $3,318,923                $474,132

Secular Growth Fund*                        $36,383                  $36,383

Small Cap Fund                              $500,432                  $0.00

Small Company Fund                          $789,167                 $84,029

Social Principles Fund                     $1,203,962                $150,495

Special Equity Fund                        $1,181,647                $551,194

Strategic Growth Fund                      $3,224,101                $478,980

Strategic Value Fund                       $2,384,266                $340,610

Year Ended June 30, 1998

Balanced Fund                              $1,954,563                $325,761

Core Equity Fund                           $8,171,550               $1,350,561

Diversified Value Fund                     $2,181,562                $363,594

Equity Index Fund                          $1,139,000                $686,000

Large Cap Fund                             $2,031,616                $346,847

Small Cap Fund                              $166,954                  $0.00

Small Company Fund**                        $208,402                 $58,160

Social Principles Fund                      $782,703                 $129,970

Special Equity Fund                        $1,208,000                $518,000

Strategic Growth Fund                      $1,235,649                $210,851

Strategic Value Fund                        $930,128                 $132,876


*For the four months ended June 30, 1999.  The Fund commenced operations on
  2/26/1999.
**Period from December 23, 1997 (commencement of operations) to June 30, 1998.


12b-1 Fees

         Below are the 12b-1 service fees paid by the Institutional Service shares of each Fund for the fiscal period ended June 30, 1999. The Institutional shares do not pay 12b-1 fees. For more information, see "Distribution Expenses Under Rule 12b-1" in Part 2 of this SAI.


                                       Institutional Service Shares

Fund/Period

                                       Service Fees

Year Ended June 30, 1999

Balanced Fund                          $     5,257

Core Equity Fund                       $    60,519

Diversified Value Fund                 $     2,914

Equity Index Fund                      $    68,867

Large Cap Fund                         $       881

Secular Growth Fund                    $         1

Small Cap Fund                         $         0

Small Company Fund                     $       126

Social Principles Fund                 $       279

Special Equity Fund                    $     7,423

Strategic Growth Fund                  $    25,109

Strategic Value Fund                   $     3,890



Trustee Compensation

         Listed below is the Trustee compensation paid by the Trust individually and by the Trust and the eight other trusts in the Evergreen Fund complex for the fiscal period ended June 30, 1999. The Trustees do not receive pension or retirement benefits from the Funds. For more information, see Management of the Trust in Part 2 of this SAI.


                                                       Total Compensation from
                                                     Trust and Fund Complex Paid
                         Aggregate Compensation from        to Trustees**
           Trustee                   Trust


                                      $7,627                        $75,000
Laurence B. Ashkin

                                      $7,657                        $75,000
Charles A. Austin, III

                                      $7,509                        $74,250
K. Dun Gifford

                                      $9,845                        $98,000
James S. Howell*

                                      $7,509                        $74,250
Leroy Keith Jr.

                                      $7,627                        $75,000
Gerald M. McDonnell

                                      $8,799                        $86,500
Thomas L. McVerry

                                      $7,509                        $74,250
William Walt Pettit

                                      $7,509                        $74,250
David M. Richardson

                                      $7,768                        $78,000
Russell A. Salton, III

                                      $8,888                        $90,502
Michael S. Scofield*

                                      $7,509                        $74,250
Richard J. Shima


* As of January 1, 2000 James S. Howell will become Chairman of the Board and Michael S. Scofield will become Trustee of Emeritis
** Certain Trustees have elected to defer all or part of their total compensation for the fiscal period ended September 30, 1998. The amounts listed below will be payable in later years to the respective Trustees:


                  Austin            $11,325
                  McVerry           $86,500
                  Howell            $78,400
                  Salton            $78,000
                  Petit             $74,250
                  McDonnell         $75,000
                  Scofield          $30,900


Brokerage Commission Paid

         The table below shows for each Fund the total amounts paid in brokerage commissions during the fiscal period specified.


                                                      Total Brokerage Commission


Fiscal Period Ended June 30, 1999

Balanced Fund                                                 $ 419,607

Core Equity Fund                                             $ 3,384,398

Diversified Value Fund                                       $ 1,245,022

Large Cap Fund                                                $ 522,864

Secular Growth Fund                                            $ 11,833

Small Cap Fund                                                $ 174,134

Small Company Fund                                            $ 209,962

Social Principles Fund                                        $ 165,377

Strategic Growth Fund                                         $ 955,109

Strategic Value Fund                                          $ 519,440

Fiscal Period Ended June 30, 1998

Balanced Fund                                                 $ 281,280

Core Equity Fund                                             $ 1,063,426

Diversified Value Fund                                       $ 1,011,341

Large Cap Fund                                                $ 415,687

Small Cap Fund                                                 $ 61,462

Small Company Fund                                            $ 123,196

Social Principles Fund                                         $ 88,390

Strategic Growth Fund                                         $ 464,814

Strategic Value Fund                                          $ 145,302



         The table below shows the brokerage commissions paid by the predecessor funds of Evergreen Select Special Equity Fund and Evergreen Select Equity Index Fund for the fiscal years ended June 30, 1999, 1998 and 1997.


                                                      Total Brokerage Commission


Fiscal Period Ended June 30, 1999

Special Equity Fund                                           $ 200,235

Equity Index Fund                                             $ 155,575

Fiscal Period Ended June 30, 1998

Special Equity Fund                                            $116,052

Equity Index Fund                                              $102,434

Fiscal Period Ended June 30, 1997

Special Equity Fund                                            $138,761

Equity Index Fund                                              $89,787




                                   PERFORMANCE
Total Return

         Below are the annual total returns for each class of shares of the Funds as of June 30, 1999. The returns for Select Secular Growth Fund are cumulative. For more information, see "Total Return" under Performance Calculations in Part 2 of this SAI.

                                                                Ten Years or Since    Class
Fund/Class                  One Year          Five Years        Inception            Inception Date

1-Balanced Fund

Institutional               5.70%             14.57%             12.35%                    01/22/98

Institutional Service       5.43%             14.55%             12.33%                    04/09/98

2-Core Equity Fund

Institutional               9.82%             22.24%             14.88%                    11/24/97

Institutional Service       9.53%             21.97%             14.61%                    02/04/98

3-Diversified Value Fund

Institutional               9.08%             19.51%             16.55%                    01/22/98

Institutional Service       8.77%             19.14%             16.33%                    03/31/98

4-Equity Index Fund

Institutional               22.03%            27.08%             17.81%                    02/14/85

Institutional Service       21.70%            26.99%             17.77%                    10/09/96

Class A                     16.00%            25.81%             17.22%                    11/04/98

Class B                     16.35%            26.76%             17.74%                    11/03/98

Class C                     20.82%            27.04%             17.79%                    04/30/99

5-Large Cap Fund

Institutional               7.12%             23.60%             19.78%                    11/24/97

Institutional Service       6.83%             23.30%             19.49%                    03/12/98

7-Secular Growth Fund

Institutional               27.50%            N/A                31.85%                     2/26/99

Institutional Service       27.18%            N/A                31.52%                     2/26/99

8-Small Cap Fund

Institutional               4.22%             N/A                10.96%                    12/28/95

Institutional Service       N/A               N/A                N/A                          N/A

9-Small Company Fund

Institutional               -10.73%           N/A                -6.41%                    12/23/97

Institutional Service       -11.68%           N/A                -7.06%                    12/31/98

Institutional               0.90%             19.15%             13.81%                    11/24/97

Institutional Service       0.64%             18.87%             13.54%                    03/12/98

11-Special Equity Fund

Institutional               42.02%            26.12%             21.02%                    03/15/94

Institutional Service       41.55%            25.86%             20.78%                    03/15/94

9-Strategic Growth Fund

Institutional               19.22%            N/A                28.77%                    11/24/97

Institutional Service       18.88%            N/A                28.42%                    02/27/98

10-Strategic Value Fund

Institutional               8.85%             22.14%             14.87%                    11/24/97

Institutional Service       8.60%             21.86%             14.59%                    03/11/98


1-Historical performance shown for Institutional shares prior to its inception is based on the performance of the Class Y Shares of Evergreen Balanced Fund II. On 1/22/1998, substantially all of the assets of the Class Y shares of Evergreen Balanced Fund II were transferred through a redemption in-kind transaction to the Fund's Institutional shares. Historical performance shown for Institutional Service shares reflects that of Class Y Shares of Evergreen Balanced Fund II, through 1/22/1998, the inception of Institutional Shares. Performance from 1/23/1998 through the inception of Institutional Service Shares reflects that of Institutional Shares. Performance prior to inception of Institutional Service Shares does not include this class' 0.25% 12b-1 fees. Institutional Shares do not pay a 12b-1 fee. If fees were reflected, returns would have been lower.

2-Historical performance shown for Institutional Service shares from 11/24/1997 to its inception is based on the performance of Institutional shares and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Institutional Service shares. Institutional shares pays no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/1997, the returns for Institutional and Institutional Service shares are based on the Fund's predecessor common trust fund's (CTFs) performance, adjusted for estimated mutual fund expenses. The CTFs were not registered under the 1940 Act and were not subject to certain investment restrictions. If the CTFs had been registered, their performance might have been adversely affected. Performance for the CTFs has been adjusted to include the effect of estimated mutual fund class gross expense ratios at the time the CTF was converted to a mutual fund. If fee waivers and expense reimbursements had been calculated into the mutual fund class expense ratio the total returns would be as follows: Institutional shares - 5 year =22.32%, 10 year = 14.98% and since 12/31/1981 = 15.78%;
Institutional Service shares - 5 year = 22.05%, 10 year = 14.70% and since 12/31/1981 = 15.50%.

3-Historical performance shown for Institutional shares prior to its inception is based on the performance of the Class Y Shares of Evergreen Value Fund. On 1/22/1998, substantially all of the assets of the Class Y shares of Evergreen Value Fund were transferred through a redemption in-kind transaction to the Fund's Institutional shares. Historical performance shown reflects that of Class Y Shares of Evergreen Value Fund, through 1/22/1998, the inception of
Institutional Shares. Performance from 1/23/1998 through the inception of Institutional Service Shares reflects that of Institutional Shares. Performance prior to inception of Institutional Service Shares does not include this class' 0.25% 12b-1 fees. Institutional Shares do not pay a 12b-1 fee. If fees were reflected, returns would have been lower.

4-Historical performance shown for Classes A, B, and C prior to their inception is based on the performance of (1) the Fund's Institutional Shares from 7/27/1998 to the inception of Classes A, B, and C (2) the Class Y Shares of the Fund's predecessor, CoreFund Equity Index Fund from 6/1/1991 through 7/27/1998 and (3) the Class Y Shares of the CoreFund Equity Index Fund's predecessor, Viking Index Fund from 2/14/1985 through 5/31/1991. These historical returns for Classes A, B, and C have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A are 0.25%, for Class B are 1.00%, and for Class C are 1.00%. Neither Class Y nor Institutional shares pay a 12b-1 fee. If these fees had been reflected, returns would have been lower. Historical performance shown for Institutional Service Shares prior to its inception is based on the performance of (1) the Class A Shares of the Fund's predecessor CoreFund Equity Index Fund from 10/9/1996 to 7/27/1997 (2) the Class Y Shares of the Fund's predecessor CoreFund Equity Index Fund from 6/1/1991 to 10/8/1996 and
(3) the Class Y Shares of the Fund's predecessor Viking Index Fund from 2/14/1985 through 5/31/1991. Performance of Class Y for CoreFund Equity Index and Class Y for Viking Index Fund has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Institutional Service shares. Class Y pays no 12b-1 fee. If these fees had been reflected, returns would have been lower. Historical performance shown for Institutional Shares prior to its inception is based on the performance of the Class Y Shares of the Fund's predecessors, CoreFund Equity Index Fund from 6/1/1991 through 7/27/1998 and Viking Index Fund from 2/14/1985 through 5/31/1991.

5-Historical performance shown for Institutional Service Shares from 11/24/1997 to its inception is based on the performance of Institutional Shares and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Institutional Service Shares. Institutional Shares pays no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/1997, the returns for Institutional Shares and Institutional Service Shares are based on the Fund's predecessor common trust fund's (CTFs) performance, adjusted for estimated mutual fund expenses. The CTFs were not registered under the 1940 Act and were not subject to certain investment restrictions. If the CTFs had been registered, their performance might have been adversely affected. Performance for the CTFs have been adjusted to include the effect of estimated mutual fund class gross expense ratios at the time the Fund was converted to a mutual fund. If fee waivers and expense reimbursements had been calculated into the mutual fund class expense ratio the total returns would be as follows: Institutional Shares - 5 year = 23.68% and since 12/31/1993 = 19.87%; Institutional Service Shares - 5 year = 23.38% and since 12/31/1993 = 19.58%.

6-Historical performance shown for Institutional Service Shares prior to its inception is based on the performance of Institutional Shares and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Institutional Service Shares. Institutional Shares pays no 12b-1 fee. If these fees had been reflected, returns would have been lower.

7-Historical performance shown for Institutional Service Shares from 11/24/1997 to its inception is based on the performance of Institutional Shares and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Institutional Service Shares. Institutional Shares pays no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/1997, the returns for Institutional Shares and Institutional Service Shares are based on the Fund's predecessor common trust fund's (CTFs) performance, adjusted for estimated mutual fund expenses. The CTFs were not registered under the 1940 Act and were not subject to certain investment restrictions. If the CTFs had been registered, their performance might have been adversely affected. Performance for the CTFs have been adjusted to include the effect of estimated mutual fund class gross expense ratios at the time the Fund was converted to a mutual fund. If fee waivers and expense reimbursements had been calculated into the mutual fund class expense ratio, the total returns would be as follows: Institutional Shares - 5 year =19.24%, 10 year = 13.90% and since 05/31/1988 = 13.99%;
Institutional Service Shares - 5 year = 18.95%, 10 year =13.64 % and since 5/31/1988 = 13.72%.

8-Historical performance shown for Classes A, B and C prior to their inception is based on 1) Institutional Service Shares from 7/27/1998 to their inception,
2) the performance of the Class A Shares of the Fund's predecessor fund, CoreFund Special Equity Fund from 2/2/1995 through 7/26/1998 and 3) the original class of shares of the Fund's predecessor fund from 3/15/1994 to 2/20/1995. The performance has not been adjusted to reflect the differences in the 12b-1 fees applicable to each class. These fees are for Class A 0.25%, Class B 1.00%, Class C 1.00% and Institutional Service Shares 0.25%. If these fees had been reflected returns for Classes B and C would have been lower. 9-Historical performance shown for Institutional Service Shares from 11/24/1997 to its inception is based on the performance of Institutional Shares and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Institutional Service Shares. Institutional Shares pays no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/1997, the returns for Institutional Shares and Institutional Service Shares are based on the Fund's predecessor common trust fund's (CTFs) performance, adjusted for estimated mutual fund expenses. The CTFs were not registered under the 1940 Act and were not subject to certain investment restrictions. If the CTFs had been registered, their performance might have been adversely affected. Performance for the CTF has been adjusted to include the effect of estimated mutual fund class gross expense ratios at the time the Fund was converted to a mutual fund. If fee waivers and expense reimbursements had been calculated into the mutual fund class expense ratio the total returns would be as follows: Institutional Shares
- - since 12/31/1994 = 28.85%; Institutional Service Shares - since 12/31/1994 = 28.51%.

10-Historical performance shown for Institutional Service Shares from 11/24/1997 to its inception is based on the performance of Institutional Shares and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Institutional Service Shares. Institutional Shares I pays no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/1997, the returns for Institutional Shares and Institutional Service Shares are based on the Fund's predecessor common trust fund's (CTFs) performance, adjusted for estimated mutual fund expenses. The CTFs were not registered under the 1940 Act and were not subject to certain investment restrictions. If the CTFs had been registered, their performance might have been adversely affected. Performance for the CTFs have been adjusted to include the effect of estimated mutual fund class gross expense ratios at the time the Fund was converted to a mutual fund. If fee waivers and expense reimbursements had been calculated into the mutual fund class expense ratio the total returns would be as follows: Institutional Shares - 5 year =22.23%, 10 year =14.96 % and since 12/31/1981 = 17.51%;
Institutional Service shares - 5 year = 21.94%, 10 year = 14.69% and since 12/31/1981 = 17.23%.


Current Yield

         Below are the current yields for each class of shares of the Balanced Fund and Equity Index Fund as of June 30, 1999. For more information, see "30-day Yield under Performance Calculation in Part 2 of this SAI.

                                             30-Day Yield

Fund                                        Institutional               Institutional Service

Balanced Fund                                   3.17%                           2.86%

Equity Index Fund                               0.95%                           0.72%



                                SERVICE PROVIDERS
Administrator

         Evergreen Investment Services, Inc. ("EIS") serves as administrator to each of the Funds (except Small Cap Fund), subject to the supervision and control of the Trust's Board of Trustees. EIS provides the Funds with facilities, equipment and personnel and is entitled to receive a fee from the Fund based on the total assets of all mutual funds for which EIS serves as administrator and a First Union Corporation subsidiary serves as advisor. The fee paid to EIS is calculated in accordance with the following schedule:


                                  Assets                   Fee

                                 first $7 billion          0.05%

                                  next $3 billion          0.035%

                                  next $5 billion          0.030%

                                 next $10 billion          0.020%

                                  next $5 billion          0.015%

                                 over $30 billion          0.010%

Transfer Agent

         Evergreen Service Company ("ESC"), a subsidiary of First Union Corporation, is the Funds' transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts. The transfer agent's address is P.O. Box 2121, Boston, Massachusetts 02106-2121. The Fund pays ESC annual fees as follows:



                                Annual Fee Per      Annual Fee Per
Fund Type                        Open Account       Closed Account

Monthly Dividend Funds              $25.50               $9.00

Quarterly Dividend Funds            $24.50               $9.00

Semiannual Dividend Funds           $23.50               $9.00

Annual Dividend Funds               $23.50               $9.00

Money Market Funds                  $25.50               $9.00


 *For  shareholder  accounts  only. The Fund pays ESC cost plus
 15% for broker  accounts ** Closed  account are  maintained on
 the  system  in  order  to  facilitate   historical   and  tax
 information.


Distributor

     Evergreen Distributor, Inc. (the "Distributor") markets the Funds through broker-dealers and other financial representatives. Its address is 125 W. 55th Street, New York, NY 10019.

Independent Auditors

         KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of each Fund.

Custodian

         State Street Bank and Trust Company keeps custody of each Fund's securities and cash and performs other related duties. The custodian's address is 225 Franklin Street, Boston, Massachusetts 02110.

Legal Counsel

         Sullivan & Worcester LLP provides legal advice to the Funds. Its address is 1025 Connecticut Avenue, N.W., Washington, D.C. 20036.



                              FINANCIAL STATEMENTS


         The audited financial statements and the reports thereon are hereby incorporated by reference to the Funds' Annual Report, a copy of which may be obtained without charge from ESC, P.O. Box 2121, Boston, Massachusetts 02106-2121.

                                EVERGREEN FUNDS
                   Statement of Additional Information ("SAI")

                                     PART 2

                      ADDITIONAL INFORMATION ON SECURITIES
                            AND INVESTMENT PRACTICES

         The prospectus describes the Fund's investment objective and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use. Some of the information below will not apply to the Fund in which you are interested. See the list under Other Securities and Practices in Part 1 of this SAI to determine which of the sections below are applicable.

Defensive Investments

         The Fund may invest up to 100% of its assets in high quality money market instruments, such as notes, certificates of deposit, commercial paper, banker's acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy. Evergreen Equity Income Fund may also invest in debt securities and high grade preferred stocks for defensive purposes when its investment advisor determines a temporary defensive strategy is warranted.

U.S. Government Securities

         The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

         These securities are backed by (1) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (2) the credit of the agency or instrumentality issuing the obligations.

         Some government agencies and instrumentalities may not receive financial support from the U.S. Government. Examples of such agencies are:

         (i) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

         (ii)     Farmers Home Administration;

         (iii)    Federal Home Loan Banks;

         (iv)     Federal Home Loan Mortgage Corporation;

         (v)      Federal National Mortgage Association; and

         (vi)     Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association ("GNMA").
The Fund may invest in securities issued by the GNMA, a corporation wholly-owned by the U.S. Government. GNMA securities or "certificates" represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed.

         Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

         The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

         Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, prepayments are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not likely to rise as much as the value of a comparable debt security would in response to same decline. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

         The Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

         Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

         Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund. In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

         The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. government securities or other financial institutions believed by the investment advisor to be creditworthy. In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

         The Fund's custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Reverse Repurchase Agreements

         As described herein, the Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

         The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Options

         An option is a right to buy or sell a security for a specified price within a limited time period. The option buyer pays the option seller (known as the "writer") for the right to buy, which is a "call" option, or the right to sell, which is a "put" option. Unless the option is terminated, the option seller must then buy or sell the security at the agreed-upon price when asked to do so by the option buyer.

         The Fund may buy or sell put and call options on securities it holds or intends to acquire, and may purchase put and call options for the purpose of offsetting previously written put and call options of the same series. The Fund may also buy and sell options on financial futures contracts. The Fund will use options as a hedge against decreases or increases in the value of securities it holds or intends to acquire.

         The Fund may write only covered options. With regard to a call option, this means that the Fund will own, for the life of the option, the securities subject to the call option. The Fund will cover put options by holding, in a segregated account, liquid assets having a value equal to or greater than the price of securities subject to the put option. If the Fund is unable to effect a closing purchase transaction with respect to the covered options it has sold, it will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised, resulting in a potential loss of value to the Fund.

Futures Transactions

         The Fund may enter into financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into futures on securities or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

         The Fund may sell or purchase futures contracts. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines. The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

         The Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

         The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

         Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

         The Fund does not intend to use futures transactions for speculation or leverage. The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund. The Fund will not change these policies without supplementing the information in the prospectus and SAI.

         The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

"Margin" in Futures Transactions. Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value the Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Foreign Securities

         The Fund may invest in foreign securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit. The Fund may also invest in Canadian commercial paper and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

Foreign Currency Transactions

         As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

High Yield, High Risk Bonds

         The Fund may invest a portion of its assets in lower rated bonds. Bonds rated below BBB by Standard & Poor's Ratings Services ("S&P") or Fitch IBCA, Inc. ("Fitch") or below Baa by Moody's Investors Service, Inc. ("Moody's"), commonly known as "junk bonds," offer high yields, but also high risk. While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments.
Investors should be aware of the following risks:

         (1) The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

         (2) The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

         (3) The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

         (4) The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely effect (a) the bond's market price, (b) the Fund's ability to sell the bond and the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

         For bond ratings descriptions, see "Corporate and Municipal Bond Ratings" below.

Illiquid and Restricted Securities

         The Fund may not invest more than 15% of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

         The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws. Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors. Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above. In determining the liquidity of Rule 144A securities, the Trustees will consider:
(1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and
(4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

         The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, the Fund may not (1) own more than 3% of the outstanding voting stocks of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies. However, the Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund. Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

Short Sales

         A short sale is the sale of a security the Fund has borrowed. The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender. After a short sale is completed, the value of the security sold short may rise. If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

         The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal Bonds

         The Fund may  invest in  municipal  bonds of any  state,  territory  or possession of the United States ("U.S."), including the District of Columbia. The Fund may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Municipal bonds may also may be issued to refinance public debt.

         Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

         The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

         The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by S&P, Moody's and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund. Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

         The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund.

         From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.

Virgin Islands, Guam and Puerto Rico

         The Fund may invest in obligations of the governments of the Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named. The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the Virgin Islands and Guam or (b) 25% of its net assets in the obligations of Puerto Rico. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Master Demand Notes

         The Fund may invest in master demand notes. These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund`s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch.

Brady Bonds

         The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

         U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

         The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

         The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Payment-in-kind Securities

         The Fund may invest in payment-in-kind ("PIK") securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

         PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

         An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

         As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accredit interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

         Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.


         Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

         The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

         In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

         For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage-Backed or Asset-Backed Securities

         The Fund may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

         Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

         REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         In addition to mortgage-backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

         Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the rated asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

Variable or Floating Rate Instruments

         The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate -of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Fund. The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Limited Partnerships

         The Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

         For an organization classified as a partnership under the Internal Revenue Code of 1986, as amended (the "Code"), each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

         A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the Securities and Exchange Commission ("SEC") and are freely exchanged on a securities exchange or in the over-the-counter market.


                        PURCHASE AND REDEMPTION OF SHARES

         You may buy shares of the Fund through EDI, broker-dealers that have entered into special agreements with EDI or certain other financial institutions. With certain exceptions, the Fund may offer up to four different classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay an initial sales charge when you buy the Fund's shares, a contingent deferred sales charge (a "CDSC") when you redeem the Fund's shares or no sales charges at all. Each Fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

         With certain exceptions, when you purchase Class A shares you will pay a maximum sales charge of 4.75%. The prospectus contains a complete table of applicable sales charges and a discussion of sales charge reductions or waivers that may apply to purchases. If you purchase Class A shares in the amount of $1 million or more, without an initial sales charge, the Fund will charge a CDSC of 1.00% if you redeem during the month of your purchase or the 12-month period following the month of your purchase (see "Contingent Deferred Sales Charge" below).

         No front-end  sales charges are imposed on Class A shares  purchased by
(a) institutional investors, which may include bank trust departments and registered investment advisors; (b) investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer; (e) shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families; (f) current and retired employees of First Union National Bank ("FUNB") and its affiliates, EDI and any broker-dealer with whom EDI has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees; and (g) upon the initial purchase of an Evergreen fund by investors reinvesting the proceeds from a redemption within the preceding 30 days of shares of other mutual funds, provided such shares were initially purchased with a front-end sales charge or subject to a CDSC.

Class B Shares

         The Fund offers Class B shares at net asset value without an initial sales charge. With certain exceptions, however, the Fund will charge a CDSC on shares you redeem within 72 months after the month of your purchase, in accordance with the following schedule:

REDEMPTION TIME                                                     CDSC RATE

Month of purchase and the first 12-month
period following the month of purchase. ...................................5.00%
Second 12-month period following the month of purchase.....................4.00%
Third 12-month period following the month of purchase......................3.00%
Fourth 12-month period following the month of purchase.....................3.00%
Fifth 12-month period following the month of purchase......................2.00%
Sixth 12-month period following the month of purchase......................1.00%
Thereafter.................................................................0.00%

         Class B shares that have been outstanding for seven years after the month of purchase will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to ESC.

Class C Shares

         Class C shares are available only through broker-dealers who have entered into special distribution agreements with EDI. The Fund offers Class C shares at net asset value without an initial sales charge. With certain exceptions, however, the Fund will charge a CDSC of 1.00% on shares you redeem within 12-months after the month of your purchase. See "Contingent Deferred Sales Charge" below.

Class Y Shares

         No CDSC is imposed on the redemption of Class Y shares. Class Y shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned shares in a mutual fund advised by (2) certain institutional investors and (3) investment advisory clients of an investment advisor of an Evergreen Fund or the advisor's affiliates. Class Y shares are offered at net asset value without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.

INSTITUTIONAL SHARES, INSTITUTIONAL SERVICE SHARES

         Each institutional class of shares is sold without a front-end sales charge or contingent deferred sales charge. Institutional Service shares pay an ongoing service fee. The minimum initial investment in any institutional class of shares is $1 million, which may be waived in certain circumstances. There is no minimum amount required for subsequent purchases.

Contingent Deferred Sales Charge

         The Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1," below). Institutional, Institutional Service and Charitable shares do not charge a CDSC. If imposed, the Fund deducts the CDSC from the redemption proceeds you would otherwise receive. The CDSC is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares. Upon request for redemption, to keep the CDSC a shareholder must pay as low as possible, the Fund will first seek to redeem shares not subject to the CDSC and/or shares held the longest, in that order. The CDSC on any redemption is, to the extent permitted by the National Association of Securities Dealers, Inc., paid to EDI or its predecessor.


                       SALES CHARGE WAIVERS AND REDUCTIONS

         The  following   information  is  not   applicable  to   Institutional,
Institutional Service and Charitable shares.

         If you making a large purchase, there are several ways you can combine multiple purchases of Class A shares in Evergreen Funds and take advantage of lower sales charges. These are described below.

Combined Purchases

         You can reduce your sales charge by combining purchases of Class A shares of multiple Evergreen Funds. For example, if you invested $75,000 in each of two different Evergreen Funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.75%).

Rights of Accumulation

         You can reduce your sales charge by adding the value of Class A shares of Evergreen Funds you already own to the amount of your next Class A investment. For example, if you hold Class A shares valued at $99,999 and purchase an additional $5,000, the sales charge for the $5,000 purchase would be at the next lower sales charge of 3.75%, rather than 4.75%.

         Your account, and therefore your rights of accumulation, can be linked to immediate family members which includes father and mother, brothers and sisters, and sons and daughters. The same rule applies with respect to individual retirement plans. Please note, however, that retirement plans involving employees stand alone and do not pass on rights of accumulation.

Letter of Intent

         You can, by completing the "Letter of Intent" section of the application, purchase Class A shares over a 13-month period and receive the same sales charge as if you had invested all the money at once. All purchases of Class A shares of an Evergreen Fund during the period will qualify as Letter of Intent purchases.

Waiver of Initial Sales Charges

         The Fund may sell its shares at net asset value without an initial sales charge to:

         1.       purchasers of shares in the amount of $1 million or more;

         2. a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 tax-sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

         3. institutional investors, which may include bank trust departments and registered investment advisors;

         4. investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

         5. clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to a master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased;

         6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer;

         7. employees of FUNB, its affiliates, EDI, any broker-dealer with whom EDI, has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees;

         8. certain Directors, Trustees, officers and employees of the Evergreen Funds, EDI or their affiliates and to the immediate families of such persons; or

         9. a bank or trust company in a single account in the name of such bank or in or any of the Evergreen Funds trust company as Trustee if the initial investment made pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

         With respect to items 8 and 9 above, the Fund will only sell shares to these parties upon the purchasers written assurance that the purchase is for their personal investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund. The Fund will not charge any CDSC on redemptions by such purchasers.

Waiver of CDSCS

         The Fund does not impose a CDSC when the shares you are redeeming represent:

         1. an increase in the share value above the net cost of such shares;

         2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

         3. shares that are in the accounts of a shareholder who has died or become disabled;

         4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA");

         5. an automatic withdrawal from the ERISA plan of a shareholder who is a least 59 years old;

         6. shares in an account that we have closed because the account has an aggregate net asset value of less than $1,000;

         7. an automatic withdrawal under an Systematic Income Plan of up to 1.0% per month of your initial account balance;

         8. a withdrawal consisting of loan proceeds to a retirement plan participant;

         9. a financial hardship withdrawal made by a retirement plan participant;

         10. a withdrawal consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

         11. a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).

Exchanges

         Investors may exchange shares of the Fund for shares of the same class of any other Evergreen fund which offers the same class of shares. Shares of any class of the Evergreen Select Funds may be exchanged for the same class of shares of any other Evergreen Select Fund. See "By Exchange" under "How to Buy Shares" in the prospectus. Before you make an exchange, you should read the prospectus of the Evergreen Fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time.

Automatic Reinvestment

         As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares. However, ESC will automatically reinvest all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins. Uncashed or returned redemption checks will also be handled in the manner described above.


                                PRICING OF SHARES

Calculation of Net Asset Value

         The Fund calculates its net asset value ("NAV") once daily on Monday through Friday, as described in the prospectus. The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

         Current values for the Fund's portfolio securities are determined as follows:

         (1) Securities that are traded on an established securities exchange or the over-the-counter National Market System ("NMS") are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

         (2) Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

         (3) Short-term investments maturing in more than 60 days, for which market quotations are readily available, are valued at current market value.

         (4) Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market.

         (5) Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor's opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

         (6) Municipal bonds are valued by an independent pricing service at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue.

                            PERFORMANCE CALCULATIONS

Total Return

         Total return quotations for a class of shares of the Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods.

         The following is the formula used to calculate average annual total return:

                                      [OBJECT OMITTED]

         P = initial payment of $1,000 T = average total return N = number of years
         ERV = ending redeemable value of the initial $1,000

Yield

         Described below are yield calculations the Fund may use. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields based on these calculations do not represent the Fund's yield for any future period.

30-Day Yield

         If the Fund invests primarily in bonds, it may quote its 30-day yield in advertisements or in reports or other communications to shareholders. It is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


                          [OBJECT OMITTED]  [OBJECT OMITTED]

         Where:
         a = Dividends and interest earned during the period b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum offering price per share on the last day of the period

7-Day Current and Effective Yield

         If the Fund invests primarily in money market instruments, it may quote its 7-day current yield or effective yield in advertisements or in reports or other communications to shareholders.

         The current yield is calculated by determining the net change, excluding capital changes and income other than investment income, in the value of a hypothetical, pre-existing account having a balance of one share at the beginning of the 7-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

         The effective yield is based on a compounding of the current yield, according to the following formula:

                  [OBJECT OMITTED]


Tax Equivalent Yield

         If the Fund invests primarily in municipal bonds, it may quote in advertisements or in reports or other communications to shareholders a tax equivalent yield, which is what an investor would generally need to earn from a fully taxable investment in order to realize, after income taxes, a benefit equal to the tax free yield provided by the Fund. Tax equivalent yield is calculated using the following formula:

                  [OBJECT OMITTED]

                  The quotient is then added to that portion, if any, of the Fund's yield that is not tax exempt. Depending on the Fund's objective, the income tax rate used in the formula above may be federal or a combination of federal and state.


                              PRINCIPAL UNDERWRITER

         EDI is the principal underwriter for the Trust and with respect to each class of shares of the Fund. The Trust has entered into a Principal Underwriting Agreement ("Underwriting Agreement") with EDI with respect to each class of the Fund. EDI is a subsidiary of The BISYS Group, Inc.

         EDI, as agent, has agreed to use its best efforts to find purchasers for the shares. EDI may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that EDI will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

         All subscriptions and sales of shares by EDI are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

         EDI has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. EDI has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EDI or any other person for whose acts EDI is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

         The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (I) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the "Independent Trustees"), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         From time to time, if, in EDI's judgment, it could benefit the sales of shares, EDI may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and data files.


                     DISTRIBUTION EXPENSES UNDER RULE 12b-1

         The Fund bears some of the costs of selling its Class A, Class B, Class C and Institutional Service shares, as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act. These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund's expense table in the prospectus.

         Under the Distribution Plans (each a "Plan," together, the "Plans") that the Fund has adopted for its Class A, Class B, Class C and Institutional Service shares, as applicable, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as follows:


                                   Class A                  0.75%*

                                   Class B                  1.00%

                                   Class C                  1.00%

                            Institutional Service           0.75%*


                  * Currently limited to 0.25% or less to be used exclusively as a shareholder service fee. See the expense table in the prospectus of the Fund in which you are interested.

         Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund's investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts. The Fund may not, during any fiscal period, pay distribution or service fees greater than the amounts above.
         Amounts paid under the Plans are used to compensate EDI pursuant to Distribution Agreements (each an "Agreement," together, the "Agreements") that the Fund has entered into with respect to its Class A, Class B, Class C and Institutional Service shares, as applicable. The compensation is based on a maximum annual percentage of the average daily net assets attributable to a class, as follows:

                                  Class A                       0.25%*

                                  Class B                       1.00%

                                  Class C                       1.00%

                                  Institutional Service         0.25%*


         *May be lower. See the expense table in the prospectus of the Fund in which you are interested.

         The Agreements provide that EDI will use the distribution fees received from the Fund for the following purposes:

         (1) to compensate broker-dealers or other persons for distributing Fund shares;

         (2) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders; and

         (3)      to otherwise promote the sale of Fund shares.

         The Agreements also provide that EDI may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares. EDI may assign its rights to receive compensation under the Plans to secure such financings. FUNB or its affiliates may finance payments made by EDI to compensate broker-dealers or other persons for distributing shares of the Fund.

         In the event the Fund acquires the assets of another mutual fund, compensation paid to EDI under the Agreements may be paid by the Fund's Distributor to the acquired fund's distributor or its predecessor.

         Since EDI's compensation under the Agreements is not directly tied to the expenses incurred by EDI, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EDI. Distribution expenses incurred by EDI in one fiscal year that exceed the compensation paid to EDI for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

         Distribution fees are accrued daily and paid at least monthly on Class B and Class C shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while at the same time permitting EDI to compensate broker-dealers in connection with the sale of such shares.

         Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

         The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EDI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Each Plan and the Agreement will continue in effect for successive 12-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C and Institutional Service shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C and Institutional Service shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C and Institutional Service shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C and Institutional Service shares.

         In the event that the Plan or Distribution Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EDI with respect to that class or classes, and (ii) the Fund would not be obligated to pay EDI for any amounts expended under the Distribution Agreement not previously recovered by the EDI from distribution services fees in respect of shares of such class or classes through deferred sales charges.

         All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected. Any Plan or Distribution Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EDI. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EDI. Any Distribution Agreement will terminate automatically in the event of its assignment. For more information about 12b-1 fees, see "Expenses" in the prospectus and "12b-1 Fees" under "Expenses" in Part 1 of this SAI.


                                 TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

         The Fund intends to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under Subchapter M of the Code, as amended. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

         Unless the Fund is a municipal bond fund, distributions will be taxable to shareholders whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

         To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short-term capital gains, if any). The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income. Unless the Fund is a municipal bond fund or U.S. Treasury or U.S. Government money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations. The Fund will inform shareholders of the amounts that so qualify. If the Fund is a municipal bond fund or U.S. Treasury or U.S. Government money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations.

         From time to time, the Fund will distribute the excess of its net long-term capital gains over its short-term capital loss to shareholders (i.e., capital gain dividends). For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long-term capital gains. Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares.

         Distributions by the Fund reduce its NAV. A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital. In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital. Nevertheless, the shareholder may incur taxes on the distribution. Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

         If more than 50% of the value of the Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments. The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

Special Tax Information for Municipal Bond Fund Shareholders

         The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income. In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax-exempt obligations at the close of each quarter. An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

         Any shareholder of the Fund who may be a "substantial user" (as defined by the Code, as amended.) of a facility financed with an issue of tax-exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

         Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax-exempt, will be treated as a tax preference item for alternative minimum tax purposes. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

         Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends. Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long-term capital gains received by the shareholder.

Taxes on The Sale or Exchange of Fund Shares

         Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 20% for an individual. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares. The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares. Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

         Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a 31% federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

         The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund.

Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.

                                    BROKERAGE

Brokerage Commissions

         If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

         If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

Selection of Brokers

         When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund. When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker's:

         1.       ability to provide the best net financial result to the Fund;
         2.       efficiency in handling trades;
         3.       ability to trade large blocks of securities;
         4.       readiness to handle difficult trades;
         5.       financial strength and stability; and
         6. provision of "research services," defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

         The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above. Pursuant to Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided. Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund. It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

         When selecting a broker for portfolio trades, the investment advisor may also consider the amount of Fund shares a broker has sold, subject to the other requirements described above.

         If the Fund is advised by EAMC, Lieber & Company, an affiliate of EAMC and a member of the New York and American Stock Exchanges, will to the extent practicable effect substantially all of the portfolio transactions effected on those exchanges for the Fund.

Simultaneous Transactions

         The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.


                                  ORGANIZATION

Description of Shares

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

Voting Rights

         Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of "NAV"applicable to such share. Shares generally vote together as one class on all matters. Classes of shares of the Fund have equal voting rights. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

         After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

         The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Banking Laws

         The Glass-Steagall Act and other banking laws and regulations presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered, open-end investment companies such as the Trust. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment advisor, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of its customer, FUNB and its affiliates are subject to, and in compliance with, the aforementioned laws and regulations.

         Changes to applicable laws and regulations or future judicial or administrative decisions could result in FUNB and its affiliates being prevented from continuing to perform the services required under the investment advisory contract or from acting as agent in connection with the purchase of shares of the Fund by its customers. If FUNB and its affiliates were prevented from continuing to provide for services called for under the investment advisory agreement, it is expected that the Trustees would identify, and call upon the Fund's shareholders to approve a new investment advisor. If this were to occur, it is not anticipated that the shareholders of the Fund would suffer any adverse financial consequences.


                          INVESTMENT ADVISORY AGREEMENT

         On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund's investment advisor (the "Advisory Agreement"). Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund (unless the Fund is Evergreen Masters Fund ) investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

         If the Fund is Evergreen Masters Fund, the Advisory Agreement is similar to the above except that the investment advisor selects sub-advisors (hereinafter referred to as "Managers") for the Fund and monitors each Manager's investment program and results. The investment advisor has primary responsibility under the multi-manager strategy to oversee the Managers, including making recommendations to the Trust regarding the hiring, termination and replacement of Managers.

          The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see "Expenses" in Part 1 of this SAI.

         The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

Managers (Evergreen Masters Fund only)

         Evergreen Masters Fund's investment program is based upon the investment advisor's multi-manager concept. The investment advisor allocates the Fund's portfolio assets on an equal basis among a number of investment management organizations - currently four in number - each of which employs a different investment style, and periodically rebalances the Fund's portfolio among the Managers so as to maintain an approximate equal allocation of the portfolio among them throughout all market cycles. Each Manager provides these services under a Portfolio Management Agreement. Each Manager has discretion, subject to oversight by the Trustees and the investment advisor, to purchase and sell portfolio assets consistent with the Fund's investment objectives, policies and restrictions and specific investment strategies developed by the investment advisor. The Fund's current Managers are EAMC, MFS Institutional Advisors, Inc., OppenheimerFunds, Inc. and Putnam Investment Management, Inc.

         The Trust and FUNB have received an order from the SEC that permits the investment advisor to employ a "manager of managers" strategy in connection with its management of the Fund. The exemptive order permits the investment advisor, subject to certain conditions, and without shareholder approval, to: (a) select new Managers who are unaffiliated with the investment advisor with the approval of the Trust's Board of Trustees; (b) change the material terms of the Portfolio Management Agreements with the Managers; and (c) continue the employment of a Manager after an event which would otherwise cause the automatic termination of a Portfolio Management Agreement. Shareholders would be notified of any Manager changes. Shareholders have the right to terminate arrangements with a Manager by vote of a majority of the outstanding shares of the Fund. The order also permits the Fund to disclose the Managers' fees only in the aggregate.

Transactions Among Advisory Affiliates

         The Trust has adopted procedures pursuant to Rule 17a-7 of the 1940 Act ("Rule 17a-7 Procedures"). The Rule 17a-7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of First Union Corporation is an investment advisor. The Rule 17a-7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of First Union Corporation is an investment advisor. The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.


                             MANAGEMENT OF THE TRUST

         The Trust is supervised by a Board of Trustees that is responsible for representing the interest of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services.
See "Expenses-Trustee Compensation" in Part 1 of this SAI.

         The Trust has an Executive Committee which consists of the Chairman of the Board, James Howell, the Vice Chairman of the Board, Michael Scofield, and Russell Salton, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings and acts on routine matters between scheduled Board meetings.

         Set forth below are the Trustees and officers of the Trust and their principal occupations and affiliations over the last five years. Unless otherwise indicated, the address for each Trustee and officer is 200 Berkeley Street, Boston, Massachusetts 02116. Each Trustee is also a Trustee of each of the other Trusts in the Evergreen Fund complex.


Name                                 Position with Trust         Principal Occupations for Last Five Years
Laurence B. Ashkin                   Trustee                     Real estate developer and construction consultant; and
(DOB: 2/2/28)                                                    President of Centrum Equities (real estate development) and
                                                                 Centrum Properties, Inc. (real estate development)

Charles A. Austin III                Trustee                     Investment Counselor to Appleton Partners, Inc. (investment
(DOB: 10/23/34)                                                  advice); former
                                                                 Director, Executive Vice President and Treasurer, State
                                                                 Street Research & Management Company (investment advice);
                                                                 Director, The Andover Companies (Insurance); and Trustee,
                                                                 Arthritis Foundation of New England

K. Dun Gifford                       Trustee                     Trustee, Treasurer and Chairman of the Finance Committee,
(DOB: 10/12/38)                                                  Cambridge College; Chairman Emeritus and Director, American
                                                                 Institute of Food and  Wine; Chairman and President, Oldways
                                                                 Preservation and Exchange Trust (education); former Chairman of  the  Board, Director, and Executive Vice President, The
                                                                 London  Harness Company (leather goods); former Managing Partner,
                                                                 Roscommon
                                                                 Capital Corp.; former Chief Executive Officer, Gifford Gifts of Fine Foods; former Chairman, Gifford, Drescher & Associates
                                                                 (environmental consulting)

James S. Howell*                     Chairman of the Board       Former Chairman of the Distribution Committee Foundation for the
(DOB: 8/13/24)                       of  Trustees                Carolinas; and former Vice President of Lance Inc. (food
                                                                 manufacturing).

Leroy Keith, Jr.                     Trustee                     Chairman of the Board and Chief Executive Officer, Carson
(DOB: 2/14/39)                                                   Products Company (manufacturing); Director of Phoenix Total Return
                                                                 Fund and Equifax,  Inc. (worldwide information management); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The
                                                                 Phoenix Big Edge Series Fund; and former President, Morehouse
                                                                 College.

Gerald M. McDonnell                  Trustee                     Sales Representative with Nucor-Yamoto, Inc. (steel
(DOB: 7/14/39)                                                   producer).

Thomas  L. McVerry                   Trustee                     Former Vice President and Director of Rexham Corporation
(DOB: 8/2/39)                                                    (manufacturing); and former Director of Carolina
                                                                 Cooperative Federal Credit Union.

William Walt  Pettit                 Trustee                     Partner in the law firm of William Walt Pettit, P.A.
(DOB: 8/26/55)

David M. Richardson                  Trustee                     Vice Chair and former Executive Vice President, DHR
(DOB: 9/14/41)                                                   International, Inc. (executive recruitment); former Senior
                                                                 Vice President, Boyden International Inc. (executive
                                                                 recruitment); and Director, Commerce and Industry
                                                                 Association of New Jersey, 411 International, Inc., and J&M
                                                                 Cumming Paper Co.

Russell A. Salton, III MD            Trustee                     Medical Director, U.S. Health Care/Aetna Health Services;
(DOB: 6/2/47)                                                    former Managed Health Care Consultant; and former
                                                                 President, Primary Physician Care.

Michael S. Scofield*                 Vice Chairman of the        Attorney, Law Offices of Michael S. Scofield.
(DOB: 2/20/43)                       Board of Trustees

Richard J. Shima                     Trustee                     Former Chairman, Environmental Warranty, Inc. (insurance
(DOB: 8/11/39)                                                   agency); Executive Consultant, Drake Beam Morin, Inc.
                                                                 (executive outplacement); Director of Connecticut Natural Gas
                                                                 Corporation, Hartford Hospital, Old State House Association,
                                                                 Middlesex Mutual Assurance Company (property casuualty), and
                                                                 Enhance Financial
                                                                 Services, Inc. (financial quantity insurance); Chairman, Board of
                                                                 Trustees, Hartford Graduate
                                                                 Center; Trustee, Greater Hartford YMCA; former Director, Vice
                                                                 Chairman and Chief Investment Officer, The Travelers Corporation;
                                                                 former Trustee, Kingswood-Oxford School; and former Managing
                                                                 Director and Consultant, Russell Miller, Inc. (investment banking specializing in the insurance industry)


Anthony J. Fischer**                 President and Treasurer     Vice President/Client Services, BISYS Fund Services.
(DOB:2/10/59)

Nimish S. Bhatt***                   Vice President and          Vice President, Tax, BISYS Fund Services; former Assistant
(DOB: 6/6/63)                        Assistant Treasurer         Vice President, Evergreen Asset Management Corp./First Union Bank;
                                                                 former Senior Tax
                                                                 Consulting/Acting Manager, Investment Companies Group,
                                                                 PricewaterhouseCoopers LLP, New York.

Bryan Haft***                        Vice President              Team Leader, Fund Administration, BISYS Fund Services.
(DOB: 1/23/65)
                                                                 Senior Vice President and Assistant General Counsel, First
Michael H. Koonce                    Secretary                   Union Corporation; former Senior Vice President and General
(DOB: 4/20/60)                                                   Counsel, Colonial Management Associates, Inc.

*As of January 1, 2000, Michael S. Scofield will become Chairman of the Board and James S. Howell will become Trustee of Emeritis
**Address: BISYS Fund Services, 90 Park Avenue, New York, New York 10016
***Address: BISYS, 3435 Stelzer Road, Columbus, Ohio 43219-8001


                      CORPORATE AND MUNICIPAL BOND RATINGS

         The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer's ability to pay interest and/or principal when due. Ratings reflect an issuer's overall financial strength and whether it can meet its financial commitments under various economic conditions.

         If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

         The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody's. The Fund may also rely on ratings provided by Fitch. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The "Credit Quality" terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.


                      COMPARISON OF LONG-TERM BOND RATINGS


MOODY'S           S&P              FITCH           Credit Quality

Aaa               AAA              AAA             Excellent Quality (lowest risk)

Aa                AA               AA              Almost Excellent Quality (very low risk)

A                 A                A               Good Quality (low risk)


Baa               BBB              BBB             Satisfactory Quality (some risk)


Ba                BB               BB              Questionable Quality (definite risk)


B                 B                B               Low Quality (high risk)


Caa/Ca/C          CCC/CC/C         CCC/CC/C        In or Near Default

                  D                DDD/DD/D        In Default




                                 CORPORATE BONDS

                                LONG-TERM RATINGS

Moody's Corporate Long-Term Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

!        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

! Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.
Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D        Default.  Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, DD indicates expected recovery of 50%-90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.

                          CORPORATE SHORT-TERM RATINGS

Moody's Corporate Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.

- --  Leading market positions in well-established industries.

- --  High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.


S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

!        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

! Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Default. Denotes actual or imminent payment default.

                                 MUNICIPAL BONDS

                                LONG-TERM RATINGS

Moody's Municipal Long-Term Bond Ratings

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.
Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. DD designates lower recovery potential and D the lowest.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.

                          SHORT-TERM MUNICIPAL RATINGS

Moody's Municipal Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidence by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's Municipal Short-Term Loan Ratings

MIG 1 This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 This designation denotes favorable quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG This designation denotes speculative quality. Debt instruments in this category may lack margins of protection.


S&P Commercial Paper Ratings

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2   Satisfactory   capacity  to  pay  principal   and  interest,   with  some
vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.



                             ADDITIONAL INFORMATION

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EDI, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

                             EVERGREEN EQUITY TRUST

                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 (800) 633-2700

                              DOMESTIC GROWTH FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                February 1, 2000



           Evergreen Aggressive Growth Fund ("Aggressive Growth Fund")
              Evergreen Capital Growth Fund ("Capital Growth Fund")
                        Evergreen Fund ("Evergreen Fund")
                      Evergreen Growth Fund ("Growth Fund")
                     Evergreen Masters Fund ("Masters Fund")
                       Evergreen Omega Fund ("Omega Fund")
        Evergreen Small Company Growth Fund ("Small Company Growth Fund")
              Evergreen Stock Selector Fund ("Stock Selector Fund")
            Evergreen Strategic Growth Fund ("Strategic Growth Fund")
        Evergreen Tax Strategic Equity Fund ("Tax Strategic Equity Fund")


                     (Each a "Fund"; together, the "Funds")



             Each Fund is a series of an open-end management investment company known as Evergreen Equity Trust (the "Trust").


         This Statement of Additional Information ("SAI") pertains to all classes of shares of the Funds listed above. It is not a prospectus but should be read in conjunction with the prospectus for the Fund in which you are interested dated February 1, 2000.


         The Funds are offered through a single prospectus offering Class A, Class B, Class C, and Class Y shares. You may obtain a copy of the prospectus without charge by calling (800) 343-2898 or downloading off our website at www.evergreen-funds.com. The information in Part 1 of this SAI is specific information about the Funds described in the prospectus. The information in Part 2 of this SAI contains more general information that may or may not apply to the Fund or Class of shares in which you are interested.


         Certain information may be incorporated by reference to the Funds' Annual Reports dated September 30, 1999. You may obtain a copy of an Annual Report without charge by calling (800)-343-2898 or downloading it off our website at www.evergreen-funds.com.



                                TABLE OF CONTENTS

PART 1
TRUST HISTORY...................................................................................................1-3
INVESTMENT POLICIES.............................................................................................1-3
OTHER SECURITIES AND PRACTICES..................................................................................1-5
PRINCIPAL HOLDERS OF FUND SHARES................................................................................1-5
EXPENSES
1-13
PERFORMANCE....................................................................................................1-20
COMPUTATION OF CLASS A OFFERING PRICE ........................................................................ 1-21
SERVICE PROVIDERS..............................................................................................1-22
FINANCIAL STATEMENTS...........................................................................................1-24

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES...................................................2-1
PURCHASE AND REDEMPTION OF SHARES..............................................................................2-12
SALES CHARGE WAIVERS AND REDUCTIONS............................................................................2-14
PRICING OF SHARES..............................................................................................2-15
PERFORMANCE CALCULATIONS.......................................................................................2-17
PRINCIPAL UNDERWRITER..........................................................................................2-19
DISTRIBUTION EXPENSES UNDER RULE 12b-1.........................................................................2-20
TAX INFORMATION................................................................................................2-22
BROKERAGE......................................................................................................2-25
ORGANIZATION...................................................................................................2-26
INVESTMENT ADVISORY AGREEMENT..................................................................................2-27
MANAGEMENT OF THE TRUST........................................................................................2-29
CORPORATE AND MUNICIPAL BOND RATINGS...........................................................................2-31
ADDITIONAL INFORMATION.........................................................................................2-41

                                     PART 1


                                  TRUST HISTORY


         The Trust is an open-end management investment company, which was organized as a Delaware business trust on September 18, 1997. Each Fund is a diversified series of the Trust. A copy of the Declaration of Trust is on file as an exhibit to the Trust's Registration Statement, of which this SAI is a part. On October 15, 1999, in connection with the reorganization of the Mentor Funds, Evergreen Capital Growth Fund (formerly Mentor Capital Growth Portfolio) and Evergreen Growth Fund (formerly Mentor Growth Portfolio) changed their names.



                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS


         Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the "1940 Act"). Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.


         1. Diversification

         Each Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

         Further Explanation of Diversification Policy:

         To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the United States ("U.S.") government or its agencies or instrumentalities.

         2. Concentration

         Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         Further Explanation of Concentration Policy:

         Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         3. Issuing Senior Securities

         Except as permitted under the 1940 Act, each Fund may not issue senior securities.

         4. Borrowing

         Each Fund may not borrow money, except to the extent permitted by applicable law.

         Further Explanation of Borrowing Policy:

         Each Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. Each Fund may also borrow up to an additional 5% of its total assets from banks or others. A Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. A Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. Each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. Each Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

         5. Underwriting

         Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

         6. Real Estate

         Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

         7. Commodities

         Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

         8. Lending

         Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

         Further Explanation of Lending Policy:

         To generate income and offset expenses, a Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Gains or losses in the market value of a security lent will affect the Fund and its shareholders.

         When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.


                         OTHER SECURITIES AND PRACTICES


         For information regarding certain securities the Funds may purchase and certain investment practices the Funds may use, see the following sections in
Part 2 of this SAI under "Additional Information on Securities and Investment Practices." Information provided in the sections listed below expands upon and supplements information provided in the Funds' prospectus. The list below applies to all Funds unless noted otherwise:

Money Market Instruments
U.S. Government Securities
When-Issued, Delayed-Delivery and Forward Commitment Transactions
 (not applicable to Growth Fund)

Repurchase Agreements

Reverse Repurchase Agreements (not applicable to Growth Fund)
Options
Futures Transactions
Foreign Securities (not applicable to Aggressive Growth Fund, Evergreen Fund or
  Growth Fund)
Foreign Currency Transactions (not applicable to Aggressive Growth Fund,
  Evergreen Fund or Growth Fund)
Illiquid and Restricted Securities (not applicable to Capital Growth Fund or
  Growth Fund)
Investment in Other Investment Companies (not applicable to Capital Growth Fund or Growth Fund)
Short Sales (not  applicable to Capital Growth Fund or Growth Fund)
Convertible Securities
Warrants
Dollar Roll Transactions  (applicable only to Capital Growth Fund)
Derivatives (not applicable to Capital Growth Fund and Growth Fund) Premium Securities (applicable only to Capital Growth Fund and Growth Fund) Securities Lending Limited Partnerships (applicable only to Small Company Growth
  Fund, Strategic Growth Fund and Tax Strategic Equity Fund)


                        PRINCIPAL HOLDERS OF FUND SHARES


         As of January 3, 2000, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of each Fund.


         Set forth below is information with respect to each person who, to each Fund's knowledge, owned beneficially or of record more than 5% of the outstanding shares of any class of each Fund as of January 3, 2000.


                ----------------------------------------------------------------

                Aggressive Growth Fund Class A
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                MLPF&S for the sole benefit of its customers         9.436%
                Attn: Fund Administration
                4800 Deer Lake Drive, E. 2nd Floor
                Jacksonville, FL  32246-6484

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Aggressive Growth Fund Class B
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                None

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Aggressive Growth Fund Class C
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                MLPF&S for the sole benefit of its customers         13.21%
                Attn: Fund Administration
                4800 Deer Lake Drive, E. 2nd Floor
                Jacksonville, FL  32246-6484

                Lavedna Ellingson, Douglas Ellingson JT WROS
                8510 McClintock                                      6.839%
                Tempe, AZ  85384-2527

                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------

                Aggressive Growth Fund Class Y
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------

                                                                     51.53%
                First Union National Bank Trust Accounts
                Attn: Ginny Batten 11th Floor CMG-1151
                301 S. Tryon Street
                Charlotte, NC  28202-1915
                                                                     18.32%
                First Union National Bank Trust Accounts
                Attn: Ginny Batten 11th Floor CMG-1151
                301 S. Tryon Street
                Charlotte, NC  28202-1915

                ---------------------------------------------------- -----------

                ----------------------------------------------------------------

                Capital Growth Fund Class A
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------

                None

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Capital Growth Fund Class B
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                None

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Capital Growth Fund Class C
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                None

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Capital Growth Fund Class Y
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------

                None


                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Evergreen Fund Class A
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                None

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Evergreen Fund Class B
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                None

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Evergreen Fund Class C
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                None

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Evergreen Fund Class Y
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                First Union National Bank EB/INT                     27.44%
                Reinvest Account
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, 3rd Floor CMG 1151
                Charlotte, NC  28202-1911

                First Union National Bank EB/INT                     9.65%
                Cash Account
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, 3rd Floor CMG 1151
                Charlotte, NC  28202-1911

                ---------------------------------------------------- -----------

                ----------------------------------------------------------------

                Growth Fund Class A
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                First Clearing Corporation                           5.17%
                Plumbers & Pipe Fitters Local Union
                901 East Byrd Street
                Richmond, VA  23219

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Growth Fund Class B
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                First Clearing Corporation FBO                       22.62%
                Judith Druyanoff Kandel
                12850 SW 4 Court #205
                Pembroke Pines, FL  33027

                MLPF&S for the sole benefit of its customers         15.86%
                Attn: Fund Administration
                4800 Deer Lake Drive, E. 2nd Floor
                Jacksonville, FL  32246-6484

                First Union Securities                               12.86%
                Iowa Signal & Electric Co.
                111 East Kilbourn Avenue
                Milwaukee, IA  50325-1251

                First Clearing Corporation FBO                       9.60%
                Troy S. Penley SEPP
                3283 NC 18 & US 64
                Morganton, NC  28655

                First Clearing Corporation                           6.13%
                Guarantee & Trust TTEE FBO
                Sheryl W. Loop
                6103 Dorchester Street
                Springfield, VA  22150-2412

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Growth Fund Class C
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                None

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Growth Fund Class Y
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                First Union National Bank                            94.88%
                Attn: Kay Lavender
                1525 W. WT Harris Boulevard
                Charlotte, NC  28262-8522

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Masters Fund Class A
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                MLPF&S for the sole benefit of its customers         7.02%
                Attn: Fund Administration
                4800 Deer Lake Drive, E. 2nd Floor
                Jacksonville, FL 32246-6484

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Masters Fund Class B
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                None

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Masters Fund Class C
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                MLPF&S for the sole benefit of its customers         15.48%
                Attn: Fund Administration
                4800 Deer Lake Drive, E. 2nd Floor
                Jacksonville, FL 32246-6484

                Robert L. Farner                                     11.11%
                Robert L. Farner Assoc. Profit Sharing Plan
                U/A Dtd. 12/8/69
                204 E. Santa Fe
                Box 485
                Toluca, IL  61369-0485

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Masters Fund Class Y
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                First Union National Bank Trust Accounts             84.50%
                Attn: Ginny Batten 11th Floor CMG-1151
                301 S. Tryon Street
                Charlotte, NC  28202-1915

                ---------------------------------------------------- -----------

                ----------------------------------------------------------------

                Omega Fund Class A
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                None

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Omega Fund Class B
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                None

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Omega Fund Class C
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                MLPF&S for the sole benefit of its customers         15.33%
                Attn: Fund Administration
                4800 Deer Lake Drive, E. 2nd Floor
                Jacksonville, FL 32246-6484

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Omega Fund Class Y
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                First Union National Bank Cash Account               14.93%
                Attn: Trust Operations Fund Group
                1525 West WT Harris Boulevard
                Charlotte, NC  28262-8522

                First Union National Bank Reinvest Account           12.31%
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, 3rd Floor
                Charlotte, NC  28202-1911

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Small Company Growth Fund Class A
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                None

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Small Company Growth Fund Class B
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                MLPF&S for the sole benefit of its customers         18.39%
                Attn: Fund Administration
                4800 Deer Lake Drive, E. 2nd Floor
                Jacksonville, FL 32246-6484

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Small Company Growth Fund Class C
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                MLPF&S for the sole benefit of its customers         36.67%
                Attn: Fund Administration
                4800 Deer Lake Drive, E. 2nd Floor
                Jacksonville, FL 32246-6484
                Fred Kavli
                14501 E. Los Angeles Avenue                          7.39%
                Moorpark, CA  93021-9738

                ---------------------------------------------------- -----------

                ----------------------------------------------------------------

                Small Company Growth Fund Class Y
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                First Union National Bank Cash Account               58.28%
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, 3rd Floor
                Charlotte, NC  28202-1911

                Robert P. Geroch                                     35.11%
                12325 Algonquin Road
                Palos Park, IL  60464-1937

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Stock Selector Fund Class A
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                None

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Stock Selector Fund Class B
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                MLPF&S for the sole benefit of its customers         9.15%
                Attn: Fund Administration
                4800 Deer Lake Drive, E. 2nd Floor
                Jacksonville, FL 32246-6484

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Stock Selector Fund Class C
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                First Union Securities Inc. FBO                      9.53%
                Gary L. Hildebrandt
                111 East Kilbourn Avenue
                Milwaukee, TX  76034-8689

                Donaldson Lufkin Jenrette Securities Corp. Inc.      32.22%
                P.O. Box 2052
                Jersey City, NJ  07303-9998

                Resources Trust Company CUST IRA FBO                 8.00%
                John G. Leckie
                P.O. Box 5900
                Denver, CO  80217-5900

                First Clearing Corporation                           6.39%
                Don Richard Howell SEP IRA
                P.O. Box 308
                Ellerbe, NC  28338-0308

                ---------------------------------------------------- -----------

                ----------------------------------------------------------------

                Stock Selector Fund Class Y
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                First Union National Bank BK/EB/INT                  60.51%
                Reinvest Account
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, 3rd Floor CMG 1151
                Charlotte, NC  28202-1911

                First Union National Bank BK/EB/INT                  36.48%
                Cash Account
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, 3rd Floor CMG 1151
                Charlotte, NC  28202-1911

                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------

                Strategic Growth Fund Class A
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------


                None

                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------

                Strategic Growth Fund Class B
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------


                None

                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------

                Strategic Growth Fund Class C
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------


                None

                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------

                Strategic Growth Fund Class Y
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------


                First Union National Bank BK/EB/INT                  50.59%
                Cash Account
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, 3rd Floor CMG 1151
                Charlotte, NC  28202-1911

                First Union National Bank                            23.77%
                Trust Accounts
                Attn: Ginny Batten CMG 1151 11th Floor
                301 S. Tryon Street
                Charlotte, NC  28202-1915

                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------

                Tax Strategic Equity Fund Class A
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------


                PaineWebber FBO                                      8.26%
                James W. Garvey Charitable Remainder Unitrust
                U/IND DTD 3/30/93
                1081 S. Glendale
                Wichita, KS  67218

                ---------------------------------------------------- -----------

                ---------------------------------------------------- -----------

                Tax Strategic Equity Fund Class B
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------


                MLPF&S for the sole benefit of its customers         8.36%
                Attn: Fund Administration
                4800 Deer Lake Drive, E. 2nd Floor
                Jacksonville, FL 32246-6484

                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------

                Tax Strategic Equity Fund Class C
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------


                MLPF&S for the sole benefit of its customers         17.43%
                Attn: Fund Administration
                4800 Deer Lake Drive, E. 2nd Floor
                Jacksonville, FL 32246-6484

                NFSC FEBO                                            7.19%
                Nancy J. Vandenput
                1314 Orlando Drive
                Green Bay, WI  54313

                Lara Nehemiah & Associates FBO                       5.82%
                Zelma Morrison TTEE JA Manfuso Trust
                FBO Zelma Morrison U/A DTD 1-8-1998
                7705 Chatham Road
                Chevy Chase, MD  20815

                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------

                Tax Strategic Equity Fund Class Y
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------


                L. Charles Hilton Jr. Lela G. Hilton JT WROS         54.48%
                4116 North Highway 231
                Panama City, FL  32404-9235

                Nola Maddox Falcone                                  29.12%
                70 Drake Road
                Scarsdale, NY  10583-6447

                ---------------------------------------------------- -----------


                                    EXPENSES


Advisory Fees

     Each Fund has its own investment advisor. For more information, see "Investment Advisory Agreements" in Part 2 of this SAI.


     Evergreen Asset Management Corp. ("EAMC") is the investment advisor to Tax Strategic Equity Fund. EAMC is entitled to receive from the Fund an annual fee equal to 0.87% of the average daily net assets of the Fund. EAMC is also the investment advisor to Evergreen Fund. EAMC is entitled to receive an annual fee based on the Fund's average daily net assets, as follows:


                  ---------------------------------- =================

                  Average Daily Net Assets           Fee
                  ---------------------------------- =================
                  ---------------------------------- =================


                         first $750 million               0.90%

                  ---------------------------------- =================
                  ---------------------------------- =================


                          next $250 million               0.80%

                  ---------------------------------- =================
                  ---------------------------------- =================


                           Over $1 billion                0.70%

                  ---------------------------------- =================



         Evergreen Investment Management ("EIM") (formerly known as Capital Management Group), a division of First Union National Bank ("FUNB"), is the investment advisor to Masters Fund. EIM is entitled to receive from Masters Fund an annual fee equal to 0.87% of the average daily net assets of the Fund.

         Evergreen Investment Management Company ("EIMC") is the investment advisor to Aggressive Growth Fund and Omega Fund. EIMC is entitled to receive from Aggressive Growth Fund an annual fee equal to 0.52% of the average daily net assets of the Fund and from Omega Fund an annual fee based on the Fund's average daily net assets, as follows:



                  ---------------------------------- =================

                      Average Daily Net Assets             Fee
                  ---------------------------------- =================
                  ---------------------------------- =================


                         first $250 million               0.66%

                  ---------------------------------- =================
                  ---------------------------------- =================


                          next $250 million               0.585%

                  ---------------------------------- =================
                  ---------------------------------- =================


                          next $500 million               0.510%

                  ---------------------------------- =================
                  ---------------------------------- =================


                           over $1 billion                0.410%

                  ---------------------------------- =================



         EIMC is also the investment advisor to Small Company Growth Fund and Strategic Growth Fund. EIMC is entitled to receive from each of these Funds an annual fee based on the Fund's average daily net assets, as follows:



                  ---------------------------------- =================

                      Average Daily Net Assets             Fee
                  ---------------------------------- =================
                  ---------------------------------- =================


                         first $100 million               0.61%

                  ---------------------------------- =================
                  ---------------------------------- =================


                          next $100 million               0.56%

                  ---------------------------------- =================
                  ---------------------------------- =================


                          next $100 million               0.51%

                  ---------------------------------- =================
                  ---------------------------------- =================


                          next $100 million               0.46%

                  ---------------------------------- =================
                  ---------------------------------- =================


                          next $100 million               0.41%

                  ---------------------------------- =================
                  ---------------------------------- =================


                          next $500 million               0.36%

                  ---------------------------------- =================
                  ---------------------------------- =================


                          next $500 million               0.31%

                  ---------------------------------- =================
                  ---------------------------------- =================


                          over $1.5 billion               0.26%

                  ---------------------------------- =================



         Meridian Investment Company ("MIC") is the investment advisor to Stock Selector Fund. MIC is entitled to receive from Stock Selector Fund an annual fee equal to 0.66% of the average daily net assets of the Fund, MIC has agreed to limit the expenses of the Fund until August 2000.


         Mentor Investment Advisors, LLC ("Mentor Advisors") is the investment advisor to Capital Growth Fund and Growth Fund. Mentor Advisors is entitled to receive from Capital Growth Fund an annual fee equal to 0.80% of the average daily net assets of the Fund and from Growth Fund an annual fee equal to 0.70% of the average daily net assets of the Fund.



Advisory Fees Paid


         Below are the advisory fees paid by each Fund for the last three fiscal years or periods.

  ------------------------------------------------------------------------ -------------------- =================

                                                                           Advisory             Advisory
                                                                           Fee                  Fee
  Fund                                                                      Paid                Waived

  ------------------------------------------------------------------------ -------------------- =================
  ===============================================================================================================


  Year or Period Ended September 30, 1999

  ------------------------------------------------------------------------ -------------------- =================


  Aggressive Growth Fund                                                   $1,470,729           -0-

  ------------------------------------------------------------------------ -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Capital Growth Fund                                                      $4,069,089           -0-

  ------------------------------------------------------------------------ -------------------- =================


  Evergreen Fund                                                           $18,282,740          -0-

  ------------------------------------------------------------------------ -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Growth Fund                                                              $3,600,834           -0-

  ------------------------------------------------------------------------ -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Masters Fund(a)                                                          $1,762,332           -0-

  ------------------------------------------------------------------------ -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Omega Fund                                                               $3,375,183           -0-

  ------------------------------------------------------------------------ -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Small Company Growth Fund                                                $4,527,512           -0-

  ------------------------------------------------------------------------ -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Stock Selector Fund                                                      $3,346,783           -0-

  ------------------------------------------------------------------------ -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Strategic Growth Fund                                                    $5,150,970           -0-

                                                                           -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Tax Strategic Equity Fund                                                $137,638             $123,734

  ------------------------------------------------------------------------ -------------------- =================
  ===============================================================================================================

  Year or Period Ended 1998
  ===============================================================================================================


  Aggressive Growth Fund                                                   $1,390,081           -0-

  ------------------------------------------------------------------------ -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Capital Growth Fund                                                      $2,153,467           -0-

  ------------------------------------------------------------------------ -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Evergreen Fund                                                           $17,536,054          -0-

  ------------------------------------------------------------------------ -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Growth Fund                                                              $4,204,377           -0-

  ------------------------------------------------------------------------ -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Omega Fund                                                               $2,214,127           -0-

  ------------------------------------------------------------------------ -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Small Company Growth Fund                                                $6,367,129           -0-

  ------------------------------------------------------------------------ -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Stock Selector Fund (b)                                                  $968,973             $85,492

  ------------------------------------------------------------------------ -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Stock Selector Fund                                                      $4,270,615           -0-

  ------------------------------------------------------------------------ -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Strategic Growth Fund                                                    $4,870,007           -0-

  ------------------------------------------------------------------------ -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Tax Strategic Equity Fund (c)                                            $2,079               $2,079

  ------------------------------------------------------------------------ -------------------- =================
  ===============================================================================================================

  Year or Period Ended 1997
  ===============================================================================================================
  ------------------------------------------------------------------------ -------------------- =================


  Aggressive Growth Fund                                                   $1,013,344           -0-

  ------------------------------------------------------------------------ -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Capital Growth Fund                                                      $1,063,903           -0-

  ------------------------------------------------------------------------ -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Evergreen Fund                                                           $13,089,112          -0-

  ------------------------------------------------------------------------ -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Growth Fund                                                              $3,238,498           -0-

  ------------------------------------------------------------------------ -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Omega Fund(d)                                                            $1,480,178           -0-

  ------------------------------------------------------------------------ -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Small Company Growth Fund (e)                                            $2,387,425           -0-

  ------------------------------------------------------------------------ -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Small Company Growth Fund                                                $7,788,033           -0-

  ------------------------------------------------------------------------ -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Stock Selector Fund                                                      $3,459,108           -0-

  ------------------------------------------------------------------------ -------------------- =================


  Strategic Growth Fund (f)                                                $3,205,753           -0-

  ------------------------------------------------------------------------ -------------------- =================


(a) For the period from December 31, 1998 (commencement of investment operations) to September 30, 1999.
(b) For the three months ended September 30, 1999. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998.
(c)  Tax Strategic Equity Fund commenced investment operations on 9/4/1998.
(d) For the nine months ended September 30, 1997. Omega Fund changed its fiscal year end from December 31 to September 30, effective September 30, 1997.
(e) For the four months ended September 30, 1997. Small Company Growth Fund changed its fiscal year end from May 31 to September 30, effective September 30, 1997.
(f) For the eleven months ended September 30, 1997. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 1997.

Sub-Advisory Fees Paid

         Lieber & Company ("Lieber") acts as sub-advisor to Evergreen Fund and Tax Strategic Equity Fund and is reimbursed by EAMC for the costs of providing sub-advisory services. EAMC acts as the sub-advisor to a segment of the Masters Fund and receives a sub-advisory fee equal to 0.50% of the first $500 million of the Masters Fund's average daily net assets managed by EAMC, 0.40% of the next $500 million of such net assets, and 0.35% of such net assets in excess of $1 billion. OppenheimerFunds, Inc. ("Oppenheimer"), MFS Institutional Advisors, Inc. ("MFS") and Putnam Investment Management, Inc. ("Putnam") each also manage a segment of the Masters Fund. EIM pays Oppenheimer, MFS and Putnam fees equal in the aggregate up to 0.50% of the Masters Fund's average daily net assets. Below are the sub-advisory fees paid by the investment advisors to the sub-advisors for the last three fiscal years or periods:


--------------------------------------- -------------------------------------------------------------------

                                                              Sub-Advisory Fee Paid

--------------------------------------- -------------------------------------------------------------------
--------------------------------------- -------------------- --------------------- ------------------------

                                                                                   Oppenheimer
                                                                                   MFS
Fund                                    EAMC                 Lieber                Putnam

--------------------------------------- -------------------- --------------------- ------------------------
-----------------------------------------------------------------------------------------------------------


Year or Period Ended September 30, 1999

-----------------------------------------------------------------------------------------------------------
--------------------------------------- -------------------- --------------------- ------------------------

Evergreen Fund                          N/A                  $18,273,599           N/A

--------------------------------------- -------------------- --------------------- ------------------------
--------------------------------------- -------------------- --------------------- ------------------------


Masters Fund (g)                        $303,974             N/A                   $939,858

--------------------------------------- -------------------- --------------------- ------------------------
--------------------------------------- -------------------- --------------------- ------------------------


Tax Strategic Equity Fund               N/A                  $137,569              N/A

--------------------------------------- -------------------- --------------------- ------------------------
-----------------------------------------------------------------------------------------------------------


Year or Period Ended 1998

-----------------------------------------------------------------------------------------------------------
--------------------------------------- -------------------- --------------------- ------------------------


Evergreen Fund                          N/A                  $17,527,286           N/A

--------------------------------------- -------------------- --------------------- ------------------------
--------------------------------------- -------------------- --------------------- ------------------------


Tax Strategic Equity Fund (h)           N/A                  $2,078                N/A

--------------------------------------- -------------------- --------------------- ------------------------
-----------------------------------------------------------------------------------------------------------


Year or Period Ended 1997

-----------------------------------------------------------------------------------------------------------
--------------------------------------- -------------------- --------------------- ------------------------


Evergreen Fund                          N/A                  $13,082,567           N/A

--------------------------------------- -------------------- --------------------- ------------------------


(g) For the period from December 31, 1998 (commencement of operations) to September 30, 1999.
(h) Tax Strategic Equity Fund commenced investment operations on 9/4/1998.


Brokerage Commissions


         Below are the brokerage commissions paid by each Fund and brokerage commissions paid by the applicable Funds to Lieber, First Union Securities, Inc. (formerly known as Wheat First Securities) ("First Union Securities") or Everen Securities, Inc. ("Everen"), for the last three fiscal years or periods. For more information regarding brokerage commissions, see "Brokerage" in Part 2 of this SAI.


---------------------------------------------------- ----------------- -------------- ---------------- ==============

                                                     Total Paid to     Total Paid     Total Paid to    Total paid

Fund/Fiscal Year or Period                           All Brokers       to Lieber      First Union      to Everen
                                                                                      Securities

---------------------------------------------------- ----------------- -------------- ---------------- ==============

Year or Period Ended 1999
=====================================================================================================================
---------------------------------------------------- ----------------- -------------- ------------------ ============

Aggressive Growth Fund                               $348,579          N/A            $4,512             N/A

---------------------------------------------------- ----------------- -------------- ------------------ ============
---------------------------------------------------- ----------------- -------------- ------------------ ============


Capital Growth Fund                                  $392,325          N/A            $110,545           N/A

---------------------------------------------------- ----------------- -------------- ------------------ ============
---------------------------------------------------- ----------------- -------------- ------------------ ============


Evergreen Fund                                       $1,518,844        $657,786       N/A                N/A

---------------------------------------------------- ----------------- -------------- ------------------ ============
---------------------------------------------------- ----------------- -------------- ------------------ ============


Growth Fund                                          $316,311          N/A            $36,441            N/A

---------------------------------------------------- ----------------- -------------- ------------------ ============
---------------------------------------------------- ----------------- -------------- ------------------ ============


Masters Fund (i)                                     $519,980          $122,777       N/A                $828

---------------------------------------------------- ----------------- -------------- ------------------ ============
---------------------------------------------------- ----------------- -------------- ------------------ ============


Omega Fund                                           $1,353,427        N/A            $14,841            N/A

---------------------------------------------------- ----------------- -------------- ------------------ ============
---------------------------------------------------- ----------------- -------------- ------------------ ============


Small Company Growth Fund                            $2,468,166        N/A            $10,272            N/A

---------------------------------------------------- ----------------- -------------- ------------------ ============
---------------------------------------------------- ----------------- -------------- ------------------ ============


Stock Selector Fund                                  $800,984          N/A            N/A                N/A

---------------------------------------------------- ----------------- -------------- ------------------ ============
---------------------------------------------------- ----------------- -------------- ------------------ ============


Strategic Growth Fund                                $2,473,266        N/A            $19,356            N/A

---------------------------------------------------- ----------------- -------------- ------------------ ============
---------------------------------------------------- ----------------- -------------- ------------------ ============


Tax Strategic Equity Fund                            $52,397           $45,122        N/A                N/A

---------------------------------------------------- ----------------- -------------- ------------------ ============





=====================================================================================================================

Year or Period Ended 1998
=====================================================================================================================
---------------------------------------------------- ----------------- -------------- ------------------ ============


Aggressive Growth Fund                               $127,761          N/A            N/A                N/A

---------------------------------------------------- ----------------- -------------- ------------------ ============
---------------------------------------------------- ----------------- -------------- ------------------ ============


Capital Growth Fund                                  $920,105          N/A            $104,188           $63,266

---------------------------------------------------- ----------------- -------------- ------------------ ============
---------------------------------------------------- ----------------- -------------- ------------------ ============


Evergreen Fund                                       $507,457          $405,182       N/A                N/A

---------------------------------------------------- ----------------- -------------- ------------------ ============
---------------------------------------------------- ----------------- -------------- ------------------ ============


Growth Fund                                          $2,620,649        N/A            $148,289           $20,738

---------------------------------------------------- ----------------- -------------- ------------------ ============
---------------------------------------------------- ----------------- -------------- ------------------ ============


Omega Fund                                           $512,446          N/A            N/A                N/A

---------------------------------------------------- ----------------- -------------- ------------------ ============
---------------------------------------------------- ----------------- -------------- ------------------ ============


Small Company Growth Fund                            $2,527,607        N/A            N/A                N/A

---------------------------------------------------- ----------------- -------------- ------------------ ============
---------------------------------------------------- ----------------- -------------- ------------------ ============


Stock Selector Fund (j)                              $81,289           N/A            N/A                N/A

---------------------------------------------------- ----------------- -------------- ------------------ ============
---------------------------------------------------- ----------------- -------------- ------------------ ============


Stock Selector Fund                                  $840,644          N/A            N/A                N/A

---------------------------------------------------- ----------------- -------------- ------------------ ============
---------------------------------------------------- ----------------- -------------- ------------------ ============


Strategic Growth Fund                                $162,350          N/A            N/A                N/A

---------------------------------------------------- ================= -------------- ------------------ ============


Tax Strategic Equity Fund (k)                        $5,853            $5,693         N/A                N/A

---------------------------------------------------- ================= -------------- ------------------ ============





---------------------------------------------------- ----------------- -------------- --------------- ===============

                                                     Total Paid to     Total Paid     Total Paid to   Total paid to

Fund/Fiscal Year or Period                           All Brokers       to Lieber      First Union     Everen
                                                                                      Securities

---------------------------------------------------- ----------------- -------------- --------------- ===============

Year or Period Ended 1997
---------------------------------------------------- ----------------- ==============================================
---------------------------------------------------- ----------------- ----------------- --------------- ============


Aggressive Growth Fund                               $677,860          N/A               N/A             N/A

---------------------------------------------------- ----------------- ----------------- --------------- ============
---------------------------------------------------- ----------------- ----------------- --------------- ============


Capital Growth Fund                                  $275,151          N/A               $29,226         $9,793

---------------------------------------------------- ----------------- ----------------- --------------- ============
---------------------------------------------------- ----------------- ----------------- --------------- ============


Evergreen Fund                                       $503,276          $416,953          N/A             N/A

---------------------------------------------------- ----------------- ----------------- --------------- ============
---------------------------------------------------- ----------------- ----------------- --------------- ============


Growth Fund                                          $1,482,817        N/A               $101,434        $2,331

---------------------------------------------------- ----------------- ----------------- --------------- ============
---------------------------------------------------- ----------------- ----------------- --------------- ============


Omega Fund (l)                                       $403,294          N/A               N/A             N/A

---------------------------------------------------- ----------------- ----------------- --------------- ============
---------------------------------------------------- ----------------- ----------------- --------------- ============


Small Company Growth Fund                            $1,891,397        N/A               N/A             N/A

---------------------------------------------------- ----------------- ----------------- --------------- ============
---------------------------------------------------- ----------------- ----------------- --------------- ============


Stock Selector Fund                                  $1,026,435        N/A               N/A             N/A

---------------------------------------------------- ----------------- ----------------- --------------- ============
---------------------------------------------------- ================= ----------------- --------------- ============


Strategic Growth Fund (m)                            $1,144,065        N/A               N/A             N/A

---------------------------------------------------- ================= ----------------- --------------- ============


(i)  For  the  period  from  December  31,  1998   (commencement  of  investment
operations) to September 30, 1999.
(j) For the three months ended September 30, 1999. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998.
(k) Tax Strategic Equity Fund commenced investment operations on 9/4/1998.
(l) For the nine months ended September 30, 1997. Omega Fund changed its fiscal year end from December 31 to September 30, effective September 30, 1997.
(m) For the eleven months ended September 30, 1997. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 1997.


Percentage of Brokerage Commissions Paid to Lieber, First Union Securities, and
 Everen

         The tables below show, for the fiscal year or period ended September 30, 1999, (1) the percentage of aggregate brokerage commissions paid by each applicable Fund to Lieber, First Union Securities, and Everen and (2) the percentage of each applicable Fund's aggregate dollar amount of commissionable transactions effected through Lieber, First Union Securities, and Everen. For more information, see "Selection of Brokers" under "Brokerage" in Part 2 of this SAI.



---------------------------------- ----------------------------------- ===================================
                                                                       Percentage of Commissionable
                                                                       Transactions through Lieber


                                   Percentage of Commissions to
                                   Lieber
Fund
---------------------------------- ----------------------------------- ===================================
---------------------------------- ----------------------------------- ===================================

Evergreen Fund                     43.3%                               1.6%

---------------------------------- ----------------------------------- ===================================
---------------------------------- ----------------------------------- ===================================


Masters Fund                       67.7%                               N/A

---------------------------------- ----------------------------------- ===================================
---------------------------------- ----------------------------------- ===================================


Tax Strategic Equity Fund          86.1%                               93.3%

---------------------------------- ----------------------------------- ===================================


---------------------------------- ------------------ --------------------- ------------------ =====================
                                                      Percentage of
                                   Percentage of      Commissionable

                                   Commissions to     Transactions                             Percentage of
                                   First Union        through First Union   Percentage of      Commissionable
                                   Securities         Securities            Commissions to     Transactions

Fund                                                                        Everen             through Everen
                                                                            ------------------ =====================
---------------------------------- ------------------ ---------------------

Aggressive Growth Fund                   1.3%                 1.2%                 N/A                 N/A

---------------------------------- ------------------ --------------------- ================== =====================


Growth Fund                              11.5%                3.9%                 N/A                 N/A

---------------------------------- ------------------ --------------------- ================== =====================


Capital Growth Fund                      28.2%               11.4%                 N/A                 N/A

---------------------------------- ------------------ --------------------- ================== =====================
---------------------------------- ------------------ --------------------- ================== =====================


Masters Fund                              N/A                 N/A                 0.7%                 N/A

---------------------------------- ------------------ --------------------- ================== =====================


Omega Fund                               1.1%                 0.7%                 N/A                 N/A

---------------------------------- ------------------ --------------------- ================== =====================


Small Company Growth Fund
                                         0.4%                 0.1%                 N/A                 N/A

---------------------------------- ------------------ --------------------- ================== =====================


Strategic Growth Fund                    0.8%                 0.2%                 N/A                 N/A

---------------------------------- ------------------ --------------------- ================== =====================



Portfolio Turnover

         The Funds, with the exception of Tax Strategic Equity Fund, generally do not take portfolio turnover into account in making investment decisions. This means the Funds could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Funds and their shareholders. It may also result in the Funds realizing greater net short-term capital gains, distributions from which are taxable to shareholders as ordinary income.


Underwriting Commissions

         Below are the underwriting commissions paid by each Fund and the amounts retained by the principal underwriter for the last three fiscal years or periods. For more information, see "Principal Underwriter" in Part 2 of this SAI.

-------------------------------------------------------------- -------------------- ==================

                                                               Total Underwriting   Underwriting
                                                               Commissions          Commissions
Fund/Fiscal Year or Period                                                          Retained
-------------------------------------------------------------- -------------------- ==================

Year or Period Ended 1999
======================================================================================================
-------------------------------------------------------------- -------------------- ==================

Aggressive Growth Fund                                         $437,490             $7,010

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================


Capital Growth Fund                                            $404,779             $55,269

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================


Evergreen Fund                                                 $3,126,728           $34,013

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================


Growth Fund                                                    $614,858             $83,953

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================


Masters Fund (n)                                               $4,354,040           -0-

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================


Omega Fund                                                     $10,103,331          $81,805

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================


Small Company Growth Fund                                      $447,699             -0-

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================


Stock Selector Fund                                            $63,918              $3,020

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================


Strategic Growth Fund                                          $554,207             $14,187

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================


Tax Strategic Equity Fund                                      $307,795             $6,430

-------------------------------------------------------------- -------------------- ==================
======================================================================================================

Year or Period Ended 1998
======================================================================================================
-------------------------------------------------------------- -------------------- ==================


Aggressive Growth Fund                                         $414,138             $19,289

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================


Capital Growth Fund                                            $320,153             $320,153

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================


Evergreen Fund                                                 $10,689,087          $233,260

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================


Growth Fund                                                    $231,016             $231,016

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================


Omega Fund                                                     $790,103             $25,765

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================


Small Company Growth Fund                                      $958,402             $2,569

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================


Stock Selector Fund                                            $110,148             $10,160

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================


Stock Selector Fund (o)                                        $5,836               $324

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================


Strategic Growth Fund                                          $883,936             $12,462

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================


Tax Strategic Equity Fund (p)                                  $477                 $52

-------------------------------------------------------------- -------------------- ==================
======================================================================================================

Year or Period Ended 1997
======================================================================================================
-------------------------------------------------------------- -------------------- ==================


Aggressive Growth Fund                                         $278,145             $21,472

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================

                                                               $132,159             $132,159
Capital Growth Fund

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================


Evergreen Fund                                                 $1,464,361           $129,417

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================

                                                               $116,796             $116,796
Growth Fund

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================


Omega Fund (q)                                                 $254,113             $19,806

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================


Small Company Growth Fund (r)                                  $878,274             $22,796

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================


Small Company Growth Fund                                      $17,885,604          $13,187,854

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================
                                                               $646,769             $14,708

Strategic Growth Fund (s)

-------------------------------------------------------------- -------------------- ==================


Stock Selector Fund                                            $96,837              $4,819

-------------------------------------------------------------- -------------------- ==================


(n) For the period from December 31, 1998 (commencement of investment operations) to September 30, 1999.
(o) For the three months ended September 30, 1999. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998.
(p)  Tax Strategic Equity Fund commenced investment operations on 9/4/1998.
(q) For the nine months ended September 30, 1997. Omega Fund changed its fiscal year end from December 31 to September 30, effective September 30, 1997.
(r) For the four months ended September 30, 1997. Small Company Growth Fund changed its fiscal year end from May 31 to September 30, effective September 30, 1997.
(s) For the eleven months ended September 30, 1997. Strategic Growth Fund changed its fiscal year end from October 31 to September 30, effective September 30, 1997.


12b-1 Fees

         Below are the 12b-1 fees paid by each Fund for the fiscal year or period ended September 30, 1999. For more information, see "Distribution Expenses Under Rule 12b-1" in Part 2 of this SAI.

--------------------------- ---------------------------------- ---------------------------------- ================================
                            Class A                            Class B                            Class C

Fund
---------------------------
--------------------------- --------------- ------------------ ---------------- ----------------- ----------------- ==============
                                            Service Fees       Distribution     Service Fees      Distribution      Service Fees
                                                               Fees                               Fees
--------------------------- --------------- ------------------ ---------------- ----------------- ----------------- ==============

Aggressive Growth Fund                      $403,975           $364,688         $121,563          $30,977           $10,326

--------------------------- --------------- ------------------ ---------------- ----------------- ----------------- ==============
--------------------------- --------------- ------------------ ---------------- ----------------- ----------------- ==============


Capital Growth Fund                         $642,323           -0-              -0-               $1,887,791        $629,264

--------------------------- --------------- ------------------ ---------------- ----------------- ----------------- ==============
--------------------------- --------------- ------------------ ---------------- ----------------- ----------------- ==============


Evergreen Fund                              $516,968           $5,171,528       $1,723,843        $103,327          $34,442

--------------------------- --------------- ------------------ ---------------- ----------------- ----------------- ==============
--------------------------- --------------- ------------------ ---------------- ----------------- ----------------- ==============


Growth Fund                                 $251,717           -0-              -0-               $2,854,567        $951,522

--------------------------- --------------- ------------------ ---------------- ----------------- ----------------- ==============
--------------------------- --------------- ------------------ ---------------- ----------------- ----------------- ==============


Masters Fund                                $330,910           $372,740         $124,247          $21,252           $7,084

--------------------------- --------------- ------------------ ---------------- ----------------- ----------------- ==============
--------------------------- --------------- ------------------ ---------------- ----------------- ----------------- ==============


Omega Fund                                  $592,955           $1,642,750       $547,583          $149,456          $49,819

--------------------------- --------------- ------------------ ---------------- ----------------- ----------------- ==============
--------------------------- --------------- ------------------ ---------------- ----------------- ----------------- ==============


Small Company Growth Fund                   $1,737,875         $1,045,523       $348,507          $23,980           $7,993

--------------------------- --------------- ------------------ ---------------- ----------------- ----------------- ==============
--------------------------- --------------- ------------------ ---------------- ----------------- ----------------- ==============


Stock Selector Fund                         $50,314            $8,744           $2,915            $52               $17

--------------------------- --------------- ------------------ ---------------- ----------------- ----------------- ==============
--------------------------- --------------- ------------------ ---------------- ----------------- ----------------- ==============


Strategic Growth Fund                       $2,145,390         $895,009         $298,336          $14,778           $4,926

--------------------------- --------------- ------------------ ---------------- ----------------- ----------------- ==============
--------------------------- --------------- ------------------ ---------------- ----------------- ----------------- ==============


Tax Strategic Equity Fund                   $8,480             $36,807          $12,269           $8,911            $2,970

--------------------------- --------------- ------------------ ---------------- ----------------- ----------------- ==============

Trustee Compensation


         Listed below is the Trustee compensation paid by the Trust individually for the fiscal year ended September 30, 1999 and by the Trust and the eleven other trusts in the Evergreen Fund Complex for the calendar year ended December 31, 1999. The Trustees do not receive pension or retirement benefits from the Funds. For more information, see "Management of the Trust" in Part 2 of this SAI.

         ---------------------------------- ------------------------------ ================================

                                                                             Total Compensation from the
                                                                           Evergreen Fund Complex for the
                                             Aggregate Compensation from   calendar year ended12/31/1999*
                                              Trust for the fiscal year
                                                   ended 9/30/1999

                      Trustee
         ---------------------------------- ------------------------------ ================================
         ---------------------------------- ------------------------------ ================================

         Laurence B. Ashkin                 $5,448                         $75,500

         ---------------------------------- ------------------------------ ================================
         ---------------------------------- ------------------------------ ================================


         Charles A. Austin, III             $5,458                         $75,500

         ---------------------------------- ------------------------------ ================================
         ---------------------------------- ------------------------------ ================================


         Arnold H. Dreyfuss**               N/A                            N/A

         ---------------------------------- ------------------------------ ================================
         ---------------------------------- ------------------------------ ================================


         K. Dun Gifford                     $5,456                         $73,000

         ---------------------------------- ------------------------------ ================================
         ---------------------------------- ------------------------------ ================================


         James S. Howell***                 $7,113                         $99,500

         ---------------------------------- ------------------------------ ================================
         ---------------------------------- ------------------------------ ================================


         Leroy Keith Jr.                    $5,434                         $73,000

         ---------------------------------- ------------------------------ ================================
         ---------------------------------- ------------------------------ ================================


         Gerald M. McDonnell                $5,480                         $75,500

         ---------------------------------- ------------------------------ ================================
         ---------------------------------- ------------------------------ ================================


         Thomas L. McVerry                  $6,288                         $86,500

         ---------------------------------- ------------------------------ ================================
         ---------------------------------- ------------------------------ ================================


         Louis W. Moelchert, Jr.**          N/A                            N/A

         ---------------------------------- ------------------------------ ================================
         ---------------------------------- ------------------------------ ================================


         William Walt Pettit                $5,434                         $68,000

         ---------------------------------- ------------------------------ ================================
         ---------------------------------- ------------------------------ ================================


         David M. Richardson                $5,465                         $73,000

         ---------------------------------- ------------------------------ ================================
         ---------------------------------- ------------------------------ ================================


         Russell A. Salton, III             $5,669                         $79,000

         ---------------------------------- ------------------------------ ================================
         ---------------------------------- ------------------------------ ================================


         Michael S. Scofield                $7,003                         $79,500

         ---------------------------------- ------------------------------ ================================


         Richard J. Shima                   $5,465                         $73,000

         ---------------------------------- ------------------------------ ================================
         ---------------------------------- ------------------------------ ================================


         Richard K. Wagoner                 N/A                            N/A

         ---------------------------------- ------------------------------ ================================


* Certain Trustees have elected to defer all or part of their total compensation for the calendar year ended December 31, 1999. The amounts listed below will be payable in later years to the respective Trustees:

                           Austin           $11,325
                           McVerry          $86,500
                           Howell           $79,200
                           Salton           $78,500
                           Petit            $68,000
                           McDonnell        $75,500


** Arnold H. Dreyfuss, Louis W. Moelchert, Jr. and Richard K. Wagoner were elected to the Board of Trustees on December 16, 1999.


***  As of January 1, 2000, James S. Howell retired and became Trustee Emeritus.

                                   PERFORMANCE

Total Return


         Below are the average annual total returns for each class of shares of the Funds (including applicable sales charges) as of September 30, 1999. The returns for Masters Fund are cumulative. For more information, see "Total Return" under "Performance Calculations" in Part 2 of this SAI.



----------------------- -------------------- --------------------- -------------------- =====================
                                                                   Ten Years or Since
                                                                   Inception            Inception Date
Fund/Class              One Year             Five Years            Of Class             of Class
----------------------- -------------------- --------------------- -------------------- =====================
=============================================================================================================

Aggressive Growth Fund (t)

=============================================================================================================
----------------------- -------------------- --------------------- -------------------- =====================

Class A                 30.42%               17.12%                15.87%               4/15/1983
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================

Class B                 31.00%               17.38%                16.10%               7/7/1995
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================


Class C                 33.90%               17.54%                16.08%               8/3/1995

----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================

Class Y                 37.36%               18.57%                16.58%               7/11/1995
----------------------- -------------------- --------------------- -------------------- =====================
=============================================================================================================


Capital Growth Fund (u)

=============================================================================================================
----------------------- -------------------- --------------------- -------------------- =====================

Class A                 14.50%               20.68%                14.62%               4/29/1992
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================

Class B                 15.21%               21.67%                15.36%               10/25/1999
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================


Class C                 17.08%               20.89%                14.53%               4/29/1992

----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================

Class Y                 20.57%               21.96%                15.44%               11/19/1997
----------------------- -------------------- --------------------- -------------------- =====================
-------------------------------------------------------------------------------------------------------------


Evergreen Fund (v)

-------------------------------------------------------------------------------------------------------------
----------------------- -------------------- --------------------- -------------------- =====================

Class A                 9.88%                15.67%                11.13%               1/3/1995
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================

Class B                 9.65%                15.90%                11.33%               1/3/1995
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================


Class C                 12.67%               16.08%                11.32%               1/3/1995

----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================

Class Y                 15.79%               17.17%                11.85%               10/15/1971
----------------------- -------------------- --------------------- -------------------- =====================





=============================================================================================================


Growth Fund (w)

=============================================================================================================
----------------------- -------------------- --------------------- -------------------- =====================

Class A                 8.47%                12.06%                10.90%               6/5/1995
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================

Class B                 8.01%                12.14%                11.07%               10/18/1999
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================


Class C                 11.01%               12.40%                11.07%               4/15/1985

----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================

Class Y                 14.08%               12.59%                11.10%               11/19/1997
----------------------- -------------------- --------------------- -------------------- =====================
=============================================================================================================


Masters Fund (x)

=============================================================================================================
----------------------- -------------------- --------------------- -------------------- =====================

Class A                         N/A                  N/A           0.50%                12/31/1998
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================

Class B                         N/A                  N/A           0.10%                12/31/1998
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================

Class C                         N/A                  N/A           0.00%                12/31/1998
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================

Class Y                         N/A                  N/A           0.70%                12/31/1998
----------------------- -------------------- --------------------- -------------------- =====================
=============================================================================================================


Omega Fund (t)

=============================================================================================================
----------------------- -------------------- --------------------- -------------------- =====================

Class A                 32.95%               20.45%                16.54%               4/29/1968
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================

Class B                 33.57%               20.42%                16.51%               8/2/1993
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================


Class C                 36.52%               20.60%                16.52%               8/2/1993

----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================

Class Y                 39.99%               21.75%                17.17%               1/13/1997
----------------------- -------------------- --------------------- -------------------- =====================
=============================================================================================================


Small Company Growth Fund (y)

=============================================================================================================
----------------------- -------------------- --------------------- -------------------- =====================

Class A                 32.99%               8.65%                 12.66%               1/20/1998
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================

Class B                 33.95%               8.73%                 12.51%               9/11/1935
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================


Class C                 36.65%               8.92%                 12.30%               1/26/1998

----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================

Class Y                 40.01%               10.00%                13.50%               1/26/1998
----------------------- -------------------- --------------------- -------------------- =====================
=============================================================================================================


Stock Selector Fund (t)

=============================================================================================================
----------------------- -------------------- --------------------- -------------------- =====================

Class A                 28.82%               20.01%                16.43%               2/28/1990
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================

Class B                 29.25%               18.55%                15.80%               11/7/1997
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================


Class C                 32.95%               21.13%                17.00%               6/30/1999

----------------------- -------------------- --------------------- -------------------- =====================

Class Y                 35.49%               21.40%                17.13%               2/21/1995
----------------------- -------------------- --------------------- -------------------- =====================
=============================================================================================================


Strategic Growth Fund (y)

=============================================================================================================

Class A                 24.00%               19.12%                14.87%               1/20/1998
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================

Class B                 24.15%               19.42%                14.88%               9/11/1935
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================


Class C                 27.15%               19.42%                14.50%               1/22/1998

----------------------- -------------------- --------------------- -------------------- =====================

Class Y                 30.48%               20.60%                15.72%               6/30/1999
----------------------- -------------------- --------------------- -------------------- =====================


Tax Strategic Equity Fund (v)

=============================================================================================================
----------------------- -------------------- --------------------- -------------------- =====================

Class A                 25.44%                       N/A           30.75%               9/4/1998
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================

Class B                 26.03%                       N/A           32.54%               10/14/1998
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================


Class C                 29.22%                       N/A           36.35%               11/4/1998

----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================

Class Y                 32.34%                       N/A           37.43%               9/1/1998
----------------------- -------------------- --------------------- -------------------- =====================


(t) Historical performance shown for Classes B, C, Y prior to their inception reflects is based on the performance of Class A, the original class offered. These historical returns for Classes B, C, and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A are 0.25%, for Class B are 1.00%, and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for these Classes B and C would have been lower while returns for Class Y would have been higher.


(u) Historical performance shown for Classes B and Y prior to their inception is based on the performance of Class A, one of the original classes offered along with Class C. These historical returns for Classes B and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A are 0.25%, for Class B are 1.00% and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Class B would have been lower while returns for Class Y would have been higher.

(v) Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class Y, the original class offered. These historical returns for Classes A, B, and C have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A are 0.25%, for Class B are 1.00% and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower. Returns reflect expense limits previously in effect, without which returns would have been lower.

(w) Historical performance shown for Classes A, B and Y prior to their inception is based on the performance of Class C, the original class offered. These historical returns of Classes A and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A are 0.25%, for Class B are 1.00% and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and Y would have been higher.

(x) Performance shown for all classes are cumulative returns. Classes A, B, C and Y have an inception date of 12/31/98. The returns reported are not annualized returns due to the Fund's inception date.

(y) Historical performance shown for Classes A, C, and Y prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and Y have been adjusted to eliminate the higher 12b-1 fees applicable to Class B. The 12b-1 fees for Class A are 0.25%, for Class B are 1.00% and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had not been eliminated, returns would have been lower.


                      COMPUTATION OF CLASS A OFFERING PRICE


         Class A shares are sold at the net asset value ("NAV") plus a sales charge. Below is an example of the method of computing the offering price of Class A shares of each Fund. The example assumes a purchase of Class A shares of each Fund aggregating less than $50,000 based upon the NAV of each Fund's Class A shares at September 30, 1999. For more information, see "Pricing of Shares" in
Part 2 of this SAI.


       ------------------------------------- ------------ -------------- ------------- ==============
                                                                         Per Share     Offering
                                                          Net Asset      Sales Charge  Price Per
       Fund                                               Value                        Share
       ------------------------------------- ------------ -------------- ------------- ==============

       Aggressive Growth Fund                             $25.87         4.75%         $27.16

       ------------------------------------- ------------ -------------- ------------- ==============
       ------------------------------------- ------------ -------------- ------------- ==============


       Capital Growth Fund                                $24.38         4.75%         $25.60

       ------------------------------------- ------------ -------------- ------------- ==============
       ------------------------------------- ------------ -------------- ------------- ==============


       Evergreen Fund                                     $24.24         4.75%         $25.45

       ------------------------------------- ------------ -------------- ------------- ==============
       ------------------------------------- ------------ -------------- ------------- ==============


       Growth Fund                                        $15.99         4.75%         $16.79

       ------------------------------------- ------------ -------------- ------------- ==============
       ------------------------------------- ------------ -------------- ------------- ==============


       Omega Fund                                         $26.82         4.75%         $28.16

       ------------------------------------- ------------ -------------- ------------- ==============
       ------------------------------------- ------------ -------------- ------------- ==============


       Masters Fund                                       $10.05         4.75%         $10.55

       ------------------------------------- ------------ -------------- ------------- ==============
       ------------------------------------- ------------ -------------- ------------- ==============


       Small Company Growth Fund                          $6.47          4.75%         $6.79

       ------------------------------------- ------------ -------------- ------------- ==============
       ------------------------------------- ------------ -------------- ------------- ==============


       Stock Selector Fund                                $20.06         4.75%         $21.06

       ------------------------------------- ------------ -------------- ------------- ==============
       ------------------------------------- ------------ -------------- ------------- ==============


       Strategic Growth Fund                              $11.03         4.75%         $11.58

       ------------------------------------- ------------ -------------- ------------- ==============


       Tax Strategic Equity Fund                          $14.01         4.75%         $14.71

       ------------------------------------- ------------ -------------- ------------- ==============



                                SERVICE PROVIDERS

Administrator


         Evergreen  Investment  Services,  Inc.  ("EIS"),  200 Berkeley  Street,
Boston, MA 02116 serves as administrator to the Funds, subject to the supervision and control of the Trust's Board of Trustees. EIS provides the Funds with facilities, equipment and personnel and is entitled to receive a fee from each Fund at the rate of 0.10% of each Fund's average daily net assets, and for Capital Growth and Growth Fund at the annual rate of 0.15% of each Fund's average daily net assets.


     For the fiscal year ended September 30, 1999 for Evergreen Fund, the administration fee was paid by the investment advisor and was not a fund expense. Below are the administrative service fees paid (under a prior fee arrangement) for the last three fiscal years or periods:



-------------------------------------------------------------- =================


Fund/Fiscal Year or Period                                     Administrative
                                    Fee Paid

-------------------------------------------------------------- =================


Year or Period Ended September 30, 1999

================================================================================
-------------------------------------------------------------- =================


Aggressive Growth Fund                                         $48,293

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Capital Growth Fund                                            $650,694

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Evergreen Fund                                                 N/A

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Growth Fund                                                    $637,352

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Masters Fund (z)                                               $35,850

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Omega Fund                                                     $59,410

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Small Company Growth Fund                                      $104,938

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Stock Selector Fund                                            $89,398

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Strategic Growth Fund                                          $140,909

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Tax Strategic Equity Fund                                      $2,815

-------------------------------------------------------------- =================

================================================================================


Year or Period Ended 1998

================================================================================
-------------------------------------------------------------- =================


Aggressive Growth Fund                                         $55,254

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Capital Growth Fund                                            $269,183

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Evergreen Fund                                                 N/A

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Growth Fund                                                    $600,625

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Omega Fund                                                     $50,291

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Small Company Growth Fund                                      $223,424

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Stock Selector Fund                                            $19,034

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Stock Selector Fund (aa)                                       $1,442,337

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Strategic Growth Fund                                          $155,809

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Tax Strategic Equity Fund (bb)                                 $59

-------------------------------------------------------------- =================
================================================================================


Year or Period Ended 1997

================================================================================
-------------------------------------------------------------- =================


Aggressive Growth Fund                                         $51,010

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Capital Growth Fund                                            $132,988

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Evergreen Fund                                                 N/A

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Growth Fund                                                    $462,643

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Omega Fund (cc)                                                $33,135

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Small Company Growth Fund (dd)                                 $165,513

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Small Company Growth Fund                                      $17,039

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Strategic Growth Fund (ee)                                     $87,178

-------------------------------------------------------------- =================


Stock Selector Fund                                            $341,000

-------------------------------------------------------------- =================


(z) For the period from December 31, 1998 (commencement of investment operations) to September 30, 1999.
(aa) For the three months ended September 30, 1999. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998.
(bb) Tax Strategic Equity Fund commenced investment operations on 9/4/1998.
(cc) For the nine months ended September 30, 1997. Omega Fund changed its fiscal year end from December 31 to September 30, effective September 30, 1997.
(dd) For the four months ended September 30, 1997. Small Company Growth Fund changed its fiscal year end from May 31 to September 30, effective September 30, 1997.
(ee) For the eleven months ended September 30, 1997. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 1997.


Transfer Agent


         Evergreen Service Company ("ESC"), P.O. Box 2121, Boston, MA 02106, a subsidiary of First Union Corporation, is the Funds' transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts. Each Fund pays ESC annual fees as follows:


                 ----------------------------- --------------- ==============

                                                 Annual Fee     Annual Fee
                                                  Per Open      Per Closed
                                                  Account*       Account**
                 Fund Type
                 ----------------------------- --------------- ==============
                 ----------------------------- --------------- ==============


                 Monthly Dividend Funds            $25.32          $9.00

                 ----------------------------- --------------- ==============
                 ----------------------------- --------------- ==============


                 Quarterly Dividend Funds          $24.60          $9.00

                 ----------------------------- --------------- ==============
                 ----------------------------- --------------- ==============


                 Semiannual Dividend Funds         $23.40          $9.00

                 ----------------------------- --------------- ==============
                 ----------------------------- --------------- ==============


                 Annual Dividend Funds             $23.40          $9.00

                 ----------------------------- --------------- ==============
                 ----------------------------- --------------- ==============


                 Money Market Funds                $25.32          $9.00

                 ----------------------------- --------------- ==============



* For shareholder accounts only. The Fund pays ESC cost plus 15% for broker accounts.
**Closed accounts are maintained on the system in order to facilitate historical and tax information.


Distributor


         Evergreen Distributor, Inc.("EDI"), 90 Park Avenue, New York, NY 10016, markets the Funds through broker-dealers and other financial representatives.


Independent Auditors


         KPMG LLP, 99 High Street, Boston, MA 02110, audits the financial statements of each Fund.


Custodian


         State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, is the Funds' custodian. The bank keeps custody of each Fund's securities and cash and performs other related duties.


Legal Counsel


         Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C. 20036, provides legal advice to the Funds.

                              FINANCIAL STATEMENTS


         The  audited   financial   statements  and  the  reports   thereon  are
incorporated by reference to the Funds' Annual Report, a copy of which may be obtained without charge from Evergreen Service Company, P.O. Box 2121, Boston, MA 02106-2121, or by calling ESC toll-free at 1-800-343-2898.

                                 EVERGREEN FUNDS
                   Statement of Additional Information ("SAI")

                                     PART 2

                      ADDITIONAL INFORMATION ON SECURITIES
                            AND INVESTMENT PRACTICES

         The prospectus describes the Fund's investment objective and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use. Some of the information below will not apply to the Fund or the Class in which you are interested. See the list under Other Securities and Practices in Part 1 of this SAI to determine which of the sections below are applicable.

Money Market Instruments

         The Fund may invest up to 100% of its assets in high quality money market instruments, such as notes, certificates of deposit, commercial paper, banker's acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy. Evergreen Equity Income Fund may also invest in debt securities and high grade preferred stocks for defensive purposes when its investment advisor determines a temporary defensive strategy is warranted.

U.S. Government Securities

         The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

         These securities are backed by (1) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (2) the credit of the agency or instrumentality issuing the obligations.

         Some government agencies and instrumentalities may not receive financial support from the U.S. Government. Examples of such agencies are:

          (i) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

          (ii) Farmers Home Administration;

         (iii) Federal Home Loan Banks;

          (iv) Federal Home Loan Mortgage Corporation;

          (v) Federal National Mortgage Association; and Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association ("GNMA").
The Fund may invest in securities issued by the GNMA, a corporation wholly-owned by the U.S. Government. GNMA securities or "certificates" represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed.

         Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

         The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

         Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, prepayments are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not likely to rise as much as the value of a comparable debt security would in response to same decline. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

         The Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

         Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

         Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund. In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

         The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. government securities or other financial institutions believed by the investment advisor to be creditworthy. In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

         The Fund's custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Reverse Repurchase Agreements

         As described herein, the Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

         The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Dollar Roll Transactions

         The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income.

Dollar rolls may be viewed as a borrowing by the Fund, secured by the security which is the subject of the agreement. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Securities Lending

         The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund. These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral. Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies described in the prospectus.

Convertible Securities

         The Fund may invest in convertible securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

         The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Warrants

         The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Swaps, Caps, Floors and Collars

         The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's Ratings Services ("S&P") or Moody's Investors Service, Inc. ("Moody's") or has an equivalent rating from another nationally recognized securities rating organization or is determined to be of equivalent credit quality by the Fund's investment advisor. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Indexed Securities

         The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

         Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

         Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Fund's investment advisor considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Fund holds securities denominated in schillings and the investment advisor believes that the value of schillings will decline against the U.S. dollar, the investment advisor may enter into a contract to sell D-marks and buy dollars.

Options

         An option is a right to buy or sell a security for a specified price within a limited time period. The option buyer pays the option seller (known as the "writer") for the right to buy, which is a "call" option, or the right to sell, which is a "put" option. Unless the option is terminated, the option seller must then buy or sell the security at the agreed-upon price when asked to do so by the option buyer.

         The Fund may buy or sell put and call options on securities it holds or intends to acquire, and may purchase put and call options for the purpose of offsetting previously written put and call options of the same series. The Fund may also buy and sell options on financial futures contracts. The Fund will use options as a hedge against decreases or increases in the value of securities it holds or intends to acquire.

         The Fund may write only covered options. With regard to a call option, this means that the Fund will own, for the life of the option, the securities subject to the call option. The Fund will cover put options by holding, in a segregated account, liquid assets having a value equal to or greater than the price of securities subject to the put option. If the Fund is unable to effect a closing purchase transaction with respect to the covered options it has sold, it will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised, resulting in a potential loss of value to the Fund.

Futures Transactions

         The Fund may enter into financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into futures on securities or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

         The Fund may sell or purchase futures contracts. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines. The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

         The Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

         The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

         Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

         The Fund does not intend to use futures transactions for speculation or leverage. The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund. The Fund will not change these policies without supplementing the information in the prospectus and SAI.

         The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

"Margin" in Futures Transactions. Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value the Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Foreign Securities

         The Fund may invest in foreign securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit. The Fund may also invest in Canadian commercial paper and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Foreign Currency Transactions

         As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

Premium Securities

         The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity. Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

         The Fund may invest a portion of its assets in lower rated bonds. Bonds rated below BBB by S&P or Fitch IBCA, Inc. ("Fitch") or below Baa by Moody's, commonly known as "junk bonds," offer high yields, but also high risk. While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments.
Investors should be aware of the following risks:

         (1) The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

         (2) The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

         (3) The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

         (4) The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely effect (a) the bond's market price, (b) the Fund's ability to sell the bond, and
(c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

         For bond ratings descriptions, see "Corporate and Municipal Bond Ratings" below.

Illiquid and Restricted Securities

         The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

         The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws. Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors. Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above. In determining the liquidity of Rule 144A securities, the Trustees will consider:
(1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and
(4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

         The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, the Fund may not (1) own more than 3% of the outstanding voting stocks of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies. However, the Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund. Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

Short Sales

         A short sale is the sale of a security the Fund has borrowed. The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender. After a short sale is completed, the value of the security sold short may rise. If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

         The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal Bonds

         The Fund may  invest in  municipal  bonds of any  state,  territory  or possession of the United States ("U.S."), including the District of Columbia. The Fund may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Municipal bonds may also may be issued to refinance public debt.

         Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

         The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

         The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by S&P, Moody's and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund. Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

         The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund.

         From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.

U.S. Virgin Islands, Guam and Puerto Rico

         The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named. The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or
(b) 25% of its net assets in the obligations of Puerto Rico. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Master Demand Notes

         The Fund may invest in master demand notes. These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund`s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch.

Brady Bonds

         The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

         U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

         The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

         The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Payment-in-kind Securities

         The Fund may invest in payment-in-kind ("PIK") securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

         PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

         An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

         As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accredit interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

         Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

         Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

         The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

         In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

         For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage-Backed or Asset-Backed Securities

         The Fund may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

         Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

         REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         In addition to mortgage-backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

         Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

Variable or Floating Rate Instruments

         The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Fund. The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

         The Fund may invest in investments related to real estate including real estate investment trusts ("REITs"). Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships

         The Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

         For an organization classified as a partnership under the Internal Revenue Code of 1986, as amended (the "Code"), each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

         A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the Securities and Exchange Commission ("SEC") and are freely exchanged on a securities exchange or in the over-the-counter market.


                        PURCHASE AND REDEMPTION OF SHARES

         You may buy shares of the Fund through Evergreen Distributor, Inc. ("EDI"), broker-dealers that have entered into special agreements with EDI or certain other financial institutions. With certain exceptions, the Fund may offer up to four different classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay an initial sales charge when you buy the Fund's shares, a contingent deferred sales charge (a "CDSC") when you redeem the Fund's shares or no sales charges at all. Each Fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

         With certain exceptions, when you purchase Class A shares you will pay a maximum sales charge of 4.75%. The prospectus contains a complete table of applicable sales charges and a discussion of sales charge reductions or waivers that may apply to purchases. If you purchase Class A shares in the amount of $1 million or more, without an initial sales charge, the Fund will charge a CDSC of 1.00% if you redeem during the month of your purchase or the 12-month period following the month of your purchase (see "Contingent Deferred Sales Charge" below).

         No front-end  sales charges are imposed on Class A shares  purchased by
(a) institutional investors, which may include bank trust departments and registered investment advisors; (b) investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer; (e) shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families; (f) current and retired employees of First Union National Bank ("FUNB") and its affiliates, EDI and any broker-dealer with whom EDI has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees; and (g) upon the initial purchase of an Evergreen Fund by investors reinvesting the proceeds from a redemption within the preceding 30 days of shares of other mutual funds, provided such shares were initially purchased with a front-end sales charge or subject to a CDSC. These provisions are generally intended to provide additional job-related incentives to persons who serve the funds or work for companies associated with the Funds and selected dealers and agents of the Funds. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarily, these provisions extend the privilege of purchasing shares at net asset value to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Funds and the Distributor. In addition, the provisions allow the Funds to be competitive in the mutual fund industry, where similar allowances are common.


Class B Shares

         The Fund offers Class B shares at net asset value without an initial sales charge. With certain exceptions, however, the Fund will charge a CDSC on shares you redeem within 72 months after the month of your purchase, in accordance with the following schedule:

         REDEMPTION TIME                                          CDSC RATE

         Month of purchase and the first 12-month
         period following the month of purchase..................      5.00%
         Second 12-month period following the month of purchase..      4.00%
         Third 12-month period following the month of purchase...      3.00%
         Fourth 12-month period following the month of purchase..      3.00%
         Fifth 12-month period following the month of purchase...      2.00%
         Sixth 12-month period following the month of purchase...      1.00%
         Thereafter..............................................      0.00%

         Class B shares that have been outstanding for seven years after the month of purchase will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to ESC.

Class C Shares

         Class C shares are available only through broker-dealers who have entered into special distribution agreements with EDI. The Fund offers Class C shares at net asset value without an initial sales charge. With certain exceptions, however, the Fund will charge a CDSC of 2.00% on shares you redeem within 24 months after the month of your purchase, in accordance with the following schedule:

      REDEMPTION TIME                                            CDSC RATE

      Month of purchase and the first 12-month
      period following the month of purchase.....................    2.00%
      Second 12-month period following the month of purchase.....    1.00%
      Thereafter.................................................    0.00%

        See "Contingent Deferred Sales Charge" below.

     Class C shares purchased through an omnibus account with Merrill Lynch will be charged a 1.00% CDSC if redeemed within 12 months after the month of purchase. Redemptions made thereafter will not be charged a CDSC.

Class Y Shares

         No CDSC is imposed on the redemption of Class Y shares. Class Y shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned shares in a mutual fund advised by (2) certain institutional investors and (3) investment advisory clients of an investment advisor of an Evergreen Fund or the advisor's affiliates. Class Y shares are offered at net asset value without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.

Institutional Shares, Institutional Service Shares

         Each institutional class of shares is sold without a front-end sales charge or contingent deferred sales charge. Institutional Service shares pay an ongoing service fee. The minimum initial investment in any institutional class of shares is $1 million, which may be waived in certain circumstances. There is no minimum amount required for subsequent purchases.

Contingent Deferred Sales Charge

         The Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1," below). Institutional and Institutional Service shares do not charge a CDSC. If imposed, the Fund deducts the CDSC from the redemption proceeds you would otherwise receive. The CDSC is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares. Upon request for redemption, to keep the CDSC a shareholder must pay as low as possible, the Fund will first seek to redeem shares not subject to the CDSC and/or shares held the longest, in that order. The CDSC on any redemption is, to the extent permitted by the National Association of Securities Dealers, Inc., paid to EDI or its predecessor.


                       SALES CHARGE WAIVERS AND REDUCTIONS

         The following information is not applicable to Institutional and Institutional Service shares.

         If you making a large purchase, there are several ways you can combine multiple purchases of Class A shares in Evergreen Funds and take advantage of lower sales charges. These are described below.

Combined Purchases

         You can reduce your sales charge by combining purchases of Class A shares of multiple Evergreen Funds. For example, if you invested $75,000 in each of two different Evergreen Funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.75%).

Rights of Accumulation

         You can reduce your sales charge by adding the value of Class A shares of Evergreen Funds you already own to the amount of your next Class A investment. For example, if you hold Class A shares valued at $99,999 and purchase an additional $5,000, the sales charge for the $5,000 purchase would be at the next lower sales charge of 3.75%, rather than 4.75%.

         Your account, and therefore your rights of accumulation, can be linked to immediate family members which includes father and mother, brothers and sisters, and sons and daughters. The same rule applies with respect to individual retirement plans. Please note, however, that retirement plans involving employees stand alone and do not pass on rights of accumulation.

Letter of Intent

         You can, by completing the "Letter of Intent" section of the application, purchase Class A shares over a 13-month period and receive the same sales charge as if you had invested all the money at once. All purchases of Class A shares of an Evergreen Fund during the period will qualify as Letter of Intent purchases.

Waiver of Initial Sales Charges

         The Fund may sell its shares at net asset value without an initial sales charge to:

                  1. purchasers of shares in the amount of $1 million or more;

                  2. a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 tax-sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

                  3. institutional investors, which may include bank trust departments and registered investment advisors;

                  4. investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

                  5. clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to a master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased;

                  6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer;

                  7. employees of FUNB, its affiliates, EDI, any broker-dealer with whom EDI has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees;

                  8. certain Directors, Trustees, officers and employees of the Evergreen Funds, EDI or their affiliates and to the immediate families of such persons; or

                  9. a bank or trust company acting as trustee for a single account in the name of such bank or trust company if the initial investment in any of the Evergreen Funds made pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

         With respect to items 8 and 9 above, the Fund will only sell shares to these parties upon the purchasers written assurance that the purchase is for their personal investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund. The Fund will not charge any CDSC on redemptions by such purchasers.

Waiver of CDSCs

         The Fund does not impose a CDSC when the shares you are redeeming represent:

                  1. an increase in the share value above the net cost of such shares;

                  2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

                  3. shares that are in the accounts of a shareholder who has died or become disabled;

                  4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA");

                  5. an automatic withdrawal from the ERISA plan of a shareholder who is at least 59 years old;

                  6. shares in an account that we have closed because the account has an aggregate net asset value of less than $1,000;

                  7. an automatic withdrawal under a Systematic Income Plan of up to 1.0% per month of your initial account balance;

                  8. a withdrawal consisting of loan proceeds to a retirement plan participant;

                  9. a financial hardship withdrawal made by a retirement plan participant;

                  10. a withdrawal consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

                  11. a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).

Exchanges

         Investors may exchange shares of the Fund for shares of the same class of any other Evergreen Fund which offers the same class of shares. Shares of any class of the Evergreen Select Funds may be exchanged for the same class of shares of any other Evergreen Select Fund. See "By Exchange" under "How to Buy Shares" in the prospectus. Before you make an exchange, you should read the prospectus of the Evergreen Fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time.

Automatic Reinvestment

         As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares. However, ESC will automatically reinvest all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins. Uncashed or returned redemption checks will also be handled in the manner described above.


                                PRICING OF SHARES

Calculation of Net Asset Value

         The Fund calculates its net asset value ("NAV") once daily (or twice daily, for Money Market Funds) on Monday through Friday, as described in the prospectus. The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

         Current values for the Fund's portfolio securities are determined as follows:

                  (1) Securities that are traded on an established securities exchange or the over-the-counter National Market System ("NMS") are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

                  (2) Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

                  (3) Short-term investments maturing in more than 60 days, for which market quotations are readily available, are valued at current market value.

                  (4) Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market.

                  (5) Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor's opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

                  (6) Municipal bonds are valued by an independent pricing service at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue.

Foreign securities are generally valued on the basis of valuations provided by a pricing service, approved by the Trust's Board of Trustees, which uses information with respect to transactions in such securities, quotations from broker-dealers, market transactions in comparable securities, and various relationships between securities and yield to maturity in determining value.


                            PERFORMANCE CALCULATIONS

Total Return

         Total return quotations for a class of shares of the Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods.

         The following is the formula used to calculate average annual total return:

                                                 [OBJECT OMITTED]

         P = initial payment of $1,000 T = average annual total return N = number of years
         ERV = ending redeemable value of the initial $1,000

Yield

         Described below are yield calculations the Fund may use. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields based on these calculations do not represent the Fund's yield for any future period.

30-Day Yield

         If the Fund invests primarily in bonds, it may quote its 30-day yield in advertisements or in reports or other communications to shareholders. It is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                         [OBJECT OMITTED] [OBJECT OMITTED]

         Where:
         a = Dividends and interest earned during the period b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum offering price per share on the last day of the period

7-Day Current and Effective Yield

         If the Fund invests primarily in money market instruments, it may quote its 7-day current yield or effective yield in advertisements or in reports or other communications to shareholders.

         The current yield is calculated by determining the net change, excluding capital changes and income other than investment income, in the value of a hypothetical, pre-existing account having a balance of one share at the beginning of the 7-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

         The effective yield is based on a compounding of the current yield, according to the following formula:

                                                 [OBJECT OMITTED]


Tax Equivalent Yield

         If the Fund invests primarily in municipal bonds, it may quote in advertisements or in reports or other communications to shareholders a tax equivalent yield, which is what an investor would generally need to earn from a fully taxable investment in order to realize, after income taxes, a benefit equal to the tax free yield provided by the Fund. Tax equivalent yield is calculated using the following formula:

                                                 [OBJECT OMITTED]

         The quotient is then added to that portion, if any, of the Fund's yield that is not tax exempt. Depending on the Fund's objective, the income tax rate used in the formula above may be federal or a combination of federal and state.


                              PRINCIPAL UNDERWRITER

         EDI is the principal underwriter for the Trust and with respect to each class of shares of the Fund. The Trust has entered into a Principal Underwriting Agreement ("Underwriting Agreement") with EDI with respect to each class of the Fund. EDI is a subsidiary of The BISYS Group, Inc.

         EDI, as agent, has agreed to use its best efforts to find purchasers for the shares. EDI may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that EDI will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

         All subscriptions and sales of shares by EDI are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

         EDI has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. EDI has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EDI or any other person for whose acts EDI is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

         The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the "Independent Trustees"), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         From time to time, if, in EDI's judgment, it could benefit the sales of shares, EDI may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and data files.


                     DISTRIBUTION EXPENSES UNDER RULE 12b-1

         The Fund bears some of the costs of selling its Class A, Class B, Class C and Institutional Service shares, as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act. These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund's expense table in the prospectus.

         Under the Distribution Plans (each a "Plan," together, the "Plans") that the Fund has adopted for its Class A, Class B, Class C and Institutional Service shares, as applicable, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as follows:

                        ------------------------------- ---------------

                                   Class A                  0.75%*
                        ------------------------------- ---------------
                        ------------------------------- ---------------

                                   Class B                  1.00%
                        ------------------------------- ---------------
                        ------------------------------- ---------------

                                   Class C                  1.00%
                        ------------------------------- ---------------
                        ------------------------------- ---------------

                            Institutional Service           0.75%*
                        ------------------------------- ---------------

                  * Currently limited to 0.25% or less to be used exclusively as a shareholder service fee. See the expense table in the prospectus of the Fund in which you are interested.

         Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund's investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts. The Fund may not, during any fiscal period, pay distribution or service fees greater than the amounts above.

         Amounts paid under the Plans are used to compensate EDI pursuant to Distribution Agreements (each an "Agreement," together, the "Agreements") that the Fund has entered into with respect to its Class A, Class B, Class C and Institutional Service shares, as applicable. The compensation is based on a maximum annual percentage of the average daily net assets attributable to a class, as follows:

                                  ----------------------------- -------------
                                  Class A                       0.25%*
                                  ----------------------------- -------------
                                  ----------------------------- -------------
                                  Class B                       1.00%
                                  ----------------------------- -------------
                                  ----------------------------- -------------
                                  Class C                       1.00%
                                  ----------------------------- -------------
                                  ----------------------------- -------------
                                  Institutional Service         0.25%*
                                  ----------------------------- -------------

                  *May be lower. See the expense table in the prospectus of the
                    Fund in which you are interested.

         The Agreements provide that EDI will use the distribution fees received from the Fund for the following purposes:

         (1) to compensate broker-dealers or other persons for distributing Fund shares;

         (2) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders; and

         (3)      to otherwise promote the sale of Fund shares.

         The Agreements also provide that EDI may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares. EDI may assign its rights to receive compensation under the Plans to secure such financings. FUNB or its affiliates may finance payments made by EDI to compensate broker-dealers or other persons for distributing shares of the Fund.

         In the event the Fund acquires the assets of another mutual fund, compensation paid to EDI under the Agreements may be paid by the Fund's Distributor to the acquired fund's distributor or its predecessor.

         Since EDI's compensation under the Agreements is not directly tied to the expenses incurred by EDI, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EDI. Distribution expenses incurred by EDI in one fiscal year that exceed the compensation paid to EDI for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

         Distribution fees are accrued daily and paid at least annually on Class B and Class C shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while at the same time permitting EDI to compensate broker-dealers in connection with the sale of such shares.

         Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, and Institutional Service shares and are charged as class expenses, as accrued.

         Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

         The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EDI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Each Plan and the Agreement will continue in effect for successive 12-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C and Institutional Service shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C and Institutional Service shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C and Institutional Service shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C and Institutional Service shares.

         In the event that the Plan or Distribution Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EDI with respect to that class or classes, and (ii) the Fund would not be obligated to pay EDI for any amounts expended under the Distribution Agreement not previously recovered by the EDI from distribution services fees in respect of shares of such class or classes through deferred sales charges.

         All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected. Any Plan or Distribution Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EDI. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EDI. Any Distribution Agreement will terminate automatically in the event of its assignment. For more information about 12b-1 fees, see "Expenses" in the prospectus and "12b-1 Fees" under "Expenses" in Part 1 of this SAI.


                                 TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

         The Fund intends to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under Subchapter M of the Code, as amended. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

         Unless the Fund is a municipal bond fund, distributions will be taxable to shareholders whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

         To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short-term capital gains, if any). The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income. Unless the Fund is a municipal bond fund or U.S. Treasury or U.S. Government money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations. The Fund will inform shareholders of the amounts that so qualify. If the Fund is a municipal bond fund or U.S. Treasury or U.S. Government money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations.

         From time to time, the Fund will distribute the excess of its net long-term capital gains over its short-term capital loss to shareholders (i.e., capital gain dividends). For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long-term capital gains. Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares.

         Distributions by the Fund reduce its NAV. A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital. In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital. Nevertheless, the shareholder may incur taxes on the distribution. Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

         If more than 50% of the value of the Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments. The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

Special Tax Information for Shareholders of Municipal Bond Funds

         The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income. In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax-exempt obligations at the close of each quarter. An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

         Any shareholder of the Fund who may be a "substantial user" (as defined by the Code, as amended.) of a facility financed with an issue of tax-exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

         Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax-exempt, will be treated as a tax preference item for alternative minimum tax purposes. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

         Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends. Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long-term capital gains received by the shareholder.

Taxes on The Sale or Exchange of Fund Shares

         Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 20% for an individual. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares. The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares. Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

         Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a 31% federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

         The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.


                                    BROKERAGE

Brokerage Commissions

         If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

         If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

Selection of Brokers

         When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund. When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker's:

         1.       ability to provide the best net financial result to the Fund;
         2.       efficiency in handling trades;
         3.       ability to trade large blocks of securities;
         4.       readiness to handle difficult trades;
         5.       financial strength and stability; and
         6. provision of "research services," defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

         The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above. Pursuant to Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided. Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund. It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

         When selecting a broker for portfolio trades, the investment advisor may also consider the amount of Fund shares a broker has sold, subject to the other requirements described above.

         If the Fund is advised by Evergreen Asset Management Company ("EAMC"), Lieber & Company, an affiliate of EAMC and a member of the New York and American Stock Exchanges, will, to the extent practicable, effect substantially all of the portfolio transactions effected on those exchanges for the Fund.

Simultaneous Transactions

         The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.


                                  ORGANIZATION

         The foregoing is qualified in its entirety by reference to the Trust's Declaration of Trust.

Description of Shares

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

Voting Rights

         Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of "NAV"applicable to such share. Shares generally vote together as one class on all matters. Classes of shares of the Fund have equal voting rights. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

         After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

         The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Banking Laws

         The Glass-Steagall Act and other banking laws and regulations presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered, open-end investment companies such as the Trust. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment advisor, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of its customer. FUNB and its affiliates are subject to, and in compliance with, the aforementioned laws and regulations.

         Changes to applicable laws and regulations or future judicial or administrative decisions could result in FUNB and its affiliates being prevented from continuing to perform the services required under the investment advisory contract or from acting as agent in connection with the purchase of shares of the Fund by its customers. If FUNB and its affiliates were prevented from continuing to provide for services called for under the investment advisory agreement, it is expected that the Trustees would identify, and call upon the Fund's shareholders to approve a new investment advisor. If this were to occur, it is not anticipated that the shareholders of the Fund would suffer any adverse financial consequences.


                          INVESTMENT ADVISORY AGREEMENT

         On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund's investment advisor (the "Advisory Agreement"). Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund (unless the Fund is Evergreen Masters Fund) investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

         If the Fund is Evergreen Masters Fund, the Advisory Agreement is similar to the above except that the investment advisor selects sub-advisors (hereinafter referred to as "Managers") for the Fund and monitors each Manager's investment program and results. The investment advisor has primary responsibility under the multi-manager strategy to oversee the Managers, including making recommendations to the Trust regarding the hiring, termination and replacement of Managers.

          The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see "Expenses" in Part 1 of this SAI.

         The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

Managers (Evergreen Masters Fund only)

         Evergreen Masters Fund's investment program is based upon the investment advisor's multi-manager concept. The investment advisor allocates the Fund's portfolio assets on an equal basis among a number of investment management organizations - currently four in number - each of which employs a different investment style, and periodically rebalances the Fund's portfolio among the Managers so as to maintain an approximate equal allocation of the portfolio among them throughout all market cycles. Each Manager provides these services under a Portfolio Management Agreement. Each Manager has discretion, subject to oversight by the Trustees and the investment advisor, to purchase and sell portfolio assets consistent with the Fund's investment objectives, policies and restrictions and specific investment strategies developed by the investment advisor. The Fund's current Managers are EAMC, MFS Institutional Advisors, Inc., OppenheimerFunds, Inc. and Putnam Investment Management, Inc.

         The Trust and FUNB have received an order from the SEC that permits the investment advisor to employ a "manager of managers" strategy in connection with its management of the Fund. The exemptive order permits the investment advisor, subject to certain conditions, and without shareholder approval, to: (a) select new Managers who are unaffiliated with the investment advisor with the approval of the Trust's Board of Trustees; (b) change the material terms of the Portfolio Management Agreements with the Managers; and (c) continue the employment of a Manager after an event which would otherwise cause the automatic termination of a Portfolio Management Agreement. Shareholders would be notified of any Manager changes. Shareholders have the right to terminate arrangements with a Manager by vote of a majority of the outstanding shares of the Fund. The order also permits the Fund to disclose the Managers' fees only in the aggregate.

Transactions Among Advisory Affiliates

         The Trust has adopted procedures pursuant to Rule 17a-7 of the 1940 Act ("Rule 17a-7 Procedures"). The Rule 17a-7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of First Union Corporation is an investment advisor. The Rule 17a-7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of First Union Corporation is an investment advisor. The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.


                             MANAGEMENT OF THE TRUST

         The Trust is supervised by a Board of Trustees that is responsible for representing the interest of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services. See "Expenses-Trustee Compensation" in Part 1 of this SAI.

         The Trust has an Executive Committee which consists of the Chairman of the Board, Michael S. Scofield, and K. Dun Gifford and Russell Salton, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings and acts on routine matters between scheduled Board meetings.

         Set forth below are the Trustees and officers of the Trust and their principal occupations and affiliations over the last five years. Unless otherwise indicated, the address for each Trustee and officer is 200 Berkeley Street, Boston, Massachusetts 02116. Each Trustee is also a Trustee of each of the other Trusts in the Evergreen Fund complex.

Name                                 Position with Trust         Principal Occupations for Last Five Years
Laurence B. Ashkin                   Trustee                     Real estate developer and construction consultant; and
(DOB: 2/2/28)                                                    President of Centrum Equities (real estate development) and
                                                                 Centrum Properties, Inc.(real estate development).

Charles A. Austin III                Trustee                     Investment Counselor to Appleton Partners, Inc.(investment
(DOB: 10/23/34)                                                  advice); former Director, Executive Vice President and
                                                                 Treasurer, State Street Research & Management Company
                                                                 (investment advice); Director, The Andover Companies
                                                                 (insurance); and Trustee, Arthritis Foundation of New
                                                                 England.

Arnold H. Dreyfuss                   Trustee                     Chairman, Eskimo Pie Corporation; Trustee, Mentor Funds,
(DOB: 9/2/28)                                                    Mentor Variable Investment Portfolios, Mentor Institutional
                                                                 Trust, and Cash Resource Trust; Director, America's
                                                                 Utility Fund, Inc.; Formerly, Chairman and Chief
                                                                 Executive Officer, Hamilton Beach/Proctor-Silex, Inc.

K. Dun Gifford                       Trustee                     Trustee, Treasurer and Chairman of the Finance Committee,
(DOB: 10/12/38)                                                  Cambridge College; Chairman Emeritus and Director, American
                                                                 Institute of Food and Wine; Chairman and President,
                                                                 Oldways Preservation and Exchange Trust (education);
                                                                 former Chairman of the Board, Director, and Executive
                                                                 Vice President, The London Harness Company (leather
                                                                 goods purveyor); former Managing Partner, Roscommon
                                                                 Capital Corp.; former Chief Executive Officer, Gifford
                                                                 Gifts of Fine Foods; former Chairman, Gifford, Drescher
                                                                 & Associates (environmental consulting).


Leroy Keith, Jr.                     Trustee                     Chairman of the Board and Chief Executive Officer, Carson
(DOB: 2/14/39)                                                   Products Company (manufacturing); Director of Phoenix Total
                                                                 Return Fund and Equifax, Inc. (worldwide information
                                                                 management); Trustee of Phoenix Series Fund, Phoenix
                                                                 Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund;
                                                                 and former President, Morehouse College.

Gerald M. McDonnell                  Trustee                     Sales and Marketing Management with Nucor-Yamoto, Inc.
(DOB: 7/14/39)                                                   (steel producer).

Thomas L. McVerry                    Trustee                     Former Vice President and Director of Rexham Corporation
(DOB: 8/2/39)                                                    (manufacturing); and Director of Carolina Cooperative
                                                                 Credit Union.

Louis W. Moelchert, Jr. (DOB:        Trustee                     President, Private Advisors, LLC; Vice President for
12/20/41)                                                        Investments, University of Richmond; Director, America's
                                                                 Utility Fund, Inc.; Trustee, The Common Fund, Mentor
                                                                 Variable Investment Portfolios, Mentor Funds, Mentor In
                                                                 stitutional Trust, and Cash Resource Trust.

William Walt Pettit                  Trustee                     Partner in the law firm of William Walt Pettit, P.A.
(DOB: 8/26/55)

David M. Richardson                  Trustee                     President, Richardson & Runden & Company (executive search
(DOB: 9/14/41)                                                   and advisory services); former Vice Chairman, DHR
                                                                 International, Inc. (executive recruitment); former Senior
                                                                 Vice President, Boyden International Inc. (executive
                                                                 recruitment); and Director, Commerce and Industry
                                                                 Association of New Jersey, 411 International, Inc.
                                                                 (communications), and J&M Cumming Paper Co.

Russell A. Salton, III MD            Trustee                     Medical Director, U.S. Health Care/Aetna Health Services;
(DOB: 6/2/47)                                                    former Managed Health Care Consultant; and former
                                                                 President, Primary Physician Care.

Michael S. Scofield                   Chairman of the Board      Attorney, Law Offices of Michael S. Scofield.
(DOB: 2/20/43)                       of Trustees

Richard J. Shima                     Trustee                     Independent Consultant; former Chairman, Environmental
(DOB: 8/11/39)                                                   Warranty, Inc. (insurance agency); former Executive
                                                                 Consultant, Drake Beam Morin, Inc. (executive
                                                                 outplacement); Director of CTG Resources, Inc. (natural
                                                                 gas), Hartford Hospital, Old State House Association, and
                                                                 Enhance Financial Services, Inc.; former Director Middlesex
                                                                 Mutual Assurance Company; former Chairman, Board of
                                                                 Trustees, Hartford Graduate Center; Trustee, Greater
                                                                 Hartford YMCA.

Richard K. Wagoner, CFA              Trustee                     Former Chief Investment Officer, Executive Vice President
(DOB: 12/12/37)                                                  and Head of Capital Management Group, First Union
                                                                 Corporation; former consultant to the Board of Trustees
                                                                 of the Evergreen Funds; former member, New York Stock
                                                                 Exchange; member, North Carolina Securities Traders
                                                                 Association; member, Financial Analysts Society.

Anthony J. Fischer*                  President and               Vice President/Client Services, BISYS Fund Services.
(DOB: 2/10/59)                       Treasurer

Nimish S. Bhatt**                    Vice President and          Vice President, Tax, BISYS Fund Services; former Assistant
(DOB: 6/6/63)                        Assistant Treasurer         Vice President, EAMC/First Union National Bank; former
                                                                 Senior Tax Consulting/Acting Manager, Investment Companies
                                                                 Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft**                         Vice President              Team Leader, Fund Administration, BISYS Fund Services.
(DOB: 1/23/65)
                                                                 Senior Vice President and Assistant General Counsel, First
Michael H. Koonce                    Secretary                   Union Corporation; former Senior Vice President and General
(DOB: 4/20/60)                                                   Counsel, Colonial Management Associates, Inc.

*      Address: BISYS Fund Services, 90 Park Avenue, New York, New York 10016
**     Address: BISYS, 3435 Stelzer Road, Columbus, Ohio 43219-8001



                      CORPORATE AND MUNICIPAL BOND RATINGS

         The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer's ability to pay interest and/or principal when due. Ratings reflect an issuer's overall financial strength and whether it can meet its financial commitments under various economic conditions.

         If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

         The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody's. The Fund may also rely on ratings provided by Fitch. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The "Credit Quality" terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.


                                       COMPARISON OF LONG-TERM BOND RATINGS

     ----------------- ---------------- --------------- =================================================
     MOODY'S           S&P              FITCH           Credit Quality
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

     Aaa               AAA              AAA             Excellent Quality (lowest risk)
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

     Aa                AA               AA              Almost Excellent Quality (very low risk)
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

     A                 A                A               Good Quality (low risk)
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

     Baa               BBB              BBB             Satisfactory Quality (some risk)
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

     Ba                BB               BB              Questionable Quality (definite risk)
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

     B                 B                B               Low Quality (high risk)
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

     Caa/Ca/C          CCC/CC/C         CCC/CC/C        In or Near Default
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

                       D                DDD/DD/D        In Default
     ----------------- ---------------- --------------- =================================================


                                 CORPORATE BONDS

                                LONG-TERM RATINGS

Moody's Corporate Long-Term Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

-        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

- Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.



Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, DD indicates expected recovery of 50%-90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.

                          CORPORATE SHORT-TERM RATINGS

Moody's Corporate Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.


S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

-        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

- Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Default. Denotes actual or imminent payment default.



                                 MUNICIPAL BONDS

                                LONG-TERM RATINGS

Moody's Municipal Long-Term Bond Ratings

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.


CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. DD designates lower recovery potential and D the lowest.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.


                          SHORT-TERM MUNICIPAL RATINGS

Moody's Municipal Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidence by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's Municipal Short-Term Loan Ratings

MIG 1 This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 This designation denotes favorable quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG This designation denotes speculative quality. Debt instruments in this category may lack margins of protection.


S&P Commercial Paper Ratings

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2   Satisfactory   capacity  to  pay  principal   and  interest,   with  some
vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.


Fitch Municipal Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Default. Denotes actual or imminent payment default.



                             ADDITIONAL INFORMATION

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EDI, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

                                                                   June 30, 1999


                                                                Evergreen Select

                                                             Equity Growth Funds

                                                                   Annual Report

                                          [LOGO OF EVERGREEN FUNDS APPEARS HERE]

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                               Table of Contents
 -------------------------------------------------------------------------------

Letter to Shareholders ................................1

Evergreen Select Balanced Fund
   Fund at a Glance ...................................2
   Portfolio Manager Commentary........................3

Evergreen Select Core Equity Fund
   Fund at a Glance ...................................5
   Portfolio Manager Commentary........................6

Evergreen Select Diversified Value Fund
   Fund at a Glance ...................................8
   Portfolio Manager Commentary........................9

Evergreen Select Large Cap Blend Fund
   Fund at a Glance ..................................11
   Portfolio Manager Commentary.......................12

Evergreen Select Small Cap Growth Fund
   Fund at a Glance ..................................14
   Portfolio Manager Commentary.......................15

Evergreen Select Small Company Value Fund
   Fund at a Glance ..................................18
   Portfolio Manager Commentary.......................19

Evergreen Select Social Principles Fund
   Fund at a Glance ..................................23
   Portfolio Manager Commentary.......................24

Evergreen Select Special Equity Fund
   Fund at a Glance ..................................26
   Portfolio Manager Commentary.......................27

Evergreen Select Strategic Growth Fund
   Fund at a Glance ..................................30
   Portfolio Manager Commentary.......................31

Evergreen Select Strategic Value Fund
   Fund at a Glance ..................................33
   Portfolio Manager Commentary.......................34

Financial Highlights
   Evergreen Select Balanced Fund.....................37
   Evergreen Select Core Equity Fund..................38
   Evergreen Select Diversified Value Fund............39
   Evergreen Select Large Cap Blend Fund..............40
   Evergreen Select Small Cap Growth Fund.............41
   Evergreen Select Small Company Value Fund..........42
   Evergreen Select Social Principles Fund............43
   Evergreen Select Special Equity Fund...............44
   Evergreen Select Strategic Growth Fund.............46
   Evergreen Select Strategic Value Fund..............47

Schedule of Investments
   Evergreen Select Balanced Fund.....................48
   Evergreen Select Core Equity Fund..................51
   Evergreen Select Diversified Value Fund............54
   Evergreen Select Large Cap Blend Fund..............56
   Evergreen Select Small Cap Growth Fund.............58
   Evergreen Select Small Company Value Fund..........60
   Evergreen Select Social Principles Fund............62
   Evergreen Select Special Equity Fund...............64
   Evergreen Select Strategic Growth Fund.............66
   Evergreen Select Strategic Value Fund..............68

Statements of Assets and Liabilities..................70

Statements of Operations .............................72

Statements of Changes in Net Assets...................74

Combined Notes to Financial Statements ...............79

Independent Auditors' Report..........................92

Other Information.....................................93

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                                Evergreen Funds
 -------------------------------------------------------------------------------

Evergreen Funds is one of the nation's fastest growing investment companies with over $70 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This semiannual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:   ARE NOT FDIC INSURED  May lose value . Are not bank guaranteed

                          Evergreen Distributor, Inc.
     Evergreen(SM) is a Service Mark of Evergreen Investment Services, Inc.

                            Letter to Shareholders
                            ----------------------
                                  August 1999

[PHOTO OF WILLIAM M. ENNIS APPEARS HERE]

[PHOTO OF DAVID C. FRANCIS, CFA APPEARS HERE]

Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Select Equity Funds annual report, which covers the twelve-month period ended June 30, 1999.

Continued Strength in the Domestic Economy

After stock markets around the world, including the United States, declined dramatically last summer and into the early fall, the Federal Reserve's actions to lower interest rates in late 1998 helped restore investor confidence. The U.S. stock market rallied strongly during the final quarter of 1998 and into the first half of 1999.

Throughout the period, the strong performance of large capitalization growth stocks continued. Investors who focused on this small group of stocks, particularly technology stocks, fared well. After long periods of lagging performance in many areas of the market, participation broadened during the second quarter of 1999 to include both value stocks and small company stocks. Currently, the stock market is responding positively to the combination of low inflation, low interest rates and low unemployment. The economy appears strong and investor confidence seems high. We remain cautiously optimistic about the stock market.

Year 2000 Preparation/1/

At Evergreen, we continue to prepare ourselves to provide uninterrupted service and communication with all our shareholders throughout the end of 1999 and right through the date change into the year 2000 and beyond. As of the end of August, when this report was finalized, we have completed the testing of internal systems. In March, we successfully participated in industry-wide testing with the Securities Industry Association. We are confident that our efforts will enable our shareholders to receive the same Evergreen products and services we deliver today.

As always, we encourage all shareholders to diversify their mutual fund portfolios and we suggest you consult with your financial advisor for an allocation strategy that helps you meet your investment goals and objectives. Evergreen Funds offers a wide range of funds that includes multiple investment styles to help you find one that is appropriate in your portfolio.

Thank you for your continued investment in Evergreen Funds.

Sincerely,

/s/ William M. Ennis

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.



/s/ David C. Francis

David C. Francis, CFA
Managing Director
Chief Investment Officer
First Capital Group - FUNB



/1/ The information above constitutes Year 2000 readiness disclosure.

                                   EVERGREEN
                             Select Balanced Fund

                     Fund at a Glance as of June 30, 1999

                               PORTFOLIO PROFILE

                                   Philosophy

Evergreen Select Balanced Fund uses a systematic and disciplined investment approach which provides exposure to both the equity and fixed income markets. The basis of this approach is founded in the belief that stocks offer the greatest long-term growth opportunities while bonds provide income and less risk to principal.

                                     Process

The Fund employs a blended approach to equity investing, utilizing companies with both value and growth-oriented characteristics. Within the fixed income component, portfolio performance is enhanced while seeking to control risk by managing duration, sector allocation and security selection.

                                   Benchmarks

Standard & Poors 500 Index (S&P 500) Lehman Brothers Government/Corporate Bond Index (LBGBI).


                            PERFORMANCE AND RETURNS/1/

Portfolio Inception Date: 4/01/91                     Class I       Class IS
Class Inception Date                                 01/22/98       04/09/98
Average Annual Returns
1 year                                                  5.70%          5.43%
3 years                                                14.23%         14.19%
5 years                                                14.57%         14.55%
Since Inception                                        12.35%         12.33%
12-month income dividends per share                    $0.42          $0.39
12-month capital gain distributions per share          $0.14          $0.14


                                LONG TERM GROWTH

                           [LINE GRAPH APPEARS HERE]


               Select Balanced,
Date           Class I                  CPI           S&P 500            LBGBI
 ----          ---------------       --------        --------          ---------
3/31/91        1,000,000             1,000,000        1,000,000        1,000,000
6/30/91        1,007,024             1,007,407          997,713        1,015,100
6/30/92        1,149,999             1,038,519        1,131,538        1,158,900
6/30/93        1,298,090             1,069,622        1,285,744        1,311,300
6/30/94        1,322,763             1,096,296        1,303,834        1,292,100
6/30/95        1,530,289             1,129,630        1,643,758        1,457,000
6/30/96        1,752,429             1,160,319        2,071,132        1,524,900
6/30/97        2,078,503             1,187,407        2,789,795        1,643,000
6/30/98        2,470,904             1,207,407        3,631,237        1,827,400
6/30/99        2,611,572             1,231,111        4,458,061        1,878,100

Comparison of change in value of a $1,000,000 investment in Evergreen select Balanced Fund, Class I, the S&P 500, the Consumer Price Index (CPI) and the LBGBI.

The S&P 500 and LBGBI are unmanaged indices, which do not include transaction costs associated with buying and selling securities nor any management fees.

The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in the index.

/1/Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Class I prior to its inception is based on the performance of the Class Y Shares of Evergreen Balanced Fund II. Historical performance shown for Class IS reflects that of Class Y Shares of Evergreen Balanced Fund II, through 1/22/1998, the inception of Class I Shares. Performance from 1/23/1998 through the inception of Class IS Shares reflects that of Class I Shares. Performance prior to inception of Class IS Shares does not include this class' 0.25% 12b-1 fees. Class I Shares do not pay a 12b-1 fee. If these fees were reflected, returns would have been lower.

                                   EVERGREEN
                             Select Balanced Fund

                          Portfolio Manager Commentary

Portfolio Management Team


Mr. Rich has been an equity portfolio manager with Meridian Investment Company, and has maintained sector analytical responsibilities since he joined Meridian in 1990. Prior to joining Meridian in 1990, Mr. Rich served as a portfolio manager with First Fidelity Bank. Lester Rich has over 17 years of investment experience.

Mr. Williams joined FUNB as a Vice-President and senior portfolio manager in 1993 and became a Senior Vice President in September 1997. Mr. Williams has been a professional in banking and investment management since 1969.

[PHOTO OF LESTER RICH APPEARS HERE]   [PHOTO OF ROLLIN C. WILLIAMS APPEARS HERE]

Performance and Portfolio Structure

For the twelve months ended June 30, 1999 Evergreen Select Balanced Fund, Class I posted a 5.7% total return. This performance compared to the 2.7% total return for the Lehman Brothers Government/Corporate Index and the S&P 500 Index's
22.8% return, for the same period.

During the fiscal year, the composition of the Fund remained relatively stable. The portfolio's equity exposure increased from 54% to just over 55%, while the weighting of fixed income securities fell from 46% to roughly 44%. Our cash position fluctuated around 1% during the period.

                                   Portfolio
                                 Characteristics
                                 ---------------

              Total Net Assets                       $659,137,807
              Number of Issues                                 93
              P/E Ratio                                     36.1x
              Beta                                           1.08

Market Environment

The U.S. economy provided a favorable backdrop for both equity and fixed income investors during much of the fiscal year. Strong economic growth was tempered by benign inflation, propelling the stock market to new highs and pushing the bond market into positive territory during the first six months.

The fiscal year was broken into two markedly different periods regarding interest rate activity: the first three months, during which rates declined sharply, and the final nine months in which rates increased steadily. The yield on the bellwether 30-year Treasury Bond started the period at 5.63% and fell as low as 4.70% before soaring to 5.96% by June 30. Although the stock market shrugged off higher interest rates, the U.S. bond market suffered negative returns during the final six months in light of rising rates.

                            Top 5 Industries--Equity
                            ------------------------
                         (as a percentage of net assets)

              Information Services & Technology              8.4%
              Healthcare Products & Services                 5.5%
              Communication Systems & Services               5.5%
              Finance & Insurance                            5.0%
              Banks                                          4.7%

                                   EVERGREEN
                             Select Balanced Fund

                         Portfolio Manager Commentary

Portfolio Activity

Within the fixed income portion of the Fund, we generally maintained duration in excess of the benchmark during the first half of the fiscal period, a strategy that was beneficial in the opening months as interest rates fell. In early May, we reversed course and shortened duration in response to increasing inflationary pressure and a potential rate hike by the Federal Reserve Board. The portfolio's shortened duration proved beneficial when interest rates soared during the final six weeks of the quarter.

Technology currently represents the portfolio's largest sector weighting. Although some of our technology holdings, America Online and Compaq Computer Corp., specifically, struggled during the past few months, other stocks purchased in this sector during the fiscal year added to the fund's performance. Industry stalwarts Cisco Systems, Microsoft and Intel posted total twelve-month returns of 110%, 66% and 61%, respectively.

Financial companies represent another strong sector weighting. Within this area, we are emphasizing fundamentally strong banks such as BankAmerica, Fleet Financial, BankBoston and Bank One. In fact, the Fund benefited from a merger between two of these holdings, Fleet Financial and BankBoston. The market's realization of the potential of this combined banking franchise coupled with the lower valuation levels helped boost both of these issues to higher levels.


                            Top 10 Equity Holdings*
                            -----------------------
                         (as a percentage of net assets)

              Dayton Hudson Corp.                            2.5%
              Microsoft Corp.                                2.3%
              Cisco Systems, Inc.                            2.3%
              MCI WorldCom, Inc.                             2.2%
              Tyco International Ltd.                        2.0%
              General Electric Co.                           2.0%
              GTE Corp.                                      1.7%
              Waste Management, Inc.                         1.6%
              BankAmerica Corp.                              1.5%
              Citigroup, Inc.                                1.5%

*Portfolio composition subject to change


                              Top 5 Bond Holdings
                              -------------------
                         (as a percentage of net assets)

                                     Coupon     Maturity
                                     -------    --------
              U.S. Treasury Notes     7.75%    2/15/2001     7.4%
              U.S. Treasury Bonds     9.13%    5/15/2018     3.5%
              U.S. Treasury Bonds     8.88%    8/15/2017     3.1%
              U.S. Treasury Bonds     7.88%    2/15/2021     3.0%
              U.S. Treasury Notes     5.88%    7/31/1999     2.7%


Outlook

The significant broadening of the stock market in the last three months has given many investors reason to cheer. Long overlooked cyclical stocks have become favorites as worldwide economies strengthen and the risk of a slowdown, induced by struggling Asian and Latin American economies, passes. Accelerating corporate profit growth is good news for both equity and bond markets that have been fretting over unimpressive earnings growth. Looking ahead, the specter of higher inflation brought on by the surprisingly high April CPI (up 0.7%), as well as rising interest rates, present the greatest challenges to the market outlook.

                                   EVERGREEN
                            Select Core Equity Fund

                     Fund at a Glance as of June 30, 1999

                               PORTFOLIO PROFILE

                                  Philosophy

Evergreen Select Core Equity Fund utilizes a diversified style of equity management which capitalizes on opportunities in both value- and growth-oriented stocks. In serving the investment needs of individual investors, the Fund remains sensitive to tax implications.

                                     Process

The Fund uses a bottom-up stock selection process, focusing on security fundamentals rather than broad economic forecasts. The Fund is managed using a team approach; investment managers locate attractive holdings using a unique blend of quantitative and traditional fundamental analysis skills.

                                    Benchmark

Standard & Poors 500 Index (S&P 500)


/1/Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Class IS from 11/24/97 to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I pays no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/97, the returns for Classes I and IS are based on the Fund's predecessor common trust fund's (CTFs) performance, adjusted for estimated mutual fund expenses. The CTFs were not registered under the 1940 Act and were not subject to certain investment restrictions. If the CTFs had been registered, their performance might have been adversely affected. Performance for the CTF has been adjusted to include the effect of estimated mutual fund class gross expense ratios at the time the CTF was converted to a mutual fund. If fee waivers and expense reimbursements had been calculated into the mutual fund class expense ratio the total returns would be as follows: Class I--3 year = 21.34%, 5 year
= 22.32%, 10 year = 14.98% and since 12/31/81 = 15.78%; Class IS--3 year
= 21.07%, 5 year = 22.05%, 10 year = 14.70% and since 12/31/81 = 15.50%.



                          PERFORMANCE AND RETURNS/1/

Portfolio Inception Date 12/31/81                         Class I    Class IS
Class Inception Date                                      11/24/97   02/04/98
Average Annual Returns                                    --------   --------

1 year                                                     9.82%         9.53%
3 years                                                   21.28%        21.02%
5 years                                                   22.24%        21.97%
10 years                                                  14.88%        14.61%
Since Inception                                           15.68%        15.40%
12-month income dividends per share                      $ 0.69        $ 0.46
12-month capital gain distributions per share            $ 7.83        $ 7.83

                                LONG TERM GROWTH

                           [LINE GRAPH APPEARS HERE]

                      Consumer Price         S&P 500        Select Core
     Date               Index - US          Composite      Equity Class I
     ----             --------------        ---------      --------------
    6/30/89             1,000,000           1,000,000       1,000,000
    6/30/90             1,046,728           1,164,872       1,188,555
    6/30/91             1,095,890           1,251,018       1,239,834
    6/30/92             1,129,734           1,418,818       1,381,085
    6/30/93             1,163,570           1,612,176       1,535,730
    6/30/94             1,192,587           1,634,859       1,466,474
    6/30/95             1,228,848           2,061,084       1,793,707
    6/30/96             1,262,232           2,596,963       2,243,661
    6/30/97             1,291,700           3,498,084       2,931,866
    6/30/98             1,313,457           4,553,155       3,644,544
    6/30/99             1,339,243           5,589,898       4,002,550

Comparison of change in value of a $1,000,000 investment in Evergreen Select Core Equity, Class I, the S&P 500 and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged index, which does not include transaction costs associated with buying and selling securities nor any management fees.

The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in the index.

                                   EVERGREEN
                            Select Core Equity Fund

                         Portfolio Manager Commentary

                           Portfolio Management Team

The Fund is managed by Mark C. Sipe, CFA and Hanspeter Giger, CFA who have over 33 years of combined investment experience. Their disciplined approach assures consistency of results and superior service.

[PHOTO OF MARK C. SIPE APPEARS HERE]    [PHOTO OF HANSPETER GIGER APPEARS HERE]
             Mark C. Sipe                           Hanspeter Giger

Performance

Within this turbulent market environment, for the fiscal year, the Evergreen Select Core Equity Fund, Class I total return of 9.8% lagged the S&P 500's performance of 22.8%. Late in 1998, the Fund began a significant repositioning designed to address and correct the major factor contributing to its performance lag relative to the S&P 500 in prior periods, the relative weighting among stocks held in the Fund.

Like many other diversified funds, the average performance of stocks held in the Evergreen Select Core Equity Fund has often matched or exceeded the performance of the average stock in the S&P 500. However, the Fund's holdings among the largest capitalization stocks had not been in proportion to their size in the S&P 500, i.e., weighted according to their market capitalization. This weighting factor alone--not stock selection, per se--accounted for over half of the Fund's performance deficit relative to the index during the first three months of the period, with the bulk of that occurring prior to the completion of the repositioning at the end of February. In fact, the Fund began tracking the S&P 500 more closely in March, and outperformed the benchmark during the three months ending June 30, with a total return of 7.4% versus 7.0% for the S&P. This was the period in the market, as noted above, in which the breadth of performance across market capitalizations improved as well.

                          Portfolio
                       Characteristics
                       ---------------

  Total Net Assets                     $1,943,722,912
  Number of Issues                                131
  P/E Ratio                                     26.3x
  Beta                                           1.00

Market Environment

Two distinctly different market environments characterized the second half of the Evergreen Select Core Equity Fund's June fiscal year. The initial three months of the period saw an exaggerated extension of the narrow market that dominated in prior quarters. As an example, the S&P 500 was up roughly 5% during that time frame, while the median stock return among the 500 stocks in the index was down roughly 2%. In fact, the total increase in the S&P 500's market capitalization was accounted for by just 15 stocks; an index of the remaining 485 stocks would have been flat during the period.

Throughout much of the latter half of the period, however, the stock market vacillated amidst speculation surrounding the Federal Reserve Board's likely response to signs of potentially higher inflation. Investors related the continuation of domestic economic strength, combined with indications of at least a bottoming in Asia's fortunes, as increasing the likelihood of a more aggressive stance by the Fed. The anticipation of the eventual interest rate increase at quarter end produced a

                                   EVERGREEN
                            Select Core Equity Fund

                         Portfolio Manager Commentary

notable rotation among market leadership. The narrowly concentrated market of January through March was challenged by the recovery among smaller stocks as well as value-oriented industries, such as metals, chemicals, energy, and utilities. Further illustrating this shift, the average stock price performance of the bottom 150 stocks in the S&P 500 in terms of market capitalization (up 19.6%) more than doubled the average performance of the largest 150 stocks (up 8.8%) from the beginning of April until the end of June.


                                Top 5 Industries
                                ----------------
                         (as a percentage of net assets)

  Information Services & Technology                                     18.6%
  Healthcare Products & Services                                        13.9%
  Finance & Insurance                                                    8.8%
  Retailing & Wholesale                                                  7.2%
  Food and Beverage Products                                             7.0%

Portfolio Activity

Beyond the structural changes in the portfolio, the most notable shifts in the Fund's investments related to selected sector weightings. In this vein, sector over-weights were reaffirmed in technology and health care, due to the long-term secular growth opportunities that those areas continue to offer. On the other hand, reductions were made in energy and basic materials sector exposures.

Sector performance during the fiscal year was far and away led by technology and telecommunications. Technology stocks in the Fund such as Applied Materials, Altera, and Adaptec joined strong performances by Nokia Corp. and market stalwarts such as Oracle Corp., International Business Machines, Cisco Systems, Microsoft, Dell, and Intel. In the telecom sector, the standout performer was MCI Worldcom. Lagging sectors during the period included consumer staples, basic materials, and electric utilities. Of the poor-performing market segments, basic materials began to see signs of life late in the period as earnings expectations bottomed coincidentally with the perceived stabilization of Asian economies. As a result, basic materials stocks, following a dismal performance in 1998, are among the top performers so far in 1999.

                                Top 10 Holdings*
                                ----------------
                         (as a percentage of net assets)

  General Electric Co.                                                5.8%
  Microsoft Corp.                                                     5.1%
  International Business Machines Corp.                               3.7%
  Coca Cola Co.                                                       2.6%
  Cisco Systems, Inc.                                                 2.2%
  Intel Corp.                                                         2.2%
  Bristol-Myers Squibb Co.                                            2.2%
  BankAmerica Corp.                                                   2.0%
  MCI WorldCom, Inc.                                                  1.9%
  Philip Morris Companies, Inc.                                       1.6%

*Portfolio composition subject to change
 ---------------------------------------

Outlook

In all, the period closed with the S&P 500 as well as the NASDAQ Index, standing at record highs. From an outlook standpoint, although the complexion of the market has changed in the last several months, the generally positive backdrop of domestic economic growth, low inflation, and low interest rates remains in place. Going forward, the Fund will continue to invest in what we believe are quality companies that meet the requirements of our investment research process. More specifically, we will continue to pursue investments in stocks offering the most attractive combination of good long-term earnings growth prospects and price, focusing on predominantly large cap as well as selective mid cap securities.

                                   EVERGREEN
                         Select Diversified Value Fund

                     Fund at a Glance as of June 30, 1999

                               Portfolio Profile

                                   Philosophy

Evergreen Select Diversified Value Fund is a fund with an emphasis on traditional value, utilizing fundamental analysis to determine if a stock is selling at a reasonable valuation level. The Fund seeks to capture the best opportunities in a value universe by emphasizing securities with perceived intrinsic value above current market levels due to temporary or anticipated problems.

                                     Process

Primarily, the Fund invests in undervalued companies using a "bottom-up" approach that concentrates on analyzing security fundamentals rather than broad economic forecasts. The Diversified Value team strives to produce a portfolio that best controls risk and balances a risk/reward relationship.

                                    Benchmark

Standard & Poors 500 Index (S&P 500)

                            Performance and Returns/1/


Portfolio Inception Date 01/03/91                   Class I        Class IS
Class Inception Date                               01/22/98        03/31/98
Average Annual Returns
1 year                                               9.08%           8.77%
3 years                                             19.12%          18.50%
5 years                                             19.51%          19.14%
Since Inception                                     16.55%          16.33%
12-month income dividends per share                 $0.20            $0.14
12-month capital gain distributions per share       $0.65            $0.65

                                Long Term Growth

                           [LINE GRAPH APPEARS HERE]



                 Select Diversified
Date             Value,Class I                 CPI             S&P 500
 ---             ------------------            ----           ---------
12/31/90         1,000,000                   1,000,000        1,000,000
 6/30/91         1,164,762                   1,016,500        1,142,600
 6/30/92         1,292,453                   1,047,800        1,295,900
 6/30/93         1,448,141                   1,079,200        1,472,500
 6/30/94         1,504,393                   1,106,100        1,493,200
 6/30/95         1,832,207                   1,139,800        1,882,500
 6/30/96         2,170,015                   1,170,700        2,372,000
 6/30/97         2,769,937                   1,198,100        3,195,100
 6/30/98         3,363,904                   1,218,200        4,158,700
 6/30/99         3,667,912                   1,242,200        5,105,700



Comparison of change in value of a $1,000,000 investment in Evergreen Select Diversified Value Fund, Class I, the S&P 500 and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged index, which does not include transaction costs associated with buying and selling securities nor any management fees.

The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in the index.


/1/Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Class I prior to its inception is based on the performance of the Class Y Shares of Evergreen Value Fund. Historical performance shown for Class IS reflects that of Class Y Shares of Evergreen Value Fund, through 1/22/1998, the inception of Class I Shares. Performance from 1/23/1998 through the inception of Class IS Shares reflects that of Class I Shares. Performance prior to inception of Class IS Shares does not include this class' 0.25% 12b-1 fees. Class I Shares do not pay a 12b-1 fee. If these fees were reflected, returns would have been lower.

                                   EVERGREEN
                         Select Diversified Value Fund

                         Portfolio Manager Commentary

Portfolio Management Team

John E. Gray, CFA, and Eric M. Teal, who have a combined 52 years of investment experience, manage the Evergreen Select Diversified Value Fund. The team employs rigorous fundamental analysis combined with a disciplined quantitative approach to seek superior results and adherence to risk/reward objectives.

[PHOTO OF JACK GRAY APPEARS HERE]              [PHOTO OF ERIC TEAL APPEARS HERE]
          Jack Gray                                      Eric Teal

Performance

For the twelve-month period ended June 30, 1999 Evergreen Select Diversified Value Fund, Class I posted a net return of 9.0% versus 22.8% for the S&P 500. The majority of the Fund's underperformance occurred during the third quarter market correction, when the Fund declined 16.3% versus the 10.3% decline for the S&P 500.

                           Portfolio
                        Characteristics
                        ---------------

  Total Net Assets                       $607,738,783
  Number of Issues                                 98
  P/E Ratio                                     25.1x
  Beta                                           1.07

Market Environment

It was nearly impossible for large-cap active investment strategies to outperform the S&P 500 during the past twelve months. In 1998, only 28% of the stocks in the S&P 500 outperformed the average, and the first quarter of 1999 was more of the same. This reflects the narrow leadership in the equity markets. High-P/E growth stocks have led the market, and if managers underweighted the "nifty-fifty"--the very largest, mega-cap stocks--then performance suffered.

Portfolio Activity

Among our best performers during the year were several in the technology sector:
Sun Microsystems up over 150%, IBM up 127%, Cisco Systems up 109%, and Tellabs up 88%. Tyco International, a conglomerate and one of the Fund's largest holdings, gained over 51%. Poor performance came in the oil service and healthcare sectors. Oil drillers, R&B Falcon and Diamond Offshore declined 60% and 30%, respectively, in line with plummeting crude oil prices in 1998. Medical providers and HMO stocks also continued to be out of favor with investors. Consequently, Lincare, Healthsouth, and Tenet Healthcare all declined approximately 40%.

                                   EVERGREEN
                         Select Diversified Value Fund

                         Portfolio Manager Commentary

                                Top 10 Holdings*
                                ----------------
                         (as a percentage of net assets)

  Tyco International Ltd.                        3.7%
  Microsoft Corp.                                3.3%
  Motorola, Inc.                                 3.1%
  Nokia Corp.                                    2.4%
  PNC Bank Corp.                                 2.4%
  Reliant Energy, Inc.                           2.3%
  General Electric Co.                           2.2%
  Time Warner, Inc.                              2.1%
  Wal-Mart Stores, Inc.                          1.9%
  American International Group, Inc.             1.9%

*Portfolio composition subject to change
 ---------------------------------------

Although the Fund's absolute performance was below the overall market, relative results have significantly improved in 1999. During the first six months of 1999 the Fund has returned 9.2% versus 12.4% for the S&P 500, and during the past three months the Fund is up 6.0% versus 7.0% for the S&P 500.

This improvement has kept the Fund within striking distance of the benchmark for 1999. We believe several market indicators should work to our advantage in the near future. Most importantly, there has been an overall broadening out of the market, suggesting that market leadership may not be confined to a select group of high multiple growth stocks. This should favor active management strategies and portfolios that are properly diversified with winning stocks.

                                Top 5 Industries
                                ----------------
                        (as a percentage of net assets)

  Finance & Insurance                           11.8%
  Information Services & Technology             11.0%
  Healthcare Products & Services                 9.3%
  Oil/Energy                                     6.9%
  Retailing & Wholesale                          6.8%


Outlook


During the fiscal year the majority of stocks underperformed the broad market averages and, as a result, the majority of active managers underperformed their benchmarks. The recent overall broadening out of the market may work in favor of active management and the Evergreen Select Diversified Value Fund. The emphasis remains on stock selection and risk monitoring rather than on sector or style decisions. Our outlook remains positive.

                                   EVERGREEN
                          Select Large Cap Blend Fund

                     Fund at a Glance as of June 30, 1999

                               PORTFOLIO PROFILE

                                   Philosophy

Evergreen Select Large Cap Blend Fund invests in large and mid-sized U.S. companies, blending those that display both value- and growth-oriented characteristics. This philosophy holds that value and growth stocks tend to be counter-cyclical, outperforming the broad market at different times. Diversification between the two approaches tends to provide less volatile investment results over time.

                                     Process

Research and stock selection focus on companies of sound financial quality which have strong management teams and maintain competitive leadership positions within their respective industries. These companies are identified using a fundamental, bottom-up stock selection process which is research-intensive.

                                    Benchmark

                      Standard & Poors 500 Index (S&P 500)



/1/Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Class IS from 11/24/97 to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I pays no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/97, the returns for Classes I and IS are based on the Fund's predecessor common trust fund's (CTFs) performance, adjusted for estimated mutual fund expenses. The CTFs were not registered under the 1940 Act and were not subject to certain investment restrictions. If the CTFs had been registered, their performance might have been adversely affected. Performance for the CTF has been adjusted to include the effect of estimated mutual fund class gross expense ratios at the time the CTF was converted to a mutual fund. If fee waivers and expense reimbursements had been calculated into the mutual fund class expense ratio the total returns would be as follows:
Class I--3 year = 22.50%, 5 year = 23.68% and since 12/31/93 = 19.87%; Class
IS--3 year = 22.21%, 5 year = 23.38% and since 12/31/93 = 19.58%.

                            PERFORMANCE AND RETURNS/1/

Portfolio Inception Date 12/31/93                  Class I     Class IS
Class Inception Date                               11/24/97    03/12/98
Average Annual Returns
1 year                                               7.12%       6.83%
3 years                                             22.44%      22.15%
5 years                                             23.60%      23.30%
Since Inception                                     19.78%      19.49%
12-month income dividends per share                 $0.40        $0.30
12-month capital gain distribution per share        $5.20        $5.20


                                LONG TERM GROWTH

                           [LINE GRAPH APPEARS HERE]

                                                                Select Large
                                                                  Cap Blend,
       Date                 CPI                S&P 500             Class I
       ----              ----------           ---------         -------------
     12/31/93            1,000,000            1,000,000           1,000,000
      6/30/94            1,015,096              966,128             934,984
      6/30/95            1,045,961            1,218,008           1,228,085
      6/30/96            1,074,376            1,534,688           1,469,331
      6/30/97            1,099,459            2,067,210           1,976,896
      6/30/98            1,117,977            2,690,709           2,517,631
      6/30/99            1,139,926            3,303,378           2,697,141

Comparison of change in value of a $1,000,000 investment in Evergreen Select Large Cap Blend Fund, Class I, the S&P 500 and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged index, which does not include transaction costs associated with buying and selling securities nor any management fees.

The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in the index.

                                   EVERGREEN
                          Select Large Cap Blend Fund

                          Portfolio Manager Commentary

Portfolio Management

Mr. Rich has been an equity portfolio manager with Meridian Investment Company, and has maintained sector analytical responsibilities since he joined Meridian in 1990. Prior to joining Meridian in 1990, Mr. Rich served as a portfolio manager with First Fidelity Bank. Lester Rich has over 17 years of investment experience.

                      [PHOTO OF LESTER RICH APPEARS HERE]
                                  Lester Rich


Performance

Evergreen Select Large Cap Blend Fund, Class I posted a 7.1% total return for the fiscal year ended June 30, 1999. This performance trailed the exceptional performance by the broad stock market, as measured by the S&P 500, which returned 22.8% for the same period.


                                   Portfolio
                                Characteristics
                                ---------------

  Total Net Assets                                          $438,756,964
  Number of Issues                                                    56
  P/E Ratios                                                       35.7x
  Beta                                                              1.06


Market Environment

The U.S. economy provided a strong backdrop for the stock market's persistent climb during the past year. Equity investors shrugged off rising interest rates, as strong economic growth and benign inflation paved the way for another excellent period for stocks.

Though headlines proclaimed new record highs throughout the year, not all investors participated in the extraordinary returns. The very largest growth-oriented companies (technology companies, in particular) led the way, while smaller companies and value-oriented stocks lagged. Within this market environment, active equity managers struggled to beat the returns of the S&P 500.


                                Top 5 Industries
                                ----------------
                         (as a percentage of net assets)

              Information Services & Technology             14.8%
              Healthcare Products & Services                10.0%
              Communication Systems & Services              10.0%
              Finance & Insurance                            9.5%
              Banks                                          8.3%

                                   EVERGREEN
                          Select Large Cap Blend Fund

                         Portfolio Manager Commentary

Portfolio Manager Commentary

Portfolio Activity

Technology currently represents the portfolio's largest sector weighting. Although our technology holdings--America Online and Compaq, specifically--struggled during the past few months, other stocks purchased in this sector during the fiscal period added to the fund's performance. Industry stalwarts (and current Fund holdings) Cisco Systems, Microsoft and Intel posted total twelve-month returns of 110%, 66% and 61%, respectively.

Financial companies represent another strong sector weighting. Within this area, we are emphasizing fundamentally strong banks such as BankAmerica, Fleet Financial, BankBoston and Bank One. In fact, the Fund benefited from a merger between two of these holdings, Fleet Financial and BankBoston. The market's realization of the potential of this combined banking franchise coupled with the lower valuation levels helped boost both of these issues to higher levels.

A modestly underweighted utility position benefited performance, as companies within this sector continue to battle higher interest rates, increasing competition and uncertainty regarding deregulation. Unfortunately, the Fund's only two holdings posted negative returns. Similarly, several of our consumer staples companies lagged the market's strong returns. Share prices of current holdings Coca-Cola, Gillette and Proctor & Gamble all declined during the period.

                               Top 10 Holdings*
                               ---------------
                         (as a percentage of net assets)

              Dayton Hudson Corp.                            4.6%
              Microsoft Corp.                                4.2%
              Cisco Systems, Inc.                            4.2%
              MCI WorldCom, Inc.                             4.1%
              General Electric Co.                           3.8%
              Tyco International Ltd.                        3.5%
              Citigroup, Inc.                                3.1%
              GTE Corp.                                      3.1%
              Waste Management, Inc.                         2.8%
              BankAmerica Corp.                              2.7%

*Portfolio composition subject to change

Outlook

The significant broadening of the market in the last three months has given many investors reason to cheer. Long overlooked cyclical stocks have become favorites as worldwide economies strengthen and the risk of a slowdown, induced by struggling Asian and Latin American economies, passes. Accelerating corporate profit growth is good news for a market that has fretted over unimpressive earnings growth. Looking ahead, the specter of higher inflation brought on by the surprisingly high April CPI (up 0.7%), as well as rising interest rates, present the greatest challenges to the market outlook.

                                   EVERGREEN
                         Select Small Cap Growth Fund

                     Fund at a Glance as of June 30, 1999

                               PORTFOLIO PROFILE

                                   Philosophy

The Fund seeks to provide shareholders with long-term growth of capital by investing in small company stocks. We believe that the risk associated with smaller company stocks can be managed effectively by diversification and careful attention to valuation.

                                     Process

The Fund manager uses a fundamental, bottom-up stock selection process, which is research-intensive. The Fund generally invests in stocks of companies which have market capitalization of $1 billion or less and above average long-term growth rates. Our research process identifies buying opportunities in small company stocks of high-quality companies with a competitive advantage, stocks of which are growth-oriented, and reasonably valued.

                                    Benchmark

                            Russell 2000 Growth Index

                               Russell 2000 Index


                            PERFORMANCE AND RETURNS/1/

Performance Inception Date                                              Class I
Class Inception Date                                                    12/28/95
Average Annual Returns
1 year                                                                    4.22%
3 years                                                                   7.83%
Since Inception                                                          10.96%
12-month income dividends per share                                          0
12-month capital gain distributions per share                         $    0.02


                                LONG TERM GROWTH

                           [LINE GRAPH APPEARS HERE]

          Select Small Cap
 Date         Class I        Russell 2000       CPI       Russell 2000 Growth
 ----     ----------------   ------------       ---       -------------------
12/31/95    1,000,000         1,000,000      1,000,000       1,000,000
 6/30/96    1,148,000         1,103,600      1,021,174       1,119,200
 6/30/97    1,231,868         1,283,800      1,045,015       1,170,800
 6/30/98    1,381,010         1,495,700      1,062,616       1,325,300
 6/30/99    1,439,293         1,518,000      1,083,477       1,435,300

Comparison of change in value of a $1,000,000 investment in Evergreen Select Small Cap Growth Fund, Class I, the Russell 2000 Growth, the Russell 2000 and the Consumer Price Index (CPI).

The Russell 2000 Growth and Russell 2000 are unmanaged indices, which do not include transaction costs associated with buying and selling securities nor any management fees.

The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in the index.

/1/Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

                                   EVERGREEN
                         Select Small Cap Growth Fund

                         Portfolio Manager Commentary

Portfolio Management

Evergreen Select Small Cap Growth Fund is managed by Thomas L. Holman. Mr. Holman is a member of the Small Cap Growth Team at Evergreen Investment Management Company, where he manages the Fund and separately managed other, small cap growth accounts. His research responsibilities are focused on telecommunication service companies. Prior to joining Evergreen in 1997, Mr. Holman was a portfolio manager and securities analyst at Invista Capital Management. He developed quantitative models and had co-management responsibility for several small cap and mid cap portfolios. As an analyst, he was a generalist, covering a wide variety of industries, including technology, telecommunications equipment, media services, basic industry, consumer staples and retail. Mr. Holman received both his B.S. and M.B.A degrees from Iowa State University.

                      [PHOTO OF TOM HOLMAN APPEARS HERE]
                                  Tom Holman


Performance

Evergreen Select Small Company Growth Fund had relatively strong performance, especially during the final three months of the fiscal year as market leadership changed and investors sought out the attractive values in small company growth stocks. For the 12 months ended June 30, 1999, Evergreen Select Small Cap Growth Fund, Class I had a total return of 4.22%, including a 15.68% return during the final three months of the period. The benchmark, the Russell 2000 Growth Index, had a return of 8.30% over the 12 months, and 14.75% over the final three months.

                                    Portfolio
                                 Characteristics
                                 ---------------

              Total Net Assets                        $70,113,537
              Number of Issues                                 62
              P/E Ratios                                    24.0x
              Beta                                           1.24


Market Environment

The full 12-month period consisted of three periods of sharply different conditions. The "Downdraft", from July 20 through October 8, 1998, was a time of global economic concern and political uncertainty. This created a very difficult environment for small company investing as the average small cap stock lost 38% of its value. The "Rebound" began as small caps bottomed on October 8, and lasted through January 20, 1999. During this time, the average small cap stock gained more than 50%. This dramatic rise was driven by the U.S. Federal Reserve Board lowering short-term interest rates three successive times. It is difficult to sustain that type of momentum, however, and the market let off a little steam in early 1999.

The final period, the "Broadening", began toward the end of February 1999, and brought a significant change as the overall market finally broadened beyond the few large cap growth stocks that had led performance over the previous two years. Cyclical stocks and small company stocks began to perform well. For the first time in more than two years, small company growth stocks outperformed large company stocks. The primary factor was the clear sign of the improving economy in Asia. That affected domestic small companies in two ways. First, as the Asian economies picked up, they began to increase their imports of goods from the United States, particularly benefiting the technology sector. Second, Asian companies enjoyed better demand in their own

                                   EVERGREEN
                         Select Small Cap Growth Fund

                          Portfolio Manager Commentary

domestic economies, and so cut back on their exports to the United States, where they had been dumping goods at very low prices and creating a difficult competitive environment for U.S. companies. As a result, a number of sectors in which the Fund had invested did remarkably well, including technology and industrial manufacturing.

Any discussion of the 12-month period must take note of the enormous gains generated by internet stocks. Seven of the top 10 contributors to the Russell 2000 Growth Index over the period were internet-related stocks. The average gain of these seven stocks was 320%. Even more startling is the fact that those seven stocks combined generated a 5.92% return for the entire index. To phrase this another way, those seven stocks account for more than 70% of the index's return. This massive concentration of stellar performance in a small group of stocks is the primary reason for the Fund's underperformance over 12 months. We chose to remain style-consistent, keeping the market cap of the fund below $1 billion by selling securities as their market cap exceeded $2 billion. While this decision seemed prudent at the time, it caused us to sell securities too early and had a negative impact on the Fund's performance. We are considering changes so this type of scenario will not inhibit performance in the future.


                                Top 5 Industries
                                ----------------
                         (as a percentage of net assets)

              Information Services & Technology             27.1%
              Electrical Equipment & Services                9.8%
              Telecommunication Services & Equipment         9.7%
              Education                                      8.2%
              Consumer Products & Services                   6.8%


Portfolio Activity

During the first six months of the period, we had moved away from companies that had significant exposure to Asia. That worked very well; however, with the strength in the Asian markets in 1999, we migrated back to those areas where we found exceptional value. As prospects brightened, we invested in companies such as Lattice, a semi-conductor manufacturer, and Kemet, which makes capacitors for circuit boards. In general, we increased our technology weighting substantially. As of June 30, 1999, 24.8% of net assets were invested in hardware and 10.7% in software and technology services. Those areas together had comprised about 24% of net assets back on December 31, 1998.

We found some outstanding opportunities in technology; Fibre Channel is a new data-storage standard that allows greater quantities of data to be stored faster and further away, enhancing network speed and reliability. Qlogic makes fibre channel adapter cards that hook various devices to the network. During the second quarter of 1999 alone, Qlogic's stock prices rose from $30 to $135. PMC-Sierra, which makes semi-conductor sets that manage telecommunications traffic, was a stock that rose from $32 when we purchased it in September 1998 to $77 by March, when we sold it as it surpassed the $2 billion market capitalization line. Applied Microcircuits, which is in a very similar industry to PMC-Sierra, also did very well, rising from $40 per share in December, when we purchased it, to $80 by the end of the fiscal year.

We also increased our weighting in cyclical and industrial manufacturing companies, which at the end of the fiscal year accounted for about 10% of Fund net assets, compared to a 5.5% weighting in the Russell 2000 Growth Index. Roper Industries, a manufacturer of industrial controls and fluid handling products, was a very strong performer, with its stock price rising 31.9% during the final three months of the period.

                                   EVERGREEN
                         Select Small Cap Growth Fund

                          Portfolio Manager Commentary


One of the key events in which we have tried to take advantage is the federal TEA 21 highway construction and repair program, which is expected to increase federal spending substantially over the next six years. This already has had a dramatic impact on construction-related companies as contractors upgrade their existing equipment. Portfolio companies that have helped performance included Astec Industries, an asphalt paving equipment company ; Manitowac, a crane manufacturer; and CMI Corp, which makes concrete paving equipment.

The Fund also has been overweighted in telecommunications, with a 10% weighting versus 4.3% for the index. Viatel, a company deploying a fiber optic network across Europe, posted a 97% return during the final quarter, helped by both deregulation and industry consolidation. ITC Deltacom, which provides local and long-distance services in the Southeastern United States, and Transaction Network Services, which operates a nationwide credit card processing network, were two other strong contributors.

Finance and healthcare were two areas in which the Fund has been underweighted substantially. We have de-emphasized finance, at 2.3% of net assets versus 12% for the index, principally because we found more attractive opportunities elsewhere. Healthcare, which was just 1.8% of net assets at the end of the fiscal year versus 14% for the index, is beset by uncertainties over funding and payment issues.

                               Top 10 Holdings*
                               ---------------
                        (as a percentage of net assets)

              Strayer Education, Inc.                        2.9%
              Kronos, Inc.                                   2.9%
              Scotts Co., Cl. A                              2.9%
              Applied Micro Circuits Corp.                   2.7%
              Galileo Technology Ltd.                        2.5%
              Transaction Network Services, Inc.             2.4%
              Citadel Communications Corp.                   2.3%
              Investors Financial Services Corp.             2.3%
              Maximus, Inc.                                  2.2%
              Electronics for Imaging, Inc.                  2.2%

*Portfolio composition subject to change


Outlook

We are somewhat cautious about the immediate outlook because the rapid, dramatic increases in a few select industries within technology have taken away some of the valuation advantages enjoyed by small cap growth companies, especially as interest rates have climbed. However, over the longer term we still think that smaller companies in general offer very attractive valuations relative to larger companies and good investment opportunities in an environment of global economic expansion. Our focus remains to invest in market leaders and to carefully manage the risk profile of the Fund, taking profits where significant gains have been obtained and looking for companies which we believe have above-average growth prospects, reasonable valuations and strong managements.


Small capitalization investing typically carries additional risks since small companies generally have a higher risk failure. Although it may offer the potential for greater long term results, it may also result in greater price volatility.

                                   EVERGREEN
                        Select Small Company Value Fund

                      Fund at a Glance as of June 30, 1999

                               PORTFOLIO PROFILE


                                   Philosophy

Evergreen Select Small Company Value Fund seeks capital appreciation by investing in little-known and relatively small companies. This requires a significant commitment to independent research by Evergreen's team of 18 analysts, who have an average 16 years' professional experience. The management team seeks to identify small companies that they believe are favorably priced and have both entrepreneurial managements and catalysts for growth. The investment discipline pays special attention to valuations and diversification by industry and company to reduce the volatility associated with small cap stocks.

                                     Process

The Fund's management team uses an intensive research process to assemble a diversified stock portfolio of small companies that:

  . Are potential merger and acquisition candidates;

  . Have promising new products that can cause a dramatic change in earnings;

  . Are "value-timing" candidates because, while their stock may be temporarily out of favor, they offer the potential of good, long-term appreciation;

  . Can benefit from re-structuring programs of management


                                    Benchmark

                            Russell 2000 Value Index


                            PERFORMANCE AND RETURNS/1/

Portfolio Inception Date 12/23/97                 Class I         Class IS
Class Inception Date                              12/23/97        12/31/98
Average Annual Returns
1 year                                            -10.73%         -11.68%
3 years                                              N/A             N/A
5 years                                              N/A             N/A
Since Inception                                    -6.41%          -7.06%
12-month income dividends per share                $0.03               0
12-month capital gain distributions per share      $0.03               0


                                LONG TERM GROWTH

                           [LINE GRAPH APPEARS HERE]

Date        Consumer Price Index - US   Russell 2000 Value   Evergreen Select Sm Comp Value Class I
 ---        -------------------------   ------------------   --------------------------------------
31-Dec-97         $1,000,000               $1,000,000                    $1,000,000
31-Mar-98          1,005,580                1,083,500                     1,062,315
30-Jun-98          1,010,539                1,044,373                       989,018
30-Sep-98          1,014,259                  857,663                       779,165
31-Dec-98          1,016,119                  935,505                       867,937
31-Mar-99          1,022,939                  844,839                       771,960
30-Jun-99          1,030,378                  984,678                       882,942

Comparison of change in value of a $1,000,000 investment in Evergreen Select Small Company Value Fund, Class I, the Russell 2000 Value and the Consumer Price Index (CPI).

The Russell 2000 Value Index is an unmanaged index and does not include transaction costs associated with buying and selling securities, nor any management fees.

The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in the index.


/1/Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Class IS prior to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I pays no 12b-1 fee. If these fees had been reflected, returns would have been lower.

                                   EVERGREEN
                        Select Small Company Value Fund

                          Portfolio Manager Commentary

Portfolio Management Team

During the fiscal year ended June 30, 1999, Evergreen Select Small Company Value Fund was managed by a team headed by Nola Maddox Falcone. The team also included Constance Unger and Peter J. Kovalski, CFA. Nola M. Falcone retired as President and Co-Chief Executive Officer of Lieber & Co. and Evergreen Asset Management Corp. in July 1999, following a successful 30-year career in investment management. The Fund's management team now comprises Ms. Unger, as team leader, and Mr. Kovalski. Ms. Unger, who joined Evergreen Asset Management Corp. as an analyst in 1998, is an investment veteran with more than 12 years' experience in value investing. She also has served at Segall Bryant & Hamill Investment Counselors, Society Asset Management and Bankers Trust Co. Mr. Kovalski, CFA, joined Evergreen Asset Management Corp. as an analyst in 1992. Previously, he was an analyst with International Assets Advisory Corp., Williams Securities Group, Inc., Ryan Beck & Co., and Ayco/American Express.

                  [PHOTO OF NOLA MADDOX FALCONE APPEARS HERE]
                      Nola Maddox Falcone, CFA

                   [PHOTO OF PETER J. KOVALSKI APPEARS HERE]
                           Peter J. Kovalski, CFA

                    [PHOTO OF CONSTANCE UNGER APPEARS HERE]
                             Constance Unger, CFA


Performance

During a fiscal year in which small company value investing was not in favor until very late in the period, Evergreen Select Small Company Value Fund performed consistently with its style of investing. For the 12 months ended June 30, 1999, the Class I had a total return of -10.73%, including a 14.38% gain during the final three months of the period. During the 12 months, the Russell 2000 Value Index had a return of -5.72%, and gained 15.55% during the final quarter.

Portfolio Structure

The Fund's management team has assembled a diversified stock portfolio of 128 different companies. During the period since the Fund's inception, the team has found a number of attractive opportunities among small cap companies. This has resulted in a portfolio of stocks of companies that, in the aggregate, have lower valuations, as measured by traditional price measures such as price-to-earnings and price-to-book ratios, than the overall stock market, yet higher earnings growth rates. Opportunities were particularly evident among consumer-sensitive companies whose businesses rely principally on the U.S. Many of the best-performing companies have found ways to take advantage of the growing needs of the large, baby-boomer generation that is approaching late middle age. Those companies that have products or services appealing to this market have benefited from an environment of low unemployment and strong consumer demand.

                                   EVERGREEN
                        Select Small Company Value Fund

                          Portfolio Manager Commentary

                                   Portfolio
                                Characteristics
                                ---------------

              Total Net Assets                       $108,181,122
              Number of Holdings                              128
              P/E Ratio                                     13.1x
              Beta                                            N/A


Market Environment

During most of the 12-month period, small company investing and value investing continued to be out of favor as investors persisted in their preference for the large-company growth companies that had been the market's performance leaders for more than two years. It was only during the final three months that the market broadened and other types of stocks began to outperform the large-company growth stocks. Throughout the 12 months, strong domestic companies, including small cap companies, continued to report healthy earnings in an economy of consistently strong consumer demand, despite shifting investor sentiment and market volatility.

The fiscal year began in the summer of 1998 in an environment of investor anxiety. With a backdrop of international currency and financial crises reverberating around the globe, investors avoided small cap stocks and shifted assets to sectors with perceived liquidity. In response to market turmoil, the U.S. Federal Reserve Board intervened in the fall of 1998 with three successive reductions in short-term interest rates. These actions resulted in a rebound in equity markets, including in the small cap sector, during the final quarter of 1998.

                               Top 5 Industries
                               ----------------
                        (as a percentage of net assets)

              Banks                                         12.8%
              Building, Construction & Furnishings           9.3%
              Heathcare Products & Services                  9.2%
              Finance & Insurance                            8.5%
              Consumer Products & Services                   8.4%

The shift of investment assets out of the popular large-company growth stocks and into the undervalued, low-P/E small cap sector began in April 1999, resulting in very strong outperformance by small company stocks in the final quarter of the fiscal year. The Russell 2000 Value Index, for example, returned 15.55% during the quarter, while the S&P 500 Index returned 7.06%.

Takeover activity was one of the primary catalysts for the small cap sector's outperformance, especially by senior management teams and private investors who recognized the depressed small company values. Many larger companies also found it easy to purchase small companies at attractive values, which resulted in an automatic accretion of earnings. This trend was aided by the continuation of pooling of interest accounting rules, which allow two companies to merge their books without taking a hit to earnings from goodwill charges. These rules are expected to continue unchanged until January 1, 2001.

Within the Russell 2000 Value Index, internet companies, which value investors tend to avoid because of their unprecedented high stock valuations, were the performance leaders. However, outside of the internet and selected other technology stocks, the fiscal year ended with the small capitalization sector continuing to be undervalued by virtually all historical standards for evaluating the investment potential of company stocks.

                                   EVERGREEN
                        Select Small Company Value Fund

                          Portfolio Manager Commentary

Portfolio Activity

Throughout the extended period in which the small company value sector underperformed the broader market, our research analysts and portfolio managers continued to search for value-timing opportunities among small company stocks that were out-of-favor despite their strong fundamental characteristics. We found many small cap companies with healthy earnings and continued growth prospects, but with stock prices that had dropped precipitously we believed it was important to stay the course in our investment discipline. In addition, we believed merger-and-acquisition activity was likely to pick up, especially because of the depressed stock price levels in the small cap sector. We also believed that institutional investors eventually would shift their attention and part of their portfolios to the small sector.

During the summer-autumn 1998 crisis, we found many value-timing opportunities that we added to the portfolio. These included several financial services companies: Waddell and Reed Financial Inc., a mutual fund company, that was purchased on August 31, 1998 and had a return to the Fund of 63.3% by the end of the fiscal year; Pacific Century Financial Corp., a Hawaii-based bank that was purchased on August 26, 1998 and had a 38.1% return to the Fund for the fiscal year; Radian Group, a mortgage insurer purchased on September 4, 1998 and which had a 25.4% return to the Fund. Other value-timing purchases included Jabil Circuits, a contract manufacturer for the technology industry, purchased on September 14, 1998 and sold one month later for a 43.9% gain; VISX, a manufacturer of laser systems for corrective eye surgery, which was purchased in October 1998 and sold in April 1999 at a 456.1% gain; and Prime Hospitality, a company which operates extended stay hotels. It was purchased on November 30, 1998 and posted a 38.0% gain to the Fund by June 30, 1999.

One of the underlying strategies for the Fund is to target merger or takeover candidates in consolidating industries. During the fiscal year, nineteen portfolio companies were involved in either announced or completed acquisitions. Eight of those companies were in the financial services sector.

Fund managers and analysts also seek out small companies with new product niches that can benefit from emerging lifestyle or demographic trends. Among these holdings was Koala Corporation, which manufactures baby changing stations and high chairs. Purchased on December 30, 1998, the stock had a 54.7% return to the Fund by June 30.

In the final quarter of the fiscal year, the Fund also increased its exposure to the technology and telecommunications industries. Acquisitions that contributed to performance included: Kent Electronics, which manufactures electronic components for computing and networks; CapRock Communications, which owns and operates a long-distance fiber optics network based in the Southwest United States; Lightbridge Inc., which provides fraud prevention software for the telecommunications industry; and Benchmark Electronics, a contract manufacturer to the technology industry.

The Fund was overweighted in the energy sector during three of the fiscal year's quarters. While this overweighting hurt performance for the full fiscal year, it helped significantly in the final quarter as energy stocks finally began to perform well. Among the energy-related performance leaders in the final quarter were Barrett Resources, Southwestern Energy, Providence Energy, Cabot Oil and Gas and Berry Petroleum.

                                   EVERGREEN
                        Select Small Company Value Fund

                          Portfolio Manager Commentary

                               Top 10 Holdings*
                               ---------------
                        (as a percentage of net assets)

              Alpharma, Inc.                                 2.3%
              Sonic Automotive, Inc.                         1.9%
              Fair Issac & Co., Inc.                         1.8%
              Republic Bancshares, Inc.                      1.8%
              MDU Resources Group, Inc.                      1.7%
              Stewart Enterprises, Inc.                      1.6%
              Mid-State Bancshares                           1.6%
              Genlyte Group, Inc.                            1.6%
              Raymond James Financial, Inc.                  1.5%
              American Bankers Insurance Group, Inc.         1.5%

*Portfolio composition subject to change

Outlook

As investors turn to sectors that have been overlooked, we believe several factors bode well for small cap value investing. The small cap stock sector remains significantly undervalued when compared to large-caps, while investors, including institutions, have broadened their interest to small cap stocks. In addition, value investing shows clear signs that it is returning to favor after being overlooked for more than two years. In addition, we have discovered during our visits to small cap technology and industrial companies that those firms with exposure to Asia are experiencing a clear pick-up in demand. Meanwhile, consumer-oriented companies, which were performance leaders during the past year, continue to experience strong domestic demand.

We believe many high quality, small cap companies with good products have the potential to enjoy excellent earnings growth. At the same time, current stock valuations encourage continued merger-and-acquisition activity and stock buyback programs.

We continue to see attractive companies selling at reasonable prices in the small cap market, and we intend to continue to pursue a discipline that we believe, over the long term, will lead to significant investment opportunities.


Small capitalization investing typically carries additional risks since small companies generally have a higher risk failure. Although it may offer the potential for greater long term results, it may also result in greater price volatility.

                                   EVERGREEN
                         Select Social Principles Fund

                      Fund at a Glance as of June 30, 1999

                               PORTFOLIO PROFILE


                                   Philosophy

Evergreen Select Social Principles Fund invests in the stocks of mid-sized U.S. companies, with average market capitalization of $3 billion. The Fund emphasizes companies that generally respect human rights, play a role in local communities, and produce useful products in an environmentally sound way. This philosophy holds that socially conscious investing promotes responsible values without impairing long-term performance.


                                     Process

The Fund utilizes a fundamental, bottom-up stock selection process which is research intensive. In addition, the Fund utilizes an external Advisory Board whose role is to develop and continually review guiding policies and principles of social investing. All holdings are periodically reviewed to assure adherence to the Advisory Board Standards.


                                    Benchmark

                        Standard & Poors 400 MidCap Index
                                (S&P 400 MidCap)


                            PERFORMANCE AND RETURNS/1/

Portfolio Inception Date: 5/31/88                    Class I     Class IS
Class Inception Date                                 11/24/97     3/12/98
Average Annual Returns
1 year                                                 0.90%        0.64%
3 years                                               12.66%       12.40%
5 years                                               19.15%       18.87%
10 years                                              13.81%       13.54%
Since Inception                                       13.89%       13.62%
12-month income dividends per share               $    0.14    $    0.08
12-month capital gain distributions per share     $    2.10    $    2.10


                                LONG TERM GROWTH

                           [LINE GRAPH APPEARS HERE]

                                                            Select Social
                                                             Principles
Date    Consumer Price Index - US   S & P 400 Midcap           Class I
 ---    -------------------------   ----------------  -------------------------
6/30/89        1,000,000              1,000,000                1,000,000
6/30/90        1,046,728              1,154,349                1,063,517
6/30/91        1,095,890              1,302,588                1,137,717
6/30/92        1,129,734              1,544,277                1,279,616
6/30/93        1,163,570              1,894,673                1,600,619
6/30/94        1,192,587              1,893,285                1,517,265
6/30/95        1,228,848              2,314,536                2,117,849
6/30/96        1,262,232              2,813,314                2,548,218
6/30/97        1,291,700              3,469,526                2,996,303
6/30/98        1,313,457              4,402,847                3,610,445
6/30/99        1,339,243              5,150,640                3,643,810


Comparison of change in value of a $1,000,000 investment in Evergreen Select Social Principles Fund, Class I, the S&P 400 MidCap and the Consumer Price Index
(CPI).

The S&P 400 MidCap is an unmanaged index, which does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in the index.

/1/Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Class IS from 11/24/97 to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I pays no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/97, the returns for Classes I and IS are based on the Fund's predecessor common trust fund's (CTFs) performance, adjusted for estimated mutual fund expenses. The CTFs were not registered under the 1940 Act and were not subject to certain investment restrictions. If the CTFs had been registered, their performance might have been adversely affected. Performance for the CTF has been adjusted to include the effect of estimated mutual fund class gross expense ratios at the time the CTF was converted to a mutual fund. If fee waivers and expense reimbursements had been calculated into the mutual fund class expense ratio the total returns would be as follows: Class I--3 year = 12.72%, 5 year = 19.24%, 10 year = 13.90% and since 05/31/88 = 13.99%; Class IS--3 year = 12.46%,
5 year = 18.95%, 10 year =13.64 % and since 5/31/88 = 13.72%.

                                   EVERGREEN
                         Select Social Principles Fund

                          Portfolio Manager Commentary

Portfolio Management

Evergreen Select Social Principles Fund is managed by A. Jay Zelko who has over 22 years of investment experience.

                     [PHOTO OF A. JAY ZELKO APPEARS HERE]
                                  A. Jay Zelko

Performance

For the twelve months ended June 30, 1999, Evergreen Select Social Principles Fund, Class I posted a 0.90% total return. This performance trailed the 17.2% total return of the Fund's benchmark, the S&P 400 Midcap Index. Underperformance can be partially attributed to the Fund's healthcare and finance exposure.

                                   Portfolio
                                Characteristics
                                ---------------

              Total Net Assets                       $134,536,025
              Number of Issues                                 58
              P/E Ratio                                     30.9x
              Beta                                           1.03


Market Environment

The U.S. economy provided a positive backdrop for the U.S. stock market during the past year. Economic growth remained strong and inflation stayed low. Even rising interest rates during the past nine months weren't enough to derail the market's upward ascent.

Although the headlines proclaimed new highs throughout the fiscal year, not all investors participated in these extraordinary returns. The largest stocks enjoyed the greatest returns, while small cap stocks (as measured by the Russell 2000 Index) lagged significantly, up a mere 1.5%.

                                Top 5 Industries
                                ----------------
                         (as a percentage of net assets)

              Information Services & Technology             14.1%
              Retailing & Wholesale                         13.1%
              Healthcare Products & Services                 9.0%
              Finance & Insurance                            8.8%
              Utilities-Electric                             5.7%

                                   EVERGREEN
                         Select Social Principles Fund

                          Portfolio Manager Commentary


Portfolio Activity

Strong stock selection within the technology sector positively impacted performance. For instance, current holdings Adaptec, PMC-Sierra, Veritas Software and Teradyne all returned over 125% for the twelve months. In addition, we bolstered our technology exposure and took advantage of corporate America's increasing reliance on the internet by purchasing PSINet, a global internet access provider to the business market.

We have also emphasized retailing companies within the portfolio. Retailers are enjoying solid earnings growth, as they continue to reap the benefits of the healthy U.S. economy and strong consumer spending. Family Dollar Stores, Abercrombie & Fitch, and Best Buy are three such holdings capitalizing upon this strong backdrop, evidenced by their total annual returns of 31%, 118% and 274%, respectively.

                                Top 10 Holdings*
                                ---------------
                         (as a percentage of net assets)

              Best Buy Co., Inc.                             4.8%
              Abercrombie & Fitch                            4.2%
              Veritas Software Corp.                         3.1%
              Allied Waste Industries, Inc.                  2.9%
              Sanmina Corp.                                  2.8%
              Qwest Communications Intl., Inc.               2.6%
              Adaptec, Inc.                                  2.6%
              Compuware Corp.                                2.6%
              Healthsouth Corp.                              2.6%
              PMC-Sierra, Inc.                               2.5%

*Portfolio composition subject to change

While many of the portfolio's technology and retail companies posted outstanding gains, the Fund's performance lagged the benchmark, in part, due to the portfolio's healthcare and finance holdings. In healthcare, concerns over medicare reform caused investors to move away from service providers such as HEALTHSOUTH, Lincare and Pediatrix. Many finance companies were penalized by rising interest rates. Consequently, holdings Reliastar Financial and Conseco both posted negative returns during the fiscal period.

Outlook

Looking ahead, we continue to hold an optimistic outlook for mid cap equities. Although mid cap stocks have underperformed their large cap brethren for the past few years, there are signs that a market rotation may be taking place. During the past three months, for instance, indices of mid cap stocks (the S&P 400 Midcap Index, +14.2%) and small cap stocks (the Russell 2000 Index, +15.6%) doubled the performance of the large cap S&P 500 which was up 7.0%.

We believe this valuation disparity between large and smaller stocks, as well as mid caps' own strong fundamentals, will attract investors to mid cap equities. We enthusiastically look forward to the next few years.

                                   EVERGREEN
                          Select Special Equity Fund

                      Fund at a Glance as of June 30, 1999

                               PORTFOLIO PROFILE


                                   Philosophy

Evergreen Select Special Equity Fund aggressively seeks the highest possible return by investing in companies with small market capitalizations.

                                     Process

The Fund employs a "bottom-up" approach to investing, selecting stocks that have passed a rigorous screening process which employs both qualitative and quantitative analysis. To qualify for investment, a stock must meet high expectations for return potential based on growth, value and momentum factors.

                                    Benchmark

                               Russell 2000 Index


                            PERFORMANCE AND RETURNS/1/

Portfolio Inception Date 3/15/94                   Class I     Class IS
Class Inception Date                               3/15/94      3/15/94
Average Annual Returns
1 year                                              42.02%       41.55%
3 years                                             24.15%       23.77%
5 years                                             26.12%       25.86%
Since Inception                                     21.02%       20.78%
12-month income dividends per share                     0            0
12-month capital gain distributions per share   $    1.18    $    1.18


                                LONG TERM GROWTH

                           [LINE GRAPH APPEARS HERE]

                                                               Evergreen Select
  Date         Consumer Price Index - US     Russell 2000      Special Equity IS
  ----         -------------------------     ------------      -----------------
3/31/94              1,000,000                1,000,000             1,000,000
6/30/94              1,005,435                  961,055               928,000
6/30/95              1,036,005                1,153,907             1,136,121
6/30/96              1,064,151                1,429,538             1,545,689
6/30/97              1,088,995                1,662,932             1,819,441
6/30/98              1,107,337                1,937,388             2,070,250
6/30/99              1,129,076                1,966,347             2,930,786

Comparison of change in value of a $1,000,000 investment in Evergreen Select Special Equity Fund Class IS, the Russell 2000 and the Consumer Price Index
(CPI).

The Russell 2000 is an unmanaged index, which does not include transaction costs associated with buying and selling securities nor any management fees.

The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in the index.

/1/Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for the Class I prior to 7/27/98 is based on the performance of (1) the Class Y shares of the Fund's predecessor fund, CoreFund Special Equity Fund from 2/21/95 to 7/26/98 and (2) the Class A Shares of the Fund's predecessor fund, CoreFund Special Equity Fund from 3/15/94 to 2/20/95.

Historical performance shown for Class IS prior to 7/27/98 is based on the performance of the Class A shares of the Fund's predecessor fund, Corefund Special Equity Fund, CoreFund Special Equity Fund, and reflects the same 0.25% 12b-I applicable to Class IS.

                                   EVERGREEN
                          Select Special Equity Fund

                          Portfolio Manager Commentary

Portfolio Management

The Evergreen Select Special Equity Fund is managed by Joseph E. Stocke, CFA. Mr. Stocke joined Meridian Investment Company in 1983 as an assistant investment officer and since 1990 has been a senior investment manager of equities.

                   [PHOTO OF JOSEPH E. STOCKE APPEARS HERE]
                             Joseph E. Stocke CFA


Performance

Evergreen Select Special Equity Fund Class IS produced a total return of 41.55% for the twelve months ended June 30, 1999, outpacing its benchmark, the Russell 2000 Index, which generated a total return of 1.50%. The Fund achieved particularly notable performance in the fourth quarter of 1998 and the first quarter of 1999. In the fourth quarter of 1998, the Fund returned 28.15% versus 16.50% for the Russell 2000 Index. The Fund went on to return 22.20% in the first quarter of 1999, a period in which the Russell 2000 Index fell by 5.50%.

                                   Portfolio
                                Characteristics
                                ---------------

              Total Net Assets                       $121,008,952
              Number of Holdings                              114
              P/E Ratio                                     25.2x
              Beta                                           1.23


Market Environment

After being buffeted by challenging market conditions for much of the past twelve months, small-to-mid capitalization stock investors closed the first half of 1999 enjoying broad-based market leadership. The Fund's fiscal year began with historically high stock valuations and increasing global financial instability, which, among other factors, drove the stock market to its worst quarterly decline in nearly a decade. August 1998, in particular, represented the largest single monthly decline since the October 1987 crash. Small-to-mid capitalization stock prices slid the hardest, as investors perceived greater safety in larger companies.

The market began to rebound in the fourth quarter of 1998. Worldwide interest rate cuts restored investors' confidence that global economies and financial markets would regain stability. Many investors anticipated weak international recoveries, however, that would slow U.S. economic growth in the coming year.

                                   EVERGREEN
                          Select Special Equity Fund

                          Portfolio Manager Commentary

In the first quarter of 1999, global economies proved heartier than expected, and the U.S. economy showed ongoing strength. Investors pushed stock prices higher as greater optimism for corporate earnings, as well as seasonal cash inflows, offset concerns about high valuations and disappointment in some high profile earnings reports. Large cap stocks claimed undisputed leadership in the market's ascent during that time. The NASDAQ Composite climbed 12.3% and the Dow Jones Industrial Average rose 7.0% in the first three months of 1999. In contrast, the Russell 2000 Index and the Standard & Poor's Midcap 400 fell by 5.50% and 6.40%, respectively.

Leadership shifted in this year's second quarter to include stocks of all market valuations. Ongoing improvement in global economies boosted prices of long-overlooked cyclical stocks, as the risk of an international slowdown began to pass. Domestically, investors focused on a resilient housing market, strong consumer confidence, low unemployment and a resurgence in the Initial Public Offering (IPO) market; and welcomed accelerating corporate profit growth. Signs of recovery in the Japanese economy also supported a broadening in the market's leadership. On the flipside of the economy's strength, however, investors were mindful that robust growth could rekindle inflation and prompt the Federal Reserve Board to raise interest rates. In June 1999, the Federal Reserve Board raised interest rates by 0.25% and investors have kept a watchful eye for indications of further moves.

                                Top 5 Industries
                                ----------------
                         (as a percentage of net assets)

              Information Services & Technology             23.5%
              Retailing & Wholesale                         13.6%
              Telecommunication Services & Equipment         9.8%
              Healthcare Products & Services                 9.8%
              Food & Beverage Products                       4.4%


Portfolio Activity

The Fund's "bottom-up" strategy, building the Portfolio "one stock at a time", has been the key to its success. The Fund significantly outperformed its benchmark, the Russell 2000 Index in several industries, over the past twelve months. Technology, communications, consumer cyclicals, basic materials and consumer staples holdings all contributed substantially to the Fund's strong relative performance.

Individual stocks were the story behind the Fund's strong total return this fiscal year. These included Ticketmaster Online Citysearch, a consumer cyclicals company, whose price rose 300% by the end of December 1998. The Fund's technology stocks led performance in the first quarter of 1999. Comprising 18.9% of net assets on March 31, 1999, these holdings outperformed the Russell 2000 by 135%. Abovenet Communications, F5 Networks, Miningco.Com and America Online all contributed to the Fund's competitive performance over the past twelve months.

                                   EVERGREEN
                          Select Special Equity Fund

                         Portfolio Manager Commentary

                                Top 10 Holdings*
                                ---------------
                         (as a percentage of net assets)

              MIPS Technologies, Inc.                        5.2%
              Pacific Sunwear of California                  4.1%
              Gildan Activewear, Inc.                        2.8%
              Abovenet Communications, Inc.                  2.8%
              Williams Sonoma, Inc.                          2.6%
              Abercrombie & Fitch Co.                        2.4%
              NEXTLINK Communications, Inc., Cl. A           2.2%
              Earthlink Network, Inc.                        2.2%
              Real Networks, Inc.                            2.1%
              Chirex, Inc.                                   1.9%

*Portfolio composition subject to change

Outlook

We believe equity investors could face some challenges over the next six months, but we remain optimistic about growth opportunities. The possibility of higher inflation and rising interest rates present the greatest concerns to investors. Further, investors are mindful of historically high valuations, lackluster European economies and the impending Year 2000 issue.

In our opinion, however, pockets of opportunity exist in every market environment. By employing both quantitative and qualitative analysis, we believe the Fund's investment team can seek out companies demonstrating strong growth potential. We look for the Fund's careful investment process to continue to reveal companies able to thrive under a wide variety of market conditions.

Small capitalization investing typically carries additional risks since small companies generally have a higher risk failure. Although it may offer the potential for greater long term results, it may also result in greater price volatility.

                                   EVERGREEN
                         Select Strategic Growth Fund

                      Fund at a Glance as of June 30, 1999


                               PORTFOLIO PROFILE

                                   Philosophy

Evergreen Select Strategic Growth Fund is a growth-style equity product that emphasizes large and mid-sized U.S. companies. We believe that superior long-term returns can be achieved through a disciplined approach of investing in stocks with excellent historical and future earnings growth.

                                     Process

The Fund is managed by two investment professionals who utilize a unique blend of quantitative and qualitative fundamental analysis. This bottom-up stock selection process is research-intensive and identifies companies which exhibit strong current fundamentals, histories of superior earnings/dividend growth and rising earnings expectations.

                                    Benchmark

                            Russell 1000 Growth Index


                            PERFORMANCE AND RETURNS/1/

Portfolio Inception Date 12/31/94                  Class I       Class IS
Class Inception Date                               11/24/97       02/27/98
Average Annual Returns
1 year                                              19.22%         18.88%
3 years                                             27.21%         26.86%
Since Inception                                     28.77%         28.42%
12-month income dividends per share             $    0.09      $    0.04
12-month capital gain distributions per share   $    3.26      $    3.26


                                LONG TERM GROWTH

                           [LINE GRAPH APPEARS HERE]



                                                            Select Strategic
Date     Consumer Price Index - US Russell 1000 Growth       Growth Class I
 ---     ------------------------ ------------------  -----------------------
12/31/94       1,000,000               1,000,000               1,000,000
 6/30/95       1,018,704               1,202,924               1,209,022
 6/30/96       1,046,379               1,537,472               1,513,807
 6/30/97       1,070,808               2,019,276               1,999,367
 6/30/98       1,088,844               2,653,042               2,614,802
 6/30/99       1,110,220               3,376,522               3,116,891

Comparison of change in value of a $1,000,000 investment in Evergreen Select Strategic Growth Fund, Class I, the Russell 1000 Growth and the Consumer Price Index (CPI).

The Russell 1000 Growth is an unmanaged index, which does not include transaction costs associated with buying and selling securities nor any management fees.

The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in the index.

/1/Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Class IS from 11/24/97 to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I pays no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/97, the returns for Classes I and IS are based on the Fund's predecessor common trust fund's (CTFs) performance, adjusted for estimated mutual fund expenses. The CTFs were not registered under the 1940 Act and were not subject to certain investment restrictions. If the CTFs had been registered, their performance might have been adversely affected. Performance for the CTF has been adjusted to include the effect of estimated mutual fund class gross expense ratios at the time the CTF was converted to a mutual fund. If fee waivers and expense reimbursements had been calculated into the mutual fund class expense ratio the total returns would be as follows: Class I--3 year = 27.27% and since 12/31/94 = 28.85%; Class IS--3 year = 26.92% and since 12/31/94 = 28.51%.

                                   EVERGREEN
                         Select Strategic Growth Fund

                         Portfolio Manager Commentary

Portfolio Management Team

David Chow and W. Shannon Reid manage the Evergreen Select Strategic Growth Fund. They have over 29 years combined investment experience and boast a unique blend of quantitative and traditional fundamental analysis skills. Their disciplined approach promotes consistency of results and superior service.

[PHOTO OF DAVID M. CHOW APPEARS HERE]    [PHOTO OF W. SHANNON REID APPEARS HERE]
           David M. Chow                           W. Shannon Reid


Performance

Evergreen Select Strategic Growth Fund, Class I posted a 19.2% total return for the fiscal year ended June 30, 1999 versus a 27.3% return for its benchmark, the Russell 1000 Growth Index. Performance significantly trailed the benchmark after the first half of the fiscal year, as the stock market exhibited a very narrow advance in which the top 20 largest stocks within the Russell 1000 Growth Index accounted for 73% of the index's gain.

                                    Portfolio
                                 Characteristics
                                 ---------------

              Total Net Assets                       $493,769,324
              Number of Issues                                 64
              P/E Ratio                                     42.5x
              Beta                                           1.12


Market Environment

The list of financial and economic crises were multiple during the first fiscal quarter ending September 30, 1998. Much of Asia was sliding into recession, Russia was experiencing debt default and financial meltdown, and Brazil was witnessing interest rates rise above 40% in an effort to protect its currency. Amid these disasters, the Federal Reserve Board apparently felt that risks to the monetary system were so great that they coordinated a takeover of the hedge fund Long Term Capital by its creditors.

The U.S. equity market buckled under this pressure, as most major indices produced negative double-digit returns during the period. During the December quarter, however, the market rebounded. Resilient domestic economic growth, global markets' stability, and support by the Federal Reserve Board (in the form of 3 interest rate cuts) renewed investor confidence and fueled the S&P 500 Index's impressive 21.3% quarterly return, the strongest quarterly advance in twenty years.

The upward trend has continued over the past six months. Investors have shrugged off rising interest rates, choosing instead to focus on the strong economy and benign inflation.

                                   EVERGREEN
                         Select Strategic Growth Fund

                         Portfolio Manager Commentary

                                Top 5 Industries
                                ----------------
                         (as a percentage of net assets)

              Information Services & Technology             19.9%
              Healthcare Products & Services                17.0%
              Retailing & Wholesale                         13.5%
              Communication Systems & Services               9.3%
              Electrical Equipment & Services                7.9%

Portfolio Activity

Technology represents the Fund's largest sector representation at 20%. Prominent holdings include well-known names such as Microsoft and Cisco, as well as lesser-known companies such as Siebel Systems and Broadvision. Despite recent significant price appreciation, our stance regarding this sector remains positive and we continue to look for attractive entry points. Our focus revolves around companies which provide solutions for the following three themes:

  . continued growth in demand for communications network bandwidth

  . increasing demand for data management and storage capacity

  . enablers of business to business e-commerce.

Healthcare is the Fund's second largest sector weighting at 17%. Pharmaceutical stocks have fallen out of favor over the past several months due to a rotation into more economically sensitive names, slowing earnings growth rates and political risk (a Medicare drug benefit is likely to be a campaign issue in the year 2000). We believe the worst is over for this group. Two of our favorites are Warner Lambert and Bristol-Meyers. Medical device stocks will trade upon their specific product cycles. Our largest holdings here include VISX Corp. and Guidant. Hospital management companies face a difficult operating environment due to rising costs and falling reimbursement rates; thus we continue to avoid this area.

Retailers account for 13% of the fund. We continue to like the prospects for companies who exhibit an ability to gain market share against the backdrop of an increasingly competitive retail environment. Major holdings include Wal-Mart, Home Depot and Best Buy.

                               Top 10 Holdings*
                               ---------------
                         (as a percentage of net assets)

              General Electric Co.                           5.8%
              Microsoft Corp.                                5.4%
              Cisco Systems, Inc.                            3.8%
              Lucent Technologies, Inc.                      3.6%
              Bristol-Myers Squibb Co.                       3.2%
              EMC Corp.                                      3.1%
              Wal-Mart Stores, Inc.                          3.1%
              Warner-Lambert Co.                             2.7%
              Home Depot, Inc.                               2.3%
              Johnson & Johnson                              2.1%

*Portfolio composition subject to change

Outlook

The Fund outperformed its benchmark in each year from 1995 through 1997. Relative performance slipped in 1998 when our bottom-up, diversified approach did not keep up with the market's narrow advance. Going forward, we will continue to adhere to our investment discipline of owning a diversified portfolio of companies, which we believe will produce superior and sustainable earnings growth. We are confident that as the stock market broadens and rewards strong fundamentals and earnings growth, our style will once again outperform.

                                   EVERGREEN
                          Select Strategic Value Fund

                      Fund at a Glance as of June 30, 1999


                               PORTFOLIO PROFILE

                                   Philosophy

Evergreen Select Strategic Value Fund is a value-style equity product which emphasizes large and mid-capitalization U.S. companies. This philosophy holds that stocks, over time, can become mispriced relative to their true value and that attractive opportunities can be identified through a combination of quantitative analysis and rigorous fundamental research.

                                     Process

Following the initial screen by our proprietary model which determines that a stock is selling at a reasonable valuation level, the Strategic Value team employs a labor intensive research effort in order to dig deep for clues to uncover value. Qualitative factors which are analyzed include industry leadership, quality of management, the company's current competitive position and future earnings prospects.

                                    Benchmark

                            Russell 1000 Value Index

                            PERFORMANCE AND RETURNS/1/

Portfolio Inception Date 12/31/81                  Class I        Class IS
Class Inception Date                               11/24/97       03/11/98
Average Annual Returns
1 year                                                8.85%          8.60%
3 years                                              22.28%         22.01%
5 years                                              22.14%         21.86%
10 years                                             14.87%         14.59%
Since Inception                                      17.41%         17.12%
12-month income dividends per share              $    2.93      $    2.41
12-month capital gain distributions per share    $    4.89      $    4.89


                                LONG TERM GROWTH

                           [LINE GRAPH APPEARS HERE]

Date     Consumer Price Index - US    Russell 1000 Value  Select Strategic Value Class I
 ---     -------------------------    ------------------  ------------------------------
6/30/89        1,000,000                  1,000,000                 1,000,000
6/30/90        1,046,728                  1,067,015                 1,060,827
6/30/91        1,095,890                  1,123,988                 1,039,276
6/30/92        1,129,734                  1,303,207                 1,156,546
6/30/93        1,163,570                  1,589,238                 1,417,841
6/30/94        1,192,587                  1,615,032                 1,471,162
6/30/95        1,228,848                  1,944,912                 1,883,533
6/30/96        1,262,232                  2,423,915                 2,187,321
6/30/97        1,291,700                  3,228,269                 2,959,338
6/30/98        1,313,457                  4,159,571                 3,674,144
6/30/99        1,339,243                  4,840,350                 3,999,293

Comparison of change in value of a $1,000,000 investment in Evergreen Select Strategic Value Fund, Class I, the Russell 1000 Value Index and the Consumer Price Index (CPI).

The Russell 1000 Value is an unmanaged index, which does not include transaction costs associated with buying and selling securities nor any management fees.

The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in the index.

/1/Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Class IS from 11/24/97 to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I pays no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/97, the returns for Classes I and IS are based on the Fund's predecessor common trust fund's (CTFs) performance, adjusted for estimated mutual fund expenses. The CTFs were not registered under the 1940 Act and were not subject to certain investment restrictions. If the CTFs had been registered, their performance might have been adversely affected. Performance for the CTF has been adjusted to include the effect of estimated mutual fund class gross expense ratios at the time the CTF was converted to a mutual fund. If fee waivers and expense reimbursements had been calculated into the mutual fund class expense ratio the total returns would be as follows: Class I--3 year =22.34%, 5 year =22.23%, 10 year = 14.96 % and since 12/31/81 = 17.51%; Class IS--3 year =
22.07%, 5 year = 21.94%, 10 year = 14.69% and since 12/31/81 = 17.23%.

                                   EVERGREEN
                          Select Strategic Value Fund

                          Portfolio Manager Commentary

Portfolio Management Team

Evergreen Select Strategic Value Fund is managed by a team of 3 portfolio managers with over 61 years of combined investment experience and expertise in value equity analysis and management. The team-oriented approach incorporates multiple perspectives to identify the most attractive opportunities in the market and ensures adherence to the style-specific objectives.

[PHOTO OF ELIZABETH SMITH APPEARS HERE]      [PHOTO OF JACK GRAY APPEARS HERE]
          Elizabeth Smith                                Jack Gray

                      [PHOTO OF TIM O'GRADY APPEARS HERE]
                                  Tim O'Grady

Performance

Evergreen Select Strategic Value Fund, Class I posted an 8.9% total return for the fiscal year ended June 30, 1999. This performance lagged the 16.4% return for the Russell 1000 Value Index. The fund underperformed the benchmark during a period in which growth stocks outpaced their value counterparts considerably. Lagging performance can also be contributed to a poor showing by the portfolio's utility holdings.

                                   Portfolio
                                 Characteristics
                                 ---------------

              Total Net Assets                       $532,805,514
              Number of Issues                                 49
              P/E Ratio                                     19.1x
              Beta                                           1.00

Market Environment

Although the U.S. economy provided a positive backdrop for the stock market with solid growth and low inflation, value stocks nevertheless experienced a turbulent fiscal year. During the first three months of the fiscal period, for example, value stocks, as measured by the Russell 1000 Value Index, declined nearly 12%, and for the entire year lagged the S&P 500 Index by 6.4%.

For the first nine months of the period, large cap growth stocks were investors' overwhelming asset class of choice. Technology stocks thrived in this environment, while more value-oriented sectors such as financials and utilities trailed far behind. As value managers, it was difficult to witness growth stocks continue to soar to new highs despite the prospect for a slower earnings growth and soaring valuation levels.

                                   EVERGREEN
                          Select Strategic Value Fund

                         Portfolio Manager Commentary

Portfolio Activity

Technology represented one of the portfolio's greatest areas of strength, and stocks purchased in this sector during the fiscal period added to the fund's performance. Underlying this exposure is an emphasis on industry leaders such as Intel and IBM, while stock-picking remains sensitive to valuation levels. During the fiscal year, these two technology stalwarts, and current holdings, posted total returns of 61% and 126%, respectively. The portfolio's overweighting in technology versus the benchmark reflects our view that technology is the single most significant trend driving the U.S. economy.

Strong stock selection among our telecommunications holdings also had a positive impact on total return. Nokia, a telecom company that supplies mobile phones as well as multi-media network terminals, was one of the top performers, up over 150% during the twelve months. Motorola and Century Telephone also posted strong returns of 81% and 31%, respectively.

                               Top 5 Industries
                               ----------------
                        (as a percentage of net assets)

              Banks                                         13.5%
              Finance & Insurance                           11.7%
              Oil/Energy                                     9.3%
              Utilities-Telephone                            9.0%
              Information Services & Technology              5.2%

We began a major restructuring of our utility holdings during the second half of the fiscal year. Pinnacle West was eliminated from the portfolio due to regulatory uncertainty and initial positions were taken in ALLTEL and GTE. In the case of ALLTEL, its rural cellular and telephone assets enjoy a strong competitive position. The company's forecasted earnings per share growth rate is superior to that of its peers, while its current valuation, we feel, does not reflect this growth. GTE is the largest United States based local telephone company and second largest provider of cellular service.

Within basic industry we added Mead and Hercules, the effect of which moved our sector policy to a slight overweight from a neutral stance from earlier in the period. Mead Corporation, a leading company in the paper and forest products industry, trades at a significant discount (15-20%) to its peers, where historically the shares have traded at parity or at a slight premium to the group.

                                   EVERGREEN
                          Select Strategic Value Fund

                         Portfolio Manager Commentary

                                Top 10 Holdings*
                                ---------------
                        (as a percentage of net assets)

              Mobil Corp.                                    4.0%
              Chase Manhattan Corp.                          3.7%
              Citigroup, Inc.                                3.7%
              GTE Corp.                                      3.6%
              International Business Machines Corp.          3.4%
              Mellon Bank Corp.                              3.2%
              AT&T Corp.                                     3.1%
              Williams Companies, Inc.                       3.1%
              Alcoa, Inc.                                    3.0%
              Koninklijke (Royal) Philips Electronics NV     2.9%

*Portfolio composition subject to change

Outlook

As we enter the final six months of 1999, from a valuation perspective, value stocks remain inexpensive relative to growth. The relative price earnings multiple (defined as the Russell 1000 Growth Index divided by the Russell 1000 Value Index price earnings multiple) for growth stocks still commands a 60% premium over value stocks, compared to an eighteen year average of 40%. Our sense is "old generals", i.e., growth stock leadership never dies it just fades away. In other words, we do not expect a pendulum swing to value from the growth leadership to develop overnight. It is reasonable to presume the movement towards value, i.e., the foot soldiers, will be a slow process, aided and abetted by further evidence of stronger than anticipated economic growth and the wide relative valuation gap between styles.

                                   EVERGREEN
                              Select Balanced Fund

                              Financial Highlights
                (For a share outstanding throughout each period)

                            Year Ended     Period Ended
                           June 30, 1999 June 30, 1998 (a)
 CLASS I
 Net asset value
  beginning of period        $  13.39        $  12.58
                             --------        --------
 Income from investment
  operations
 Net investment income           0.46            0.16
 Net realized and
  unrealized gain on
  securities                     0.27            0.81
                             --------        --------
 Total from investment
  operations                     0.73            0.97
                             --------        --------
 Distributions to
  shareholders from
 Net realized gains on
  securities                    (0.14)              0
                             --------        --------
 Net investment income          (0.42)          (0.16)
 Total distributions            (0.56)          (0.16)
                             --------        --------
 Net asset value end of
  period                     $  13.56        $  13.39
                             --------        --------
 Total return                    5.70%           7.76%
 Ratios/supplemental data
 Net assets end of period
  (thousands)                $658,733        $723,850
 Ratios to average net
  assets
 Expenses++                      0.69%           0.70%+
 Net investment income           3.47%           2.80%+
 Portfolio turnover rate           60%             37%


                            Year Ended     Period Ended
                           June 30, 1999 June 30, 1998 (b)
 CLASS IS
 Net asset value
  beginning of period        $  13.42        $  13.34
                             --------        --------
 Net realized and
  unrealized gain on
  securities                     0.35            0.09
                             --------        --------
 Total from investment
  operations                     0.70            0.16
                             --------        --------
 Income from investment
  operations
 Net investment income           0.35            0.07
 Net realized gains on
  securities                    (0.14)              0
                             --------        --------
 Total distributions            (0.53)          (0.08)
                             --------        --------
 Net asset value end of
  period                     $  13.59        $  13.42
                             --------        --------
 Distributions to
  shareholders from
 Net investment income          (0.39)          (0.08)
 Total return                    5.43%           1.23%
 Ratios/supplemental data
 Net assets end of period
  (thousands)                $    405        $    215
 Ratios to average net
  assets
 Expenses++                      0.93%           0.95%+
 Net investment income           3.35%           2.58%+
 Portfolio turnover rate           60%             37%

(a) For the period from January 22, 1998 (commencement of Class operations) to June 30, 1998.
(b) For the period from April 9, 1998 (commencement of Class operations) to June 30, 1998.
 +  Annualized
++ The ratio of expenses to average net assets includes fee waivers and excludes fee credits.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Select Core Equity Fund

                              Financial Highlights
                (For a share outstanding throughout each period)

                                               Year Ended     Period Ended
                                              June 30, 1999 June 30, 1998 (a)
 CLASS I
 Net asset value beginning of period           $    92.59      $    82.97
                                               ----------      ----------
 Income from investment operations
 Net investment income                               0.72            0.51
 Net realized and unrealized gains or losses
  on securities                                      7.51            9.62
                                               ----------      ----------
 Total from investment operations                    8.23           10.13
                                               ----------      ----------
 Distributions to shareholders from
 Net investment income                              (0.69)          (0.51)
 Net realized gains                                 (7.83)              0
                                               ----------      ----------
 Total distributions to shareholders                (8.52)          (0.51)
                                               ----------      ----------
 Net asset value, end of period                $    92.30      $    92.59
                                               ----------      ----------
 Total return                                        9.82%          12.23%
 Ratios/supplemental data
 Net assets, end of period (thousands)         $1,913,483      $1,952,436
 Ratios to average net assets
 Expenses++                                          0.67%           0.70%+
 Net investment income                               0.83%           0.96%+
 Portfolio turnover rate                               55%             22%


                                               Year Ended     Period Ended
                                              June 30, 1999 June 30, 1998 (b)
 CLASS IS
 Net asset value beginning of period           $    87.33      $    80.21
                                               ----------      ----------
 Income from investment operations
 Net investment income                               0.48            0.27
 Net realized and unrealized gains or losses
  on securities                                      7.02            7.16
                                               ----------      ----------
 Total from investment operations                    7.50            7.43
                                               ----------      ----------
 Distributions to shareholders from
 Net investment income                              (0.46)          (0.31)
 Net realized gains                                 (7.83)              0
                                               ----------      ----------
 Total distributions to shareholders                (8.29)          (0.31)
                                               ----------      ----------
 Net asset value, end of period                $    86.54      $    87.33
                                               ----------      ----------
 Total return                                        9.53%           9.27%
 Ratios/supplemental data
 Net assets, end of period (thousands)         $   30,240      $   18,244
 Ratios to average net assets
 Expenses++                                          0.92%           0.95%+
 Net investment income                               0.56%           0.60%+
 Portfolio turnover rate                               55%             22%

(a) For the period from November 24, 1997 (commencement of Class operations) to June 30, 1998.
(b) For the period from February 4, 1998 (commencement of Class operations) to June 30, 1998.
 +  Annualized
++ The ratio of expenses to average net assets includes fee waivers and excludes fee credits.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Select Diversified Value Fund

                              Financial Highlights
                (For a share outstanding throughout each period)

                                               Year Ended     Period Ended
                                              June 30, 1999 June 30, 1998 (a)
 CLASS I
 Net asset value beginning of period            $  26.22        $  23.81
                                                --------        --------
 Income from investment operations
 Net investment income                              0.22            0.14
 Net realized and unrealized gains or losses
  on securities and futures contracts               2.06            2.41
                                                --------        --------
 Total from investment operations                   2.28            2.55
                                                --------        --------
 Distributions to shareholders from
 Net investment income                             (0.20)          (0.14)
 Net realized gains                                (0.65)              0
                                                --------        --------
 Total distributions to shareholders               (0.85)          (0.14)
                                                --------        --------
 Net asset value, end of period                 $  27.65        $  26.22
                                                --------        --------
 Total return                                       9.08%          10.72%
 Ratios/supplemental data
 Net assets, end of period (thousands)          $606,355        $797,352
 Ratios to average net assets
  Expenses++                                        0.62%           0.68%+
  Net investment income                             0.88%           1.24%+
 Portfolio turnover rate                              76%             56%

                                               Year Ended     Period Ended
                                              June 30, 1999 June 30, 1998 (b)
 CLASS IS
 Net asset value beginning of period            $  25.93        $  26.56
                                                --------        --------
 Income from investment operations
 Net investment income                              0.12            0.06
 Net realized and unrealized gains or losses
  on securities and futures contracts               2.07           (0.64)
                                                --------        --------
 Total from investment operations                   2.19           (0.58)
                                                --------        --------
 Distributions to shareholders from
 Net investment income                             (0.14)          (0.05)
 Net realized gains                                (0.65)              0
                                                --------        --------
 Total distributions to shareholders               (0.79)          (0.05)
                                                --------        --------
 Net asset value, end of period                 $  27.33        $  25.93
                                                --------        --------
 Total return                                       8.77%         (2.19%)
 Ratios/supplemental data
 Net assets, end of period (thousands)          $  1,384        $    210
 Ratios to average net assets
  Expenses++                                        0.88%           0.93%+
  Net investment income                             0.62%           0.80%+
 Portfolio turnover rate                              76%             56%

(a) For the period from January 22, 1998 (commencement of Class operations) to June 30, 1998.
(b) For the period from March 31, 1998 (commencement of Class operations) to June 30, 1998.
 + Annualized
++ The ratio of expenses to average net assets includes fee waivers and ex-cludes fee credits.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Large Cap Blend Fund

                              Financial Highlights
                (For a share outstanding throughout each period)

                                          Year Ended       Period Ended
                                       June 30, 1999 (d) June 30, 1998 (a)
 CLASS I (c)
 Net asset value, beginning of period      $  50.74          $  45.05
                                           --------          --------
 Income from investment operations
 Net investment income                         0.40              0.23
 Net realized and unrealized gains or
  losses on securities                         2.81              5.70
                                           --------          --------
 Total from investment operations              3.21              5.93
                                           --------          --------
 Distributions to shareholders from
 Net investment income                        (0.40)            (0.24)
 Net realized gains                           (5.20)                0
                                           --------          --------
 Total distributions                          (5.60)            (0.24)
                                           --------          --------
 Net asset value, end of period            $  48.35          $  50.74
                                           --------          --------
 Total return                                  7.12%            13.18%
 Ratios/supplemental data
 Net assets end of period (thousands)      $438,375          $497,534
 Ratios to average net assets
  Expenses++                                   0.68%             0.71%+
  Net investment income                        0.79%             0.80%+
 Portfolio turnover rate                         46%               42%


                                          Year Ended       Period Ended
                                         June 30, 1999   June 30, 1998 (b)
 CLASS IS
 Net asset value, beginning of period      $  50.74          $  49.75
                                           --------          --------
 Income from investment operations
 Net investment income                         0.28              0.08
 Net realized and unrealized gains or
  losses on securities                         2.81              1.00
                                           --------          --------
 Total from investment operations              3.09              1.08
                                           --------          --------
 Distributions to shareholders from
 Net investment income                        (0.30)            (0.09)
 Net realized gains                           (5.20)                0
                                           --------          --------
 Total distributions                          (5.50)            (0.09)
                                           --------          --------
 Net asset value, end of period            $  48.33          $  50.74
                                           --------          --------
 Total return                                  6.83%             2.17%
 Ratios/supplemental data
 Net assets end of period (thousands)      $    382          $    301
 Ratios to average net assets
  Expenses++                                   0.93%             0.96%+
  Net investment income                        0.53%             0.57%+
 Portfolio turnover rate                         46%               42%

(a) For the period from November 24, 1997 (commencement of Class operations) to June 30, 1998.
(b) For the period from March 12, 1998 (commencement of Class operations) to June 30, 1998.
(c) On April 30, 1999, Class IC shares of the Fund were converted to Class I shares. Shareholders of Class IC shares became owners of that number of Class I shares having a net asset value equal to the net asset value of their shares immediately prior to the close of business on April 30, 1999. Class IC is the accounting survivor, its basis of accounting for assets and liabilities and its operating results for the periods prior to April 30, 1999 have been carried forward in these financial statements.
(d) The Fund redesignated $0.02 per share for Class I and IS of distributions from net investment income declared after January 1, 1999, as capital gains distributions after January 1, 1999.
 + Annualized
++ The ratio of expenses to average net assets includes fee waivers and ex-cludes fee credits.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Small Cap Growth Fund

                              Financial Highlights
                (For a share outstanding throughout each period)

                                                            Year Ended  Period Ended
                            Year Ended     Period Ended    February 28, February 28,   Period Ended
                           June 30, 1999 June 30, 1998 (c)    1998 #     1997 (b) #  June 30, 1996 (a)
 CLASS I
 Net asset value
  beginning of period         $ 13.12         $ 13.23        $ 11.28       $11.65         $10.00
                              -------         -------        -------       ------         ------
 Income from investment
  operations
 Net investment loss            (0.08)          (0.03)         (0.06)       (0.04)         (0.03)
 Net realized and
  unrealized gain or loss
  on securities                  0.63           (0.08)          2.48        (0.16)          1.68
                              -------         -------        -------       ------         ------
 Total from investment
  operations                     0.55           (0.11)          2.42        (0.20)          1.65
                              -------         -------        -------       ------         ------
 Distributions to
  shareholders from
 Net realized gains             (0.02)              0          (0.47)       (0.17)             0
                              -------         -------        -------       ------         ------
 Total distributions            (0.02)              0          (0.47)       (0.17)             0
                              -------         -------        -------       ------         ------
 Net asset value end of
  period                      $ 13.65         $ 13.12        $ 13.23       $11.28         $11.65
                              -------         -------        -------       ------         ------
 Total return                    4.22%         (0.83%)         21.67%      (1.75%)         16.50%
 Ratios/supplemental data
 Net assets end of period
  (thousands)                 $70,114         $69,283        $47,524       $2,888         $2,446
 Ratios to average net
  assets
  Expenses++                     1.02%           1.01%+         0.92%        1.00%+         1.00%+
  Net investment loss           (0.68%)         (0.62%)+       (0.48%)      (0.57%)+       (0.45%)+
 Portfolio turnover rate          165%             54%           166%         123%            57%

(a) For the period from December 28, 1995 (commencement of Class operations) to June 30, 1996
(b) For the period form July 1, 1996 to February 28, 1997. The Fund changed its fiscal year end from June 30 to February 28, effective February 28, 1997.
(c) For the period from March 1, 1998 to June 30, 1998. The Fund changed its fiscal year end from February 28 to June 30, effective June 30, 1998.
 + Annualized
++ The ratio of expenses to average net assets includes fee waivers and ex-
   cludes fee credits.
 # Net investment loss based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                        Select Small Company Value Fund

                              Financial Highlights
                (For a share outstanding throughout each period)

                                               Year Ended     Period Ended
                                              June 30, 1999 June 30, 1998 (a)
 CLASS I
 Net asset value beginning of period            $  10.09         $ 10.00
                                                --------         -------
 Income from investment operations
 Net investment income                              0.03            0.04
 Net realized and unrealized gains or losses
  on securities                                    (1.12)           0.09
                                                --------         -------
 Total from investment operations                  (1.09)           0.13
                                                --------         -------
 Distributions to shareholders from
 Net investment income                             (0.03)          (0.04)
 Net realized gains                                (0.03)              0
                                                --------         -------
 Total distributions to shareholders               (0.06)          (0.04)
                                                --------         -------
 Net asset value, end of period                 $   8.94         $ 10.09
                                                --------         -------
 Total return                                    (10.73%)           1.28%
 Ratios/supplemental data
 Net assets, end of period (thousands)          $108,180         $77,647
 Ratios to average net assets
  Expenses++                                        0.97%           1.01%+
  Net investment income                             0.29%           0.68%+
 Portfolio turnover rate                              48%             23%


                                                               Period Ended
                                                            June 30, 1999 # (b)
 CLASS IS
 Net asset value beginning of period                               $8.56
                                                                   -----
 Income from investment operations
 Net investment income                                                 0
 Net realized and unrealized gains or losses on securities          0.08
                                                                   -----
 Total from investment operations                                   0.08
                                                                   -----
 Net asset value, end of period                                    $8.64
                                                                   -----
 Total return                                                       0.99%
 Ratios/supplemental data
 Net assets, end of period (thousands)                             $   1
 Ratios to average net assets
  Expenses++                                                        1.24%+
  Net investment income                                             0.00%+
  Portfolio turnover rate                                              48%

(a) For the period from December 23,1997 (commencement of Class operations) to June 30, 1998.
(b) For the period from December 31,1998 (commencement of Class operations) to June 30, 1999.
 + Annualized
++ The ratio of expenses to average net assets includes fee waivers and ex-
   cludes fee credits.
 # Net investment income or loss based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Select Social Principles Fund

                              Financial Highlights
                (For a share outstanding throughout each period)

                                                  Year Ended     Period Ended
                                                 June 30, 1999 June 30, 1998 (a)
 CLASS I (c)
 Net asset value beginning of period               $  38.95        $  36.65
                                                   --------        --------
 Income from investment operations
 Net investment income                                 0.11            0.03
 Net realized and unrealized gain on securities        0.09            2.31
                                                   --------        --------
 Total from investment operations                      0.20            2.34
                                                   --------        --------
 Distributions to shareholders from
 Net investment income                                (0.14)          (0.04)
 Net realized gains on securities                     (2.10)              0
                                                   --------        --------
 Total distributions                                  (2.24)          (0.04)
                                                   --------        --------
 Net asset value end of period                     $  36.91        $  38.95
                                                   --------        --------
 Total return                                          0.90%           6.38%
 Ratios/supplemental data
 Net assets end of period (thousands)              $134,476        $177,187
 Ratios to average net assets
  Expenses++                                           0.84%           0.86%+
  Net investment income                                0.33%           0.12%+
 Portfolio turnover rate                                 36%             24%


                                                  Year Ended     Period Ended
                                                 June 30, 1999 June 30, 1998 (b)
 CLASS IS
 Net asset value beginning of period               $  38.94        $  38.44
                                                   --------        --------
 Income from investment operations
 Net investment loss                                  (0.04)          (0.01)
 Net realized and unrealized gain on securities        0.14            0.52
                                                   --------        --------
 Total from investment operations                      0.10            0.51
                                                   --------        --------
 Distributions to shareholders from
 Net investment income                                (0.08)          (0.01)
 Net realized gains on securities                     (2.10)              0
                                                   --------        --------
 Total distributions                                  (2.18)          (0.01)
                                                   --------        --------
 Net asset value end of period                     $  36.86        $  38.94
                                                   --------        --------
 Total return                                          0.64%           1.32%
 Ratios/supplemental data
 Net assets end of period (thousands)              $     60        $    205
 Ratios to average net assets:
  Expenses++                                           1.09%           1.11%+
  Net investment income or loss                        0.06%          (0.12%)+
 Portfolio turnover rate                                 36%             24%

(a) For the period from November 24, 1997 (commencement of Class operations) to June 30, 1998.
(b) For the period from March 12, 1998 (commencement of Class operations) to June 30, 1998.
(c) On April 30, 1999, Class IC shares of the Fund were converted to Class I shares. Shareholders of Class IC shares became owners of that number of Class I shares having a net asset value equal to the net asset value of their shares immediately prior to the close of business on April 30, 1999. Class IC is the accounting survivor, its basis of accounting for assets and liabilities and its operating results for the periods prior to April 30, 1999 have been carried forward in these financial statements.
 + Annualized
++ The ratio of expenses to average net assets includes fee waivers and ex-cludes fee credits.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Special Equity Fund

                              Financial Highlights
                (For a share outstanding throughout each period)

                                                                                Year Ended          Period Ended
                              Year Ended June 30,           Period Ended   October 31, 1995 (b) October 31, 1994 (a)
                            ----------------------------      June 30,     ------------------- -------------------
                            1999 (f)    1998      1997    1996 (c) (d) (e)     Retail Class        Original Class
 CLASS I
 Net asset value
  beginning of period       $  11.25   $ 11.27   $ 11.86      $ 11.42            $  9.37              $ 10.00
                            --------   -------   -------      -------            -------              -------
 Income from investment
  operations
 Net investment income or
  loss                         (0.02)    (0.05)     0.02         0.07               0.12                 0.06
 Net realized and
  unrealized gains or
  losses on
  securities                    4.15      1.52      1.81         2.13               2.12                (0.63)
                            --------   -------   -------      -------            -------              -------
 Total from investment
  operations                    4.13      1.47      1.83         2.20               2.24                (0.57)
                            --------   -------   -------      -------            -------              -------
 Distributions to
  shareholders from
 Net investment income             0         0     (0.03)       (0.07)             (0.12)               (0.06)

 Net realized gains            (1.18)    (1.49)    (2.39)       (1.69)             (0.07)                   0
                            --------   -------   -------      -------            -------              -------
 Total distributions to
  shareholders                 (1.18)    (1.49)    (2.42)       (1.76)             (0.19)               (0.06)
                            --------   -------   -------      -------            -------              -------
 Net asset value, end of
  period                    $  14.20   $ 11.25   $ 11.27      $ 11.86            $ 11.42              $  9.37
                            --------   -------   -------      -------            -------              -------
 Total return                  42.02%    14.23%    17.94%       22.27%             24.44%               (5.72%)
 Ratios/supplemental data
 Net assets, end of
  period (thousands)        $116,966   $73,981   $71,980      $63,680            $57,396              $10,069
 Ratios to average net
  assets
 Expenses++                     1.06%     1.10%     0.84%        0.34%+             0.32%                0.15%+
 Net investment income or
  loss                         (0.36%)   (0.48%)    0.19%        0.94%+             1.14%                1.06%+
 Portfolio turnover rate          99%       62%       74%          72%               129%                  39%

(a) For the period from March 15, 1994 (commencement of Class operations) to October 31, 1994.
(b) On February 21, 1995, the shares of the Fund were redesignated as either Retail or Institutional shares. On that date, the Fund's net investment in-come, expenses and distributions for the period November 1, 1994 through February 20, 1995 were allocated to each Class of shares. The basis for the allocation was the relative net assets of each Class of shares as of Febru-ary 21, 1995. The results were combined with the results of operations and distributions for each applicable Class for the period February 21, 1995 through October 31, 1995. For the year ended October 31, 1995, the Finan-cial Highlights' ratio of expenses, net investment income, total return, and the per share investment activities and distributions reflect this al-location.
(c) For the period from November 1, 1995 to June 30, 1996. The Fund changed its fiscal year end from October 31 to June 30, effective June 30, 1996.
(d) On April 15, 1996, the Conestoga Special Equity Fund was acquired by the CoreFund Special Equity Fund ("CoreFund").
(e) On April 15, 1996, the Institutional Class shares of the CoreFund were ex-changed for Class Y shares and the Retail Class shares of the Core Fund were exchanged for Class A shares of the CoreFund.
(f) On July 24, 1998, the assets and certain liabilities of CoreFund were ac-quired by Evergreen Select Special Equity Fund ("Special Equity Fund"). Shareholders of CoreFund, Class Y became owners of that number of shares of Special Equity Fund, Class I having an aggregate net asset value equal to the aggregate net asset value of their shares of CoreFund immediately prior to the close of business on July 24, 1998. CoreFund is the accounting sur-vivor, its basis of accounting for assets and liabilities and its operating results for the periods prior to July 24, 1998 have been carried forward in these financial statements.
 + Annualized
++ The ratio of expenses to average net assets includes fee waivers and ex-cludes fee credits.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Special Equity Fund

                              Financial Highlights
                (For a share outstanding throughout each period)

                                                                               Year Ended          Period Ended
                             Year Ended June 30,          Period Ended    October 31, 1995 (b) October 31, 1994 (a)
                            -------------------------       June 30,      ------------------- -------------------
                            1999 (f)   1998     1997     1996 (c) (d) (e)     Retail Class        Original Class
 CLASS IS
 Net asset value
  beginning of period        $11.18   $11.25   $11.85        $11.42              $ 9.37              $ 10.00
                             ------   ------   ------        ------              ------              -------
 Income from investment
  operations
 Net investment income or
  loss                        (0.06)   (0.10)       0          0.08                0.12                 0.06
 Net realized and
  unrealized gains or
  losses on securities         4.11     1.52     1.81          2.11                2.12                (0.63)
                             ------   ------   ------        ------              ------              -------
 Total from investment
  operations                   4.05     1.42     1.81          2.19                2.24                (0.57)
                             ------   ------   ------        ------              ------              -------
 Distributions to
  shareholders from
 Net investment income            0        0    (0.02)        (0.07)              (0.12)               (0.06)
 Net realized gains           (1.18)   (1.49)   (2.39)        (1.69)              (0.07)                   0
                             ------   ------   ------        ------              ------              -------

 Total distributions to
  shareholders                (1.18)   (1.49)   (2.41)        (1.76)              (0.19)               (0.06)
                             ------   ------   ------        ------              ------              -------
 Net asset value, end of
  period                     $14.05   $11.18   $11.25        $11.85              $11.42              $  9.37
                             ------   ------   ------        ------              ------              -------
 Total return                 41.55%   13.78%   17.73%        22.14%              24.44%               (5.72%)
 Ratios/supplemental data
 Net assets, end of
  period (thousands)         $4,043   $2,981   $2,347        $1,144              $  734              $10,069
 Ratios to average net
  assets
 Expenses++                    1.31%    1.35%    1.14%         0.37%+              0.27%                0.15%+
 Net investment income or
  loss                        (0.61%)  (0.73%)  (0.12%)        0.91%+              1.29%                1.06%+
 Portfolio turnover rate         99%      62%      74%           72%                129%                  39%

(a) For the period from March 15, 1994 (commencement of Class operations) to October 31, 1994.
(b) On February 21, 1995, the shares of the Fund were redesignated as either Retail or Institutional shares. On that date, the Fund's net investment income, expenses and distributions for the period November 1, 1994 through February 20, 1995 were allocated to each Class of shares. The basis for the allocation was the relative net assets of each Class of shares as of February 21, 1995. The results were combined with the results of operations and distributions for each applicable Class for the period February 21, 1995 through October 31, 1995. For the year ended October 31, 1995, the Financial cial Highlights' ratio of expenses, net investment income, total return, and the per share investment activities and distributions reflect this location.
(c) For the period from November 1, 1995 to June 30, 1996. The Fund changed its fiscal year end from October 31 to June 30, effective June 30, 1996.
(d) On April 15, 1996, the Conestoga Special Equity Fund was acquired by the CoreFund Special Equity Fund ("CoreFund").
(e) On April 15, 1996, the Institutional Class shares of the CoreFund were exchanged for Class Y shares and the Retail Class shares of the Core Fund were exchanged for Class A shares of the CoreFund.
(f) On July 24, 1998, the assets and certain liabilities of CoreFund were acquired by Evergreen Select Special Equity Fund ("Special Equity Fund"). Shareholders of CoreFund, Class A and Class B became owners of that number of shares of Special Equity Fund, Class IS having an aggregate net asset value equal to the aggregate net asset value of their shares of CoreFund immediately prior to the close of business on July 24, 1998. CoreFund is the accounting survivor, its basis of accounting for assets and liabilities and its operating results for the periods prior to July 24, 1998 have been carried forward in these financial statements.
 +  Annualized
++ The ratio of expenses to average net assets includes fee waivers and excludes fee credits.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Strategic Growth Fund

                              Financial Highlights
                (For a share outstanding throughout each period)

                                               Year Ended     Period Ended
                                              June 30, 1999 June 30, 1998 (a)
 CLASS I
 Net asset value, beginning of period           $  38.41        $  32.45
                                                --------        --------
 Income from investment operations
 Net investment income                              0.08            0.04
 Net realized and unrealized gains or losses
  on securities                                     6.80            5.96
                                                --------        --------
 Total from investment operations                   6.88            6.00
                                                --------        --------
 Distributions to shareholders from
 Net investment income                             (0.09)          (0.04)
 Net realized gains                                (3.26)              0
                                                --------        --------
 Total distributions                               (3.35)          (0.04)
                                                --------        --------
 Net asset value, end of period                 $  41.94        $  38.41
                                                --------        --------
 Total return                                      19.22%          18.53%
 Ratios/supplemental data
 Net assets end of period (thousands)           $481,119        $321,532
 Ratios to average net assets
 Expenses++                                         0.72%           0.72%+
 Net investment income                              0.24%           0.19%+
 Portfolio turnover rate                             155%             80%


                                               Year Ended     Period Ended
                                              June 30, 1999 June 30, 1998 (b)
 CLASS IS
 Net asset value, beginning of period           $  38.36        $  36.10
                                                --------        --------
 Income from investment operations
 Net investment income or loss                      0.04           (0.08)
 Net realized and unrealized gains or losses
  on securities                                     6.73            2.34
                                                --------        --------
 Total from investment operations                   6.77            2.26
                                                --------        --------
 Distributions to shareholders from
 Net investment income                             (0.04)              0
 Net realized gains                                (3.26)              0
                                                --------        --------
 Total distributions                               (3.30)              0
                                                --------        --------
 Net asset value, end of period                 $  41.83        $  38.36
                                                --------        --------
 Total return                                      18.88%           6.29%
 Ratios/supplemental data
 Net assets end of period (thousands)           $ 12,650        $  2,373
 Ratios to average net assets
 Expenses++                                         0.97%           0.97%+
 Net investment loss                               (0.03%)         (0.27%)+
 Portfolio turnover rate                             155%             80%

(a) For the period from November 24, 1997 (commencement of Class operations) to June 30, 1998.
(b) For the period from February 27, 1998 (commencement of Class operations) to June 30, 1998.
 +  Annualized
++ The ratio of expenses to average net assets includes fee waivers and excludes fee credits.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Strategic Value Fund

                              Financial Highlights
                (For a share outstanding throughout each period)

                                               Year Ended     Period Ended
                                              June 30, 1999 June 30, 1998 (a)
 CLASS I
 Net asset value, beginning of period           $ 226.02        $ 203.35
                                                --------        --------
 Income from investment operations
 Net investment income                              3.31            1.60
 Net realized and unrealized gains or losses
  on securities                                    15.66           22.67
                                                --------        --------
 Total from investment operations                  18.97           24.27
                                                --------        --------
 Distributions to shareholders from
 Net investment income                             (2.93)          (1.60)
 Net realized gains                                (4.89)              0
                                                --------        --------
 Total distributions to shareholders               (7.82)          (1.60)
                                                --------        --------
 Net asset value, end of period                 $ 237.17        $ 226.02
                                                --------        --------
 Total return                                       8.85%          11.95%
 Ratios/supplemental data
 Net assets, end of period (thousands)          $530,995        $287,194
 Ratios to average net assets
  Expenses++                                        0.71%           0.75%+
  Net investment income                             1.61%           1.26%+
 Portfolio turnover rate                              41%             12%


                                               Year Ended     Period Ended
                                              June 30, 1999 June 30, 1998 (b)
 CLASS IS
 Net asset value, beginning of period           $ 226.04        $ 223.08
                                                --------        --------
 Income from investment operations
 Net investment income                              2.87            0.61
 Net realized and unrealized gains or losses
  on securities                                    15.62            3.13
                                                --------        --------
 Total from investment operations                  18.49            3.74
                                                --------        --------
 Distributions to shareholders from
 Net investment income                             (2.41)          (0.78)
 Net realized gains                                (4.89)              0
                                                --------        --------
 Total distributions to shareholders               (7.30)          (0.78)
                                                --------        --------
 Net asset value, end of period                 $ 237.23        $ 226.04
                                                --------        --------
 Total return                                       8.60%           1.68%
 Ratios/supplemental data
 Net assets, end of period (thousands)          $  1,810        $  1,327
 Ratios to average net assets
  Expenses++                                        0.96%           1.00%+
  Net investment income                             1.34%           0.93%+
 Portfolio turnover rate                              41%             12%

(a) For the period from November 24, 1997 (commencement of Class operations) to June 30, 1998.
(b) For the period from March 11, 1998 (commencement of Class operations) to June 30, 1998.
 +  Annualized
++ The ratio of expenses to average net assets includes fee waivers and excludes fee credits.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Select Balanced Fund

                            Schedule of Investments
                                 June 30, 1999


   Shares                                                              Value

 COMMON STOCKS - 55.3%
             Automotive Equipment & Manufacturing - 1.4%
      78,900 Ford Motor Co.......................................   $  4,452,919
      81,000 Goodyear Tire & Rubber Co...........................      4,763,812
                                                                    ------------
                                                                       9,216,731
                                                                    ------------
             Banks - 4.7%
     136,900 Bank One Corp.......................................      8,154,106
     136,000 BankAmerica Corp....................................      9,970,500
      83,200 BankBoston Corp.....................................      4,253,600
     108,800 Fleet Financial Group, Inc..........................      4,828,000
      95,600 Mellon Bank Corp....................................      3,477,450
                                                                    ------------
                                                                      30,683,656
                                                                    ------------
             Chemical & Agricultural
              Products - 0.6%
     105,200 Monsanto Co.........................................      4,148,825
                                                                    ------------
             Communication Systems & Services - 5.5%
     234,000 *Cisco Systems, Inc.................................     15,049,125
      95,100 Lucent Technologies, Inc............................      6,413,306
     172,000 *MCI WorldCom, Inc..................................     14,802,750
                                                                    ------------
                                                                      36,265,181
                                                                    ------------
             Consumer Products &
              Services - 1.6%
      31,800 Gillette Co.........................................      1,303,800
     106,700 Procter & Gamble Co.................................      9,522,975
                                                                    ------------
                                                                      10,826,775
                                                                    ------------
             Diversified Companies - 2.5%
      41,700 Textron, Inc........................................      3,432,431
     136,800 Tyco International Ltd..............................     12,961,800
                                                                    ------------
                                                                      16,394,231
                                                                    ------------
             Electrical Equipment &
              Services - 2.0%
     114,500 General Electric Co.................................     12,938,500
                                                                    ------------
             Environmental Services - 1.6%
     197,900 Waste Management, Inc...............................     10,637,125
                                                                    ------------
             Finance & Insurance - 5.0%
     204,700 Allstate Corp.......................................      7,343,612
      32,000 American International Group, Inc...................      3,746,000
     208,050 Citigroup, Inc......................................      9,882,375
     128,200 Federal National Mortgage Assoc.....................      8,765,675
      39,700 Merrill Lynch & Co., Inc............................      3,173,519
                                                                    ------------
                                                                      32,911,181
                                                                    ------------
             Food & Beverage Products - 3.8%
      68,100 Anheuser Busch Companies, Inc.......................      4,830,844
      83,900 Coca Cola Co........................................      5,243,750
      65,800 *Kroger Co..........................................      1,838,288
      90,000 Nabisco Holdings Corp. Cl. A........................      3,892,500
      95,100 Philip Morris Companies, Inc........................      3,821,831
     104,800 *Safeway, Inc.......................................      5,187,600
                                                                    ------------
                                                                      24,814,813
                                                                    ------------

   Shares                                                           Value

 COMMON STOCKS - continued
             Healthcare Products & Services - 5.5%
     106,300 Bristol-Myers Squibb Co..........................   $  7,487,506
      46,487 Johnson & Johnson................................      4,555,726
      24,700 McKesson HBOC, Inc...............................        793,488
      35,300 Merck & Co., Inc.................................      2,612,200
      83,900 Pfizer, Inc......................................      9,208,025
      45,000 Pharmacia & Upjohn, Inc..........................      2,556,562
     134,000 Warner-Lambert Co................................      9,296,250
                                                                 ------------
                                                                   36,509,757
                                                                 ------------
             Information Services & Technology - 8.4%
      59,500 *America Online, Inc.............................      6,574,750
     321,900 Compaq Computer Corp.............................      7,625,006
     174,600 *Compuware Corp..................................      5,554,463
     109,800 *EMC Corp........................................      6,039,000
      97,000 Intel Corp.......................................      5,771,500
      67,900 International Business Machines Corp.............      8,776,075
     167,400 *Microsoft Corp..................................     15,097,387
                                                                 ------------
                                                                   55,438,181
                                                                 ------------
             Metal Products & Services - 0.8%
      85,500 Alcoa, Inc.......................................      5,290,313
                                                                 ------------
             Oil/Energy - 2.7%
      90,800 Mobil Corp.......................................      8,989,200
     140,400 Texaco, Inc......................................      8,775,000
                                                                 ------------
                                                                   17,764,200
                                                                 ------------
             Paper & Packaging - 0.2%
      23,100 International Paper Co...........................      1,166,550
                                                                 ------------
             Printing, Publishing, Broadcasting &
              Entertainment - 2.4%
     143,500 News Corp, Ltd...................................      5,067,344
      43,700 Omnicom Group, Inc...............................      3,496,000
      96,900 Time Warner, Inc.................................      7,122,150
                                                                 ------------
                                                                   15,685,494
                                                                 ------------
             Retailing & Wholesale - 2.6%
     250,700 Dayton Hudson Corp...............................     16,295,500
      19,500 Lowe's Companies, Inc............................      1,105,406
                                                                 ------------
                                                                   17,400,906
                                                                 ------------
             Telecommunication Services & Equipment - 0.2%
      42,200 Centurytel, Inc..................................      1,677,450
                                                                 ------------
             Transportation - 0.7%
     142,200 Burlington Northern Santa Fe Corp................      4,408,200
                                                                 ------------
             Utilities - Electric - 1.4%
     186,600 Cinergy Corp.....................................      5,971,200
      60,205 Duke Power Co....................................      3,273,647
                                                                 ------------
                                                                    9,244,847
                                                                 ------------
             Utilities - Telephone - 1.7%
     147,600 GTE Corp.........................................     11,180,700
                                                                 ------------
             Total Common Stocks
              (cost $300,580,380).............................    364,603,616
                                                                 ------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Select Balanced Fund

                       Schedule of Investments(continued)
                                 June 30, 1999

  Principal
   Amount                                                           Value

 CORPORATE BONDS - 13.5%
             Aerospace & Defense - 0.9%
 $ 5,371,000 Jet Equipment Trust 144A
              9.41%, 6/15/2010................................      5,961,633
                                                                 ------------
             Banks - 2.2%
 $ 2,302,000 Boatmen's Bancshares, Inc.
              6.75%, 3/15/2003................................   $  2,312,762
   3,836,000 First Chicago Corp.
              9.875%, 8/15/2000...............................      3,989,681
   7,673,000 NationsBank Corp.
              7.625%, 4/15/2005...............................      8,015,024
                                                                 ------------
                                                                   14,317,467
                                                                 ------------
             Chemical & Agricultural
              Products - 0.6%
   3,836,000 Dow Chemical Co. 8.625%, 4/1/2006................      4,177,178
                                                                 ------------
             Communication Systems &  Services - 1.3%
   9,000,000 Comcast Cable Communications I 6.20%,
              11/15/2008......................................      8,395,497
                                                                 ------------
             Consumer Products &
              Services - 0.5%
   3,299,000 Stanley Works
              7.375%, 12/15/2002..............................      3,356,963
                                                                 ------------
             Finance & Insurance - 4.1%
   4,220,000 Dean Witter, Discover & Co.
              6.75%, 10/15/2013...............................      4,128,257
   4,200,000 General Electric Capital Corp.
              8.75%, 3/14/2003................................      4,528,885
   2,110,000 International Bank For Reconstruction &
              Development Co. COLTS
              7.95%, 5/15/2016................................      2,364,086
   5,000,000 Liberty Financial Cos. Incorporated 7.625%,
              11/15/2028......................................      4,923,970
   7,673,000 Loews Corp.
              6.75%, 12/15/2006...............................      7,503,043
   3,836,000 Merrill Lynch & Co., Inc. 7.00%, 4/27/2008.......      3,810,311
                                                                 ------------
                                                                   27,258,552
                                                                 ------------
             Food & Beverage Products - 0.6%
   3,836,000 General Mills, Inc.
              9.00%, 12/20/2002...............................      4,122,960
                                                                 ------------
             Healthcare Products & Services - 0.6%
   3,836,000 Baxter International
              7.25%, 2/15/2008................................      3,895,143
                                                                 ------------
             Industrial Specialty Products &  Services - 0.2%
   1,074,000 Waste Management, Inc.
              8.75%, 5/1/2018.................................      1,181,225
                                                                 ------------
             Oil/Energy - 1.3%
   3,069,000 Atlantic Richfield Co.
              9.00%, 4/1/2021.................................      3,682,668
   5,000,000 Calenergy Incorporated
              7.52%, 9/15/2008................................      5,004,365
                                                                 ------------
                                                                    8,687,033
                                                                 ------------

  Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
             Paper & Packaging - 0.8%
 $ 5,000,000 Donohue Forest Products Inc
              7.625%, 5/15/2007.................................   $  5,060,685
                                                                   ------------
             Utilities - Electric - 0.4%
   2,762,000 Union Electric Co.
              8.00%, 12/15/2022.................................      2,761,829
                                                                   ------------
             Total Corporate Bonds
              (cost $94,170,987)................................     89,176,165
                                                                   ------------
 YANKEE OBLIGATIONS - 0.6%
   3,836,000 Province of Ontario, Canada
              7.75%, 6/4/2002
              (cost, $4,112,729)................................      3,973,636
                                                                   ------------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS - 30.1%
             Mortgage Pass-Through  Certificates - 0.8%
             Government National Mortgage Association
   1,027,828  8.50%, 5/15/2021..................................      1,077,568
     479,165  8.50%, 7/15/2021..................................        502,353
   1,350,940  8.50%, 6/15/2022..................................      1,416,316
     753,200  9.00%, 9/15/2021..................................        800,342
     837,656  9.00%, 10/15/2021.................................        890,085
     563,028  9.50%, 2/15/2021..................................        607,257
                                                                   ------------
                                                                      5,293,921
                                                                   ------------
             Treasury Notes & Bonds - 29.3%
             U.S. Treasury Bonds
  15,346,000  7.625%, 2/15/2007.................................     15,916,687
  16,800,000  7.875%, 2/15/2021.................................     19,902,758
   4,000,000  8.75%, 5/15/2017..................................      5,035,000
  16,113,000  8.875%, 8/15/2017.................................     20,528,977
  17,428,000  9.125%, 5/15/2018.................................     22,781,673
             U.S. Treasury Notes
  17,800,000  5.875%, 7/31/1999.................................     17,816,696
  14,650,000  6.00%, 8/15/1999..................................     14,677,469
  14,500,000  6.625%, 4/30/2002.................................     14,867,038
  12,579,000  7.75%, 11/30/1999.................................     12,720,514
  47,173,000  7.75%, 2/15/2001..................................     48,809,337
                                                                   ------------
                                                                    193,056,149
                                                                   ------------
             Total U.S. Government & Agency Obligations (cost
              $204,274,857).....................................    198,350,070
                                                                   ------------
 SHORT-TERM INVESTMENTS - 0.9%
             Repurchase Agreement - 0.9%
   5,783,790 Dresdner Bank AG Repo 4.75%, purchased 6/30/1999, maturing 7/1/1999, maturity value $5,784,553
              (cost $5,783,790) (a).............................      5,783,790
                                                                   ------------

             Total Investments -
              (cost $608,922,743)........................   100.4%  661,887,277
             Other Assets and Liabilities - net..........    (0.4)   (2,749,470)
                                                            -----  ------------
             Net Assets..................................   100.0% $659,137,807
                                                            =====  ============

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Select Balanced Fund

                       Schedule of Investments(continued)
                                 June 30, 1999

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at June 30, 1999.
*    Non-income producing security
144A Securities that may be resold to "qualified institutional buyers" under rule 144A of the securities act of 1933. These securities have been determined to be liquid under guidelines established by the Fund's Board of Trustees.

Summary of Abbreviations:
COLTS Continuously Offered Longer-term Securities

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Select Core Equity Fund

                            Schedule of Investments
                                 June 30, 1999


   Shares                                                              Value

 COMMON STOCKS - 97.2%
             Automotive Equipment &  Manufacturing - 1.3%
     235,000 Arvin Industries, Inc. .............................   $  8,900,625
     280,000 Ford Motor Co. .....................................     15,802,500
                                                                    ------------
                                                                      24,703,125
                                                                    ------------
             Banks - 5.5%
     300,000 Bank One Corp. .....................................     17,868,750
     525,000 BankAmerica Corp. ..................................     38,489,063
     225,000 BankBoston Corp. ...................................     11,503,125
     240,000 Chase Manhattan Corp. ..............................     20,790,000
     205,000 Fleet Financial Group, Inc. ........................      9,096,875
     250,000 US Bancorp..........................................      8,500,000
                                                                    ------------
                                                                     106,247,813
                                                                    ------------
             Building, Construction &  Furnishings - 0.1%
      80,000 Masco Corp. ........................................      2,310,000
                                                                    ------------
             Business Equipment &
              Services - 0.5%
     850,000 *Office Max, Inc. ..................................     10,200,000
                                                                    ------------
             Capital Goods - 0.3%
     135,000 Deere & Co. ........................................      5,349,375
                                                                    ------------
             Chemical & Agricultural  Products - 1.4%
     300,000 *Cytec Industries, Inc. ............................      9,562,500
     260,000 Du Pont (E. I.) De Nemours & Co. ...................     17,761,250
                                                                    ------------
                                                                      27,323,750
                                                                    ------------
             Communication Systems &  Services - 5.2%
     680,000 *Cisco Systems, Inc. ...............................     43,732,500
     425,000 *MCI WorldCom, Inc. ................................     36,576,563
     300,000 *Tellabs, Inc. .....................................     20,268,750
                                                                    ------------
                                                                     100,577,813
                                                                    ------------
             Consumer Products &
              Services - 2.6%
     175,000 *Cendant Corp. .....................................      3,587,500
      60,000 Colgate-Palmolive Co. ..............................      5,925,000
     210,000 Gillette Co. .......................................      8,610,000
     250,000 Liz Claiborne, Inc. ................................      9,125,000
     175,000 Procter & Gamble Co. ...............................     15,618,750
     100,000 *R.J. Reynolds Tobacco Holdings, Inc. ..............      3,150,000
      50,000 Whirlpool Corp. ....................................      3,700,000
                                                                    ------------
                                                                      49,716,250
                                                                    ------------
             Diversified Companies - 1.4%
     245,000 Allied Signal, Inc. ................................     15,435,000
     120,000 Tyco International Ltd. ............................     11,370,000
                                                                    ------------
                                                                      26,805,000
                                                                    ------------
             Electrical Equipment &
              Services - 5.8%
   1,000,000 General Electric Co. ...............................    113,000,000
                                                                    ------------
             Environmental Services - 1.1%
     360,000 *Allied Waste Industries, Inc. .....................      7,110,000
     250,000 Waste Management, Inc. .............................     13,437,500
                                                                    ------------
                                                                      20,547,500
                                                                    ------------

   Shares                                                              Value

 COMMON STOCKS - continued
             Finance & Insurance - 8.8%
      30,000 Aetna, Inc. ........................................   $  2,683,125
     150,000 Allmerica Financial Corp. ..........................      9,121,875
     425,000 Allstate Corp. .....................................     15,246,875
     150,000 American International Group, Inc. .................     17,559,375
     450,000 Citigroup, Inc. ....................................     21,375,000
     150,000 Federal Home Loan Mortgage Corp. ...................      8,700,000
     260,000 Franklin Resources, Inc. ...........................     10,562,500
     175,000 Hartford Financial Services Group, Inc. ............     10,204,687
     125,000 Loews Corp. ........................................      9,890,625
      80,000 Merrill Lynch & Co., Inc. ..........................      6,395,000
     230,000 MGIC Investment Corp. ..............................     11,183,750
     200,000 Morgan Stanley, Dean Witter & Co. ..................     20,500,000
     200,000 PMI Group, Inc. ....................................     12,562,500
      60,000 Providian Financial Corp. ..........................      5,610,000
     179,990 Radian Group, Inc. .................................      8,785,762
                                                                    ------------
                                                                     170,381,074
                                                                    ------------
             Food & Beverage Products - 7.0%
     220,000 Bestfoods...........................................     10,890,000
     800,000 Coca Cola Co. ......................................     50,000,000
     125,000 Fortune Brands, Inc. ...............................      5,171,875
     100,000 *Kroger Co. ........................................      2,793,750
     300,000 Nabisco Group Holding Corp. ........................      5,868,750
     750,000 Philip Morris Companies, Inc. ......................     30,140,625
      70,000 Ralston Purina Co. .................................      2,130,625
     235,000 *Safeway, Inc. .....................................     11,632,500
     435,000 Sara Lee Corp. .....................................      9,869,063
     200,000 *United States Foodservice..........................      8,525,000
                                                                    ------------
                                                                     137,022,188
                                                                    ------------
             Healthcare Products &
              Services - 13.9%
     450,000 Abbott Laboratories.................................     20,475,000
     250,000 *Amgen, Inc. .......................................     15,218,750
     260,000 *Boston Scientific Corp. ...........................     11,423,750
     600,000 Bristol-Myers Squibb Co. ...........................     42,262,500
     270,000 *Covance, Inc. .....................................      6,463,125
     100,000 *Guidant Corp. .....................................      5,143,750
     305,000 *Health Management Associates, Inc. Cl. A ..........      3,431,250
     200,000 *HEALTHSOUTH Corp. .................................      2,987,500
     200,000 Johnson & Johnson...................................     19,600,000
     205,000 *Lincare Holdings, Inc. ............................      5,125,000
     125,000 Medtronic, Inc. ....................................      9,734,375
     300,000 Merck & Co., Inc. ..................................     22,200,000
     250,000 Mylan Laboratories, Inc. ...........................      6,625,000
     175,000 Pfizer, Inc. .......................................     19,206,250
     215,000 *Quintiles Transnational Corp. .....................      9,030,000
     400,000 Schering-Plough Corp. ..............................     21,200,000
      70,000 SmithKline Beecham Plc, ADR.........................      4,624,375
     475,000 *Tenet Healthcare Corp. ............................      8,817,187
     200,000 Teva Pharmaceutical Industries Ltd., ADR............      9,800,000
     375,000 Warner-Lambert Co. .................................     26,015,625
                                                                    ------------
                                                                     269,383,437
                                                                    ------------
             Industrial Specialty Products
              & Services - 0.3%
     200,000 Trinity Industries, Inc. ...........................      6,700,000
                                                                    ------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Select Core Equity Fund

                       Schedule of Investments(continued)
                                 June 30, 1999


   Shares                                                              Value

 COMMON STOCKS - continued
             Information Services &  Technology - 18.6%
     350,000 *Adaptec, Inc. .....................................   $ 12,359,375
     140,000 *Altera Corp. ......................................      5,153,750
     200,000 *Applied Materials, Inc. ...........................     14,775,000
     675,000 Compaq Computer Corp. ..............................     15,989,062
     300,000 Computer Associates
              International, Inc. ...............................     16,500,000
     230,000 *Compuware Corp. ...................................      7,316,875
     150,000 *Comverse Technology, Inc. .........................     11,325,000
     380,000 *Dell Computer Corp. ...............................     14,060,000
     190,000 *EMC Corp. .........................................     10,450,000
     720,000 Intel Corp. ........................................     42,840,000
     560,000 International Business Machines Corp. ..............     72,380,000
   1,100,000 *Microsoft Corp. ...................................     99,206,250
     200,000 *Network Associates, Inc. ..........................      2,937,500
     525,000 *Oracle Systems Corp. ..............................     19,490,625
     500,000 *Quantum Corp. .....................................     12,062,500
     100,000 *Synopsys, Inc. ....................................      5,518,750
                                                                    ------------
                                                                     362,364,687
                                                                    ------------
             Metal Products & Services - 0.4%
     130,000 Alcoa, Inc. ........................................      8,043,750
                                                                    ------------
             Oil/Energy - 5.0%
      65,000 Elf Aquitaine, ADR..................................      4,781,563
     110,000 Enron Corp. ........................................      8,992,500
     330,000 Exxon Corp. ........................................     25,451,250
     450,000 MCN Energy Group, Inc. .............................      9,337,500
     130,000 Mobil Corp. ........................................     12,870,000
     725,000 *Newpark Resources, Inc. ...........................      6,434,375
     185,000 Texaco, Inc. .......................................     11,562,500
     365,000 Tosco Corp. ........................................      9,467,187
     390,000 Ultramar Diamond Shamrock Corp. ....................      8,506,875
                                                                    ------------
                                                                      97,403,750
                                                                    ------------
             Oil Field Services - 0.8%
     160,000 Diamond Offshore Drilling, Inc. ....................      4,540,000
     160,000 Schlumberger Ltd. ..................................     10,190,000
                                                                    ------------
                                                                      14,730,000
                                                                    ------------
             Paper & Packaging - 1.7%
     200,000 Bowater, Inc. ......................................      9,450,000
     260,000 Kimberly-Clark Corp. ...............................     14,820,000
     150,000 *Sealed Air Corp. ..................................      9,731,250
                                                                    ------------
                                                                      34,001,250
                                                                    ------------
             Printing, Publishing,
              Broadcasting &
              Entertainment - 0.6%
     165,000 Time Warner, Inc. ..................................     12,127,500
                                                                    ------------
             Real Estate - 0.8%
     350,000 FelCor Lodging Trust, Inc. REIT.....................      7,262,500
     340,000 Simon Property Group Inc. REIT......................      8,627,500
                                                                    ------------
                                                                      15,890,000
                                                                    ------------

   Shares                                                            Value

 COMMON STOCKS - continued
             Retailing & Wholesale - 7.2%
     150,000 *Best Buy Co., Inc. .............................   $   10,125,000
     250,000 Dayton Hudson Corp. .............................       16,250,000
     370,000 Family Dollar Stores, Inc. ......................        8,880,000
     235,000 *Federated Department Stores, Inc. ..............       12,440,312
     440,000 Home Depot, Inc. ................................       28,352,500
     200,000 Lowe's Companies, Inc. ..........................       11,337,500
     500,000 *Reebok International Ltd........................        9,312,500
     140,000 Sears, Roebuck & Co. ............................        6,238,750
     385,000 *Toys R Us, Inc. ................................        7,964,688
     600,000 Wal-Mart Stores, Inc. ...........................       28,950,000
                                                                 --------------
                                                                    139,851,250
                                                                 --------------
             Telecommunication Services
              & Equipment - 0.6%
     187,500 Centurytel, Inc. ................................        7,453,125
      40,000 Nokia Corp., ADR.................................        3,662,500
                                                                 --------------
                                                                     11,115,625
                                                                 --------------
             Textile & Apparel - 0.1%
     138,200 *Fruit Of The Loom Ltd. Cl. A....................        1,347,450
                                                                 --------------
             Transportation - 0.9%
     300,000 Burlington Northern Santa Fe Corp. ..............        9,300,000
     140,000 Kansas City Southern Industries, Inc. ...........        8,933,750
                                                                 --------------
                                                                     18,233,750
                                                                 --------------
             Utilities - Electric - 1.5%
     300,000 Cinergy Corp. ...................................        9,600,000
     200,000 CMS Energy Corp. ................................        8,375,000
      40,000 FPL Group, Inc. .................................        2,185,000
     200,000 GPU, Inc. .......................................        8,437,500
                                                                 --------------
                                                                     28,597,500
                                                                 --------------
             Utilities - Telephone - 3.8%
     190,000 Ameritech Corp. .................................       13,965,000
     360,000 AT&T Corp. ......................................       20,092,500
     390,000 GTE Corp. .......................................       29,542,500
     200,000 Sprint Corp. ....................................       10,562,500
                                                                 --------------
                                                                     74,162,500
                                                                 --------------
             Total Common Stocks
              (cost $1,308,724,910)...........................   $1,888,136,337
                                                                 --------------
  Principal
   Amounrt

SHORT-TERM INVESTMENTS - 2.7%
             Repurchase Agreement - 1.8%
 $34,586,097 Dresdner Bank AG 4.75%, purchased 6/30/1999,
              maturing 7/1/1999, maturity value $34,590,660
              (cost $34,586,097) (a)..........................   $   34,586,097
                                                                 --------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Select Core Equity Fund

                       Schedule of Investments(continued)
                                 June 30, 1999


   Shares                                                              Value

SHORT-TERM INVESTMENTS - continued
             Money Market Shares - 0.9%
  18,292,686 Valiant General Fund................................   $ 18,292,686
                                                                    ------------
             Total Short-Term Investments
              (cost $52,878,783).................................     52,878,783
                                                                    ------------
             Total Investments -
              (cost $1,361,603,693).....................    99.9%  1,941,015,120
             Other Assets and
              Liabilities - net.........................     0.1       2,707,792
                                                           -----  --------------
             Net Assets.................................   100.0% $1,943,722,912
                                                           =====  ==============

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at June 30, 1999.
 *  Non-income producing security

Summary of Abbreviations:
ADR  American Depository Receipts
REIT Real Estate Investment Trust

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Select Diversified Value Fund

                            Schedule of Investments
                                 June 30, 1999


   Shares                                                              Value

 COMMON STOCKS - 99.4%
             Aerospace & Defense - 1.1%
     100,000 Raytheon Co. Cl. A..................................   $  6,887,500
                                                                    ------------
             Automotive Equipment & Manufacturing - 2.3%
     185,000 Ford Motor Co.......................................     10,440,938
      65,000 * Lear Corp. .......................................      3,233,750
                                                                    ------------
                                                                      13,674,688
                                                                    ------------
             Banks - 6.8%
     185,000 Bank One Corp. .....................................     11,019,062
      90,000 BankAmerica Corp. ..................................      6,598,125
      35,000 Chase Manhattan Corp. ..............................      3,031,875
     250,000 PNC Bank Corp.......................................     14,406,250
     160,000 SouthTrust Corp. ...................................      6,140,000
                                                                    ------------
                                                                      41,195,312
                                                                    ------------
             Building, Construction & Furnishings - 0.8%
     170,000 Masco Corp..........................................      4,908,750
                                                                    ------------
             Business Equipment &
              Services - 0.3%
     160,000 * Office Max, Inc...................................      1,920,000
                                                                    ------------
             Capital Goods - 0.3%
      50,000 Deere & Co. ........................................      1,981,250
                                                                    ------------
             Chemical & Agricultural
              Products - 1.9%
     100,000 * Cytec Industries, Inc.............................      3,187,500
      30,000 Hercules, Inc. .....................................      1,179,375
     200,000 IMC Global, Inc.....................................      3,525,000
      75,000 Praxair, Inc. ......................................      3,670,313
                                                                    ------------
                                                                      11,562,188
                                                                    ------------
             Communication Systems &
              Services - 4.5%
      90,000 * Cisco Systems, Inc................................      5,788,125
     148,000 Lucent Technologies, Inc............................      9,980,750
      75,000 * MCI WorldCom, Inc.................................      6,454,687
      80,000 * Tellabs, Inc......................................      5,405,000
                                                                    ------------
                                                                      27,628,562
                                                                    ------------
             Consumer Products &
              Services - 3.2%
     100,000 Gillette Co. .......................................      4,100,000
      70,000 Procter & Gamble Co.................................      6,247,500
      31,666 * R.J. Reynolds Tobacco Holdings, Inc. .............        997,479
     110,000 Whirlpool Corp. ....................................      8,140,000
                                                                    ------------
                                                                      19,484,979
                                                                    ------------
             Diversified Companies - 4.1%
      25,000 Textron, Inc. ......................................      2,057,812
     240,000 Tyco International Ltd. ............................     22,740,000
                                                                    ------------
                                                                      24,797,812
                                                                    ------------

   Shares                                                              Value

 COMMON STOCKS - continued
             Electrical Equipment &
              Services - 5.4%
     120,000 General Electric Co. ...............................    $13,560,000
     200,000 Motorola, Inc.......................................     18,950,000
                                                                    ------------
                                                                      32,510,000
                                                                    ------------
             Finance & Insurance - 11.8%
     145,000 Allstate Corp.......................................      5,201,875
      55,000 American Express Co. ...............................      7,156,875
      96,600 American International
              Group, Inc.........................................     11,308,237
     150,000 Citigroup, Inc......................................      7,125,000
     125,000 Conseco, Inc........................................      3,804,688
      70,000 Federal National Mortgage Assoc. ...................      4,786,250
      90,000 Lehman Brothers Holdings, Inc. .....................      5,602,500
      90,000 Merrill Lynch & Co., Inc. ..........................      7,194,375
      65,000 MGIC Investment Corp. ..............................      3,160,625
     100,000 Morgan Stanley, Dean Witter & Co. ..................     10,250,000
      80,000 Nationwide Financial Services, Inc.
              Cl. A..............................................      3,620,000
      70,000 Price (T.) Rowe & Associates, Inc. .................      2,686,250
                                                                    ------------
                                                                      71,896,675
                                                                    ------------
             Food & Beverage Products - 5.1%
     130,000 Bestfoods...........................................      6,435,000
      60,000 Coca Cola Co. ......................................      3,750,000
     190,000 Fortune Brands, Inc.................................      7,861,250
      95,000 Nabisco Group Holding Corp..........................      1,858,437
     200,000 Philip Morris Companies, Inc........................      8,037,500
      57,000 * Tricon Global Restaurants, Inc. ..................      3,085,125
                                                                    ------------
                                                                      31,027,312
                                                                    ------------
             Healthcare Products &
              Services - 9.3%
     100,000 * Amgen, Inc. ......................................      6,087,500
     144,000 * Boston Scientific Corp. ..........................      6,327,000
      85,000 Bristol-Myers Squibb Co.............................      5,987,187
     150,000 * Health Management Associates, Inc. Cl. A .........      1,687,500
      30,000 Johnson & Johnson...................................      2,940,000
     170,000 * Lincare Holdings, Inc.............................      4,250,000
      80,000 Pfizer, Inc.........................................      8,780,000
     150,000 Pharmacia & Upjohn, Inc. ...........................      8,521,875
      65,000 SmithKline Beecham Plc, ADR.........................      4,294,063
     100,000 Teva Pharmaceutical Industries
              Ltd., ADR..........................................      4,900,000
     100,000 Varian Med Systems, Inc.............................      2,525,000
                                                                    ------------
                                                                      56,300,125
                                                                    ------------
             Information Services & Technology - 11.0%
     113,000 * Adaptec, Inc. ....................................      3,990,312
      30,000 * America Online, Inc...............................      3,315,000
     100,000 * Apple Computer....................................      4,631,250
      85,000 * Applied Materials, Inc. ..........................      6,279,375
      85,000 Compaq Computer Corp. ..............................      2,013,438
      60,000 * Comverse Technology, Inc. ........................      4,530,000
      70,000 * EMC Corp. ........................................      3,850,000
      80,000 Intel Corp. ........................................      4,760,000

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Select Diversified Value Fund

                       Schedule of Investments(continued)
                                 June 30, 1999


   Shares                                                             Value

 COMMON STOCKS - continued
             Information Services & Technology - continued
      70,000 International Business Machines Corp...............   $  9,047,500
     220,000 * Microsoft Corp...................................     19,841,250
     178,000 * Quantum Corp.....................................      4,294,250
                                                                   ------------
                                                                     66,552,375
                                                                   ------------
             Metal Products & Services - 1.8%
      81,910 Alcoa, Inc. .......................................      5,068,181
     225,000 USX United States Steel Group......................      6,075,000
                                                                   ------------
                                                                     11,143,181
                                                                   ------------
             Natural Gas - 0.9%
     160,000 El Paso Energy Corp................................      5,630,000
                                                                   ------------
             Oil / Energy - 6.9%
      60,000 Anadarko Petroleum Corp............................      2,208,750
      90,000 Apache Corp. ......................................      3,510,000
      60,000 Atlantic Richfield Co..............................      5,013,750
     100,000 Elf Aquitaine, ADR.................................      7,356,250
     100,000 Mobil Corp.........................................      9,900,000
     513,000 Reliant Energy, Inc. ..............................     14,171,625
                                                                   ------------
                                                                     42,160,375
                                                                   ------------
             Oil Field Services - 1.0%
      71,500 Diamond Offshore Drilling, Inc.....................      2,028,813
     135,000 Tidewater, Inc. ...................................      4,117,500
                                                                   ------------
                                                                      6,146,313
                                                                   ------------
             Paper & Packaging - 1.7%
     150,000 Bowater, Inc. .....................................      7,087,500
      55,000 Kimberly-Clark Corp. ..............................      3,135,000
                                                                   ------------
                                                                     10,222,500
                                                                   ------------
             Printing, Publishing, Broadcasting &
              Entertainment - 3.2%
      85,000 Omnicom Group, Inc.................................      6,800,000
     175,000 Time Warner, Inc. .................................     12,862,500
                                                                   ------------
                                                                     19,662,500
                                                                   ------------
             Real Estate - 0.6%
     150,000 Simon Property Group Inc. REIT.....................      3,806,250
                                                                   ------------
             Retailing & Wholesale - 6.8%
     100,000 * Abercrombie & Fitch Co. .........................      4,800,000
      80,000 Circuit City Stores, Inc...........................      7,440,000
      69,000 Dayton Hudson Corp. ...............................      4,485,000
     150,000 Lowe's Companies, Inc..............................      8,503,125

   Shares                                                              Value

 COMMON STOCKS - continued
             Retailing & Wholesale - continued
      45,000 Sears, Roebuck & Co.................................   $  2,005,313
     115,000 * Toys R Us, Inc....................................      2,379,062
     242,000 Wal-Mart Stores, Inc. ..............................     11,676,500
                                                                    ------------
                                                                      41,289,000
                                                                    ------------
             Telecommunication Services & Equipment - 3.2%
     120,000 Centurytel, Inc.....................................      4,770,000
     160,000 Nokia Corp., ADR....................................     14,650,000
                                                                    ------------
                                                                      19,420,000
                                                                    ------------
             Textile & Apparel - 0.3%
      45,000 V. F. Corp..........................................      1,923,750
                                                                    ------------
             Transportation - 1.3%
     125,000 * Continental Airlines, Inc.........................      4,703,125
      50,000 Delta Air Lines, Inc................................      2,881,250
                                                                    ------------
                                                                       7,584,375
                                                                    ------------
             Utilities - Telephone - 3.8%
     100,000 Ameritech Corp......................................      7,350,000
     145,000 AT&T Corp...........................................      8,092,813
     100,000 GTE Corp. ..........................................      7,575,000
                                                                    ------------
                                                                      23,017,813
                                                                    ------------
             Total Common Stocks
              (cost $517,317,544)................................    604,333,585
                                                                    ------------

  Principal
   Amount

 SHORT-TERM INVESTMENTS - 1.6%
             Repurchase Agreement - 1.5%
   9,001,068 Dresdner Bank AG 4.75%, purchased 6/30/1999,
              maturing 7/1/1999, maturity value $9,002,256 (cost
              $9,001,068) (a)...................................      9,001,068
                                                                   ------------
             U.S. Government Agency Obligations - 0.1%
             United States Treasury Bills
      85,000 4.23%, 7/22/1999 (b)...............................         84,790
     466,000 4.485%, 8/19/1999 (b)..............................        463,156
                                                                   ------------
                                                                        547,946
                                                                   ------------
             Total Short-Term Investments
              (cost $9,549,014).................................      9,549,014
                                                                   ------------

     Total Investments -
      (cost $526,866,558)................................   101.0%  613,882,599
     Other Assets and Liabilities - net..................    (1.0)   (6,143,816)
                                                            -----  ------------
     Net Assets..........................................   100.0% $607,738,783
                                                            -----  ------------

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at June 30, 1999.
(b) At June 30, 1999, all or a portion of the principal amount of this security was pledged to cover initial margin requirements for open future contracts.
 * Non-income producing security

Summary of Abbreviations:
ADR  American Depository Receipts
REIT Real Estate Investment Trust

Futures Contracts - Long Positions

                   Number of     Initial Contract   Value at    Unrealized
  Expiration       Contracts          Amount      June 30, 1999    Gain
 -------------------------------------------------------------------------
September 1999  25 S&P 500 Index    $8,249,862     $8,635,625    $385,763

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Large Cap Blend Fund

                            Schedule of Investments
                                 June 30, 1999


   Shares                                                              Value

 COMMON STOCKS - 99.8%
             Automotive Equipment & Manufacturing - 2.5%
      94,000 Ford Motor Co.......................................   $  5,305,125
      94,000 Goodyear Tire & Rubber Co...........................      5,528,375
                                                                    ------------
                                                                      10,833,500
                                                                    ------------
             Banks - 8.3%
     163,000 Bank One Corp.......................................      9,708,687
     164,000 BankAmerica Corp....................................     12,023,250
      97,000 BankBoston Corp.....................................      4,959,125
     125,000 Fleet Financial Group, Inc..........................      5,546,875
     117,300 Mellon Bank Corp....................................      4,266,788
                                                                    ------------
                                                                      36,504,725
                                                                    ------------
             Chemical & Agricultural
              Products - 1.1%
     127,000 Monsanto Co.........................................      5,008,563
                                                                    ------------
             Communication Systems & Services - 10.0%
     284,000 *Cisco Systems, Inc.................................     18,264,750
     110,000 Lucent Technologies, Inc............................      7,418,125
     209,000 *MCI WorldCom, Inc..................................     17,987,062
                                                                    ------------
                                                                      43,669,937
                                                                    ------------
             Consumer Products &
              Services - 2.9%
      38,000 Gillette Co.........................................      1,558,000
     126,000 Procter & Gamble Co.................................     11,245,500
                                                                    ------------
                                                                      12,803,500
                                                                    ------------
             Diversified Companies - 4.4%
      49,000 Textron, Inc........................................      4,033,313
     161,000 Tyco International Ltd..............................     15,254,750
                                                                    ------------
                                                                      19,288,063
                                                                    ------------
             Electrical Equipment &
              Services - 3.8%
     149,000 General Electric Co.................................     16,837,000
                                                                    ------------
             Environmental Services - 2.8%
     226,000 Waste Management, Inc...............................     12,147,500
                                                                    ------------
             Finance & Insurance - 9.5%
     241,000 Allstate Corp.......................................      8,645,875
      39,000 American International Group, Inc...................      4,565,437
     290,000 Citigroup, Inc......................................     13,775,000
     156,000 Federal National Mortgage Assoc.....................     10,666,500
      47,800 Merrill Lynch & Co., Inc............................      3,821,013
                                                                    ------------
                                                                      41,473,825
                                                                    ------------
             Food & Beverage Products - 6.7%
      81,000 Anheuser Busch Companies, Inc.......................      5,745,937
     100,200 Coca Cola Co........................................      6,262,500
      82,200 *Kroger Co..........................................      2,296,463
     108,900 Nabisco Holdings Corp. Cl. A........................      4,709,925
     109,000 Philip Morris Companies, Inc........................      4,380,437
     120,000 *Safeway, Inc.......................................      5,940,000
                                                                    ------------
                                                                      29,335,262
                                                                    ------------

   Shares                                                              Value

 COMMON STOCKS - continued
             Healthcare Products &
              Services - 10.0%
     129,400 Bristol-Myers Squibb Co.............................   $  9,114,612
      58,055 Johnson & Johnson...................................      5,689,390
      30,500 McKesson HBOC, Inc..................................       $979,813
      41,800 Merck & Co., Inc....................................      3,093,200
      96,000 Pfizer, Inc.........................................     10,536,000
      53,500 Pharmacia & Upjohn, Inc.............................      3,039,469
     162,000 Warner-Lambert Co...................................     11,238,750
                                                                    ------------
                                                                      43,691,234
                                                                    ------------
             Information Services &
              Technology - 14.8%
      70,000 * America Online, Inc...............................      7,735,000
     379,000 Compaq Computer Corp................................      8,977,562
     195,000 * Compuware Corp....................................      6,203,438
     128,000 *EMC Corp...........................................      7,040,000
     111,000 Intel Corp..........................................      6,604,500
      78,500 International Business Machines Corp................     10,146,125
     203,000 *Microsoft Corp.....................................     18,308,062
                                                                    ------------
                                                                      65,014,687
                                                                    ------------
             Metal Products & Services - 1.4%
     103,000 Alcoa, Inc..........................................      6,373,125
                                                                    ------------
             Oil/Energy - 4.9%
     110,022 Mobil Corp..........................................     10,892,178
     170,000 Texaco, Inc.........................................     10,625,000
                                                                    ------------
                                                                      21,517,178
                                                                    ------------
             Paper & Packaging - 0.3%
      28,300 International Paper Co..............................      1,429,150
                                                                    ------------
             Printing, Publishing, Broadcasting &
              Entertainment - 4.6%
     172,000 News Corp Ltd.......................................      6,073,750
      47,800 Omnicom Group, Inc..................................      3,824,000
     137,800 Time Warner, Inc....................................     10,128,300
                                                                    ------------
                                                                      20,026,050
                                                                    ------------
             Retailing & Wholesale - 4.8%
     308,000 Dayton Hudson Corp..................................     20,020,000
      22,300 Lowe's Companies, Inc...............................      1,264,131
                                                                    ------------
                                                                      21,284,131
                                                                    ------------
             Telecommunication Services
              & Equipment - 0.3%
      34,400 Centurytel, Inc.....................................      1,367,400
                                                                    ------------
             Transportation - 1.1%
     163,000 Burlington Northern Santa Fe Corp...................      5,053,000
                                                                    ------------
             Utilities - Electric - 2.5%
     212,941 Cinergy Corp........................................      6,814,112
      73,413 Duke Power Co.......................................      3,991,832
                                                                    ------------
                                                                      10,805,944
                                                                    ------------
             Utilities - Telephone - 3.1%
     179,000 GTE Corp............................................     13,559,250
                                                                    ------------
             Total Common Stocks
              (cost $324,538,256)................................    438,023,024
                                                                    ------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Large Cap Blend Fund

                       Schedule of Investments(continued)
                                 June 30, 1999

  Principal
   Amount                                                            Value

 SHORT-TERM INVESTMENTS - 2.3%
             Repurchase Agreement - 2.3%
 $10,138,645 Dresdner Bank AG 4.75%, purchased 6/30/1999,
              maturing 7/1/1999, maturity value $10,139,983
              (cost $10,138,645)(a)............................   $ 10,138,645
                                                                  ------------

             Total Investments -
              (cost $334,676,901)........................   102.1%  448,161,669
             Other Assets and
              Liabilities - net..........................    (2.1)   (9,404,705)
                                                            -----  ------------
             Net Assets..................................   100.0% $438,756,964
                                                            =====  ============

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued inter-est at June 30, 1999.
 * Non-income producing security

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Small Cap Growth Fund

                            Schedule of Investments
                                 June 30, 1999


   Shares                                                              Value

 COMMON STOCKS - 99.1%
             Banks - 2.3%
      40,200 Investors Financial Services Corp. (b)..............   $  1,608,000
                                                                    ------------
             Building, Construction & Furnishings - 4.3%
      90,800 Dal Tile International Inc. ........................      1,032,850
      25,000 Elcor Chemical Corp. ...............................      1,092,187
      46,400 *Wackenhut Corrections Corp.........................        919,300
                                                                    ------------
                                                                       3,044,337
                                                                    ------------
             Business Equipment &
              Services - 2.1%
       7,900 *Abacus Direct Corp. (b)............................        722,850
      28,000 *Metzler Group, Inc. (b)............................        773,500
                                                                    ------------
                                                                       1,496,350
                                                                    ------------
             Capital Goods - 1.5%
      25,500 Manitowoc Co., Inc..................................      1,061,438
                                                                    ------------
             Chemical & Agricultural
              Products - 1.5%
      42,600 Arch Chemicals, Inc.................................      1,035,713
                                                                    ------------
             Communication Systems & Services - 1.3%
      38,500 Kemet Corp. ........................................        883,094
                                                                    ------------
             Consumer Products & Services - 6.8%
      39,600 *Action Performance Companies, Inc. (b).............      1,306,800
      46,100 *Chattem, Inc.......................................      1,466,556
      42,500 *Scotts Co. Cl. A...................................      2,024,063
                                                                    ------------
                                                                       4,797,419
                                                                    ------------
             Education - 8.2%
      56,246 *Bright Horizons Family Solutions, Inc..............      1,061,643
      66,400 *CBT Group Public Ltd. (b)..........................      1,095,600
      57,600 *ITT Educational Services, Inc......................      1,501,200
      67,100 Strayer Education, Inc. (b).........................      2,059,131
                                                                    ------------
                                                                       5,717,574
                                                                    ------------
             Electrical Equipment &
              Services - 9.8%
      40,700 Cmp Group, Inc......................................      1,065,831
      37,400 *Cognex Corp........................................      1,180,438
      16,000 *Lattice Semiconductor Corp. (b)....................        996,000
      40,700 Littelfuse, Inc. (b)................................        783,475
      40,200 *Pri Automation, Inc. (b)...........................      1,457,250
      10,400 *QLogic Corp........................................      1,372,800
                                                                    ------------
                                                                       6,855,794
                                                                    ------------
             Healthcare Products &
              Services - 1.8%
      15,300 *Pediatrix Medical Group, Inc. (b)..................        325,125
      36,250 *Renal Care Group, Inc..............................        937,969
                                                                    ------------
                                                                       1,263,094
                                                                    ------------

   Shares                                                             Value

 COMMON STOCKS - continued
             Industrial Specialty Products & Services - 1.6%
      35,800 Roper Industries, Inc..............................   $  1,145,600
                                                                   ------------
             Information Services & Technology - 27.1%
      23,100 *Applied Micro Circuits Corp.......................      1,899,975
      60,700 Computer Network Technology (b)....................      1,312,637
      82,700 Deltek Systems, Inc. ..............................        816,663
      30,200 *Electronics for Imaging, Inc......................      1,551,525
      14,000 *Forrester Research, Inc. (b)......................        350,000
      38,500 *Galileo Technology Ltd. ..........................      1,744,531
      38,100 Genesis Microchip, Inc. (b) .......................        900,112
      28,600 Henry Jack & Associates, Inc. .....................      1,122,550
      27,400 *IDX Systems Corp. (b).............................        618,213
      45,000 *Kronos, Inc. .....................................      2,047,500
      54,300 *Maximus, Inc......................................      1,561,125
      22,000 *Progress Software Corp. ..........................        621,500
      17,100 *Qrs Corp. ........................................      1,333,800
      33,300 *Sandisk Corp. (b).................................      1,498,500
       9,400 *Verio, Inc. (b)...................................        653,300
      60,850 *Wind River Systems, Inc. (b)......................        977,403
                                                                   ------------
                                                                     19,009,334
                                                                   ------------
             Leisure & Tourism - 1.8%
      41,600 *Steiner Leisure Ltd...............................      1,261,000
                                                                   ------------
             Machinery - Diversified - 3.8%
      31,400 *Astec Industries, Inc.............................      1,279,550
      55,400 Cmi Corp. .........................................        505,525
      29,700 *Terex Corp........................................        903,994
                                                                   ------------
                                                                      2,689,069
                                                                   ------------
             Manufacturing - Distributing - 1.7%
      50,000 *National RV Holdings, Inc. (b)....................      1,212,500
                                                                   ------------
             Oil Field Services - 3.0%
      66,300 *Core Laboratories NV (b)..........................        924,056
      89,100 *Global Industries Ltd.............................      1,141,594
                                                                   ------------
                                                                      2,065,650
                                                                   ------------
             Printing, Publishing, Broadcasting &
              Entertainment - 5.2%
      41,200 *Big Flower Holdings, Inc. (b).....................      1,313,250
      45,400 Citadel Communications Corp........................      1,642,912
      16,700 *Entercom Communications Corp......................        713,925
                                                                   ------------
                                                                      3,670,087
                                                                   ------------
             Retailing & Wholesale - 2.3%
      22,200 *Ann Taylor Stores Corp. (b).......................        999,000
      33,000 Regis Corporation..................................        633,187
                                                                   ------------
                                                                      1,632,187
                                                                   ------------
             Telecommunication Services & Equipment - 9.7%
       4,900 Copper Mountain Networks, Inc......................        378,525
      40,200 E.Spire Communications, Inc. (b)...................        424,612
      38,500 *Intermedia Communications, Inc. (b)...............      1,155,000

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Small Cap Growth Fund

                       Schedule of Investments(continued)
                                 June 30, 1999

   Shares                                                              Value

 COMMON STOCKS - continued
             Telecommunication Services & Equipment - continued
      42,900 *ITC DeltaCom, Inc. (b).............................   $  1,201,200
      32,000 Pacific Gateway Exchange, Inc. (b)..................        932,000
      56,700 *Transaction Network Services, Inc..................      1,658,475
      18,200 *Viatel, Inc........................................      1,021,475
                                                                    ------------
                                                                       6,771,287
                                                                    ------------
             Textile & Apparel - 1.6%
      48,400 *Tarrant Apparel Group (b)..........................      1,101,100
                                                                    ------------
             Transportation - 1.7%
      27,300 *Eagle USA Airfreight, Inc..........................      1,158,544
                                                                    ------------
             Total Common Stocks
              (cost $59,694,557).................................     69,479,171
                                                                    ------------


  Principal
   Amount                                                            Value

 SHORT-TERM INVESTMENTS - 26.7%
             Repurchase Agreement - 0.9%
    $607,000 Evergreen Joint Repurchase Agreement 5.00%,
              purchased 6/30/1999, maturing 7/1/1999, maturity
              value $607,084
              (cost $607,000) (a)..............................   $    607,000
                                                                  ------------

   Shares

             Mutual Fund Shares - 25.8%
  18,071,447 Navigator Prime Portfolio (c).......................   $ 18,071,447
                                                                    ------------
             Total Short-Term Investments
              (cost $18,678,447).................................     18,678,447
                                                                    ------------

             Total Investments -
              (cost $78,373,004) ........................   100.0%   88,157,618
             Other Assets and
              Liabilities - net .........................     0.0   (18,044,081)
                                                            -----  ------------
             Net Assets .................................   100.0% $ 70,113,537
                                                            =====  ============

(a) The repurchase agreements are fully collateralized by the U.S. government and/or agency obligations based on market prices plus accrued interest at June 30, 1999.
(b) All or a portion of this security is on loan.
(c) Represents investment of cash collateral received for securities on loan.
 * Non-income producing security

Summary of Abbreviations:
NV   Naamloze (Dutch for "corporation")



                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                        Select Small Company Value Fund

                            Schedule of Investments
                                 June 30, 1999


   Shares                                                              Value

 COMMON STOCKS - 98.3%
             Automotive Equipment & Manufacturing - 2.5%
      40,000 Arvin Industries, Inc. .............................   $  1,515,000
      60,000 Wabash National Corp. ..............................      1,162,500
                                                                    ------------
                                                                       2,677,500
                                                                    ------------
             Banks - 12.8%
      10,000 ABC Bancorp.........................................        132,500
       9,500 Bank of Commerce....................................        193,563
      25,000 Britton & Koontz Capital Corp. .....................        523,437
      27,500 BSB Bancorp, Inc. ..................................        742,500
     105,000 * Civic Bancorp.....................................      1,483,125
      56,910 Commercial Bankshares, Inc. ........................      1,230,679
      75,000 Cowlitz Bancorp.....................................        496,875
      20,000 First State Bancorp.................................        387,500
      38,500 Grand Premier Financial, Inc. ......................        476,438
      30,000 Granite State Bankshares, Inc. .....................        693,750
      14,000 Hancock Holding Co. ................................        628,250
      50,000 Independent Bankshares, Inc. .......................        550,000
      50,000 Mid-State Bancshares................................      1,687,500
      10,000 Pacific Century Financial Corp. ....................        215,625
      75,000 Pointe Financial Corp. .............................        801,562
      92,500 * Republic Bancshares, Inc. ........................      1,896,250
      30,100 Seacoast Banking Corp. of Florida
              Cl. A..............................................        918,050
      35,365 * United Security Bancorp...........................        459,745
       7,000 Western Bancorp.....................................        304,500
                                                                    ------------
                                                                      13,821,849
                                                                    ------------
             Building, Construction & Furnishings - 9.3%
       6,700 * Beazer Homes USA, Inc. ...........................        155,356
      47,000 * CompX International, Inc. Cl. A...................        840,125
      20,000 Crossmann Communities, Inc. ........................        581,250
      20,000 D.R. Horton, Inc. ..................................        332,500
      60,000 * Gehl Co. .........................................      1,215,000
      75,000 * Genlyte Group, Inc. ..............................      1,682,813
      17,000 * Knoll, Inc. ......................................        452,625
      25,000 * Koala Corp. ......................................        668,750
      40,000 La-Z-Boy Chair Co. .................................        920,000
      22,500 * Monaco Coach Corp. ...............................        952,031
      27,800 * SLI, Inc. ........................................        750,600
      40,100 * Stanley Furniture Co., Inc. ......................        902,250
      30,000 * Toll Brothers, Inc................................        643,125
                                                                    ------------
                                                                      10,096,425
                                                                    ------------
             Business Equipment & Services - 2.6%
      25,000 * Consolidated Graphics, Inc........................      1,250,000
      35,000 International Telecomm Systems, Inc. ...............        560,000
      50,000 * RCM Technologies, Inc.............................        662,500
       9,000 * Zebra Technologies Corp. Cl. A....................        345,937
                                                                    ------------
                                                                       2,818,437
                                                                    ------------
             Communication Systems & Services - 0.9%
      40,000 * Orbital Sciences Corp. ...........................        945,000
                                                                    ------------

   Shares                                                            Value

 COMMON STOCKS - continued
             Consumer Products & Services - 8.4%
      40,000 CPI Corp. ........................................     $1,320,000
      45,000 Lancaster Colony Corp.............................      1,552,500
      35,000 Matthews International Corp. Cl. A................      1,036,875
      55,000 * Maxwell Shoe, Inc. Cl. A........................        498,438
      20,000 Polaris Industries, Inc...........................        870,000
      66,000 * Rock Of Ages Corp. Cl. A........................        676,500
      30,000 St. John Knits, Inc...............................        877,500
     116,900 Stewart Enterprises, Inc. Cl. A...................      1,702,356
      70,000 York Group, Inc. .................................        525,000
                                                                  ------------
                                                                     9,059,169
                                                                  ------------
             Electrical Equipment & Services - 1.9%
      30,000 * Benchmark Electronics, Inc. ....................      1,078,125
      50,000 * Kent Electronics Corp. .........................        990,625
                                                                  ------------
                                                                     2,068,750
                                                                  ------------
             Electronic Equipment & Services -2.1%
      22,000 Boston Acoustics, Inc. ...........................        393,250
       5,000 * Electro Scientific Industries, Inc. ............        208,906
      22,800 * Hadco Corp. ....................................        906,300
      85,000 * Vicon Industries, Inc. .........................        765,000
                                                                  ------------
                                                                     2,273,456
                                                                  ------------
             Finance & Insurance - 8.5%
      30,000 American Bankers Insurance Group, Inc. ...........      1,633,125
      17,000 * Farm Family Holdings, Inc. .....................        581,187
      32,000 Frontier Insurance Group, Inc. ...................        492,000
      10,000 LandAmerica Financial Group, Inc..................        287,500
      29,500 Meadowbrook Insurance Group, Inc. ................        401,938
      85,500 Morgan Keegan, Inc................................      1,619,156
      20,000 Radian Group, Inc.................................        976,250
      70,000 Raymond James Financial, Inc......................      1,675,625
      60,000 State Auto Financial Corp. .......................        810,000
      27,700 Waddell & Reed Financial, Inc.
              Cl. A............................................        760,019
                                                                  ------------
                                                                     9,236,800
                                                                  ------------
             Food & Beverage Products - 3.7%
      25,000 International Multifoods Corp. ...................        564,062
      48,800 Michael Foods, Inc. ..............................      1,146,800
      30,000 * Performance Food Group Co. .....................        815,625
      80,000 Smucker (J. M.) Co. ..............................      1,520,000
                                                                  ------------
                                                                     4,046,487
                                                                  ------------
             Healthcare Products & Services - 9.2%
      70,000 * Acuson Corp. ...................................      1,203,125
      40,000 * ADAC Laboratories...............................        290,000
      70,000 Alpharma, Inc. ...................................      2,489,375
      25,000 * ArthroCare Corp. ...............................        512,500
     121,000 * Carematrix Corp. ...............................      1,504,937
     125,000 * Encore Medical Corp. ...........................        367,188
      80,000 * Exactech, Inc. .................................        920,000
      30,000 Jones Pharma, Inc. ...............................      1,181,250
      63,500 * Maxxim Medical, Inc. ...........................      1,480,344
                                                                  ------------
                                                                     9,948,719
                                                                  ------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                        Select Small Company Value Fund

                       Schedule of Investments(continued)
                                 June 30, 1999


   Shares                                                             Value

 COMMON STOCKS - continued
             Industrial Specialty Products & Services - 0.9%
      25,000 Graco, Inc. .......................................   $    734,375
       4,500 Hach Co. Cl. A.....................................         79,313
      60,000 * Mathsoft, Inc. ..................................        172,500
                                                                   ------------
                                                                        986,188
                                                                   ------------
             Information Services & Technology - 4.4%
      70,000 * Axent Technologies, Inc..........................        778,750
      10,000 * Engineering Animation, Inc.......................        211,875
      20,000 * Etec Systems, Inc................................        665,000
      55,300 Fair Issac & Co., Inc..............................      1,938,956
      33,200 * Micros Systems, Inc..............................      1,128,800
                                                                   ------------
                                                                      4,723,381
                                                                   ------------
             Machinery - Diversified - 1.5%
      41,250 Hardinge, Inc. ....................................        724,453
      30,600 * Terex Corp. .....................................        931,388
                                                                   ------------
                                                                      1,655,841
                                                                   ------------
             Manufacturing - Distributing - 0.4%
      20,000 CLARCOR, Inc. .....................................        383,750
                                                                   ------------
             Oil/Energy - 2.0%
      20,000 * Barrett Resources Corp. .........................        767,500
      30,000 Berry Petroleum Co. Cl. A..........................        418,125
      32,000 Cabot Oil & Gas Corp. Cl. A........................        596,000
      10,000 Pennzoil-Quaker State Co. .........................        150,000
      20,000 Southwestern Energy Co. ...........................        211,250
                                                                   ------------
                                                                      2,142,875
                                                                   ------------
             Printing, Publishing, Broadcasting &
              Entertainment - 0.8%
      43,900 Banta Corp. .......................................        921,900
                                                                   ------------
             Real Estate - 1.8%
      15,000 Eastgroup Properties, Inc. REIT....................        300,938
     125,000 Mission West Properties, Inc. REIT.................      1,031,250
      50,000 * Prime Hospitality Corp. .........................        600,000
                                                                   ------------
                                                                      1,932,188
                                                                   ------------
             Retailing & Wholesale - 7.9%
      65,000 * Duckwall-ALCO Stores, Inc. ......................        682,500
      34,200 Ethan Allen Interiors, Inc. .......................      1,291,050
      50,000 * Finish Line, Inc. Cl. A..........................        562,500
      17,300 * Footstar, Inc. ..................................        643,344
      90,000 Freds, Inc. .......................................      1,406,250
      63,500 * Lithia Motors, Inc. .............................      1,301,750
      30,000 Seaway Food Town, Inc. ............................        588,750
     152,700 * Sonic Automotive, Inc. ..........................      2,099,625
                                                                   ------------
                                                                      8,575,769
                                                                   ------------
             Telecommunication Services & Equipment - 3.5%
      30,000 * CapRock Communications Corp. ....................      1,215,000
       4,000 Hickory Tech Corp. ................................         44,500
      55,000 * ITC DeltaCom, Inc. ..............................      1,540,000
      75,000 * Lightbridge, Inc. ...............................        942,187
                                                                   ------------
                                                                      3,741,687
                                                                   ------------

   Shares                                                             Value

 COMMON STOCKS - continued
             Thrift Institutions - 5.4%
      15,000 First Liberty Financial Corp. .....................   $    470,625
      36,000 Highland Bancorp, Inc. ............................        679,500
      75,400 Horizon Financial Corp. ...........................      1,032,038
      14,200 Mech Financial, Inc. ..............................        532,500
      45,000 MetroWest Bank.....................................        315,000
      25,000 Monterey Bay Bancorp, Inc. ........................        368,750
      42,500 Quaker City Bancorp, Inc. .........................        701,250
      48,371 St. Paul Bancorp, Inc. ............................      1,233,460
      29,000 Teche Holding Co. .................................        496,625
                                                                   ------------
                                                                      5,829,748
                                                                   ------------
             Transportation - 1.9%
      25,700 * Heartland Express, Inc...........................        420,837
      90,000 * Motivepower Industries, Inc......................      1,620,000
                                                                   ------------
                                                                      2,040,837
                                                                   ------------
             Utilities - Electric - 2.1%
      10,000 Central Hudson Gas & Electric Corp. ...............        420,000
      80,000 MDU Resources Group, Inc. .........................      1,825,000
                                                                   ------------
                                                                      2,245,000
                                                                   ------------
             Utilities - Gas - 3.8%
      10,000 Eastern Enterprises................................        397,500
      25,000 Indiana Energy, Inc................................        532,813
      20,000 NUI Corp...........................................        500,000
      10,000 Providence Energy Corp. ...........................        266,875
      40,000 South Jersey Industries, Inc.......................      1,132,500
      65,000 UGI Corp...........................................      1,312,187
                                                                   ------------
                                                                      4,141,875
                                                                   ------------
             Total Common Stocks
              (cost $106,312,714)...............................    106,313,631
                                                                   ------------

  Principal
   Amount

 SHORT-TERM INVESTMENTS - 0.7%
             Repurchase Agreement - 0.7%
 $   829,000 State Street Bank & Trust Co. 4.80%, purchased
              6/30/1999,
              maturing 7/1/1999, maturity value $829,111 (cost
              $829,000) (a).....................................        829,000
                                                                   ------------

     Total Investments -
       (cost $107,141,714)................................    99.0%  107,142,631
     Other Assets and
      Liabilities - net...................................     1.0     1,038,491
                                                             -----  ------------
     Net Assets...........................................   100.0% $108,181,122
                                                             =====  ============

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at June 30, 1999.
 * Non-income producing security

Summary of Abbreviations:
REITReal Estate Investment Trust

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Select Social Principles Fund

                            Schedule of Investments
                                 June 30, 1999


   Shares                                                            Value

 COMMON STOCKS - 98.0%
             Advertising & Related Services - 2.2%
     135,500 *Ha Lo Industries, Inc............................   $  1,338,063
      35,400 Young & Rubicam, Inc..............................      1,608,487
                                                                  ------------
                                                                     2,946,550
                                                                  ------------
             Aerospace & Defense - 1.1%
      81,900 *BE Aerospace, Inc................................      1,530,506
                                                                  ------------
             Banks - 4.7%
      35,600 BankBoston Corp...................................      1,820,050
      37,950 Mellon Bank Corp..................................      1,380,431
      64,600 SouthTrust Corp...................................      2,479,025
      15,700 Summit Bancorp....................................        656,456
                                                                  ------------
                                                                     6,335,962
                                                                  ------------
             Building, Construction & Furnishings - 3.2%
      87,150 *NCI Building Systems, Inc........................      1,862,831
      37,300 Southdown, Inc....................................      2,396,525
                                                                  ------------
                                                                     4,259,356
                                                                  ------------
             Business Equipment & Services - 1.3%
      35,600 *Consolidated Graphics, Inc.......................      1,780,000
                                                                  ------------
             Communication Systems & Services - 3.7%
      39,000 *Metromedia Fiber Network, Inc....................      1,401,563
      19,100 *NorthPoint Communications Group, Inc.............        697,150
      42,550 *Tellabs, Inc.....................................      2,874,784
                                                                  ------------
                                                                     4,973,497
                                                                  ------------
             Diversified Companies - 1.0%
      34,600 ITT Industries, Inc...............................      1,319,125
                                                                  ------------
             Education - 1.1%
      57,300 *Apollo Group, Inc................................      1,522,031
                                                                  ------------
             Electronic Equipment & Services - 2.8%
      48,900 *Sanmina Corp.....................................      3,710,288
                                                                  ------------
             Environmental Services - 2.9%
     196,475 *Allied Waste Industries, Inc.....................      3,880,381
                                                                  ------------
             Finance & Insurance - 8.8%
      34,500 AFLAC, Inc........................................      1,651,688
      45,700 Annuity & Life Re Ltd.............................      1,025,394
     100,000 Conseco, Inc......................................      3,043,750
      34,200 Countrywide Credit Industries, Inc................      1,462,050
      71,100 Partnerre Ltd.....................................      2,657,362
      46,100 ReliaStar Financial Corp..........................      2,016,875
                                                                  ------------
                                                                    11,857,119
                                                                  ------------
             Food & Beverage Products - 5.5%
      50,700 Dean Foods Co.....................................      2,107,219
      48,100 *Keebler Foods Co.................................      1,461,037
      27,000 McCormick & Co., Inc..............................        852,188
      25,700 *Tricon Global Restaurants, Inc...................      1,391,013
      37,500 *United States Foodservice........................      1,598,437
                                                                  ------------
                                                                     7,409,894
                                                                  ------------

   Shares                                                             Value

 COMMON STOCKS - continued
             Healthcare Products & Services - 9.0%
      86,100 *Elan Corp Plc, ADR................................   $  2,389,275
     231,100 *HEALTHSOUTH Corp..................................      3,452,056
      89,400 Mylan Laboratories, Inc............................      2,369,100
      64,000 *Pediatrix Medical Group, Inc......................      1,360,000
      59,900 *Quintiles Transnational Corp......................      2,515,800
                                                                   ------------
                                                                     12,086,231
                                                                   ------------
             Industrial Specialty Products & Services - 2.9%
      33,720 Magna International, Inc. Cl. A....................      1,913,610
      63,350 Roper Industries, Inc..............................      2,027,200
                                                                   ------------
                                                                      3,940,810
                                                                   ------------
             Information Services & Technology - 14.1%
      99,500 *Adaptec, Inc......................................      3,513,594
     110,250 *Compuware Corp....................................      3,507,328
      56,850 *PMC-Sierra, Inc...................................      3,350,597
      29,100 Psinet, Inc........................................      1,273,125
      18,650 *Uniphase Corp.....................................      3,095,900
      44,000 *Veritas Software Corp.............................      4,177,250
                                                                   ------------
                                                                     18,917,794
                                                                   ------------
             Manufacturing - Distributing - 1.8%
      34,100 *Teradyne, Inc.....................................      2,446,675
                                                                   ------------
             Oil/Energy - 4.6%
     275,600 *Newpark Resources, Inc............................      2,445,950
      56,900 Sonat, Inc.........................................      1,884,813
      84,500 Ultramar Diamond Shamrock Corp.....................      1,843,156
                                                                   ------------
                                                                      6,173,919
                                                                   ------------
             Paper & Packaging - 1.2%
      94,150 Rock Tennessee Co. Cl. A...........................      1,571,128
                                                                   ------------
             Printing, Publishing, Broadcasting &
              Entertainment - 0.9%
      14,500 Omnicom Group, Inc.................................      1,160,000
                                                                   ------------
             Real Estate - 1.0%
      62,300 FelCor Lodging Trust, Inc. REIT....................      1,292,725
                                                                   ------------
             Retailing & Wholesale - 13.1%
     117,000 *Abercrombie & Fitch Co............................      5,616,000
      94,700 *Best Buy Co., Inc.................................      6,392,250
     124,500 Family Dollar Stores, Inc..........................      2,988,000
      72,000 *Starbucks Corp....................................      2,704,500
                                                                   ------------
                                                                     17,700,750
                                                                   ------------
             Telecommunication Services & Equipment - 3.6%
      33,894 Centurytel, Inc....................................      1,347,286
     106,650 *Qwest Communications International, Inc...........      3,526,116
                                                                   ------------
                                                                      4,873,402
                                                                   ------------
             Transportation - 1.8%
     116,000 Comair Holdings, Inc...............................      2,414,250
                                                                   ------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Select Social Principles Fund

                       Schedule of Investments(continued)
                                 June 30, 1999


   Shares                                                             Value

 COMMON STOCKS - continued
             Utilities - Electric - 5.7%
      84,550 Cinergy Corp.......................................   $  2,705,600
      60,500 Sierra Pacific Resources...........................      2,200,688
     113,400 UtiliCorp United, Inc..............................      2,757,037
                                                                   ------------
                                                                      7,663,325
                                                                   ------------
             Total Common Stocks (cost $100,352,517)............    131,765,718
                                                                   ------------

  Principal
   Amount

 SHORT-TERM INVESTMENTS - 0.5%
             Repurchase Agreement - 0.5%
 $   716,516 Dresdner Bank AG 4.75%, purchased 06/30/1999,
              maturing 07/01/1999, maturity value $716,611
              (cost $716,516) (a)...............................        716,516
                                                                   ------------

   Shares                                                              Value

 SHORT-TERM INVESTMENTS - continued
             Money Market Shares - 0.0%
         110 Valiant General Fund ...............................   $        110
                                                                    ------------
             Total Short-Term Investments
              (cost $716,626)....................................        716,626
                                                                    ------------
             Total Investments -
              (cost $101,069,143).........................  98.5%    132,482,344
             Other Assets and Liabilities - net...........   1.5       2,053,681
                                                           -----    ------------
             Net Assets................................... 100.0%   $134,536,025
                                                           =====    ============

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at June 30, 1999.
 *  Non-income producing security

Summary of Abbreviations:
REIT   Real Estate Investment Trust
ADR    American Depository Receipt

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Special Equity Fund

                            Schedule of Investments
                                 June 30, 1999


   Shares                                                              Value

 COMMON STOCKS - 95.3%
             Advertising & Related
              Services - 0.6%
       4,800 * Flycast Communications Corp. .....................   $     91,800
      13,700 Young & Rubicam, Inc................................        622,494
                                                                    ------------
                                                                         714,294
                                                                    ------------
             Building, Construction & Furnishings - 3.8%
      50,800 * Comfort Systems USA, Inc. ........................        914,400
      56,100 * Group Maintenance America Corp. ..................        725,794
      39,200 * Shaw Group, Inc...................................        622,300
      57,200 Standard Pacific Corp...............................        740,025
      47,280 * Winsloew Furniture, Inc...........................      1,589,790
                                                                    ------------
                                                                       4,592,309
                                                                    ------------
             Business Equipment &
              Services - 1.1%
      36,300 * Metamor Worldwide, Inc. ..........................        873,469
      52,100 * Vision Twenty One, Inc............................        433,081
                                                                    ------------
                                                                       1,306,550
                                                                    ------------
             Communication Systems & Services - 3.0%
      29,900 * Mac Gray Corp. ...................................        261,625
      50,300 * Metromedia Fiber Network, Inc.....................      1,807,656
      31,600 * Pinnacle Holdings, Inc. ..........................        774,200
     123,000 * VDI Media.........................................        799,500
                                                                    ------------
                                                                       3,642,981
                                                                    ------------
             Consumer Products &
              Services - 0.2%
     121,500 * Acme United Corp..................................        258,188
                                                                    ------------
             Diversified Companies - 1.4%
      23,900 GATX Corp...........................................        909,694
      22,300 National Service Industries, Inc....................        802,800
                                                                    ------------
                                                                       1,712,494
                                                                    ------------
             Electrical Equipment &
              Services - 0.6%
      72,900 * Magnetek, Inc.....................................        770,006
                                                                    ------------
             Electronic Equipment &
              Services - 0.2%
      32,100 * Vicon Industries, Inc.............................        288,900
                                                                    ------------
             Environmental Services - 1.7%
      78,600 * Casella Waste Systems, Inc........................      2,043,600
                                                                    ------------
             Finance & Insurance - 4.0%
      12,460 * Affiliated Managers Group, Inc....................        376,136
      28,800 Bay View Capital Corp...............................        590,400
     149,400 * Delta Financial Corp. ............................        952,425
      41,300 Everest Reinsurance Holdings, Inc. .................      1,347,412
       9,700 * NextCard, Inc.....................................        329,194
      89,800 * WFS Financial, Inc................................      1,245,975
                                                                    ------------
                                                                       4,841,542
                                                                    ------------

   Shares                                                              Value

 COMMON STOCKS -  continued
             Food & Beverage Products - 4.4%
     111,700 Chiquita Brands International, Inc. ................   $  1,005,300
      26,200 Dean Foods Co.......................................      1,088,938
      40,400 Earthgrains Co......................................      1,042,825
     115,300 * Fresh Del Monte Produce...........................      1,628,612
      10,400 * Omega Protein Corp. ..............................         54,600
      96,200 Scheid Vineyards, Inc. Cl. A........................        481,000
                                                                    ------------
                                                                       5,301,275
                                                                    ------------
             Healthcare Products &
              Services - 9.8%
     104,000 * Brookdale Living Communities, Inc.................      1,540,500
      52,100 * Cellegy Pharmaceuticals, Inc. ....................        240,963
      71,300 * Chirex, Inc.......................................      2,290,512
      51,900 * Collagenex Pharmaceuticals, Inc...................        519,000
      80,500 * Computer Motion, Inc. ............................        820,094
      65,500 * Dura Pharmaceuticals, Inc.........................        781,906
      45,400 * Guilford Pharmaceuticals, Inc.....................        578,850
      30,600 * Isis Pharmaceuticals, Inc.........................        311,738
      50,400 * MedPartners, Inc..................................        381,150
     117,700 * Pharmaceutical Resources, Inc. ...................      1,022,519
      84,100 * Progenics Pharmaceuticals, Inc....................      1,166,887
      52,400 * Roberts Pharmaceutical Corp.......................      1,270,700
      58,400 * Scios, Inc........................................        189,800
      90,800 * Titan Pharmaceuticals, Inc........................        448,325
      28,300 * Urologix, Inc.....................................         69,866
      44,750 * Valentis, Inc. ...................................        170,609
                                                                    ------------
                                                                      11,803,419
                                                                    ------------
             Industrial Specialty Products & Services - 0.3%
      25,398 * Building One Services Corp........................        352,397
                                                                    ------------
             Information Services & Technology - 23.5%
      83,700 * Abovenet Communications, Inc......................      3,379,387
         800 * Ask Jeeves, Inc...................................         11,200
      33,500 * Beyond Common Corp. ..............................        961,031
     107,400 * Ciber, Inc........................................      2,054,025
      52,400 * Concentric Network Corp. .........................      2,082,900
      43,400 * Earthlink Network, Inc. ..........................      2,666,388
      36,900 * F5 Networks, Inc..................................      1,512,900
      27,700 * GoTo.com, Inc. ...................................        775,600
      39,300 * Juno Online Services, Inc. .......................        903,900
     283,000 * Maxtor Corp.......................................      1,423,844
      69,500 * Mecon, Inc........................................        521,250
      94,700 * Mikohn Gaming Corp................................        349,206
     131,000 * MIPS Technologies, Inc............................      6,279,812
      73,300 * nFront, Inc. .....................................      1,113,244
      36,100 * Real Networks, Inc................................      2,486,388
      36,900 * THQ, Inc..........................................      1,060,875
      27,500 * Ticketmaster Online Citysearch....................        831,875
         800 * US SEARCH.com, Inc. ..............................          6,400
                                                                    ------------
                                                                      28,420,225
                                                                    ------------
             Manufacturing - Distributing - 0.8%
      21,000 Pentair, Inc........................................        960,750
                                                                    ------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Special Equity Fund

                       Schedule of Investments(continued)
                                 June 30, 1999


   Shares                                                             Value

 COMMON STOCKS - continued
             Metal Products & Services - 1.9%
      95,100 Ispat International N V............................   $  1,052,044
      95,400 * Metals USA, Inc. ................................      1,216,350
                                                                   ------------
                                                                      2,268,394
                                                                   ------------
             Oil / Energy - 2.1%
      62,900 * Midamerica Energy Holdings Co. ..................      2,177,912
      47,700 * Newpark Resources, Inc. .........................        423,338
                                                                   ------------
                                                                      2,601,250
                                                                   ------------
             Oil Field Services - 2.2%
      10,200 * Callon Petroleum Co. ............................        105,188
      56,000 * Horizon Offshore, Inc. ..........................        434,000
      72,800 * IRI International Corp. .........................        336,700
      41,500 * Lone Star Technologies, Inc. ....................        736,625
      64,156 * Meridian Resource Corp. .........................        248,604
      21,722 * Nabors Industries, Inc. .........................        530,831
      10,700 Tidewater, Inc. ...................................        326,350
                                                                   ------------
                                                                      2,718,298
                                                                   ------------
             Printing, Publishing, Broadcasting &
              Entertainment - 0.8%
      80,200 * Big City Radio, Inc. ............................        290,725
      23,000 * SBS Broadcasting SA..............................        741,750
                                                                   ------------
                                                                      1,032,475
                                                                   ------------
             Real Estate - 2.5%
      60,100 * AMB Property Corp. REIT..........................      1,412,350
      29,400 Franchise Finance Corp. America REIT...............        646,800
      46,900 Imperial Credit Commercial Mortgage Investment
              Corp. REIT........................................        507,106
      35,200 * Prime Hospitality Corp. .........................        422,400
                                                                   ------------
                                                                      2,988,656
                                                                   ------------
             Retailing & Wholesale - 13.6%
      61,400 * Abercrombie & Fitch Co. .........................      2,947,200
      51,900 * Bon Ton Stores, Inc. ............................        334,106
      10,400 * CDnow, Inc. .....................................        183,300
     149,400 * Electronics Boutique Holdings Corp. .............      2,128,950
      37,000 * General Nutrition Companies, Inc. ...............        862,563
     204,400 * Pacific Sunwear Of California....................      4,982,250
      67,200 * Paul Harris Stores, Inc. ........................        457,800
      57,700 * Select Comfort Corp. ............................        515,694
      24,600 * Tweeter Home Entertainment Group, Inc. ..........        965,550
      88,500 * Williams Sonoma, Inc. ...........................      3,080,906
                                                                   ------------
                                                                     16,458,319
                                                                   ------------
             Telecommunication Services & Equipment - 9.8%
      96,200 * Amnex, Inc. .....................................          4,810
      31,400 * AT & T Canada, Inc ..............................      2,011,562
      78,400 * Clearnet Communications, Inc. ...................      1,092,700
      55,800 * Globalstar LP Ltd. ..............................      1,293,863
      44,600 * Hybrid Networks, Inc. ...........................        111,500

   Shares                                                              Value

 COMMON STOCKS - continued
             Telecommunication Services & Equipment - continued
      56,000 * Hyperion Telecommunications, Inc. Cl. A ..........   $  1,053,500
      16,600 * Intermedia Communications, Inc. ..................        498,000
      50,400 * MGC Communications, Inc. .........................      1,310,400
      36,400 * NEXTLINK Communications, Inc. Cl. A...............      2,707,250
      18,600 * Time Warner Telecom, Inc. ........................        539,400
      56,100 * US LEC Corp. Cl. A................................      1,262,250
                                                                    ------------
                                                                      11,885,235
                                                                    ------------
             Textile & Apparel - 3.5%
     204,300 * Gildan Activewear, Inc. ..........................      3,447,562
      41,000 * Novel Denim Holdings Ltd. ........................        331,844
      41,500 * Skechers U.S.A., Inc. ............................        435,750
                                                                    ------------
                                                                       4,215,156
                                                                    ------------
             Transportation - 2.7%
      33,200 * Amtran, Inc.......................................        817,550
     118,700 * Arkansas Best Corp. ..............................      1,179,581
      57,900 * Genesee & Wyoming, Inc............................        597,094
      60,500 * Midway Airlines Corp..............................        620,125
                                                                    ------------
                                                                       3,214,350
                                                                    ------------
             Utilities - Telephone - 0.8%
       9,900 * McLeod USA, Inc. Cl. A............................        544,500
      57,500 * Star Telecommunications, Inc. ....................        449,219
                                                                    ------------
                                                                         993,719
                                                                    ------------
             Total Common Stocks
              (cost $94,918,298).................................   $115,384,782
                                                                    ------------

  Principal
   Amount                                                             Value

 SHORT-TERM INVESTMENTS - 5.3%
             Repurchase Agreement - 5.3%
  $6,393,856 Dresdner Bank AG 4.75%, purchased 6/30/1999,
              maturing 7/1/1999, maturity value $6,394,700 (cost
              $6,393,856) (a)...................................       6,393,856
                                                                    ------------
              Total Investments -
               (cost $101,312,154)....................... 100.6%     121,778,638
              Other Assets and
               Liabilities - net.........................  (0.6)       (769,686)
                                                          -----     ------------
              Net Assets................................. 100.0%    $121,008,952
                                                          =====     ============

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at June 30, 1999.
 *  Non-income producing security

Summary of Abbreviations:
REIT    Real Estate Investment Trust
NV      Naamloze (Dutch for "corporation")

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Strategic Growth Fund

                            Schedule of Investments
                                 June 30, 1999


   Shares                                                              Value

 COMMON STOCKS - 95.8%
             Aerospace & Defense - 1.0%
      72,300 United Technologies Corp............................   $  5,183,006
                                                                    ------------
             Banks - 2.3%
      62,375 Chase Manhattan Corp................................      5,403,234
      65,475 U.S. Trust Corp.....................................      6,056,438
                                                                    ------------
                                                                      11,459,672
                                                                    ------------
             Building, Construction &
              Furnishings - 0.6%
      48,500 Dycom Industries, Inc...............................      2,716,000
                                                                    ------------
             Communication Systems &
              Services - 9.3%
     290,550 *Cisco Systems, Inc.................................     18,685,997
     266,500 Lucent Technologies, Inc............................     17,972,093
     107,950 *MCI WorldCom, Inc..................................      9,290,447
                                                                    ------------
                                                                      45,948,537
                                                                    ------------
             Consumer Products &
              Services - 5.6%
      91,350 Avon Products, Inc..................................      5,069,925
      51,950 Clorox Co...........................................      5,548,909
      18,670 Colgate-Palmolive Co................................      1,843,663
      70,000 Maytag Corp.........................................      4,878,125
     114,600 Procter & Gamble Co.................................     10,228,050
                                                                    ------------
                                                                      27,568,672
                                                                    ------------
             Diversified Companies - 1.0%
      51,400 Tyco International Ltd..............................      4,870,150
                                                                    ------------
             Electrical Equipment &
              Services - 7.9%
     252,575 General Electric Co.................................     28,540,975
      25,375 *QLogic Corp........................................      3,349,500
     107,950 *Vitesse Semiconductor Corp.........................      7,279,878
                                                                    ------------
                                                                      39,170,353
                                                                    ------------
             Electronic Equipment &
              Services - 0.9%
      88,475 *SDL, Inc...........................................      4,517,755
                                                                    ------------
             Finance & Insurance - 5.5%
      45,780 American Express Co.................................      5,957,122
      93,850 Federal Home Loan Mortgage
              Corp...............................................      5,443,300
      54,125 Federal National Mortgage Assoc.....................      3,700,797
      78,475 Marsh & McLennan Co., Inc...........................      5,924,863
      56,500 Schwab (Charles) & Co., Inc.........................      6,207,937
                                                                    ------------
                                                                      27,234,019
                                                                    ------------
             Food & Beverage Products - 2.4%
      80,100 Quaker Oats Co......................................      5,316,638
     130,875 *Safeway, Inc.......................................      6,478,312
                                                                    ------------
                                                                      11,794,950
                                                                    ------------

   Shares                                                             Value

 COMMON STOCKS - continued
             Healthcare Products &
              Services - 17.0%
     111,710 Abbott Laboratories................................   $  5,082,805
     225,475 Bristol-Myers Squibb Co............................     15,881,895
      89,425 *Guidant Corp......................................      4,599,798
     108,200 Johnson & Johnson..................................     10,603,600
     133,350 *MedQuist, Inc.....................................      5,834,063
     121,550 Merck & Co., Inc...................................      8,994,700
     128,800 Schering-Plough Corp...............................      6,826,400
      59,150 *VISX, Inc.........................................      4,683,941
     192,825 Warner-Lambert Co..................................     13,377,234
      94,300 *Wellpoint Health Networks, Inc.
              Cl. A.............................................      8,003,713
                                                                   ------------
                                                                     83,888,149
                                                                   ------------
             Information Services
              & Technology - 19.9%
      85,650 *America Online, Inc...............................      9,464,325
      48,800 *Broadvision, Inc..................................      3,599,000
      97,675 CDW Computer Centers, Inc..........................      4,297,700
      75,200 *Citrix Systems, Inc...............................      4,248,800
     279,250 *EMC Corp..........................................     15,358,750
     115,400 Intel Corp.........................................      6,866,300
      81,650 *Lexmark International Group, Inc..................      5,394,003
     297,970 *Microsoft Corp....................................     26,873,169
      63,325 Siebel Systems, Inc................................      4,203,197
     134,650 *Sun Microsystems, Inc.............................      9,274,019
      25,000 *Uniphase Corp.....................................      4,150,000
      25,750 *Veritas Software Corp.............................      2,444,640
      11,875 Yahoo, Inc.........................................      2,045,469
                                                                   ------------
                                                                     98,219,372
                                                                   ------------
             Oil/Energy - 1.2%
      70,500 Enron Corp.........................................      5,763,375
                                                                   ------------
             Paper & Packaging - 2.5%
      80,175 Avery Dennison Corp................................      4,840,566
     133,485 Kimberly-Clark Corp................................      7,608,645
                                                                   ------------
                                                                     12,449,211
                                                                   ------------
             Printing, Publishing, Broadcasting
              & Entertainment - 1.5%
      23,335 Gannett Co., Inc...................................      1,665,536
      74,200 Omnicom Group, Inc.................................      5,936,000
                                                                   ------------
                                                                      7,601,536
                                                                   ------------
             Retailing & Wholesale - 13.5%
     118,475 *Best Buy Co., Inc.................................      7,997,062
      65,800 *Costco Companies, Inc.............................      5,268,113
     220,200 Family Dollar Stores, Inc..........................      5,284,800
     135,113 Gap, Inc...........................................      6,806,292
     178,025 Home Depot, Inc....................................     11,471,486
      99,800 Lowe's Companies, Inc..............................      5,657,413
     151,700 TJX Co., Inc.......................................      5,053,506
     315,450 Wal-Mart Stores, Inc...............................     15,220,462
     128,540 Walgreen Co........................................      3,775,863
                                                                   ------------
                                                                     66,534,997
                                                                   ------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Strategic Growth Fund

                       Schedule of Investments(continued)
                                 June 30, 1999


   Shares                                                              Value

 COMMON STOCKS - continued
             Telecommunication Services & Equipment - 1.6%
      53,575 *Qualcomm, Inc......................................      7,688,013
                                                                    ------------
             Utilities - Telephone - 2.1%
      95,175 SBC Communications, Inc.............................      5,520,150
      93,850 Sprint Corp.........................................      4,956,453
                                                                    ------------
                                                                      10,476,603
                                                                    ------------
             Total Common Stocks
              (cost $351,447,363)................................    473,084,370
                                                                    ------------

  Principle
   Amount

 SHORT-TERM INVESTMENTS - 5.7%
             Repurchase Agreement - 5.6%
  27,671,784 Dresdner Bank AG 4.75%, purchased 6/30/1999,
              maturing 7/1/1999, maturity value $27,675,435
              (cost $27,671,784)(a)............................   $ 27,671,784
                                                                  ------------

   Shares                                                               Value

             Money Market Shares - 0.1%
     188,020 Valiant General Fund................................   $    188,020
                                                                    ------------
             Total Short-Term Investments
              (cost $27,859,804).................................     27,859,804
                                                                    ------------

             Total Investments -
              (cost $379,307,168)........................   101.5%  500,944,174
             Other Assets and Liabilities - net..........    (1.5)   (7,174,850)
                                                            -----  ------------
             Net Assets..................................   100.0% $493,769,324
                                                            =====  ============

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued inter-est at June 30, 1999.
 * Non-Income Producing Security.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Strategic Value Fund

                            Schedule of Investments
                                 June 30, 1999


   Shares                                                            Value

 COMMON STOCKS - 93.6%
             Aerospace & Defense - 2.2%
   167,700   Raytheon Co. Cl. A................................   $ 11,550,338
                                                                  ------------
             Automotive Equipment &  Manufacturing - 1.6%
   169,000   *Lear Corp........................................      8,407,750
                                                                  ------------
             Banks - 13.5%
   228,100   Chase Manhattan Corp. ............................     19,759,162
   200,000   First American Corp...............................      8,312,500
   163,600   Fleet Financial Group, Inc. ......................      7,259,750
   475,000   Mellon Bank Corp..................................     17,278,125
   207,000   SouthTrust Corp. .................................      7,943,625
   266,800   Summit Bancorp....................................     11,155,575
                                                                  ------------
                                                                    71,708,737
                                                                  ------------
             Capital Goods - 1.2%
   132,800   Case Corp.........................................      6,391,000
                                                                  ------------
             Chemical & Agricultural
              Products - 2.1%
   280,000   Hercules, Inc. ...................................     11,007,500
                                                                  ------------
             Consumer Products &
              Services - 3.6%
   177,000   Black & Decker Corp. .............................     11,173,125
   113,000   Maytag Corp. .....................................      7,874,688
                                                                  ------------
                                                                    19,047,813
                                                                  ------------
             Electrical Equipment &
              Services - 2.7%
   152,000   Motorola, Inc. ...................................     14,402,000
                                                                  ------------
             Electronic Equipment &
              Services - 2.9%
   155,204   Koninklijke (Royal) Philips Electronics NV ADR....     15,656,204
                                                                  ------------
             Finance & Insurance - 11.7%
   118,400   Allstate Corp. ...................................      4,247,600
   413,000   Citigroup, Inc. ..................................     19,617,500
   275,000   Countrywide Credit Industries, Inc. ..............     11,756,250
   103,600   Loews Corp........................................      8,197,350
   175,000   Merrill Lynch & Co., Inc..........................     13,989,062
   103,600   Nationwide Financial Services, Inc. Cl. A.........      4,687,900
                                                                  ------------
                                                                    62,495,662
                                                                  ------------
             Food & Beverage Products - 3.0%
    83,000   Fortune Brands, Inc. .............................      3,434,125
   315,100   Philip Morris Companies, Inc. ....................     12,663,081
                                                                  ------------
                                                                    16,097,206
                                                                  ------------
             Healthcare Products & Services - 3.8%
   165,200   Bristol-Myers Squibb Co. .........................     11,636,275
   459,700   * Tenet Healthcare Corp...........................      8,533,181
                                                                  ------------
                                                                    20,169,456
                                                                  ------------
             Information Services &  Technology - 5.2%
   163,400   Intel Corp. ......................................      9,722,300
   141,200   International Business Machines Corp. ............     18,250,100
                                                                  ------------
                                                                    27,972,400
                                                                  ------------

   Shares                                                              Value

 COMMON STOCKS - continued
             Metal Products & Services - 4.2%
   260,000   Alcoa, Inc. ........................................   $ 16,087,500
   241,900   USX United States Steel Group.......................      6,531,300
                                                                    ------------
                                                                      22,618,800
                                                                    ------------
             Natural Gas - 0.9%
   142,100   El Paso Energy Corp. ...............................      5,000,144
                                                                    ------------
             Oil/Energy - 9.3%
   100,500   Cabot Corp..........................................      2,430,844
   214,000   Mobil Corp..........................................     21,186,000
   213,600   Texaco, Inc.........................................     13,350,000
   315,000   Tosco Corp..........................................      8,170,312
   197,700   Ultramar Diamond Shamrock Corp. ....................      4,312,331
                                                                    ------------
                                                                      49,449,487
                                                                    ------------
             Paper & Packaging - 1.3%
   171,314   Mead Corp...........................................      7,152,360
                                                                    ------------
             Real Estate - 0.6%
   142,100   FelCor Lodging Trust, Inc. REIT.....................      2,948,575
                                                                    ------------
             Retailing & Wholesale - 1.3%
   154,900   Sears, Roebuck & Co.................................      6,902,731
                                                                    ------------
             Telecommunication Services
              & Equipment - 4.2%
   367,500   Centurytel, Inc.....................................     14,608,125
    87,800   Nokia Corp. ADR.....................................      8,039,188
                                                                    ------------
                                                                      22,647,313
                                                                    ------------
             Textile & Apparel - 1.2%
   148,000   V. F. Corp..........................................      6,327,000
                                                                    ------------
             Transportation - 0.9%
   157,200   Burlington Northern Santa Fe Corp...................      4,873,200
                                                                    ------------
             Utilities - Electric - 2.2%
   253,400   Scana Corp. ........................................      5,923,225
   231,850   UtiliCorp United, Inc...............................      5,636,853
                                                                    ------------
                                                                      11,560,078
                                                                    ------------
             Utilities - Gas - 5.0%
   263,000   NICOR, Inc..........................................     10,010,438
   385,000   Williams Companies, Inc.............................     16,386,562
                                                                    ------------
                                                                      26,397,000
                                                                    ------------
             Utilities - Telephone - 9.0%
   170,000   ALLTEL Corp.........................................     12,155,000
   300,000   AT&T Corp...........................................     16,743,750
   252,000   GTE Corp. ..........................................     19,089,000
                                                                    ------------
                                                                      47,987,750
                                                                    ------------
             Total Common Stocks
              (cost $415,517,982)................................    498,770,504
                                                                    ------------
 PREFERRED STOCKS - 1.4%
             Printing, Publishing, Broadcasting &
              Entertainment - 1.4%
   235,800   News Corp. Ltd......................................      7,442,437
                                                                    ------------
             Total Preferred Stocks
              (cost $5,734,588)..................................      7,442,437
                                                                    ------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Strategic Value Fund

                       Schedule of Investments(continued)
                                 June 30, 1999

  Principal
   Amount                                                            Value

 SHORT-TERM INVESTMENTS - 4.6%
             Repurchase Agreement - 4.0%
 $20,965,166 Dresdner Bank AG 4.75%, purchased 6/30/1999,
              maturing 7/1/1999, maturity value $20,967,932
              (cost $20,965,166)(a)............................   $ 20,965,166
                                                                  ------------

   Shares                                                              Value

             Money Market Shares - 0.6%
   3,238,537 Valiant General Fund................................   $  3,238,537
                                                                    ------------
             Total Short-Term Investments
              (cost $24,203,703).................................     24,203,703
             Total Investments -  (cost $445,456,273).....  99.6%    530,416,644
             Other Assets and Liabilities - net...........   0.4       2,388,870
                                                           -----    ------------
             Net Assets................................... 100.0%   $532,805,514
                                                           =====    ============

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at June 30, 1999.
 *  Non-Income Producing Security

Summary of Abbreviations:
ADR    American Depository Receipt
NV     Naamloze (Dutch for "corporation")
REIT   Real Estate Investment Trust

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Equity Growth Funds

                      Statements of Assets and Liabilities
                                 June 30, 1999

                                                       Diversified   Large Cap     Small Cap
                             Balanced    Core Equity      Value        Blend        Growth
                               Fund          Fund          Fund         Fund         Fund
 ---------------------------------------------------------------------------------------------
 Assets
 Identified cost of
  securities.............  $608,922,743 $1,361,603,693 $526,866,558 $334,676,901  $78,373,004
 Net unrealized gains on
  securities.............    52,964,534    579,411,427   87,016,041  113,484,768    9,784,614
 ---------------------------------------------------------------------------------------------
 Market value of
  securities.............   661,887,277  1,941,015,120  613,882,599  448,161,669   88,157,618
 Cash....................             0              0            0            0       14,416
 Receivable for
  securities sold........     4,857,863      3,505,724    3,067,451    4,580,756            0
 Receivable for Fund
  shares sold............       419,135        372,289      195,290            0       45,019
 Dividends and interest
  receivable.............     5,789,563      1,884,530      767,996      406,477           84
 Receivable for daily
  variation margin on
  open futures
  contracts..............             0              0      156,250            0            0
 Deferred organization
  expenses...............             0              0            0            0        5,932
 Prepaid expenses and
  other assets...........         9,807          4,233       22,617       22,148       21,849
 ---------------------------------------------------------------------------------------------
   Total assets..........   672,963,645  1,946,781,896  618,092,203  453,171,050   88,244,918
 ---------------------------------------------------------------------------------------------
 Liabilities
 Payable for securities
  purchased..............     8,428,422              0    4,344,450   10,874,003            0
 Payable for Fund shares
  redeemed...............     5,057,054      1,876,530    5,667,525    3,267,818        3,698
 Payable for securities
  on loan................             0              0            0            0   18,071,447
 Advisory fee payable....       269,003        925,761      244,810      219,233       46,107
 Distribution Plan
  expenses payable.......            42          6,028          826           59            0
 Due to other related
  parties................        13,437         40,739        3,408        9,966          516
 Accrued expenses and
  other liabilities......        57,880        209,926       92,401       43,007        9,613
 ---------------------------------------------------------------------------------------------
   Total liabilities.....    13,825,838      3,058,984   10,353,420   14,414,086   18,131,381
 ---------------------------------------------------------------------------------------------
 Net assets..............  $659,137,807 $1,943,722,912 $607,738,783 $438,756,964  $70,113,537
 ---------------------------------------------------------------------------------------------
 Net assets represented
  by
 Paid-in capital.........  $604,276,094 $1,174,619,818 $502,485,819 $291,584,904  $64,747,945
 Undistributed
  (overdistributed) net
  investment income or
  loss...................     1,619,270         56,683      414,562       (8,169)           0
 Accumulated net
  realized gains or
  losses on securities
  and futures
  contracts..............       277,909    189,634,984   17,436,598   33,695,461  $(4,419,022)
 Net unrealized gains on
  securities and futures
  contracts..............    52,964,534    579,411,427   87,401,804  113,484,768  $ 9,784,614
 ---------------------------------------------------------------------------------------------
 Total net assets........  $659,137,807 $1,943,722,912 $607,738,783 $438,756,964  $70,113,537
 ---------------------------------------------------------------------------------------------
 Net assets consists of
 Class I.................  $658,732,768 $1,913,483,237 $606,354,638 $438,375,045  $70,113,537
 Class IS................       405,039     30,239,675    1,384,145      381,919            0
 ---------------------------------------------------------------------------------------------
 Total net assets........  $659,137,807 $1,943,722,912 $607,738,783 $438,756,964  $70,113,537
 ---------------------------------------------------------------------------------------------
 Shares outstanding
 Class I.................    48,588,180     20,730,802   21,927,085    9,066,653    5,135,726
 Class IS................        29,809        349,426       50,643        7,902            0
 ---------------------------------------------------------------------------------------------
 Net asset value per
  share
 Class I.................  $      13.56 $        92.30 $      27.65 $      48.35  $     13.65
 ---------------------------------------------------------------------------------------------
 Class IS................  $      13.59 $        86.54 $      27.33 $      48.33  $         0
 ---------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Equity Growth Funds

                      Statements of Assets and Liabilities
                                 June 30, 1999

                           Small Company     Social       Special      Strategic     Strategic
                               Value       Principles      Equity        Growth        Value
                               Fund           Fund          Fund          Fund          Fund
 -----------------------------------------------------------------------------------------------
 Assets
 Identified cost of
  securities.............  $107,141,714   $101,069,143  $101,312,154  $379,307,168  $445,456,273
 Net unrealized gains on
  securities.............           917     31,413,201    20,466,484   121,637,006    84,960,371
 -----------------------------------------------------------------------------------------------
 Market value of
  securities.............   107,142,631    132,482,344   121,778,638   500,944,174   530,416,644
 Cash....................           435              0             0             0             0
 Receivable for
  securities sold........     2,219,938      2,476,006       870,502    10,688,751             0
 Receivable for Fund
  shares sold............             0            200       280,877       650,916     4,973,900
 Dividends and interest
  receivable.............        87,308         50,454        14,914       200,187       832,276
 Receivable for daily
  variation margin on
  open futures
  contracts..............             0              0             0             0             0
 Deferred organization
  expenses...............             0              0             0             0             0
 Prepaid expenses and
  other assets...........         3,279          6,322        30,898        12,017        23,024
 -----------------------------------------------------------------------------------------------
   Total assets..........   109,453,591    135,015,326   122,975,829   512,496,045   536,245,844
 -----------------------------------------------------------------------------------------------
 Liabilities
 Payable for securities
  purchased..............     1,031,250              0     1,597,588    14,937,132     2,896,795
 Payable for Fund shares
  redeemed...............       152,000        371,586       255,923     3,461,329       170,643
 Payable for securities
  on loan................             0              0             0             0             0
 Advisory fee payable....        69,282         78,527        52,069       228,777       238,759
 Distribution Plan
  expenses payable.......             0              6           516         1,500           413
 Due to other related
  parties................         3,166          3,188             0        12,472        16,587
 Accrued expenses and
  other liabilities......        16,771         25,994        60,781        85,511       117,133
 -----------------------------------------------------------------------------------------------
   Total liabilities.....     1,272,469        479,301     1,966,877    18,726,721     3,440,330
 -----------------------------------------------------------------------------------------------
 Net assets..............  $108,181,122   $134,536,025  $121,008,952  $493,769,324  $532,805,514
 -----------------------------------------------------------------------------------------------
 Net assets represented
  by
 Paid-in capital.........  $116,705,297   $ 85,750,061  $ 86,594,949  $302,022,022  $437,988,176
 Undistributed
  (overdistributed) net
  investment income or
  loss...................          (460)        (1,986)         (322)       (7,208)      938,131
 Accumulated net
  realized gains or
  losses on securities
  and futures
  contracts..............    (8,524,632)    17,374,749    13,947,841    70,117,504     8,918,836
 Net unrealized gains on
  securities and futures
  contracts..............           917     31,413,201    20,466,484   121,637,006    84,960,371
 -----------------------------------------------------------------------------------------------
 Total net assets........  $108,181,122   $134,536,025  $121,008,952  $493,769,324  $532,805,514
 -----------------------------------------------------------------------------------------------
 Net assets consists of
 Class I.................  $108,180,076   $134,476,499  $116,965,568  $481,118,988  $530,995,228
 Class IS................         1,046         59,526     4,043,384    12,650,336     1,810,286
 -----------------------------------------------------------------------------------------------
 Total net assets........  $108,181,122   $134,536,025  $121,008,952  $493,769,324  $532,805,514
 -----------------------------------------------------------------------------------------------
 Shares outstanding
 Class I.................    12,098,501      3,643,469     8,237,347    11,471,839     2,238,855
 Class IS................           121          1,615       287,691       302,454         7,631
 -----------------------------------------------------------------------------------------------
 Net asset value per
  share
 Class I.................  $       8.94   $      36.91  $      14.20  $      41.94  $     237.17
 -----------------------------------------------------------------------------------------------
 Class IS................  $       8.64   $      36.86  $      14.05  $      41.83  $     237.23
 -----------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Equity Growth Funds

                            Statements of Operations
                            Year Ended June 30, 1999

                                                       Diversified   Large Cap   Small Cap
                             Balanced    Core Equity      Value        Blend       Growth
                               Fund          Fund         Fund         Fund         Fund
 -------------------------------------------------------------------------------------------
 Investment income
 Dividends (net of
  foreign withholding
  taxes of $3,693,
  $81,445, $40,950,
  $4,238, $0,
  respectively)..........   $ 5,095,377  $ 24,008,076  $ 9,357,060  $ 6,263,285  $  100,589
 Securities lending
  income.................             0             0            0            0      23,242
 Interest................    23,575,630     3,610,651      542,734      745,135      87,967
 -------------------------------------------------------------------------------------------
 Total investment
  income.................    28,671,007    27,618,727    9,899,794    7,008,420     211,798
 -------------------------------------------------------------------------------------------
 Expenses
 Advisory fee............     4,136,760    12,923,968    3,983,024    3,318,923     500,432
 Distribution Plan
  expenses...............         5,257        60,519        2,914          881         --
 Administrative services
  fees...................       178,848       480,743      173,365      123,530       8,400
 Transfer agent fee......       737,548        12,936      295,122          556         648
 Trustees' fees and
  expenses...............        13,700        38,000       11,879        7,262         980
 Printing and postage
  expenses...............        36,855        70,158       12,091       12,870       2,315
 Custodian fee...........       200,683       540,553      185,701      132,201      21,344
 Registration and filing
  fees...................        74,996       100,777       69,733       96,499      74,110
 Professional fees.......        39,452        23,743       29,615       29,242      12,936
 Organization expenses...             0             0            0            0       3,989
 Other...................        18,025        36,142       16,061       12,387      14,012
 -------------------------------------------------------------------------------------------
  Total expenses.........     5,442,124    14,287,539    4,779,505    3,734,351     639,166
 Less: Fee credits.......       (27,674)      (76,453)     (30,047)     (18,838)     (3,866)
   Fee waivers ..........      (689,460)   (1,848,228)    (663,837)    (474,132)          0
 -------------------------------------------------------------------------------------------
  Net expenses...........     4,724,990    12,362,858    4,085,621    3,241,381     635,300
 -------------------------------------------------------------------------------------------
 Net investment income or
  loss...................    23,946,017    15,255,869    5,814,173    3,767,039    (423,502)
 -------------------------------------------------------------------------------------------
 Net realized and change
  in unrealized gains or
  losses on securities
  and futures contracts
 Net realized gains or
  losses on:
  Securities.............       928,390   178,262,279   17,043,520   35,527,151  (2,938,420)
  Futures contracts......             0    12,624,975      328,675            0           0
 -------------------------------------------------------------------------------------------
 Net realized gains or
  losses on securities
  and futures contracts..       928,390   190,887,254   17,372,195   35,527,151  (2,938,420)
 -------------------------------------------------------------------------------------------
 Net change in unrealized
  gains or losses on
  securities and futures
  contracts..............    12,500,436   (31,676,691)  23,916,181   (7,056,882)  6,375,643
 -------------------------------------------------------------------------------------------
 Net realized and change
  in unrealized gains or
  losses on securities
  and futures contracts..    13,428,826   159,210,563   41,288,376   28,470,269   3,437,223
 -------------------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  operations.............   $37,374,843  $174,466,432  $47,102,549  $32,237,308  $3,013,721
 -------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Equity Growth Funds

                            Statements of Operations
                            Year Ended June 30, 1999

                            Small Company   Social       Special     Strategic     Strategic
                                Value     Principles     Equity        Growth        Value
                                Fund         Fund         Fund          Fund         Fund
 ---------------------------------------------------------------------------------------------
 Investment income
 Dividends (net of
  foreign withholding
  taxes of $0, $4,425,
  $4,102, $0, $32,939,
  respectively)..........    $   944,862  $ 1,521,760  $   294,364  $  3,246,479  $ 7,216,969
 Securities lending
  income.................              0            0            0             0            0
 Interest................        158,565      237,570      249,570     1,125,933      684,942
 ---------------------------------------------------------------------------------------------
 Total investment
  income.................      1,103,427    1,759,330      543,934     4,372,412    7,901,911
 ---------------------------------------------------------------------------------------------
 Expenses
 Advisory fee............        789,167    1,203,962    1,181,647     3,224,101    2,384,266
 Distribution Plan
  expenses...............            126          279        7,423        25,109        3,890
 Administrative services
  fees...................         22,722       39,281       20,362       118,218       88,316
 Transfer agent fee......            331        1,379       59,803       138,356          596
 Trustees' fees and
  expenses...............          2,539        2,791        1,426        10,000        6,013
 Printing and postage
  expenses...............          3,167        5,523        3,528        24,147       11,127
 Custodian fee...........         31,304       42,625       28,893       143,014       98,842
 Registration and filing
  fees...................         60,230       86,717       71,535       102,018      145,869
 Professional fees.......         15,148       16,980       14,427        24,736       17,780
 Organization expenses...              0            0            0             0            0
 Other...................         14,252       13,430        4,253         7,799       20,929
 ---------------------------------------------------------------------------------------------
  Total expenses.........        938,986    1,412,967    1,393,297     3,817,498    2,777,628
 Less: Fee credits.......         (5,396)      (6,031)      (4,516)      (27,923)     (13,690)
   Fee waivers...........        (84,029)    (150,495)    (551,194)     (478,980)    (340,610)
 ---------------------------------------------------------------------------------------------
  Net expenses...........        849,561    1,256,441      837,587     3,310,595    2,423,328
 ---------------------------------------------------------------------------------------------
 Net investment income or
  loss...................        253,866      502,889     (293,653)    1,061,817    5,478,583
 ---------------------------------------------------------------------------------------------
 Net realized and change
  in unrealized gains or
  losses on securities
  and futures contracts
 Net realized gains or
  losses on:
  Securities.............     (8,481,510)  20,463,898   17,426,693   100,654,235    9,159,666
  Futures contracts......              0            0            0             0            0
 ---------------------------------------------------------------------------------------------
 Net realized gains or
  losses on securities
  and futures contracts..     (8,481,510)  20,463,898   17,426,693   100,654,235    9,159,666
 ---------------------------------------------------------------------------------------------
 Net change in unrealized
  gains or losses on
  securities and futures
  contracts..............      2,615,130  (22,240,460)  14,600,653    51,252,431   24,194,498
 ---------------------------------------------------------------------------------------------
 Net realized and change
  in unrealized gains or
  losses on securities
  and futures contracts..     (5,866,380)  (1,776,562)  32,027,346   151,906,666   33,354,164
 ---------------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations........    $(5,612,514) $(1,273,673) $31,733,693  $152,968,483  $38,832,747
 ---------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Equity Growth Funds

                      Statements of Changes in Net Assets
                            Year Ended June 30, 1999

                                                          Diversified    Large Cap     Small Cap
                              Balanced     Core Equity       Value         Blend        Growth
                                Fund           Fund           Fund          Fund         Fund
 -------------------------------------------------------------------------------------------------
 Operations
 Net investment income or
  loss...................   $ 23,946,017  $   15,255,869  $  5,814,173  $  3,767,039  $  (423,502)
 Net realized gains or
  losses on securities
  and futures contracts..        928,390     190,887,254    17,372,195    35,527,151   (2,938,420)
 Net change in unrealized
  gains or losses on
  securities and futures
  contracts..............     12,500,436     (31,676,691)   23,916,181    (7,056,882)   6,375,643
 -------------------------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     37,374,843     174,466,432    47,102,549    32,237,308    3,013,721
 -------------------------------------------------------------------------------------------------
 Distributions to
  shareholders from:
 Net investment income
  (b)
  Class I................    (22,214,234)    (14,533,736)   (5,432,863)     (415,801)           0
  Class IS...............        (71,558)       (136,355)       (6,977)       (2,046)           0
  Class IC (a)...........              0               0             0    (3,330,655)           0
 -------------------------------------------------------------------------------------------------
  Total distributions
   from net investment
   income................    (22,285,792)    (14,670,091)   (5,439,840)   (3,748,502)           0
 -------------------------------------------------------------------------------------------------
 Net realized gains (b)
  Class I................     (7,372,020)   (160,679,308)  (17,317,740)   (1,886,318)    (100,814)
  Class IS...............        (32,664)     (2,314,062)      (34,597)      (32,097)           0
  Class IC (a)...........              0               0             0   (50,651,105)           0
 -------------------------------------------------------------------------------------------------
  Total distributions
   from net realized
   gains.................     (7,404,684)   (162,993,370)  (17,352,337)  (52,569,520)    (100,814)
 -------------------------------------------------------------------------------------------------
  Total distributions to
   shareholders..........    (29,690,476)   (177,663,461)  (22,792,177)  (56,318,022)    (100,814)
 -------------------------------------------------------------------------------------------------
 Capital shares
  transactions
 Proceeds from shares
  sold...................    107,820,701     194,557,250    67,508,083    46,937,384    3,242,108
 Payment for shares
  redeemed...............   (200,572,408)   (345,341,133) (303,364,284) (147,493,668)  (5,425,723)
 Net asset value of
  shares issued in
  reinvestment of
  distributions..........     20,140,059     127,043,887    21,722,516    51,527,385      100,757
 Net asset value of
  shares issued in
  acquisition of
  CoreStates Equity
  Growth Fund............              0               0             0             0            0
 -------------------------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from capital
   shares transactions...    (72,611,648)    (23,739,996) (214,133,685)  (49,028,899)  (2,082,858)
 -------------------------------------------------------------------------------------------------
   Total increase
    (decrease) in net
    assets...............    (64,927,281)    (26,937,025) (189,823,313)  (73,109,613)     830,049
 Net assets
 Beginning of year.......    724,065,088   1,970,659,937   797,562,096   511,866,577   69,283,488
 -------------------------------------------------------------------------------------------------
 End of year.............   $659,137,807  $1,943,722,912  $607,738,783  $438,756,964  $70,113,537
 -------------------------------------------------------------------------------------------------
 Undistributed
  (overdistributed) net
  investment income or
  loss...................   $  1,619,270  $       56,683  $    414,562  $     (8,169) $         0
 -------------------------------------------------------------------------------------------------

(a) On April 30, 1999, the Class IC shares of the Large Cap Blend Fund and So-cial Principles Fund were converted to Class I shares. Shareholders of Class IC shares became owners of that number of Class I shares having a net asset value equal to the net asset value of their shares immediately prior to the close of business on April 30, 1999. Class IC is the accounting sur-vivor, its operating results for the periods prior to April 30, 1999 have been carried forward in these financial statements.
(b) The Large Cap Blend Fund redesignated $240,950 ($0.02 per share for Classes I, IS and IC) distributions from net investment income declared after Janu-ary 1, 1999, as capital gains distributions after January 1, 1999.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Equity Growth Funds

                      Statements of Changes in Net Assets
                            Year Ended June 30, 1999

                            Small Company     Social       Special      Strategic     Strategic
                                Value       Principles      Equity        Growth        Value
                                Fund           Fund          Fund          Fund          Fund
 -------------------------------------------------------------------------------------------------
 Operations
 Net investment income or
  loss...................   $    253,866   $    502,889  $   (293,653) $  1,061,817  $  5,478,583
 Net realized gains or
  losses on securities...     (8,481,510)    20,463,898    17,426,693   100,654,235     9,159,666
 Net change in unrealized
  gains or losses on
  securities.............      2,615,130    (22,240,460)   14,600,653    51,252,431    24,194,498
 -------------------------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     (5,612,514)    (1,273,673)   31,733,693   152,968,483    38,832,747
 -------------------------------------------------------------------------------------------------
 Distributions to
  shareholders from:
 Net investment income
  Class I................       (313,271)       (78,008)            0    (1,186,581)   (4,545,875)
  Class IS...............           (102)          (238)            0       (10,641)      (17,533)
  Class IC (a)...........              0       (537,557)            0             0             0
 -------------------------------------------------------------------------------------------------
  Total distributions
   from net investment
   income................       (313,373)      (615,803)            0    (1,197,222)   (4,563,408)
 -------------------------------------------------------------------------------------------------
 Net realized gains
  Class I................       (363,011)      (157,473)   (7,643,649)  (42,795,680)   (7,731,471)
  Class IS...............              0         (6,403)     (298,735)     (947,111)      (36,621)
  Class IC (a)...........              0     (8,960,041)            0             0             0
 -------------------------------------------------------------------------------------------------
  Total distributions
   from net realized
   gains.................       (363,011)    (9,123,917)   (7,942,384)  (43,742,791)   (7,768,092)
 -------------------------------------------------------------------------------------------------
  Total distributions to
   shareholders..........       (676,384)    (9,739,720)   (7,942,384)  (44,940,013)  (12,331,500)
 -------------------------------------------------------------------------------------------------
 Capital shares
  transactions
 Proceeds from shares
  sold...................     49,048,796     14,856,248    44,330,181    98,098,328   281,162,284
 Payment for shares
  redeemed...............    (12,850,016)   (58,178,607)  (32,256,122) (282,527,098)  (72,083,435)
 Net asset value of
  shares issued in
  reinvestment of
  distributions..........        624,439      9,074,037     7,935,176    40,521,982     8,705,025
 Net asset value of
  shares issued in
  acquisition of
  CoreStates Equity
  Growth Fund............              0              0             0   205,742,310             0
 -------------------------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from capital
   shares transactions...     36,823,219    (34,248,322)   20,009,235    61,835,522   217,783,874
 -------------------------------------------------------------------------------------------------
   Total increase
    (decrease) in net
    assets...............     30,534,321    (45,261,715)   43,800,544   169,863,992   244,285,121
 Net assets
 Beginning of year.......     77,646,801    179,797,740    77,208,408   323,905,332   288,520,393
 -------------------------------------------------------------------------------------------------
 End of year.............   $108,181,122   $134,536,025  $121,008,952  $493,769,324  $532,805,514
 -------------------------------------------------------------------------------------------------
 Undistributed
  (overdistributed) net
  investment income or
  loss...................   $       (460)  $     (1,986) $       (322) $     (7,208) $    938,131
 -------------------------------------------------------------------------------------------------

(a) On April 30, 1999, the Class IC shares of the Large Cap Blend Fund and So-cial Principles Fund were converted to Class I shares. Shareholders of Class IC shares became owners of that number of Class I shares having a net asset value equal to the net asset value of their shares immediately prior to the close of business on April 30, 1999. Class IC is the accounting sur-vivor, its operating results for the periods prior to April 30, 1999 have been carried forward in these financial statements.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Equity Growth Funds

                      Statements of Changes in Net Assets
                           Period Ended June 30, 1998

                                                           Diversified    Large Cap     Small Cap
                             Balanced      Core Equity        Value         Blend        Growth
                              Fund**          Fund*          Fund**         Fund*        Fund***
 --------------------------------------------------------------------------------------------------
 Operations
 Net investment income...  $   9,106,347  $   11,215,922  $   4,518,633  $  2,329,360  $  (130,149)
 Net realized gain on
  securities and future
  contracts..............      6,632,946     161,218,815     17,369,461    51,925,395      407,197
 Net change in
  unrealized gains or
  losses on securities
  and future contracts...     40,464,098      53,230,680     63,485,623     5,211,744   (1,425,687)
 --------------------------------------------------------------------------------------------------
  Net increase
   (decrease) in net
   assets resulting from
   operations............     56,203,391     225,665,417     85,373,717    59,466,499   (1,148,639)
 --------------------------------------------------------------------------------------------------
 Distributions to
  shareholders from:
 Net investment income
  Class I................     (9,096,812)    (11,166,520)    (4,502,185)      (29,968)           0
  Class IS...............         (1,320)        (29,555)        (1,220)         (475)           0
  Class IC...............              0               0              0    (2,357,277)           0
 --------------------------------------------------------------------------------------------------
  Total distributions
   from net investment
   income................     (9,098,132)    (11,196,075)    (4,503,405)   (2,387,720)           0
 --------------------------------------------------------------------------------------------------
 Net realized gains
  Class I................              0               0              0             0            0
  Class IS...............              0               0              0             0            0
  Class IC...............              0               0              0             0            0
 --------------------------------------------------------------------------------------------------
  Total distributions
   from net realized
   gains.................              0               0              0             0            0
 --------------------------------------------------------------------------------------------------
  Total distributions to
   shareholders..........     (9,098,132)    (11,196,075)    (4,503,405)   (2,387,720)           0
 --------------------------------------------------------------------------------------------------
 Capital share
  transactions
 Proceeds from shares
  sold...................    794,145,003   1,978,861,338    844,178,135   502,787,135   24,034,367
 Payment of shares
  redeemed...............   (121,943,214)   (222,735,836)  (130,961,973)  (48,017,312)  (1,126,600)
 Net asset value of
  shares issued in
  reinvestment of
  distributions..........      4,758,040          65,093      3,475,622        17,975            0
 --------------------------------------------------------------------------------------------------
  Net increase in net
   assets resulting from
   capital share
   transactions..........    676,959,829   1,756,190,595    716,691,784   454,787,798   22,907,767
 --------------------------------------------------------------------------------------------------
   Total increase in net
    assets...............    724,065,088   1,970,659,937    797,562,096   511,866,577   21,759,128
 Net assets
 Beginning of period.....              0               0              0             0   47,524,360
 --------------------------------------------------------------------------------------------------
 End of period...........  $ 724,065,088  $1,970,659,937  $ 797,562,096  $511,866,577  $69,283,488
 --------------------------------------------------------------------------------------------------
 Undistributed net
  investment income or
  loss...................  $      76,045  $       15,911  $      84,835  $     48,469  $      (334)
 --------------------------------------------------------------------------------------------------

* For the period from November 24, 1997 (commencement of operations) to June 30, 1998.
** For the period from January 22, 1998 (commencement of operations) to June 30, 1998.
*** For the period from March 1, 1998 to June 30, 1998. The Fund changed its fiscal year end from February 28 to June 30, effective June 30, 1998.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Equity Growth Funds

                      Statements of Changes in Net Assets
                           Period Ended June 30, 1998

                               Small        Social       Special     Strategic     Strategic
                           Company Value  Principles     Equity        Growth        Value
                              Fund**        Fund*         Fund         Fund*         Fund*
 ----------------------------------------------------------------------------------------------
Operations
 Net investment income
  (loss).................   $   158,103  $    119,251  $  (396,076) $    334,100  $  1,678,953
 Net realized gain on
  securities and written
  options................       302,967     6,082,094   11,241,857    32,617,708     7,762,171
 Net change in
  unrealized gains or
  losses on securities
  and written options....    (2,614,213)    4,046,653     (654,231)   17,033,702    12,371,066
 ----------------------------------------------------------------------------------------------
  Net increase
   (decrease) in net
   assets resulting from
   operations............    (2,153,143)   10,247,998   10,191,550    49,985,510    21,812,190
 ----------------------------------------------------------------------------------------------
Distributions to
  shareholders from:
 From net investment
  income
  Class I................      (152,163)       (1,626)           0     (325,046)    (1,676,451)
  Class IS...............             0           (42)           0             0        (2,273)
  Class IC...............             0      (160,897)           0             0             0
 ----------------------------------------------------------------------------------------------
  Total distributions
   from net investment
   income................      (152,163)     (162,565)           0      (325,046)   (1,678,724)
 ----------------------------------------------------------------------------------------------
 Net realized gains
  Class I................             0             0   (9,099,479)            0             0
  Class IS...............             0             0     (364,614)            0             0
  Class IC...............             0             0            0             0             0
 ----------------------------------------------------------------------------------------------
  Total distributions
   from net realized
   gains.................             0             0   (9,464,093)            0             0
 ----------------------------------------------------------------------------------------------
  Total distributions to
   shareholders..........      (152,163)     (162,565)  (9,464,093)     (325,046)   (1,678,724)
 ----------------------------------------------------------------------------------------------
Capital share
  transactions
 Proceeds from shares
  sold...................    86,504,946   181,779,780   14,069,175   341,558,248   284,680,865
 Payment of shares
  redeemed...............    (6,702,683)  (12,070,972) (20,704,096)  (67,348,327)  (16,580,621)
 Net assets value of
  shares issued in
  reinvestment of
  distributions..........       149,844         3,499    8,789,058        34,947       286,683
 ----------------------------------------------------------------------------------------------
  Net increase in net
   assets resulting from
   capital share
   transactions..........    79,952,107   169,712,307    2,154,137   274,244,868   268,386,927
 ----------------------------------------------------------------------------------------------
   Total increase in net
    assets...............    77,646,801   179,797,740    2,881,594   323,905,332   288,520,393
Net assets
 Beginning of period.....             0             0   74,326,814             0             0
 ----------------------------------------------------------------------------------------------
 End of period...........   $77,646,801  $179,797,740  $77,208,408  $323,905,332  $288,520,393
 ----------------------------------------------------------------------------------------------
Undistributed net
  investment income or
  loss...................   $    69,313  $     60,566  $    (4,076) $     85,171  $     75,764
 ----------------------------------------------------------------------------------------------

  * For the period from November 24, 1997 (commencement of operations) to June 30, 1998.
 ** For the period from December 23, 1997 (commencement of operations) to June
    30, 1998.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Equity Growth Funds

                      Statements of Changes in Net Assets
                          Year Ended February 28, 1998

                                                                     Small Cap
                                                                    Growth Fund
                                                                    -----------
                                                                       1998
 -------------------------------------------------------------------------------
 Operations
  Net investment loss.............................................. $  (134,192)
  Net realized loss on securities..................................    (415,947)
  Net change in unrealized gains or losses on securities...........   4,981,029
 -------------------------------------------------------------------------------
   Net increase in net assets resulting from operations............   4,430,890
 -------------------------------------------------------------------------------
 Distributions to shareholders from:
  Net realized gain on investments.................................  (1,657,057)
 -------------------------------------------------------------------------------
   Total distributions to shareholders.............................  (1,657,057)
 -------------------------------------------------------------------------------
 Capital share transactions
  Proceeds from shares sold........................................  42,857,020
  Payment for shares redeemed......................................   1,640,345
  Net assets value of shares issued in reinvestment of
   distributions...................................................  (2,634,970)
 -------------------------------------------------------------------------------
    Net increase in net assets resulting from capital share
     transactions..................................................  41,862,395
 -------------------------------------------------------------------------------
     Total increase in net assets..................................  44,636,228
 Net assets
 Beginning of year.................................................   2,888,132
 -------------------------------------------------------------------------------
 End of year, including accumulated net investment income of $320
  ................................................................. $47,524,360
 -------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                     Combined Notes to Financial Statements

1. ORGANIZATION

The Evergreen Select Equity Growth Funds consist of Evergreen Select Balanced Fund ("Balanced Fund"), Evergreen Select Core Equity Fund ("Core Equity Fund") (formerly Evergreen Select Common Stock Fund), Evergreen Select Diversified Value Fund ("Diversified Value Fund"), Evergreen Select Large Cap Blend Fund ("Large Cap Blend Fund"), Evergreen Select Small Cap Growth Fund ("Small Cap Growth Fund"), Evergreen Select Small Company Value Fund ("Small Company Value Fund"), Evergreen Select Social Principles Fund ("Social Principles Fund"), Ev-ergreen Select Special Equity Fund ("Special Equity Fund") (formerly CoreFunds Special Equity Fund), Evergreen Select Strategic Growth Fund ("Strategic Growth Fund") and Evergreen Select Strategic Value Fund ("Strategic Value Fund"), each of which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment company. Each of the Funds is a separate series of Evergreen Select Equity Trust, a Delaware business trust organized on September 18, 1997, and are collectively referred to herein as "the Funds".

The Funds offer an Institutional Class of shares ("Class I") and an Institu-tional Service Class of shares ("Class IS"). Each Class of shares is sold with-out a front-end sales charge or contingent deferred sales charge. Class IS shares pay an ongoing service fee. Until April 30, 1999 Large Cap Blend Fund and Social Principles Fund offered an Institutional Charitable Class of shares ("Class IC"), which were available only to those investors that qualified as a non-profit organization under the Internal Revenue Code.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
Securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") are valued at the last reported sales price on the exchange where primarily traded. Securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked price.

Corporate bonds, U.S. government obligations, mortgage and other asset-backed securities and other fixed-income securities are valued at prices provided by an independent pricing service. In determining a price for normal institution-al-size transactions, the pricing service uses methods based on market transac-tions for comparable securities and analysis of various relationships between similar securities, which are generally recognized by institutional traders.

Short-term investments with remaining maturities of 60 days or less at the time of purchase are carried at amortized cost, which approximates market value.

Securities for which valuations are not readily available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securi-ties pledged falls below the carrying value of the repurchase agreement, in-cluding accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment adviser to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commission certain Funds managed by Evergreen Investment Management Company ("EIMC") may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. Futures Contracts
In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts.

The initial margin deposited with a broker when entering into a futures trans-action is subsequently adjusted by daily payments or receipts as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an il-liquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

D. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into United States dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain or loss resulting from changes in foreign currency exchange rates is a component of net unrealized gain or loss on secu-rities and foreign currency related transactions. Net realized foreign currency gains or losses resulting from changes in exchange rates include foreign cur-rency gains and losses between trade date and settlement date on securities transactions, foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts that are actually received and are included in realized gain or loss on foreign currency related transactions. The portion of foreign currency gains or losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains or losses on securities.

E. Securities Lending
In order to generate income and to offset expenses, the Funds may lend portfo-lio securities to brokers, dealers, and other financial organizations. The Funds' investment advisor will monitor the creditworthiness of such borrowers. Loans of securities may not exceed 33 1/3% of a Fund's total assets and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. The Fund monitors the adequacy of the collateral daily and will require the borrower to provide additional collateral in the event the value of the collateral falls below 100% of the market value of the securities on loan. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest any cash collateral received in portfolio securities, thereby increasing its return. A Fund will have the right to call any such loan and ob-tain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect a Fund and its investors. A Fund may pay fees in connec-tion with such loans.

F. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Income and capital gains realized from some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

G. Federal Taxes
The Funds qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). As such, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable income and net capital gains, if any, to their shareholders. The Funds also intend to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for fed-eral taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

H. Distributions
Distributions from net investment income for the Funds, except Small Cap Growth Fund, are declared and paid monthly. Small Cap Growth Fund declares and pays distributions from net investment income, if any, annually. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. The difference between financial statements amounts avail-able for distribution and distributions made in accordance with income tax reg-ulations are primarily due to differing treatment for certain distributions re-ceived from real estate investment trusts, certain repurchases of securities sold at a loss and the in-kind transaction described in Note 5.

The Large Cap Blend Fund redesignated $240,950 ($0.02 per share for Class I, IS and IC) of distributions from net investment income declared after January 1, 1999, as capital gains distributions after January 1, 1999.

Certain distributions paid during previous years have been reclassified to conform with current year presentation.

I. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans.

J. Organization Expenses
Organization expenses for Small Cap Growth Fund are amortized to operations over a five-year period on a straight-line basis. In the event any of the ini-tial shares of the Fund are redeemed by any holder during the five-year amorti-zation period, redemption proceeds will be reduced by any unamortized organiza-tion expenses in the same proportion as the number of initial shares being re-deemed bears to the number of initial shares outstanding at the time of the re-demption.

3. CONVERSION INFORMATION

On November 24, 1997, the Core Equity Fund, Strategic Growth Fund, and Strate-gic Value Fund commenced operations of their respective Class I shares as a re-sult of a conversion of common trust funds managed by First Union National Bank ("FUNB"), a subsidiary of First Union Corporation ("First Union"). Also, the Large Cap Blend Fund and Social Principles Fund commenced operations of their respective Class IC shares as a result of similar common trust fund conver-sions. The following chart summarizes pertinent data related to each Fund on the date of conversion:

                              Core       Large Cap       Social       Strategic    Strategic
                          Equity Fund    Blend Fund  Principles Fund Growth Fund   Value Fund
                         ------------- ---------- ------------- ---------- -----------
Shares issued...........     22,828,425   10,264,770     4,293,581      5,750,026      831,617
Net assets.............. $1,894,078,143 $462,393,873  $157,379,236   $186,600,811 $169,109,520
Net asset value per
 share.................. $        82.97 $      45.05  $      36.65   $      32.45 $     203.35
Unrealized appreciation
 of securities.......... $  557,857,438 $115,329,906  $ 49,607,008   $ 53,350,873 $ 48,394,807

The above amounts are reflected in proceeds from shares sold in the statements of changes in net assets for the period ended June 30, 1998.

4. CLASS IC CONVERSION

On April 30, 1999, the Large Cap Blend Fund and Social Principles Fund con-verted their respective Class IC shares to Class I shares. Shareholders of Class IC shares became owners of that number of Class I shares having a net as-set value equal to the net asset value of their shares immediately prior to the close of business April 30, 1999. Since Class IC shares contributed the major-ity of the net assets and the shareholders to the newly combined Class I, the Class IC and its operating results for prior periods are carried forward as the accounting survivor. The following chart summarizes pertinent data related to each Fund's Class IC shares on the date of conversion:

                                              Large Cap       Social
                                              Blend Fund  Principles Fund
                                             ----------- --------------
         Class I shares issued..............    9,604,208     3,712,810
         Net assets of Class IC............. $452,516,632  $126,994,084
         Net asset value of Class I per
          share............................. $      47.12  $      34.20

5. IN-KIND TRANSACTION

On January 21, 1998, the Evergreen Balanced Fund II and Evergreen Value Fund, Class Y, executed a redemption in-kind transaction of $737,248,788 and $793,367,277, respectively. This transaction resulted in the liquidation of substantially all of the net assets of the Evergreen Balanced Fund II and Ever-green Value Fund Class Y shares, which were transferred to Class I shares of Balanced Fund and Diversified Value Fund, respectively. On January 22, 1998, Balanced Fund and Diversified Value Fund commenced operations of their Class I shares through in-kind purchases of 58,643,231 and 33,532,392 shares, respec-tively, amounting to $737,248,788 and $793,367,277, respectively. These amounts are reflected in proceeds from shares sold in the statements of changes in net assets for the period ended June 30, 1998. In exchange for these shares, in-vestment securities, excluding cash and cash equivalents, with a cost and mar-ket value of $708,705,595 and $774,879,156 were contributed to the Balanced Fund and Diversified Value Fund, respectively. Additionally, Balanced Fund and Diversified Value Fund received cash and cash equivalents of $28,543,193 and $23,488,121, respectively, to complete the transaction.

6. ACQUISITIONS

Effective on the close of business July 24, 1998, Special Equity Fund acquired all of the net assets and certain liabilities of the CoreFund Special Equity Fund ("CoreFund") an open-end, management investment company, registered under the 1940 Act, through a tax-free exchange of shares. Shareholders of Class A, Class B and Class Y shares of the CoreFund became owners of that number of full and fractional shares of Class IS, Class IS and Class I shares, respectively, of Special Equity Fund having an aggregate net asset value equal to the aggre-gate net asset value of their shares of the CoreFund immediately prior to the close of business on July 24, 1998. Shareholders of CoreFund Class B shares re-ceived 22,353 shares of Class IS as a result of the merger. The Special Equity Fund had no operations prior to the acquisition. Since both the Special Equity Fund and the CoreFund were similar funds, and the CoreFund contributed the ma-jority of the net assets and shareholders, its basis of accounting for assets and liabilities and its operating results for prior periods are carried forward as the accounting survivor. The above amounts are reflected in proceeds from shares issued in both the Statements of Changes in Net Assets and Capital Shares Transactions.

Effective the close of business on July 24, 1998, Strategic Growth Fund ac-quired the net assets of CoreFund Equity Growth Fund, an open-end management investment company registered under the 1940 Act in an exchange of shares. The net assets were exchanged through a tax-free exchange for 186,381 Class IS shares and 5,297,535 Class I shares of Strategic Growth Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $66,587,357. The aggregate net assets of CoreFund Equity Growth Fund and Strategic Growth Fund immediately before the acquisition were $205,742,310 and $326,300,095, respectively. The aggregate net assets of Strategic Growth Fund after the acquisition were $532,042,405. The above amounts are reflected in proceeds from shares issued in both the Statements of Changes in Net Assets and Capital Shares Transactions.

Immediately following the common trust fund conversion on November 24, 1997, the Strategic Growth Fund acquired substantially all of the net assets of Eq-uity Growth Fund, a common trust fund managed by FUNB. The net assets were ac-quired through a taxable exchange for 2,517,542 Class I shares of Strategic Growth Fund, valued at $32.45 per share. The acquired net assets consisted pri-marily of portfolio securities with unrealized appreciation of $25,897,713. The aggregate net assets of Equity Growth Fund and Strategic Growth Fund immedi-ately prior to the acquisition were $81,699,736 and $186,600,811, respectively. The aggregate net assets and shares outstanding of Strategic Growth Fund imme-diately after the acquisition were $268,300,547 and 8,267,568, respectively. The foregoing amounts are reflected in proceeds from shares sold in the State-ments of Changes in Net Assets for the period ended June 30, 1998.

7. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class I and/or Class IS. Transactions in shares of the Funds were as follows:

Select Balanced Fund

                                Year Ended                 Period Ended
                               June 30, 1999            June 30, 1998 (a)
                         --------------------------  -------------------------
                           Shares        Amount        Shares       Amount
 ------------------------------------------------------------------------------
Class I
Shares sold.............   7,848,229  $ 102,258,212  62,963,666  $ 793,932,091
Shares redeemed......... (14,836,155)  (195,030,850) (9,271,066)  (121,943,214)
Shares issued in
 reinvestment of
 distributions..........   1,521,793     20,036,612     361,713      4,756,721
 ------------------------------------------------------------------------------
Net increase
 (decrease).............  (5,466,133)   (72,736,026) 54,054,313    676,745,598
 ------------------------------------------------------------------------------
Class IS
Shares sold.............     422,203      5,562,489      15,938        212,912
Shares redeemed.........    (416,181)    (5,541,558)          0              0
Shares issued in
 reinvestment of
 distributions..........       7,749        103,447         100          1,319
 ------------------------------------------------------------------------------
Net increase............      13,771        124,378      16,038        214,231
 ------------------------------------------------------------------------------
Net increase
 (decrease).............  (5,452,362) $ (72,611,648) 54,070,351  $ 676,959,829

 -------------------------------------------------------------------------------
(a) For Class I and Class IS the capital share activity is for the period from January 22, 1998 and April 9, 1998, respectively, (commencement of each Classes operations) to June 30, 1998.

Select Core Equity Fund

                                Year Ended                Period Ended
                              June 30, 1999             June 30, 1998 (a)
                         -------------------------  --------------------------
                           Shares       Amount        Shares        Amount
 ------------------------------------------------------------------------------
Class I
Shares sold.............  1,894,587  $ 162,933,860  23,538,750  $1,957,108,914
Shares redeemed......... (3,733,442)  (323,280,104) (2,451,922)   (219,096,830)
Shares issued in
 reinvestment of
 distributions..........  1,482,376    125,141,384         453          40,719
 ------------------------------------------------------------------------------
Net increase
 (decrease).............   (356,479)   (35,204,860) 21,087,281   1,738,052,803
 ------------------------------------------------------------------------------
Class IS
Shares sold.............    388,096     31,623,390     250,305      21,752,424
Shares redeemed.........   (271,386)   (22,061,029)    (41,914)     (3,639,006)
Shares issued in
 reinvestment of
 distributions..........     24,042      1,902,503         283          24,374
 ------------------------------------------------------------------------------
Net increase............    140,752     11,464,864     208,674      18,137,792
 ------------------------------------------------------------------------------
Net increase
 (decrease).............   (215,727) $ (23,739,996) 21,295,955  $1,756,190,595

 -------------------------------------------------------------------------------
(a) For Class I and Class IS, for the period from November 24, 1997 and Febru-ary 4, 1998, respectively (commencement of Class operations) to June 30, 1998.

Select Diversified Value Fund

                                Year Ended                 Period Ended
                               June 30, 1999            June 30, 1998 (a)
                         --------------------------  -------------------------
                           Shares        Amount        Shares       Amount
 ------------------------------------------------------------------------------
Class I
Shares sold.............   2,710,532  $  66,392,052  35,285,849  $ 843,364,554
Shares redeemed......... (12,054,441)  (303,229,194) (5,013,312)  (130,385,842)
Shares issued in
 reinvestment of
 distributions..........     864,540     21,680,943     133,917      3,474,402
 ------------------------------------------------------------------------------
Net increase
 (decrease).............  (8,479,369)  (215,156,199) 30,406,454    716,453,114
 ------------------------------------------------------------------------------
Class IS
Shares sold.............      46,088      1,116,031      30,796        813,581
Shares redeemed.........      (5,221)      (135,090)    (22,745)      (576,131)
Shares issued in
 reinvestment of
 distributions..........       1,677         41,573          48          1,220
 ------------------------------------------------------------------------------
Net increase............      42,544      1,022,514       8,099        238,670
 ------------------------------------------------------------------------------
Net increase
 (decrease).............  (8,436,825) $(214,133,685) 30,414,553  $ 716,691,784

 -------------------------------------------------------------------------------
(a) For Class I and Class IS, for the period from January 22, 1998 and March
    31, 1998, respectively (commencement of Class operations) to June 30, 1998.

Select Large Cap Blend Fund

                                  Year Ended               Period Ended
                                June 30, 1999            June 30, 1998 (a)
                           -------------------------  ------------------------
                             Shares       Amount        Shares       Amount
 ------------------------------------------------------------------------------
Class I
Shares sold..............     281,613  $  13,021,813     281,458  $ 13,881,808
Shares redeemed..........  (1,136,453)   (53,049,940)     (5,242)     (257,909)
Shares issued in
 reinvestment of
 distributions...........      40,730      1,853,814         339        16,702
Shares issued from
 conversion of Class IC
 (b).....................   9,604,208    452,516,632           0             0
 ------------------------------------------------------------------------------
Net increase.............   8,790,098    414,342,319     276,555    13,640,601
 ------------------------------------------------------------------------------
Class IS
Shares sold..............       7,147        328,082       5,918       297,642
Shares redeemed..........      (5,917)      (269,541)         (1)          (44)
Shares issued in
 reinvestment of
 distributions...........         745         33,874          10           475
 ------------------------------------------------------------------------------
Net increase.............       1,975         92,415       5,927       298,073
 ------------------------------------------------------------------------------
Class IC
Shares sold..............     745,024     33,587,489  10,802,599   488,607,729
Shares redeemed..........  (2,036,907)   (94,174,187)   (997,016)  (47,759,403)
Shares issued in
 reinvestment of
 distributions...........   1,090,492     49,639,697          16           798
Shares redeemed in
 conversion to Class I
 (b).....................  (9,604,208)  (452,516,632)          0             0
 ------------------------------------------------------------------------------
Net increase (decrease)..  (9,805,599)  (463,463,633)  9,805,599   440,849,124
 ------------------------------------------------------------------------------
Net increase (decrease)..  (1,013,526) $ (49,028,899) 10,088,081  $454,787,798

 -------------------------------------------------------------------------------
(a) For Class I, Class IS and IC, for the period from December 19, 1997, March 12, 1998 and November 24, 1997, respectively (commencement of Class opera-tions) to June 30, 1998.
(b) On April 30, 1999, Class IC shares of the Fund were converted to Class I shares.

Select Small Cap Growth Fund

                             Year Ended             Period Ended             Year Ended
                            June 30, 1999         June 30, 1998 (a)       February 28, 1998
                         ---------------------  ----------------------  ----------------------
                          Shares     Amount      Shares      Amount      Shares      Amount
 ----------------------------------------------------------------------------------------------
Class I
Shares sold.............  284,105  $ 3,242,108  1,770,376  $22,034,367  3,414,877  $42,857,020
Shares redeemed......... (437,071)  (5,425,723)   (82,127)  (1,126,600)  (209,509)  (2,634,970)
Shares issued in
 reinvestment of
 distributions..........    8,734      100,757          0            0    130,289    1,640,345
 ----------------------------------------------------------------------------------------------
Net increase
 (decrease)............. (144,232) $(2,082,858) 1,688,249  $20,907,767  3,335,657  $41,862,395

 -------------------------------------------------------------------------------
(a) For the four month period ended June 30, 1998. The fund changed its fiscal year end from the last business day in February to June 30, effective June 30, 1998.

Select Small Company Value Fund

                                   Year Ended              Period Ended
                                  June 30, 1999          June 30, 1998 (a)
                             ------------------------  ----------------------
                               Shares       Amount      Shares      Amount
 -----------------------------------------------------------------------------
Class I
Shares sold.................  5,762,869  $ 48,213,008  8,353,679  $86,504,946
Shares redeemed............. (1,437,069)  (12,034,887)  (669,991)  (6,702,683)
Shares issued in
 reinvestment of
 distributions..............     74,799       624,337     14,214      149,844
 -----------------------------------------------------------------------------
Net increase................  4,400,599    36,802,458  7,697,902  $79,952,107
 -----------------------------------------------------------------------------
Class IS (b)
Shares sold.................    101,479       835,788
Shares redeemed.............   (101,371)     (815,129)
Shares issued in
 reinvestment of
 distributions..............         13           102
 -----------------------------------------------------------------------------
Net increase................        121        20,761
 -----------------------------------------------------------------------------
Net increase................  4,400,720  $ 36,823,219

 -------------------------------------------------------------------------------
(a) For the period from December 23, 1997 (commencement of Class operations) to June 30, 1998.
(b) For the period from December 31, 1998 (commencement of Class operations) to June 30, 1999.

Select Social Principles Fund

                                 Year Ended                Period Ended
                                June 30, 1999           June 30, 1998 (a)
                           -------------------------  -----------------------
                             Shares       Amount       Shares       Amount
 -----------------------------------------------------------------------------
Class I
Shares sold...............     90,138  $   3,145,258     61,760  $  2,208,624
Shares redeemed...........   (225,918)    (8,155,311)       (59)       (2,272)
Shares issued in
 reinvestment of
 distributions............      4,705        162,875         33         1,243
Shares issued from
 conversion of Class IC
 (b)......................  3,712,810    126,994,084          0             0
 -----------------------------------------------------------------------------
Net increase..............  3,581,735    122,146,906     61,734     2,207,595
 -----------------------------------------------------------------------------
Class IS
Shares sold...............      4,670        159,277      5,274       207,403
Shares redeemed...........     (8,520)      (297,123)        (1)          (36)
Shares issued in
 reinvestment of
 distributions............        191          6,618          1            42
 -----------------------------------------------------------------------------
Net increase (decrease)...     (3,659)      (131,228)     5,274       207,409
 -----------------------------------------------------------------------------
Class IC
Shares sold...............    337,062     11,551,713  4,876,095   179,363,747
Shares redeemed........... (1,429,917)   (49,726,173)  (327,340)  (12,068,700)
Shares issued in
 reinvestment of
 distributions............    256,850      8,904,544         60         2,256
Shares redeemed in
 conversion to Class I
 (b)...................... (3,712,810)  (126,994,084)         0             0
 -----------------------------------------------------------------------------
Net increase (decrease)... (4,548,815)  (156,264,000) 4,548,815   167,297,303
 -----------------------------------------------------------------------------
Net increase (decrease)...   (970,739) $ (34,248,322) 4,615,823  $169,712,307

 -------------------------------------------------------------------------------
(a) For Class I, Class IS, Class IC, for the period from November 24, 1997, March 12, 1998, and November 24, 1997, respectively, (commencement of Class operations) to June 30, 1998.
(b) On April 30, 1999, Class IC shares of the Fund were converted to Class I shares.

Select Special Equity Fund

                                 Year Ended                Year Ended
                                June 30, 1999           June 30, 1998 (a)
                           ------------------------  ------------------------
                             Shares       Amount       Shares       Amount
 -----------------------------------------------------------------------------
Class I
Shares sold...............  3,681,321  $ 43,045,845   1,100,970  $ 12,968,366
Shares redeemed........... (2,831,875)  (30,671,560) (1,727,770)  (20,152,176)
Shares issued in
 reinvestment of
 distributions............    812,275     7,643,511     816,325     8,424,468
 -----------------------------------------------------------------------------
Net increase..............  1,661,721    20,017,796     189,525     1,240,658
 -----------------------------------------------------------------------------
Class IS
Shares sold...............    114,558     1,284,336      92,537     1,100,809
Shares redeemed...........   (146,994)   (1,584,562)    (47,881)     (551,920)
Shares issued in
 reinvestment of
 distributions............     31,295       291,665      35,511       364,590
 -----------------------------------------------------------------------------
Net increase (decrease)...     (1,141)       (8,561)     80,167       913,479
 -----------------------------------------------------------------------------
Net increase..............  1,660,580  $ 20,009,235     269,692  $  2,154,137

 -------------------------------------------------------------------------------
(a) Capital share activity for the year ended June 30, 1998 is that of the CoreFund. Amounts shown for Class I have been reclassified from Class Y of the CoreFund. Amounts shown for Class IS reflect the combination and re-classification of Class A and Class B of the CoreFund.

Select Strategic Growth Fund

                                 Year Ended               Period Ended
                                June 30, 1999           June 30, 1998 (a)
                           ------------------------  ------------------------
                             Shares       Amount       Shares       Amount
 -----------------------------------------------------------------------------
Class I
Shares sold...............  4,260,240  $ 93,242,573   9,834,675  $324,746,855
Shares redeemed........... (7,535,767) (278,683,495) (1,464,385)  (53,203,209)
Shares issued in
 reinvestment of
 distributions............  1,078,559    39,578,816         982        34,947
Shares issued in
 acquisition of CoreFund
 Equity Growth Fund.......  5,297,535   198,759,540         --            --
 -----------------------------------------------------------------------------
Net increase (decrease)...  3,100,567    52,897,434   8,371,272   271,578,593
 -----------------------------------------------------------------------------
Class IS
Shares sold...............    130,363     4,855,755     447,254    16,811,393
Shares redeemed...........   (101,906)   (3,843,603)   (385,382)  (14,145,118)
Shares issued in
 reinvestment of
 distributions............     25,744       943,166         --            --
Shares issued in
 acquisition of CoreFund
 Equity Growth Fund.......    186,381     6,982,770         --            --
 -----------------------------------------------------------------------------
Net increase..............    240,582     8,938,088      61,872     2,666,275
 -----------------------------------------------------------------------------
Net increase..............  3,341,149  $ 61,835,522   8,433,144  $274,244,868

 -------------------------------------------------------------------------------
(a) For Class I and Class IS, for the period from November 24, 1997 and Febru-ary 27,1998, respectively, (commencement of Class operations) to June 30, 1998.

Select Strategic Value Fund

                                   Year Ended              Period Ended
                                 June 30, 1999          June 30, 1998 (a)
                             -----------------------  -----------------------
                              Shares       Amount      Shares       Amount
 -----------------------------------------------------------------------------
Class I
Shares sold................. 1,250,078  $278,450,304  1,344,196  $283,217,426
Shares redeemed.............  (322,534)  (69,617,033)   (74,798)  (16,435,232)
Shares issued in
 reinvestment of
 distributions..............    40,648     8,661,803      1,265       284,542
 -----------------------------------------------------------------------------
Net increase................   968,192   217,495,074  1,270,663   267,066,736
 -----------------------------------------------------------------------------
Class IS
Shares sold.................    12,671     2,711,091      6,502     1,463,439
Shares redeemed.............   (11,118)   (2,466,402)      (641)     (145,389)
Shares issued in
 reinvestment of
 distributions..............       208        44,111          9         2,141
 -----------------------------------------------------------------------------
Net increase................     1,761       288,800      5,870     1,320,191
 -----------------------------------------------------------------------------
Net increase................   969,953  $217,783,874  1,276,533  $268,386,927

 -------------------------------------------------------------------------------
(a) For Class I and Class IS, for the period from November 24, 1997 and March 11, 1998, respectively, (commencement of Class operations) to June 30,
    1998.

8. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments and securities acquired as a result of conversions, in-kind transactions and acquisitions) were as follows for the year ended June 30, 1999:

                                           Cost of Purchases Proceeds from Sales
                                              --------------------------------
       Core Equity Fund...................   $967,825,286      $1,146,988,165
       Diversified Value Fund.............    494,893,123         720,249,809
       Large Cap Blend Fund...............    209,577,370         304,210,789
       Small Cap Growth Fund..............    102,714,420         104,869,540
       Small Company Value Fund...........     88,807,726          41,235,068
       Social Principles Fund.............     52,951,629          88,939,584
       Special Equity Fund................     82,262,402          74,842,128
       Strategic Growth Fund..............    688,217,425         682,569,471
       Strategic Value Fund...............    340,664,736         133,944,607

Balanced Fund's cost of purchases of US government and non-US government secu-rities was $212,982,807 and $193,337,453, respectively, and the Fund's proceeds from sale of US government and non-US government securities was $241,974,953 and $244,318,838, respectively, for the year ended June 30, 1999.

The Small Cap Growth Fund loaned securities during the year ended June 30, 1999 to certain brokers who paid the Fund a negotiated lenders' fee. During the year ended June 30, 1999, the Fund earned $23,242 in income from securities lending. These fees are included in interest income. As of June 30, 1999 the value of the Fund's securities on loan and the value of collateral amounted to $18,066,600 and $18,071,447, respectively.

On June 30, 1999, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                                   Gross        Gross          Net
                                                 Unrealized   Unrealized    Unrealized
                                    Tax Cost    Appreciation Depreciation  Appreciation
                                 -----------------------------------------------------
       Balanced Fund...........  $  609,174,309 $ 75,997,154 $(23,284,186) $ 52,712,968
       Core Equity Fund........   1,362,601,518  605,378,972  (26,965,370)  578,413,602
       Diversified Value Fund..     527,183,807  104,294,007  (17,595,215)   86,698,792
       Large Cap Blend Fund....     334,948,580  121,221,117   (8,008,028)  113,213,089
       Small Cap Growth Fund...      78,552,312   13,588,795   (3,983,489)    9,605,306
       Small Company Value
        Fund...................     107,141,835   11,582,296  (11,581,500)          796
       Social Principles Fund..     101,278,096   39,184,577   (7,980,329)   31,204,248
       Special Equity Fund.....     102,164,580   31,909,652  (12,295,594)   19,614,058
       Strategic Growth Fund...     379,596,925  122,887,277   (1,540,028)  121,347,249
       Strategic Value Fund....     445,888,166   95,130,970  (10,602,492)   84,528,478

On July 24, 1998, Strategic Growth Fund acquired securities, excluding cash equivalents, with an aggregate cost $139,199,312 from the Fund's acquisition of CoreFund Equity Growth Fund.

As of June 30, 1999, Small Cap Growth Fund had a capital loss carryover for federal income tax purposes of $1,348,498 expiring in 2006 and $2,891,216 ex-piring in 2007 and Small Company Value Fund had a capital loss carryover for federal income tax purposes of $3,027,415 expiring in 2007. In addition to the capital loss carryovers, capital losses incurred by the Funds after October 31, 1998, within the Funds' fiscal year, are deemed to arise on the first business day of the Funds' following fiscal year. For the year ended June 30, 1999 the Small Company Value Fund incurred and elected to defer $5,497,097 of such post-October losses.

9. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of The BISYS Group Inc. ("BISYS") serves as principal underwriter to the Funds. Each Fund has adopted a Distribution Plan for Class IS shares, as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit a fund to reimburse its principal underwriter for costs related to selling shares of the fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the fund, are paid by the fund through expenses called "Distribution Plan expenses". Class IS, currently pays a service fee equal to 0.25% of the average daily net asset of the class. Dis-tribution Plan expenses are calculated daily and paid monthly.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

10. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND OTHER AFFILIATED
    TRANSACTIONS

The investment adviser to each Fund, other than Small Cap Growth Fund, Small Company Value Fund and Special Equity Fund, is FUNB. Each Fund, other than Small Cap Growth Fund, Small Company Value Fund and Special Equity Fund, pays FUNB a fee for its services as set forth below. The annual advisory fees are calculated daily and paid monthly and are based on a percentage of average daily net assets.

                                                                      Annual
                                                                   Advisory Fee
                                                                   ------------
       Balanced Fund..............................................    0.60%
       Core Equity Fund...........................................    0.70%
       Diversified Value Fund.....................................    0.60%
       Large Cap Blend Fund.......................................    0.70%
       Social Principles Fund.....................................    0.80%
       Strategic Growth Fund......................................    0.70%
       Strategic Value Fund.......................................    0.70%

Evergreen Investment Management Company ("EIMC"), a wholly owned subsidiary of FUNB, is the investment adviser to Small Cap Growth Fund. In return for its services, EIMC is paid an annual advisory fee equal to 0.80% of the Funds first $100 million of average daily net assets and at reduced rates thereafter.

Evergreen Asset Management Corp. ("EAMC"), a wholly owned subsidiary of FUNB, is the investment adviser to Small Company Value Fund. Small Company Value Fund pays EAMC an annual fee of 0.90% of average daily net assets. Leiber & Company, an affiliate of First Union, is the investment sub-adviser to Small Company Value Fund. Leiber & Company provides these services at no additional cost to the Fund.

Leiber & Company also provides brokerage services to Small Company Value Fund with respect to substantially all security transactions effected on either the New York or American Stock Exchanges. For the year ended June 30, 1998, Small Company Fund incurred $152,290, in brokerage commissions with Leiber & Company.

Meridian Investment Company ("Meridian"), an indirect subsidiary of FUNB, serves as the investment advisor to Special Equity Fund. In return for its services, Meridian is paid an annual fee equal to 1.50% of average daily net assets of Special Equity Fund. Currently, Meridian agreed to limit its advisory fee to 0.74% of average daily net assets.

Each investment adviser, other than EIMC, has voluntarily agreed to waive a portion of the investment advisory fee on each Fund and/or to reimburse a por-tion of each Fund's annual operating expenses (excluding interest, taxes, bro-kerage commissions and extraordinary expenses). For the year ended June 30, 1999, the investment advisers voluntarily reduced their fees as follows:

                                                                  % of Average
                                              Total Fee Waivers Daily Net Assets
                                                ---------------------------
       Balanced Fund.........................    $  689,460           .10%
       Core Equity Fund......................     1,848,228           .10
       Diversified Value Fund................       663,837           .10
       Large Cap Blend Fund..................       474,132           .10
       Small Company Value Fund..............        84,029           .10
       Social Principles Fund................       150,495           .10
       Special Equity Fund...................       551,194           .70
       Strategic Growth Fund.................       478,980           .10
       Strategic Value Fund..................       340,610           .10

Evergreen Investment Services ("EIS"), a subsidiary of First Union, is the ad-ministrator and BISYS serves as sub-administrator to the Funds. As administra-tor, EIS provides the Funds with facilities, equipment and personnel. As sub-administrator to the Funds, BISYS provides the officers of the Funds. The ad-ministrator and sub-administrator for each Fund are entitled to an annual fee based on the average daily net assets of the funds administered by EIS for which First Union or its investment advisory sub-sidiaries are also the investment advisors. The administration fee is calcu-lated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net asset value of the Fund. The sub-administration fee is calculated by applying percentage rates, which start at 0.01% and decline to .004% per annum as net assets increase, to the average daily net asset value of the Fund. For the year ended June 30, 1999, the following amounts were paid for administration and sub-administration services:

                                               Administration Sub-administration
                                               ------------- -----------------
       Balanced Fund..........................    $170,206         $ 8,642
       Core Equity Fund.......................     381,935          98,808
       Diversified Value Fund.................     165,277           8,088
       Large Cap Blend Fund...................      98,170          25,360
       Small Company Value Fund...............      18,083           4,639
       Social Principles Fund.................      31,213           8,068
       Special Equity Fund....................      16,536           3,826
       Strategic Growth Fund..................      93,810          24,408
       Strategic Value Fund...................      70,246          18,070

For the year ended June 30, 1999, Small Cap Growth Fund reimbursed EIMC for certain administrative and accounting expenses amounting to $8,400.

For the Small Cap Growth Fund, the sub-administration fee is paid by the in-vestment advisor and is not a Fund expense.

Evergreen Service Company ("ESC"), an indirectly, wholly owned subsidiary of FUNB, serves as the transfer and dividend disbursing agent for the Funds.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

11. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an expense offset arrangement with ESC and their custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's related expenses. The assets deposited with ESC and the custodian under this expense offset arrangement could have been invested in income-producing assets. The amount of fee credits received by each Fund and the impact on each Fund's expense ratio represented as a percent-age of its average daily net assets were as follows:

                                                  Total Fee       % of Average
                                               Credits Received Daily Net Assets
                                               --------------- ---------------
       Balanced Fund..........................     $27,674            .00%
       Core Equity Fund.......................      76,453            .00
       Diversified Value Fund.................      30,047            .01
       Large Cap Blend Fund...................      18,838            .00
       Small Cap Growth Fund..................       3,866            .01
       Small Company Value Fund...............       5,396            .01
       Social Principles Fund.................       6,031            .00
       Special Equity Fund....................       4,516            .01
       Strategic Growth Fund..................      27,923            .01
       Strategic Value Fund...................      13,690            .00

12. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the Funds may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly install-ments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000.

13. FINANCING AGREEMENTS

Certain Evergreen Funds, State Street Bank and Trust ("SSB") and a group of banks (collectively "the Banks") entered into a financing agreement dated De-cember 22, 1997, as amended November 20, 1998. Under this agreement, the Banks provide an unsecured credit facility in the aggregate amount of $400 million ($275 million committed and $125 million uncommitted). The credit facility is allocated, under the terms of the financing agreement, among the Banks. The credit facility is to be accessed by the Funds for temporary or emergency pur-poses only and is subject to each Fund's borrowing restrictions. Borrowings un-der this facility bore interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum was incurred on the unused portion of the committed facility, which will be allocated to all funds. For its assis-tance in arranging this financing agreement, the Capital Market Group of First Union was paid a one-time arrangement fee of $27,500. SSB served as agent for the Banks, and as administrative agent is entitled to a fee of $20,000 per an-num which is allocated to all of the participating Funds.

On December 22, 1998, the financing agreement referenced above was amended and renewed among all Evergreen Funds, SSB and Bank of New York ("BONY"). Under this agreement, SSB and BONY provide an unsecured credit facility in the aggre-gate amount of $150 million ($125 million committed and $25 million uncommit-ted). The remaining terms and conditions of the agreement were unaffected. Dur-ing the year ended June 30, 1999, the Fund had no borrowings under these agree-ments.

14. DISTRIBUTIONS TO SHAREHOLDERS

On July 1, 1999 the following Funds declared net investment income dividends, payable on July 2, 1999 to shareholders of record on June 30, 1999:

                                                               Class I Class IS
                                                               ----------------
       Balanced Fund.......................................... $0.035   $0.032
       Core Equity Fund.......................................  0.028    0.009
       Diversified Value Fund.................................  0.020    0.014
       Strategic Value Fund...................................  0.445    0.395

On July 8, 1999 the following Funds declared capital gains dividends, payable on July 9, 1999 to shareholders of record on July 7, 1999:

                                                               Class I Class IS
                                                               ----------------
       Core Equity Fund....................................... $9.063   $9.063
       Strategic Growth Fund .................................  5.951    5.951
       Strategic Value Fund...................................  4.190    4.190

These distributions are not reflected in the accompanying financial statements.

15. SUBSEQUENT EVENTS

Effective on the close of business on July 9, 1999, Balanced Fund, Core Equity Fund, Strategic Growth Fund and Strategic Value Fund ("Acquiring Evergreen Funds") acquired substantially all of the net assets and identified liabilities of certain common trust funds managed by FUNB. The net assets, consisting pri-marily of portfolio securities, were acquired either through a taxable or tax-free exchange for Class I shares of the Acquiring Evergreen Funds.

The following summarizes pertinent data related to the Funds on the date of the acquisition:

                                                                                             Evergreen    Unrealized
           Acquiring                                                Total      Total Net       Fund      Appreciation
           Evergreen                                               Shares        Assets      NAV/share        of
             Fund               Common Trust Fund                  Issued       Acquired      Class I     Securities
    -----------------------------------------------------------------------------------------------------------------
     Balanced Fund              CoreStates Balanced Fund            422,321    $  5,780,695    $13.68    $          0
                                CoreStates Balanced Trust         6,059,738      82,945,060                20,569,515
                                                                  ---------    ------------              ------------
                                    Total                         6,482,059      88,725,755                20,569,515
                                                                  =========    ============              ============
     Core Equity Fund           CoreStates Growth and
                                Income Equity Trust               6,974,611     595,233,256     85.34     134,355,837
                                Signet Investors Equity A           592,625      50,576,342                36,302,394
                                Signet Investors Equity B           123,773      10,563,173                 7,475,528
                                Signet Capital Growth                67,230       5,737,565                 3,701,178
                                                                  ---------    ------------              ------------
                                    Total                         7,758,239     662,110,336               181,834,937
                                                                  =========    ============              ============
     Strategic Growth Fund      CoreStates Union County
                                Equity Trust                         70,063       2,592,329     37.00       1,356,557
                                                                  ---------    ------------              ------------
     Strategic Value Fund       CoreStates Value Equity Fund        341,237      80,405,690    235.63               0
                                CoreStates Value Equity Trust       309,990      73,043,358                11,453,813
                                                                  ---------    ------------              ------------
                                    Total                           651,227    $153,449,048              $ 11,453,813
                                                                  =========    ============              ============

Effective the close of business on July 30, 1999, Core Equity Fund acquired the net assets and liabilities of Evergreen Select Equity Income Fund, an open-end management investment company registered under the 1940 Act, in an exchange of shares. The net assets were exchanged through a tax-free exchange for 14,454 Class IS shares and 1,629,831 Class I shares of Core Equity Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreci-ation of $15,463,739. Aggregate net assets of Core Equity Fund and Evergreen Select Equity Income Fund immediately before the acquisition were $2,449,655,426 and $132,358,403, respectively. The aggregate net assets of Core Equity Fund after the acquisition were $2,582,013,829.

                          Independent Auditors' Report

The Board of Trustees and Shareholders
Evergreen Select Equity Trust

We have audited the accompanying statements of assets and liabilities, includ-ing the schedules of investments of the Evergreen Select Balanced Fund, Ever-green Select Core Equity Fund (formerly Evergreen Select Common Stock Fund), Evergreen Select Diversified Value Fund, Evergreen Select Large Cap Blend Fund, Evergreen Select Small Cap Growth Fund, Evergreen Select Small Company Value Fund, Evergreen Select Social Principles Fund, Evergreen Select Special Equity Fund (formerly CoreFund Special Equity Fund), Evergreen Select Strategic Growth Fund and Evergreen Select Strategic Value Fund, portfolios of the Evergreen Se-lect Equity Trust, as of June 30, 1999, and the related statements of opera-tions for the year then ended, the statements of changes in net assets for each of the years or periods in the two year period then ended, and for the year ended February 28, 1998 for Evergreen Select Small Cap Growth Fund, and finan-cial highlights for each of the years or periods as described on pages 37 to
47. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For Ever-green Select Special Equity Fund, the statement of changes in net assets for the year ended June 30, 1998 and financial highlights for each of the years or periods ended prior to the year ended June 30, 1999 were audited by other audi-tors whose reports dated August 25, 1998 and December 8, 1995, expressed un-qualified opinions on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999 by correspondence with the custodian and brokers. An audit also in-cludes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presenta-tion. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the portfolios of the Evergreen Select Equity Trust as of June 30, 1999, the re-sults of their operations, changes in their net assets and financial highlights for each of the years or periods described above in conformity with generally accepted accounting principles.

                                   /s/ KPMG LLP

Boston, Massachusetts
August 6, 1999

                               Other Information

 Year 2000 - Unaudited

 Like other investment companies, the Funds could be adversely af-fected if the computer systems used by the Funds' investment advisors and the Funds' other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Funds' investment advisers are taking steps to address this po-tential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.


              FEDERAL TAX STATUS OF DIVIDENDS (Unaudited)

 Pursuant to section 852 of the Internal Revenue Code, the Funds have designated the following amounts as long-term capital gain distribu-tions for the fiscal year ended June 30, 1999:

                                                         Distributions Per share
                                                         -----------------------
       Core Equity Fund................................. $162,933,370   $7.825
       Large Cap Blend Fund.............................   45,364,119    4.487
       Small Company Value Fund.........................          300       --
       Social Principles Fund...........................    9,215,913    2.121
       Special Equity Fund..............................    1,747,325    0.256
       Strategic Growth Fund............................   36,903,232    2.750
       Strategic Value Fund.............................    6,286,864    3.953

 For corporate shareholders, the following percentages of ordinary in-come dividends paid during the fiscal year ended June 30, 1999 quali-fied for the dividends received deduction:

       Balanced Fund....................................................  17.24%
       Core Equity Fund................................................. 100.00
       Diversified Value Fund...........................................  41.19
       Large Cap Blend Fund.............................................  54.65
       Small Company Value Fund.........................................  57.57
       Social Principles Fund........................................... 100.00
       Special Equity Fund..............................................   0.74
       Strategic Growth Fund............................................  23.79
       Strategic Value Fund.............................................  90.38

                            Evergreen Select Funds

Money Market
Money Market Fund
Treasury Money Market Fund
100% Treasury Money Market Fund
Municipal Money Market Fund

Municipal Fixed Income
Intermediate Tax Exempt Bond Fund

Taxable Fixed Income
International Bond Fund
Total Return Bond Fund
Income Plus Fund
Core Bond Fund
Fixed Income Fund
Adjustable Rate Fund
Limited Duration Fund


Growth and Income/Balanced
Equity Income Fund
Balanced Fund

Growth
Special Equity Fund
Small Cap Growth Fund
Small CompanyValue Fund
Strategic Growth Fund
Core Equity Fund
Equity Index Fund
Large Cap Blend Fund
Strategic Value Fund
Diversified Value Fund
Social Principles
Secular Growth Fund


53736                                                              542780  08/99



                                                         BULK RATE
                                                       U.S. POSTAGE
                                                           PAID
                                                       PERMIT NO. 19
                                                         HUDSON, MA



[LOGO OF EVERGREEN FUNDS APPEARS HERE]

200 Berkeley Street
Boston, MA 02116

                                                        Annual Report

                                                        as of September 30, 1999




                        Evergreen Domestic Growth Funds

                           [LOGO OF EVERGREEN FUNDS]

                               Table of Contents

Letter to Shareholders ....................................................    1

Evergreen Aggressive Growth Fund
  Fund at a Glance ........................................................    2
  Portfolio Manager Interview .............................................    3

Evergreen Fund
  Fund at a Glance ........................................................    6
  Portfolio Manager Interview .............................................    7

Evergreen Masters Fund
  Fund at a Glance ........................................................   10
  Portfolio Manager Interview .............................................   12

Evergreen Omega Fund
  Fund at a Glance ........................................................   16
  Portfolio Manager Interview .............................................   17

Evergreen Small Company Growth Fund
  Fund at a Glance ........................................................   20
  Portfolio Manager Interview .............................................   21

Evergreen Stock Selector Fund
  Fund at a Glance ........................................................   23
  Portfolio Manager Interview .............................................   24

Evergreen Strategic Growth Fund
  Fund at a Glance ........................................................   26
  Portfolio Manager Interview .............................................   27

Evergreen Tax Strategic Equity Fund
  Fund at a Glance ........................................................   30
  Portfolio Manager Interview .............................................   31

Financial Highlights
  Evergreen Aggressive Growth Fund ........................................   33
  Evergreen Fund ..........................................................   35
  Evergreen Masters Fund ..................................................   37
  Evergreen Omega Fund ....................................................   39
  Evergreen Small Company Growth Fund .....................................   41
  Evergreen Stock Selector Fund ...........................................   43
  Evergreen Strategic Growth Fund .........................................   45
  Evergreen Tax Strategic Equity Fund .....................................   47

Schedule of Investments
  Evergreen Aggressive Growth Fund ........................................   49
  Evergreen Fund ..........................................................   50
  Evergreen Masters Fund ..................................................   53
  Evergreen Omega Fund ....................................................   59
  Evergreen Small Company Growth Fund .....................................   61
  Evergreen Stock Selector Fund ...........................................   64
  Evergreen Strategic Growth Fund .........................................   66
  Evergreen Tax Strategic Equity Fund .....................................   68

Statements of Assets and Liabilities ......................................   70

Statements of Operations ..................................................   72

Statements of Changes in Net Assets .......................................   74

Combined Notes to Financial Statements ....................................   79



                                Evergreen Funds

Evergreen Funds is one of the nation's fastest growing investment companies with over $70 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees, charges and other ongoing expenses, and should be read carefully before investing or sending money.

Mutual Funds:     NOT FDIC INSURED     May lose value . Not bank guaranteed

                           Evergreen Distributor, Inc.
      Evergreen(SM) is a Service Mark of Evergreen Investment Services, Inc.

                             Letter to Shareholders
                             ----------------------
                                 November 1999



                                    [PHOTO]
                                William M. Ennis
                               President and CEO

Dear Shareholders,

We are pleased to provide the Evergreen Domestic Growth Funds annual report, which covers the twelve-month period ended September 30, 1999.

Uncertainty over Interest Rates Influences the Markets

Although the U.S. economy is in the ninth year of economic expansion, many believe that valuation levels in some sectors of the stock market are just not sustainable. During the final quarter of 1998, the S&P 500 index had the highest return of any quarter since the first quarter of 1987--21.30%. The S&P 500 continued to advance in the first half of 1999, dominated by the performance of a very small group of large-cap stocks. In April and May, value-oriented funds briefly outperformed growth funds, but lost ground subsequently as growth stocks regained the leadership position they had had during earlier months. Technology has been by far the best-performing industry sector.

By the 3rd quarter of 1999, rising interest rates dampened performance of stocks across the board, and value stocks suffered particularly as investors sought the refuge of blue chips. Investors' inflation fears and continued doubts about the ability of U.S. companies to sustain significant growth in earnings prompted an October sell-off. The Federal Reserve Bank's "tightening bias" leads many to anticipate further interest rate increases in order to stem even the slightest inflationary pressure. Additional interest rate hikes would likely have a negative effect on stock prices, which could restrain consumer spending; however, many investors are waiting for just such a scenario to take place, so they can take advantage of lower stock prices as a buying opportunity.

We believe that the economy is still fundamentally strong, and we remain cautiously optimistic about the prospects for continued growth in the markets.

Evergreen is Ready for the Year 2000/1/

We have been addressing the Year 2000 challenge since February of 1996 and have committed the time, resources and people necessary to prepare for any ramifications from the millennium bug. Today, we are confident that our preparations will enable us to continue to deliver the high-quality Evergreen products and services on which our shareholders rely. In addition, Evergreen portfolio managers have placed great emphasis on monitoring portfolios for Y2K readiness.

We believe that sound investing is about taking steps to meet your long-term financial needs and goals. We remind you to take advantage of your financial advisor's expertise to develop and refine a financial plan that will enable you to meet your objectives. Evergreen Funds offers a broad mix of stock, bond and money market funds that should make it simple for you to choose the most appropriate for your portfolio.

We would like to thank you for your continued investment in Evergreen Funds.



Sincerely,

/s/ William M. Ennis

William M. Ennis
President and CEO
Evergreen Investment Company




/1/ The information above constitutes Year 2000 readiness disclosure.

                                   EVERGREEN
                            Aggressive Growth Fund
                   Fund at a Glance as of September 30, 1999

"Our goal has been to keep the Fund aggressive, but to reduce the overall volatility somewhat by reducing the dependence on a handful of stocks."




                                   Portfolio
                                   Management
                                   ----------

                                    [PHOTO]
                           Maureen E. Cullinane, CFA
                               Tenure: April 1999


                           CURRENT INVESTMENT STYLE/1/

[GRAPHIC]

Morningstar's Style Box is based on a portfolio date as of 9/30/1999.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 1999 Morningstar, Inc.

/2/Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads and fees by the shareholders investing in each class.

Historical performance shown for Classes B, C, and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C, and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A, B and C are 0.25%, 1.00%, and 1.00%, respectively. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class Y would have been higher.

                          PERFORMANCE AND RETURNS/2/

Portfolio Inception Date: 4/15/1983     Class A   Class B   Class C   Class Y
Class Inception Date                   4/15/1983  7/7/1995  8/3/1995 7/11/1995
--------------------------------------------------------------------------------
Average Annual Returns*
--------------------------------------------------------------------------------
1 year with sales charge                 30.42%    31.00%    34.90%     n/a
--------------------------------------------------------------------------------
1 year w/o sales charge                  36.92%    36.00%    35.90%    37.36%
--------------------------------------------------------------------------------
3 years                                  11.04%    11.21%    11.97%    13.23%
--------------------------------------------------------------------------------
5 years                                  17.12%    17.38%    17.54%    18.57%
--------------------------------------------------------------------------------
10 years                                 15.87%    16.10%    16.08%    16.58%
--------------------------------------------------------------------------------
Since Portfolio Inception                13.99%    14.13%    14.12%    14.42%
--------------------------------------------------------------------------------
Maximum Sales Charge                      4.75%     5.00%     1.00%      n/a
                                       Front End    CDSC      CDSC
--------------------------------------------------------------------------------
12-month capital gain
distributions per share                  $2.63     $2.63     $2.63     $2.63
--------------------------------------------------------------------------------
*Adjusted for maximum applicable sales charge unless noted.


                                LONG TERM GROWTH

                                    [GRAPH]

               Consumer                                           Evergreen
                Price      Russell                   Russell     Aggressive
              Index - US     1000        S&P 400      2000        Growth A

30-Sep-89       10,000      10,000       10,000      10,000         9,525
30-Sep-90       10,616       9,231        8,557       7,285         7,685
30-Sep-91       10,976      12,800       12,861      10,569        12,902
30-Sep-92       11,304      14,192       14,399      11,532        14,859
30-Sep-93       11,608      15,040       17,940      15,356        19,690
30-Sep-94       11,952      15,918       18,221      15,767        18,850
30-Sep-95       12,256      21,041       22,909      19,450        24,164
30-Sep-96       12,624      25,544       26,106      22,005        30,354
30-Sep-97       12,896      34,816       36,285      29,308        33,874
30-Sep-98       13,088      38,680       33,958      23,733        31,864
30-Sep-99       13,400      52,161       42,601      28,259        43,629

Comparison of a $10,000 investment in Evergreen Aggressive Growth Fund Class A shares/2/, versus a similar investment in the Standard & Poor's 400 Mid-Cap Index (S&P 400), the Russell 1000 Index (Russell 1000), the Russell 2000 Index (Russell 2000) and the Consumer Price Index (CPI).

The Russell 1000, Russell 2000 and S&P 400 are unmanaged market indices which do not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The Aggressive Growth Fund has the ability to invest in all market cap ranges. The current manager regards the Russell 1000 Growth Index as the primary fund benchmark.

                                   EVERGREEN
                            Aggressive Growth Fund
                          Portfolio Manager Interview


How did the Fund perform?

For the twelve-month period ended September 30, 1999, the Evergreen Aggressive Growth Fund's Class A shares had a total return of 36.92%. During the same twelve-month period, the Russell 1000 Growth Index, a benchmark for growth stock investing, returned 34.85% and the median return in the new Multi-Cap Growth Fund category was 37.88%, according to Lipper Inc., an independent monitor of mutual fund performance. These returns are before the deduction of any applicable sales charges.



                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                                    $256,541,738
--------------------------------------------------------------------------------
Number of Holdings                                                            40
--------------------------------------------------------------------------------
Beta                                                                        1.21
--------------------------------------------------------------------------------
P/E Ratio                                                                  39.9x
--------------------------------------------------------------------------------

What was the investment environment like during the twelve-month period?

The first six months was an excellent period for growth stock investing. During the second half of the fiscal year, however, shifting investor sentiment and growing fears about higher interest rates restrained performance.

Over the full twelve months, we saw tremendous swings in the market. Performance during the first three months of the fiscal year was led by large-company growth stocks, particularly in the technology industries. During the subsequent six months we saw steadily increasing interest in mid-cap and small-cap companies and in cyclical stocks, which tend to do well in a growing economy. In the final quarter of the fiscal year, however, sentiment turned back in favor of the larger company stocks.

In the last few months of the fiscal year, investors were concerned that the strong economic growth earlier in the year would lead to inflation and encourage the Federal Reserve Board to raise short-term rates as a pre-emptive step to slow the economy and prevent an increase in inflation. The Federal Reserve did raise short-term rates twice during the period and warned that it could raise rates again. The fear that the Federal Reserve might raise short-term rates further has been an overhang on the market. Investors worried that if interest rate increases did slow economic growth, then the same would happen to corporate earnings growth.

Looking at the full year, leadership in the market was concentrated in a relatively narrow group of stocks, predominantly technology stocks, with a handful of performers in other industries. Technology was the only sector that did well for the entire year. Investors recognized that it was the technology revolution that has allowed our economy to enjoy sustained growth with very little inflation. When very few businesses have the power to raise their prices significantly, companies find ways to absorb manufacturing and raw materials costs. Technology has been the tool.

                                Top 5 Industries
                        -------------------------------
                        (as a percentage of net assets)

Information Services & Technology                                          35.2%
--------------------------------------------------------------------------------
Healthcare Products & Services                                             12.8%
--------------------------------------------------------------------------------
Communication Systems & Services                                            8.3%
--------------------------------------------------------------------------------
Retailing & Wholesale                                                       7.8%
--------------------------------------------------------------------------------
Printing, Publishing, Broadcasting & Entertainment                          6.1%
--------------------------------------------------------------------------------

                                   EVERGREEN
                            Aggressive Growth Fund
                          Portfolio Manager Interview

Within this environment, what strategies did you pursue in managing the Fund?

Since taking over management of Evergreen Aggressive Growth Fund in April, we have diversified the Fund across different industry sectors, while making performance less reliant on just a few major holdings. We kept the Fund fairly focused among approximately 40 different holdings, and maintained a flexible strategy with respect to company size.

We have concentrated on investments in companies with above-average earnings growth rates or with the potential for an acceleration in earnings growth. Our goal has been to keep the Fund aggressive, but to reduce the overall volatility somewhat by reducing the dependence on a handful of stocks. For example, we halved our investment in VISX, a stock whose price had tripled in the past year. The stock appreciated to almost 15% of assets and began to dominate performance of the Fund. We also reduced the very large investment in the oil service sector from approximately 15% of assets at the end of March to the current 5% of assets.

The Fund has maintained and even added to its emphasis on technology stocks, with the technology weighting rising from approximately 33% of net assets to about 43% during the past six months. Unlike the oil service industry, technology accounts for a major portion of market indices, such as the Russell 2000 Growth Index. We have focused on market leaders in telecommunications, software and electronics, such as Cisco, EMC, Intel and Microsoft. We also added fast-growing companies such as Veritas Software, Clarify and JDS Uniphase. Veritas Software provides data storage management systems, which protect the critical data used by companies to run their businesses. Clarify offers software solutions for automated telephone call centers, and JDS Uniphase provides fiber optic components for the telecommunications industry.

We improved the diversification of the Fund by adding several stocks in sectors that had been under-represented in the portfolio. These sectors included the broadcasting, financial and natural gas industries.


                                Top 10 Holdings
                        -------------------------------
                        (as a percentage of net assets)

VISX, Inc.                                                                  7.1%
--------------------------------------------------------------------------------
Microsoft Corp.                                                             7.1%
--------------------------------------------------------------------------------
EMC Corp.                                                                   7.0%
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                         4.7%
--------------------------------------------------------------------------------
Home Depot, Inc.                                                            4.0%
--------------------------------------------------------------------------------
Intel Corp.                                                                 3.9%
--------------------------------------------------------------------------------
American Int'l Group, Inc.                                                  3.8%
--------------------------------------------------------------------------------
Medtronic, Inc.                                                             3.6%
--------------------------------------------------------------------------------
Veritas Software Corp.                                                      3.6%
--------------------------------------------------------------------------------
Devon Energy Corp.                                                          3.2%
--------------------------------------------------------------------------------

What is your outlook?

The Federal Reserve Board has a great influence on stock market sentiment and is working to sustain the longest running economic recovery in the nation's history. The economy has been growing steadily since 1982 and the stock market has had a strong uninterrupted performance since the early 90s. During this time, the Federal Reserve has walked a tightrope, lowering rates when it needed to spur the economy, raising rates and tightening money supply when it needed to restrain growth and thwart inflation. The Federal Reserve's goal has been to keep gross domestic product (GDP) growth in the 2 1/2% to 3% range, which it considers ideal.

                                   EVERGREEN
                            Aggressive Growth Fund
                          Portfolio Manager Interview

Right now, we are seeing a pickup in economic growth overseas, both in Asia and in Europe. If this trend continues, we believe globally oriented companies should continue to do well even if economic growth in the United States slows.

We are concerned, however, with the relative narrowness of the group of stocks that has dominated market performance. Large-cap technology stocks and the biggest companies in the S&P 500 have been the performance leaders. Over the next twelve months, we anticipate moderate economic growth, moderate interest rates and moderate inflation. If investors begin to believe, as we do, in sustainable earnings growth, then the market should broaden beyond the current "Nifty Fifty" company names and more stocks should participate in the market's advance.

                                   EVERGREEN
                                 Evergreen Fund
                   Fund at a Glance as of September 30, 1999

"Going forward, we intend to benchmark the Evergreen Fund against the S&P 500 Index, a broad measure of large-company stocks, rather than the Russell 2000 Growth Index, a small-company stock index."


                                   Portfolio
                                   Management
--------------------------------------------------------------------------------


                       [PHOTO]                  [PHOTO]

                   Jean C. Ledford,           Richard S. Welsh
                        CFA
                 Tenure: August 1999         Tenure: August 1999

                           CURRENT INVESTMENT STYLE/1/

[GRAPHIC]


Morningstar's Style Box is based on a portfolio date as of 9/30/1999.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 1999 Morningstar, Inc.

/2/Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class Y, the original class offered. These historical returns for Classes A, B and C have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A, B and C are 0.25%, 1.00% and 1.00%, respectively. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower.


                            PERFORMANCE AND RETURNS/2/

Portfolio Inception Date: 10/15/1971    Class A   Class B   Class C   Class Y
Class Inception Date                   1/3/1995  1/3/1995  1/3/1995  10/15/1971
--------------------------------------------------------------------------------
Average Annual Returns*
--------------------------------------------------------------------------------
1 year with sales charge                  9.88%     9.65%    13.67%     n/a
--------------------------------------------------------------------------------
1 year w/o sales charge                  15.34%    14.65%    14.67%    15.79%
--------------------------------------------------------------------------------
3 years                                  11.52%    11.80%    12.59%    13.73%
--------------------------------------------------------------------------------
5 years                                  15.67%    15.90%    16.08%    17.17%
--------------------------------------------------------------------------------
10 years                                 11.13%    11.33%    11.32%    11.85%
--------------------------------------------------------------------------------
Since Portfolio Inception                15.77%    15.84%    15.84%    16.03%
--------------------------------------------------------------------------------
Maximum Sales Charge                      4.75%     5.00%     1.00%     n/a
                                       Front End    CDSC      CDSC
--------------------------------------------------------------------------------
12-month income dividends per share      $0.04        --        --     $0.05
--------------------------------------------------------------------------------
12-month capital gain distributions
per share                                $0.07     $0.07     $0.07     $0.07
--------------------------------------------------------------------------------
*Adjusted for maximum applicable sales charge unless noted.


                                LONG TERM GROWTH

                S & P 500      Consumer Price    Russell 1000     Evergreen
                Composite        Index - US         Growth         Omega A

30-Sep-89         10,000           10,000           10,000           9,525
30-Sep-90          9,060           10,616            9,231           8,972
30-Sep-91         11,879           10,976           12,800          13,100
30-Sep-92         13,188           11,304           14,192          13,863
30-Sep-93         14,897           11,608           15,040          18,520
30-Sep-94         15,447           11,952           15,918          17,365
30-Sep-95         20,038           12,256           21,041          22,181
30-Sep-96         24,115           12,624           25,544          25,052
30-Sep-97         33,861           12,896           34,816          31,718
30-Sep-98         36,888           13,088           38,680          33,123
30-Sep-99         46,652           13,400           52,161          46,227

Comparison of a $10,000 investment in Evergreen Fund Class A shares/2/, versus a similar investment in the Russell 2000 Growth Index (Russell 2000), the Standard & Poor's 500 Index (S&P 500) and the Consumer Price Index (CPI).

The Russell 2000 and the S&P 500 are unmanaged market indices which do not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                                 Evergreen Fund
                          Portfolio Manager Interview


How did the Evergreen Fund perform?

The Fund's Class A shares had a total return of 15.34% for the twelve-month period ended September 30, 1999, compared to a 19.07% return for the Russell 2000 Index, the Fund's benchmark. During the same twelve-month period, the median return of funds in the new Multi-Cap Core Fund category was 22.76%, according to Lipper Inc, an independent monitor of mutual fund performance. Fund performance is before deduction of any applicable sales charges.


                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                $1,925,539,849
 -------------------------------------------------------------
Number of Holdings                                         159
 -------------------------------------------------------------
Beta                                                      0.86
 -------------------------------------------------------------
P/E Ratio                                                48.9x
 -------------------------------------------------------------

Tell us about the new portfolio management team that took responsibility for the Fund in August.

We have a five-member team with a depth of investment experience--almost 50 years total. The lead manager is Jean Ledford, an investment professional with more than 19 years experience. For the previous 2 1/2 years, she was the lead manager of American Century Select Fund. Before joining American Century Investments, she was investment director of the State of Wisconsin Investment Board. Three of the remaining four members of the team also came from American Century Investments. They include Richard Welsh, co-portfolio manager, and analysts Rick Petran and John Anthony. The fifth member of the team is Caroline Yu, an analyst who had been at Evergreen Asset Management Corp.

Jean Ledford also is President and Chief Executive Officer of Evergreen Asset Management Corp. She was appointed to that position following the retirement of Stephen A. Lieber in August.


How would you describe your investment style?

One of the hallmarks of our team goals is to manage funds that produce attractive Sharpe Ratios, which measure the amount of risk taken for the returns obtained. Basically, we seek strong performance for less risk. We build portfolios from the bottom up, emphasizing the selection of individual stocks of attractive companies with opportunities to improve their earnings. Our style allows us to find securities in a wide variety of industries and our portfolios are well diversified. We are not traditional growth or core buyers in the sense that we are not looking for any absolute figures in terms of earnings growth rates or price-to-growth rates. While we buy companies with what we believe are good growth prospects, we are interested in buying these stocks at reasonable prices.

One consequence of this broader diversification is that we expect the volatility or variability of performance will be reduced when compared to the S&P 500. We pick stocks one at a time, and our concentrations in industries and sectors will result from that stock-picking discipline. We are bottom-up stock pickers, not top-down investors who choose industries based on economic forecasts.

                                   EVERGREEN
                                 Evergreen Fund
                          Portfolio Manager Interview

The key to our style is the search for changes on the margin that can increase a company's earnings growth rate. We look for factors such as a new management team, a restructuring, a new product or geographical expansion. As we construct a portfolio from our stock picks, we are careful to determine how much risk we are taking.

Our sell discipline is just the reverse of our buy discipline. When a stock stops exhibiting an upward drift or momentum in earnings, we begin the process of lightening our position. We look not just at absolute earnings trends, but also at events on the margin that could affect earnings trends, such as the loss of a key executive, the failure of a new product or a botched restructuring.


                                Top 5 Industries
                        -------------------------------
                        (as a percentage of net assets)

Information Services & Technology                                         19.3%
-------------------------------------------------------------------------------
Banks                                                                     11.4%
-------------------------------------------------------------------------------
Healthcare Products & Services                                            10.1%
-------------------------------------------------------------------------------
Printing, Publishing, Broadcasting & Entertainment                         8.7%
-------------------------------------------------------------------------------
Finance & Insurance                                                        8.3%
-------------------------------------------------------------------------------

What are some of the changes you are making as you implement your investment strategy in Evergreen Fund?

Going forward, we intend to benchmark the Evergreen Fund against the S&P 500 Index, a broad measure of large-company stocks, rather than the Russell 2000 Growth Index, a small-company stock index. The average market capitalization of the Fund has been getting bigger and, as a consequence, the total number of individual stock holdings has been reduced substantially. We have made a commitment to have sizable positions in large, well-known and successful corporations, while systematically eliminating a number of very small, almost insignificant positions in the portfolio. We have, for example, recently added Wal-mart and General Electric to the portfolio, while eliminating numerous very small Real Estate Investment Trusts (REITs). We have increased the technology industry weighting to be consistent with that of the S&P 500, while we have reduced the weighting in the financial sector.

We also have added to our holdings in healthcare, consumer, consumer staples and energy industries as a consequence of our stock-selection process. Since our restructuring began, two financial services companies BankAmerica and Federal Home Loan Mortgage Association--have dropped out of the top ten holdings list, although not out of the portfolio. The same is true of Johnson & Johnson. Meanwhile, General Electric, Microsoft and Cisco Systems all have been added to the top ten list. While we have reduced the number of stock holdings, we actually have improved the diversification of the Fund among different industries and sectors.

                                   EVERGREEN
                                 Evergreen Fund
                          Portfolio Manager Interview

We stress that, in restructuring the portfolio, we have been very conscious of the capital gains implications of our sales. We have sought to avoid creating a significant capital gains tax obligation for shareholders.


                                Top 10 Holdings
                        -------------------------------
                        (as a percentage of net assets)

Clear Channel Communications, Inc.                             8.0%
-------------------------------------------------------------------
Intel Corp.                                                    4.6%
-------------------------------------------------------------------
Sun Microsystems, Inc.                                         3.9%
-------------------------------------------------------------------
Merck & Co., Inc.                                              3.4%
-------------------------------------------------------------------
General Electric Co.                                           3.3%
-------------------------------------------------------------------
M&T Bank Corp.                                                 3.2%
-------------------------------------------------------------------
Microsoft Corp.                                                3.2%
-------------------------------------------------------------------
BankBoston Corp.                                               2.4%
-------------------------------------------------------------------
Federal National Mortgage Assoc.                               2.2%
-------------------------------------------------------------------
Cisco Systems, Inc.                                            2.0%
-------------------------------------------------------------------

What is your outlook?

We believe that by increasing the overall diversification of the portfolio, we have given the Fund the ability to get through short-term market volatility more smoothly than it has in the past.

At this point, in mid-October, most investors are wrestling with the question of whether we are witnessing the start of a strong upturn in inflation, versus the low pace of inflation of the past several years. When inflationary pressures start to emerge, stocks in industries such as basic materials, energy and technology start to outperform stocks in other industries. When there is very little inflation, we see relatively stronger performance in the traditional areas such as healthcare and the financials.

                                   EVERGREEN
                                 Masters Fund
                   Fund at a Glance as of September 30, 1999

"As the nine-month period drew to a close, stocks traded in a broad range,as uncertainty in the market continued to prevail."


                           CURRENT INVESTMENT STYLE/1/

                                   [GRAPHIC]

Morningstar's Style Box is based on a portfolio date as of 9/30/1999.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 1999 Morningstar, Inc.

/2/Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class.


                            PERFORMANCE AND RETURNS/2/

Portfolio Inception Date: 12/31/1998    Class A     Class B     Class C    Class Y
Class Inception Date                  12/31/1998  12/31/1998  12/31/1998 12/31/1998
-----------------------------------------------------------------------------------
Average Annual Returns*
-----------------------------------------------------------------------------------
Cumulative Since Portfolio Inception     0.50%       0.10%       0.00%      0.70%
-----------------------------------------------------------------------------------
Maximum Sales Charge                     4.75%       5.00%       1.00%       n/a
                                       Front End      CDSC       CDSC
-----------------------------------------------------------------------------------

*Adjusted for maximum applicable sales charge unless noted.


                                LONG TERM GROWTH

                                    [GRAPH]

                S & P 500     Consumer Price     Evergreen Masters    S&P 400
                Composite       Index - US            Fund A           Midcap

31-Dec-98         10,000          10,000               9,524           10,000
31-Jan-99         10,410          10,024               9,524            9,611
28-Feb-99         10,074          10,037               9,076            9,107
31-Mar-99         10,465          10,067               9,305            9,361
30-Apr-99         10,861          10,140               9,600           10,100
31-May-99         10,590          10,140               9,467           10,144
30-Jun-99         11,166          10,140              10,133           10,687
31-Jul-99         10,808          10,171               9,733           10,450
31-Aug-99         10,741          10,195               9,562           10,081
30-Sep-99         10,434          10,220               9,571            9,761

Comparison of a $10,000 investment in Evergreen Masters Fund, Class A shares/2/, versus a similar investment in the Standard & Poor's 500 Stock Index (S&P 500), the Standard & Poor's 400 Mid-Cap Index (S&P 400), and the Consumer Price Index
(CPI).

The S&P 500 and the S&P 400 are unmanaged market indices which do not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                                 Masters Fund
                   Fund at a Glance as of September 30, 1999


Market Overview

The Evergreen Masters Fund's performance, since its inception on December 31, 1998, reflects the varied performance of the four separately-managed segments of the Fund based on its manager of manager's strategy. For the nine-month period ended, September 30, 1999, Class A shares returned 0.50% unadjusted for any applicable sales charge. For the same period, the S&P 500 Index returned 5.36% and the S&P MidCap 400 returned -2.10%.

The period ending September 30, 1999, started out on a strong note, as recovery in Asian markets, Federal Reserve Board interest rate cuts and strong corporate profits helped boost the stock market to new highs. Stocks across the board (small-cap, mid-cap, large-cap, growth and value) participated in the market's advance. Investors welcomed this "broadening" of the market, because for more than a year, the performance of most stocks had trailed that of large-cap and technology stocks.

During the latter part of the period, market sentiment changed, as investors became concerned about a variety of issues. Investors worried about a flare-up of inflation, the possibility of higher interest rates, the prospect of weaker corporate earnings and the declining value of the dollar in relation to the yen. A weaker dollar makes foreign products more expensive in the U.S. and often encourages U.S. companies to raise their prices, spurring inflation. The uncertainty in the market led to broad fluctuations in stock prices. Once again, technology stocks became market leaders, and most small and mid-cap stocks gave up the gains they had made earlier. Even though inflation remained at a moderate level, the Federal Reserve Board adopted a pre-emptive stance against inflation, and in August raised short-term interest rates 0.25% for the second time in three months. The previous 0.25% interest-rate hike occurred in June. As the nine-month period drew to a close, stocks traded in a broad range, as uncertainty in the market continued to prevail.

Evergreen Masters Fund employs an investment program based on a manager of manager's strategy which is currently composed of four different investment advisors. Each investment manager brings a unique investment approach to the Fund and together they provide for a diversified growth fund. As a result, the Fund has the potential to benefit from various investment methods and styles.

                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                                    $259,010,890
--------------------------------------------------------------------------------
Number of Holdings                                                           476
--------------------------------------------------------------------------------
P/E Ratio                                                                  58.6x
--------------------------------------------------------------------------------


                                Top 5 Industries
                        -------------------------------
                        (as a percentage of net assets)

Information Services & Technology                                          18.3%
--------------------------------------------------------------------------------
Healthcare Products & Services                                              9.5%
--------------------------------------------------------------------------------
Retailing & Wholesale                                                       9.2%
--------------------------------------------------------------------------------
Finance & Insurance                                                         5.2%
--------------------------------------------------------------------------------
Printing, Publishing, Broadcasting & Entertainment                          5.2%
--------------------------------------------------------------------------------


                                Top 10 Holdings
                        -------------------------------
                        (as a percentage of net assets)

Network Solutions, Inc., Cl. A                                              2.8%
--------------------------------------------------------------------------------
Microsoft Corp.                                                             1.8%
--------------------------------------------------------------------------------
Gemstar International Group Ltd.                                            1.7%
--------------------------------------------------------------------------------
General Electric Co.                                                        1.6%
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                       1.5%
--------------------------------------------------------------------------------
Intel Corp.                                                                 1.5%
--------------------------------------------------------------------------------
International Business Machines Corp.                                       1.4%
--------------------------------------------------------------------------------
Health Management Associates, Inc., Cl. A                                   1.1%
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                         1.0%
--------------------------------------------------------------------------------
Newfield Exploration Co.                                                    1.0%
--------------------------------------------------------------------------------

                                   EVERGREEN
                                 Masters Fund
                          Portfolio Manager Interview


Mid-Cap Value Portfolio

                                   Portfolio
                                   Management
--------------------------------------------------------------------------------

                      [PHOTO]                       [PHOTO]

                    Jean C.Ledford,               Richard S.Welsh
                         CFA
                 Tenure: August 1999            Tenure: August 1999

The under-performance of the portfolio relative to its benchmark during the nine months was primarily due to the portfolio's heavy concentration in financial stocks and health care stocks. The Federal Reserve's actions to raise interest rates in June and August had a negative impact on financial stocks, which are particularly vulnerable to rising interest rates. Banks, finance and insurance, building construction and furnishings and real estate comprise 27% of the portfolio and were all negatively impacted during this period. The portfolio's large concentration in health care stocks (9%) also adversely affected performance as health stocks sold off due to concerns about reimbursement levels being cut.

Similarly, the Fund's under-weighting in energy stocks tended to hold back performance when energy prices started to rise and these stocks began to recover at the end of the first quarter. The Fund was also underweighted in technology stocks although these stocks contributed strongly to the benchmark's performance. Computer Sciences rose 14.2% and is illustrative of the opportunities available in the technology sector.

Several of the top-performing stocks during the year were consumer products companies: Williams-Sonoma, Inc., Gucci Group and Jones Apparel Group Inc., all with gains exceeding 60% during the period ended 9/30/99. We purchased additional Jones Apparel Group, Inc. shares when they were depressed by the market's negative reaction to the company's proposed acquisition of Nine West Group Inc. The portfolio also held Nine West Group Inc., which contributed a 23.1% gain to the portfolio since acquisition. We purchased Gucci Group NV when the market was apparently preoccupied with the risk to its business from slowed Asian economies. Williams-Sonoma, Inc. was purchased after the company announced in March that the CFO was leaving the company and the stock dropped on the news. We believed this was a temporary price decline for a historically well-run company with a strong brand name. This conviction was validated when the stock nearly doubled by the end of September from our average purchase price of $27.38.

Historically, the earnings growth rate of the mid-cap stocks has exceeded the larger cap stocks. Mid-caps, however, on average, trade at lower price/earnings valuations than the larger stocks. While concerns about the rising interest rate environment have caused mid-caps to under-perform large-caps, we anticipate that the Federal Reserve's goal is to slow the economy while avoiding recession. Fears of an economic slowdown cause investors to focus on a narrow group of companies in which there is a high level of confidence that earnings estimates will be met. Currently, the market favorites have narrowed to the high P/E, large-cap stocks, and particularly technology names. If it becomes apparent that the Federal Reserve is not likely to raise rates further, we expect the market to broaden to again include mid-cap stocks. We believe this portfolio is well positioned to take full advantage of this shift in sentiment.

                                   EVERGREEN
                                 Masters Fund
                          Portfolio Manager Interview


Evergreen Mid-Cap Growth Portfolio


                                   Management
--------------------------------------------------------------------------------

                                    [PHOTO]

                                Mark Regan, MFS
                             Tenure: December 1998

During the nine-month period from the Fund's inception through September 30, 1999, the Evergreen Masters Fund Mid-Cap Growth Portfolio performed relatively well. For more than a year, large-cap and technology stocks have driven the surge in stock market prices. Early in the second quarter of 1999, the market broadened and stocks across the board, including small and mid-cap stocks, participated in the market's performance. Later in the period, uncertainty about inflation and increasing interest rates led to widespread fluctuations in stock prices and most small and mid-cap stocks gave up the gains they had made earlier.

The Evergreen Masters Fund Mid-Cap Growth Portfolio's performance was assisted by the technology sector, but recently this sector's weighting has been reduced due to concerns about Y2K and valuation levels. The business services sector also helped the portfolio's performance and we have increased the weighting in this sector by adding internet infrastructure holdings and processing companies where, we believe, earnings will be more stable in the future.

Aerial Communications, which introduced new and improved roaming coverage; Network Solutions, which announced intentions to come to an agreement with another company to expand its domain-name registration services internationally; and Gemstar International, which received a new key patent, all contributed substantially to the portfolio.

Total Renal Care, a provider of integrated dialysis services for patients with chronic kidney failure, detracted the most from the portfolio's performance; however, we took the opportunity to add to our position because we continue to believe in the company's fundamentals. We sold a portion of Quintiles Transnational, the biggest company conducting clinical trials for drug makers, after it warned that profits will miss estimates both this year and next.

Over the next twelve months, we believe opportunities exist for investors of small and mid-cap stocks and we are beginning to see signs that the market is broadening.

                                   EVERGREEN
                                 Masters Fund
                          Portfolio Manager Interview


Large-Cap Value Portfolio

                                   Portfolio
                                   Management
--------------------------------------------------------------------------------

                                    [PHOTO]

                              Charles Albers and
                              Nikolaos Monoyios,
                                  Oppenheimer
                             Tenure: December 1998


Portfolio Performance

During the latest quarter, the well-diversified Evergreen Masters Large Cap Value Portfolio performed relatively well. The portfolio's sector weightings produced mixed results during the quarter: the portfolio's largest overweight was Consumer Cyclicals, which performed below average, and the largest underweight was Financials, which also performed below average. On the positive side, our quantitative stock selection models, which are a central part of our portfolio management process, displayed very good predictive power this past quarter, aiding the portfolio's performance.

Portfolio Actions

Significant purchases and sales included the following stocks:


Purchases                Sales
 --------                -----
DuPont                   Merck
Dow Chemical             Microsoft
Biogen                   Bristol Meyers
Teradyne
Veritas Software

In general, we have continued to lighten up on some of the "Nifty Fifty" type names, while investing in a broad list of stocks, which appear to offer better near-term appreciation prospects.

Portfolio Characteristics

The weighted average market cap of the portfolio was lowered during September to $90.7 billion which is at 85% of the S&P 500 as of September 30, 1999 and the lowest point of the last twelve months.

Outlook

Our top-down model that attempts to predict the relative performance of large-cap vs. small-cap stocks suggests that the long period of extraordinary excess by the very largest stocks may be coming to an end. Indeed, during the third quarter of 1999, returns on the Russell 2000 Index (-6.32%) were very close to the S&P 500 Index (-6.25%).

                                   EVERGREEN
                                 Masters Fund
                          Portfolio Manager Interview

Large-Cap Growth Portfolio

                                   Portfolio
                                   Management
--------------------------------------------------------------------------------

                              Putnam Growth Team
                             Tenure: December 1998


The nine-month period ended September 30, 1999, was marked by rapid, widespread market rotation. In the first three months, large-cap growth stocks set records (mid and small-cap stocks did not participate in these gains). Growth stocks continued to outperform their value counterparts. After a second-quarter broadening, third-quarter markets again narrowed with large-cap growth stocks in the lead. By late September, fewer than 240 stocks and only 4 of 11 industry groups in the S&P 500 showed gains year to date.

Throughout the period, the U.S. economy continued to demonstrate growth with no visible signs of inflation and minimal interest rate increases. Large-cap stocks, particularly in the growth area, with the exception of the second quarter, dominated the market. Markets have remained narrow, with the majority of growth coming from the energy (higher oil prices) and technology sectors.

Evergreen Masters Fund Large Cap Growth Portfolio's performance was hampered by weak stock performance in health care and financial services and from the strong performance of the energy, basic industry, and capital goods sectors; areas in which the portfolio was underweighted. These sectors are composed of economically sensitive, cyclical stocks, but lack the type of growth stocks that meet our large-cap growth investment criteria.

Overall, the portfolio's best-performing sectors were consumer staples, communications services and conglomerates.

Looking ahead, we believe that in this uncertain economic and interest rate environment, high-quality growth companies should benefit from persistent demand and visible earnings growth, particularly within the technology and communications sectors. Despite high stock price valuations, growth companies also continue to be helped by low inflation. Market volatility (both sector rotation and individual stock volatility) are expected to remain high.

The Evergreen Masters Fund Large Cap Growth Portfolio's investment philosophy remains constant: We believe that a strategy of systematic selection of high quality growth stocks, combined with rigorous risk management and a disciplined sell process, will generate attractive risk-adjusted returns over the course of a market cycle.

                                   EVERGREEN
                                   Omega Fund
                   Fund at a Glance as of September 30, 1999

"During most of the fiscal year, we emphasized large-cap technology companies,and we have increased that emphasis since June."



                                   Portfolio
                                   Management
--------------------------------------------------------------------------------

                                    [PHOTO]

                            Maureen E. Cullinane, CFA
                               Tenure: April 1989


                           CURRENT INVESTMENT STYLE/1/

                                   [GRAPHIC]

Morningstar's Style Box is based on a portfolio date as of 9/30/1999.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 1999 Morningstar, Inc.

/2/Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class.

Historical performance shown for Classes B, C, and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C, and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A, B and C are 0.25%, 1.00%, and 1.00%, respectively. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class Y would have been higher.


                            PERFORMANCE AND RETURNS/2/

Portfolio Inception Date: 4/29/1968     Class A    Class B   Class C   Class Y
Class Inception Date                   4/29/1968  8/2/1993  8/2/1993  1/13/1997
--------------------------------------------------------------------------------
Average Annual Returns*
--------------------------------------------------------------------------------
1 year with sales charge                 32.95%    33.57%    37.52%     n/a
--------------------------------------------------------------------------------
1 year w/o sales charge                  39.56%    38.57%    38.52%    39.99%
--------------------------------------------------------------------------------
3 years                                  20.68%    21.00%    21.69%    22.86%
--------------------------------------------------------------------------------
5 years                                  20.45%    20.42%    20.60%    21.75%
--------------------------------------------------------------------------------
10 years                                 16.54%    16.51%    16.52%    17.17%
--------------------------------------------------------------------------------
Since Inception                          11.57%    11.56%    11.57%    11.76%
--------------------------------------------------------------------------------
Maximum Sales Charge                      4.75%     5.00%     1.00%     n/a
                                       Front End    CDSC      CDSC
--------------------------------------------------------------------------------
12-month capital gain distributions
per share                                $2.61     $2.61     $2.61     $2.61
--------------------------------------------------------------------------------
*Adjusted for maximum applicable sales charge unless noted.


                                LONG TERM GROWTH


                                    [GRAPH]

              S & P 500     Consumer Price      Russell 1000      Evergreen
              Composite       Index - US           Growth          Omega A

30-Sep-89       10,000          10,000             10,000           9,525
30-Sep-90        9,060          10,616              9,231           8,972
30-Sep-91       11,879          10,976             12,800          13,100
30-Sep-92       13,188          11,304             14,192          13,863
30-Sep-93       14,897          11,608             15,040          18,520
30-Sep-94       15,447          11,952             15,918          17,365
30-Sep-95       20,038          12,256             21,041          22,181
30-Sep-96       24,115          12,624             25,544          25,052
30-Sep-97       33,861          12,896             34,816          31,718
30-Sep-98       36,888          13,088             38,680          33,123
30-Sep-99       46,652          13,400             52,161          46,227

Comparison of a $10,000 investment in Evergreen Omega Fund, Class A Shares/2/, versus a similar investment in the Standard & Poor's 500 Index (S&P 500), the Russell 1000 Growth and the Consumer Price Index (CPI).

The S&P 500 and the Russell 1000 Growth are unmanaged market indices which do not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                                   Omega Fund
                          Portfolio Manager Interview


How did the Fund perform?

For the twelve-month period ended September 30, 1999, the Evergreen Omega Fund Class A shares had a total return of 39.56%. During the same twelve-month period, the Russell 1000 Growth Index, a benchmark for growth stock investing, returned 34.85% and the median return in the new Multi-Cap Growth Fund category was 37.88%, according to Lipper Inc., an independent monitor of mutual fund performance. These returns are before the deduction of any applicable sales charges.


                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                        $775,831,970
 -------------------------------------------------------------------
Number of Holdings                                                64
 -------------------------------------------------------------------
Beta                                                            1.01
 -------------------------------------------------------------------
P/E Ratio                                                      44.3x
 -------------------------------------------------------------------

What was the investment environment like during the twelve-month period?

The first six months were an excellent period for growth stock investing. During the second half of the fiscal year, however, shifting investor sentiment and growing fears about higher interest rates restrained performance.

Over the full twelve months, we saw tremendous swings in the market. Performance during the first three months of the fiscal year was led by large-company growth stocks, particularly in the technology industries. During the subsequent six months we saw steadily increasing interest in mid-cap and small-cap companies and in cyclical stocks, which tend to do well when the economy is growing. In the final quarter of the fiscal year, however, sentiment turned back in favor of the larger company stocks.

In the last few months of the fiscal year, investors were concerned that the strong economic growth earlier in the year would lead to inflation and encourage the Federal Reserve Board to raise short-term rates as a pre-emptive step to slow the economy and prevent an increase in inflation. The Federal Reserve did raise short-term rates twice during the period and warned that it could raise rates again. The fear that the Federal Reserve might raise short-term rates further has been an overhang on the market recently. Investors worried that if interest rate increases did slow economic growth, then the same would happen to corporate earnings growth.

Looking at the full year, leadership in the market was concentrated in a relatively narrow group of stocks, predominantly technology stocks, with a handful of performers in other industries. Technology was the only sector that did well for the entire year. Investors recognized that it was the technology revolution that has allowed our economy to enjoy sustained growth with very little inflation. When very few businesses have the power to raise their prices significantly, companies find ways to absorb manufacturing and raw materials costs. Technology has been the tool.

                                   EVERGREEN
                                   Omega Fund
                          Portfolio Manager Interview


                                Top 5 Industries
                        -------------------------------
                        (as a percentage of net assets)

Information Services & Technology                                30.5%
 ---------------------------------------------------------------------
Printing, Publishing, Broadcasting & Entertainment               11.0%
 ---------------------------------------------------------------------
Pharmaceuticals                                                   9.6%
 ---------------------------------------------------------------------
Communication Systems & Services                                  6.0%
 ---------------------------------------------------------------------
Retailing & Wholesale                                             5.2%
 ---------------------------------------------------------------------

Within this environment, what strategies did you pursue in managing the Fund?

Evergreen Omega Fund is a growth fund that invests in companies of all sizes, or market capitalizations. During most of the fiscal year, we emphasized large-cap technology companies, and we have increased that emphasis since June. The "Substitution of Technology for Human Labor" has been a major investment theme in the Fund. Most of our technology investments were concentrated in the electronics, software and telecommunications industries.

We invested in many large-cap market leaders such as Intel, Microsoft, EMC and Cisco Systems. We also had some mid-cap technology holdings, such as Antec, which makes set-top boxes for cable television systems; Veritas Software, an industry leader in software for data management and data protection; and Microchip Technology, a manufacturer of programmable chips.

Healthcare is another long-term investment theme in the Fund as we have tried to take advantage of the "Aging of America" trend. Although the industry did not perform well during the past twelve months, we have maintained reasonable weighting in healthcare, between 12% and 15% of net assets. Some of the more successful holdings included Millennium Pharmaceuticals, a biotechnology company, and Forest Laboratories, a drug manufacturer. The industry's relatively weak performance during the fiscal year was related to the national debate about Medicare reform and government drug reimbursement policy. Healthcare stocks should show improved performance as the industry's earnings growth begins to look more attractive in an environment of slowing economic growth.

Broadcasting, entertainment and energy stocks were other successful areas of investment in the past year. CBS, Time-Warner, Viacom and Univision Communications contributed to the Fund's performance. Industry consolidation and strong advertising trends have been the drivers of performance in this sector. Our energy investments, primarily in the oil field service area, advanced sharply when crude oil prices started to rise. Exploration should recover over the next twelve months, which also should benefit our holdings of natural gas stocks, Apache and Devon Energy.


                                Top 10 Holdings
                        -------------------------------
                        (as a percentage of net assets)

Tyco International Ltd.                                       3.5%
------------------------------------------------------------------
Microsoft Corp.                                               3.4%
------------------------------------------------------------------
EMC Corp.                                                     3.3%
------------------------------------------------------------------
Intel Corp.                                                   3.3%
------------------------------------------------------------------
General Electric Co.                                          2.8%
------------------------------------------------------------------
Sun Microsystems, Inc.                                        2.7%
------------------------------------------------------------------
Monsanto Co.                                                  2.5%
------------------------------------------------------------------
Cisco Systems, Inc.                                           2.5%
------------------------------------------------------------------
Warner-Lambert Co.                                            2.3%
------------------------------------------------------------------
Apache Corp.                                                  2.2%
------------------------------------------------------------------

                                   EVERGREEN
                                   Omega Fund
                          Portfolio Manager Interview


What is your outlook?

The Federal Reserve Board has a great influence on stock market sentiment. The Fed is working to sustain the longest-running economic recovery in the nation's history. The economy has been growing steadily since 1982 and the stock market has had strong uninterrupted performance since the early 90s. During this time, the Federal Reserve has walked a tightrope, lowering rates when it wanted to spur the economy, raising rates and tightening money supply when it wanted to restrain growth and thwart inflation. The Federal Reserve's goal has been to keep gross domestic product (GDP) growth in the 2 1/2% to 3% range, which it considers ideal.

Right now, we are seeing a pickup in economic growth overseas, both in Asia and in Europe. If this trend continues, we believe globally oriented companies should continue to do well even if economic growth in the United States slows.

We are concerned, however, with the relative narrowness of the group of stocks that has dominated market performance. Large-cap technology stocks and the biggest companies in the S&P 500 have been the performance leaders. Over the next twelve months, we anticipate moderate economic growth, moderate interest rates and moderate inflation. If investors begin to believe, as we do, in sustainable earnings growth, then the market should broaden beyond the current "Nifty Fifty" company names and more stocks should participate in the market's advance.

                                   EVERGREEN
                           Small Company Growth Fund
                   Fund at a Glance as of September 30, 1999

"We maintained a well diversified portfolio that we managed flexibly to shift industry weightings and take advantage of opportunities that presented themselves in different industry groups."


                                   Portfolio
                                   Management
                                   ----------

                                    [PHOTO]
                           J. Gary Craven, CFA, CPA
                             Tenure: November 1996


                           CURRENT INVESTMENT STYLE/1/

[GRAPHIC]

Morningstar's Style Box is based on a portfolio date as of 9/30/1999.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 1999 Morningstar, Inc.

/2/Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class.

Historical performance shown for Classes A, C, and Y prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and Y have been adjusted to eliminate the effect of the higher 12b-1 fees applicable to Class B. The 12b-1 fees for Class A, B and C are 0.25%, 1.00%, and 1.00%, respectively. Class Y does not pay a 12b-1 fee. If these fees had not been eliminated, returns would have been lower.


                          PERFORMANCE AND RETURNS/2/

Portfolio Inception Date: 9/11/1935     Class A   Class B   Class C   Class Y
Class Inception Date                   1/20/1998 9/11/1935 1/26/1998 1/26/1998
--------------------------------------------------------------------------------
Average Annual Returns*
--------------------------------------------------------------------------------
1 year with sales charge                 32.99%    33.95%    37.65%      n/a
--------------------------------------------------------------------------------
1 year w/o sales charge                  39.74%    38.95%    38.65%    40.01%
--------------------------------------------------------------------------------
3 years                                   1.84%     2.15%     2.79%     3.79%
--------------------------------------------------------------------------------
5 years                                   8.65%     8.73%     8.92%    10.00%
--------------------------------------------------------------------------------
10 years                                 12.66%    12.51%    12.30%    13.50%
--------------------------------------------------------------------------------
Since Portfolio Inception                 9.99%     9.94%     9.83%    10.14%
--------------------------------------------------------------------------------
Maximum Sales Charge                      4.75%     5.00%     1.00%      n/a
                                        Front End    CDSC      CDSC
--------------------------------------------------------------------------------
12-month capital gain distributions
per share                                $1.18     $1.18     $1.18     $1.18
--------------------------------------------------------------------------------
*Adjusted for maximum applicable sales charge unless noted.

                                    [GRAPH]

                                LONG TERM GROWTH

         Russell 2000      Consumer Price     Evergreen Small Co
                             Index - US            Growth B
Sep-89      10,000             10,000               10,000
Sep-90       7,285             10,616                7,755
Sep-91      10,569             10,976               13,099
Sep-92      11,532             11,304               13,896
Sep-93      15,356             11,608               21,447
Sep-94      15,767             11,952               21,154
Sep-95      19,450             12,256               29,311
Sep-96      22,005             12,624               29,864
Sep-97      29,308             12,896               35,384
Sep-98      23,733             13,088               23,387
Sep-99      28,259             13,400               32,495


Comparison of a $10,000 investment in Evergreen Small Company Growth Fund, Class B shares2, versus a similar investment in the Russell 2000 Index (Russell
2000) and the Consumer Price Index (CPI).

The Russell 2000 is an unmanaged market index which does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Smaller capitalization stock investing may offer the potential for greater long term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

                                   EVERGREEN
                           Small Company Growth Fund
                          Portfolio Manager Interview


How did the Fund perform?

For the twelve-month period ended September 30, 1999, the Evergreen Small Company Growth Fund Class B shares had a total return of 38.95%. During the same twelve-month period, the Russell 2000 Index, a commonly used benchmark for smaller company stocks, had a return of 19.07%, while the median return of funds in the new Mid-Cap Growth category was 43.84%, according to Lipper, Inc., an independent monitor of mutual fund performance. These returns are before the deduction of any applicable sales charges.


                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                                    $822,481,837
--------------------------------------------------------------------------------
Number of Holdings                                                           138
--------------------------------------------------------------------------------
Beta                                                                        1.14
--------------------------------------------------------------------------------
P/E Ratio                                                                  31.5x
--------------------------------------------------------------------------------


How would you describe the investment environment and the factors affecting performance?

The year began at the end of a strong downdraft in the small company stock market, caused by fears of the possible effects of the Asian financial crisis and the accompanying liquidity crisis. However, this downdraft was more the result of perceptions than actual problems, and the market started to recover after hitting its low point on October 8, 1998. In fact, the Fund's Class B total return from that date through September 30, 1999 was 69.30%. The Fund benefited from a powerful rally as investors began to focus on earnings and growth opportunities, rather than on fears. We took advantage of opportunities in many industries, especially among companies involved in telecommunications equipment and internet infrastructure. During the fiscal year, we kept the Fund over-weighted in technology industries. Technology stocks contributed more than one-third of the Fund's total return.

What were your principal strategies in this environment?

We maintained a well diversified portfolio that we managed flexibly to shift industry weightings and take advantage of opportunities that presented themselves in different industry groups. At the same time, we emphasized technology companies throughout the year. In the fall of 1998, for example, we emphasized semi-conductor industries, while in the spring of 1999, we shifted to internet-related industries. In the spring, we also increased our weightings in cyclical industries (or industries that tend to prosper as the economy grows) as it became apparent that the Asian economies were recovering and that economic growth in the U.S. remained strong.

This summer, we allocated about 10% of the portfolio into energy and oil-related investments, which experienced strong appreciation. More recently, we have invested in opportunities in wireless telecommunications. We anticipate that everyone will soon be able to access the internet, transfer data, and exchange e-mail with hand-held equipment. The companies that will be enabling these activities have excellent investment potential. We also have emphasized companies involved in meeting the tremendous demand of corporations to interface with their customers and suppliers on the internet.


                                Top 5 Industries
                        -------------------------------
                        (as a percentage of net assets)

Information Services & Technology                                          27.7%
--------------------------------------------------------------------------------
Communication Systems & Services                                            7.9%
--------------------------------------------------------------------------------
Healthcare Products & Services                                              6.4%
--------------------------------------------------------------------------------
Electrical Equipment & Services                                             5.5%
--------------------------------------------------------------------------------
Telecommunication Services & Equipment                                      5.5%
--------------------------------------------------------------------------------

                                   EVERGREEN
                           Small Company Growth Fund
                          Portfolio Manager Interview


What were some of the industries and companies that helped performance?

It was clear to us very early that one of the surest ways to make money was to invest in small, internet-related companies and then to bring them public through initial public stock offerings. One of our most successful investments is CMGI, Inc., a venture capital firm that invests in small, internet-related companies, incubates them, and then brings them to the public market.

In the semi-conductor area, we had large holdings in two companies meeting the almost insatiable demand for broadband services. Both PMC-Sierra and Conexant Systems, Inc., were extremely successful investments.

From the cyclical industries, Roper Industries was the Fund's largest holding for much of the fiscal year. This diversified manufacturer of industrial controls and fluid-handling products performed very well. Another successful cyclical company investment was BJ Services, which is involved in oil services.


                                 Top 10 Holdings
                         -------------------------------
                         (as a percentage of net assets)

Roper Industries, Inc.                                                     4.1%
--------------------------------------------------------------------------------
McLeod USA, Inc., Cl. A                                                    3.2%
--------------------------------------------------------------------------------
Citrix Systems, Inc.                                                       3.0%
--------------------------------------------------------------------------------
JDS Uniphase Corp.                                                         2.8%
--------------------------------------------------------------------------------
Univision Communications, Inc., Cl. A                                      2.4%
--------------------------------------------------------------------------------
PMC-Sierra, Inc.                                                           2.1%
--------------------------------------------------------------------------------
Conexant Systems, Inc.                                                     2.0%
--------------------------------------------------------------------------------
Navigant Consulting Co.                                                    1.9%
--------------------------------------------------------------------------------
BJ Services Co., Inc.                                                      1.8%
--------------------------------------------------------------------------------
Devry, Inc.                                                                1.7%
--------------------------------------------------------------------------------

Funds that invest in stocks of small companies, also called small-cap stocks, involve certain risks and, therefore, may not be appropriate for all investors. Although they may offer the potential for greater long-term returns, they also may experience greater price volatility due to their limited focus on a particular industry, market, product, or service, or because they invest in smaller, less established companies.

What is your outlook for small- and mid-cap companies in light of the strong performance during the past year?

We think the prospects for smaller company stocks are the best they have been for several years. After two and one-half years of under performance relative to large company stocks, small and mid-sized company stocks finally held their own in 1999. These stocks performed well because of the strong earnings growth of their companies. We anticipate this stock price performance will attract more capital to the market, which can have a significant impact. For perspective, the market cap of Microsoft is $490 billion. This is more than the combined market capitalizations of 1,000 small-cap stocks added together. As a result, small shifts in investment dollars into smaller company stocks can have a big impact on stock prices.

We believe the abundance of new and emerging opportunities justifies an extremely positive earnings outlook for smaller growth companies. Even after the strong performance in 1999, most small company stocks remained inexpensive when compared with large company stocks, using such standards as price/earnings ratios. As a result, we think there will continue to be excellent investment opportunities.

                                   EVERGREEN
                              Stock Selector Fund
                   Fund at a Glance as of September 30, 1999

"During the twelve months, the Fund was broadly diversified among industry sectors. Technology stocks were among the most important contributors to performance."


                                   Portfolio
                                  Management
                                  ----------

                        [PHOTO]                        [PHOTO]
               Timothy M. Stevenson, CFA, CMT    Eric M.Teal
               Tenure: October 1999              Tenure: October 1999


                          CURRENT INVESTMENT STYLE/1/

[GRAPHIC]

Morningstar's Style Box is based on a portfolio date as of 9/30/1999.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 1999 Morningstar, Inc.

/2/Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class.

Historical performance shown for Classes B, C, and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C, and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A, B and C are 0.25%, 1.00% and 1.00% respectively. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class Y would have been higher.

                            PERFORMANCE AND RETURNS/2/

Portfolio Inception Date: 2/28/1990    Class A    Class B    Class C    Class Y
Class Inception Date                  2/28/1990  11/7/1997  6/30/1999  2/21/1995
--------------------------------------------------------------------------------
Average Annual Returns*
--------------------------------------------------------------------------------
1 year with sales charge                28.76%     29.18%     33.88%      n/a
--------------------------------------------------------------------------------
1 year w/o sales charge                 35.15%     34.18%     34.88%     35.49%
--------------------------------------------------------------------------------
3 years                                 17.80%     15.01%     19.64%     20.00%
--------------------------------------------------------------------------------
5 years                                 20.01%     18.55%     21.13%     21.41%
--------------------------------------------------------------------------------
Since Portfolio Inception               16.43%     15.80%     17.00%     17.14%
--------------------------------------------------------------------------------
Maximum Sales Charge                     4.75%      5.00%      1.00%      n/a
--------------------------------------------------------------------------------
                                       Front End     CDSC       CDSC
12-month dividends per share            $0.01        --         --       $0.02
--------------------------------------------------------------------------------
12-month capital gain distributions
per share                               $4.11      $4.11        --       $4.11
--------------------------------------------------------------------------------
*Adjusted for maximum applicable sales charge unless noted.


                                LONG TERM GROWTH


          S & P 500      Consumer Price     Evergreen Stock
          Composite        Index - US          Selector A
Feb-90      10,000           10,000               9,452
Sep-90       9,404           10,367               8,714
Sep-91      12,330           10,719              12,471
Sep-92      13,688           11,039              13,918
Sep-93      15,462           11,336              15,755
Sep-94      16,033           11,672              16,300
Sep-95      20,799           11,969              20,362
Sep-96      25,030           12,328              24,818
Sep-97      35,147           12,594              35,698
Sep-98      38,288           12,781              31,490
Sep-99      48,423           13,086              42,581


Comparison of a $10,000 investment in Evergreen Stock Selector Fund Class A shares2, versus a similar investment in the Standard & Poor's 500 Index (S&P
500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index which does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                  EVERGREEN
                              Stock Selector Fund
                          Portfolio Manager Interview

How did the Fund perform?

The Fund produced strong returns over the fiscal year, significantly outpacing the performance of its benchmark, the S&P 500 Stock Index. For the twelve-month period ended September 30, 1999, the Fund's Class A shares produced a total return of 35.15%. For the same period, the S&P 500 Stock Index returned 27.79%. All share classes outperformed more than 80% of the funds in the Lipper Multi-Cap Core Funds Category. The returns are before the deduction of any applicable sales charges.


                                    Portfolio
                                 Characteristics
                                 ---------------
Total Net Assets                                                  $500,311,710
--------------------------------------------------------------------------------
Number of Holdings                                                          95
--------------------------------------------------------------------------------
P/E Ratio                                                                21.6x
--------------------------------------------------------------------------------
Beta                                                                      1.14
--------------------------------------------------------------------------------

What was the investment environment like during the twelve months?

The fiscal year started out on a strong note as recovery in Asian markets, Federal Reserve Board interest-rate cuts and strong corporate profits helped boost the stock market to new highs. Initially, the stock market's breadth (the number of stocks participating in the market's advance) was narrow, with most gains coming from large-cap and technology stocks. As the year progressed, however, the market broadened, and stocks across the board (small-cap, mid-cap, large-cap, growth and value) participated in the market's upward momentum. Investors welcomed this "all inclusive" trend, because for more than a year, the performance of most stocks had trailed that of large-cap and technology stocks.

Toward the end of the period, market sentiment changed considerably, as investors became concerned about a variety of issues. Investors worried about a flare-up of inflation, the possibility of higher interest rates, the prospect of weaker corporate earnings and the declining value of the dollar in relation to the yen. The uncertainty in the market led to broad fluctuations in stock prices. Once again, technology stocks became market leaders, and most small and mid-cap stocks gave up the gains they had made earlier. Even though inflation remained at a moderate level, the Federal Reserve Board took a pre-emptive stance against inflation. From June through August 1999, the Federal Reserve raised interest rates twice. As the period drew to a close, stocks traded in a broad range, as uncertainty in the market continued to prevail.

                                Top 5 Industries
                         -------------------------------
                         (as a percentage of net assets)

Information Services & Technology                                          16.0%
--------------------------------------------------------------------------------
Finance & Insurance                                                        10.2%
--------------------------------------------------------------------------------
Communication Systems & Services                                            9.2%
--------------------------------------------------------------------------------
Food & Beverage Products                                                    8.8%
--------------------------------------------------------------------------------
Healthcare Products & Services                                              7.8%
--------------------------------------------------------------------------------

                                   EVERGREEN
                              Stock Selector Fund
                          Portfolio Manager Interview

What led to the Fund's strong performance?

During the twelve months, the Fund was broadly diversified among industry sectors. Technology, communications, basic materials, capital goods, consumer cyclicals, energy, financial and healthcare were some of the areas in which we invested. Technology stocks were among the most important contributors to performance. In this area we emphasized software companies and businesses that we believed would benefit from some of the significant trends developing around the internet, such as electronic commerce and on-line advertising. Some of the Fund's biggest holdings in the technology area included well known names, such as America Online, Microsoft, and Apple Computer. Energy companies, which benefited from an increase in oil prices, were also strong performers, as were consumer cyclical stocks, led by specialty retailer Best Buy. Strong demand for new products helped boost Best Buy's performance.

                                Top 10 Holdings
                        -------------------------------
                        (as a percentage of net assets)

Microsoft Corp.                                                           4.5%
--------------------------------------------------------------------------------
Texas Instruments, Inc.                                                   4.2%
--------------------------------------------------------------------------------
Apple Computer                                                            4.0%
--------------------------------------------------------------------------------
MCI WorldCom, Inc.                                                        3.7%
--------------------------------------------------------------------------------
Lucent Technologies, Inc.                                                 3.6%
--------------------------------------------------------------------------------
General Electric Co.                                                      3.5%
--------------------------------------------------------------------------------
America Online, Inc.                                                      3.1%
--------------------------------------------------------------------------------
GTE Corp.                                                                 2.7%
--------------------------------------------------------------------------------
MediaOne Group, Inc.                                                      2.6%
--------------------------------------------------------------------------------
EMC Corp.                                                                 2.4%
--------------------------------------------------------------------------------

What areas did not meet your expectations?

The Fund's over-weighted position in retail stocks and its under-exposure to telephone companies detracted from performance. Also, the Fund had a relatively big commitment to property and casualty insurance companies. Stock prices on such companies declined significantly, in the wake of Hurricane Floyd's destructive force. Financial stocks also had a tough time, because of uncertainty over the direction of interest rates.

What is your outlook?

Our long-term outlook for the stock market and for the Fund is positive. In the short term, however, we believe the market may be hampered by the uncertainty surrounding the direction of interest rates and inflation. We believe the underpinnings of the economy are strong and this bodes well for the long-term prospects of stocks. Should the market experience a significant downturn, we would view that as an ordinary part of the investment process and likely use it as an opportunity to purchase more stocks at attractive prices. Going forward we will maintain our strategy of seeking the best stocks we can find in a variety of economic sectors and industries across the market capitalization spectrum.

                                   EVERGREEN
                             Strategic Growth Fund
                   Fund at a Glance as of September 30, 1999


"We maintained our focus on large-cap growth companies, while emphasizing leaders in the technology, information services and communications industries."


                                  Portfolio
                                  Management
                                  ----------


                                    [PHOTO]

                           Maureen E. Cullinane, CFA
                              Tenure: April 1995


                            CURRENT INVESTMENT STYLE/1/

[GRAPHIC]

Morningstar's Style Box is based on a portfolio date as of 9/30/1999.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 1999 Morningstar, Inc.

/2/Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class.

Historical performance shown for Classes A, C, and Y prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and Y have been adjusted to eliminate the effect of the higher 12b-1 fees applicable to Class B. The 12b-1 fees for Class A, B and C are 0.25%, 1.00% and 1.00%, respectively. Class Y does not pay a 12b-1 fee. If these fees had not been eliminated, returns would have been lower.


                          PERFORMANCE AND RETURNS/2/

Portfolio Inception Date: 9/11/1935    Class A    Class B    Class C    Class Y
Class Inception Date                  1/20/1998  9/11/1935  1/22/1998  6/30/1999
--------------------------------------------------------------------------------
Average Annual Returns*
--------------------------------------------------------------------------------
1 year with sales charge                24.00%     24.15%     28.15%      n/a
--------------------------------------------------------------------------------
1 year w/o sales charge                 30.15%     29.15%     29.15%     30.48%
--------------------------------------------------------------------------------
3 years                                 22.09%     22.85%     23.19%     24.40%
--------------------------------------------------------------------------------
5 years                                 19.12%     19.42%     19.42%     20.60%
--------------------------------------------------------------------------------
10 years                                14.87%     14.88%     14.50%     15.72%
--------------------------------------------------------------------------------
Since Portfolio Inception               11.76%     11.71%     11.60%     11.91%
--------------------------------------------------------------------------------
Maximum Sales Charge                     4.75%      5.00%      1.00%      n/a
                                       Front-End    CDSC       CDSC
--------------------------------------------------------------------------------
12-month capital gain distributions
per share                               $1.34      $1.34      $1.34        --
--------------------------------------------------------------------------------
* Adjusted for maximum applicable sales charge unless noted.


                                    [GRAPH]

                                LONG TERM GROWTH

         S & P 500        Consumer Price    Evergreen Strategic   Russell 1000
         Composite          Index - US           Growth B            Growth
Sep-89    10,000              10,000              10,000             10,000
Sep-90     9,060              10,616               8,762              9,231
Sep-91    11,879              10,976              11,956             12,800
Sep-92    13,188              11,304              12,639             14,192
Sep-93    14,897              11,608              16,289             15,040
Sep-94    15,447              11,952              16,354             15,918
Sep-95    20,038              12,256              19,433             21,041
Sep-96    24,115              12,624              21,254             25,544
Sep-97    33,861              12,896              29,826             34,816
Sep-98    36,888              13,088              31,008             38,680
Sep-99    46,652              13,400              40,048             52,161


Comparison of a $10,000 investment in Evergreen Strategic Growth Fund Class B shares/2/, versus a similar investment in the Standard & Poor's 500 Index (S&P
500), the Russell 1000 Growth Index (Russell 1000) and the Consumer Price Index
(CPI).

The S&P 500 and the Russell 1000 are unmanaged market indices which do not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                             Strategic Growth Fund
                          Portfolio Manager Interview

How did the Fund perform?

For the twelve-month period ended September 30, 1999, the Evergreen Strategic Growth Fund Class B shares had a total return of 29.15%. During the same twelve-month period, the Russell 1000 Growth Index, a benchmark for growth stock investing, returned 34.85% and the median return in the new Large-Cap Growth Fund category was 34.94%, according to Lipper Inc., an independent monitor of mutual fund performance. These returns are before the deduction of any applicable sales charges.


                                    Portfolio
                                 Characteristics
                                 ---------------

Total Net Assets                                                    $967,655,287
--------------------------------------------------------------------------------
Number of Holdings                                                            58
--------------------------------------------------------------------------------
Beta                                                                        1.04
--------------------------------------------------------------------------------
P/E Ratio                                                                  36.6x
--------------------------------------------------------------------------------


What was the investment environment like during the twelve-month period?

The first six months was an excellent period for growth stock investing. During the second half of the fiscal year, however, shifting investor sentiment and growing fears about higher interest rates tended to restrain performance.

Over the full twelve months, we saw tremendous swings in the market. Performance during the first three months of the fiscal year--the last three months of 1998--was led by large-company growth stocks, particularly in the technology industries. During the subsequent six months--January through June 1998--we saw steadily increasing interest in mid-cap and small-cap companies and in cyclical stocks, which tend to do well when the economy is growing. In the final quarter of the fiscal year, however, sentiment turned back in favor of the larger company stocks.

In the last few months of the fiscal year, investors increasingly were concerned that the strong economic growth earlier in the year would lead to inflation and encourage the Federal Reserve Board to raise short-term rates as a pre-emptive step to slow the economy and prevent an increase in inflation. The Federal Reserve did raise short-term rates twice during the period and warned it could raise rates again. The fear that the Federal Reserve might raise short-term rates further has been an overhang on the market recently. Investors worried that if interest rate increases did slow economic growth, corporate earnings growth also would slow.

Looking at the full year, leadership in the market was concentrated in a relatively narrow group of stocks, predominantly technology stocks, with a handful of performers in other industries. Technology was the only sector that did well for the entire year. Investors recognized that it was the technology revolution that has allowed our economy to enjoy sustained growth with very little inflation. When very few businesses have the power to raise their prices significantly, companies found ways to absorb manufacturing and raw materials costs. Technology has been the tool.


                                Top 5 Industries
                                ----------------
                        (as a percentage of net assets)

Information Services & Technology                                          27.6%
--------------------------------------------------------------------------------
Printing, Publishing, Broadcasting
& Entertainment                                                             8.6%
--------------------------------------------------------------------------------
Pharmaceuticals                                                             7.0%
--------------------------------------------------------------------------------
Communication Systems & Services                                            6.3%
--------------------------------------------------------------------------------
Retailing & Wholesale                                                       6.0%
--------------------------------------------------------------------------------

                                   EVERGREEN
                             Strategic Growth Fund
                          Portfolio Manager Interview

Within this environment, what strategies did you pursue in managing the Fund?

Evergreen Strategic Growth Fund is a well-diversified growth fund that typically emphasizes large-cap growth companies. We maintained that focus, while emphasizing leaders in the technology, information services and communications industries. We had major holdings in companies such as IBM, Intel, Microsoft, EMC and Cisco Systems.

In the telecommunications area, we had significant holdings in two leading companies in wireless communications equipment, Motorola and Nokia. We also had limited exposure to some mid-cap companies, such as Veritas Software, which is a market leader in providing software for data management and data protection systems.

Broadcasting, entertainment and energy stocks were other successful areas of investment in the past year. CBS, Clear Channel Communications, Time-Warner and Viacom contributed to the Fund's performance. Industry consolidation and strong advertising trends have been the drivers to performance of this sector. Our energy investments, primarily in the oil field service area, advanced sharply when crude oil prices started to rise. Exploration should recover over the next twelve months, which should benefit our holdings of BJ Services, Diamond Offshore and Apache.

Healthcare was a drag on performance for much of the past year. Despite stable earnings growth, pharmaceutical stocks suffered from the uncertainty generated by the national debate about Medicare reform and government drug reimbursement policy. We believe healthcare stocks should show improved performance next year as the industry's earnings growth begins to look more attractive in an environment of slowing economic growth.


                                 Top 10 Holdings
                         -------------------------------
                         (as a percentage of net assets)

Microsoft Corp.                                                             4.5%
--------------------------------------------------------------------------------
Intel Corp.                                                                 4.1%
--------------------------------------------------------------------------------
Tyco International Ltd.                                                     3.7%
--------------------------------------------------------------------------------
General Electric Co.                                                        3.7%
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                         2.8%
--------------------------------------------------------------------------------
International Business Machines Corp.                                       2.5%
--------------------------------------------------------------------------------
EMC Corp.                                                                   2.4%
--------------------------------------------------------------------------------
Motorola, Inc.                                                              2.4%
--------------------------------------------------------------------------------
Sun Microsystems, Inc.                                                      2.3%
--------------------------------------------------------------------------------
Warner-Lambert Co.                                                          2.2%
--------------------------------------------------------------------------------

                                   EVERGREEN
                              Strategic Growth Fund
                          Portfolio Manager Interview

What is your outlook?

The Federal Reserve Board has a great influence on stock market sentiment. The Federal Reserve working to sustain the longest-running economic recovery in the nation's history. The economy has been growing steadily since 1982 and the stock market has had strong uninterrupted performance since the early 1990s. During this time, the Federal Reserve has walked a tightrope, lowering rates when it wanted to spur the economy, raising rates and tightening money supply when it wanted to restrain growth and thwart inflation. The Federal Reserve's goal has been to keep gross domestic product (GDP) growth in the 2 1/2% to 3% range, which it considers ideal.

Right now, we are seeing a pickup in economic growth overseas, both in Asia and in Europe. If this trend continues, we believe globally oriented companies should continue to do well even if economic growth in the United States slows.

We are concerned, however, with the relative narrowness of the group of stocks that has dominated market performance. Large-cap technology stocks and the biggest companies in the S&P 500 have been the performance leaders. Over the next twelve months, we anticipate moderate economic growth, moderate interest rates and moderate inflation. If investors begin to believe, as we do, in sustainable earnings growth, then the market should broaden beyond the current "Nifty Fifty" company names and more stocks should participate in the market's advance.

                                   EVERGREEN
                            Tax Strategic Equity Fund
                   Fund at a Glance as of September 30, 1999


"While we buy companies with good growth prospects, we are interested in buying these stocks at reasonable prices."



                              Portfolio Management
--------------------------------------------------------------------------------


                   [PHOTO]                   [PHOTO]

               Jean C. Ledford,          Richard S. Welsh
                    CFA
               Tenure: August 1999       Tenure: August 1999


/1/Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class.

Historical performance shown for Classes A, B, and C prior to their inception is based on the performance of Class Y, the original class offered. These historical returns for Classes A, B, and C have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees for Class A, B and C are 0.25%, 1.00%, 1.00%, respectively. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower.


                            PERFORMANCE AND RETURNS/1/

Portfolio Inception Date: 9/1/1998    Class A    Class B    Class C    Class Y
Class Inception Date                  9/4/1998 10/14/1998  11/4/1998   9/1/1998
--------------------------------------------------------------------------------
Average Annual Returns*
--------------------------------------------------------------------------------
1 year with sales charge               25.44%     26.03%     30.22%      n/a
--------------------------------------------------------------------------------
1 year w/o sales charge                31.69%     31.03%     31.22%     32.34%
--------------------------------------------------------------------------------
Since Portfolio Inception              30.75%     32.54%     36.35%     37.43%
--------------------------------------------------------------------------------
Maximum Sales Charge                    4.75%      5.00%      1.00%      n/a
                                      Front End    CDSC       CDSC
--------------------------------------------------------------------------------
12-month dividends per share           $0.02      $0.02      $0.02      $0.02
--------------------------------------------------------------------------------
*Adjusted for maximum applicable sales charge unless noted.


                                LONG TERM GROWTH

                                    [GRAPH]

             S & P 500        Consumer Price      Evergreen Tax Strat
             Composite          Index - US             Equity A
Sep-98        10,000              10,000                 9,526
Oct-98        10,814              10,024                11,002
Nov-98        11,464              10,024                11,771
Dec-98        12,121              10,018                12,191
Jan-99        12,618              10,043                11,869
Feb-99        12,210              10,055                11,646
Mar-99        12,684              10,086                12,182
Apr-99        13,165              10,159                12,970
May-99        12,836              10,159                12,925
Jun-99        13,534              10,159                13,556
Jul-99        13,100              10,189                13,055
Aug-99        13,019              10,214                12,580
Sep-99        12,647              10,238                12,544


Comparison of a $10,000 investment in Evergreen Strategic Equity Fund, Class A shares/1/, versus a similar investment in the Standard & Poor's 500 Index (S&P
500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index which does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                            Tax Strategic Equity Fund
                          Portfolio Manager Interview

How did the Evergreen Tax Strategic Equity Fund perform?

The Tax Strategic Equity Fund's Class A shares had a total return of 31.69% for the twelve-month period ended September 30, 1999. During the same twelve-month period, the Standard & Poor's 500 Index had a return of 27.80% while the median return of funds in the new Multi-Cap Value Fund category was 15.17%, according to Lipper Inc., an independent monitor of mutual fund performance. Fund performance is before deduction of any applicable sales charges.

                                    Portfolio
                                 Characteristics
                                 ---------------

Total Net Assets                                                   $ 17,553,180
 ------------------------------------------------------------------------------
Number of Holdings                                                           77
 ------------------------------------------------------------------------------
P/E Ratio                                                                 49.9x
 ------------------------------------------------------------------------------

Tell us about the new portfolio management team that took responsibility for the Fund in August.

We have a five-member team with a depth of investment experience--almost 50 years total. The lead manager is Jean Ledford, an investment professional with more than 19 years' experience. For the previous 2 1/2 years, she was the lead manager of American Century Select Fund. Before joining American Century Investments, she was investment director of the State of Wisconsin Investment Board. Three of the remaining four members of the team also came from American Century Investments. They include Richard Welsh, co-portfolio manager, and analysts Rick Petran and John Anthony. The fifth member of the team is Caroline Yu, an analyst who had been at Evergreen Asset Management Corp.

Jean Ledford also is President and Chief Executive Officer of Evergreen Asset Management Corp. She was appointed to that position following the retirement of Stephen A. Lieber in August.

How would you describe your investment style?

One of the hallmarks of our team goals is to manage funds that produce attractive Sharpe Ratios, which measure the amount of risk taken for the returns obtained. Basically, we seek strong performance for less risk. We build portfolios from the bottom up, emphasizing the selection of individual stocks of attractive companies with opportunities to improve their earnings. Our style allows us to find securities in a wide variety of industries and our portfolios are well diversified. We are not traditional growth or core buyers in the sense that we are not looking for any absolute figures in terms of earnings growth rates or price-to-growth rates. While we buy companies with good growth prospects, we are interested in buying these stocks at reasonable prices.

One consequence of this broader diversification is that we expect the volatility or variability of performance will be reduced when compared to the S&P 500. We pick stocks one at a time, and our concentrations in industries and sectors will result from that stock-picking discipline. We are bottom-up stock pickers, not top-down investors who choose industries based on economic forecasts.

The key to our style is the search for changes on the margin that can increase a company's earnings growth rate. We look for factors such as a new management team, a restructuring, a new product or geographical expansion. As we construct a portfolio from our stock picks, we are careful to determine how much risk we are taking.

                                   EVERGREEN
                            Tax Strategic Equity Fund
                          Portfolio Manager Interview


Our sell discipline is just the reverse of our buy discipline. When a stock stops exhibiting an upward drift or momentum in earnings, we begin the process of lightening our position. We look not just at absolute earnings trends, but also at events on the margin that could affect earnings trends, such as the loss of a key executive, the failure of a new product or a botched restructuring.


                                Top 5 Industries
                                ----------------
                         (as a percentage of net assets)

Information Services & Technology                                         14.3%
 ------------------------------------------------------------------------------
Finance & Insurance                                                        9.3%
 ------------------------------------------------------------------------------
Healthcare Products & Services                                             7.6%
 ------------------------------------------------------------------------------
Retailing & Wholesale                                                      6.9%
 ------------------------------------------------------------------------------
Electrical Equipment & Services                                            6.6%
 ------------------------------------------------------------------------------

What are some of the changes you are making as you implement your strategy in the Tax Strategic Equity Fund?

We are proceeding very cautiously, consistent with the Fund's objective of limiting the tax consequences of investment decisions. We expect the Fund will continue to emphasize large company holdings. We plan to increase the number of technology-related companies and reduce the number of finance-related companies, and provide greater overall diversification among industries and sectors.

While there may be a gradual migration in the portfolio, we stress that we will be very conscious of the capital gains implications in the sales of any securities. We want to avoid creating unnecessary capital gains tax obligations for shareholders.


                                 Top 10 Holdings
                                 ---------------
                         (as a percentage of net assets)

International Business Machines Corp.                                      4.1%
 ------------------------------------------------------------------------------
Microsoft Corp.                                                            3.9%
 ------------------------------------------------------------------------------
Global Crossing Ltd.                                                       3.4%
 ------------------------------------------------------------------------------
General Electric Co.                                                       3.0%
 ------------------------------------------------------------------------------
Williams Sonoma, Inc.                                                      2.8%
 ------------------------------------------------------------------------------
Meade Instruments Corp.                                                    2.7%
 ------------------------------------------------------------------------------
Intel Corp.                                                                2.3%
 ------------------------------------------------------------------------------
Emerson Electric Co.                                                       2.2%
 ------------------------------------------------------------------------------
Lucent Technologies, Inc.                                                  2.0%
 ------------------------------------------------------------------------------
Cisco Systems, Inc.                                                        2.0%
 ------------------------------------------------------------------------------

What is your outlook?

We believe that by increasing the overall diversification of the portfolio, we have given the Fund the ability to get through short-term market volatility more smoothly than it has in the past.

At this point, most investors are wrestling with the question of whether we are witnessing the start of a strong upturn in inflation, versus the low pace of inflation of the past several years. When inflationary pressures start to emerge, stocks in industries such as basic materials, energy and technology start to outperform stocks in other industries. When there is very little inflation, we see relatively stronger performance in the traditional areas such as healthcare and the financials.

[CAPTION]

                                   EVERGREEN
                             Aggressive Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                        Year Ended September 30,
                         ------------------------------------------------------        Year Ended
                          1999 #     1998 #     1997 #     1996     1995 (a)(b)  October 31, 1994 (a) #
CLASS A
Net asset value,
 beginning of period     $  21.26   $  23.48   $  21.04   $ 17.37     $ 13.85           $ 14.44
                         --------   --------   --------   -------     -------           -------
Income from investment
 operations
Net investment loss         (0.22)     (0.25)     (0.21)    (0.15)      (0.16)            (0.13)
Net realized and
 unrealized gains or
 losses on securities        7.46      (1.12)      2.65      4.46        3.68             (0.22)
                         --------   --------   --------   -------     -------           -------
Total from investment
 operations                  7.24      (1.37)      2.44      4.31        3.52             (0.35)
                         --------   --------   --------   -------     -------           -------
Distributions to
 shareholders from
Net realized gains          (2.63)     (0.85)         0     (0.64)          0             (0.24)
                         --------   --------   --------   -------     -------           -------
Total distributions to
 shareholders               (2.63)     (0.85)         0     (0.64)          0             (0.24)
                         --------   --------   --------   -------     -------           -------
Net asset value, end of
 period                  $  25.87   $  21.26   $  23.48   $ 21.04     $ 17.37           $ 13.85
                         --------   --------   --------   -------     -------           -------
Total return*               36.92%     (5.93%)    11.60%    25.62%      25.42%            (2.42%)
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $166,524   $137,776   $173,982   $96,608     $70,858           $64,635
Ratios to average net
 assets
 Expenses**                  1.18%      1.33%      1.26%     1.22%       1.47%+            1.25%
 Net investment income      (0.92%)    (1.14%)    (1.05%)   (0.86%)     (1.12%)+          (0.92%)
Portfolio turnover rate        86%        22%        56%       33%         31%               59%

                                         Year Ended September 30,
                             ------------------------------------------------
                             1999 #    1998 #    1997 #     1996     1995 (c)
CLASS B
Net asset value, beginning
 of period                   $ 20.78   $ 23.18   $ 20.89   $ 17.35    $15.82
                             -------   -------   -------   -------    ------
Income from investment
 operations
Net investment loss            (0.40)    (0.41)    (0.37)    (0.16)    (0.03)
Net realized and unrealized
 gains or losses on
 securities                     7.29     (1.14)     2.66      4.34      1.56
                             -------   -------   -------   -------    ------
Total from investment
 operations                     6.89     (1.55)     2.29      4.18      1.53
                             -------   -------   -------   -------    ------
Distributions to
 shareholders from
Net realized gains             (2.63)    (0.85)        0     (0.64)        0
                             -------   -------   -------   -------    ------
Total distributions to
 shareholders                  (2.63)    (0.85)        0     (0.64)        0
                             -------   -------   -------   -------    ------
Net asset value, end of
 period                      $ 25.04   $ 20.78   $ 23.18   $ 20.89    $17.35
                             -------   -------   -------   -------    ------
Total return*                  36.00%    (6.82%)   10.96%    24.88%     9.67%
Ratios and supplemental
 data
Net assets, end of period
 (thousands)                 $56,466   $36,301   $41,167   $21,644    $2,858
Ratios to average net
 assets
 Expenses**                     1.93%     2.08%     2.02%     1.98%     2.09%+
 Net investment income         (1.67%)   (1.88%)   (1.80%)   (1.60%)   (1.71%)+
Portfolio turnover rate           86%       22%       56%       33%       31%

(a) Effective June 30, 1995, Evergreen Aggressive Growth Fund, a new series of Evergreen Equity Trust, acquired substantially all of the net assets of ABT Emerging Growth Fund. ABT Emerging Growth Fund, which had a fiscal year that ended on October 31 was the accounting survivor in the combination. Accordingly, the information above includes the result of operations of ABT Emerging Growth Fund prior to June 30, 1995.
(b) For the eleven months ended September 30, 1995. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 1995.
(c) For the period from July 7, 1995 (commencement of class operations) to Sep-tember 30, 1995.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Aggressive Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                          Year Ended September 30,
                                --------------------------------------------
                                1999 #   1998 #   1997 #    1996    1995 (a)
CLASS C
Net asset value, beginning of
 period                         $20.75   $23.16   $20.88   $17.31    $16.42
                                ------   ------   ------   ------    ------
Income from investment
 operations
Net investment loss              (0.39)   (0.41)   (0.36)   (0.15)    (0.01)
Net realized and unrealized
 gains or losses on securities    7.25    (1.15)    2.64     4.36      0.90
                                ------   ------   ------   ------    ------
Total from investment
 operations                       6.86    (1.56)    2.28     4.21      0.89
                                ------   ------   ------   ------    ------
Distributions to shareholders
 from
Net realized gains               (2.63)   (0.85)       0    (0.64)        0
                                ------   ------   ------   ------    ------
Total distributions to
 shareholders                    (2.63)   (0.85)       0    (0.64)        0
                                ------   ------   ------   ------    ------
Net asset value, end of period  $24.98   $20.75   $23.16   $20.88    $17.31
                                ------   ------   ------   ------    ------
Total return*                    35.90%   (6.87%)  10.92%   25.11%     5.42%
Ratios and supplemental data
Net assets, end of period
 (thousands)                    $4,685   $2,570   $3,992   $  991    $  416
Ratios to average net assets
 Expenses**                       1.92%    2.08%    2.02%    1.96%     2.09%+
 Net investment income           (1.67%)  (1.88%)  (1.80%)  (1.57%)   (1.51%)+
Portfolio turnover rate             86%      22%      56%      33%       31%

                                         Year Ended September 30,
                             ------------------------------------------------
                             1999 #    1998 #    1997 #     1996     1995 (b)
CLASS Y
Net asset value, beginning
 of period                   $ 21.46   $ 23.57   $ 21.09   $ 17.38    $15.79
                             -------   -------   -------   -------    ------
Income from investment
 operations
Net investment loss            (0.17)    (0.20)    (0.17)    (0.06)    (0.01)
Net realized and unrealized
 gains or losses on
 securities                     7.57     (1.06)     2.65      4.41      1.60
                             -------   -------   -------   -------    ------
Total from investment
 operations                     7.40     (1.26)     2.48      4.35      1.59
                             -------   -------   -------   -------    ------
Distributions to
 shareholders from
Net realized gains             (2.63)    (0.85)        0     (0.64)        0
                             -------   -------   -------   -------    ------
Total distributions to
 shareholders                  (2.63)    (0.85)        0     (0.64)        0
                             -------   -------   -------   -------    ------
Net asset value, end of
 period                      $ 26.23   $ 21.46   $ 23.57   $ 21.09    $17.38
                             -------   -------   -------   -------    ------
Total return                   37.36%    (5.43%)   11.76%    25.84%    10.07%
Ratios and supplemental
 data
Net assets, end of period
 (thousands)                 $28,867   $28,314   $44,384   $25,918    $1,889
Ratios to average net
 assets
 Expenses**                     0.93%     1.08%     1.01%     0.97%     1.08%+
 Net investment income         (0.67%)   (0.89%)   (0.78%)   (0.60%)   (0.71%)+
Portfolio turnover rate           86%       22%       56%       33%       31%

(a) For the period from August 3, 1995 (commencement of class operations) to September 30, 1995.
(b) For the period from July 11, 1995 (commencement of class operations) to September 30, 1995.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Evergreen Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                          Year Ended September 30,
                                --------------------------------------------
                                1999 #   1998 #   1997 #    1996    1995 (a)
CLASS A
Net asset value, beginning of
 period                         $21.11   $22.96   $17.64   $15.55    $11.97
                                ------   ------   ------   ------    ------
Income from investment
 operations
Net investment income             0.02     0.06     0.11     0.12      0.01
Net realized and unrealized
 gains or losses on securities    3.22    (1.31)    5.71     2.61      3.57
                                ------   ------   ------   ------    ------
Total from investment
 operations                       3.24    (1.25)    5.82     2.73      3.58
                                ------   ------   ------   ------    ------
Distributions to shareholders
 from
Net investment income            (0.04)   (0.10)   (0.09)   (0.06)        0
Net realized gains               (0.07)   (0.50)   (0.41)   (0.58)        0
                                ------   ------   ------   ------    ------
Total distributions to
 shareholders                    (0.11)   (0.60)   (0.50)   (0.64)        0
                                ------   ------   ------   ------    ------
Net asset value, end of period  $24.24   $21.11   $22.96   $17.64    $15.55
                                ------   ------   ------   ------    ------
Total return*                    15.34%   (5.59%)  33.72%   18.07%    29.91%
Ratios and supplemental data
Net assets, end of period
 (millions)                     $  180   $  183   $  161   $   87    $   29
Ratios to average net assets
 Expenses**                       1.39%    1.44%    1.40%    1.45%     1.70%+
 Net investment income            0.06%    0.24%    0.58%    0.63%     0.13%+
Portfolio turnover rate             35%       7%      12%      15%       19%

                                          Year Ended September 30,
                                --------------------------------------------
                                1999 #   1998 #   1997 #    1996    1995 (a)
CLASS B
Net asset value, beginning of
 period                         $20.82   $22.69   $17.49   $15.48    $11.97
                                ------   ------   ------   ------    ------
Income from investment
 operations
Net investment loss              (0.17)   (0.12)   (0.03)   (0.03)    (0.02)
Net realized and unrealized
 gains or losses on securities    3.22    (1.25)    5.64     2.64      3.53
                                ------   ------   ------   ------    ------
Total from investment
 operations                       3.05    (1.37)    5.61     2.61      3.51
                                ------   ------   ------   ------    ------
Distributions to shareholders
 from
Net investment income                0        0        0    (0.02)        0
Net realized gains               (0.07)   (0.50)   (0.41)   (0.58)        0
                                ------   ------   ------   ------    ------
Total distributions to
 shareholders                    (0.07)   (0.50)   (0.41)   (0.60)        0
                                ------   ------   ------   ------    ------

Net asset value, end of period  $23.80   $20.82   $22.69   $17.49    $15.48
                                ------   ------   ------   ------    ------
Total return*                    14.65%   (6.18%)  32.69%   17.29%    29.32%
Ratios and supplemental data
Net assets, end of period
 (millions)                     $  646   $  624   $  503   $  254    $   74
Ratios to average net assets
 Expenses**                       2.14%    2.19%    2.15%    2.18%     2.32%+
 Net investment income           (0.70%)  (0.50%)  (0.16%)  (0.10%)   (0.48%)+
Portfolio turnover rate             35%       7%      12%      15%       19%

(a) For the period from January 3, 1995 (commencement of class operations) to September 30, 1995.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Evergreen Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                         Year Ended September 30,
                                --------------------------------------------
                                1999 #   1998 #   1997 #    1996    1995 (a)
CLASS C
Net asset value, beginning of
 period                         $20.79   $22.66   $17.47   $15.48    $11.97
                                ------   ------   ------   ------    ------
Income from investment
 operations
Net investment income (loss)     (0.16)   (0.11)   (0.04)       0     (0.01)
Net realized and unrealized
 gains or losses on securities    3.21    (1.26)    5.64     2.61      3.52
                                ------   ------   ------   ------    ------
Total from investment
 operations                       3.05    (1.37)    5.60     2.61      3.51
                                ------   ------   ------   ------    ------
Distributions to shareholders
 from
Net investment income                0        0        0    (0.04)        0
Net realized gains               (0.07)   (0.50)   (0.41)   (0.58)        0
                                ------   ------   ------   ------    ------
Total distributions to
 shareholders                    (0.07)   (0.50)   (0.41)   (0.62)        0
                                ------   ------   ------   ------    ------
Net asset value, end of period  $23.77   $20.79   $22.66   $17.47    $15.48
                                ------   ------   ------   ------    ------
Total return*                    14.67%   (6.19%)  32.67%   17.29%    29.32%
Ratios and supplemental data
Net assets, end of period
 (millions)                     $   14   $   13   $    9   $    6    $    2
Ratios to average net assets
 Expenses**                       2.14%    2.19%    2.16%    2.14%     2.12%+
 Net investment income           (0.70%)  (0.50%)  (0.18%)  (0.07%)   (0.31%)+
Portfolio turnover rate             35%       7%      12%      15%       19%

                                         Year Ended September 30,
                                --------------------------------------------
                                1999 #   1998 #   1997 #    1996      1995
CLASS Y
Net asset value, beginning of
 period                         $21.25   $23.07   $17.71   $15.59    $14.62
                                ------   ------   ------   ------    ------
Income From investment
 operations
Net investment income             0.07     0.12     0.16     0.24      0.10
Net realized and unrealized
 gains or losses on securities    3.28    (1.30)    5.73     2.55      3.10
                                ------   ------   ------   ------    ------
Total from investment
 operations                       3.35    (1.18)    5.89     2.79      3.20
                                ------   ------   ------   ------    ------
Distributions to shareholders
 from
Net investment income            (0.05)   (0.14)   (0.12)   (0.09)    (0.07)
Net realized gains               (0.07)   (0.50)   (0.41)   (0.58)    (2.16)
                                ------   ------   ------   ------    ------
Total distributions to
 shareholders                    (0.12)   (0.64)   (0.53)   (0.67)    (2.23)
                                ------   ------   ------   ------    ------

Net asset value, end of period  $24.48   $21.25   $23.07   $17.71    $15.59
                                ------   ------   ------   ------    ------
Total return                     15.79%   (5.25%)  34.08%   18.43%    26.79%
Ratios and supplemental data
Net assets, end of period
 (millions)                     $1,086   $1,028   $1,104   $  841    $  612
Ratios to average net assets
 Expenses**                       1.14%    1.18%    1.15%    1.15%     1.16%
 Interest expense                  N/A      N/A      N/A      N/A      0.06%
 Net investment income            0.30%    0.49%    0.80%    0.93%     0.53%
Portfolio turnover rate             35%       7%      12%      15%       19%

(a) For the period from January 3, 1995 (commencement of class operations) to September 30, 1995.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Masters Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                          Period Ended
                                                     September 30, 1999 (a)
CLASS A
Net asset value, beginning of period                         $10.00
                                                             ------
Income from investment operations
Net investment loss                                           (0.05)
Net realized and unrealized gains on securities and
 foreign currency related transactions                         0.10
                                                             ------
Total from investment operations                               0.05
                                                             ------
Net asset value, end of period                               $10.05
                                                             ------
Total return*                                                  0.50%
Ratios and supplemental data
Net assets, end of period (millions)                         $  168
Ratios to average net assets
 Expenses**                                                    1.72%+
 Net investment income                                        (0.70%)+
Portfolio turnover rate                                          63%

                                                          Period Ended
                                                     September 30, 1999 (a)
CLASS B
Net asset value, beginning of period                         $10.00
                                                             ------
Income from investment operations
Net investment loss                                           (0.09)
Net realized and unrealized gains on securities and
 foreign currency related transactions                         0.10
                                                             ------
Total from investment operations                               0.01
                                                             ------
Net asset value, end of period                               $10.01
                                                             ------
Total return*                                                  0.10%
Ratios and supplemental data
Net assets, end of period (millions)                         $   83
Ratios to average net assets
 Expenses**                                                    2.47%+
 Net investment income                                        (1.48%)+
Portfolio turnover rate                                          63%

(a) For the period from December 31, 1998 (commencement of class operations) to September 30, 1999.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Masters Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                          Period Ended
                                                     September 30, 1999 (a)
CLASS C
Net asset value, beginning of period                         $10.00
                                                             ------
Income from investment operations
Net investment loss                                           (0.09)
Net realized and unrealized gains on securities and
 foreign currency related transactions                         0.09
                                                             ------
Total from investment operations                               0.00
                                                             ------
Net asset value, end of period                               $10.00
                                                             ------
Total return*                                                  0.00%
Ratios and supplemental data
Net assets, end of period (millions)                         $    5
Ratios to average net assets
 Expenses**                                                    2.47%+
 Net investment income                                        (1.48%)+
Portfolio turnover rate                                          63%

                                                          Period Ended
                                                     September 30, 1999 (a)
CLASS Y
Net asset value, beginning of period                         $10.00
                                                             ------
Income from investment operations
Net investment loss                                           (0.01)
Net realized and unrealized gains on securities and
 foreign currency related transactions                         0.08
                                                             ------
Total from investment operations                               0.07
                                                             ------
Net asset value, end of period                               $10.07
                                                             ------
Total return                                                   0.70%
Ratios and supplemental data
Net assets, end of period (millions)                         $    3
Ratios to average net assets
 Expenses**                                                    1.50%+
 Net investment income                                        (0.43%)+
Portfolio turnover rate                                          63%

(a) For the period from December 31, 1998 (commencement of class operations) to September 30, 1999.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                   Omega Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                             Year Ended September 30,          Year Ended December 31,
                         -------------------------------    ----------------------------
                          1999 #     1998 #    1997 (a)#      1996       1995     1994
CLASS A
Net asset value,
 beginning of period     $  21.50   $  22.69   $  19.52     $  19.56   $  15.54  $ 17.11
                         --------   --------   --------     --------   --------  -------
Income from investment
 operations
Net investment income
 (loss)                     (0.17)     (0.09)     (0.03)       (0.06)         0     0.04
Net realized and
 unrealized gains or
 losses on securities        8.10       1.03       4.05         2.15       5.58    (1.00)
                         --------   --------   --------     --------   --------  -------
Total from investment
 operations                  7.93       0.94       4.02         2.09       5.58    (0.96)
                         --------   --------   --------     --------   --------  -------
Distributions to
 shareholders from
Net realized gains          (2.61)     (2.13)     (0.85)       (2.13)     (1.56)   (0.61)
                         --------   --------   --------     --------   --------  -------
Total distributions to
 shareholders               (2.61)     (2.13)     (0.85)       (2.13)     (1.56)   (0.61)
                         --------   --------   --------     --------   --------  -------
Net asset value, end of
 period                  $  26.82   $  21.50   $  22.69     $  19.52   $  19.56  $ 15.54
                         --------   --------   --------     --------   --------  -------
Total return*               39.56%      4.43%     21.45%       11.31%     36.94%   (5.66%)
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $371,361   $156,220   $162,847     $154,825   $135,079  $99,569
Ratios to average net
 assets
 Expenses**                  1.30%      1.32%      1.32%+       1.33%      1.38%    1.41%
 Net investment income      (0.66%)    (0.38%)    (0.20%)+     (0.29%)     0.00%    0.27%
Portfolio turnover rate       120%       159%        76%         173%       159%     137%

                             Year Ended September 30,         Year Ended December 31,
                         -------------------------------    ---------------------------
                          1999 #     1998 #    1997 (a)#     1996      1995      1994
CLASS B
Net asset value,
 beginning of period     $  20.32   $  21.71   $  18.83     $ 19.10   $ 15.34   $ 17.06
                         --------   --------   --------     -------   -------   -------
Income from investment
 operations
Net investment loss         (0.34)     (0.25)     (0.15)      (0.17)    (0.09)    (0.06)
Net realized and
 unrealized gains or
 losses on securities        7.62       0.99       3.88        2.03      5.41     (1.60)
                         --------   --------   --------     -------   -------   -------
Total from investment
 operations                  7.28       0.74       3.73        1.86      5.32     (1.66)
                         --------   --------   --------     -------   -------   -------
Distributions to
 shareholders from
Net realized gains          (2.61)     (2.13)     (0.85)      (2.13)    (1.56)    (0.06)
                         --------   --------   --------     -------   -------   -------
Total distributions to
 shareholders               (2.61)     (2.13)     (0.85)      (2.13)    (1.56)    (0.06)
                         --------   --------   --------     -------   -------   -------
Net asset value, end of
 period                  $  24.99   $  20.32   $  21.71     $ 18.83   $ 19.10   $ 15.34
                         --------   --------   --------     -------   -------   -------
Total return*               38.57%      3.64%     20.68%      10.31%    35.70%    (6.57%)
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $372,956   $114,068   $110,349     $89,921   $71,636   $32,266
Ratios to average net
 assets
 Expenses**                  2.05%      2.10%      2.18%+      2.20%     2.29%     2.30%
 Net investment income      (1.41%)    (1.16%)    (1.06%)+    (1.15%)   (0.94%)   (0.58%)
Portfolio turnover rate       120%       159%        76%        173%      159%      137%

(a) For the nine months ended September 30, 1997. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 1997.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                   Omega Fund
                              Financial Highlights
                (For a share outstanding throughout each period)


                            Year Ended September 30,       Year Ended December 31,
                         -----------------------------   --------------------------
                         1999 #    1998 #    1997 (a)#    1996      1995      1994
CLASS C
Net asset value,
 beginning of period     $ 20.37   $ 21.74    $ 18.86    $ 19.13   $ 15.37   $17.09
                         -------   -------    -------    -------   -------   ------
Income from investment
 operations
Net investment loss        (0.33)    (0.25)     (0.15)     (0.18)    (0.13)   (0.07)
Net realized and
 unrealized gains or
 losses on securities       7.62      1.01       3.88       2.04      5.45    (1.04)
                         -------   -------    -------    -------   -------   ------
Total from investment
 operations                 7.29      0.76       3.73       1.86      5.32    (1.11)
                         -------   -------    -------    -------   -------   ------
Distributions to
 shareholders from
Net realized gains         (2.61)    (2.13)     (0.85)     (2.13)    (1.56)   (0.61)
                         -------   -------    -------    -------   -------   ------
Total distributions to
 shareholders              (2.61)    (2.13)     (0.85)     (2.13)    (1.56)   (0.61)
                         -------   -------    -------    -------   -------   ------
Net asset value, end of
 period                  $ 25.05   $ 20.37    $ 21.74    $ 18.86   $ 19.13   $15.37
                         -------   -------    -------    -------   -------   ------
Total return*              38.52%     3.73%     20.65%     10.29%    35.62%   (6.56%)
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $26,929   $13,752    $16,067    $17,628   $13,963   $9,900
Ratios to average net
 assets
 Expenses**                 2.04%     2.11%      2.18%+     2.21%     2.30%    2.30%
 Net investment income     (1.40%)   (1.16%)    (1.05%)+   (1.17%)   (0.91%)  (0.63%)
Portfolio turnover rate      120%      159%        76%       173%      159%     137%


                                                  Year Ended September 30,
                                                 ---------------------------
                                                 1999 #   1998 #   1997 (b)#
CLASS Y
Net asset value, beginning of period             $21.54   $22.68    $19.98
                                                 ------   ------    ------
Income from investment operations
Net investment loss                               (0.11)   (0.02)    (0.01)
Net realized and unrealized gains on securities    8.14     1.01      3.56
                                                 ------   ------    ------
Total from investment operations                   8.03     0.99      3.55
                                                 ------   ------    ------
Distributions to shareholders from
Net realized gains                                (2.61)   (2.13)    (0.85)
                                                 ------   ------    ------
Total distributions to shareholders               (2.61)   (2.13)    (0.85)
                                                 ------   ------    ------
Net asset value, end of period                   $26.96   $21.54    $22.68
                                                 ------   ------    ------
Total return                                      39.99%    4.67%    18.60%
Ratios and supplemental data
Net assets, end of period (thousands)            $4,586   $  571    $    5
Ratios to average net assets
 Expenses**                                        1.05%    1.11%     1.24%+
 Net investment income                            (0.42%)  (0.09%)   (0.21%)+
Portfolio turnover rate                             120%     159%       76%

(a) For the nine months ended September 30, 1997. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 1997.
(b) For the period from January 13, 1997 (commencement of class operations) to September 30, 1997.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Small Company Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                               Year Ended
                                                              September 30,
                                                           -------------------
                                                           1999 #   1998 (a) #
CLASS A
Net asset value, beginning of period                       $ 5.72     $ 7.75
                                                           ------     ------
Income from investment operations
Net investment loss                                         (0.04)     (0.04)
Net realized and unrealized gains or losses on securities
 and futures contracts                                       1.97      (1.99)
                                                           ------     ------
Total from investment operations                             1.93      (2.03)
                                                           ------     ------
Distributions to shareholders from
Net realized gains                                          (1.18)         0
                                                           ------     ------
Total distributions to shareholders                         (1.18)         0
                                                           ------     ------
Net asset value, end of period                             $ 6.47     $ 5.72
                                                           ------     ------
Total return*                                               39.74%    (26.19%)
Ratios and supplemental data
Net assets, end of period (millions)                       $  712     $  589
Ratios to average net assets
 Expenses**                                                  1.17%      1.15%+
 Net investment income                                      (0.63%)    (0.50%)+
Portfolio turnover rate                                       125%        97%

                           Year Ended September 30,       Year Ended May 31,
                         ----------------------------  ------------------------
                         1999 #   1998 #   1997 (b) #   1997     1996     1995
CLASS B
Net asset value,
 beginning of period     $ 5.69   $ 9.44     $ 8.44    $10.35   $ 8.62   $ 7.64
                         ------   ------     ------    ------   ------   ------
Income from investment
 operations
Net investment loss       (0.07)   (0.07)     (0.04)    (0.11)   (0.13)   (0.07)
Net realized and
 unrealized gains or
 losses on securities
 and futures contracts     1.95    (2.90)      1.74     (0.78)    2.87     1.68
                         ------   ------     ------    ------   ------   ------
Total from investment
 operations                1.88    (2.97)      1.70     (0.89)    2.74     1.61
                         ------   ------     ------    ------   ------   ------
Distributions to
 shareholders from
Net realized gains        (1.18)   (0.78)     (0.70)    (1.02)   (1.01)   (0.63)
                         ------   ------     ------    ------   ------   ------
Total distributions to
 shareholders             (1.18)   (0.78)     (0.70)    (1.02)   (1.01)   (0.63)
                         ------   ------     ------    ------   ------   ------
Net asset value, end of
 period                  $ 6.39   $ 5.69     $ 9.44    $ 8.44   $10.35   $ 8.62
                         ------   ------     ------    ------   ------   ------
Total return*             38.95%  (33.91%)    21.43%    (8.61%)  33.03%   23.58%
Ratios and supplemental
 data
Net assets, end of
 period (millions)       $  107   $  200     $1,546    $1,407   $2,006   $1,460
Ratios to average net
 assets
 Expenses**                1.93%    1.36%      1.77%+    1.75%    1.73%    1.78%
 Net investment income    (1.35%)  (0.89%)    (1.43%)+  (1.32%)  (1.34%)  (1.10%)
Portfolio turnover rate     125%      97%        28%       48%      94%      38%

(a) For the period from January 20, 1998 (commencement of class operations) to September 30, 1998.
(b) For the four months ended September 30, 1997. The Fund changed its fiscal year end from May 31 to September 30, effective September 30, 1997.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Small Company Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                               Year Ended
                                                             September  30,
                                                           -------------------
                                                           1999 #   1998 (a) #
CLASS C
Net asset value, beginning of period                       $ 5.70    $  7.73
                                                           ------    -------
Income from investment operations
Net investment loss                                         (0.07)     (0.10)
Net realized and unrealized gains or losses on securities
 and futures contracts                                       1.94      (1.93)
                                                           ------    -------
Total from investment operations                             1.87      (2.03)
                                                           ------    -------
Distributions to shareholders from
Net realized gains                                          (1.18)         0
                                                           ------    -------
Total distributions to shareholders                         (1.18)         0
                                                           ------    -------
Net asset value, end of period                             $ 6.39    $  5.70
                                                           ------    -------
Total return*                                               38.65%    (26.26%)
Ratios and supplemental data
Net assets, end of period (millions)                       $    2    $     4
Ratios to average net assets
 Expenses**                                                  1.93%      1.90%+
 Net investment income                                      (1.36%)    (1.32%)+
Portfolio turnover rate                                       125%        97%

                                                               Year Ended
                                                              September 30,
                                                           -------------------
                                                           1999 #   1998 (a) #
CLASS Y
Net asset value, beginning of period                       $ 5.74    $  7.73
                                                           ------    -------
Income from investment operations
Net investment loss                                         (0.03)     (0.02)
Net realized and unrealized gains or losses on securities
 and futures contracts                                       1.98      (1.97)
                                                           ------    -------
Total from investment operations                             1.95      (1.99)
                                                           ------    -------
Distributions to shareholders from
Net realized gains                                          (1.18)         0
                                                           ------    -------
Total distributions to shareholders                         (1.18)         0
                                                           ------    -------
Net asset value, end of period                             $ 6.51    $  5.74
                                                           ------    -------
Total return                                                40.01%    (25.74%)
Ratios and supplemental data
Net assets, end of period (millions)                       $    2    $     1
Ratios to average net assets
 Expenses**                                                  0.92%      0.91%+
 Net investment income                                      (0.42%)    (0.33%)+
Portfolio turnover rate                                       125%        97%

(a) For the period from January 26, 1998 (commencement of class operations) to September 30, 1998.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Stock Selector Fund
                              Financial Highlights
                (For a share outstanding throughout each period)


                             Year Ended                                       Period Ended October 31,
                           September 30,            Year Ended June 30,       ------------------------
                         ------------------    ------------------------------ Retail Class Prior Class
                          1999     1998 (e)     1998      1997    1996 (b)(c)   1995 (a)      1994
CLASS A
Net asset value,
 beginning of period     $ 18.34   $ 22.43     $ 21.13   $ 17.28    $ 17.08      $15.00      $ 15.39
                         -------   -------     -------   -------    -------      ------      -------
Income from investment
 operations
Net investment income
 (loss)                    (0.02)        0       (0.02)     0.07       0.12        0.18         0.11
Net realized and
 unrealized gains or
 losses on securities       5.86     (4.09)       4.24      5.32       1.49        2.87         0.22
                         -------   -------     -------   -------    -------      ------      -------
Total from investment
 operations                 5.84     (4.09)       4.22      5.39       1.61        3.05         0.33
                         -------   -------     -------   -------    -------      ------      -------
Distributions to
 shareholders from
Net investment income      (0.01)        0           0     (0.07)     (0.11)      (0.17)       (0.11)
Net realized gains         (4.11)        0       (2.92)    (1.47)     (1.30)      (0.80)       (0.61)
                         -------   -------     -------   -------    -------      ------      -------
Total distributions to
 shareholders              (4.12)        0       (2.92)    (1.54)     (1.41)      (0.97)       (0.72)
                         -------   -------     -------   -------    -------      ------      -------
Net asset value, end of
 period                  $ 20.06   $ 18.34     $ 22.43   $ 21.13    $ 17.28      $17.08      $ 15.00
                         -------   -------     -------   -------    -------      ------      -------
Total return*              35.15%   (18.23%)     21.54%    32.74%     19.11%      21.94%        2.21%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $20,930   $15,910     $20,509   $16,043    $11,178      $6,591      $50,128
Ratios to average net
 assets
 Expenses**                 1.10%     1.18%+      1.25%     1.23%      1.22%+      1.34%        1.49%+
 Net investment income     (0.16%)   (0.06%)+    (0.10%)    0.38%      0.89%+      1.23%        0.75%+
Portfolio turnover rate       85%       28%         61%       79%       114%        119%          35%

                                Year Ended September 30,
                              -----------------------------      Year Ended
                                 1999          1998 (d)       June 30, 1998 (e)
CLASS B
Net asset value, beginning
 of period                    $      18.23    $      22.33         $22.76 (f)
                              ------------    ------------         ------
Income from investment
 operations
Net investment loss                  (0.06)          (0.03)         (0.09)
Net realized and unrealized
 gains or losses on
 securities                           5.71           (4.07)          2.90
                              ------------    ------------         ------
Total from investment
 operations                           5.65           (4.10)          2.81
                              ------------    ------------         ------
Distributions to
 shareholders from
Net investment income                    0               0              0
Net realized gains                   (4.11)              0          (3.24)(f)
                              ------------    ------------         ------
Total distributions to
 shareholders                        (4.11)              0          (3.24)
                              ------------    ------------         ------
Net asset value, end of
 period                       $      19.77    $      18.23         $22.33
                              ------------    ------------         ------
Total return*                        34.18%         (18.36%)        14.38%
Ratios and supplemental data
Net assets, end of period
 (thousands)                  $      2,376    $        413         $  349
Ratios to average net assets
 Expenses**                           1.82%           1.94%+         2.00%+
 Net investment income               (0.86%)         (0.76%)+       (0.85%)+
Portfolio turnover rate                 85%             28%            61%

(a) On February 21, 1995, the Shares of the Fund were redesignated as either Retail or Institutional Shares. On that date, the Fund's net investment in-come, expenses and distributions for the period November 1, 1994 through February 20, 1995 were allocated to each class of Shares. The basis for the allocation was the relative net assets of each class of Shares as of Febru-ary 21, 1995. The results were combined with the results of operations and distributions for each applicable class for the period February 21, 1995 through October 31, 1995. For the year ended October 31, 1995, the Finan-cial Highlights' ratio of expenses, net investment income, total return, and the per share investment activities and distributions reflect this al-location.
(b) For the eight months ended June 30, 1996. The Fund changed its fiscal year end from October 31 to June 30, effective June 30, 1996.
(c) On April 15, 1996, the Conestoga Equity Fund was acquired by CoreFunds, Inc. At that time, the Retail Class Shares of the Fund were exchanged for Class A Shares.
(d) For the three months ended September 30, 1998. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998.
(e) For the period from November 7, 1997 (commencement of class operations) to June 30, 1998.
(f) Amounts adjusted to reflect a reverse stock split which occurred on June 24, 1998.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Stock Selector Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                      Period Ended
                                                 September 30, 1999 (e)
CLASS C
Net asset value, beginning of period                     $21.58
                                                         ------
Income from investment operations
Net investment loss                                       (0.01)
Net realized and unrealized gains on securities           (1.55)
                                                         ------
Total from investment operations                          (1.56)
                                                         ------
Distributions to shareholders from
Net investment income                                         0
Net realized gains                                            0
                                                         ------
Total distributions to shareholders                           0
                                                         ------
Net asset value, end of period                           $20.02
                                                         ------
Total return*                                             (7.23%)
Ratios and supplemental data
Net assets, end of period (thousands)                    $   78
Ratios to average net assets
 Expenses**                                                1.87%+
 Net investment income                                    (0.78%)+
Portfolio turnover rate                                      85%

                            Year Ended                                         Institutional Class
                           September 30,           Year Ended June 30,              Year Ended
                         ------------------   -------------------------------  --------------------
                           1999    1998 (d)     1998      1997    1996 (b)(c)  October 31, 1995 (a)
CLASS Y
Net asset value,
 beginning of period     $  18.35  $  22.43   $  21.11  $  17.26   $  17.07          $  15.00
                         --------  --------   --------  --------   --------          --------
Income from investment
 operations
Net investment income        0.02      0.01       0.04      0.12       0.14              0.19
Net realized and
 unrealized gains or
 losses on securities        5.87     (4.09)      4.24      5.32       1.49              2.87
                         --------  --------   --------  --------   --------          --------
Total from investment
 operations                  5.89     (4.08)      4.28      5.44       1.63              3.06
                         --------  --------   --------  --------   --------          --------
Distributions to
 shareholders from
Net investment income       (0.02)        0      (0.04)    (0.12)     (0.14)            (0.19)
Net realized gains          (4.11)        0      (2.92)    (1.47)     (1.30)            (0.80)
                         --------  --------   --------  --------   --------          --------
Total distributions to
 shareholders               (4.13)        0      (2.96)    (1.59)     (1.44)            (0.99)
                         --------  --------   --------  --------   --------          --------
Net asset value, end of
 period                  $  20.11  $  18.35   $  22.43  $  21.11   $  17.26          $  17.07
                         --------  --------   --------  --------   --------          --------
Total return                35.49%   (18.19%)    21.90%    33.10%     19.24%            22.00%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $476,928  $424,992   $563,987  $515,015   $414,824          $378,352
Ratios to average net
 assets
 Expenses**                  0.85%     0.93%+     1.00%     0.98%      0.97%+            1.05%+
 Net investment income       0.09%     0.19%+     0.15%     0.63%      1.15%+            1.44%+
Portfolio turnover rate        85%       28%        61%       79%       114%              119%

(a) On February 21, 1995, the Shares of the Fund were redesignated as either Retail or Institutional Shares. On that date, the Fund's net investment in-come, expenses and distributions for the period November 1, 1994 through February 20, 1995 were allocated to each class of Shares. The basis for the allocation was the relative net assets of each class of Shares as of Febru-ary 21, 1995. The results were combined with the results of operations and distributions for each applicable class for the period February 21, 1995 through October 31, 1995. For the year ended October 31, 1995, the Finan-cial Highlights' ratio of expenses, net investment income, total return, and the per share investment activities and distributions reflect this al-location.
(b) For the eight months ended June 30, 1996. The Fund changed its fiscal year end from October 31 to June 30, effective June 30, 1996.
(c) On April 15, 1996, the Conestoga Equity Fund was acquired by CoreFunds, Inc. At that time the Institutional Class Shares of the Fund were exchanged for Class Y Shares.
(d) For the three months ended September 30, 1998. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998.
(e) For the period from June 30, 1999 (commencement of class operations) to September 30, 1999.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Strategic Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                        Year Ended
                                                       September 30,
                                                     -------------------
                                                     1999 #   1998 (a) #
CLASS A
Net asset value, beginning of period                 $ 9.67     $9.12
                                                     ------     -----
Income from investment operations
Net investment income (loss)                          (0.03)     0.01
Net realized and unrealized gains on securities and
 foreign currency related transactions                 2.73      0.54
                                                     ------     -----
Total from investment operations                       2.70      0.55
                                                     ------     -----
Distributions to shareholders from
Net realized gains                                    (1.34)        0
                                                     ------     -----
Total distributions to shareholders                   (1.34)        0
                                                     ------     -----
Net asset value, end of period                       $11.03     $9.67
                                                     ------     -----
Total return*                                         30.15%     6.03%
Ratios and supplemental data
Net assets, end of period (millions)                 $  862     $ 706
Ratios to average net assets
 Expenses**                                            1.00%     1.10%+
 Net investment income                                (0.29%)    0.08%+
Portfolio turnover rate                                 132%      141%


                             Year Ended September 30,   Year Ended October 31,
                           --------------------------- --------------------
                           1999 #   1998 #   1997 (b) # 1996    1995    1994
CLASS B
Net asset value,
 beginning of period       $ 9.63   $10.61     $ 8.68   $8.05   $7.54   $9.00
                           ------   ------     ------   -----   -----   -----
Income from investment
 operations
Net investment income
 (loss)                     (0.11)   (0.03)      0.01   (0.04)  (0.02)      0
Net realized and
 unrealized gains on
 securities and foreign
 currency related
 transactions                2.71     0.39       2.96    1.04    1.13    0.23
                           ------   ------     ------   -----   -----   -----
Total from investment
 operations                  2.60     0.36       2.97    1.00    1.11    0.23
                           ------   ------     ------   -----   -----   -----
Distributions to
 shareholders from
Net investment income           0    (0.02)         0   (0.01)      0       0
Net realized gains          (1.34)   (1.32)     (1.04)  (0.36)  (0.60)  (1.69)
                           ------   ------     ------   -----   -----   -----
Total distributions to
 shareholders               (1.34)   (1.34)     (1.04)  (0.37)  (0.60)  (1.69)
                           ------   ------     ------   -----   -----   -----
Net asset value, end of
 period                    $10.89   $ 9.63     $10.61   $8.68   $8.05   $7.54
                           ------   ------     ------   -----   -----   -----
Total return*               29.15%    3.87%     37.74%  12.95%  15.05%   3.55%
Ratios and supplemental
 data
Net assets, end of period
 (millions)                $  103   $  130     $  920   $ 497   $ 492   $ 417
Ratios to average net
 assets
 Expenses**                  1.75%    1.36%      1.19%+  1.91%   2.01%   1.73%
 Net investment income      (1.03%)  (0.26%)     0.12%+ (0.48%) (0.25%) (0.17%)
Portfolio turnover rate       132%     141%        71%    156%    140%     68%

(a) For the period from January 20, 1998 (commencement of class operations) to September 30, 1998.
(b) For the eleven months ended September 30, 1997. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 1997.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Strategic Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                        Year Ended
                                                       September 30,
                                                     -------------------
                                                     1999 #   1998 (a) #
CLASS C
Net asset value, beginning of period                 $ 9.63     $9.25
                                                     ------     -----
Income from investment operations
Net investment loss                                   (0.12)    (0.07)
Net realized and unrealized gains on securities and
 foreign currency related transactions                 2.72      0.45
                                                     ------     -----
Total from investment operations                       2.60      0.38
                                                     ------     -----
Distributions to shareholders from
Net realized gains                                    (1.34)        0
                                                     ------     -----
Total distributions to shareholders                   (1.34)        0
                                                     ------     -----
Net asset value, end of period                       $10.89     $9.63
                                                     ------     -----
Total return*                                         29.15%     4.11%
Ratios and supplemental data
Net assets, end of period (thousands)                $2,452     $ 453
Ratios to average net assets
 Expenses**                                            1.75%     1.84%+
 Net investment income                                (1.08%)   (0.80%)+
Portfolio turnover rate                                 132%      141%

                                                            Period Ended
                                                      September 30, 1999 (b) #
CLASS Y
Net asset value, beginning of period                          $ 11.28
                                                              -------
Income from investment operations
Net investment income                                               0
Net realized and unrealized losses on securities and
 foreign currency related transactions                          (0.36)
                                                              -------
Total from investment operations                                (0.36)
                                                              -------
Net asset value, end of period                                $ 10.92
                                                              -------
Total return                                                    (3.19%)
Ratios and supplemental data
Net assets, end of period (thousands)                         $   238
Ratios to average net assets
 Expenses**                                                      0.75%+
 Net investment income                                          (0.10%)+
Portfolio turnover rate                                           132%

(a) For the period from January 22, 1998 (commencement of class operations) to September 30, 1998.
(b) For the period from June 30, 1999 (commencement of class operations) to September 30, 1999.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Tax Strategic Equity Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                  Year Ended September 30,
                                                ----------------------------
                                                  1999 #         1998 (a)#
CLASS A
Net asset value, beginning of period            $      10.65    $      10.11
                                                ------------    ------------
Income from investment operations
Net investment income (loss)                           (0.03)              0
Net realized and unrealized gains or losses on
 securities                                             3.41            0.54
                                                ------------    ------------
Total from investment operations                        3.38            0.54
                                                ------------    ------------
Distributions to shareholders from
Net investment income                                  (0.02)              0
                                                ------------    ------------
Total distributions to shareholders                    (0.02)              0
                                                ------------    ------------
Net asset value, end of period                  $      14.01    $      10.65
                                                ------------    ------------
Total return*                                          31.69%           5.34%
Ratios and supplemental data
Net assets, end of period (thousands)           $      5,055    $         10
Ratios to average net assets
 Expenses**                                             1.58%           1.54%+
 Net investment income                                 (0.25%)          9.12%+
Portfolio turnover rate                                   90%              0%

                                                      Period Ended
                                                 September 30, 1999 (b)#
CLASS B
Net asset value, beginning of period                     $10.26
                                                         ------
Income from investment operations
Net investment income                                     (0.13)
Net realized and unrealized gains on securities            3.83
                                                         ------
Total from investment operations                           3.70
                                                         ------
Distributions to shareholders from
Net investment income                                     (0.02)
                                                         ------
Total distributions to shareholders                       (0.02)
                                                         ------
Net asset value, end of period                           $13.94
                                                         ------
Total return*                                             36.01%
Ratios and supplemental data
Net assets, end of period (thousands)                    $7,882
Ratios to average net assets
 Expenses**                                                2.33%+
 Net investment income                                    (1.03%)+
Portfolio turnover rate                                      90%

(a) For the period from September 4, 1998 (commencement of class operations) to September 30, 1998.
(b) For the period from October 14, 1998 (commencement of class operations) to September 30, 1999.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Tax Strategic Equity Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                      Period Ended
                                                 September 30, 1999 (a)#
CLASS C
Net asset value, beginning of period                     $12.51
                                                         ------
Income from investment operations
Net investment income                                     (0.14)
Net realized and unrealized gains on securities            1.61
                                                         ------
Total from investment operations                           1.47
                                                         ------
Distributions to shareholders from
Net investment income                                     (0.02)
                                                         ------
Total distributions to shareholders                       (0.02)
                                                         ------
Net asset value, end of period                           $13.96
                                                         ------
Total return*                                             11.71%
Ratios and supplemental data
Net assets, end of period (thousands)                    $2,162
Ratios to average net assets
 Expenses**                                                2.33%+
 Net investment income                                    (0.98%)+
Portfolio turnover rate                                      90%

                                                     Year Ended
                                                   September 30,
                                                 ------------------
                                                 1999 #   1998 (b)#
CLASS Y
Net asset value, beginning of period             $10.65    $10.00
                                                 ------    ------
Income from investment operations
Net investment income                                 0         0
Net realized and unrealized gains on securities    3.45      0.65
                                                 ------    ------
Total from investment operations                   3.45      0.65
                                                 ------    ------
Distributions to shareholders from
Net investment income                             (0.02)        0
                                                 ------    ------
Total distributions to shareholders               (0.02)        0
                                                 ------    ------
Net asset value, end of period                   $14.08    $10.65
                                                 ------    ------
Total return                                      32.34%     6.50%
Ratios and supplemental data
Net assets, end of period (thousands)            $2,454    $3,629
Ratios to average net assets
 Expenses**                                        1.32%     1.30%+
 Net investment income                            (0.01%)    8.87%+
Portfolio turnover rate                              90%        0%

(a) For the period from November 4, 1998 (commencement of class operations) to September 30, 1999.
(b) For the period from September 1, 1998 (commencement of class operations) to September 30, 1998.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Aggressive Growth Fund
                            Schedule of Investments
                               September 30, 1999


   Shares                                                              Value

 COMMON STOCKS - 96.6%
            Business Equipment &
             Services - 3.0%
    225,000 Paychex, Inc. .......................................   $  7,678,125
                                                                    ------------
            Chemical & Agricultural
             Products - 2.9%
    205,000 Monsanto Co. ........................................      7,315,938
                                                                    ------------
            Communication Systems &
             Services - 8.3%
     80,000 * Allegiance Telecom, Inc. ..........................      4,210,000
    175,000 * Cisco Systems, Inc. ...............................     11,998,437
     40,000 * MCI WorldCom, Inc. ................................      2,875,000
     40,000 * Tellabs, Inc. .....................................      2,277,500
                                                                    ------------
                                                                      21,360,937
                                                                    ------------
            Finance & Insurance - 5.9%
    112,500 American Int'l Group, Inc. ..........................      9,780,469
    123,300 Citigroup, Inc. .....................................      5,425,200
                                                                    ------------
                                                                      15,205,669
                                                                    ------------
            Healthcare Products &
             Services - 12.8%
    350,000 * Health Management Associates, Inc., Cl. A .........      2,581,250
    260,000 Medtronic, Inc. .....................................      9,230,000
    203,700 * Osteotech, Inc. ...................................      2,775,413
    230,000 * VISX, Inc. ........................................     18,191,562
                                                                    ------------
                                                                      32,778,225
                                                                    ------------
            Information Services &
             Technology - 35.2%
    250,000 * American Power Conversion Corp. ...................      4,750,000
     99,000 * Citrix Systems, Inc. ..............................      6,131,812
     75,000 * Clarify, Inc. .....................................      3,773,438
    105,000 * Cree Research, Inc. ...............................      3,563,438
    185,000 * Cymer, Inc. .......................................      6,417,187
    250,000 * EMC Corp. .........................................     17,859,375
     21,300 * Engage Technologies, Inc. .........................        802,744
    135,000 Intel Corp. .........................................     10,032,187
     60,000 * JDS Uniphase Corp. ................................      6,828,750
    200,000 * Microsoft Corp. ...................................     18,112,500
    120,000 * Veritas Software Corp. ............................      9,112,500
     35,500 * Vitesse Semiconductor Corp. .......................      3,030,813
                                                                    ------------
                                                                      90,414,744
                                                                    ------------
            Oil/Energy - 5.3%
    122,600 Apache Corp. ........................................      5,294,787
    200,000 Devon Energy Corp. ..................................      8,287,500
                                                                    ------------
                                                                      13,582,287
                                                                    ------------

    Shares                                                            Value

 COMMON STOCKS - continued
              Oil Field Services - 4.2%
      103,000 * BJ Services Co., Inc. ..........................   $  3,276,687
      100,000 Diamond Offshore Drilling, Inc. ..................      3,337,500
       55,000 ENSCO International, Inc. ........................        993,438
      100,000 * Weatherford International, Inc. ................      3,200,000
                                                                   ------------
                                                                     10,807,625
                                                                   ------------
              Pharmaceuticals - 5.1%
      140,000 * Enzon, Inc. ....................................      4,270,000
       35,000 * Forest Laboratories, Inc. ......................      1,474,375
      225,000 ICN Pharmaceuticals, Inc. ........................      3,867,188
      235,000 * Neopharm, Inc. .................................      3,466,250
                                                                   ------------
                                                                     13,077,813
                                                                   ------------
              Printing, Publishing, Broadcasting &
               Entertainment - 6.1%
       75,000 * AMFM, Inc. .....................................      4,565,625
       75,000 * Clear Channel Communications, Inc. .............      5,990,625
      175,000 * Infinity Broadcasting Corp. ....................      5,129,687
                                                                   ------------
                                                                     15,685,937
                                                                   ------------
              Retailing & Wholesale - 7.8%
      150,000 * Bed Bath & Beyond, Inc. ........................      5,240,625
      150,000 Home Depot, Inc. .................................     10,293,750
      202,000 * Staples, Inc. ..................................      4,406,125
                                                                   ------------
                                                                     19,940,500
                                                                   ------------
              Total Common Stocks
               (cost $150,803,257)..............................    247,847,800
                                                                   ------------
  Principal
    Amount                                                            Value
 SHORT-TERM INVESTMENTS - 3.7%
              U.S. Government Agency
               Obligations - 3.7%
 $  9,403,000 Federal Agricultural Mortgage Corp. Discount Note
               5.20%, 10/1/1999
               (cost $9,403,000)................................      9,403,000
                                                                   ------------

              Total Investments -
               (cost $160,206,257).......................   100.3%  257,250,800
              Other Assets and Liabilities - net.........    (0.3)     (709,062)
                                                            -----  ------------
              Net Assets.................................   100.0% $256,541,738
                                                            =====  ============

* Non-income producing security.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Evergreen Fund
                            Schedule of Investments
                               September 30, 1999


   Shares                                                             Value

 COMMON STOCKS - 95.4%
             Banks - 11.4%
     479,186 1st Source Corp. .................................   $   11,500,464
      65,000 * American Bancshares, Inc. ......................          832,813
     160,310 Arrow Financial Corp. ............................        4,168,060
     101,495 Bank One Corp. ...................................        3,533,295
     613,510 BankAmerica Corp. ................................       34,164,838
   1,076,580 BankBoston Corp. .................................       46,696,657
     179,358 BB&T Corp. .......................................        5,806,715
      89,000 CCB Financial Corp. ..............................        3,704,625
     140,018 Chittenden Corp. .................................        3,990,513
     115,500 Comerica, Inc. ...................................        5,847,187
     109,318 Cornerstone Bancorp, Inc.**.......................        1,434,799
      15,000 Corus Bankshares, Inc. ...........................          384,375
      60,500 First State Bancorp ..............................        1,240,250
      20,500 Glacier Bancorp Inc. .............................          351,063
     160,000 Gold Banc Corp., Inc. ............................        1,580,000
     130,042 Hudson United Bancorp.............................        4,006,919
     133,187 M&T Bank Corp. ...................................       61,132,833
     338,286 National City Corp. ..............................        9,028,008
     187,779 Old Kent Financial Corp. .........................        6,971,295
     726,309 Republic Security Financial Corp. ................        6,309,809
      66,950 Seacoast Banking Corp. of Florida, Cl. A..........        1,970,841
      67,200 Suntrust Banks, Inc. .............................        4,418,400
                                                                  --------------
                                                                     219,073,759
                                                                  --------------
             Building, Construction & Furnishings - 2.3%
     272,900 Crossmann Communities, Inc. ......................        4,451,681
     335,600 * Genlyte Group, Inc. ............................        7,970,500
      83,300 * Knoll, Inc. ....................................        2,238,688
      72,600 * Koala Corp. ....................................        2,232,450
     460,200 La-Z-Boy Chair Co. ...............................        8,772,562
     235,600 M/I Schottenstein Homes, Inc. ....................        3,887,400
      78,000 * Mity Lite, Inc. ................................        1,404,000
     224,362 * Monaco Coach Corp. .............................        5,468,824
     434,100 * Toll Brothers, Inc. ............................        8,275,031
                                                                  --------------
                                                                      44,701,136
                                                                  --------------
             Business Equipment & Services - 1.0%
      93,000 Automatic Data Processing, Inc. ..................        4,150,125
      60,600 * Computer Sciences Corp. ........................        4,260,937
      77,130 First Data Corp. .................................        3,384,079
     164,700 * Zebra Technologies Corp., Cl. A.................        7,488,703
                                                                  --------------
                                                                      19,283,844
                                                                  --------------
             Chemical & Agricultural Products - 0.6%
     361,200 Sigma-Aldrich Corp. ..............................       11,468,100
                                                                  --------------
             Communication Systems & Services - 4.8%
     550,000 * Cisco Systems, Inc. ............................       37,709,375
     232,000 Coherent Communications Systems Corp., Inc. ......        5,176,500

   Shares                                                             Value

 COMMON STOCKS - continued
             Communication Systems & Services - continued
      99,600 * Echostar Communications Corp. ..................   $    9,044,925
     406,000 Lucent Technologies, Inc. ........................       26,339,250
     252,000 Tellabs, Inc. ....................................       14,348,250
      70,600 * Vertex Communications Corp. ....................          789,838
                                                                  --------------
                                                                      93,408,138
                                                                  --------------
             Consumer Products &
              Services - 2.5%
      95,000 Commonwealth Industries, Inc. ....................        1,276,563
      20,000 CPI Corp. ........................................          683,750
      63,300 Gucci Group.......................................        5,285,550
     284,550 Harman International
              Industries, Inc..................................       11,968,884
     345,115 Lancaster Colony Corp. ...........................       11,043,680
     196,000 Procter & Gamble Co. .............................       18,375,000
                                                                  --------------
                                                                      48,633,427
                                                                  --------------
             Diversified Companies - 1.1%
     197,000 Tyco International Ltd. ..........................       20,340,250
                                                                  --------------
             Electrical Equipment &
              Services - 4.6%
      76,500 Applied Power, Inc., Cl. A........................        2,323,687
     388,933 Baldor Electric Co. ..............................        7,365,419
      19,000 * Benchmark Electronics, Inc......................          670,938
       9,900 * Franklin Electric Co., Inc......................          653,400
     537,000 General Electric Co. .............................       63,668,062
      88,900 Measurement Specialties, Inc......................        1,633,537
      75,895 Molex, Inc........................................        2,760,681
     108,200 Motorola, Inc. ...................................        9,521,600
                                                                  --------------
                                                                      88,597,324
                                                                  --------------
             Electronic Equipment &
              Services - 0.4%
     155,000 * Jabil Circuit, Inc. ............................        7,672,500
                                                                  --------------
             Finance & Insurance - 8.3%
      49,166 Aegon N.V.........................................        4,252,859
      71,228 Allmerica Financial Corp..........................        3,392,233
     368,800 AMBAC Financial Group, Inc........................       17,471,900
      74,440 American Int'l Group, Inc.........................        6,471,627
      86,450 Chubb Corp........................................        4,306,291
     111,900 Countrywide Credit Industries, Inc. ..............        3,608,775
     121,600 Dain Rauscher Corp................................        5,958,400
     507,600 Federal Home Loan Mortgage Corp. .................       26,395,200
     668,000 Federal National Mortgage Assoc...................       41,875,250
     306,000 First American Financial Corp. ...................        4,092,750
     148,266 Legg Mason, Inc. .................................        5,680,441
      61,801 MBIA, Inc. .......................................        2,881,472
     507,600 MGIC Investment Corp. ............................       24,237,900
      55,988 Providian Financial Corp..........................        4,433,550
     421,410 * Seacoast Financial Services Corp. ..............        4,214,100
                                                                  --------------
                                                                     159,272,748
                                                                  --------------

                                   EVERGREEN
                                 Evergreen Fund
                       Schedule of Investments(continued)
                               September 30, 1999


   Shares                                                             Value

 COMMON STOCKS - continued
             Food & Beverage Products - 2.6%
     175,000 Anheuser Busch Companies, Inc. ...................   $   12,260,937
     431,100 Coca Cola Co. ....................................       20,719,744
     250,000 Pepsico, Inc......................................        7,562,500
     260,000 Philip Morris Companies, Inc......................        8,888,750
                                                                  --------------
                                                                      49,431,931
                                                                  --------------
             Healthcare Products &
              Services - 10.1%
      30,500 * Alza Corp.......................................        1,305,781
     190,000 Biomet, Inc.......................................        4,999,375
     206,596 * Boston Scientific Corp. ........................        5,100,339
      30,800 Elan Corp. Plc, ADR...............................        1,033,725
      80,000 * Express Scripts, Inc., Cl. A....................        6,260,000
     265,000 * Idexx Laboratories, Inc.........................        4,562,969
     390,000 Johnson & Johnson.................................       35,831,250
     179,000 Lilly (Eli) & Co..................................       11,456,000
      53,100 * Maxxim Medical, Inc.............................        1,271,081
     398,600 McKesson HBOC, Inc................................       11,559,400
   1,000,000 Merck & Co., Inc..................................       64,812,500
     468,000 Stryker Corp......................................       23,926,500
     174,500 VISX, Inc. .......................................       13,801,859
     138,000 Warner-Lambert Co.................................        9,159,750
                                                                  --------------
                                                                     195,080,529
                                                                  --------------
             Industrial Specialty Products & Services - 4.6%
     219,800 AptarGroup, Inc. .................................        5,879,650
      39,600 Badger Meter, Inc.................................        1,356,300
     290,000 * Dionex Corp. ...................................       12,397,500
     122,000 Dover Corp........................................        4,986,750
     202,900 Furon Co..........................................        5,059,819
     481,700 Gaylord Container Corp., Cl. A....................        3,432,113
     134,200 Kaydon Corp.......................................        3,338,225
     361,600 Leggett & Platt, Inc..............................        7,119,000
     100,000 * Meade Instruments Corp..........................        2,406,250
     223,200 Pall Corp. .......................................        5,175,450
     185,200 Park Electrochemical Corp.........................        6,088,450
      75,300 Robbins & Myers, Inc..............................        1,167,150
     176,500 Snap-on, Inc. ....................................        5,736,250
     185,000 Spartech Corp.....................................        5,422,812
      89,400 Tecumseh Products Co., Cl. A......................        4,481,175
      57,800 Tecumseh Products Co., Cl. B......................        2,608,225
     256,000 Teleflex, Inc.....................................       10,112,000
      50,000 Wescast Industries, Inc. .........................        1,431,250
                                                                  --------------
                                                                      88,198,369
                                                                  --------------
             Information Services & Technology - 19.3%
     158,000 * America Online, Inc.............................       16,432,000
      66,000 Autodesk, Inc.....................................        1,443,750
      40,000 Compaq Computer Corp. ............................          917,500
      78,000 Comverse Technology, Inc. ........................        7,356,375
     515,000 * Dell Computer Corp. ............................       21,533,438
     510,000 * Gateway, Inc....................................       22,663,125
     377,468 Hewlett-Packard Co. ..............................       34,727,056
   1,196,000 Intel Corp........................................       88,877,750

   Shares                                                            Value

 COMMON STOCKS - continued
             Information Services & Technology - continued
     226,000 International Business Machines Corp.............   $   27,430,750
     100,000 * Macromedia, Inc. ..............................        4,087,500
     249,000 * Micros Systems, Inc............................       10,084,500
     670,000 * Microsoft Corp.................................       60,676,875
     812,000 Sun Microsystems, Inc............................       75,516,000
                                                                 --------------
                                                                    371,746,619
                                                                 --------------
             Oil/Energy - 2.5%
      50,000 Atlantic Richfield Co. ..........................        4,431,250
     122,000 Exxon Corp. .....................................        9,264,375
     131,000 Mobil Corp. .....................................       13,198,250
     155,000 * Precision Drilling Corp. ......................        3,594,062
     238,000 Royal Dutch Petroleum Co. .......................       14,056,875
     118,590 Tosco Corp. .....................................        2,994,398
                                                                 --------------
                                                                     47,539,210
                                                                 --------------
             Oil Field Services - 0.9%
     161,900 Baker Hughes, Inc. ..............................        4,695,100
     107,500 Diamond Offshore Drilling, Inc. .................        3,587,813
      83,000 Halliburton Co. .................................        3,403,000
      87,000 Schlumberger Ltd. ...............................        5,421,187
                                                                 --------------
                                                                     17,107,100
                                                                 --------------
             Paper & Packaging - 0.0%
      65,000 Wausau Mosinee Paper Corp. ......................          788,125
                                                                 --------------
             Printing, Publishing, Broadcasting &
              Entertainment - 8.7%
      45,000 * AMFM, Inc. ....................................        2,739,375
   1,920,075 * Clear Channel Communications, Inc. ............      153,365,991
     760,000 Wiley (John) & Sons, Inc., Cl. A.................       11,922,500
                                                                 --------------
                                                                    168,027,866
                                                                 --------------
             Real Estate - 0.6%
     141,860 * Alexander's, Inc. REIT.........................       10,258,251
      46,200 Apartment Investment & Management Co. Cl. A
              REIT............................................        1,767,150
                                                                 --------------
                                                                     12,025,401
                                                                 --------------
             Retailing & Wholesale - 5.7%
     145,000 * Bed Bath & Beyond, Inc. .......................        5,065,937
     160,000 Costco Wholesale Corp. ..........................       11,520,000
      68,200 Dillards, Inc., Cl. A............................        1,385,313
     180,000 Ethan Allen Interiors, Inc. .....................        5,726,250
     153,000 Home Depot, Inc. ................................       10,499,625
     169,138 * Jones Apparel Group, Inc. .....................        4,862,718
     402,800 Lowe's Companies, Inc. ..........................       19,636,500
      86,500 * Safeway, Inc. .................................        3,292,406
     402,000 Seaway Food Town, Inc.**.........................       11,230,875
      52,000 Tandy Corp. .....................................        2,687,750
     724,000 Wal-Mart Stores, Inc. ...........................       34,435,250
                                                                 --------------
                                                                    110,342,624
                                                                 --------------

                                   EVERGREEN
                                 Evergreen Fund
                       Schedule of Investments(continued)
                               September 30, 1999


   Shares                                                             Value

 COMMON STOCKS - continued
             Telecommunication Services & Equipment - 0.1%
      30,000 * ADC Telecommunications, Inc. ...................   $    1,258,125
                                                                  --------------
             Transportation - 1.3%
      45,000 Delta Air Lines, Inc. ............................        2,182,500
     165,365 * Heartland Express, Inc. ........................        2,335,781
     967,875 Southwest Airlines Co. ...........................       14,699,601
     120,000 U.S. Freightways Corp. ...........................        5,685,000
                                                                  --------------
                                                                      24,902,882
                                                                  --------------
             Utilities - Gas - 0.3%
     140,000 Williams Companies, Inc. .........................        5,241,250
                                                                  --------------
             Utilities - Telephone - 1.7%
     431,000 AT&T Corp. .......................................       18,748,500
      50,000 * Nextel Communications, Inc.,
              Cl. A............................................        3,390,625
     190,400 * Powertel, Inc. .................................       10,483,900
                                                                  --------------
                                                                      32,623,025
                                                                  --------------
             Total Common Stocks
              (cost $891,839,436)..............................    1,836,764,282
                                                                  --------------
 UNIT INVESTMENT TRUST - 0.4%
      60,000 S&P 500 Depository Receipt (Spiders)
              (cost $7,436,893)................................        7,725,000
                                                                  --------------

   Principal
     Amount                                                         Value

 SHORT-TERM INVESTMENTS - 3.0%
                Repurchase Agreement - 3.0%
 $   58,822,000 State Street Bank & Trust Co., purchased
                 9/30/1999, 5.22%, maturing 10/1/1999,
                 maturity value $58,830,529
                 (cost $58,822,000) (a)......................   $   58,822,000
                                                                --------------

                Total Investments -(cost
                 $958,098,329).........................    98.8%  1,903,311,282
                Other Assets and Liabilities - net.....     1.2      22,228,567
                                                          -----  --------------
                Net Assets.............................   100.0% $1,925,539,849
                                                          =====  ==============

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at Septem-ber 30, 1999.
*   Non-income producing security.
** Investment in non-controlled affiliate holding over 5% of outstanding vot-ing shares. At September 30, 1999, the Fund held investments in the follow-ing securities:

                                                                    Dividends
  Security Name               Shares       Cost          Value       Earned
 ----------------------------------------------------------------------------
  Cornerstone Bancorp, Inc.   109,318   $ 1,089,310   $ 1,434,799   $ 45,914
  Seaway Food Town, Inc.      402,000     1,563,474    11,230,875     72,360

Summary of Abbreviations
ADR  American Depository Receipt
REIT Real Estate Investment Trust

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Masters Fund
                            Schedule of Investments
                               September 30, 1999


  Shares                                                               Value

 COMMON STOCKS - 96.1%
           Advertising & Related
            Services - 0.5%
    28,700 Interpublic Group of Companies, Inc. .................   $  1,180,287
     3,100 RH Donnelley Corp. ...................................         57,738
     1,900 Young & Rubicam, Inc. ................................         83,600
                                                                    ------------
                                                                       1,321,625
                                                                    ------------
           Aerospace & Defense - 0.9%
     2,500 Boeing Co. ...........................................        106,562
     4,000 General Dynamics Corp. ...............................        249,750
     6,800 Rockwell International Corp. .........................        357,000
    26,400 United Technologies Corp. ............................      1,565,850
                                                                    ------------
                                                                       2,279,162
                                                                    ------------
           Automotive Equipment & Manufacturing - 0.4%
     2,400 Arvin Industries, Inc. ...............................         74,250
     1,000 Cooper Tire & Rubber Co. .............................         17,625
    14,000 Federal-Mogul Corp. ..................................        385,875
     2,500 Ford Motor Co. .......................................        125,469
       900 Johnson Controls, Inc. ...............................         59,681
     7,700 Meritor Automotive, Inc. .............................        160,737
     1,000 SPX Corp. ............................................         90,750
     1,000 Standard Products Co. ................................         35,375
     2,200 * Tower Automotive, Inc. .............................         43,588
                                                                    ------------
                                                                         993,350
                                                                    ------------
           Banks - 4.4%
    20,000 Associated Banc Corp. ................................        723,750
    45,000 BankBoston Corp. .....................................      1,951,875
     3,000 BB&T Corp. ...........................................         97,125
     7,000 Chase Manhattan Corp. ................................        527,625
     5,400 Comerica, Inc. .......................................        273,375
     4,800 Dime Bancorp, Inc. ...................................         84,000
     9,300 Fifth Third Bancorp ..................................        565,847
     8,000 First Security Corp. .................................        190,250
    35,200 Firstar Corp. ........................................        902,000
     4,600 Fleet Boston Corp. ...................................        168,475
    55,000 Huntington Bancshares, Inc. ..........................      1,460,937
    10,000 KeyCorp ..............................................        258,125
     1,620 M&T Bank Corp. .......................................        743,580
     8,600 National City Corp. ..................................        229,513
    25,000 North Fork Bancorp, Inc. .............................        487,500
     4,200 Northern Trust Corp. .................................        350,700
     3,360 Old Kent Financial Corp. .............................        124,740
       500 PNC Bank Corp. .......................................         26,344
    20,000 SouthTrust Corp. .....................................        717,500
     5,800 Wachovia Corp. .......................................        456,025
     1,700 Webster Financial Corp. ..............................         43,350
    23,800 Wells Fargo Co. ......................................        943,075
     2,200 Zions Bancorp.........................................        121,275
                                                                    ------------
                                                                      11,446,986
                                                                    ------------

  Shares                                                               Value

 COMMON STOCKS - continued
           Building, Construction &
            Furnishings - 2.6%
     3,600 * American Standard Companies, Inc. ..................   $    138,150
    22,000 Armstrong World Industries, Inc. .....................        988,625
    12,900 Centex Construction Products, Inc. ...................        478,912
    14,000 Centex Corp. .........................................        413,875
    30,000 Clayton Homes, Inc. ..................................        260,625
     4,000 Johns Manville Corp. .................................         53,000
    26,800 Kaufman & Broad Home Corp. ...........................        552,750
    30,000 * Knoll, Inc. ........................................        806,250
     5,000 La-Z-Boy Chair Co. ...................................         95,313
     2,100 Lafarge Corp. ........................................         67,463
    70,000 Lennar Corp. .........................................      1,115,625
     3,400 * Lone Star Industries, Inc. .........................        169,575
    35,500 Miller (Herman), Inc. ................................        848,672
     2,000 * Mohawk Industries, Inc. ............................         39,875
     2,200 * NVR, Inc. ..........................................        111,100
       900 Rayonier, Inc. .......................................         37,800
     2,000 Ryland Group, Inc. ...................................         45,500
    10,700 * Shaw Industries, Inc. ..............................        169,862
     1,000 Southdown, Inc. ......................................         53,500
    28,025 United States Aggregates, Inc. .......................        390,598
                                                                    ------------
                                                                       6,837,070
                                                                    ------------
           Business Equipment &
            Services - 4.1%
    16,900 * Affiliated Computer Services
            Inc., Cl. A..........................................        686,563
     8,300 Automatic Data Processing, Inc. ......................        370,388
     2,500 * CDI Corp. ..........................................         68,281
    25,000 * Computer Sciences Corp. ............................      1,757,812
    25,100 * CSG System International, Inc. .....................        687,897
     1,000 De Luxe Corp. ........................................         34,000
     3,400 Dun & Bradstreet Corp. ...............................        101,575
     2,200 First Data Corp. .....................................         96,525
    28,950 * Fiserv, Inc. .......................................        940,875
     2,000 Harte-Hanks, Inc. ....................................         50,375
       250 Luminant Worlwide Corp. ..............................          7,688
    79,000 Nova Corp. ...........................................      1,975,000
     1,900 Paychex, Inc. ........................................         64,838
    27,900 * Policy Management Systems Corp. ....................        882,337
     1,300 * Sabre Group Holdings, Inc., Cl. A...................         55,900
    50,800 * SunGard Data Systems, Inc. .........................      1,336,675
    34,800 * Zebra Technologies Corp., Cl. A.....................      1,582,312
                                                                    ------------
                                                                      10,699,041
                                                                    ------------
           Chemical & Agricultural
            Products - 1.2%
    49,700 AGCO Corp. ...........................................        646,100
     1,500 * Agribrands International, Inc. .....................         74,438
     1,300 Dow Chemical Co. .....................................        147,712
     5,600 Du Pont (E. I.) De Nemours & Co. .....................        340,900
       900 PPG Industries, Inc. .................................         54,000
     8,800 Praxair, Inc. ........................................        404,800
     2,200 Schulman (A.), Inc. ..................................         38,088

                                   EVERGREEN
                                  Masters Fund
                       Schedule of Investments(continued)
                               September 30, 1999


  Shares                                                              Value

 COMMON STOCKS - continued
           Chemical & Agricultural
            Products - continued
    27,400 Sigma-Aldrich Corp. .................................   $    869,950
     5,700 Solutia, Inc. .......................................        101,887
     3,500 Union Carbide Corp. .................................        198,844
     1,400 Waters Corp. ........................................         84,787
                                                                   ------------
                                                                      2,961,506
                                                                   ------------
           Communication Systems & Services - 2.3%
       150 Airgate PCS, Inc. ...................................          3,731
    38,200 * Cisco Systems, Inc. ...............................      2,619,088
     1,500 * Conexant Systems, Inc. ............................        108,984
    28,600 Lucent Technologies, Inc. ...........................      1,855,425
    12,100 * MCI WorldCom, Inc. ................................        869,688
       900 Nielsen Media Research, Inc. ........................         33,469
     9,500 * Tellabs, Inc. .....................................        540,906
       600 Western Wireless Corp. ..............................         26,906
                                                                   ------------
                                                                      6,058,197
                                                                   ------------
           Consumer Products &
            Services - 2.4%
     4,300 * Avis Rent-A-Car, Inc. .............................         89,763
    12,400 Colgate-Palmolive Co. ...............................        567,300
       900 Eastman Kodak Co. ...................................         67,894
    14,000 Gucci Group..........................................      1,169,000
     2,200 H & R Block, Inc. ...................................         95,562
     2,000 Harley-Davidson, Inc. ...............................        100,125
     1,000 Hasbro, Inc. ........................................         21,438
     1,200 Hertz Corp., Cl. A...................................         52,800
    14,000 Lauder Estee Cos., Inc., Cl. A.......................        546,875
       500 Liz Claiborne, Inc. .................................         15,500
    48,400 * Lo-Jack Corp. .....................................        400,812
        50 Mapquest Common, Inc. ...............................            594
     3,400 Maytag Corp. ........................................        113,262
    40,000 Newell Rubbermaid, Inc. .............................      1,142,500
     4,800 * R.J. Reynolds Tobacco Holdings, Inc. ..............        129,600
    55,000 Tupperware Corp. ....................................      1,113,750
    15,000 Valspar Corp. .......................................        490,312
     1,900 WestPoint Stevens, Inc. .............................         44,888
       800 Whirlpool Corp. .....................................         52,250
                                                                   ------------
                                                                      6,214,225
                                                                   ------------
           Diversified Companies - 1.3%
    10,500 Allied Signal, Inc. .................................        629,344
       900 Cooper Industries, Inc. .............................         42,075
     5,400 Minnesota Mining &
            Manufacturing Co. ..................................        518,737
    21,700 Tyco International Ltd. .............................      2,240,525
                                                                   ------------
                                                                      3,430,681
                                                                   ------------
           Education - 0.0%
     1,600 * Learning Tree International, Inc. .................         26,500
                                                                   ------------

  Shares                                                               Value

 COMMON STOCKS - continued
           Electrical Equipment &
            Services - 5.1%
       500 AVX Corp. ............................................   $     17,563
    59,500 * Cable Design Technologies Corp. ....................      1,357,344
    12,400 Cypress Semiconductor Corp. ..........................        266,600
     5,200 Emerson Electric Co. .................................        328,575
    35,600 General Electric Co. .................................      4,220,825
     2,000 * Lam Research Corp. .................................        122,000
     2,000 * Lattice Semiconductor Corp. ........................         59,375
    14,900 Motorola, Inc. .......................................      1,311,200
    19,100 * Novellus Systems, Inc. .............................      1,288,056
     1,000 * QLogic Corp. .......................................         69,875
    64,500 * Sipex Corp. ........................................        923,156
     9,400 * Solectron Corp. ....................................        675,037
    40,000 Thomas & Betts Corp. .................................      2,040,000
     7,700 * Xilinx, Inc. .......................................        504,591
                                                                    ------------
                                                                      13,184,197
                                                                    ------------
           Electronic Equipment &
            Services - 1.0%
    20,200 * Hadco Corp. ........................................        873,650
     2,600 * KLA-Tencor Corp. ...................................        169,000
     5,800 LTX Corp. ............................................         79,387
    27,700 * MKS Instruments, Inc. ..............................        616,325
     7,400 Sawtek, Inc. .........................................        259,000
     7,600 Texas Instruments, Inc. ..............................        625,100
                                                                    ------------
                                                                       2,622,462
                                                                    ------------
           Finance & Insurance - 5.2%
       900 Aetna, Inc. ..........................................         44,325
     4,500 AFLAC, Inc. ..........................................        188,437
     2,900 Allmerica Financial Corp. ............................        138,113
     3,100 Allstate Corp. .......................................         77,306
     1,600 AMBAC Financial Group, Inc. ..........................         75,800
     6,400 American Express Co. .................................        861,600
     8,300 American General Corp. ...............................        524,456
    14,100 American Int'l Group, Inc. ...........................      1,225,819
     2,000 AXA Financial, Inc. ..................................        111,625
     8,300 Capital One Financial Corp. ..........................        323,700
     3,300 CIGNA Corp. ..........................................        256,575
       900 Cincinnati Financial Corp. ...........................         33,778
    32,500 Citigroup, Inc. ......................................      1,430,000
    25,000 Countrywide Credit Industries, Inc. ..................        806,250
    88,100 Edwards (A.G.), Inc. .................................      2,323,637
     5,200 Federal Home Loan Mortgage Corp. .....................        270,400
     1,600 Federal National Mortgage Assoc. .....................        100,300
     3,000 Financial Security Assured Holdings Ltd. .............        155,063
     2,600 Greenpoint Financial Corp. ...........................         69,063
       700 Hartford Financial Services Group, Inc. ..............         28,613
     2,100 Hartford Life, Inc., Cl. A............................        103,425
     2,700 Jefferson Pilot Corp. ................................        170,606
     4,500 Knight/Trimark Group, Inc. Cl. A......................        133,313
     8,500 Lincoln National Corp. ...............................        319,281
       900 Marsh & McLennan Co., Inc. ...........................         61,650

                                   EVERGREEN
                                  Masters Fund
                       Schedule of Investments(continued)
                               September 30, 1999


  Shares                                                               Value

 COMMON STOCKS - continued
           Finance & Insurance - continued
    15,000 MBIA, Inc. ...........................................   $    699,375
     8,800 Morgan Stanley, Dean Witter,
            Discover & Co. ......................................        784,850
     7,600 Paine Webber Group, Inc. .............................        275,500
     4,050 PMI Group, Inc. ......................................        165,544
     5,600 Providian Financial Corp. ............................        443,450
       266 Radian Group, Inc. ...................................         11,421
    10,000 Schwab (Charles) & Co., Inc. .........................        336,875
    35,300 Torchmark Corp. ......................................        913,387
                                                                    ------------
                                                                      13,463,537
                                                                    ------------
           Food & Beverage Products - 2.7%
     3,400 Albertsons, Inc. .....................................        134,513
    17,200 Anheuser Busch Companies, Inc. .......................      1,205,075
     1,900 Conagra, Inc. ........................................         42,869
     1,000 Coors Adolph Co., Cl. B...............................         54,125
     1,900 Corn Products International, Inc. ....................         57,831
     2,000 Darden Restaurants, Inc. .............................         39,125
   170,500 * Del Monte Foods Co. ................................      2,408,312
     3,000 Fortune Brands, Inc. .................................         96,750
    10,400 Great Atlantic & Pacific Tea, Inc. ...................        315,250
    33,400 * Keebler Foods Co. ..................................        997,825
       900 Kellogg Co. ..........................................         33,694
     2,400 McDonald's Corp. .....................................        103,200
    25,600 Philip Morris Companies, Inc. ........................        875,200
     4,000 * Ryan's Family Steak Houses, Inc. ...................         36,000
    14,500 * Suiza Foods Corp. ..................................        543,750
     2,000 * Tricon Global Restaurants, Inc. ....................         81,875
     2,000 Wendy's International, Inc. ..........................         52,750
                                                                    ------------
                                                                       7,078,144
                                                                    ------------
           Healthcare Products &
            Services - 9.5%
    11,200 Abbott Laboratories...................................        411,600
     4,000 Allergan, Inc. .......................................        440,000
    35,000 * Alza Corp. .........................................      1,498,437
    13,900 * Amgen, Inc. ........................................      1,132,850
     4,400 Bausch & Lomb, Inc. ..................................        290,125
    23,000 Beckman Coulter, Inc. ................................      1,037,875
     7,100 * Biogen, Inc. .......................................        559,569
     1,500 Biomet, Inc. .........................................         39,469
    28,400 Bristol-Myers Squibb Co. .............................      1,917,000
       700 * Cytyc Corp. ........................................         27,081
    50,000 * Elan Corp. Plc, ADR.................................      1,678,125
       300 * Guidant Corp. ......................................         16,088
   377,500 * Health Management Associates,
            Inc., Cl. A..........................................      2,784,062
    90,800 * Idexx Laboratories, Inc. ...........................      1,563,462
     4,800 Immunex Corp. ........................................        208,200
    24,600 Johnson & Johnson ....................................      2,260,125
    12,500 Lasersight, Inc. .....................................        170,313
    30,000 * Lincare Holdings, Inc. .............................        799,687
    11,000 McKesson HBOC, Inc. ..................................        319,000
    13,900 Merck & Co., Inc. ....................................        900,894
     5,000 Pharmacia & Upjohn, Inc. .............................        248,125

  Shares                                                               Value

 COMMON STOCKS - continued
           Healthcare Products &
            Services - continued
    15,000 * Quintiles Transnational Corp. ......................   $    285,469
    26,800 Schering-Plough Corp. ................................      1,169,150
    85,100 * Steris Corp. .......................................      1,170,125
   197,800 * Total Renal Care Holdings, Inc. ....................      1,471,137
       500 Trigon Healthcare, Inc. ..............................         14,438
    26,800 United Therapeutics Corp. ............................        773,850
    14,700 Ventana Med Systems, Inc. ............................        249,900
     2,000 * VISX, Inc. .........................................        158,188
    14,800 Warner-Lambert Co. ...................................        982,350
                                                                    ------------
                                                                      24,576,694
                                                                    ------------
           Industrial Specialty Products &
            Services - 1.3%
     1,900 Dover Corp. ..........................................         77,663
     1,300 Eaton Corp. ..........................................        112,206
       900 Ecolab, Inc. .........................................         30,713
     5,600 Honeywell, Inc. ......................................        623,350
       900 Illinois Tool Works, Inc. ............................         67,106
    21,900 Leggett & Platt, Inc. ................................        431,156
     3,500 Mark IV Industries, Inc. .............................         69,125
     2,300 McDermott International, Inc. ........................         46,575
    42,300 Teleflex, Inc. .......................................      1,670,850
     4,500 Vulcan Materials Co. .................................        164,812
                                                                    ------------
                                                                       3,293,556
                                                                    ------------
           Information Services &
            Technology - 18.3%
       550 Active Software, Inc. ................................         13,166
     1,900 * Adaptec, Inc. ......................................         75,406
     1,000 Adobe Systems, Inc. ..................................        113,500
        50 Agile Software Corp. .................................          3,200
        75 Alteon Websystems, Inc. ..............................          7,050
     5,600 * America Online, Inc. ...............................        582,400
    17,100 * Analog Devices, Inc. ...............................        876,375
    10,500 * Apple Computer......................................        664,781
     7,400 * Applied Materials, Inc. ............................        576,275
    36,200 * Aspen Technology, Inc. .............................        352,950
     9,700 * BMC Software, Inc. .................................        694,156
    41,300 * Cadence Design Systems, Inc. .......................        547,225
    40,100 Checkfree Holdings Corp. .............................      1,649,112
    14,400 * Citrix Systems, Inc. ...............................        891,900
     8,600 * Compuware Corp. ....................................        224,138
     4,700 * Comverse Technology, Inc. ..........................        443,269
     6,700 Covad Communications Group, Inc. .....................        292,078
    27,700 * Dell Computer Corp. ................................      1,158,206
     8,000 * DST Systems, Inc. ..................................        455,000
    49,300 * Edify Corp. ........................................        617,791
     1,000 * Electronics for Imaging, Inc. ......................         51,406
     9,300 * EMC Corp. ..........................................        664,369
     8,500 * Etec Systems, Inc. .................................        319,813
    51,000 Fair Issac & Co., Inc. ...............................      1,431,187
     1,200 * Gateway, Inc. ......................................         53,325
    47,000 Harbinger Corp. ......................................        793,125
    20,100 Hewlett-Packard Co. ..................................      1,849,200

                                   EVERGREEN
                                  Masters Fund
                       Schedule of Investments(continued)
                               September 30, 1999


  Shares                                                               Value

 COMMON STOCKS - continued
           Information Services &
            Technology - continued
    52,000 Intel Corp. ..........................................   $  3,864,250
     7,000 Interliant, Inc. .....................................         83,563
       250 Internap Network Services Corp. ......................         11,156
    30,200 International Business Machines Corp. ................      3,665,525
       125 Interspeed, Inc. .....................................          2,203
     4,000 * Intuit, Inc. .......................................        350,625
        75 Keynote Systems, Inc. ................................          1,875
     2,000 * Legato Systems, Inc. ...............................         87,188
    13,300 * Lexmark International Group,
            Inc., Cl. A..........................................      1,070,650
     6,000 * LSI Logic...........................................        309,000
    20,000 * Micros Systems, Inc. ...............................        810,000
    51,600 * Microsoft Corp. ....................................      4,673,025
     3,300 * NCR Corp. ..........................................        109,106
    33,000 * Network Associates, Inc. ...........................        631,125
    78,000 Network Solutions, Inc., Cl. A........................      7,166,250
     4,800 Online Resources......................................         66,600
     7,400 * Oracle Systems Corp. ...............................        336,700
       125 Quest Software, Inc. .................................          5,813
    77,600 RSA Security, Inc. ...................................      2,061,250
    19,300 Security First Tech Corp. ............................        750,287
       225 Silverstream Software, Inc. ..........................          7,003
    78,300 * SportsLine USA, Inc. ...............................      2,314,744
    12,900 * Sun Microsystems, Inc. .............................      1,199,700
     1,800 Symbol Technologies, Inc. ............................         60,525
    66,400 * Technology Solutions Co. ...........................        937,900
    11,100 * Unisys Corp. .......................................        500,887
     4,700 VeriSign, Inc. .......................................        500,550
       400 * Veritas Software Corp. .............................         30,375
       100 Vitria Technology, Inc. ..............................          3,675
     1,000 * Xircom, Inc. .......................................         42,688
     1,900 Yahoo, Inc. ..........................................        341,050
                                                                    ------------
                                                                      47,395,691
                                                                    ------------
           Iron & Steel - 0.0%
     2,700 Reliance Steel & Aluminum Co. ........................         56,700
                                                                    ------------
           Leisure & Tourism - 0.2%
     4,200 Brunswick Corp. ......................................        104,475
     5,000 Carnival, Corp., Cl. A................................        217,500
     1,044 MGM Grand, Inc. ......................................         53,440
     8,000 Park Place Entertainment Corp. .......................        100,000
                                                                    ------------
                                                                         475,415
                                                                    ------------
           Machinery - Diversified - 0.2%
    27,700 * Applied Science & Tech, Inc. .......................        571,313
                                                                    ------------
           Manufacturing - Distributing - 0.4%
     1,300 Bandag, Inc. .........................................         41,600
     1,000 Briggs & Stratton Corp. ..............................         58,375
     1,700 Dexter Corp. .........................................         63,432
       900 Sysco Corp. ..........................................         31,556
    21,000 * Teradyne, Inc. .....................................        740,250
                                                                    ------------
                                                                         935,213
                                                                    ------------

  Shares                                                               Value

 COMMON STOCKS - continued
           Metal Products & Services - 0.0%
     1,900 Inco Ltd. ............................................   $     40,613
     2,000 Ryerson Tull, Inc. ...................................         46,250
                                                                    ------------
                                                                          86,863
                                                                    ------------
           Office Equipment & Supplies - 0.1%
     2,000 John H. Harland Co. ..................................         38,875
     3,100 Pitney Bowes, Inc. ...................................        188,906
                                                                    ------------
                                                                         227,781
                                                                    ------------
           Oil / Energy - 4.9%
     6,600 Apache Corp. .........................................        285,038
       400 Ashland, Inc. ........................................         13,450
    50,000 Beau Canada Exploration Ltd. .........................         66,018
    10,000 * Berkley Petroleum Corp. ............................        100,048
     5,700 Burlington Resources, Inc. ...........................        209,475
   140,000 * Canadian 88 Energy Corp. ...........................        299,190
     2,800 Canadian Hunter Exploration Ltd. .....................         39,828
     3,800 Chevron Corp. ........................................        337,250
     3,800 * Chieftain International, Inc. ......................         72,200
    23,700 Conoco, Inc., Cl. A...................................        657,675
     3,800 Conoco, Inc., Cl. B...................................        104,025
    12,000 Devon Energy Corp. ...................................        497,250
    21,800 Enron Corp. ..........................................        899,250
     6,800 EOG Resources, Inc. ..................................        144,500
    29,500 Exxon Corp. ..........................................      2,240,156
    25,300 * Houston Exploration Co. ............................        548,694
     9,800 Mobil Corp. ..........................................        987,350
     2,000 Murphy Oil Corp. .....................................        108,125
    75,600 Newfield Exploration Co. .............................      2,490,075
     7,700 Paramount Resources Ltd. .............................        112,149
     5,000 Rio Alto Exploration Ltd. ............................         71,292
    19,000 Royal Dutch Petroleum Co. ............................      1,122,187
     1,900 * Stone Energy Corp. .................................         96,663
     5,700 Texaco, Inc. .........................................        359,812
    14,300 Vastar Resources, Inc. ...............................        894,644
                                                                    ------------
                                                                      12,756,344
                                                                    ------------
           Oil Field Services - 2.3%
     4,900 * Anderson Exploration Ltd. ..........................         64,697
    23,300 * Cooper Cameron Corp. ...............................        879,575
    18,500 Diamond Offshore Drilling, Inc. ......................        617,438
    13,000 ENSCO International, Inc. ............................        234,813
    67,500 Frontier Oil Corp. ...................................        459,844
   112,600 * Global Industries Ltd. .............................        914,875
    16,000 * Global Marine, Inc. ................................        263,000
    12,000 * Nabors Industries, Inc. ............................        300,000
    47,700 * Noble Drilling Corp. ...............................      1,043,437
    30,600 Ranger Oil Ltd. ......................................        132,247
     4,700 Santa Fe International Corp. .........................        101,344
     2,100 * SEACOR SMIT, Inc. ..................................        107,625
     5,100 Tidewater, Inc. ......................................        130,050
    22,500 Transocean Offshore, Inc. ............................        689,062
                                                                    ------------
                                                                       5,938,007
                                                                    ------------

                                   EVERGREEN
                                  Masters Fund
                       Schedule of Investments(continued)
                               September 30, 1999


  Shares                                                              Value

 COMMON STOCKS - continued
           Paper & Packaging - 0.5%
     6,000 Avery Dennison Corp. ................................   $    316,500
     1,000 Ball Corp. ..........................................         44,062
     8,400 Kimberly-Clark Corp. ................................        441,000
     2,700 Louisiana Pacific Corp. .............................         42,188
     4,300 * Sealed Air Corp. ..................................        220,644
     5,300 Weyerhaeuser Co. ....................................        305,412
                                                                   ------------
                                                                      1,369,806
                                                                   ------------
           Pharmaceuticals - 0.5%
     1,000 Andrx Corp. .........................................         58,531
    12,600 * Cytoclonal Pharmaceutics, Inc. ....................         82,688
     1,000 MedImmune, Inc. .....................................         99,656
     2,000 * Millennium Pharmaceuticals, Inc. ..................        130,000
    13,300 * Sepracor, Inc. ....................................      1,004,150
                                                                   ------------
                                                                      1,375,025
                                                                   ------------
           Printing, Publishing, Broadcasting & Entertainment -
             5.2%
    31,700 AT&T Corp.
            (Liberty Media Group), Cl. A........................      1,176,862
    17,000 * CBS Corp. .........................................        786,250
       800 Central Newspapers, Inc., Cl. A......................         35,600
     5,100 * Clear Channel Communications, Inc. ................        407,362
    21,400 Comcast Corp., Cl. A.................................        853,325
     4,000 * Cox Communications, Inc., Cl. A....................        167,000
     5,000 Gannett Co., Inc. ...................................        345,938
    56,480 * Gemstar International Group Ltd. ..................      4,412,500
    15,100 * Hearst-Argyle Television, Inc. ....................        324,650
     4,000 * King World Productions, Inc. ......................        150,000
     1,000 Knight-Ridder, Inc. .................................         54,875
     1,000 McClatchy Co., Cl. A.................................         35,750
     6,900 Meredith Corp. ......................................        250,556
     1,700 Omnicom Group, Inc. .................................        134,619
     1,900 Reader's Digest Association,
            Inc., Cl. A.........................................         55,575
    23,000 * Scholastic Corp. ..................................      1,150,000
     3,700 * Sinclair Broadcast Group, Inc., Cl. A..............         33,531
    24,500 Time Warner, Inc. ...................................      1,488,375
       900 Times Mirror Co., Ser. A.............................         59,231
     6,000 Tribune Co. .........................................        298,500
     3,600 * USA Networks, Inc. ................................        139,500
     1,000 * Valassis Communications, Inc. .....................         43,938
    24,400 * Viacom, Inc., Cl. B................................      1,030,900
                                                                   ------------
                                                                     13,434,837
                                                                   ------------
           Real Estate - 0.6%
     1,000 * Alexander's, Inc. REIT.............................         72,313
    15,000 Boston Properties, Inc. REIT.........................        460,312
     1,900 Del Webb Corp. ......................................         41,800
     8,300 Marriott International, Inc., Cl. A..................        271,306
    70,000 Meditrust Co. REIT...................................        595,000
                                                                   ------------
                                                                      1,440,731
                                                                   ------------
           Retailing & Wholesale - 9.2%
     8,000 * Abercrombie & Fitch Co., Cl. A.....................        272,500
     3,000 American Eagle Outfitters, Inc. .....................        145,313

  Shares                                                               Value

 COMMON STOCKS - continued
           Retailing & Wholesale - continued
     1,000 * Ann Taylor Stores Corp. ............................   $     40,875
    45,000 * Autozone, Inc. .....................................      1,262,812
    25,000 * Barnes & Noble, Inc. ...............................        650,000
       900 * Bed Bath & Beyond, Inc. ............................         31,444
    11,500 * Best Buy Co., Inc. .................................        713,719
    66,100 * BJ's Wholesale Club, Inc. ..........................      1,954,081
    50,000 * Borders Group, Inc. ................................        734,375
     2,000 Brinker International, Inc. ..........................         54,250
     7,300 Circuit City Stores, Inc. ............................        307,969
    10,400 Costco Wholesale Corp. ...............................        748,800
    24,000 CVS Corp. ............................................        979,500
       900 Dollar General Corp. .................................         27,788
    45,000 Ethan Allen Interiors, Inc. ..........................      1,431,562
     1,900 Family Dollar Stores, Inc. ...........................         40,138
     4,500 * Federated Department Stores, Inc. ..................        196,594
    11,000 Gap, Inc. ............................................        352,000
    30,400 Home Depot, Inc. .....................................      2,086,200
     1,000 Hughes Supply, Inc. ..................................         21,750
    53,964 * Jones Apparel Group, Inc. ..........................      1,551,465
     1,900 * K Mart Corp. .......................................         22,206
       600 Lands End, Inc. ......................................         39,600
     3,800 Limited, Inc. ........................................        145,350
     1,300 * Linens 'N Things, Inc. .............................         43,875
     5,000 Lowe's Companies, Inc. ...............................        243,750
     4,950 May Department Stores Co. ............................        180,366
    14,100 * Office Depot, Inc. .................................        143,644
     2,000 * Payless Shoesource, Inc. ...........................        101,000
     8,800 Petco Animal Supplies, Inc. ..........................        104,500
    50,000 Rite Aid Corp. .......................................        690,625
    85,800 Ross Stores, Inc. ....................................      1,726,725
     1,900 Ruby Tuesday, Inc. ...................................         37,050
    20,000 * Saks, Inc. .........................................        303,750
     1,000 * Shopko Stores, Inc. ................................         29,000
     4,000 Tandy Corp. ..........................................        206,750
     1,900 Tiffany & Co..........................................        113,881
    26,200 TJX Co., Inc. ........................................        735,237
       542 Too, Inc. ............................................          9,722
     3,800 W.W. Grainger, Inc. ..................................        182,637
    84,100 Wal-Mart Stores, Inc. ................................      4,000,006
     5,900 Walgreen Co. .........................................        149,712
    20,000 * Williams Sonoma, Inc. ..............................        971,250
     3,000 * Zale Corp. .........................................        114,938
                                                                    ------------
                                                                      23,898,709
                                                                    ------------
           Telecommunication Services & Equipment - 2.6%
    15,700 * Aerial Communications, Inc. ........................        425,862
       900 Commscope, Inc. ......................................         29,250
     2,500 * General Instrument Corp. ...........................        120,313
    49,200 * Global Crossing Ltd. ...............................      1,303,800
    53,900 * Intermedia Communications, Inc. ....................      1,172,325
    12,700 * MediaOne Group, Inc. ...............................        867,569
     7,500 Nokia Corp., ADR......................................        673,594
     3,900 * Qualcomm, Inc. .....................................        737,831

                                   EVERGREEN
                                  Masters Fund
                       Schedule of Investments(continued)
                               September 30, 1999


  Shares                                                               Value

 COMMON STOCKS - continued
           Telecommunication Services & Equipment - continued
    15,000 Teligent, Inc., Cl. A.................................   $    745,312
     3,100 Vodafone Airtouch Public Ltd., ADR....................        737,025
                                                                    ------------
                                                                       6,812,881
                                                                    ------------
           Textile & Apparel - 0.2%
     5,500 Unifi, Inc. ..........................................         60,500
    10,000 V. F. Corp. ..........................................        310,000
                                                                    ------------
                                                                         370,500
                                                                    ------------
           Thrift Institutions - 0.1%
     6,600 * Golden St. Bancorp, Inc. ...........................        118,387
     2,090 Washington Federal, Inc. .............................         48,462
                                                                    ------------
                                                                         166,849
                                                                    ------------
           Transportation - 1.4%
     3,000 * Alaska Air Group, Inc. .............................        122,062
     1,500 Burlington Northern Santa Fe Corp. ...................         41,250
    62,750 Comair Holdings, Inc. ................................      1,047,141
     3,000 * Continental Airlines, Inc., Cl. B...................         98,250
     5,600 Delta Air Lines, Inc. ................................        271,600
     1,900 Northwest Airlines Corp., Cl. A.......................         48,450
     4,100 Rollins Truck Leasing Corp. ..........................         41,513
    50,000 Skywest, Inc. ........................................      1,096,875
     1,700 Southwest Airlines Co. ...............................         25,819
     3,700 Union Pacific Corp. ..................................        177,831
    20,000 * US Airways Group, Inc. .............................        525,000
     2,400 Xtra Corp. ...........................................         95,400
                                                                    ------------
                                                                       3,591,191
                                                                    ------------
           Utilities - Electric - 0.6%
     3,500 Allegheny Energy, Inc. ...............................        111,344
     1,900 * Calpine Corp. ......................................        161,618
     1,300 Consolidated Edison, Inc. ............................         53,950
     5,000 Energy East Corp. ....................................        118,750
     2,000 Firstenergy Corp. ....................................         51,000
     2,800 Florida Progress Corp. ...............................        129,500
     3,400 FPL Group, Inc. ......................................        171,275
     2,000 Ipalco Enterprises....................................         38,875
     3,600 Oge Energy Corp. .....................................         80,100

  Shares                                                               Value

 COMMON STOCKS - continued
           Utilities - Electric - continued
     4,100 PECO Energy Co. ......................................   $    153,750
    10,000 PG & E Corp. .........................................        258,750
     1,500 PP&L Resources, Inc. .................................         40,594
     4,500 Public Service Enterprise Group, Inc. ................        173,812
     2,900 TNP Enterprises, Inc. ................................        112,919
                                                                    ------------
                                                                       1,656,237
                                                                    ------------
           Utilities - Telephone - 3.8%
    11,900 ALLTEL Corp. .........................................        837,462
    16,900 Ameritech Corp. ......................................      1,135,469
    22,100 AT&T Corp. ...........................................        961,350
     9,200 Bell Atlantic Corp. ..................................        619,275
    46,200 BellSouth Corp. ......................................      2,079,000
     5,000 GTE Corp. ............................................        384,375
    19,700 SBC Communications, Inc. .............................      1,005,931
    40,000 Sprint Corp. .........................................      2,170,000
     5,900 * Sprint Corp. (PCS Group)............................        439,919
    3,700  U.S. West, Inc. ......................................        211,131
       400 * United States Cellular Corp. .......................         27,200
                                                                    ------------
                                                                       9,871,112
                                                                    ------------
           Utilities - 0.1%
     3,000 Unicom Corp. .........................................        110,813
                                                                    ------------
           Total Common Stocks
            (cost $243,928,331)..................................    249,028,951
                                                                    ------------

  Principal
    Amount                                                           Value

 SHORT-TERM INVESTMENTS - 3.0%
              Repurchase Agreement - 3.0%
 $  7,695,000 State Street Bank & Trust Co., purchased
               9/30/1999, 5.22%, maturing 10/1/1999, maturity
               value $7,696,116
               (cost $7,695,000) (a)...........................      7,695,000
                                                                  ------------

              Total Investments -
               (cost $251,623,331)........................   99.10%  256,723,951
              Other Assets and Liabilities - net..........    0.90     2,286,939
                                                             -----  ------------
              Net Assets..................................   100.0% $259,010,890
                                                             =====  ============

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at September 30, 1999.
*   Non-income producing security.

Summary of Abbreviations
ADR  American Depository Receipt
REIT Real Estate Investment Trust

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                   Omega Fund
                            Schedule of Investments
                               September 30, 1999


  Shares                                                               Value

 COMMON STOCKS - 93.4%
           Business Equipment &
            Services - 1.8%
   400,000 Pychex, Inc. .........................................   $ 13,650,000
                                                                    ------------
           Chemical & Agricultural
            Products - 2.5%
   542,900 Monsanto Co. .........................................     19,374,744
                                                                    ------------
           Communication Systems & Services - 6.0%
   170,000 * Allegiance Telecom, Inc. ...........................      8,946,250
   280,000 * Cisco Systems, Inc. ................................     19,197,500
   160,000 * McLeod USA, Inc., Cl. A (a).........................      6,810,000
   110,000 * Tellabs, Inc. ......................................      6,263,125
   140,000 * Winstar Communications, Inc. (a)....................      5,468,750
                                                                    ------------
                                                                      46,685,625
                                                                    ------------
           Diversified Companies - 3.5%
   260,000 Tyco International Ltd. ..............................     26,845,000
                                                                    ------------
           Electrical Equipment &
            Services - 2.8%
   185,000 General Electric Co. .................................     21,934,062
                                                                    ------------
           Finance & Insurance - 4.7%
   100,000 American Express Co. .................................     13,462,500
   125,000 American Int'l Group, Inc. ...........................     10,867,187
   273,300 Citigroup, Inc. ......................................     12,025,200
                                                                    ------------
                                                                      36,354,887
                                                                    ------------
           Healthcare Products &
            Services - 5.0%
   211,400 Cardinal Health, Inc. ................................     11,521,300
   323,400 Medtronic, Inc. ......................................     11,480,700
   287,500 * Osteotech, Inc. (a).................................      3,917,188
   155,000 * VISX, Inc. .........................................     12,259,531
                                                                    ------------
                                                                      39,178,719
                                                                    ------------
           Information Services &
            Technology - 30.5%
   615,400 * American Power Conversion Corp. ....................     11,692,600
   145,000 * Citrix Systems, Inc. ...............................      8,980,938
   138,200 * Clarify, Inc. (a)...................................      6,953,188
    50,000 * CMG Information Services, Inc. (a)..................      5,125,000
   200,000 * Cree Research, Inc. (a).............................      6,787,500
   300,000 * Cymer, Inc. ........................................     10,406,250
   360,000 * EMC Corp. ..........................................     25,717,500
    33,300 * Engage Technologies, Inc. ..........................      1,254,994
    80,000 Hewlett-Packard Co. ..................................      7,360,000
   345,000 Intel Corp. ..........................................     25,637,812
   100,000 International Business Machines Corp. ................     12,137,500
    75,000 * JDS Uniphase Corp. (a)..............................      8,535,938
   240,000 * Microchip Technology, Inc. .........................     12,330,000
   291,000 * Microsoft Corp. ....................................     26,353,687
   100,000 * Sanmina Corp. (a)...................................      7,737,500
   150,000 * Sapient Corp. (a)...................................     14,137,500
   221,600 * Sun Microsystems, Inc. .............................     20,608,800
   215,000 * Veritas Software Corp. (a)..........................     16,326,562

  Shares                                                              Value

 COMMON STOCKS - continued
           Information Services &
            Technology - continued
   104,200 * Vitesse Semiconductor Corp. .......................   $  8,896,075
                                                                   ------------
                                                                    236,979,344
                                                                   ------------
           Oil/Energy - 4.3%
   389,700 Apache Corp. ........................................     16,830,169
   400,000 Devon Energy Corp. (a)...............................     16,575,000
                                                                   ------------
                                                                     33,405,169
                                                                   ------------
           Oil Field Services - 4.1%
   285,000 * BJ Services Co., Inc. (a)..........................      9,066,562
   200,000 Diamond Offshore Drilling, Inc. (a)..................      6,675,000
   345,000 ENSCO International, Inc.............................      6,231,563
   121,000 Halliburton Co. .....................................      4,961,000
   150,000 * Weatherford International, Inc. ...................      4,800,000
                                                                   ------------
                                                                     31,734,125
                                                                   ------------
           Pharmaceuticals - 9.6%
   180,000 American Home Products Corp. ........................      7,470,000
   260,000 * Enzon, Inc. (a)....................................      7,930,000
   225,000 * Forest Laboratories, Inc. .........................      9,478,125
   500,000 ICN Pharmaceuticals, Inc. (a)........................      8,593,750
   145,000 * Millennium Pharmaceuticals, Inc. ..................      9,425,000
   330,000 * Neopharm, Inc. (a).................................      4,867,500
   190,000 Pharmacia & Upjohn, Inc. ............................      9,428,750
   265,000 Warner-Lambert Co. ..................................     17,589,375
                                                                   ------------
                                                                     74,782,500
                                                                   ------------
           Printing, Publishing, Broadcasting & Entertainment -
             11.0%
   225,000 * AMFM, Inc. (a).....................................     13,696,875
   200,000 * CBS Corp. .........................................      9,250,000
   170,000 * Clear Channel Communications, Inc. ................     13,578,750
   400,000 * Infinity Broadcasting Corp. (a)....................     11,725,000
   190,000 Time Warner, Inc. ...................................     11,542,500
   155,000 * Univision Communications, Inc.,
            Cl. A (a)...........................................     12,613,125
   300,000 * Viacom, Inc., Cl. B................................     12,675,000
                                                                   ------------
                                                                     85,081,250
                                                                   ------------
           Retailing & Wholesale - 5.2%
   100,000 * Kohl's Corp. ......................................      6,612,500
   273,750 * Staples, Inc. .....................................      5,971,172
   155,000 Tandy Corp. .........................................      8,011,562
   266,000 * Tweeter Home Entertainment
            Group, Inc. (a).....................................      9,941,750
   210,000 Wal-Mart Stores, Inc. ...............................      9,988,125
                                                                   ------------
                                                                     40,525,109
                                                                   ------------
           Telecommunication Services & Equipment - 2.4%
   180,000 * Antec Corp. (a)....................................      9,562,500
   100,000 * Copper Mountain Networks, Inc. (a).................      8,762,500
                                                                   ------------
                                                                     18,325,000
                                                                   ------------
           Total Common Stocks
            (cost $606,362,475).................................    724,855,534
                                                                   ------------

                                   EVERGREEN
                                   Omega Fund
                       Schedule of Investments(continued)
                               September 30, 1999


   Shares                                                              Value

 MONEY MARKET SHARES - 17.9%
 138,839,560 Navigator Prime Portfolio
              (cost $138,839,560) (b)............................   $138,839,560
                                                                    ------------

   Principal
    Amount                                                          Value

 SHORT-TERM INVESTMENTS - 6.7%
               Repurchase Agreement - 6.7%
 $  51,502,000 Evergreen Joint Repurchase Agreement,
                Investments in repurchase agreements, in a
                joint trading account, purchased 9/30/1999,
                5.30%, maturing 10/1/1999, maturity value
                $51,509,582
                (cost $51,502,000) (c).......................   $   51,502,000
                                                                --------------

               Total Investments -
                (cost $796,704,035).....................   118.0%   915,197,094
               Other Assets and
                Liabilities - net.......................   (18.0)  (139,365,124)
                                                           -----  -------------
               Net Assets...............................   100.0% $ 775,831,970
                                                           =====  =============

(a) All or a portion of this security is on loan (See Note 8).
(b) Represents investment in cash collateral received for securities on loan.
(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at September 30, 1999.
*   Non-income producing security.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Small Company Growth Fund
                            Schedule of Investments
                               September 30, 1999


  Shares                                                               Value

 COMMON STOCKS - 100.5%
           Advertising & Related
            Services - 2.6%
   174,000 * Lamar Advertising Co., Cl. A........................   $  8,613,000
   356,000 * Outdoor Systems, Inc. ..............................     12,727,000
                                                                    ------------
                                                                      21,340,000
                                                                    ------------
           Automotive Equipment & Manufacturing - 0.1%
    45,300 * Dura Automotive Systems, Inc. (b)...................      1,090,031
                                                                    ------------
           Banks - 1.7%
   304,440 BostonFed Bancorp, Inc. ..............................      4,566,600
   465,420 * North Fork Bancorp, Inc. ...........................      9,075,690
                                                                    ------------
                                                                      13,642,290
                                                                    ------------
           Building, Construction &
            Furnishings - 2.0%
   120,400 Dycom Industries, Inc. (b)............................      5,079,375
   238,600 Texas Industries, Inc. (b)............................      8,828,200
   158,600 United States Aggregates, Inc. .......................      2,210,487
                                                                    ------------
                                                                      16,118,062
                                                                    ------------
           Business Equipment &
            Services - 5.1%
   122,855 * BISYS Group, Inc. (a)(b)............................      5,762,667
   105,840 * Comdisco, Inc. .....................................      2,044,035
   103,600 * Consolidated Graphics, Inc. ........................      4,364,150
   233,500 * GTS Duratek, Inc. ..................................      1,393,703
   254,200 i2 Technologies, Inc. (b).............................      9,866,138
   328,900 Navigant Consulting Co. (b)...........................     15,252,737
   252,500 * Superior Consultant, Inc. (b).......................      2,966,875
    50,000 Trintech Group Plc (b)................................        656,250
                                                                    ------------
                                                                      42,306,555
                                                                    ------------
           Capital Goods - 1.1%
   107,200 Case Corp. ...........................................      5,339,900
   100,000 Manitowoc Co., Inc. ..................................      3,412,500
                                                                    ------------
                                                                       8,752,400
                                                                    ------------
           Chemical & Agricultural
            Products - 0.2%
    53,700 * Cytec Industries, Inc. .............................      1,288,800
                                                                    ------------
           Communication Systems & Services - 7.9%
    50,000 Airgate PCS, Inc. ....................................      1,243,750
   187,700 * Allegiance Telecom, Inc. ...........................      9,877,713
   230,600 * Conexant Systems, Inc. (b)..........................     16,754,531
    50,000 Insight Communications, Inc. .........................      1,431,250
   615,500 * McLeod USA, Inc., Cl. A (b).........................     26,197,219
    22,500 NorthPoint Communications Group, Inc. (b).............        416,250
   189,600 RF Micro Devices, Inc. ...............................      8,674,200
     8,100 Western Wireless Corp. ...............................        363,234
                                                                    ------------
                                                                      64,958,147
                                                                    ------------

  Shares                                                               Value

 COMMON STOCKS - continued
           Consumer Products &
            Services - 0.6%
   100,000 * Action Performance Co., Inc. (b)....................   $  2,106,250
   113,900 * Russ Berrie & Co., Inc. ............................      2,384,781
    25,100 * Scotts Co., Cl. A...................................        869,088
                                                                    ------------
                                                                       5,360,119
                                                                    ------------
           Education - 3.6%
   400,000 * CBT Group Public Ltd. ..............................      9,850,000
   680,068 * Devry, Inc. ........................................     13,601,360
   277,700 * ITT Educational Services, Inc. .....................      5,415,150
    40,200 Strayer Education, Inc. (b)...........................        798,975
                                                                    ------------
                                                                      29,665,485
                                                                    ------------
           Electrical Equipment &
            Services - 5.5%
   110,000 * Atmel Corp. (b).....................................      3,719,375
   100,000 AVX Corp. ............................................      3,512,500
   283,100 Cypress Semiconductor Corp. ..........................      6,086,650
   103,578 * Maxim Integrated Products, Inc. ....................      6,535,125
   137,200 * Microchip Technology, Inc. .........................      7,048,650
    45,500 * Novellus Systems, Inc. (b)..........................      3,068,406
   140,000 * QLogic Corp. .......................................      9,782,500
   126,014 * Sipex Corp. ........................................      1,803,575
    60,500 * Xilinx, Inc. .......................................      3,964,641
                                                                    ------------
                                                                      45,521,422
                                                                    ------------
           Electronic Equipment &
            Services - 1.4%
   111,000 Fairchild Semiconductor International.................      2,608,500
   375,000 Vishay Intertechnology, Inc. .........................      8,906,250
                                                                    ------------
                                                                      11,514,750
                                                                    ------------
           Finance & Insurance - 1.0%
    95,200 Arthur J. Gallagher & Co. ............................      5,069,400
    91,600 Horace Mann Educators Corp. (b).......................      2,364,425
    50,000 Mutual Risk Management Ltd. (b).......................        612,500
                                                                    ------------
                                                                       8,046,325
                                                                    ------------
           Food & Beverage Products - 0.3%
   226,300 * Buffets, Inc. ......................................      2,630,738
                                                                    ------------
           Healthcare Products &
            Services - 6.4%
    92,600 Affymetrix, Inc. .....................................      9,115,313
    84,000 * Alkermes, Inc. (b)..................................      2,420,250
   441,800 * Apria Healthcare Group, Inc. (b)....................      7,400,150
   400,000 * Cyberonics, Inc. (b)................................      7,150,000
   193,200 * Osteotech, Inc. ....................................      2,632,350
   454,920 * Pediatrix Medical Group, Inc. (b)...................      6,312,015
   125,900 QLT Phototherapeutics, Inc. ..........................      9,623,481
    95,400 * Renal Care Group, Inc. .............................      2,089,856
   165,700 * St. Jude Medical, Inc. .............................      5,219,550
    75,000 * Steris Corp. (b)....................................      1,031,250
                                                                    ------------
                                                                      52,994,215
                                                                    ------------

                                   EVERGREEN
                           Small Company Growth Fund
                       Schedule of Investments(continued)
                               September 30, 1999


  Shares                                                               Value

 COMMON STOCKS - continued
           Industrial Specialty Products & Services - 4.7%
    73,600 * Cognex Corp. (b)....................................   $  2,221,800
   126,400 * Kaydon Corp. .......................................      3,144,200
   872,900 Roper Industries, Inc. (b)............................     33,388,425
                                                                    ------------
                                                                      38,754,425
                                                                    ------------
           Information Services &
            Technology - 27.7%
   200,000 * Acxiom Corp. (b)....................................      3,931,250
    20,000 Art Technology Group, Inc. ...........................        761,250
   100,000 Bluestone Software, Inc. .............................      2,312,500
   291,500 * Cambridge Technology Partners (b)...................      4,226,750
   400,200 * Citrix Systems, Inc. (b)............................     24,787,387
   200,000 * Clarify, Inc. ......................................     10,062,500
    96,200 * CMG Information Services, Inc. .....................      9,860,500
   111,100 * Cree Research, Inc. (b).............................      3,770,456
    35,000 Cybergold, Inc. (b)...................................        345,625
   100,400 Diamond Technology Partners, Inc. ....................      4,505,450
   166,800 * Electronics for Imaging, Inc. ......................      8,574,563
   106,900 * Engage Technologies, Inc. (b).......................      4,028,794
   100,000 * Entrust Technologies, Inc. (b)......................      2,243,750
    15,000 Internap Network Services Corp. ......................        669,375
   199,600 * JDS Uniphase Corp. (b)..............................     22,716,975
   267,700 * Maximus, Inc. ......................................      8,014,269
   663,600 * Maxtor Corp. .......................................      4,375,613
   324,900 * National Semiconductor Corp. .......................      9,909,450
   148,400 * Network Appliance, Inc. ............................     10,629,150
    50,000 Paradyne Corp. .......................................      1,400,000
   233,300 * Pegrine Systems, Inc. ..............................      9,506,975
   190,100 * PMC-Sierra, Inc. ...................................     17,584,250
   464,700 * Radiant Systems, Inc. ..............................      7,522,331
    20,000 Radware Ltd. .........................................        550,000
   335,200 * Rational Software Corp. ............................      9,815,075
    37,500 Rhythms NetConnections, Inc. .........................      1,293,750
   154,300 * Sandisk Corp. (b)...................................     10,058,431
    76,100 * Sapient Corp. (b)...................................      7,172,425
   326,300 * Silicon Graphics, Inc. (b)..........................      3,568,906
   100,000 Tanning Technology Corp. .............................      2,625,000
   180,900 USweb Corp. ..........................................      6,207,131
    58,200 * Vitesse Semiconductor Corp. ........................      4,968,825
   359,200 Western Digital Corp. ................................      1,347,000
   222,000 Whittman Hart, Inc. ..................................      8,609,438
                                                                    ------------
                                                                     227,955,144
                                                                    ------------
           Leisure & Tourism - 0.4%
   125,400 * Steiner Leisure Ltd. ...............................      3,135,000
                                                                    ------------
           Manufacturing - Distributing - 0.9%
   181,200 Pentair, Inc. ........................................      7,270,650
                                                                    ------------
           Oil / Energy - 1.1%
   786,100 * Newpark Resources, Inc. ............................      6,092,275
   179,000 Santa Fe Snyder Corp. ................................      1,611,000
    30,600 * Stone Energy Corp. (b)..............................      1,556,775
                                                                    ------------
                                                                       9,260,050
                                                                    ------------

  Shares                                                              Value

 COMMON STOCKS - continued
           Oil Field Services - 4.8%
   468,300 * BJ Services Co., Inc. (b)..........................   $ 14,897,794
   378,000 Diamond Offshore Drilling, Inc. (b)..................     12,615,750
   253,800 * R & B Falcon Corp. ................................      3,331,125
   283,400 * Weatherford International, Inc. ...................      9,068,800
                                                                   ------------
                                                                     39,913,469
                                                                   ------------
           Paper & Packaging - 2.1%
    83,600 Boise Cascade Corp. .................................      3,046,175
    70,300 Bowater, Inc. .......................................      3,690,750
   489,300 * Smurfit Container Corp. ...........................     10,581,112
                                                                   ------------
                                                                     17,318,037
                                                                   ------------
           Pharmaceuticals - 1.1%
   133,300 * Millennium Pharmaceuticals, Inc. (b)...............      8,664,500
                                                                   ------------
           Printing, Publishing, Broadcasting & Entertainment -
             3.1%
    99,100 * AMFM, Inc. ........................................      6,032,713
   273,000 * Big Flower Holdings, Inc. (b)......................      7,729,312
    20,571 * Clear Channel Communications, Inc. ................      1,643,109
    30,000 Radio One, Inc. .....................................      1,245,000
   137,700 * Sinclair Broadcast Group, Inc., Cl. A..............      1,247,906
   143,300 * Valassis Communications, Inc. .....................      6,296,244
    22,800 Young Broadcasting Inc., Cl. A.......................      1,194,150
                                                                   ------------
                                                                     25,388,434
                                                                   ------------
           Real Estate - 0.3%
   184,200 * Catellus Development Corp. ........................      2,164,350
       490 * Crestline Capital Corp. ...........................         10,076
                                                                   ------------
                                                                      2,174,426
                                                                   ------------
           Retailing & Wholesale - 4.8%
   133,000 American Eagle Outfitters, Inc. .....................      6,442,187
    63,900 * Best Buy Co., Inc. ................................      3,965,794
   110,100 Dollar Tree Stores, Inc. ............................      4,397,119
   295,199 * Jones Apparel Group, Inc. .........................      8,486,971
   219,600 Talbots Inc. ........................................      9,868,275
   166,900 * Zale Corp. ........................................      6,394,356
                                                                   ------------
                                                                     39,554,702
                                                                   ------------
           Telecommunication Services & Equipment - 5.5%
   335,100 * Amdocs Ltd. .......................................      7,037,100
   412,400 Intermedia Communications, Inc. (b)..................      8,969,700
   519,400 * Premiere Technologies, Inc. (b)....................      3,083,938
   243,700 Univision Communications, Inc.,
            Cl. A (b)...........................................     19,831,087
    40,700 * US LEC Corp., Cl. A................................      1,002,238
   147,000 * Viatel, Inc. ......................................      4,345,687
     9,400 Voicestream Wireless Corp. ..........................        580,156
                                                                   ------------
                                                                     44,849,906
                                                                   ------------
           Transportation - 2.1%
   127,900 * Covenant Transport, Inc., Cl. A....................      1,950,475
   417,900 * Eagle USA Airfreight, Inc. (b).....................     12,510,881
    75,600 Expeditores International Washington, Inc. ..........      2,426,288
                                                                   ------------
                                                                     16,887,644
                                                                   ------------

                                   EVERGREEN
                           Small Company Growth Fund
                       Schedule of Investments(continued)
                               September 30, 1999


   Shares                                                              Value

 COMMON STOCKS - continued
             Utilities - Electric - 0.9%
     184,600 TNP Enterprises, Inc. ..............................   $  7,187,863
                                                                    ------------
             Utilities - Telephone - 1.5%
      50,000 * Rural Celluar Corp., Cl. A........................      2,293,750
     153,500 * United States Cellular Corp. (b)..................     10,438,000
                                                                    ------------
                                                                      12,731,750
                                                                    ------------
             Total Common Stocks
              (cost $620,618,817)................................    826,275,339
                                                                    ------------
 WARRANTS - 0.0%
             Leisure & Tourism - 0.0%
      49,395 * Isle Capri Casinos, Inc. expiring
              6/26/2001+ (cost $284,412).........................        116,078
                                                                    ------------
 MONEY MARKET SHARES - 21.7%
 178,173,630 Navigator Prime Portfolio
              (cost $178,173,630) (c)............................    178,173,630
                                                                    ------------

   Principal
     Amount                                                         Value

 SHORT-TERM INVESTMENTS - 0.8%
                Repurchase Agreement - 0.8%
 $    6,660,000 Evergreen Joint Repurchase Agreement,
                 Investments in repurchase agreements, in a
                 joint trading account, purchased 9/30/1999,
                 5.30%, maturing 10/1/1999, maturity value
                 $6,660,981
                 (cost $6,660,000) (d).......................   $    6,660,000
                                                                --------------

                Total Investments -
                 (cost $805,736,859)...................   123.0%  1,011,225,047
                Other Assets and
                 Liabilities - net.....................   (23.0)   (188,743,210)
                                                          -----  --------------
                Net Assets.............................   100.0% $  822,481,837
                                                          =====  ==============

(a) At September 30, 1999, the Fund owned 122,855 shares of common stock of BISYS Group, Inc. at a cost of $3,085,538. During the year ended September 30, 1999, the Fund earned no dividend income from this investment. These shares were purchased prior to Evergreen Distributors, Inc., a wholly-owned subsidiary of The BISYS Group, Inc. becoming the Fund's principal under-writer and BISYS Fund Services, Inc. becoming the Funds sub-administrator.
(b) All or a portion of this security is on loan (See Note 8).
(c) Represents investment in cash collateral received for securities on loan.
(d) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at Septem-ber 30, 1999.
*   Non-income producing security.
+ No market quotation available. Valued at fair value as determined in good faith under procedures established by the Fund's Board of Trustees.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Stock Selector Fund
                            Schedule of Investments
                               September 30, 1999


  Shares                                                               Value

 COMMON STOCKS - 98.2%
           Automotive Equipment & Manufacturing - 0.4%
    36,450 Ford Motor Co. .......................................   $  1,829,334
                                                                    ------------
           Banks - 4.1%
   168,295 BankAmerica Corp. ....................................      9,371,928
    76,326 BankBoston Corp. .....................................      3,310,640
    60,517 Chase Manhattan Corp. ................................      4,561,469
   103,415 Mellon Bank Corp. ....................................      3,490,256
                                                                    ------------
                                                                      20,734,293
                                                                    ------------
           Building, Construction & Furnishings - 0.5%
   207,511 Clayton Homes, Inc. ..................................      1,802,752
    42,696 Lennar Corp. .........................................        680,467
                                                                    ------------
                                                                       2,483,219
                                                                    ------------
           Business Equipment &
            Services - 0.4%
   139,530 * Thermo Electron Corp. ..............................      1,874,934
                                                                    ------------
           Chemical & Agricultural
            Products - 2.0%
    88,497 IMC Global, Inc. .....................................      1,288,738
   131,993 Monsanto Co. .........................................      4,710,500
    85,023 Praxair, Inc. ........................................      3,911,058
                                                                    ------------
                                                                       9,910,296
                                                                    ------------
           Communication Systems & Services - 9.2%
   279,622 Lucent Technologies, Inc. ............................     18,140,478
   257,559 * MCI WorldCom, Inc. .................................     18,512,053
    91,938 * McLeod USA, Inc., Cl. A.............................      3,913,111
    73,406 * Metromedia Fiber Network, Inc. .....................      1,798,447
    52,432 NorthPoint Communications Group, Inc. ................        969,992
    46,800 * Tellabs, Inc. ......................................      2,664,675
                                                                    ------------
                                                                      45,998,756
                                                                    ------------
           Consumer Products &
            Services - 0.2%
    66,607 * Cendant Corp. ......................................      1,182,274
                                                                    ------------
           Diversified Companies - 2.7%
    53,162 Allied Signal, Inc. ..................................      3,186,398
    30,928 Textron, Inc. ........................................      2,393,054
    78,625 Tyco International Ltd. ..............................      8,118,031
                                                                    ------------
                                                                      13,697,483
                                                                    ------------
           Electrical Equipment &
            Services - 3.5%
   148,027 General Electric Co. .................................     17,550,451
                                                                    ------------
           Electronic Equipment &
            Services - 4.2%
   253,852 Texas Instruments, Inc................................     20,879,327
                                                                    ------------
           Environmental Services - 0.4%
   105,012 Waste Management, Inc. ...............................      2,021,481
                                                                    ------------

  Shares                                                               Value

 COMMON STOCKS - continued
           Finance & Insurance - 10.2%
   256,524 Allstate Corp. .......................................   $  6,397,067
    32,861 American Express Co. .................................      4,423,912
    68,707 American Int'l Group, Inc. ...........................      5,973,215
   228,987 Citigroup, Inc. ......................................     10,075,428
   360,103 Conseco, Inc. ........................................      6,954,489
   325,884 Everest Reinsurance Holdings, Inc. ...................      7,760,113
    76,433 Federal National Mortgage Assoc. .....................      4,791,394
    43,538 Lehman Brothers Holdings, Inc. .......................      2,538,809
    56,776 Nationwide Financial Services,
            Inc., Cl. A..........................................      2,008,451
                                                                    ------------
                                                                      50,922,878
                                                                    ------------
           Food & Beverage Products - 8.8%
    83,133 Anheuser Busch Companies, Inc. .......................      5,824,506
    69,830 * Canandaigua Wine Co., Inc. .........................      4,172,342
   348,694 Chiquita Brands International, Inc. ..................      2,070,371
   316,505 Kroger Co. ...........................................      6,982,891
   310,265 Nabisco Holdings Corp., Cl. A.........................     10,723,534
    55,596 * Pepsi Bottling Group, Inc. .........................        948,607
   145,463 Pepsico, Inc. ........................................      4,400,256
   157,216 Philip Morris Companies, Inc. ........................      5,374,822
    90,267 * Tricon Global Restaurants, Inc. ....................      3,695,305
                                                                    ------------
                                                                      44,192,634
                                                                    ------------
           Healthcare Products &
            Services - 7.8%
    60,494 American Home Products Corp. .........................      2,510,501
    24,704 Bristol-Myers Squibb Co. .............................      1,667,520
   468,921 Caremark Rx, Inc. ....................................      2,637,681
   101,971 Lilly (Eli) & Co. ....................................      6,526,144
    18,556 McKesson HBOC, Inc. ..................................        538,124
    56,461 Merck & Co., Inc. ....................................      3,659,378
   471,000 Mylan Laboratories, Inc. .............................      8,654,625
    66,966 Pfizer, Inc. .........................................      2,406,591
    36,797 Pharmacia & Upjohn, Inc. .............................      1,826,051
   103,877 Warner-Lambert Co. ...................................      6,894,836
    29,367 * Watson Pharmaceuticals, Inc. .......................        897,529
    17,131 * Wellpoint Health Networks, Inc.,
            Cl. A................................................        976,467
                                                                    ------------
                                                                      39,195,447
                                                                    ------------
           Industrial Specialty Products &
            Services - 1.1%
   112,102 Magna International, Inc., Cl. A......................      5,570,068
                                                                    ------------
           Information Services &
            Technology - 16.0%
   151,260 * America Online, Inc. ...............................     15,731,040
   314,073 * Apple Computer .....................................     19,884,747
   329,231 Compaq Computer Corp. ................................      7,551,736
   171,211 * EMC Corp. ..........................................     12,230,886
   248,908 * Microsoft Corp. ....................................     22,541,731
    56,537 Psinet, Inc. .........................................      2,033,565
                                                                    ------------
                                                                      79,973,705
                                                                    ------------

                                   EVERGREEN
                              Stock Selector Fund
                       Schedule of Investments(continued)
                               September 30, 1999


  Shares                                                              Value

 COMMON STOCKS - continued
           Oil/Energy - 6.5%
    62,357 Apache Corp. ........................................   $  2,693,043
    54,061 BP Amoco Plc.........................................      5,990,635
   122,421 * Midamerica Energy Holdings Co. ....................      3,611,420
   114,951 Mobil Corp. .........................................     11,581,313
    83,402 Sunoco, Inc. ........................................      2,283,130
   214,558 USX Marathon Group...................................      6,275,821
                                                                   ------------
                                                                     32,435,362
                                                                   ------------
           Oil Field Services - 0.5%
    89,607 * R&B Falcon Corp. ..................................      1,176,092
    57,543 Tidewater, Inc. .....................................      1,467,346
                                                                   ------------
                                                                      2,643,438
                                                                   ------------
           Paper & Packaging - 0.1%
    16,618 International Paper Co. .............................        798,703
                                                                   ------------
           Pharmaceuticals - 0.3%
    77,037 ICN Pharmaceuticals, Inc. ...........................      1,324,073
                                                                   ------------
           Printing, Publishing, Broadcasting & Entertainment -
             2.6%
    29,227 * Emmis Broadcasting Corp., Cl. A....................      1,930,809
   143,691 * Fox Entertainment Group, Inc. .....................      3,035,472
    41,765 Time Warner, Inc. ...................................      2,537,224
   137,865 * USA Networks, Inc. ................................      5,342,269
                                                                   ------------
                                                                     12,845,774
                                                                   ------------
           Retailing & Wholesale - 6.6%
   221,016 * Abercrombie & Fitch Co., Cl. A.....................      7,528,358
    55,704 * Best Buy Co., Inc. ................................      3,457,130
    20,300 Circuit City Stores, Inc. ...........................        856,406
   168,273 Dayton Hudson Corp. .................................     10,106,897
    80,528 Lowe's Companies, Inc. ..............................      3,925,740
    53,924 * Safeway, Inc. .....................................      2,052,482
   327,106 * Saks, Inc. ........................................      4,967,922
                                                                   ------------
                                                                     32,894,935
                                                                   ------------
           Telecommunication Services &
            Equipment - 3.2%
   187,376 * MediaOne Group, Inc. ..............................     12,800,123
   213,679 * Metromedia International Group, Inc. ..............        881,426
    75,894 * Qwest Communications
            International, Inc. ................................      2,243,616
                                                                   ------------
                                                                     15,925,165
                                                                   ------------

  Shares                                                              Value

 COMMON STOCKS - continued
           Transportation - 0.9%
    32,558 Burlington Northern Santa Fe Corp. ..................   $    895,345
    32,653 CNF Transportation, Inc. ............................      1,216,324
    61,411 Comair Holdings, Inc. ...............................      1,024,796
    29,841 CSX Corp. ...........................................      1,264,513
                                                                   ------------
                                                                      4,400,978
                                                                   ------------
           Utilities - Electric - 3.2%
   204,814 * AES Corp. .........................................     12,084,026
    32,835 Duke Power Co. ......................................      1,810,029
    40,519 FPL Group, Inc. .....................................      2,041,145
                                                                   ------------
                                                                     15,935,200
                                                                   ------------
           Utilities - Telephone - 2.8%
   172,702 GTE Corp. ...........................................     13,276,467
   134,046 * Star Telecommunications, Inc. .....................        724,686
                                                                   ------------
                                                                     14,001,153
                                                                   ------------
           Total Common Stocks
            (cost $409,756,759).................................    491,221,361
                                                                   ------------
 PREFERRED STOCKS - 1.3%
           Printing, Publishing, Broadcasting & Entertainment -
             1.3%
   253,589 News Corp. Ltd.
            (cost $5,478,392)...................................      6,767,656
                                                                   ------------

  Principal
    Amount                                                            Value

 SHORT-TERM INVESTMENTS - 0.5%
              Repurchase Agreement - 0.5%
 $  2,479,986 Societe Generale
               purchased 9/30/1999, 5.30%, maturing 10/1/1999,
               maturity value $2,480,351
               (cost $2,479,986) (a)............................      2,479,986
                                                                   ------------

              Total Investments -
               (cost $417,715,137).......................   100.0%  500,469,003
              Other Assets and
               Liabilities - net.........................     0.0      (157,293)
                                                            -----  ------------
              Net Assets ................................   100.0% $500,311,710
                                                            =====  ============

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at September 30, 1999.
*   Non-income producing security.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Strategic Growth Fund
                            Schedule of Investments
                               September 30, 1999


  Shares                                                               Value

 COMMON STOCKS - 95.6%
           Aerospace & Defense - 0.8%
   130,000 United Technologies Corp. ............................   $  7,710,625
                                                                    ------------
           Business Equipment &
            Services - 1.2%
   350,000 Paychex, Inc. ........................................     11,943,750
                                                                    ------------
           Capital Goods - 2.5%
   175,000 Caterpillar, Inc. (a).................................      9,592,188
   385,000 Deere & Co. ..........................................     14,894,687
                                                                    ------------
                                                                      24,486,875
                                                                    ------------
           Chemical & Agricultural
            Products - 2.1%
   561,600 Monsanto Co. .........................................     20,042,100
                                                                    ------------
           Communication Systems & Services - 6.3%
   400,000 * Cisco Systems, Inc. ................................     27,425,000
    90,000 * MCI WorldCom, Inc. .................................      6,468,750
   350,000 * McLeod USA, Inc., Cl. A (a).........................     14,896,875
   150,000 * Tellabs, Inc. ......................................      8,540,625
   100,000 * Winstar Communications, Inc. (a)....................      3,906,250
                                                                    ------------
                                                                      61,237,500
                                                                    ------------
           Consumer Products &
            Services - 1.7%
   175,000 Procter & Gamble Co. .................................     16,406,250
                                                                    ------------
           Diversified Companies - 3.7%
   346,600 Tyco International Ltd. ..............................     35,786,450
                                                                    ------------
           Electrical Equipment &
            Services - 3.7%
   300,000 General Electric Co. .................................     35,568,750
                                                                    ------------
           Finance & Insurance - 5.0%
    85,000 American Express Co. .................................     11,443,125
   196,875 American Int'l Group, Inc. ...........................     17,115,820
   453,800 Citigroup, Inc. ......................................     19,967,200
                                                                    ------------
                                                                      48,526,145
                                                                    ------------
           Healthcare Products &
            Services - 3.0%
   239,300 Cardinal Health, Inc. ................................     13,041,850
   446,600 Medtronic, Inc. ......................................     15,854,300
                                                                    ------------
                                                                      28,896,150
                                                                    ------------
           Industrial Specialty Products & Services - 1.4%
   125,000 Honeywell, Inc. ......................................     13,914,063
                                                                    ------------
           Information Services &
            Technology - 27.6%
   190,000 * Citrix Systems, Inc. ...............................     11,768,125
    40,000 * CMG Information Services, Inc. (a)..................      4,100,000
   321,200 * EMC Corp. ..........................................     22,945,725
   195,000 Hewlett-Packard Co. ..................................     17,940,000
   530,000 Intel Corp. ..........................................     39,385,625

  Shares                                                              Value

 COMMON STOCKS - continued
           Information Services &
            Technology - continued
   200,000 International Business Machines Corp. ...............   $ 24,275,000
    90,000 * JDS Uniphase Corp. (a).............................     10,243,125
   380,000 * Microchip Technology, Inc. (a).....................     19,522,500
   485,000 * Microsoft Corp. ...................................     43,922,812
   290,000 * Oracle Systems Corp. ..............................     13,195,000
   160,000 * Sapient Corp. (a)..................................     15,080,000
   240,000 * Sun Microsystems, Inc. ............................     22,320,000
   200,000 * Veritas Software Corp. (a).........................     15,187,500
    82,200 * Vitesse Semiconductor Corp. .......................      7,017,825
                                                                   ------------
                                                                    266,903,237
                                                                   ------------
           Machinery - Diversified - 1.6%
    95,000 Mannesmann AG........................................     15,162,704
                                                                   ------------
           Oil / Energy - 5.3%
   450,000 Apache Corp. ........................................     19,434,375
   500,000 Devon Energy Corp. (a)...............................     20,718,750
   300,000 Unocal Corp. ........................................     11,118,750
                                                                   ------------
                                                                     51,271,875
                                                                   ------------
           Oil Field Services - 4.1%
   395,000 * BJ Services Co., Inc. (a)..........................     12,565,937
   375,000 Diamond Offshore Drilling, Inc. (a)..................     12,515,625
   475,000 ENSCO International, Inc. ...........................      8,579,688
   140,000 Halliburton Co. .....................................      5,740,000
                                                                   ------------
                                                                     39,401,250
                                                                   ------------
           Pharmaceuticals - 7.0%
   200,000 American Home Products Corp. ........................      8,300,000
   350,000 Pharmacia & Upjohn, Inc. ............................     17,368,750
   210,000 Schering-Plough Corp. ...............................      9,161,250
   400,000 * Shire Pharmaceuticals Group Plc. (a)...............     11,525,000
   325,000 Warner-Lambert Co. ..................................     21,571,875
                                                                   ------------
                                                                     67,926,875
                                                                   ------------
           Printing, Publishing, Broadcasting & Entertainment -
             8.6%
   300,000 * AMFM, Inc. (a).....................................     18,262,500
   300,000 * CBS Corp. .........................................     13,875,000
   255,000 * Clear Channel Communications, Inc. ................     20,368,125
   265,000 Time Warner, Inc. ...................................     16,098,750
   355,000 * Viacom, Inc., Cl. B................................     14,998,750
                                                                   ------------
                                                                     83,603,125
                                                                   ------------
           Retailing & Wholesale - 6.0%
   180,000 Home Depot, Inc. ....................................     12,352,500
   140,000 * Kohl's Corp. ......................................      9,257,500
   439,650 * Staples, Inc. .....................................      9,589,866
   200,000 Tandy Corp. .........................................     10,337,500
   340,000 Wal-Mart Stores, Inc. ...............................     16,171,250
                                                                   ------------
                                                                     57,708,616
                                                                   ------------

                                   EVERGREEN
                             Strategic Growth Fund
                       Schedule of Investments(continued)
                               September 30, 1999


   Shares                                                             Value

 COMMON STOCKS - continued
            Telecommunication Services & Equipment - 4.0%
    260,000 Motorola, Inc. ....................................   $   22,880,000
    170,000 Nokia Corp., ADR...................................       15,268,125
                                                                  --------------
                                                                      38,148,125
                                                                  --------------
            Total Common Stocks
             (cost $678,728,446)...............................      924,644,465
                                                                  --------------
 MONEY MARKET SHARES - 9.6%
 93,024,515 Navigator Prime Portfolio
             (cost $93,024,515) (b)............................       93,024,515
                                                                  --------------

   Principal
     Amount                                                         Value

 SHORT-TERM INVESTMENTS - 4.2%
                Repurchase Agreement - 4.2%
 $   40,623,000 Evergreen Joint Repurchase Agreement,
                 Investments in repurchase agreements, in
                 a joint trading account, purchased
                 9/30/1999, 5.30%, maturing 10/1/1999,
                 maturity value $40,628,981
                 (cost $40,623,000) (c)......................   $   40,623,000
                                                                --------------

                Total Investments -
                 (cost $812,375,961)...................   109.4%  1,058,291,980
                Other Assets and
                 Liabilities - net.....................    (9.4)    (90,636,693)
                                                          -----  --------------
                Net Assets.............................   100.0% $  967,655,287
                                                          =====  ==============

(a) All or a portion of this security is on loan (See Note 8).
(b) Represents investment in cash collateral received for securities on loan.
(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at September 30, 1999.
*   Non-income producing security.

Summary of Abbreviations
ADR  American Depository Receipt

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Tax Strategic Equity Fund
                            Schedule of Investments
                               September 30, 1999


  Shares                                                                Value

 COMMON STOCKS - 81.3%
           Banks - 2.5%
     1,000 Bank One Corp. ........................................   $    34,813
     1,500 BankAmerica Corp. .....................................        83,531
     7,500 BankBoston Corp. ......................................       325,312
                                                                     -----------
                                                                         443,656
                                                                     -----------
           Building, Construction &
            Furnishings - 1.4%
     6,000 * Genlyte Group, Inc. .................................       142,500
     5,000 * Royal Group Technologies Ltd. .......................       107,188
                                                                     -----------
                                                                         249,688
                                                                     -----------
           Business Equipment &
            Services - 1.3%
     1,000 Automatic Data Processing, Inc. .......................        44,625
     2,000 * Computer Sciences Corp. .............................       140,625
       800 First Data Corp. ......................................        35,100
                                                                     -----------
                                                                         220,350
                                                                     -----------
           Capital Goods - 0.6%
     2,000 Caterpillar, Inc. .....................................       109,625
                                                                     -----------
           Chemical & Agricultural
            Products - 0.7%
     2,000 Du Pont (E. I.) De Nemours & Co. ......................       121,750
                                                                     -----------
           Communication Systems &
            Services - 4.3%
     5,000 * Cisco Systems, Inc. .................................       342,813
     5,300 Lucent Technologies, Inc. .............................       343,837
     1,200 * Tellabs, Inc. .......................................        68,325
                                                                     -----------
                                                                         754,975
                                                                     -----------
           Consumer Products & Services - 1.0%
     1,800 Procter & Gamble Co. ..................................       168,750
                                                                     -----------
           Diversified Companies - 1.0%
     1,700 Tyco International Ltd. ...............................       175,525
                                                                     -----------
           Electrical Equipment &
            Services - 6.6%
     6,000 Emerson Electric Co. ..................................       379,125
     4,400 General Electric Co. ..................................       521,675
       700 Motorola, Inc. ........................................        61,600
     4,000 Thomas & Betts Corp. ..................................       204,000
                                                                     -----------
                                                                       1,166,400
                                                                     -----------
           Finance & Insurance - 9.3%
     5,000 AFLAC, Inc. ...........................................       209,375
     2,000 American Express Co. ..................................       269,250
     2,762 American Int'l Group, Inc. ............................       240,121
     3,750 Citigroup, Inc. .......................................       165,000
     1,700 Federal Home Loan Mortgage Corp. ......................        88,400
     1,700 Federal National Mortgage Assoc. ......................       106,569
     4,000 Merrill Lynch & Co., Inc. .............................       268,750
    10,000 Mony Group, Inc. ......................................       288,750
                                                                     -----------
                                                                       1,636,215
                                                                     -----------

  Shares                                                               Value

 COMMON STOCKS - continued
           Food & Beverage Products - 3.2%
     1,500 Anheuser Busch Companies, Inc. .......................   $   105,094
     3,300 Coca Cola Co. ........................................       158,606
    10,000 Coca-Cola Co. Femsa SA, ADR...........................       138,125
     2,200 Pepsico, Inc. ........................................        66,550
     2,500 Philip Morris Companies, Inc. ........................        85,469
                                                                    -----------
                                                                        553,844
                                                                    -----------
           Healthcare Products & Services - 7.6%
     6,000 * Alza Corp. .........................................       256,875
     1,900 Johnson & Johnson.....................................       174,563
     1,600 Lilly (Eli) & Co. ....................................       102,400
     4,000 Medtronic, Inc. ......................................       142,000
     3,800 Merck & Co., Inc. ....................................       246,287
     2,000 PE Corp-PE Biosystems Group...........................       144,500
     4,000 Warner-Lambert Co. ...................................       265,500
                                                                    -----------
                                                                      1,332,125
                                                                    -----------
           Industrial Specialty Products & Services - 4.0%
     2,000 Honeywell, Inc. ......................................       222,625
    20,000 * Meade Instruments Corp. ............................       481,250
                                                                    -----------
                                                                        703,875
                                                                    -----------
           Information Services &
            Technology - 14.3%
       900 * America Online, Inc. ...............................        93,600
     3,000 Compaq Computer Corp. ................................        68,812
     4,000 * Dell Computer Corp. ................................       167,250
     1,000 * Gateway, Inc. ......................................        44,438
     1,400 Hewlett-Packard Co. ..................................       128,800
     5,500 Intel Corp. ..........................................       408,719
     6,000 International Business Machines Corp. ................       728,250
     7,600 * Microsoft Corp. ....................................       688,275
     1,900 * Sun Microsystems, Inc. .............................       176,700
                                                                    -----------
                                                                      2,504,844
                                                                    -----------
           Oil / Energy - 3.1%
       500 Atlantic Richfield Co. ...............................        44,313
     2,000 Chevron Corp. ........................................       177,500
     1,200 Exxon Corp. ..........................................        91,125
     1,100 Mobil Corp. ..........................................       110,825
     2,200 Royal Dutch Petroleum Co. ............................       129,937
                                                                    -----------
                                                                        553,700
                                                                    -----------
           Oil Field Services - 0.7%
     1,200 Baker Hughes, Inc. ...................................        34,800
       800 Halliburton Co. ......................................        32,800
     1,000 Schlumberger Ltd. ....................................        62,313
                                                                    -----------
                                                                        129,913
                                                                    -----------
           Printing, Publishing, Broadcasting & Entertainment -
             3.4%
     1,700 * Clear Channel Communications, Inc. .................       135,787
     4,000 New York Times Co., Cl. A.............................       150,000
     5,000 Time Warner, Inc. ....................................       303,750
                                                                    -----------
                                                                        589,537
                                                                    -----------

                                   EVERGREEN
                           Tax Strategic Equity Fund
                       Schedule of Investments(continued)
                               September 30, 1999


  Shares                                                                Value

 COMMON STOCKS - continued
           Real Estate - 0.8%
     5,089 Inversiones y Representaciones SA, GDR.................   $   143,128
                                                                     -----------
           Retailing & Wholesale - 6.9%
       900 Costco Wholesale Corp. ................................        64,800
     3,000 Ethan Allen Interiors, Inc. ...........................        95,437
     1,300 Home Depot, Inc. ......................................        89,213
     1,500 Lowe's Companies, Inc. ................................        73,125
       800 * Safeway, Inc. .......................................        30,450
     2,000 Tandy Corp. ...........................................       103,375
     5,500 Wal-Mart Stores, Inc. .................................       261,594
    10,000 * Williams Sonoma, Inc. ...............................       485,625
                                                                     -----------
                                                                       1,203,619
                                                                     -----------
           Telecommunication Services & Equipment - 3.6%
    22,550 * Global Crossing Ltd. ................................       597,575
       200 Juniper Networks, Inc. ................................        36,600
                                                                     -----------
                                                                         634,175
                                                                     -----------
           Utilities - Gas - 0.3%
     1,500 Williams Companies, Inc. ..............................        56,156
                                                                     -----------
           Utilities - Telephone - 4.7%
     5,100 AT&T Corp. ............................................       221,850
     5,000 * Nextel Communications, Inc., Cl. A...................       339,062
     2,000 Sprint Corp. ..........................................       108,500
     2,000 * Sprint Corp. (PCS Group).............................       149,125
                                                                     -----------
                                                                         818,537
                                                                     -----------
           Total Common Stocks
            (cost $11,679,312)....................................    14,270,387
                                                                     -----------

  Principal
   Amount                                                             Value

 SHORT-TERM INVESTMENTS - 15.2%
             Repurchase Agreement - 15.2%
 $ 2,675,000 State Street Bank & Trust Co., purchased 9/30/1999,
              5.22%, maturing 10/1/1999, maturity value
              $2,675,388
              (cost $2,675,000) (a).............................   $ 2,675,000
                                                                   -----------

          Total Investments -
           (cost $14,354,312)..............................    96.5%  16,945,387
          Other Assets and
           Liabilities - net...............................     3.5      607,793
                                                              -----  -----------
          Net Assets.......................................   100.0% $17,553,180
                                                              =====  ===========

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at September 30, 1999.
*   Non-income producing security.

Summary of Abbreviations
ADR  American Depository Receipt
GDR  Global Depository Receipt

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Domestic Growth Funds
                      Statements of Assets and Liabilities
                               September 30, 1999

                           Aggressive
                             Growth       Evergreen       Masters         Omega
                              Fund           Fund           Fund           Fund
 ----------------------------------------------------------------------------------
Assets
 Identified cost of
  securities............  $160,206,257  $  899,276,329  $243,928,331  $745,202,035
 Repurchase agreements,
  at amortized cost.....             0      58,822,000     7,695,000    51,502,000
 ----------------------------------------------------------------------------------
 Total identified cost
  of investments........   160,206,257     958,098,329   251,623,331   796,704,035
 Net unrealized gains on
  securities............    97,044,543     945,212,953     5,100,620   118,493,059
 ----------------------------------------------------------------------------------
 Market value of
  securities............   257,250,800   1,903,311,282   256,723,951   915,197,094
 Cash...................         1,799           6,553           601           793
 Receivable for
  securities sold.......        94,890      23,156,551     3,468,535     3,661,870
 Receivable for Fund
  shares sold...........       181,663         367,619       182,401     4,017,002
 Dividends and interest
  receivable............         8,986       1,382,173       172,651       138,687
 Deferred organization
  expenses..............         4,342               0             0             0
 Prepaid expenses and
  other assets..........        30,251          91,958        51,525        72,513
 ----------------------------------------------------------------------------------
   Total assets.........   257,572,731   1,928,316,136   260,599,664   923,087,959
 ----------------------------------------------------------------------------------
Liabilities
 Payable for securities
  purchased.............       739,199         159,688       827,998     7,165,138
 Payable for Fund shares
  redeemed..............        68,860         681,557       305,674       460,412
 Payable for securities
  on loan...............             0               0             0   138,839,560
 Advisory fee payable...       130,176       1,458,098       278,767       426,648
 Distribution Plan
  expenses payable......        31,455         138,566        48,472       188,279
 Due to other related
  parties...............         3,975               0         4,504             0
 Accrued expenses and
  other liabilities.....        57,328         338,378       123,359       175,952
 ----------------------------------------------------------------------------------
   Total liabilities....     1,030,993       2,776,287     1,588,774   147,255,989
 ----------------------------------------------------------------------------------
Net assets..............  $256,541,738  $1,925,539,849  $259,010,890  $775,831,970
 ----------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital........  $128,858,584  $  950,211,582  $254,488,796  $630,311,836
 Overdistributed net
  investment income
  (loss)................       (15,427)       (111,928)       (5,236)       (8,206)
 Accumulated net
  realized gains or
  losses on securities
  and foreign currency
  related transactions..    30,654,038      30,227,242      (573,290)   27,035,281
 Net unrealized gains on
  securities and foreign
  currency related
  transactions..........    97,044,543     945,212,953     5,100,620   118,493,059
 ----------------------------------------------------------------------------------
Total net assets........  $256,541,738  $1,925,539,849  $259,010,890  $775,831,970
 ----------------------------------------------------------------------------------
Net assets consists of
 Class A................  $166,524,252  $  180,402,745  $167,847,826  $371,360,866
 Class B................    56,466,097     645,699,853    82,978,609   372,955,890
 Class C................     4,684,555      13,836,262     4,836,559    26,929,243
 Class Y................    28,866,834   1,085,600,989     3,347,896     4,585,971
 ----------------------------------------------------------------------------------
Total net assets........  $256,541,738  $1,925,539,849  $259,010,890  $775,831,970
 ----------------------------------------------------------------------------------
Shares outstanding
 Class A................     6,436,297       7,442,052    16,693,257    13,847,064
 Class B................     2,254,977      27,133,166     8,286,199    14,922,818
 Class C................       187,535         582,161       483,869     1,074,939
 Class Y................     1,100,591      44,347,712       332,606       170,080
 ----------------------------------------------------------------------------------
Net asset value per share
 Class A................  $      25.87  $        24.24  $      10.05  $      26.82
 ----------------------------------------------------------------------------------
 Class A--Offering price
  (based on sales charge
  of 4.75%).............  $      27.16  $        25.45  $      10.55  $      28.16
 ----------------------------------------------------------------------------------
 Class B................  $      25.04  $        23.80  $      10.01  $      24.99
 ----------------------------------------------------------------------------------
 Class C................  $      24.98  $        23.77  $      10.00  $      25.05
 ----------------------------------------------------------------------------------
 Class Y................  $      26.23  $        24.48  $      10.07  $      26.96
 ----------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Domestic Growth Funds
                      Statements of Assets and Liabilities
                               September 30, 1999

                          Small Company                                   Tax Strategic
                              Growth      Stock Selector Strategic Growth    Equity
                               Fund            Fund            Fund           Fund
 --------------------------------------------------------------------------------------
Assets
 Identified cost of
  securities............  $  799,076,859   $415,235,151   $  771,752,961   $11,679,312
 Repurchase agreements,
  at amortized cost.....       6,660,000      2,479,986       40,623,000     2,675,000
 --------------------------------------------------------------------------------------
 Total identified cost
  of investments........     805,736,859    417,715,137      812,375,961    14,354,312
 Net unrealized gains on
  securities............     205,488,188     82,753,866      245,916,019     2,591,075
 --------------------------------------------------------------------------------------
 Market value of
  securities............   1,011,225,047    500,469,003    1,058,291,980    16,945,387
 Cash...................             628              0              830           292
 Receivable for
  securities sold.......       6,264,853              0        4,851,605       552,886
 Receivable for Fund
  shares sold...........         140,728         61,286           12,033        33,870
 Dividends and interest
  receivable............          83,794        416,298          367,338        11,806
 Prepaid expenses and
  other assets..........         125,248         66,730          339,973        28,719
 --------------------------------------------------------------------------------------
 Total assets...........   1,017,840,298    501,013,317    1,063,863,759    17,572,960
 --------------------------------------------------------------------------------------
Liabilities
 Payable for securities
  purchased.............      15,956,100        256,554        2,220,222             0
 Payable for Fund shares
  redeemed..............         547,300         52,613          153,409             0
 Payable for securities
  on loan...............     178,173,630              0       93,024,515             0
 Advisory fee payable...         374,656        314,656          428,527         3,026
 Distribution Plan
  expenses payable......         140,599          3,240          130,619         6,934
 Due to other related
  parties...............               0          9,730                0           395
 Accrued expenses and
  other liabilities.....         166,176         64,814          251,180         9,425
 --------------------------------------------------------------------------------------
 Total liabilities......     195,358,461        701,607       96,208,472        19,780
 --------------------------------------------------------------------------------------
Net assets..............  $  822,481,837   $500,311,710   $  967,655,287   $17,553,180
 --------------------------------------------------------------------------------------
Net assets represented
 by
 Paid-in capital........  $  650,334,717   $368,246,546   $  581,691,110   $15,552,622
 Undistributed
  (overdistributed) net
  investment income
  (loss)................         (41,195)        94,561          (29,927)            0
 Accumulated net
  realized gains or
  losses on securities,
  futures contracts and
  foreign currency
  related transactions..     (33,299,873)    49,216,737      140,078,621      (590,517)
 Net unrealized gains on
  securities and foreign
  currency related
  transactions..........     205,488,188     82,753,866      245,915,483     2,591,075
 --------------------------------------------------------------------------------------
Total net assets........  $  822,481,837   $500,311,710   $  967,655,287   $17,553,180
 --------------------------------------------------------------------------------------
Net assets consists of
 Class A................  $  712,063,860   $ 20,929,673   $  861,731,307   $ 5,054,504
 Class B................     106,557,700      2,375,664      103,234,344     7,881,903
 Class C................       2,233,867         78,326        2,451,675     2,162,302
 Class Y................       1,626,410    476,928,047          237,961     2,454,471
 --------------------------------------------------------------------------------------
Total net assets........  $  822,481,837   $500,311,710   $  967,655,287   $17,553,180
 --------------------------------------------------------------------------------------
Shares outstanding
 Class A................     110,068,608      1,043,496       78,096,495       360,760
 Class B................      16,688,745        120,183        9,483,140       565,445
 Class C................         349,637          3,912          225,092       154,916
 Class Y................         250,021     23,721,855           21,799       174,326
 --------------------------------------------------------------------------------------
Net asset value per
 share
 Class A................  $         6.47   $      20.06   $        11.03   $     14.01
 --------------------------------------------------------------------------------------
 Class A--Offering price
  (based on sales charge
  of 4.75%).............  $         6.79   $      21.06   $        11.58   $     14.71
 --------------------------------------------------------------------------------------
 Class B................  $         6.39   $      19.77   $        10.89   $     13.94
 --------------------------------------------------------------------------------------
 Class C................  $         6.39   $      20.02   $        10.89   $     13.96
 --------------------------------------------------------------------------------------
 Class Y................  $         6.51   $      20.11   $        10.92   $     14.08
 --------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Domestic Growth Funds
                            Statements of Operations
                         Year Ended September 30, 1999

                           Aggressive
                             Growth      Evergreen      Masters       Omega
                              Fund          Fund        Fund(a)        Fund
 -------------------------------------------------------------------------------
Investment income
 Dividends (net of
  foreign withholding
  taxes of $0, $14,639,
  $1,974, and $2,712,
  respectively)..........  $   382,591  $ 17,944,912  $ 1,348,623  $  1,704,871
 Interest................      229,370    11,788,123      517,635     1,355,284
 -------------------------------------------------------------------------------
Total investment income..      611,961    29,733,035    1,866,258     3,060,155
 -------------------------------------------------------------------------------
Expenses
 Advisory fee............    1,470,729    18,282,740    1,762,332     3,375,183
 Distribution Plan
  expenses...............      931,529     7,550,108      856,233     2,982,564
 Administrative services
  fees...................       60,868             0       45,288        59,410
 Transfer agent fee......      535,477     4,241,842      568,918     1,158,171
 Trustees' fees and
  expenses...............        5,107        41,427        5,011         9,031
 Other...................      195,840       974,225      331,491       433,981
 -------------------------------------------------------------------------------
 Total expenses..........    3,199,550    31,090,342    3,569,273     8,018,340
 Less: Fee credits.......      (15,526)     (101,232)      (7,273)      (24,001)
 -------------------------------------------------------------------------------
 Net expenses............    3,184,024    30,989,110    3,562,000     7,994,339
 -------------------------------------------------------------------------------
 Net investment loss.....   (2,572,063)   (1,256,075)  (1,695,742)   (4,934,184)
 -------------------------------------------------------------------------------
Net realized and
 unrealized gains or
 losses on securities and
 foreign currency related
 transactions
 Net realized gains or
  losses on:
   Securities............   47,119,802    34,102,255     (386,142)   32,232,168
   Foreign currency related
    transactions.........            0             0       (3,099)            0
 -------------------------------------------------------------------------------
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions...   47,119,802    34,102,255     (389,241)   32,232,168
 -------------------------------------------------------------------------------
 Net change in unrealized
  gains on securities and
  foreign currency
  related transactions...   26,781,815   265,253,469    5,100,620    78,923,602
 -------------------------------------------------------------------------------
 Net realized and
  unrealized gains on
  securities and foreign
  currency related
  transactions...........   73,901,617   299,355,724    4,711,379   111,155,770
 -------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  operations.............  $71,329,554  $298,099,649  $ 3,015,637  $106,221,586

 -------------------------------------------------------------------------------
(a) For the period from December 31,1998 (commencement of operations) to Sep-tember 30,1999.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Domestic Growth Funds
                            Statements of Operations
                         Year Ended September 30, 1999

                         Small Company                                  Tax Strategic
                            Growth      Stock Selector Strategic Growth    Equity
                             Fund            Fund            Fund           Fund
 ------------------------------------------------------------------------------------
Investment income
 Dividends (net of
  foreign withholding
  taxes of $0, $35,356,
  $27,186 and $92,
  respectively)........  $  2,996,478    $  3,922,676    $  5,424,765    $  131,829
 Interest..............     1,562,677         314,183       1,531,205        58,175
 ------------------------------------------------------------------------------------
Total investment
 income................     4,559,155       4,236,859       6,955,970       190,004
 ------------------------------------------------------------------------------------
Expenses
 Advisory fee..........     4,527,512       3,346,783       5,150,970       137,638
 Distribution Plan
  expenses.............     3,163,878          62,042       3,358,439        69,436
 Transfer agent fee....     2,545,536         102,453       1,569,906        14,054
 Administrative
  services fees........       104,938         112,631         140,909         3,554
 Trustees' fees and
  expenses.............        17,190           8,918          19,077           328
 Other.................       548,550         270,016         507,584       160,136
 ------------------------------------------------------------------------------------
   Total expenses......    10,907,604       3,902,843      10,746,885       385,146
   Less: Fee credits...       (53,451)        (25,263)        (45,388)       (3,297)
         Fee waivers
         and expense re-
         imbursements..             0               0               0      (123,734)
 ------------------------------------------------------------------------------------
   Net expenses........    10,854,153       3,877,580      10,701,497       258,115
 ------------------------------------------------------------------------------------
 Net investment income
  (loss)...............    (6,294,998)        359,279      (3,745,527)      (68,111)
 ------------------------------------------------------------------------------------
Net realized and
 unrealized gains or
 losses on securities,
 futures contracts and
 foreign currency
 related transactions
 Net realized gains or
  losses on:
   Securities..........    88,121,980      55,919,458     144,290,538      (556,814)
   Futures contracts...   (14,406,511)              0               0             0
   Foreign currency
    related
    transactions.......             0               0         (58,478)            0
 ------------------------------------------------------------------------------------
 Net realized gains or
  losses on securities,
  futures contracts and
  foreign currency
  related
  transactions.........    73,715,469      55,919,458     144,232,060      (556,814)
 ------------------------------------------------------------------------------------
 Net change in
  unrealized gains on
  securities and
  foreign currency
  related
  transactions.........   216,564,571      80,892,386     107,095,909     2,456,449
 ------------------------------------------------------------------------------------
 Net realized and
  unrealized gains on
  securities, futures
  contracts and foreign
  currency related
  transactions.........   290,280,040     136,811,844     251,327,969     1,899,635
 ------------------------------------------------------------------------------------
Net increase in net
 assets resulting from
 operations............  $283,985,042    $137,171,123    $247,582,442    $1,831,524
 ------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Domestic Growth Funds
                      Statements of Changes in Net Assets
                         Year Ended September 30, 1999

                           Aggressive
                             Growth         Evergreen       Masters        Omega
                              Fund            Fund          Fund(a)         Fund
 ------------------------------------------------------------------------------------
Operations
 Net investment loss....  $  (2,572,063) $    (1,256,075) $ (1,695,742) $ (4,934,184)
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions..     47,119,802       34,102,255      (389,241)   32,232,168
 Net change in
  unrealized gains on
  securities and foreign
  currency related
  transactions..........     26,781,815      265,253,469     5,100,620    78,923,602
 ------------------------------------------------------------------------------------
  Net increase in net
   assets resulting from
   operations...........     71,329,554      298,099,649     3,015,637   106,221,586
 ------------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income
  Class A...............              0         (344,730)            0             0
  Class Y...............              0       (2,733,186)            0             0
 Net realized gains
  Class A...............    (16,084,131)        (652,480)            0   (18,881,795)
  Class B...............     (4,545,584)      (2,054,332)            0   (14,406,403)
  Class C...............       (384,219)         (41,149)            0    (1,728,482)
  Class Y...............     (3,420,978)      (3,449,493)            0      (112,388)
 ------------------------------------------------------------------------------------
  Total distributions to
   shareholders.........    (24,434,912)      (9,275,370)            0   (35,129,068)
 ------------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................    160,664,688    3,509,054,746   308,336,791   547,549,257
 Payment for shares
  redeemed..............   (178,215,913)  (3,764,445,912)  (52,341,538) (159,851,713)
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........     22,235,576        8,257,762             0    32,430,705
 Net asset value of
  shares issued in
  acquisition...........              0       36,518,956             0             0
 ------------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from capital
   share transactions...      4,684,351     (210,614,448)  255,995,253   420,128,249
 ------------------------------------------------------------------------------------
   Total increase in net
    assets..............     51,578,993       78,209,831   259,010,890   491,220,767
Net assets
 Beginning of period....    204,962,745    1,847,330,018             0   284,611,203
 ------------------------------------------------------------------------------------
 End of period..........  $ 256,541,738  $ 1,925,539,849  $259,010,890  $775,831,970
 ------------------------------------------------------------------------------------
Overdistributed net
 investment income
 (loss).................  $     (15,427) $      (111,928) $     (5,236) $     (8,206)
 ------------------------------------------------------------------------------------

(a) For the period from December 31,1998 (commencement of operations) to Sep-tember 30,1999.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Domestic Growth Funds
                      Statements of Changes in Net Assets
                         Year Ended September 30, 1999

                          Small Company                                   Tax Strategic
                             Growth      Stock Selector  Strategic Growth    Equity
                              Fund            Fund             Fund           Fund
 --------------------------------------------------------------------------------------
Operations
 Net investment income
  (loss)................  $  (6,294,998) $     359,279    $  (3,745,527)   $   (68,111)
 Net realized gains or
  losses on securities,
  futures contracts and
  foreign currency
  related transactions..     73,715,469     55,919,458      144,232,060       (556,814)
 Net change in
  unrealized gains on
  securities and foreign
  currency related
  transactions..........    216,564,571     80,892,386      107,095,909      2,456,449
 --------------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  operations............    283,985,042    137,171,123      247,582,442      1,831,524
 --------------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income
  Class A...............              0         (5,558)               0         (5,136)
  Class B...............              0              0                0         (7,564)
  Class C...............              0              0                0         (1,809)
  Class Y...............              0       (490,627)               0         (6,166)
 Net realized gains
  Class A...............   (129,434,483)    (3,569,299)     (97,518,215)             0
  Class B...............    (42,194,482)      (120,260)     (19,003,185)             0
  Class C...............       (829,079)             0          (92,547)             0
  Class Y...............       (222,576)   (90,604,377)               0              0
 --------------------------------------------------------------------------------------
  Total distributions to
   shareholders.........   (172,680,620)   (94,790,121)    (116,613,947)       (20,675)
 --------------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................    427,997,897    209,754,401      148,502,035     18,078,274
 Payment for shares
  redeemed..............   (652,876,201)  (287,629,154)    (251,438,959)    (5,993,681)
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........    142,159,901     94,489,967      102,857,319         18,071
 --------------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from capital
   share transactions...    (82,718,403)    16,615,214          (79,605)    12,102,664
 --------------------------------------------------------------------------------------
   Total increase in net
    assets..............     28,586,019     58,996,216      130,888,890     13,913,513
Net assets
 Beginning of period....    793,895,818    441,315,494      836,766,397      3,639,667
 --------------------------------------------------------------------------------------
 End of period..........  $ 822,481,837  $ 500,311,710    $ 967,655,287    $17,553,180
 --------------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income
 (loss).................  $     (41,195) $      94,561    $     (29,927)   $         0
 --------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Domestic Growth Funds
                      Statements of Changes in Net Assets
                         Year Ended September 30, 1998

                           Aggressive                                   Small Company
                             Growth         Evergreen        Omega          Growth
                              Fund            Fund            Fund           Fund
 --------------------------------------------------------------------------------------
Operations
 Net investment income
  (loss)................  $  (2,863,381) $     2,949,364  $ (2,166,229) $   (9,053,309)
 Net realized gains on
  securities and foreign
  currency related
  transactions..........     21,129,001       11,080,737    47,348,560      95,583,444
 Net change in
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions..    (32,882,258)    (131,256,024)  (33,661,614)   (507,105,194)
 --------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............    (14,616,638)    (117,225,923)   11,520,717    (420,575,059)
 --------------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income
  Class A...............              0         (756,350)            0               0
  Class Y...............              0       (6,894,401)            0               0
 Net realized gains
  Class A...............     (6,090,321)      (3,670,523)  (14,940,773)              0
  Class B...............     (1,515,887)     (11,529,535)  (10,805,705)   (124,537,167)
  Class C...............       (134,112)        (199,185)   (1,549,758)              0
  Class Y...............     (1,606,606)     (23,699,502)         (493)              0
 --------------------------------------------------------------------------------------
 Total distributions to
  shareholders..........     (9,346,926)     (46,749,496)  (27,296,729)   (124,537,167)
 --------------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................     68,811,650    2,735,869,664    56,200,250     489,047,720
 Payment for shares
  redeemed..............   (111,550,305)  (2,543,496,256)  (70,377,012)   (834,438,095)
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........      8,139,247       40,835,635    25,295,379     105,065,592
 Net asset value of
  shares issued in
  acquisition...........              0                0             0      33,587,309
 --------------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from capital
   share transactions...    (34,599,408)     233,209,043    11,118,617    (206,737,474)
 --------------------------------------------------------------------------------------
   Total increase
    (decrease) in net
    assets..............    (58,562,972)      69,233,624    (4,657,395)   (751,849,700)
Net assets
  Beginning of period...    263,525,717    1,778,096,394   289,268,598   1,545,745,518
 --------------------------------------------------------------------------------------
  End of period.........  $ 204,962,745  $ 1,847,330,018  $284,611,203  $  793,895,818
 --------------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income
 (loss).................  $     (13,651) $     1,991,530  $     (4,940) $      (31,807)
 --------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Domestic Growth Funds
                      Statements of Changes in Net Assets
                         Year Ended September 30, 1998

                                                                     Tax Strategic
                                    Stock Selector  Strategic Growth    Equity
                                       Fund(a)            Fund          Fund(b)
 ---------------------------------------------------------------------------------
Operations
 Net investment income (loss).....  $     231,781    $    (547,355)   $    1,336
 Net realized gains on securities
  and foreign currency related
  transactions....................     17,941,229      149,548,329            22
 Net change in unrealized gains or
  losses on securities and foreign
  currency related transactions...   (120,015,197)    (105,851,911)      134,626
 ---------------------------------------------------------------------------------
 Net increase (decrease) in net
  assets resulting from
  operations......................   (101,842,187)      43,149,063       135,984
 ---------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income
 Class B..........................              0       (1,289,169)            0
 Net realized gains
 Class B..........................              0     (113,103,093)            0
 ---------------------------------------------------------------------------------
 Total distributions to
  shareholders....................              0     (114,392,262)            0
 ---------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold........     34,074,181       74,908,829     3,503,683
 Payment for shares redeemed......    (75,761,134)    (188,432,304)            0
 Net asset value of shares issued
  in reinvestment of
  distributions...................              0      101,552,338             0
 ---------------------------------------------------------------------------------
  Net increase (decrease) in net
   assets resulting from capital
   share transactions.............    (41,686,953)     (11,971,137)    3,503,683
 ---------------------------------------------------------------------------------
   Total increase (decrease) in net
    assets........................   (143,529,140)     (83,214,336)    3,639,667
Net assets
  Beginning of period.............    584,844,634      919,980,733             0
 ---------------------------------------------------------------------------------
  End of period...................  $ 441,315,494    $ 836,766,397    $3,639,667
 ---------------------------------------------------------------------------------
Undistributed (overdistributed)
 net investment income............  $     231,756    $     (20,596)   $   17,081

 -------------------------------------------------------------------------------
(a) For the three months ended September 30, 1998. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998.
(b) For the period from September 1, 1998 (commencement of operations) to Sep-tember 30, 1998.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Domestic Growth Funds
                       Statement of Changes in Net Assets
                            Year Ended June 30, 1998

                                                                      Stock
                                                                     Selector
                                                                       Fund
 -------------------------------------------------------------------------------
Operations
 Net investment income...........................................  $    788,698
 Net realized gains on securities and foreign currency related
  transactions...................................................    99,737,743
 Net change in unrealized gains on securities and foreign
  currency related transactions..................................    10,477,319
 -------------------------------------------------------------------------------
  Net increase in net assets resulting from operations...........   111,003,760
 -------------------------------------------------------------------------------
Distributions to shareholders
 From net investment income
  Class B........................................................        (3,827)
  Class Y........................................................    (1,044,935)
 From net realized gains
  Class A........................................................    (2,420,586)
  Class B........................................................       (16,877)
  Class Y........................................................   (69,731,105)
 -------------------------------------------------------------------------------
 Total distributions to shareholders.............................   (73,217,330)
 -------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold.......................................    86,624,977
 Payment for shares redeemed.....................................  (137,373,206)
 Net asset value of shares issued in reinvestment of
  distributions..................................................    66,747,336
 -------------------------------------------------------------------------------
  Net increase in net assets resulting from capital share
   transactions..................................................    15,999,107
 -------------------------------------------------------------------------------
   Total increase in net assets..................................    53,785,537
Net assets
  Beginning of period............................................   531,059,097
 -------------------------------------------------------------------------------
  End of period..................................................  $584,844,634
 -------------------------------------------------------------------------------
Undistributed net investment income..............................  $     28,200
 -------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                     Combined Notes to Financial Statements

1. ORGANIZATION

The Evergreen Domestic Growth Funds consist of Evergreen Aggressive Growth Fund ("Aggressive Growth Fund"), Evergreen Fund ("Evergreen Fund"), Evergreen Mas-ters Fund ("Masters Fund"), Evergreen Omega Fund ("Omega Fund"), Evergreen Small Company Growth Fund ("Small Company Growth Fund"), Evergreen Stock Selec-tor Fund ("Stock Selector Fund"), Evergreen Strategic Growth Fund ("Strategic Growth Fund") and Evergreen Tax Strategic Equity Fund ("Tax Strategic Equity Fund"), (collectively, the "Funds"). Each Fund is a diversified series of Ever-green Equity Trust (the "Trust"), a Delaware business trust organized on Sep-tember 18, 1997. The Trust is an open-end management investment company regis-tered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Funds offer Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing dis-tribution fee than Class A. Class B shares are sold subject to a contingent de-ferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 follow the conversion rights at the time the shares were purchased. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class Y shares are sold at net asset value and are not sub-ject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union Corporation ("First Union") and its affiliates, certain institutional investors or Class Y share-holders of record of certain other funds managed by First Union and its affili-ates as of December 30, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
Securities traded on a national securities exchange or included on the Nasdaq National Market System ("NMS") and other securities traded in the over-the-counter market are valued at the last reported sales price on the exchange where the security is primarily traded. Securities traded on an exchange or NMS and other securities traded in the over-the-counter market for which there has been no sale are valued at the mean between the last reported bid and asked price. Securities for which market quotations are not readily available, in-cluding restricted securities, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees. Short-term in-vestments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held in a segregated account by the custodian on the Fund's behalf. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. Each Fund monitors the adequacy of the collat-eral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commis-sion, Omega Fund, Small Company Growth Fund and Strategic Growth Fund, along with certain other funds managed by Evergreen Investment Management Company ("EIMC"), a subsidiary of First Union, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investment securities, other assets and liabilities at the daily rate of exchange; purchases and sales of investment securities and income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains or losses resulting from changes in foreign currency exchange rates are a component of net unrealized gains or losses on securities and foreign currency related transactions. Net realized foreign currency gains or losses on foreign currency related transac-tions include: foreign currency gains or losses between trade date and settle-ment date on investment securities transactions, foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The por-tion of foreign currency gains or losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains or losses on securities.

D. Futures Contracts
In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts.

The initial margin deposited with a broker when entering into a futures trans-action is subsequently adjusted by daily payments or receipts ("variation mar-gin") as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an il-liquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities.

E. Forward Foreign Currency Exchange Contracts
The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabili-ties. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains or losses arising from such transactions are included in net realized gains or losses on foreign currency related transactions. The Funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward con-tracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities.

F. Securities Lending
In order to generate income and to offset expenses, the Funds may lend portfo-lio securities to brokers, dealers and other financial organizations. The Funds' investment advisor will monitor the creditworthiness of such borrowers. Loans of securities may not exceed 33 1/3% of a Fund's total assets and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. The Fund monitors the adequacy of the collateral daily and will require the borrower to provide additional collateral in the event the value of the collateral falls below 100% of the market value of the securities on loan. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest any cash collateral received in portfolio securities, thereby increasing its return. A Fund will have the right to call any such loan and ob-tain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect a Fund and its investors. A Fund may pay fees in connec-tion with such loans.

G. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, or in the case of some foreign securities, on the date there-after when the Fund is made aware of the dividend. Foreign income and capital gains realized on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

H. Federal Taxes
The Funds have qualified and intend to continue to qualify as regulated invest-ment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable in-come, net tax-exempt income and net capital gains, if any, to their sharehold-ers. The Funds also intend to avoid any excise tax liability by making the re-quired distributions under the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

I. Distributions
Distributions from net investment income and/or net realized capital gains for the Funds, if any, are declared and paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. The significant differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are primarily due to differing treatment for net operat-ing losses, capital loss carryovers, certain realized losses on securities re-purchased and for Aggressive Growth Fund, distributions made in connections with shareholder redemptions. The Aggressive Growth Fund also utilized earnings and profit distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

J. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

K. Organization Expenses
Organization expenses for Aggressive Growth Fund are amortized to operations over a five-year period on a straight-line basis. In the event any of the ini-tial shares of the Aggressive Growth Fund are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unam-ortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption. Expenses relating to the organization of the Masters Fund have been reflected in the Fund's operating results for the period ended September 30, 1999.

3. INVESTMENT ADVISORY AGREEMENT(S) AND OTHER AFFILIATED TRANSACTIONS

Evergreen Investment Management ("EIM"), a division of First Union National Bank ("FUNB"), serves as the investment advisor to the Aggressive Growth Fund and the Masters Fund and is paid an advisory fee that is computed daily and paid monthly at an annual rate of 0.60% and 0.95%, respectively, of each Fund's average daily net assets.

Evergreen Asset Management Corp. ("EAMC"), a wholly-owned subsidiary of First Union, MFS Institutional Advisors, Inc., OppenheimerFunds, Inc. and Putnam In-vestment Management, Inc. are investment managers of the Masters Fund. Subject to the supervision of EIM, each Manager manages a segment of the Fund's portfo-lio in accordance with the Fund's investment objective and policies. The Fund pays no direct fees to the investment managers for their services.

EAMC also serves as the investment advisor to the Evergreen Fund and Tax Strategic Equity Fund. For Evergreen Fund, EAMC is paid an advisory fee based on average daily net assets that is computed daily and paid monthly according to the following schedule:

         First $750 million......................................... 1.00%
         Next $250 million.......................................... 0.90%
         Over $1 billion............................................ 0.80%

For Tax Strategic Equity Fund, EAMC is paid an advisory fee that is computed daily and paid monthly at an annual rate of 0.95% of the Fund's average daily net assets.

During the year ended September 30, 1999, the amount of investment advisory fees waived by the investment advisor was $123,734 for the Tax Strategic Equity Fund. The impact on the expense ratio represented as a percentage of the Fund's average net assets was 0.85%.

Lieber & Company, an affiliate of First Union, is the investment sub-advisor to Evergreen Fund, Masters Fund and Tax Strategic Equity Fund and also provides brokerage services with respect to substantially all security transactions of the Fund effected on the New York or American Stock Exchanges. For the periods ended September 30, 1999, Evergreen Fund, Masters Fund and Tax Strategic Equity Fund incurred brokerage commissions of $658,466, $122,777 and $45,122, respec-tively, with Lieber & Company. Lieber & Company is reimbursed by EAMC for pro-viding investment sub-advisory services at no additional expense to the Funds.

EIMC is the investment advisor for Omega Fund, Small Company Growth Fund and Strategic Growth Fund. In return for providing investment management and admin-istrative services to the Funds, EIMC is paid an advisory fee that is computed daily and paid monthly. For Omega Fund, the advisory fee is determined by ap-plying percentage rates starting at 0.75% and declining to 0.50% per annum as net assets increase, to the average daily net assets of the Fund. For Small Company Growth Fund and Strategic Growth Fund, the advisory fee is determined by applying percentage rates starting at 0.70% and declining to 0.35% per annum as net assets increase, to the average daily net assets of the Fund.

Meridian Investment Company ("Meridian"), an indirect subsidiary of First Union, serves as the investment advisor to the Stock Selector Fund and is paid an advisory fee that is computed daily and paid monthly at an annual rate of 0.74% of the Fund's average daily net assets.

Evergreen Investment Services ("EIS"), a subsidiary of First Union, serves as the administrator and The BISYS Group, Inc. ("BISYS") serves as the sub-admin-istrator to the Funds. As administrator, EIS provides the Funds with facili-ties, equipment and personnel. As sub-administrator to the Funds, BISYS pro-vides the officers of the Funds. Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

The administrator and sub-administrator for the Aggressive Growth Fund, Masters Fund, Stock Selector Fund and Tax Strategic Equity Fund are entitled to an an-nual fee based on the average daily net assets of the funds administered by EIS for which First Union or its investment advisory subsidiaries are also the in-vestment advisors. The administration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets in-crease, to the average daily net assets of the Fund. The sub-administration fee is calculated by applying percentage rates, which start at 0.01% and decline to 0.004% per annum as net assets increase, to the average daily net assets of the Fund.

For the year ended September 30, 1999, the Aggressive Growth Fund, Masters Fund, Stock Selector Fund and Tax Strategic Equity Fund paid or accrued to EIS the following amounts for administrative and sub-administrative services.

                                        Administration Sub-administration
                                             Fee              Fee
                                        ----------------------------------
         Aggressive Growth Fund........    $48,293          $12,575
         Masters Fund..................     35,850            9,438
         Stock Selector Fund...........     89,398           23,233
         Tax Strategic Equity Fund.....      2,815              739

For the year ended September 30, 1999, the Omega Fund, Small Company Growth Fund and Strategic Growth Fund reimbursed EIMC for certain administration and accounting expenses in the amount of $59,410, $104,938 and $140,909, respec-tively. For the Evergreen Fund, the administration and sub-administration fee is paid by the investment advisor and is not a Fund expense.

Evergreen Service Company ("ESC"), an indirectly, wholly owned subsidiary of First Union, serves as the transfer and dividend disbursing agent for the Funds.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of BISYS, serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class Y. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund through "Distribution Plan expenses". Under the Distribu-tion Plans, Class A shares incur distribution fees equal to 0.25% of the aver-age daily net assets of the class, all of which is used to pay for shareholder service fees. Class B shares and Class C shares incur distribution fees equal to 1.00% of the average daily net assets of each class. Of this amount, 0.25% of the distribution fees incurred is used to pay for shareholder service fees and 0.75% is used to pay for distribution-related costs. Distribution Plan ex-penses are calculated daily and paid at least quarterly.

During the year ended September 30, 1999, amounts paid or accrued to EDI pursu-ant to each Fund's Class A, Class B and Class C Distribution Plans were as fol-lows:

                                           Class A    Class B   Class C
                                         -------------------------------
         Aggressive Growth Fund.......... $  403,975 $  486,251 $ 41,303
         Evergreen Fund..................    516,968  6,895,371  137,769
         Masters Fund....................    330,910    496,987   28,336
         Omega Fund......................    592,955  2,190,334  199,275
         Small Company Growth Fund.......  1,737,875  1,394,030   31,973
         Stock Selector Fund.............     50,314     11,659       69
         Strategic Growth Fund...........  2,145,390  1,193,345   19,704
         Tax Strategic Equity Fund.......      8,480     49,075   11,881

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is per-mitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

5. REORGANIZATION OF EVERGREEN STOCK SELECTOR FUND

Effective on the close of business on July 24, 1998, Stock Selector Fund ac-quired all of the net assets and certain liabilities of the CoreFund Core Eq-uity Fund (the "CoreFund") through a tax-free exchange of shares. Shareholders of Class A, Class B and Class Y shares of the CoreFund became owners of that number of full and fractional shares of Class A, Class B and Class Y, respec-tively, of Stock Selector Fund having an aggregate net asset value equal to the aggregate net asset value of their shares of the CoreFund immediately prior to the close of business on July 24, 1998. The operating results of CoreFund for prior periods have been carried forward.

6. ACQUISITIONS

Effective on the close of business on January 2, 1998, Small Company Growth Fund acquired substantially all the assets and assumed certain liabilities of Keystone Small Company Growth Fund II, an open-end management investment com-pany registered under the 1940 Act in an exchange of Class A, Class B, Class C and Class Y shares of Small Company Growth Fund.

Effective the close of business on July 30, 1999, Evergreen Fund acquired sub-stantially all of the net assets and assumed certain liabilities of Evergreen Micro Cap Fund, an open-end management investment company registered under the 1940 Act in an exchange of Class A, Class B, Class C and Class Y shares of Evergreen Fund.

These acquisitions were accomplished by a tax-free exchange of the respective shares of each Fund. The value of net assets acquired, number of shares issued, unrealized appreciation acquired and the aggregate net assets of each Fund im-mediately after the acquisition were as follows:

                                                             Value of Net     Number of    Unrealized     Net Assets
Acquiring Fund                    Acquired Fund             Assets Acquired Shares Issued Appreciation After Acquisition
 -----------------------------------------------------------------------------------------------------------------------
Small Company Growth  Keystone Small Company Growth Fund II   $33,587,309     4,343,439    $ 490,029    $1,340,337,418
 Fund
Evergreen Fund        Micro Cap Fund                           36,518,956     1,418,500    9,170,886     2,079,861,427

7. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and Class Y. Transactions in shares of the Funds were as follows:

Aggressive Growth Fund

                                       Year Ended September 30,
                           ---------------------------------------------------
                                     1999                      1998
                           -------------------------  ------------------------
                             Shares       Amount        Shares       Amount
 ------------------------------------------------------------------------------
Class A
Shares sold..............   4,091,486  $ 100,313,056   1,458,678  $ 32,751,533
Automatic conversion of
 Class B shares to Class
 A shares................      11,191        258,550           0             0
Shares redeemed..........  (4,837,721)  (117,577,148) (2,644,186)  (58,974,321)
Shares issued in
 reinvestment of
 distributions...........     690,702     14,484,012     256,170     5,566,568
 ------------------------------------------------------------------------------
Net decrease.............     (44,342)    (2,521,530)   (929,338)  (20,656,220)
 ------------------------------------------------------------------------------
Class B
Shares sold..............   1,041,861     25,104,998     438,746     9,743,538
Automatic conversion of
 Class B shares to Class
 A shares................     (10,834)      (258,550)          0             0
Shares redeemed..........    (737,558)   (17,491,988)   (537,072)  (11,598,031)
Shares issued in
 reinvestment of
 distributions...........     214,557      4,381,250      69,204     1,481,656
 ------------------------------------------------------------------------------
Net increase (decrease)..     508,026     11,735,710     (29,122)     (372,837)
 ------------------------------------------------------------------------------
Class C
Shares sold..............     559,471     12,662,073     257,084     5,525,299
Shares redeemed..........    (514,120)   (11,614,643)   (311,675)   (6,765,435)
Shares issued in
 reinvestment of
 distributions...........      18,309        373,139       6,094       130,354
 ------------------------------------------------------------------------------
Net increase (decrease)..      63,660      1,420,569     (48,497)   (1,109,782)
 ------------------------------------------------------------------------------
Class Y
Shares sold..............     927,592     22,584,561     948,746    20,791,280
Shares redeemed..........  (1,287,577)   (31,532,134) (1,556,481)  (34,212,518)
Shares issued in
 reinvestment of
 distributions...........     141,310      2,997,175      44,007       960,669
 ------------------------------------------------------------------------------
Net decrease.............    (218,675)    (5,950,398)   (563,728)  (12,460,569)
 ------------------------------------------------------------------------------
Net increase (decrease)..              $   4,684,351              $(34,599,408)

 -------------------------------------------------------------------------------

Evergreen Fund

                                         Year Ended September 30,
                          ----------------------------------------------------------
                                     1999                          1998
                          ----------------------------  ----------------------------
                            Shares         Amount         Shares         Amount
 ------------------------------------------------------------------------------------
Class A
Shares sold.............   55,677,019  $ 1,355,992,224   26,892,204  $   635,409,399
Automatic conversion of
 Class B shares to Class
 A shares...............       21,872          535,683            0                0
Shares redeemed.........  (57,057,535)  (1,393,753,532) (25,471,595)    (602,607,887)
Shares issued in
 reinvestment of
 distributions..........       41,108          967,124      197,302        4,386,012
Shares issued in
 acquisition of
 Evergreen Micro Cap
 Fund...................      110,596        2,832,746            0                0
 ------------------------------------------------------------------------------------
Net increase
 (decrease).............   (1,206,940)     (33,425,755)   1,617,911       37,187,524
 ------------------------------------------------------------------------------------
Class B
Shares sold.............    6,058,040      143,376,051   11,537,318      271,151,787
Automatic conversion of
 Class B shares to Class
 A shares...............      (22,179)        (535,683)           0                0
Shares redeemed.........   (9,071,055)    (217,443,162)  (4,288,369)     (99,320,748)
Shares issued in
 reinvestment of
 distributions..........       87,586        2,024,982      516,498       11,383,615
Shares issued in
 acquisition of
 Evergreen Micro Cap
 Fund...................      133,296        3,355,417            0                0
 ------------------------------------------------------------------------------------
Net increase
 (decrease).............   (2,814,312)     (69,222,395)   7,765,447      183,214,654
 ------------------------------------------------------------------------------------
Class C
Shares sold.............      157,835        3,791,613      311,900        7,316,782
Shares redeemed.........     (232,531)      (5,540,497)    (105,425)      (2,443,473)
Shares issued in
 reinvestment of
 distributions..........        1,671           38,547        8,349          183,677
Shares issued in
 acquisition of
 Evergreen Micro Cap
 Fund...................       48,087        1,208,311            0                0
 ------------------------------------------------------------------------------------
Net increase
 (decrease).............      (24,938)        (502,026)     214,824        5,056,986
 ------------------------------------------------------------------------------------
Class Y
Shares sold.............   81,931,751    2,005,894,858   77,736,786    1,821,991,696
Shares redeemed.........  (87,321,515)  (2,147,708,721) (78,332,089)  (1,839,124,148)
Shares issued in
 reinvestment of
 distributions..........      220,439        5,227,109    1,115,299       24,882,331
Shares issued in
 acquisition of
 Evergreen Micro Cap
 Fund...................    1,126,521       29,122,482            0                0
 ------------------------------------------------------------------------------------
Net increase
 (decrease).............   (4,042,804)    (107,464,272)     519,996        7,749,879
 ------------------------------------------------------------------------------------
Net increase
 (decrease).............               $  (210,614,448)              $   233,209,043

 -------------------------------------------------------------------------------

Masters Fund

                                                             Period Ended
                                                         September 30,1999 (a)
                                                       ------------------------
                                                         Shares       Amount
 -------------------------------------------------------------------------------
Class A
Shares sold........................................... 20,318,705  $202,859,751
Shares redeemed....................................... (3,625,448)  (36,604,532)
 -------------------------------------------------------------------------------
Net increase.......................................... 16,693,257   166,255,219
 -------------------------------------------------------------------------------
Class B
Shares sold...........................................  9,086,441    89,703,567
Shares redeemed.......................................   (800,242)   (8,069,355)
 -------------------------------------------------------------------------------
Net increase..........................................  8,286,199    81,634,212
 -------------------------------------------------------------------------------
Class C
Shares sold...........................................    587,143     5,789,821
Shares redeemed.......................................   (103,274)   (1,036,155)
 -------------------------------------------------------------------------------
Net increase..........................................    483,869     4,753,666
 -------------------------------------------------------------------------------
Class Y
Shares sold...........................................    991,129     9,983,652
Shares redeemed.......................................   (658,523)   (6,631,496)
 -------------------------------------------------------------------------------
Net increase..........................................    332,606     3,352,156
 -------------------------------------------------------------------------------
Net increase..........................................             $255,995,253

 -------------------------------------------------------------------------------
(a) For the period from December 31, 1998 (commencement of operations) to Sep-tember 30, 1999.

Omega Fund

                                         Year Ended September 30,
                            --------------------------------------------------
                                     1999                      1998
                            ------------------------  ------------------------
                              Shares       Amount       Shares       Amount
 ------------------------------------------------------------------------------
Class A
Shares sold...............   9,289,908  $249,132,222   1,365,259  $ 31,279,961
Automatic conversion of
 Class B shares to Class A
 shares...................      50,716     1,231,524           0             0
Shares redeemed...........  (3,536,387)  (88,747,695) (1,928,567)  (43,773,765)
Shares issued in
 reinvestment of
 distributions............     776,324    17,048,085     652,599    13,593,635
 ------------------------------------------------------------------------------
Net increase..............   6,580,561   178,664,136      89,291     1,099,831
 ------------------------------------------------------------------------------
Class B
Shares sold...............  10,585,079   260,352,911   1,005,764    21,758,490
Automatic conversion of
 Class B shares to Class A
 shares...................     (54,149)   (1,231,524)          0             0
Shares redeemed...........  (1,881,925)  (44,716,715)   (992,163)  (21,153,692)
Shares issued in
 reinvestment of
 distributions............     660,924    13,608,425     515,276    10,207,610
 ------------------------------------------------------------------------------
Net increase..............   9,309,929   228,013,097     528,877    10,812,408
 ------------------------------------------------------------------------------
Class C
Shares sold...............     729,787    18,084,796     105,783     2,255,994
Shares redeemed...........    (410,481)  (10,036,714)   (244,821)   (5,151,403)
Shares issued in
 reinvestment of
 distributions............      80,514     1,661,807      75,246     1,493,641
 ------------------------------------------------------------------------------
Net increase (decrease)...     399,820     9,709,889     (63,792)   (1,401,768)
 ------------------------------------------------------------------------------
Class Y
Shares sold...............     788,319    19,979,328      38,657       905,805
Shares redeemed...........    (649,835)  (16,350,589)    (12,421)     (298,152)
Shares issued in
 reinvestment of
 distributions............       5,104       112,388          24           493
 ------------------------------------------------------------------------------
Net increase..............     143,588     3,741,127      26,260       608,146
 ------------------------------------------------------------------------------
Net increase..............              $420,128,249              $ 11,118,617

 -------------------------------------------------------------------------------

Small Company Growth Fund

                                         Year Ended September 30,
                          ---------------------------------------------------------
                                    1999                          1998
                          --------------------------  -----------------------------
                            Shares        Amount         Shares         Amount
 -----------------------------------------------------------------------------------
Class A (a)
Shares sold.............   53,448,602  $ 312,196,051    27,641,238  $   212,158,414
Automatic conversion of
 Class B shares to Class
 A shares...............   16,309,922     90,694,600   124,181,726      962,424,518
Shares redeemed.........  (82,905,179)  (481,200,472)  (49,990,672)    (395,810,407)
Shares issued in
 reinvestment of
 distributions..........   20,259,885    101,907,344             0                0
Shares issued in
 acquisition of Keystone
 Small Company Growth
 Fund II................            0              0     1,123,086        8,684,926
 -----------------------------------------------------------------------------------
Net increase............    7,113,230     23,597,523   102,955,378      787,457,451
 -----------------------------------------------------------------------------------
Class B
Shares sold.............   13,062,017     73,444,369    32,457,309      268,266,006
Automatic conversion of
 Class B shares to Class
 A shares...............  (16,453,668)   (90,694,600) (124,181,726)    (962,424,518)
Shares redeemed.........  (22,882,532)  (126,566,626)  (52,395,091)    (430,471,220)
Shares issued in
 reinvestment of
 distributions..........    7,865,978     39,251,232    13,003,167      105,065,592
Shares issued in
 acquisition of Keystone
 Small Company Growth
 Fund II................            0              0     2,456,961       18,998,994
 -----------------------------------------------------------------------------------
Net decrease............  (18,408,205)  (104,565,625) (128,659,380)  (1,000,565,146)
 -----------------------------------------------------------------------------------
Class C (a)
Shares sold.............    4,040,301     23,282,516     1,067,525        7,292,107
Shares redeemed.........   (4,563,805)   (26,279,445)   (1,025,850)      (7,103,508)
Shares issued in
 reinvestment of
 distributions..........      155,750        778,749             0                0
Shares issued in
 acquisition of Keystone
 Small Company Growth
 Fund II................            0              0       675,716        5,225,388
 -----------------------------------------------------------------------------------
Net increase
 (decrease).............     (367,754)    (2,218,180)      717,391        5,413,987
 -----------------------------------------------------------------------------------
Class Y (a)
Shares sold.............    3,464,745     19,074,961       174,175        1,331,193
Shares redeemed.........   (3,380,610)   (18,829,658)     (140,039)      (1,052,960)
Shares issued in
 reinvestment of
 distributions..........       44,074        222,576             0                0
Shares issued in
 acquisition of Keystone
 Small Company Growth
 Fund II................            0              0        87,676          678,001
 -----------------------------------------------------------------------------------
Net increase............      128,209        467,879       121,812          956,234
 -----------------------------------------------------------------------------------
Net decrease............               $ (82,718,403)               $  (206,737,474)

 -------------------------------------------------------------------------------
(a) For the period from January 26, 1998 (commencement of class operations) to September 30, 1998.

Stock Selector Fund

                                       Year Ended September 30,
                          ----------------------------------------------------         Year Ended
                                    1999                     1998 (a)                June 30, 1998
                          --------------------------  ------------------------  -------------------------
                            Shares        Amount        Shares       Amount       Shares       Amount
 ---------------------------------------------------------------------------------------------------------
Class A
Shares sold.............      663,818  $  13,366,339       9,092  $    185,580     179,299  $   4,004,438
Automatic conversion of
 Class B shares to Class
 A shares...............          907         17,214           0             0           0              0
Shares redeemed.........     (686,671)   (13,666,848)    (56,116)   (1,183,750)   (144,091)    (3,155,375)
Shares issued in
 reinvestment of
 distributions..........      197,997      3,461,192           0             0     119,866      2,407,663
 ---------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............      176,051      3,177,897     (47,024)     (998,170)    155,074      3,256,726
 ---------------------------------------------------------------------------------------------------------
Class B
Shares sold.............      334,998      6,785,937       8,269       159,003      17,128        335,684
Automatic conversion of
 Class B shares to Class
 A shares...............         (916)       (17,214)          0             0           0              0
Shares redeemed.........     (243,303)    (4,897,446)     (1,244)      (22,379)     (2,484)       (15,011)
Shares issued in
 reinvestment of
 distributions..........        6,740        116,802           0             0         995         17,497
 ---------------------------------------------------------------------------------------------------------
Net increase............       97,519      1,988,079       7,025       136,624      15,639        338,170
 ---------------------------------------------------------------------------------------------------------
Class C (b)
Shares sold.............        3,912         82,570           0             0           0              0
 ---------------------------------------------------------------------------------------------------------
Net increase............        3,912         82,570           0             0           0              0
 ---------------------------------------------------------------------------------------------------------
Class Y
Shares sold.............    9,266,068    189,519,555   1,552,973    33,729,598   3,703,125     82,284,855
Shares redeemed.........  (13,904,195)  (269,064,860) (3,531,924)  (74,555,005) (6,152,133)  (134,202,820)
Shares issued in
 reinvestment of
 distributions..........    5,193,569     90,911,973           0             0   3,198,533     64,322,176
 ---------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............      555,442     11,366,668  (1,978,951)  (40,825,407)    749,525     12,404,211
 ---------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............               $  16,615,214              $(41,686,953)             $  15,999,107

 -------------------------------------------------------------------------------
(a) For the three months ended September 30, 1998. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998.
(b) For the period from June 30, 1999 (commencement of class operations) to September 30, 1999.

Strategic Growth Fund

                                       Year Ended September 30,
                          ------------------------------------------------------
                                    1999                        1998
                          --------------------------  --------------------------
                            Shares        Amount        Shares        Amount
 --------------------------------------------------------------------------------
Class A (a)
Shares sold.............    8,719,042  $  92,955,895    2,441,784  $  24,888,096
Automatic conversion of
 Class B shares to Class
 A shares...............    6,128,578     63,408,824   80,710,264    735,774,137
Shares redeemed.........  (18,728,821)  (200,386,524) (10,150,776)  (103,841,488)
Shares issued in
 reinvestment of
 distributions..........    8,976,424     85,277,296            0              0
 --------------------------------------------------------------------------------
Net increase............    5,095,223     41,255,491   73,001,272    656,820,745
 --------------------------------------------------------------------------------
Class B
Shares sold.............    4,914,300     51,035,070    4,930,584     49,374,717
Automatic conversion of
 Class B shares to Class
 A shares...............   (6,179,154)   (63,408,824) (80,710,264)  (735,774,137)
Shares redeemed.........   (4,614,211)   (48,490,126)  (8,473,644)   (84,439,886)
Shares issued in
 reinvestment of
 distributions..........    1,854,514     17,488,143   11,014,353    101,552,338
 --------------------------------------------------------------------------------
Net decrease............   (4,024,551)   (43,375,737) (73,238,971)  (669,286,968)
 --------------------------------------------------------------------------------
Class C (a)
Shares sold.............      410,152      4,274,159       62,655        646,015
Shares redeemed.........     (241,893)    (2,562,309)     (15,565)      (150,929)
Shares issued in
 reinvestment of
 distributions..........        9,743         91,880            0              0
 --------------------------------------------------------------------------------
Net increase............      178,002      1,803,730       47,090        495,086
 --------------------------------------------------------------------------------
Class Y (b)
Shares sold.............       21,799        236,911            0              0
 --------------------------------------------------------------------------------
Net increase............       21,799        236,911            0              0
 --------------------------------------------------------------------------------
Net decrease............               $     (79,605)              $ (11,971,137)

 -------------------------------------------------------------------------------
(a) For the period from January 22,1998 (commencement of class operations) to September 30, 1998.
(b) For the period from June 30, 1999 (commencement of class operations) to September 30, 1999.

Tax Strategic Equity Fund

                                            Year Ended September 30,
                                     -----------------------------------------
                                             1999                  1998
                                     ---------------------  ------------------
                                      Shares     Amount     Shares    Amount
 -----------------------------------------------------------------------------
Class A (a)
Shares sold.........................  432,504  $ 5,821,410      964 $    9,623
Automatic conversion of Class B
 shares to Class A shares...........    3,112       42,135        0          0
Shares redeemed.....................  (76,163)  (1,045,908)       0          0
Shares issued in reinvestment of
 distributions......................      343        4,973        0          0
 -----------------------------------------------------------------------------
Net increase........................  359,796    4,822,610      964      9,623
 -----------------------------------------------------------------------------
Class B (b)
Shares sold.........................  656,707    8,881,618        0          0
Automatic conversion of Class B
 shares to Class A shares...........   (3,115)     (42,135)       0          0
Shares redeemed.....................  (88,644)  (1,211,916)       0          0
Shares issued in reinvestment of
 distributions......................      497        7,141        0          0
 -----------------------------------------------------------------------------
Net increase........................  565,445    7,634,708        0          0
 -----------------------------------------------------------------------------
Class C (c)
Shares sold.........................  170,259    2,319,807        0          0
Shares redeemed.....................  (15,428)    (213,678)       0          0
Shares issued in reinvestment of
 distributions......................       85        1,225        0          0
 -----------------------------------------------------------------------------
Net increase........................  154,916    2,107,354        0          0
 -----------------------------------------------------------------------------
Class Y (d)
Shares sold.........................   79,526    1,055,439  340,703  3,494,060
Shares redeemed..................... (246,229)  (3,522,179)       0          0
Shares issued in reinvestment of
 distributions......................      326        4,732        0          0
 -----------------------------------------------------------------------------
Net increase (decrease)............. (166,377)  (2,462,008) 340,703  3,494,060
 -----------------------------------------------------------------------------
Net increase........................           $12,102,664          $3,503,683

 -------------------------------------------------------------------------------
(a) For the period from September 4, 1998 (commencement of class operations) to September 30, 1998.
(b) For the period from October 14, 1998 (commencement of class operations) to September 30, 1999.
(c) For the period from November 4, 1998 (commencement of class operations) to September 30, 1999.
(d) For the period from September 1, 1998 (commencement of class operations) to September 30, 1998.

8. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended September 30, 1999:

                                    Cost of Purchases Proceeds from Sales
                                    -------------------------------------
         Aggressive Growth Fund....  $  206,152,262     $  235,292,205
         Evergreen Fund............     663,251,356        649,936,082
         Masters Fund..............     394,738,608        151,165,167
         Omega Fund................     910,996,924        553,205,474
         Small Company Growth
          Fund.....................   1,034,158,921      1,239,840,831
         Stock Selector Fund.......     378,599,747        445,666,459
         Strategic Growth Fund.....   1,254,512,610      1,352,594,903
         Tax Strategic Equity
          Fund.....................      20,871,236         11,712,338

On September 30, 1999, the composition of unrealized appreciation and deprecia-tion of securities based on the aggregate cost of securities for federal income tax purposes was as follows:

                                           Gross        Gross     Net Unrealized
                               Tax       Unrealized   Unrealized   Appreciation
                               Cost     Appreciation Depreciation (Depreciation)
                             ---------------------------------------------------
         Aggressive
          Growth Fund....  $160,669,402 $108,030,083 $11,448,685   $ 96,581,398
         Evergreen Fund..   958,038,029  972,853,795  27,580,542    945,273,253
         Masters Fund....   252,196,621   29,069,238  24,541,908      4,527,330
         Omega Fund......   802,108,503  140,397,568  27,308,977    113,088,591
         Small Company
          Growth Fund....   808,796,195  251,170,558  48,741,706    202,428,852
         Stock Selector
          Fund...........   422,714,121  125,907,521  48,152,639     77,754,882
         Strategic Growth
          Fund...........   818,266,698  255,760,608  15,735,326    240,025,282
         Tax Strategic
          Equity Fund....    14,361,456    2,630,963      47,032      2,583,931

Captital losses incurred after October 31, within a fund's fiscal year end are deemed to arise on the first business day of the fund's following fiscal year. For the fiscal year ended September 30, 1999, Masters Fund and Tax Strategic Equity Fund incurred and elected to defer $3,099 and $583,373, respectively, of capital loss.

During the year ended September 30, 1999, Omega Fund, Small Company Growth Fund and Strategic Growth Fund loaned securities to certain brokers who paid the Funds a negotiated lenders' fee. These fees are included in interest income. At September 30, 1999, the value of securities on loan and the value of collateral were as follows:

                                         Value of Securities   Value of
                                               on Loan        Collateral
                                         --------------------------------
         Omega Fund.....................    $135,706,680     $138,839,560
         Small Company Growth Fund......     174,906,049      178,173,630
         Strategic Growth Fund..........      90,840,114       93,024,515

During the year ended September 30, 1999, the Omega Fund, Small Company Growth Fund and Strategic Growth Fund earned $111,899, $593,789 and $186,689, respec-tively, in income from securities lending.

At September 30, 1999, the Small Company Growth Fund for federal tax purposes, had a capital loss carryforward of $29,500,000. Pursuant to the Internal Reve-nue Code, such capital loss carryforward will expire in 2006.

Capital losses incurred after October 31 within a Fund's fiscal year are deemed to arise on the first business day of the Fund's following fiscal year. For the fiscal year ended September 30, 1999, Tax Strategic Equity Fund incurred and elected to defer $583,373 of such capital losses.

9. EXPENSE OFFSET ARRANGEMENTS

The Funds have entered into expense offset arrangements with ESC and their cus-todian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's related expenses. The assets deposited with ESC and the custodian under these expense offset arrangements could have been invested in income-producing assets. The amount of fee credits received by each Fund and the impact on each Fund's expense ratio represented as a percent-age of its average net assets were as follows:

                                       Total Fee Credits % of Average Net
                                           Received           Assets
                                       ----------------------------------
         Aggressive Growth Fund.......     $ 15,526            0.01%
         Evergreen Fund...............      101,232            0.00
         Masters Fund.................        7,273            0.00
         Omega Fund...................       24,001            0.01
         Small Company Growth Fund....       53,451            0.01
         Stock Selector Fund..........       25,263            0.01
         Strategic Growth Fund........       45,388            0.00
         Tax Strategic Equity Fund....        3,297            0.02

10. DEFERRED TRUSTEES' FEES

Each Independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly install-ments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000.

11. FINANCING AGREEMENTS

Certain Evergreen Funds and State Street Bank and Trust Company ("State Street") and a group of banks (collectively, the "Banks") entered into a fi-nancing agreement dated December 22, 1997, as amended on November 20, 1998. Un-der this agreement, the Banks provided an unsecured credit facility in the ag-gregate amount of $400 million ($275 million committed and $125 million uncom-mitted). The credit facility was allocated, under the terms of the financing agreement, among the Banks. The credit facility was accessed by the Funds for temporary or emergency purposes only and was subject to each Fund's borrowing restrictions. Borrowings under this facility bore interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum was incurred on the unused portion of the committed fa-cility, which was allocated to all funds. For its assistance in arranging this financing agreement, the Capital Markets Group of First Union was paid a one-time arrangement fee of $27,500. State Street served as administrative agent for the Banks, and as administrative agent was entitled to a fee of $20,000 per annum which was allocated to all of the Funds.

This agreement was amended and renewed on December 22, 1998. The amended fi-nancing agreement became effective on December 22, 1998 among all of the Ever-green Funds, State Street and The Bank of New York ("BONY"). Under this agree-ment, State Street and BONY provided an unsecured credit facility in the aggre-gate amount of $150 million ($125 million committed and $25 million uncommit-ted). The remaining terms and conditions of the agreement were unaffected.

On July 27, 1999, all of the Evergreen Funds and a group of banks (the "Lend-ers") entered into a credit agreement. Under this agreement, the Lenders pro-vide an unsecured revolving credit commitment in the aggregate amount of $1.050 billion. The credit facility is allocated, under the terms of the financing agreement, among the Lenders. The credit facility is accessed by the Funds for temporary or emergency purposes to fund the redemption of their shares or as general working capital as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.75% per annum above the Fed-eral Funds rate (1.50% per annum above the Federal Funds rate during the period from and including December 1, 1999 through and including January 31, 2000). A commitment fee of 0.10% per annum is incurred on the average daily unused por-tion of the revolving credit commitment. The commitment fee is allocated to all funds. For its assistance in arranging this financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $250,000. State Street serves as paying agent for the funds, and as paying agent is entitled to a fee of $20,000 per annum which is allocated to all of the funds.

During the year ended September 30, 1999, the Funds had no significant borrowings under these agreements.

12. CONCENTRATION OF RISK

The Funds may invest a substantial portion of its assets in an industry or sec-tor and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any in-dustry or sector.

13. CHANGE IN INDEPENDENT AUDITORS (Unaudited)

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as Aggressive Growth and Stock Selector Fund's independent auditor and voted to appoint KPMG LLP for the fund's fiscal year ended September 30, 1999. During the two previ-ous fiscal years, PricewaterhouseCoopers LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two most recent fiscal years and through June 18, 1999, there were no disagreements between the funds and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclo-sure or auditing scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.

                          Independent Auditors' Report

The Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statements of assets and liabilities, includ-ing the schedules of investments of the Evergreen Aggressive Growth Fund, Ever-green Fund, Evergreen Masters Fund, Evergreen Omega Fund, Evergreen Small Com-pany Growth Fund, Evergreen Stock Selector Fund, Evergreen Strategic Growth Fund and Evergreen Tax Strategic Equity Fund, portfolios of the Evergreen Eq-uity Trust, as of September 30, 1999, and the related statements of operations, statements of changes in net assets and financial highlights for each of the years or periods then ended. We have also audited the statements of changes in net assets for the Evergreen Omega Fund, Evergreen Small Company Growth Fund, Evergreen Strategic Growth Fund and Evergreen Tax Strategic Equity Fund for the years or periods ended September 30, 1998 and the financial highlights of these funds for each of the years or periods in the four-year period ended September 30, 1998. These financial statements and financial highlights are the responsi-bility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year or period ended September 30, 1998 and June 30, 1998, for the Evergreen Aggressive Growth Fund, Evergreen Fund, and Evergreen Stock Selector Fund and financial highlights of these funds for each of the years or periods ended September 30, 1998, and prior were au-dited by other auditors whose report dated November 12, 1998 expressed an un-qualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of Sep-tember 30, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opin-ion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of the Evergreen Equity Trust as of September 30, 1999, the results of their operations, changes in their net assets and financial high-lights for each of the years or periods described above in conformity with gen-erally accepted accounting principles.

                                   /s/ KPMG LLP

Boston, Massachusetts
November 5, 1999

                       Additional Information (Unaudited)

 YEAR 2000

 Like other investment companies, the Funds could be adversely af-fected if the computer systems used by the Funds' investment advisors and the Funds' other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Funds' investment advisors are taking steps to address this po-tential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds from this prob-lem.


 FEDERAL TAX STATUS OF DISTRIBUTIONS (Unaudited)

 Pursuant to section 852 of the Internal Revenue Code, the Funds have designated the following amounts as long-term 20% capital gain dis-tributions for the fiscal year ended September 30, 1999:

                                                    Aggregate   Per Share
                                                  ------------------------
         Aggressive Growth Fund................... $ 24,434,912   $2.63
         Evergreen Fund...........................    6,197,454    0.07
         Omega Fund...............................   35,129,068    2.61
         Small Company Growth Fund................  172,680,620    1.18
         Stock Selector Fund......................   78,929,895    3.44
         Strategic Growth Fund....................  116,613,947    1.34

 For corporate shareholders, the following percentages of ordinary in-come dividends paid during the fiscal year ended September 30, 1999 qualified for the dividends received deduction.

         Evergreen Fund............................................ 65.67%
         Stock Selector Fund....................................... 98.70%

Evergreen Funds

Money Market
Treasury Money Market Fund
Money Market Fund
Municipal Money Market Fund
Florida Municipal Money Market Fund
New Jersey Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund

Tax Advantaged
Short Intermediate Municipal Fund
High Grade Municipal Bond Fund
Municipal Bond Fund
Municipal Income Fund
Connecticut Municipal Bond Fund
Florida Municipal Bond Fund
Florida High Income Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
New Jersey Municipal Bond Fund
North Carolina Municipal Bond Fund
Pennsylvania Municipal Bond Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund

Income
Capital Preservation and Income Fund
Short Intermediate Bond Fund
Intermediate Term Bond Fund
U.S. Government Fund
Diversified Bond Fund
Strategic Income Fund
High Yield Bond Fund
Quality Income Fund
Short-Duration Income Fund
High Income Fund

Balanced
Balanced Fund
Tax Strategic Foundation Fund
Foundation Fund
Capital Balanced Fund
Capital Income and Growth Fund

Growth & Income
Utility Fund
Income and Growth Fund
Equity Income Fund
Value Fund
Blue Chip Fund
Growth and Income Fund
Small Cap Value Fund
Select Equity Index Fund

Domestic Growth
Tax Strategic Equity Fund
Strategic Growth Fund
Stock Selector Fund
Evergreen Fund
Masters Fund
Omega Fund
Small Company Growth Fund
Aggressive Growth Fund
Growth Fund
Capital Growth Fund
Select Special Equity Fund

Global International
Global Leaders Fund
International Growth Fund
Global Opportunities Fund
Precious Metals Fund
Emerging Markets Growth Fund
Latin America Fund
Perpetual Global Fund
Perpetual International Fund

Express Line
800.346.3858

Investor Services
800.343.2898

www.evergreen-funds.com

28565                                                             540979  11/99



                                                           ---------------
[LOGO OF EVERGREEN FUNDS]                                     BULK RATE
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Boston,MA 02116                                             PERMIT NO. 19
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                                                           ---------------

                                                               December 31, 1999

                                                  E v e r g r e e n  S e l e c t
                                                                    Equity Funds
                                                               Semiannual Report

[LOGO OF EVERGREEN FUNDS]                    [DALBAR MUTUAL FUND SERVICE AWARD]

                               Table of Contents

Letter to Shareholders .....................................  1

Evergreen Select Balanced Fund
Fund at a Glance ...........................................  2

Portfolio Manager Commentary ...............................  3

Evergreen Select Core Equity Fund
Fund at a Glance ...........................................  6
Portfolio Manager Commentary ...............................  7

Evergreen Select Diversified Value Fund
Fund at a Glance ...........................................  9
Portfolio Manager Commentary ............................... 10

Evergreen Select Large Cap Blend Fund
Fund at a Glance ........................................... 12
Portfolio Manager Commentary ............................... 13

Evergreen Select Secular Growth Fund
Fund at a Glance ........................................... 15
Portfolio Manager Commentary ............................... 16

Evergreen Select Small Cap Growth Fund
Fund at a Glance ........................................... 18
Portfolio Manager Commentary ............................... 19

Evergreen Select Small Company
Value Fund
Fund at a Glance ........................................... 22
Portfolio Manager Commentary ............................... 23

Evergreen Select Social Principles Fund
Fund at a Glance ........................................... 26
Portfolio Manager Commentary ............................... 27

Evergreen Select Strategic Growth Fund
Fund at a Glance ........................................... 29
Portfolio Manager Commentary ............................... 30

Evergreen Select Strategic Value Fund
Fund at a Glance ........................................... 32
Portfolio Manager Commentary ............................... 33

Financial Highlights

Evergreen Select Balanced Fund ............................. 35
Evergreen Select Core Equity Fund .......................... 36
Evergreen Select Diversified Value Fund .................... 37
Evergreen Select Large Cap Blend Fund ...................... 38
Evergreen Select Secular Growth Fund ....................... 39
Evergreen Select Small Cap Growth Fund . ................... 40
Evergreen Select Small Company Value Fund .................. 41
Evergreen Select Social Principles Fund .................... 42
Evergreen Select Strategic Growth Fund ..................... 43
Evergreen Select Strategic Value Fund ...................... 44

Schedule of Investments

Evergreen Select Balanced Fund ............................. 45
Evergreen Select Core Equity Fund .......................... 48
Evergreen Select Diversified Value Fund .................... 51
Evergreen Select Large Cap Blend Fund ...................... 54
Evergreen Select Secular Growth Fund ....................... 56
Evergreen Select Small Cap Growth Fund . ................... 58
Evergreen Select Small Company Value Fund .................. 60
Evergreen Select Social Principles Fund .................... 62
Evergreen Select Strategic Growth Fund ..................... 64
Evergreen Select Strategic Value Fund ...................... 66

Statements of Assets and Liabilities ....................... 68

Statements of Operations ................................... 70

Statements of Changes in Net Assets ........................ 72

Combined Notes to Financial
Statements ................................................. 76

                                Evergreen Funds

Evergreen Funds is one of the nation's fastest growing investment companies with approximately $80 billion in asssets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This semiannual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:       NOT FDIC INSURED       May lose value . not bank guaranteed

                           Evergreen Distributor,Inc.
   Evergreen Funds(SM) is a service mark of Evergreen Investment Services,Inc.

                             Letter to Shareholders
                             ----------------------
                                  February 2000

[PHOTO]

William M. Ennis

[PHOTO]

Dennis Ferro

Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Select Equity Funds semiannual report for the period ended December 31, 1999.

Continued Strength in the Domestic Economy

Although the U.S. economy is in the ninth year of economic expansion, many believe that valuation levels in some sectors of the stock market are just not sustainable. The second half of 1999 was marked by the S&P 500 falling in the first three months before rebounding nearly 15% in the last three months. While equity investors have experienced a turbulent investment environment over the last six months, concerns about rising interest rates, inflation and Y2K fears in the opening months were stifled resulting in eventually every major market index being driven higher during the fourth quarter of 1999.

The Federal Reserve Bank's "tightening bias" leads many to anticipate further interest rate increases in order to stem even the slightest inflationary pressure. Additional interest hikes would likely have a negative effect on stock prices, which could restrain consumer spending; however, many investors are waiting for just such a scenario to take place, so they can take advantage of lower stock prices as a buying opportunity.

We believe that the economy is still fundamentally strong, and that inflation will stay contained, producing only moderate upward pressure on interest rates. We remain cautiously optimistic about the prospects for continued growth in the markets.

Website Enhancements

Please visit our enhanced website, evergreen-funds.com, for more information about Evergreen Funds. The site offers an array of helpful information including 1999 tax information, an investment education center, interactive calculators to assist your investment planning and general information about Evergreen Funds.

We believe that sound investing is about taking steps to meet your long-term financial needs and goals. We remind you to take advantage of your financial advisor's expertise to develop and refine a financial plan that will enable you to meet your objectives. Evergreen Funds offers a broad mix of stock, bond and money market funds that should make it simple for you to choose the most appropriate for your portfolio.

We would like to thank you for your continued investment in Evergreen Funds.

Sincerely,

/s/ William M. Ennis

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.


/s/ Dennis H. Ferro

Dennis Ferro
Chief Investment Officer
First Union National Bank
Capital Management Group

                                   EVERGREEN
                             Select Balanced Fund
                    Fund at a Glance as of December 31, 1999

 -------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
 -------------------------------------------------------------------------------

                                   Philosophy

Evergreen Select Balanced Fund uses a systematic and disciplined investment approach which provides exposure to both the equity and fixed income markets. The basis of this approach is founded in the belief that stocks offer the greatest long-term growth opportunities while bonds provide income and less risk to principal.

                                    Process

The Fund employs a blended approach to equity investing, utilizing companies with both value- and growth-oriented characteristics. Within the fixed income component, portfolio performance is enhanced while seeking to control risk by managing duration, sector allocation and security selection.

                                   Benchmarks

                     Standard & Poor's 500 Index (S&P 500)
                     Lehman Brothers Government/Corporate
                              Bond Index (LBGCBI)


 -------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS1
 -------------------------------------------------------------------------------
Portfolio Inception Date: 4/01/1991                 Class I     Class IS
Class Inception Date                               1/22/1998    4/9/1998
Average Annual Returns
6 months                                             11.60%      11.48%
1 year                                               13.93%      13.69%
3 years                                              15.40%      15.33%
5 years                                              16.84%      16.79%
Since Portfolio Inception                            13.02%      12.99%
6-month income dividends per share                   $0.25       $0.23
6-month capital gain distributions per share         $0.53       $0.53


 -------------------------------------------------------------------------------
                                LONG TERM GROWTH
 -------------------------------------------------------------------------------

                                    [GRAPH]

                              Consumer Price
             Select Balanced    Index - US       S & P 500      Lehman Brothers

 3/31/91       1,000,000         1,000,000       1,000,000         1,000,000
12/31/91       1,143,581         1,021,481       1,139,198         1,130,782
12/31/92       1,237,351         1,051,111       1,225,975         1,216,511
12/31/93       1,369,502         1,080,000       1,349,546         1,350,712
12/31/94       1,339,851         1,108,889       1,367,374         1,303,321
12/31/95       1,698,966         1,137,037       1,881,278         1,554,111
12/31/96       1,897,974         1,174,815       2,313,128         1,599,216
12/31/97       2,300,631         1,194,815       3,084,864         1,755,270
12/31/98       2,560,978         1,214,074       3,966,332         1,921,815
12/31/99       2,918,285         1,247,407       4,801,394         1,880,249


Comparison of the change in value of a $1,000,000 investment in Evergreen Select Balanced Fund Class I1, the S&P 500, the LBGCBI and the Consumer Price Index
(CPI).

The S&P 500 and the LBGCBI are unmanaged indices which do not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Index returns do not reflect expenses, which have been deducted from the Fund's return.

Historical performance shown for Class I prior to its inception is based on the performance of the Class Y Shares of Evergreen Balanced Fund II. Historical performance shown for Class IS reflects that of Class Y Shares of Evergreen Balanced Fund II, through 1/22/1998, the inception of Class I Shares. Performance from 1/23/1998 through the inception of Class IS Shares reflects that of Class I Shares. Performance prior to inception of Class IS Shares does not include this class' 0.25% 12b-1 fees. Class I Shares do not pay a 12b-1 fee. If fees were reflected, returns would have been lower.

U.S. Government guarantee applies only to the underlying securities of the Fund's portfolio and not the Fund's shares.

Investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

                                   EVERGREEN
                             Select Balanced Fund
                          Portfolio Manager Commentary


Portfolio Management Team

            [PHOTO]                                        [PHOTO]

        W. Shannon Reid,                                David M. Chow,
              CFA                                            CFA

                                    [PHOTO]

                              Rollin C. Williams,
                                      CFA


Performance

For the six-month period ended December 31, 1999, the Fund's, Class I Shares, posted an 11.60% return. This compared favorably to returns of 0.13% and 7.69%, respectively, for the Fund's benchmarks, the Lehman Brothers
Government/Corporate Bond Index and the S&P 500, for the same period. The Fund's solid performance in the fourth quarter and throughout the year can be attributed to a heavy weighting and strong stock selection within the portfolio's technology component.


                                  Portfolio
                               Characteristics
                              ------------------
                              (as of 12/31/1999)

                Total Net Assets               $646,198,503
                Number of Holdings                      117
                P/E Ratio                             46.0x
                Beta                                   1.25


Environment

The past six months represented a markedly different period for equity and fixed income investors. Despite tame inflation news throughout the six months, bond prices fell as interest rates trended higher. Rising interest rates were prompted by the market's expectation of tighter monetary policy in response to stronger-than-expected GDP growth. From a sector standpoint, Treasury securities struggled during the period and underperformed the "spread" sectors, as investors flocked to the generous yields of corporates and mortgages.

The stock market, conversely, witnessed a roller coaster ride during the past six months, rebounding from a difficult third quarter and culminating with an amazing performance during the final three months. In fact, equity investors along the entire capitalization spectrum enjoyed this spectacular rebound and strong returns in the final half of the period. The S&P 500 posted a strong total return and growth stocks again won the value-versus-growth battle, as the large cap Russell 1000 Growth Index outperformed its value counterpart.

                                   EVERGREEN
                             Select Balanced Fund
                          Portfolio Manager Commentary

Strategy

1999 marked the worst year for bonds since 1994, and the Fund's exposure to this segment of the financial markets penalized total return. Within the portfolio's fixed income component, returns were negatively effected by a "barbelled" portfolio that was maintained during the fourth quarter (a "barbelled" portfolio structure is distinguished by securities primarily on both ends of the yield curve rather than in the middle.) This strategy--which paid off handsomely in 1997 and 1998--had a negative impact on performance during the last six months of 1999.

Conversely, the Fund's equity exposure had a very favorable impact on performance. The equity management team continues to employ a combination of quantitative and qualitative investment analysis that seeks to identify companies that they believe will exhibit superior and sustainable earnings growth. This methodology has resulted in a portfolio currently skewed towards technology and consumer cyclicals, and underweighted in traditional growth-oriented sectors such as consumer staples and health care.

As of December 31, 1999, technology represented the Fund's largest sector. Within the sector, we continue to emphasize three trends: (1) technological advances in communications networks, (2) the growth in demand for enterprise information storage solutions and (3) business-to-business electronic commerce.

Consumer cyclicals represented the Fund's second largest sector weighting at 21% versus 18% for the benchmark. Healthy consumer spending patterns, innovative business models, and strong management teams were the factors shared by our top performers which included Yahoo (up 151% for the period), America Online (up 38%), Home Depot (up 60%) and Wal-Mart (up 43%). We have always included Yahoo and America Online in the media subsector of consumer cyclicals as opposed to technology, a definition we believe was validated by the recently announced AOL/Time Warner merger.


                            Top 5 Industries--Equity
                  -------------------------------------------
                   (as a percentage of 12/31/1999 net assets)

Information Services & Technology                                         19.3%
Healthcare Products & Services                                             6.9%
Communication Systems & Services                                           6.2%
Retailing & Wholesale                                                      5.5%
Telecommunication Services & Equipment                                     2.9%



                            Top 5 Industries--Bonds
                  -------------------------------------------
                   (as a percentage of 12/31/1999 net assets)

Treasury Bonds & Notes                                                    27.7%
Finance & Insurance                                                        4.3%
Banks                                                                      2.4%
Communication Systems & Services                                           1.4%
Oil/Energy                                                                 1.3%



                            Top 10 Equity Holdings
                  -------------------------------------------
                  (as a percentage of 12/31/1999 net assets)

Cisco Systems, Inc.                                                        3.3%
Microsoft Corp.                                                            3.2%
Yahoo!, Inc.                                                               2.3%
General Electric Co.                                                       1.9%
Lucent Technologies, Inc.                                                  1.5%
Home Depot, Inc.                                                           1.4%
Johnson & Johnson                                                          1.4%
America Online, Inc.                                                       1.4%
EMC Corp.                                                                  1.3%
Procter & Gamble Co.                                                       1.3%

                                   EVERGREEN
                             Select Balanced Fund
                          Portfolio Manager Commentary

                              Top 5 Bond Holdings
                   ------------------------------------------
                   (as a percentage of 12/31/1999 net assets)

                          Coupon                              Maturity
U.S. Treasury Notes        7.75%                              2/15/2001    4.5%
U.S. Treasury Notes        6.88%                              5/15/2006    2.5%
U.S. Treasury Notes        7.25%                              5/15/2004    2.3%
U.S. Treasury Notes        5.50%                              3/31/2000    2.3%
U.S. Treasury Bonds        7.88%                              2/15/2021    2.0%


Outlook

Looking ahead, the policy statement issued by the Federal Reserve Board at the conclusion of its December Federal Open Market Committee meeting and the current forward momentum of the economy suggest interest rates are heading higher. In anticipation of higher rates, within our fixed income holdings we expect to maintain a shorter duration stance in early 2000.

From an equity perspective, though the past six months have been an extraordinary market environment, we urge investors not to expect returns of this magnitude to continue indefinitely. For the near term, we believe stock valuations in certain areas are overextended; nevertheless, we remain positive. Growth stock investing is ultimately about identifying companies that will produce superior and sustainable earnings growth. Given the extraordinary events taking place in the fields of technology, economics and global politics, we believe these opportunities are more abundant than ever.

                                   EVERGREEN
                            Select Core Equity Fund
                    Fund at a Glance as of December 31, 1999

 -------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
 -------------------------------------------------------------------------------

                                   Philosophy

Evergreen Select Core Equity Fund utilizes a diversified style of equity management which capitalizes on opportunities in both value- and growth-oriented stocks. In serving the investment needs of individual investors, the Fund remains sensitive to tax implications.


                                    Process

The Fund uses a bottom-up stock selection process, focusing on security fundamentals rather than broad economic forecasts. The Fund is managed using a team approach; investment managers locate attractive holdings using a unique blend of quantitative and traditional fundamental analysis skills.


                                   Benchmark

                      Standard & Poor's 500 Index (S&P 500)


 -------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS1
 -------------------------------------------------------------------------------
Portfolio Inception Date: 12/31/1981                Class I      Class IS
Class Inception Date                               11/24/1997    2/4/1998
Average Annual Returns
6 months                                               8.02%       7.89%
1 year                                                17.64%      17.34%
3 years                                               19.18%      18.90%
5 years                                               23.83%      23.52%
10 years                                              14.37%      14.09%
Since Portfolio Inception                             15.80%      15.51%
6-month income dividends per share              $      0.20   $    0.10
6-month capital gain distributions per share    $      9.10   $    9.10


 -------------------------------------------------------------------------------
                                LONG TERM GROWTH
 -------------------------------------------------------------------------------

                                    [GRAPH]

          Select Core Equity   Consumer Price Index - US    S&P 500 Composite

12/31/89       1,000,000               1,000,000                1,000,000
12/31/90         976,256               1,061,063                  968,948
12/31/91       1,250,825               1,093,577                1,264,172
12/31/92       1,322,176               1,125,297                1,360,469
12/31/93       1,419,470               1,156,225                1,497,597
12/31/94       1,316,091               1,187,153                1,517,380
12/31/95       1,795,355               1,217,288                2,087,661
12/31/96       2,263,388               1,257,732                2,566,887
12/31/97       2,883,973               1,279,144                3,423,285
12/31/98       3,257,596               1,299,762                4,401,453
12/31/99       3,831,966               1,335,448                5,328,124


Comparison of the change in value of a $1,000,000 investment in Evergreen Select Core Equity Fund, Class I1, the S&P 500 and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged index which does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Index returns do not reflect expenses, which have been deducted from the Fund's return.

Historical performance shown for Class IS from 11/24/1997 to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I pays no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/1997, the returns for Classes I and IS are based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected.

Investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

                                   EVERGREEN
                            Select Core Equity Fund
                          Portfolio Manager Commentary


Portfolio Management Team

The Fund is managed by Mark C. Sipe, CFA and Hanspeter Giger, CFA who have over 33 years of combined investment experience.


  [PHOTO]                                                         [PHOTO]

Mark C. Sipe                                                  Hanspeter Giger


Performance

The Fund's Class I Shares, performed well for the six-month period ended December 31, 1999, returning 8.02% versus the S&P 500's 7.69% return for the same period. This favorable performance did not come easily in a market still led by the very largest capitalization stocks, and further, dominated by one sector--technology. The results were equally gratifying in that they followed a restructuring of the Fund aimed at better representing the largest stocks in the market in proportion to their weightings in the S&P 500 index.



                                  Portfolio
                               Characteristics
                              ------------------
                              (as of 12/31/1999)

Total Net Assets                                                  $2,718,664,136
Number of Holdings                                                           126
P/E Ratio                                                                  29.0x
Beta                                                                        0.93


Environment

The stock market continued to provide plenty of excitement in the second half of calendar 1999. The first three months of the period actually saw the S&P 500 close down over 6%, with all market sectors, except technology down on a price basis. However, the final three months more than made up for that poor interim showing. As evidence of the ongoing relative strength of size (i.e. capitalization) in the market, when taken as a group, the largest 50 stocks in the S&P 500 index outperformed the 50 smallest by an amazing 51 percentage points.

The largest of the large capitalization stocks continue to provide the bulk of the market's returns, but an added narrowness took hold in the form of spectacular performance by the technology sector, especially in the fourth quarter of the year. Emblematic of that performance was the return of the technology-heavy NASDAQ 100 Index, which was up almost 54% in the quarter, and up over 60% for the six months. Within the S&P 500 specifically, technology was far and away the strongest sector, up over 36% during the quarter, and up over 40% for the full period. That compares with the performance of the next strongest sector, consumer cyclicals, which appreciated over 20% in the quarter, but only about 8% for the second half of 1999.

                                   EVERGREEN
                            Select Core Equity Fund
                          Portfolio Manager Commentary

The returns of the remaining S&P sectors were uniformly below the performance of the index during the final three months of 1999, and almost uniformly so during the full period.


Strategy

Contributions to the Fund's performance during the reporting period came primarily from overweighted positions in capital goods and health care. In the case of capital goods, the bulk of the returns were generated by a single holding, General Electric, which was up over 38% for the six months. Within health care, a sector which performed reasonably poorly in the market during the time frame analyzed, nevertheless contributed to Fund performance through superior stock selection. A number of the Fund's holdings, namely Amgen, Lincare Holdings, Teva Pharmaceuticals, Tenet Healthcare, and Warner Lambert were up well in excess of the S&P's returns. As would be expected, an overweighted position in the Fund's technology holdings was the proper stance during the period. Technology holdings that contributed most positively included Oracle, Nokia, Comverse Technology, Applied Materials, Network Associates, and Cisco, all of which were up in excess of 65%. Offsetting the full benefit of the Fund's sector weighting, however, was poor performance by the Fund's fifth largest position, International Business Machines.


                                Top 5 Industries
                   ------------------------------------------
                   (as a percentage of 12/31/1999 net assets)

Information Services & Technology                                          23.1%
Healthcare Products & Services                                             10.3%
Communication Systems & Services                                            8.8%
Finance & Insurance                                                         7.5%
Retailing & Wholesale                                                       7.2%


                                 Top 10 Holdings
                    ----------------------------------------
                     (as a percentage 12/31/1999 net assets)

General Electric Co.                                                        6.8%
Microsoft Corp.                                                             6.6%
Cisco Systems, Inc.                                                         4.8%
Intel Corp.                                                                 2.9%
International Business Machines Corp.                                       2.8%
MCI WorldCom, Inc.                                                          2.3%
Coca Cola Co.                                                               2.2%
Wal-Mart Stores, Inc.                                                       2.1%
Exxon Mobil Corp.                                                           2.1%
Bristol-Myers Squibb Co.                                                    1.8%


Outlook

The outlook for the stock market going forward will continue to be shaped by expectations surrounding the direction of interest rates, corporate earnings, and trends in domestic and international economies. At present, inflation and economic growth worldwide continue to provide a positive backdrop for stocks. However, an upward move in interest rates, which has not been met by a slowing of index gains, may warrant some caution in the near term. Within the Fund, investments will continue to be selected focusing on a combination of strong fundamental outlooks and attractive relative valuations.

                                   EVERGREEN
                         Select Diversified Value Fund
                    Fund at a Glance as of December 31, 1999


 -------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
 -------------------------------------------------------------------------------

                                   Philosophy

Evergreen Select Diversified Value Fund is a fund with an emphasis on traditional value, utilizing fundamental analysis to determine if a stock is selling at a reasonable valuation level. The Fund seeks to capture the best opportunities in a value universe by emphasizing securities with perceived intrinsic value above current market levels due to temporary or anticipated problems.


                                    Process

Primarily, the Fund invests in undervalued companies using a "bottom-up" approach that concentrates on analyzing security fundamentals rather than broad economic forecasts. The Diversified Value team strives to produce a portfolio that best controls risk and balances a risk/reward relationship.


                                   Benchmark

                     Standard & Poor's 500 Index (S&P 500)


 -------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS1
 -------------------------------------------------------------------------------

Portfolio Inception Date: 1/03/1991                Class I     Class IS
Class Inception Date                              1/22/1998    3/31/1998
Average Annual Returns
6 months                                              7.27%        7.11%
1 year                                               17.13%       16.79%
3 years                                              17.06%       16.39%
5 years                                              20.38%       19.97%
Since Portfolio Inception                            16.46%       16.23%
6-month income dividends per share                   $0.09        $0.06
6-month capital gain distributions per share         $1.08        $1.08


 -------------------------------------------------------------------------------
                                LONG TERM GROWTH
 -------------------------------------------------------------------------------

                                    [GRAPH]

               Evergreen         Consumer Price
          Select Diversified       Index - US          S&P 500

  1/3/91        1,000,000           1,000,000         1,000,000
12/31/91        1,283,236           1,030,600         1,304,700
12/31/92        1,389,775           1,060,500         1,404,100
12/31/93        1,524,936           1,089,700         1,545,600
12/31/94        1,556,105           1,118,800         1,566,000
12/31/95        2,057,218           1,147,200         2,154,600
12/31/96        2,452,576           1,185,400         2,649,100
12/31/97        3,090,385           1,205,500         3,533,000
12/31/98        3,359,805           1,225,000         4,542,500
12/31/99        3,934,708           1,258,600         5,498,900


Comparison of the change in value of a $1,000,000 investment in Evergreen Select Diversified Value Fund Class I1, the S&P 500 and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged index which does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Index returns do not reflect expenses, which have been deducted from the Fund's return.

Historical performance shown for Class I prior to its inception is based on the performance of the Class Y Shares of Evergreen Value Fund. Historical performance shown for Class IS reflects that of Class Y Shares of Evergreen Value Fund, through 1/22/1998, the inception of Class I Shares. Performance from 1/23/1998 through the inception of Class IS Shares reflects that of Class I Shares. Performance prior to inception of Class IS Shares does not include this class' 0.25% 12b-1 fees. Class I Shares do not pay a 12b-1 fee. If fees were reflected, returns would have been lower.

Investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

                                   EVERGREEN
                         Select Diversified Value Fund
                          Portfolio Manager Commentary


Portfolio Management

Eric M. Teal is manager of the Evergreen Select Diversified Value Fund. He employs rigorous fundamental analysis combined with a disciplined quantitative approach to seek superior results and adherence to risk/reward objectives.



                                    [PHOTO]

                                  Eric M. Teal


Performance

For the six-month period ended December 31, 1999, the Fund's Class I Shares 7.27% return narrowly trailed that of its benchmark, the S&P 500 Index, which returned 7.69% for the same period.


                                   Portfolio
                                Characteristics
                              --------------------
                               (as of 12/31/1999)

Total Net Assets                                                    $544,552,587
Number of Holdings                                                           100
P/E Ratio                                                                  29.0x
Beta                                                                        1.19


Environment

The first half of the Fund's fiscal year was broken into two distinctly different periods, as the market fell sharply during the first three months, then rebounded dramatically in the final quarter of 1999. Negative returns in the opening months were primarily a result of well-publicized Y2K risks, higher crude oil prices and rising interest rates that all combined to concern investors.

In the second half of the period, the equity markets continued their familiar trend from the past few years, amazing investors by climbing ever higher. Against this backdrop, nearly every major market index posted solid gains, and investors shrugged off their earlier fears. The negative factors that threatened the market's continued growth were offset by what the expert's have dubbed "Economic Nirvana"--strong economic growth, benign inflation and low unemployment. These ideal conditions along with strong earnings reports and enthusiasm for equities prompted investors to shrug off any negative information, and stock prices soared.


                                Top 5 Industries
                  --------------------------------------------
                   (as a percentage of 12/31/1999 net assets)

Information Services & Technology                                          15.5%
Healthcare Products & Services                                              9.1%
Finance & Insurance                                                         8.7%
Retailing & Wholesale                                                       8.2%
Electrical Equipment & Services                                             7.5%

                                   EVERGREEN
                         Select Diversified Value Fund
                          Portfolio Manager Commentary


Strategy

During the six months, Fund results steadily increased in a volatile and narrow market. Our multi-cap core strategy continues to emphasize all sectors with no more than 75% of our stocks concentrated in large capitalization companies. Identifying companies with a reasonable valuation and exhibiting some degree of earnings acceleration is our primary objective.

Performance during the six-month period slightly trailed the narrow, technology-laden S&P 500 Index. Positive stock selection contributed to the improving results. Many of our top holdings have been in the wireless handset industry, including Motorola, which gained over 60%, and Nokia, up over 100%. Semiconductor related stocks continued to outperform due to pricing improvements; Applied Materials rose over 65%. Biotechnology stocks also showed strong gains during the period with Amgen up almost 100%. Our underperformers were traditional defensive value stocks which included Philip Morris.


                                Top 10 Holdings
                  --------------------------------------------
                   (as a percentage of 12/31/1999 net assets)

Motorola, Inc.                                                              3.8%
Microsoft Corp.                                                             3.4%
General Electric Co.                                                        3.2%
Wal-Mart Stores, Inc.                                                       3.1%
American International Group, Inc.                                          2.4%
Lucent Technologies, Inc.                                                   2.0%
Ford Motor Co.                                                              1.8%
Lowe's Companies, Inc.                                                      1.8%
Cisco Systems, Inc.                                                         1.8%
Pfizer, Inc.                                                                1.6%


The Fund remains committed to closely monitoring risk and continuing to focus on stock selection rather than sector risks. Recent additions--especially in the technology sector--have focused on earnings growth and valuation rather than simply momentum.


Outlook

1999 was a tremendous year for the equity markets and technology stocks in particular, with the technology-heavy NASDAQ gaining over 85%. The economy continued to be very robust and earnings growth continued to accelerate upward. We expect the Fed to make some aggressive moves to slow growth during early 2000. We believe that a higher interest rate environment sharpens our focus on identifying companies with sustainable and quality driven earnings. At this point our favorite sectors are still technology, along with basic materials and consumer cyclicals. We also have not given up on utilities, which currently enjoy historically high yields. Additionally, the financial sector is beginning to look attractive, but we do not want to be too premature in overweighting the group.

                                   EVERGREEN
                          Select Large Cap Blend Fund
                    Fund at a Glance as of December 31, 1999

 -------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
 -------------------------------------------------------------------------------

                                   Philosophy

Evergreen Select Large Cap Blend Fund invests in large and mid-sized U.S. companies, blending those that display both value and growth-oriented characteristics. This philosophy holds that value and growth stocks tend to be counter-cyclical, outperforming the broad market at different times. Diversification between the two approaches tends to provide less volatile investment results over time.

                                    Process

Research and stock selection focus on companies of sound financial quality which have strong management teams and maintain competitive leadership positions within their respective industries. These companies are identified using a fundamental, bottom-up stock selection process which is research-intensive.

                                   Benchmark

                           Russell 1000 Growth Index
                             (Russell 1000 Growth)


 -------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS1
 -------------------------------------------------------------------------------

Portfolio Inception Date: 12/31/1993              Class I      Class IS
Class Inception Date                             11/24/1997    3/12/1998
Average Annual Returns
6 months                                               3.53%        3.41%
1 year                                                 9.74%        9.45%
3 years                                               16.98%       16.71%
5 years                                               24.20%       23.90%
Since Portfolio Inception                             18.74%       18.45%
6-month income dividends per share                    $0.13        $0.08
6-month capital gain distributions per share          $6.51        $6.51

 -------------------------------------------------------------------------------
                                LONG TERM GROWTH
 -------------------------------------------------------------------------------

                                    [GRAPH]

                                   Consumer Price        Russell 1000
            Select Large Cap         Index - US              Growth
12/31/93      1,000,000              1,000,000             1,000,000
12/31/94        948,384              1,026,749             1,026,561
12/31/95      1,324,983              1,052,812             1,408,288
12/31/96      1,750,686              1,087,791             1,733,917
12/31/97      2,283,227              1,106,310             2,262,535
12/31/98      2,553,381              1,124,143             3,138,235
12/31/99      2,802,807              1,155,007             4,178,330


Comparison of the change in value of a $1,000,000 investment in Evergreen Select Large Cap Blend Fund Class I1, the Russell 1000 Growth and the Consumer Price Index (CPI).

The Russell 1000 Growth is an unmanaged index which does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.


1 Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Index returns do not reflect expenses, which have been deducted from the Fund's return.

Historical performance shown for Class IS from 11/24/1997 to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I pays no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/1997, the returns for Classes I and IS are based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected.

Investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

                                   EVERGREEN
                          Select Large Cap Blend Fund
                          Portfolio Manager Commentary

Portfolio Management Team

The Evergreen Select Large Cap Blend Fund is managed by Timothy M. Stevenson and Eric M. Teal. The team-oriented approach incorporates multiple perspectives to attempt to identify the most attractive opportunities in the market and ensures adherence to the style-specific objectives.

                    [PHOTO]                        [PHOTO]

                   Timothy M.                    Eric M. Teal
                  Stevenson, CFA

Performance

For the six-month period ended December 31, 1999, the Fund's Class I Shares returned 3.53% trailing that of its benchmark, the Russell 1000 Growth Index, which returned 20.56% for the same period. The Fund lagged its benchmark primarily due to under-exposure to semiconductors and electronics equipment makers within the technology sector as well as poor returns among its capital goods and consumer cyclical holdings.


                                   Portfolio
                                Characteristics
                               ------------------
                               (as of 12/31/1999)
Total Net Assets                                                    $344,647,844
Number of Holdings                                                            63
P/E Ratio                                                                  27.4x
Beta                                                                        1.09


Environment

The first half of the Fund's fiscal year was broken into two distinctly different periods, as the market fell sharply during the first three months, then rebounded dramatically in the final quarter of 1999. Negative returns in the opening months were primarily a result of well-publicized Y2K risks, higher crude oil prices and rising interest rates that all combined to concern investors.

In the second half of the fiscal period, the equity markets continued their familiar trend from the past few years, amazing investors by climbing ever higher. Against this backdrop, nearly every major market index posted solid gains, and investors shrugged off earlier fears. The negative factors that threatened the market's continued growth were offset by what the expert's have dubbed "Economic Nirvana"--strong economic growth, benign inflation and low unemployment. These ideal conditions along with strong earnings reports and enthusiasm for equities--the overwhelming asset class of choice--prompted investors to shrug off any negative information, and stock prices soared.


                                Top 5 Industries
                   ------------------------------------------
                   (as a percentage of 12/31/1999 net assets)

Information Services & Technology                                          21.2%
Communication Systems & Services                                           10.7%
Healthcare Products & Services                                             10.4%
Finance & Insurance                                                         8.9%
Banks                                                                       5.9%

                                   EVERGREEN
                          Select Large Cap Blend Fund
                         Portfolio Manager Commentary

Strategy

During the six months, Fund results rose but trailed the S&P 500 Index due to specific stock selection. Relative performance was lost due to significant earnings disappointments from Waste Management and Bank One. A large position in Bank of America also subtracted from total return as rising interest rates penalized most financial services companies. Within the portfolio's financial weighting, we reduced exposure to insurance companies. Lastly, speculation surrounding accounting issues at Tyco resulted in a pull back on one of Wall Street's favorite stocks.

Offsetting some negative factors were strong fourth-quarter performances by the portfolio's technology and communication services holdings. Underlying a modestly overweighted technology position, Microsoft, EMC Corp. and Cisco Systems--three of the Fund's top four holdings--jumped 28.9%, 53.1% and 56.2%, respectively, during the final three months. The portfolio's weighting of communication services stocks was increased in the latter part of the period due to positive underlying fundamentals that this sector currently enjoys. MCI Worldcom, GTE Corp and Motorola represent three holdings within this high-growth sector.

Our strongest performers during the six months were our significant picks in technology with Cisco and EMC Corp rising over 60% and 80%, respectively.
Alcoa, our top holding in the basic metal products and services sector rose over 31%.


                                Top 10 Holdings
                   ------------------------------------------
                   (as a percentage of 12/31/1999 net assets)

Microsoft Corp.                                                             5.4%
General Electric Co.                                                        5.1%
EMC Corp.                                                                   4.6%
Cisco Systems, Inc.                                                         4.5%
MCI WorldCom, Inc.                                                          3.9%
Exxon Mobil Corp.                                                           3.5%
Dayton Hudson Corp.                                                         3.1%
Citigroup, Inc.                                                             3.1%
GTE Corp.                                                                   2.9%
Warner-Lambert Co.                                                          2.6%


Outlook

1999 was a tremendous year for the equity markets and technology stocks in particular, with the technology-heavy NASDAQ gaining over 85%. The economy has continued to be very robust and earnings growth has continued to accelerate upward. We expect the Federal Reserve to make some aggressive moves to slow growth during early 2000. We believe that a higher interest rate environment increases our focus on identifying those companies with sustainable and quality driven earnings. At this point our favorite sectors are still technology, along with basic materials and consumer cyclicals. We also have not given up on utilities, which enjoy historically high yields. Additionally, the financial sector is beginning to look attractive, but we do not want to be too premature in overweighting the group.

                                   EVERGREEN
                          Select Secular Growth Fund
                    Fund at a Glance as of December 31, 1999


 -------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
 -------------------------------------------------------------------------------

                                   Philosophy

Evergreen Select Secular Growth Fund seeks to identify companies that are positioned to capitalize upon favorable secular trends within the U.S. economy. We accomplish this by using highly focused fundamental research along with quantitative tools to select high quality, large cap growth companies that exhibit consistent and accelerating earnings growth.


                                    Process

Stephen Dalton and his team of dedicated analysts utilize a disciplined investment process in order to construct a portfolio of large cap, high quality, growth-oriented companies:

     .    Ideas generated by the Secular Growth Team analysts

     . Daily meetings to discuss buy/sell candidates, establish priorities and discuss the market

     . Analyst recommendations are made to the team; team leaders make final decisions

     .    Quantitative tools are used to verify or challenge recommendations


                                   Benchmark

                     Standard & Poor's 500 Index (S&P 500)


 -------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS1
 -------------------------------------------------------------------------------

Portfolio Inception Date: 12/31/1994               Class I     Class IS
Class Inception Date                              2/26/1999    2/26/1999
Average Annual Returns
6 months                                             50.01%       49.77%
1 year                                               66.30%       65.84%
3 years                                              45.04%       44.67%
5 years                                              39.16%       38.80%
Since Portfolio Inception                            39.19%       38.84%
6-month capital gain distributions per share         $3.27        $3.27


 -------------------------------------------------------------------------------
                                LONG TERM GROWTH
 -------------------------------------------------------------------------------

                                    [GRAPH]

         Select Secular Growth   Consumer Price Index - US      S & P 500

12/31/94      1,000,000                   1,000,000             1,000,000
 6/30/95      1,197,451                   1,018,704             1,202,128
12/31/95      1,366,569                   1,025,384             1,375,833
 6/30/96      1,611,157                   1,046,760             1,514,679
12/31/96      1,709,825                   1,059,452             1,691,658
 6/30/97      1,947,789                   1,070,808             2,040,258
12/31/97      2,215,359                   1,077,488             2,256,050
 6/30/98      2,725,200                   1,088,844             2,655,629
12/31/98      3,137,643                   1,094,856             2,900,693
 6/30/99      3,479,044                   1,110,220             3,260,309
12/31/99      5,219,120                   1,124,916             3,511,398


Comparison of change in value of a $1,000,000 investment in Evergreen Select Secular Growth Fund, Class I1, S&P 500 and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged index which does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.



1 Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Index returns do not reflect expenses, which have been deducted from the Fund's return.

Historical performance shown for Classes I and IS prior to 7/12/1999 is based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected.

Investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

                                   EVERGREEN
                          Select Secular Growth Fund
                         Portfolio Manager Commentary

Portfolio Management

                             Stephen M. Dalton, CFA

Stephen Dalton is the portfolio manager of the Evergreen Select Secular Growth Fund and has 15 years of investment management and research experience, managing growth and balanced portfolios. In addition, he has covered the health care, technology, retail, media and entertainment industries. Prior to joining First Capital, Steve was a Senior Portfolio Manager at CoreStates Investment Advisory, which was acquired by First Union in 1998. Mr. Dalton is supported by a team of three dedicated analysts with a combined 59 years of investment experience.


Performance

For the six-month period ended December 31, 1999, the Fund's Class I Shares posted a 50.01% return. The Fund's performance significantly outpaced its benchmark, the S&P 500, which returned 7.69% for the same period.

                                   Portfolio
                                Characteristics
                              --------------------
                               (as of 12/31/1999)

Total Net Assets                                                    $945,307,303
Number of Holdings                                                            57
P/E Ratio                                                                  67.5x
Beta                                                                        1.29


Environment

The first half of the Fund's six-month period ended 12/31/1999 was broken into two distinctly different periods: the first three months in which the stock market posted negative returns, and the amazing year-end ascent. The one constant through this roller-coaster ride was the strong relative performance by growth stocks.

Underlying this growth-dominated marketplace, was the extraordinary relative performance of the technology sector. In the final three months alone, the technology sector soared nearly 37%. Coupled with rising interest rates that penalized value-oriented equity strategies, the technology-deficient value indices trailed their growth counterparts throughout the period.


                               Top 5 Industries
                  --------------------------------------------
                   (as a percentage of 12/31/1999 net assets)

Information Services & Technology                                          30.5%
Retailing & Wholesale                                                      16.0%
Communication Systems & Services                                           14.2%
Finance & Insurance                                                         9.4%
Healthcare Products & Services                                              6.8%

                                   EVERGREEN
                          Select Secular Growth Fund
                         Portfolio Manager Commentary


Strategy

The Fund emphasizes large capitalization U.S. companies that have generated consistent above-average historical and prospective profitability, as well as issues which we believe will post accelerating earnings growth. The investment process is based on an intensive top-down strategy that identifies secular themes within the U.S. economy, and seeks to exploit them by identifying companies with specific growth characteristics.

Within the technology sector (currently our largest sector weighting, though roughly benchmark weighted) particular emphasis was placed on issues providing internet infrastructure, both hardware and software support, security, high speed access and bandwidth. As technological innovation spurs productivity and continues to drive the U.S. economy, we feel these particular areas are poised to exploit this powerful secular trend. In fact, strong returns by companies in these areas had an extremely positive effect on total return, allowing the Fund to outpace its benchmark and peer group average significantly during the past six months.

Exceptional performance can also be attributed to a strong fourth quarter rebound in the Fund's overweighted position in communication services--another area the Fund enjoys very favorable underlying secular fundamentals. This sector weighting was bolstered in September, with two of the portfolio's holdings in this group--Global Crossing and Metromedia Fiber Networks--soaring 92% and 95%, respectively, in the final three months alone.

Exceptional six-month returns by newly added tech holdings in telecom equipment (JDS Uniphase, up 289%, and Broadcom, up 88%), and internet infrastructure software (Broadvision up 592%, Veritas, 352%, Verisign, 342%, and Sun Microsystems, 125%), played a critical role in the Fund's superior performance.

New positions purchased during the quarter also contributed to strong performance. These include Exodus, the premier web hosting service company, up 101% from our mid-October entry to quarter-end and Nokia, up 92% since early October inclusion in the Fund. Our technology holdings represented the largest sector weighting--46% of the portfolio compared to 43% of the benchmark--and rose a dramatic 99% in the fourth quarter alone.

Though we remain extremely "bullish" on the technology sector over the long term, we strategically took profits from some of our outstanding technology performers in late December, and increased exposure to retail and financial stocks due to both secular and seasonal factors in the first half of 2000.


                                Top 10 Holdings
                  --------------------------------------------
                   (as a percentage of 12/31/1999 net assets)

Home Depot, Inc.                                                            3.2%
American Express Co.                                                        3.1%
Wal-Mart Stores, Inc.                                                       3.1%
Costco Wholesale Corp.                                                      3.1%
Dayton Hudson Corp.                                                         2.9%
VeriSign, Inc.                                                              2.8%
EMC Corp.                                                                   2.7%
Cisco Systems, Inc.                                                         2.5%
Veritas Software Corp.                                                      2.5%
JDS Uniphase Corp.                                                          2.4%


Outlook

Looking ahead, we anticipate continued quiescent inflation. Nevertheless, as we anticipate persistent strong performance from the internet infrastructure and business-to-business e-commerce arenas in technology, we remain bullish on the Fund's positioning. Areas in which we remain especially bullish are telecom equipment and services, internet infrastructure software, web hosting services, and pervasive computing (wireless internet access). We also maintain a favorable outlook for the financial sector, an area exploiting both the demographic influence of higher levels of public investing and the globalization of corporate financial services.

                                   EVERGREEN
                         Select Small Cap Growth Fund
                   Fund at a Glance as of December 31, 1999


 -------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
 -------------------------------------------------------------------------------

                                   Philosophy

The Fund seeks to provide shareholders with long-term growth of capital by investing in small company stocks. We believe that the risk associated with smaller company stocks can be managed effectively by diversification and careful attention to valuation.

                                    Process

The Fund manager uses a fundamental, bottom-up stock selection process, which is research-intensive. The Fund generally invests in stocks of companies which have market capitalization of $1 billion or less and above average long-term growth rates. Our research process identifies buying opportunities in small company stocks of high-quality companies with a competitive advantage, growth-oriented, and reasonably valued.

                                   Benchmark

                           Russell 2000 Growth Index
                             (Russell 2000 Growth)


 -------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS1
 -------------------------------------------------------------------------------

Portfolio Inception Date: 12/28/1995                             Class I
Class Inception Date                                           12/28/1995
Average Annual Returns
6 months                                                          46.15%
1 year                                                            58.84%
3 years                                                           20.43%
Since Portfolio Inception                                         20.42%


 -------------------------------------------------------------------------------
                                LONG TERM GROWTH
 -------------------------------------------------------------------------------

                                    [GRAPH]

             Select Small Cap             CPI              Russell 2000

12/31/95         1,000,000             1,000,000             1,000,000
 6/30/96         1,148,043             1,020,847             1,119,229
12/31/96         1,204,639             1,033,225             1,112,624
 6/30/97         1,231,918             1,044,300             1,170,760
12/31/97         1,296,860             1,050,814             1,256,739
 6/30/98         1,381,194             1,061,889             1,325,311
12/31/98         1,324,461             1,067,752             1,272,237
 6/30/99         1,439,564             1,082,736             1,435,321
12/31/99         2,103,624             1,097,068             1,820,534


Comparison of the change in value of a $1,000,000 investment in Evergreen Select Small Cap Growth Fund Class I1, the Russell 2000 Growth and the Consumer Price Index (CPI).

The Russell 2000 Growth is an unmanaged index which does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.



Smaller capitalization stock investing may offer the potential for greater long term results; however, it is also generally associated with greater volatility due to the higher risk of failure.

1 Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Index returns do not reflect expenses, which have been deducted from the Fund's return.

Investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

                                   EVERGREEN
                         Select Small Cap Growth Fund
                         Portfolio Manager Commentary


Portfolio Management


Evergreen Select Small Cap Growth Fund is managed by Thomas L. Holman. Mr. Holman is a member of the Small Cap Growth Team at Evergreen Investment Management Company, where he manages the Fund and separately managed, small-cap growth accounts. His research responsibilities are focused on telecommunication service companies. Prior to joining Evergreen in 1997, Mr. Holman was a portfolio manager and securities analyst at Invista Capital Management. He developed quantitative models and had co-management responsibility for several small- and mid-cap portfolios. As an analyst, he was a generalist, covering a wide variety of industries, including technology, telecommunications equipment, media services, basic industry, consumer staples and retail. Mr. Holman received both his B.S. and M.B.A degrees from Iowa State University.

                                    [PHOTO]

                                Thomas L. Holman


Performance

Evergreen Select Small Cap Growth Fund performed exceptionally well during the six-month period ended December 31, 1999. The Fund's Class I shares had a total return of 46.15% during the six months, compared to a 26.83% return for the benchmark Russell 2000 Growth Index.

The Fund's heavy emphasis on the technology sector, and good stock selection within the sector, drove performance. Software companies, especially those involved in commerce on the internet, and hardware companies, including manufacturers of semi-conductors and components, all contributed to the Fund's excellent returns.


                                   Portfolio
                                Characteristics
                             --------------------
                              (as of 12/31/1999)
Total Net Assets                                                    $111,493,601
Number of Holdings                                                            70
P/E Ratio                                                                  36.4x
Beta                                                                        1.31


Environment

The most significant development during the six months was the growing realization that technology and its business implications were expanding faster than anyone had anticipated. The internet propelled this growing awareness that technology was both creating new enterprises and changing traditional business operations. "Brick-and-mortar" retailers, for example, began evolving into "click-and-mortar" operations in which their traditional stores became supplemented by catalogue operations and websites. In the business-to-business environment, large enterprises such as General Electric and General Motors implemented new web-based systems, tying their production departments to their supplying companies, creating potentially enormous efficiencies in ordering and receiving supplies from vendors.

Investors' enthusiasm for technology spilled into the initial public offering market. Shares of new technology companies, especially those involved in e-commerce, rose rapidly.

The Fund was very well positioned to take advantage of these trends. Over the six-month period, the Fund's average weighting in technology totaled more than half its net assets. Software company stocks, for

                                   EVERGREEN
                         Select Small Cap Growth Fund
                          Portfolio Manager Commentary

example, averaged 16% of net assets during the period, while hardware averaged 23.6% and telecommunications averaged 12.6% of Fund net assets. All three industries were over-weighted when compared to investment benchmarks. In addition, stock selection within each of these industries was very good, as portfolio holdings outperformed sector benchmarks. The Fund also successfully invested in a number of initial public stock offerings, supporting overall performance.

                                Top 5 Industries
                  --------------------------------------------
                   (as a percentage of 12/31/1999 net assets)

Information Services & Technology                                          31.1%
Business Equipment & Services                                               9.2%
Electronic Equipment & Services                                             8.1%
Electrical Equipment & Services                                             7.9%
Printing, Publishing, Broadcasting &
Entertainment                                                               7.3%


Strategy

Investments in the software industry were the largest contributors to performance, followed by hardware and telecommunications selections.

Electronic commerce was a major link among many of the better performing stocks in the portfolio, including two initial public offerings, or IPOs: Commerce One and Art Technology Group.

Commerce One, 20% of which is owned by General Motors, has developed a software system that manages an electronic marketplace linking major manufacturers, such as GM, with all suppliers, creating significant efficiencies in ordering and supplying parts for the production process. The stock rose 855% after the Fund's acquisition at the IPO. Art Technology Group is in a similar business, producing software that runs electronic commerce sites for other businesses. The Fund invested in the stock at its IPO in mid-July. The investment had appreciated 609% by the end of the period on December 31, 1999.

Other "e-commerce" investments that did particularly well included QRS Corp., which operates a data base for universal product codes for web-based commerce, allowing businesses to easily identify and keep track of products electronically. Its stock rose by 102% during the six-month period. Another successful investment was in Netegrity, which provides security systems for e-commerce operations and is linked to the General Electric system. Its stock rose by 129% after the Fund's investment on September 16, 1999 through the end of 1999.

Clarify, a company that produces software enabling corporations to keep track of all their relationships with customers and suppliers, was a leading performer. The Fund invested in Clarify in mid-August and enjoyed a 259% gain after Clarify received an acquisition offer from Nortel. Another software investment that performed particularly well was Progress Software. The stock of this company, which produces database management software, rose 101% during the six-month period.

The long-term potential of hand-held digital devices for computing and telecommunications drove the performance of many hardware-related investments. Among the successful investments were: Kopin, which makes semi-conductors for digital handsets; Three Five Systems, which manufactures display systems for handsets; and Sandisk, which produces very small semi-conductors that provide memory systems for digital phones.

Telecommunications tends to be dominated by large companies in which the Fund cannot invest. However, we did find opportunities in some smaller telecommunications companies, including Primus Telecom, which operates an international fibre-optic based network, and Rural Cellular, which provides cellular phone service in areas not serviced by the large, national networks.

                                   EVERGREEN
                         Select Small Cap Growth Fund
                          Portfolio Manager Commentary


                                Top 10 Holdings
                  --------------------------------------------
                   (as a percentage of 12/31/1999 net assets)

Kronos, Inc.                                                                3.6%
Documentum, Inc.                                                            2.6%
Universal Electronics, Inc.                                                 2.3%
Startek, Inc.                                                               2.2%
Three Five Systems, Inc.                                                    2.2%
QRS Corp.                                                                   2.2%
Entercom Communications Corp.                                               2.2%
Sandisk Corp.                                                               2.1%
Molecular Devices Corp.                                                     2.1%
Natural Microsystems Corp.                                                  2.1%


Strategy

We adjusted our long-term strategy of investing in small-company growth stocks to gain greater flexibility. We now can maintain investments in fast-growing companies, even if they grow to be larger than the limits of traditional small-cap benchmarks. We believe this flexibility will allow us to keep winning stocks for longer periods of time. While we have made this change, we still intend to keep our focus on small-cap stocks and keep the average market capitalization of holdings within the small-cap universe. As before, new investments will continue to be confined to small-cap stocks. This greater flexibility allowed us to main an investment in one of the Fund's best performing companies during the period, Applied Micro Circuits. It grew to be more than $6 billion in market capitalization. Under our older restrictions, we would have lost the opportunity to benefit from its growth after it reached $2 billion in market capitalization.


Outlook

Even after the strong performance of the past six months, we remain optimistic about the opportunities, particularly in technology. While we see some companies whose stock prices have grown too high for their business fundamentals, we also see significant investment opportunities created by the internet, fibre-optics in networks, and hand-held, wireless communications devices.

In addition, we believe there are excellent values in some non-technology stocks, including cyclical manufacturing and industrial companies whose stocks have been bypassed in the market's enthusiasm for technology. These include aluminum suppliers, paper and commodity processors and suppliers. Many of these companies are well positioned to benefit from the broad expansion of the global economy.

We will continue to exercise our long-term discipline to invest in small, high-growth companies with reasonable stock valuations. Additionally, we will continue to take profits where stock prices have grown more rapidly than justified by a company's future growth opportunities.

                                   EVERGREEN
                        Select Small Company Value Fund
                   Fund at a Glance as of December 31, 1999


 -------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
 -------------------------------------------------------------------------------

                                   Philosophy

Evergreen Select Small Company Value Fund seeks capital appreciation by investing in little-known and relatively small companies. The management team seeks to identify small companies that are favorably priced and have both entrepreneurial managements and catalysts for growth. The investment discipline pays special attention to valuations and diversification by industry and company to reduce the volatility associated with small-cap stocks.

                                    Process

The Fund's management team uses an intensive research process to assemble a diversified stock portfolio of small companies that:

 .  Are potential merger and acquisition candidates;

 .  Have promising new products that can cause a dramatic change in earnings;

 . Are "value-timing" candidates because, while their stock may be temporarily out of favor, they offer the potential of good, long-term appreciation;

 .  Can benefit from re-structuring programs of management


                                   Benchmark

                            Russell 2000 Value Index
                              (Russell 2000 Value)



 -------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS1
 -------------------------------------------------------------------------------

Portfolio Inception Date: 12/23/1997                    Class I       Class IS
Class Inception Date                                   12/23/1997    12/31/1998
Average Annual Returns
6 months                                                   -4.93%        -5.06%
1 year                                                     -3.29%        -4.01%
3 years                                                      n/a           n/a
5 years                                                      n/a           n/a
Since Portfolio Inception                                  -7.21%        -7.70%
6-month income dividends per share                         $0.02         $0.01


 -------------------------------------------------------------------------------
                                LONG TERM GROWTH
 -------------------------------------------------------------------------------

                                    [GRAPH]

             Evergreen Select       Consumer Price          Russell 2000
             Sm Comp Value I          Index - US                 Value
12/31/97        1,000,000               1,000,000             1,000,000
 6/30/98          985,352               1,010,539             1,044,373
12/31/98          865,689               1,016,119               935,505
 6/30/99          880,655               1,030,378               984,678
12/31/99          837,249               1,044,017               921,555


Comparison of the change in value of a $1,000,000 investment in Evergreen Select Small Company Value Fund Class I1, the Russell 2000 Value and the Consumer Price Index (CPI).

The Russell 2000 Value is an unmanaged index which does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Index returns do not reflect expenses, which have been deducted from the Fund's return.

Historical performance shown for Class IS prior to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I pays no 12b-1 fee. If these fees had been reflected returns would have been lower.

Smaller capitalization stock investing may offer the potential for greater long term results; however, it is also generally associated with greater volatility due to the higher risk of failure.

Investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

                                   EVERGREEN
                        Select Small Company Value Fund
                          Portfolio Manager Commentary


Portfolio Management

Evergreen Select Small Company Value Fund is managed by Jordan Alexander, CFA. Mr. Alexander joined Evergreen Asset Management Corp. in 1998, and is now a Vice President of the firm. Earlier in his career, he was a health care associate analyst at PaineWebber Incorporated and a senior financial analyst and auditor at Arthur Andersen LLP.

                                    [PHOTO]

                             Jordan Alexander, CFA


Performance

Evergreen Select Small Company Value Fund outperformed its benchmark during a very difficult period for small cap value investing. For the six-month period ended December 31, 1999, the Fund's Class I shares generated a total return of
 4.93%, compared with the Russell 2000 Value Index, a common benchmark of small company value investing, which had a total return of -6.41%. The performance of the Fund during the period was helped by strong gains in several issues in the technology/communications and health care sectors.


                                   Portfolio
                                Characteristics
                              --------------------
                               (as of 12/31/1999)

Total Net Assets                                                     $85,115,454
Number of Holdings                                                            83
P/E Ratio                                                                  20.9x
Beta                                                                         N/A


Environment

The final six months of 1999 offered a very difficult environment for small cap value investing. During this period, market leadership tended to be narrowly focused on a relatively small group of large cap growth and technology companies. While the Russell 2000 did well, performance tended to be limited to issues in the technology sector, especially companies focused on the internet, and initial public stock offerings. The Fund invests in attractively valued small cap companies with a history of stable earnings growth, and issues with these characteristics tended to be ignored by the market.


                                Top 5 Industries
                  --------------------------------------------
                   (as a percentage of 12/31/1999 net assets)

Banks                                                                      13.1%
Retailing & Wholesale                                                      13.0%
Building, Construction & Furnishings                                       12.2%
Consumer Products & Services                                               12.0%
Healthcare Products & Services                                             10.1%

                                   EVERGREEN
                        Select Small Company Value Fund
                          Portfolio Manager Commentary


Strategy

The present management team assumed responsibility for the Fund in September and began to restructure the portfolio. As part of the restructuring, we reduced the Fund's weighting in the financial services sector and removed issues that we believe had deteriorating business fundamentals and lacked catalysts for better stock performance. In addition, we began to add attractively valued investments in the technology and health care sectors. As we pursued this restructuring, we pared down the number of portfolio holdings by a third, reducing the number of companies from 128 on June 30 to 83 on December 31, 1999. In general, we did not change industry allocations significantly, although we did reduce Fund holdings in the financial sector, which we believe continue to be vulnerable in a rising interest rate environment.

The restructuring helped the performance of the Fund during the final two months of the fiscal period. Contributors to the improved performance included a number of issues in the technology, health care and telecommunications sectors. For example, approximately half of the 20 best performers in the Fund during the period were either new names or additions to existing holdings. These issues included Arthrocare and new names in the technology/communications sector, such as CSG Systems and SBS Technologies. Arthrocare, which appreciated 326.3% during the period, is developing several new products for the arthroscopy market. We initiated our position in Arthrocare early last year when the stock was trading at a forward price-earnings multiple of approximately 16x. The stock has performed very well, as investors began to focus on the company's opportunities in the spinal surgery and cosmetic surgery markets. CSG Systems, which appreciated 63.2% during the period, provides customer care and billing systems for the communications market. The company maintains its internally developed software and is benefiting from the trend toward billing/customer service outsourcing in the cable TV industry. CSG should see strong earnings growth over the next several years as subscriber revenues increase from new services offered by cable operators. SBS Technologies, which gained 44.6%, designs custom embedded computer products that are used in the aerospace, computer and telecommunications industries. The company's performance has been helped by several design wins in the rapidly growing telecommunications market.

Other new holdings that helped the Fund's performance included Whole Foods Market, which appreciated 41.6%, and Guess? Inc., which rose 32.1%. While many of the portfolio additions had a positive impact on performance, the Fund was hurt by a heavy weighting in financials, consumer cyclicals and consumer staples. Many of the issues in these sectors were affected by investors' concerns over rising interest rates.


                                Top 10 Holdings
                  --------------------------------------------
                   (as a percentage of 12/31/1999 net assets)

Whole Foods Market, Inc.                                                    3.0%
Michael Foods, Inc.                                                         2.6%
Alpharma, Inc., Cl. A                                                       2.5%
Interim Services, Inc.                                                      2.1%
SBS Technologies, Inc.                                                      2.0%
Micros Systems, Inc.                                                        2.0%
Ross Stores, Inc.                                                           2.0%
Civic Bancorp.                                                              1.9%
Genlyte Group, Inc.                                                         1.9%
Furniture Brands International, Inc.                                        1.8%

                                   EVERGREEN
                        Select Small Company Value Fund
                          Portfolio Manager Commentary


Outlook

We are very positive about the potential for strong small-cap stock performance as valuations of small-caps relative to larger companies are at some of the most attractive levels in many years. In the past, the small-cap sector posted dramatic gains following similar periods of underperformance. For example, small-caps more than doubled in 1975-76 and were up over 65% in 1990-91 after declining about 20% in the preceding year. The acceleration of stock buybacks and merger and acquisition activity in the small-cap sector could provide a catalyst for the small-cap sector this year. Favorable small-cap performance has generally coincided with periods of strong cyclical growth, lower relative cost of capital, and a more profitable business environment. While the cost of capital for small-cap companies relative to larger companies suggests uncertainty, the overall economic outlook for earnings growth and profitability supports a favorable trend.

                                   EVERGREEN
                         Select Social Principles Fund
                    Fund at a Glance as of December 31, 1999


 -------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
 -------------------------------------------------------------------------------

                                   Philosophy

Evergreen Select Social Principles Fund invests in the stocks of mid-sized U.S. companies, average market capitalization of $3 billion. The Fund emphasizes companies that generally respect human rights, play a role in local communities, and produce useful products in an environmentally sound way. This philosophy holds that socially conscious investing promotes responsible values without impairing long-term performance.

                                    Process

The Fund utilizes a fundamental, bottom-up stock selection process which is research intensive. In addition, the Fund utilizes an external Advisory Board whose role is to develop and continually review guiding policies and principles of social investing. All holdings are periodically reviewed to assure adherence to the Advisory Board Standards.

                                   Benchmark

                       Standard & Poor's MidCap 400 Index
                                (S&P MidCap 400)


 -------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS1
 -------------------------------------------------------------------------------

Portfolio Inception Date: 5/31/1988                Class I      Class IS
Class Inception Date                              11/24/1997    3/12/1998
Average Annual Returns
6 months                                               5.53%        5.38%
1 year                                                 6.95%        6.68%
3 years                                               12.71%       12.39%
5 years                                               18.14%       17.83%
10 years                                              13.84%       13.56%
Since Portfolio Inception                             13.88%       13.60%
6-month income dividends per share                    $0.06        $0.04
6-month capital gain distributions per share          $8.48        $8.48


 -------------------------------------------------------------------------------
                                LONG TERM GROWTH
 -------------------------------------------------------------------------------

                                    [GRAPH]

         Select Social Priniciples  Consumer Price Index - US   S & P 400 Midcap

12/31/89         1,000,000                 1,000,000             1,000,000
12/31/90           923,575                 1,061,063               948,811
12/31/91         1,328,376                 1,093,577             1,424,143
12/31/92         1,460,974                 1,125,297             1,593,830
12/31/93         1,601,794                 1,156,225             1,815,798
12/31/94         1,588,316                 1,187,153             1,751,021
12/31/95         2,187,987                 1,217,288             2,290,121
12/31/96         2,552,891                 1,257,732             2,729,431
12/31/97         3,151,017                 1,279,144             3,604,695
12/31/98         3,418,618                 1,299,762             4,293,463
12/31/99         3,656,298                 1,335,448             4,923,001


Comparison of the change in value of a $1,000,000 investment in Evergreen Select Social Principles Fund Class I1, S&P MidCap 400 and the Consumer Price Index
(CPI).

The S&P MidCap 400 is an unmanaged index which does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Index returns do not reflect expenses, which have been deducted from the Fund's return.

Historical performance shown for Class IS from 11/24/1997 to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I pays no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/1997, the returns for Classes I and IS are based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF were not registered under the 1940 Act and were not subject to certain investment restrictions. If the CTF had been registered, their performance might have been adversely affected.

Investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

                                   EVERGREEN
                         Select Social Principles Fund
                          Portfolio Manager Commentary


Portfolio Management Team


                   [PHOTO]                      [PHOTO]

                  Jay Zelko            Timothy M. Stevenson, CFA


                                    [PHOTO]

                                 Eric. M. Teal

Performance

For the six-month period ended December 31, 1999, the Evergreen Select Social Principles Fund, Class I Shares', 5.53% return narrowly trailed that of its benchmark, the S&P Midcap 400 Index, which returned 7.35% for the same period. The Fund lagged its benchmark during the first three months due primarily to poor performance among its capital goods holdings. Strong relative returns in the final three months can be attributed to solid gains within the portfolio's technology exposure.


                                   Portfolio
                                Characteristics
                              -------------------
                               (as of 12/31/1999)

Total Net Assets                                                   $106,662,925
Number of Holdings                                                           68
P/E Ratio                                                                 23.0x
Beta                                                                       1.26


Environment

The first half of the Fund's fiscal year was divided into two distinctly different periods, as the market fell during the first three months, then rebounded sharply in the final quarter of 1999. Negative returns in the opening months were primarily a result of well-publicized Y2K risks, higher crude oil prices and rising interest rates that all combined to concern investors.

The market's second half comeback was a due to ideal economic conditions--strong economic growth, benign inflation and low unemployment--along with strong earnings reports, prompting investors to shrug off negative information and drive stock prices higher.



                                Top 5 Industries
                 --------------------------------------------
                   (as a percentage of 12/31/1999 net assets)

Information Services & Technology                                          28.0%
Retailing & Wholesale                                                       8.3%
Healthcare Products & Services                                              7.1%
Finance & Insurance                                                         6.5%
Food & Beverage Products                                                    6.4%

                                   EVERGREEN
                         Select Social Principles Fund
                          Portfolio Manager Commentary



Strategy

The Fund lost ground during the volatile third quarter of 1999, but exceeded its benchmark during the fourth quarter. Technology and communication services represented two of the market's hottest-performing areas during the fourth quarter, and the portfolio's overweighted position in both aided the Fund's performance. Strong gains from computer hardware maker EMC Corp., up over 85%, improved results. Other technology stocks in the fiberoptic and software industries contributed to strong absolute performance: Veritas Software rose over 230%, JDS Uniphase gained over 225%, and semiconductor company, PMC-Sierra, jumped 120%.

Within a number of the portfolio's sector weightings, we remain strategically positioned to capitalize on specific subsectors that enjoy strong fundamentals. Underlying our technology exposure is an emphasis on semi-conducters and software manufacturers. Within our financial services weighting, we decreased exposure to insurance companies and we reduced the portfolio's weighting of medical services stocks within an already underweighted healthcare position.
Due to strong seasonal factors and positive underlying fundamentals in the retail sector, the portfolio remains very committed to this area. Current holdings include Best Buy, Circuit City and Abercrombie & Fitch. Conversely, we remain underweighted in the utility sector.



                                Top 10 Holdings
                   ------------------------------------------
                   (as a percentage of 12/31/1999 net assets)

PMC-Sierra, Inc.                                                            6.5%
Veritas Software Corp.                                                      6.0%
Qwest Communications International, Inc.                                    3.6%
Teradyne, Inc.                                                              3.6%
Best Buy Co., Inc.                                                          3.3%
Compuware Corp.                                                             3.3%
Sanmina Corp.                                                               2.9%
Siebel Systems, Inc.                                                        2.3%
Tellabs, Inc.                                                               2.2%
United States Food Services                                                 2.1%



Outlook

We continue to hold an optimistic outlook for mid-cap equities. Though mid-cap stocks have underperformed their large-cap brethren for the past few years, there are signs that a market rotation may be taking place. Our forecast proved a few months premature, but the rotation definitely transpired during the final three months of 1999 as mid-cap stocks outpaced their larger counterparts.

We believe this valuation disparity between large-cap and smaller-cap stocks as well as mid-caps' own strong fundamentals, will attract investors to mid-cap equities. We anticipate mid-caps' solid performance to continue and enthusiastically look forward to the next few years.

                                   EVERGREEN
                          Select Strategic Growth Fund
                    Fund at a Glance as of December 31, 1999

 -------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
 -------------------------------------------------------------------------------

                                   Philosophy

Evergreen Select Strategic Growth Fund is a growth-style equity product that emphasizes large and mid-sized U.S. companies. We believe that superior long-term returns can be achieved through a disciplined approach of investing in stocks with excellent historical and future earnings growth.

                                    Process

The Fund is managed by two investment professionals who utilize a unique blend of quantitative and qualitative fundamental analysis. This bottom-up stock selection process is research-intensive and identifies companies which exhibit strong current fundamentals, histories of superior earnings/dividend growth and rising earnings expectations.

                                   Benchmark

                           Russell 1000 Growth Index
                             (Russell 1000 Growth)


 -------------------------------------------------------------------------------
                          PERFORMANCE AND RETURNS1
 -------------------------------------------------------------------------------
Portfolio Inception Date: 12/31/1994                    Class I      Class IS
Class Inception Date                                   11/24/1997    2/27/1998
Average Annual Returns
6 months                                                 41.30%        41.13%
1 year                                                   58.29%        57.88%
3 years                                                  37.04%        36.67%
Since Portfolio Inception                                34.59%        34.24%
6-month income dividends per share                       $0.02         $0.00
6-month capital gain distributions per share             $8.05         $8.05

 -------------------------------------------------------------------------------
                                LONG TERM GROWTH
 -------------------------------------------------------------------------------

                                    [GRAPH]



                        Class I              CPI       Russell 1000 Growth
      12/31/94         1,000,000          1,000,000          1,000,000
       6/30/95         1,209,641          1,018,704          1,202,924
      12/31/95         1,382,642          1,025,384          1,371,851
       6/30/96         1,516,114          1,046,760          1,537,472
      12/31/96         1,715,660          1,059,452          1,689,055
       6/30/97         2,004,134          1,070,808          2,019,276
      12/31/97         2,242,768          1,077,488          2,203,996
       6/30/98         2,621,608          1,088,844          2,653,042
      12/31/98         2,789,394          1,094,856          3,057,038
       6/30/99         3,124,954          1,110,220          3,376,522
      12/31/99         4,416,398          1,124,916          4,070,222


Comparison of the change in value of a $1,000,000 investment in Evergreen Select Strategic Growth Fund Class I1, the Russell 1000 Growth and the Consumer Price Index (CPI).

The Russell 1000 Growth is an unmanaged index which does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Index returns do not reflect expenses, which have been deducted from the Fund's return.

Historical performance shown for Class IS from 11/24/1997 to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I pays no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/1997, the returns for Classes I and IS are based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected.

Investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

                                   EVERGREEN
                          Select Strategic Growth Fund
                          Portfolio Manager Commentary


Portfolio Management Team

David M. Chow, CFA and W. Shannon Reid, CFA manage the Evergreen Select Strategic Growth Fund. They have over 29 years combined investment experience and boast a unique blend of quantitative and traditional fundamental analysis skills.


                 [PHOTO]                               [PHOTO]


          David M. Chow, CFAW.                    Shannon Reid, CFA



Performance

The Evergreen Select Strategic Growth Fund, Class I Shares, advanced 41.30% for the six-month period ended December 31, 1999. This performance significantly outpaced our benchmark, the Russell 1000 Growth Index, which returned 20.56% for the same period.



                                   Portfolio
                                Characteristics
                                ---------------
                               (as of 12/31/1999)

Total Net Assets                                                    $731,040,556
Number of Holdings                                                            62
P/E Ratio                                                                  45.5x
Beta                                                                        1.25



Environment

A strong domestic economy, an improving global economic outlook and the absence of signs of inflation drove stock market indices to record valuation levels during this reporting period. The macro-economic environment notwithstanding, the Fund's management team continues to employ a combination of quantitative and qualitative investment analysis that seeks to identify companies that will exhibit superior and sustainable earnings growth. This methodology has resulted in a portfolio currently skewed towards technology and consumer cyclicals and underweighted in traditional growth oriented sectors such as consumer staples and health care.


Strategy

Technology stocks were the undisputed winners for the reporting period and the year. As of December 31, 1999, this group represented the Fund's largest sector. Within the sector we continue to emphasize three trends: (1) technological advances in communications networks, (2) the growth in demand for enterprise information storage solutions and (3) business-to-business electronic commerce.

                                   EVERGREEN
                          Select Strategic Growth Fund
                          Portfolio Manager Commentary


Cisco Systems and JDS Uniphase, two of the Fund's larger holdings, are prime beneficiaries of this first trend. Cisco is the dominant player in data communications infrastructure equipment controlling more than three-quarters of the market for key internet backbone products such as routers and switches. JDS Uniphase is the leading component provider for advanced fiber optics networks utilizing a relatively new technology called dense-wavelength divisional multiplexing. On the enterprise information storage front, EMC Corporation is the undisputed leader. This market will continue to experience explosive growth, as the global economy increasingly becomes information based. Business-to-business electronic commerce companies became the darlings of Wall Street in the latter half of 1999. Issues held by the Fund in this area include Broadvision and Siebel Systems. While we are optimistic regarding the growth opportunities for these companies we have recently trimmed positions given the recent rapid price appreciation of the stocks.



                                Top 5 Industries
                   ------------------------------------------
                   (as a percentage of 12/31/1999 net assets)

Information Services & Technology                                          33.8%
Healthcare Products & Services                                             12.2%
Communication Systems & Services                                           10.8%
Retailing & Wholesale                                                       9.6%
Telecommunication Services & Equipment                                      5.1%



Consumer cyclicals represented the Fund's second largest sector weighting at 21% versus 18% for the benchmark. Healthy consumer spending patterns, innovative business models, and strong management teams were the factors shared by our top performers. These included Yahoo (up 151% for the period), America Online (up 38%), Home Depot (up 60%) and Wal-Mart (up 43%). We have always included Yahoo and America Online in the media subsector of consumer cyclicals as opposed to technology, a definition we believe was validated by the recently announced AOL/Time Warner merger.

Our exposure to health care at 12% is below that of the benchmark's 13%. The underweighting is attributable to our concerns toward decelerating earnings growth for many of these companies as well as rhetoric regarding increased regulation as we cycle through the presidential campaign.

Likewise, we are underweighted in consumer staples. We find this group generally unattractive given their relatively low top line growth and premium valuations.


                                Top 10 Holdings
                   ------------------------------------------
                   (as a percentage of 12/31/1999 net assets)

Cisco Systems, Inc.                                                        5.8%
Microsoft Corp.                                                            5.6%
Yahoo!, Inc.                                                               4.1%
General Electric Co.                                                       3.3%
Lucent Technologies, Inc.                                                  2.6%
Johnson & Johnson                                                          2.5%
Home Depot, Inc.                                                           2.5%
America Online, Inc.                                                       2.4%
Procter & Gamble Co.                                                       2.4%
EMC Corp.                                                                  2.3%



Outlook

The past six months has been an extraordinary market environment. We urge investors not to expect returns of this magnitude to continue indefinitely. For the near term, stock valuations in certain areas are overextended. Nevertheless, we remain positive. Growth stock investing is ultimately about identifying companies that will produce superior and sustainable earnings growth. Given the extraordinary events taking place in the fields of technology, economics and global politics, we believe these opportunities are more abundant than ever.

                                   EVERGREEN
                           Select Strategic Value Fund
                    Fund at a Glance as of December 31, 1999

 -------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
 -------------------------------------------------------------------------------

                                   Philosophy

Evergreen Select Strategic Value Fund is a value-style equity fund which emphasizes large and mid-capitalization U.S. companies. This philosophy holds that stocks, over time, can become mispriced relative to their true value and that attractive opportunities can be identified through a combination of quantitative analysis and rigorous fundamental research.

                                    Process

Following the initial screening by our proprietary model which determines that a stock is selling at a reasonable valuation level, the Strategic Value team employs a labor intensive research effort in order to identify clues to uncover value. Qualitative factors which are analyzed include industry leadership, quality of management, the company's current competitive position and future earnings prospects.


                                   Benchmark

                            Russell 1000 Value Index
                              (Russell 1000 Value)

 -------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS1
 -------------------------------------------------------------------------------
Portfolio Inception Date: 12/31/1981                    Class I       Class IS
Class Inception Date                                   11/24/1997    3/11/1998
Average Annual Returns
6 months                                                  -1.87%       -2.00%
1 year                                                     9.06%        8.80%
3 years                                                   15.31%       15.05%
5 years                                                   20.79%       20.51%
10 years                                                  14.19%       13.91%
Since Portfolio Inception                                 16.86%       16.58%
6-month income dividends per share                        $1.63        $1.37
6-month capital gain distributions per share              $4.19        $4.19


 -------------------------------------------------------------------------------
                                LONG TERM GROWTH
 -------------------------------------------------------------------------------

                                    [GRAPH]

                        Class I               CPI        Russell 1000 Value
        6/30/89        1,000,000           1,000,000          1,000,000
        6/30/90          871,191           1,061,063            919,165
        6/30/91        1,063,238           1,093,577          1,145,329
        6/30/92        1,272,913           1,125,297          1,303,510
        6/30/93        1,440,274           1,156,225          1,539,748
        6/30/94        1,466,163           1,187,153          1,509,126
        6/30/95        1,954,466           1,217,288          2,087,871
        6/30/96        2,458,529           1,257,732          2,539,685
        6/30/97        3,251,555           1,279,144          3,433,545
        6/30/98        3,456,038           1,299,762          3,970,216
        6/30/99        3,768,732           1,335,448          4,262,214



Comparison of the change in value of a $1,000,000 investment in Evergreen Select Strategic Value Fund Class I1, Russell 1000 Value and the Consumer Price Index
(CPI).

The Russell 1000 Value is an unmanaged index which does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Index returns do not reflect expenses, which have been deducted from the Fund's return.

Historical performance shown for Class IS from 11/24/1997 to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I pays no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/1997, the returns for Classes I and IS are based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected.

Investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

                                   EVERGREEN
                           Select Strategic Value Fund
                          Portfolio Manager Commentary


Portfolio Management


                                    [PHOTO]


                                Timothy O'Grady



Performance

For the six-month period ended December 31, 1999, the -1.87% return of the Evergreen Select Strategic Value Fund, Class I Shares, outpaced that of its benchmark, the Russell 1000 Value Index, which returned -4.89% for the same period. Strong relative performance during the period can be primarily attributed to a strategic overweighting and stock selection within the technology sector.



                                   Portfolio
                                Characteristics
                                ---------------
                               (as of 12/31/1999)

Total Net Assets                                                    $763,143,554
Number of Holdings                                                            45
P/E Ratio                                                                  16.3x
Beta                                                                        0.92



Environment

U.S. equity investors experienced a roller-coaster ride over the past six months, as the S&P 500 Index fell in the first three months before rebounding nearly 15% in the latter half of the period. Equity investors were concerned by rising interest rates, inflationary and Y2K fears in the opening months, but then simply shrugged off these negative events and drove every major equity index higher during the fourth quarter of 1999.

Underlying the entire six-month period was the market's insatiable appetite for technology stocks. This ultra-growth segment of the market proved to be the best performer in 1999, and its dramatic rise was the primary reason growth stocks have again outperformed their value-oriented (and technology-deficient) counterparts. In the fourth quarter alone, the Russell 1000 Growth Index outpaced the Russell 1000 Value Index by nearly 20%.


                                Top 5 Industries
                   ------------------------------------------
                   (as a percentage of 12/31/1999 net assets)

Banks                                                                      12.3%
Oil/Energy                                                                 11.8%
Finance & Insurance                                                         9.4%
Utilities-Telephone                                                         8.9%
Telecommunication Services & Equipment                                      8.2%

                                   EVERGREEN
                           Select Strategic Value Fund
                          Portfolio Manager Commentary



Strategy

Despite a difficult period for value investors, the Evergreen Select Strategic Value Fund posted strong relative returns. Throughout the period we maintained a technology weighting of roughly 1.5x that of our benchmark--the maximum weighting permitted. However, we sold some of the portfolio's technology holdings to lock-in extraordinary gains and reduce our overall exposure to this group.

Financial services stocks represent another strong sector weighting, and within this area we modified our bank focus early in the six-month period. Specifically, we elected to eliminate First American, Summit Bancorporation and Fleet Financial as portfolio holdings. Due to acquisition activity as well as other declining fundamentals, we downgraded our outlook for these companies and removed them from the portfolio. Offsetting these transactions were purchases of Wells Fargo and Bank of America, two companies enjoying the fundamental competitive advantages and differentiation theme we find attractive. In the case of both companies, they possess scale, breadth and intermediation of products and services and a superior technology platform.

Within the consumer discretionary sector we moved to sell our positions in V.F. Corporation and Sears, while initiating a position in Lowe's. Strong performers during the six months include Nokia (up 108.7%), Alcoa (up 35.0%), Century Telephone (up 19.4%), and Alltell (up 16.6%).



                                Top 10 Holdings
                   ------------------------------------------
                   (as a percentage of 12/31/1999 net assets)

Alcoa, Inc.                                                                4.3%
Exxon Mobil Corp.                                                          3.7%
Chase Manhattan Corp.                                                      3.5%
Black & Decker Corp.                                                       3.4%
AT&T Corp.                                                                 3.3%
GTE Corp.                                                                  3.2%
Mead Corp.                                                                 3.2%
Centurytel, Inc.                                                           3.1%
Citigroup, Inc.                                                            3.1%
Disney (Walt) Co.                                                          3.0%



Outlook

Despite the current euphoria over growth stocks, the fundamental reasons for owning value stocks discussed in our earlier reports have not altered. In fact, evidence continues to accumulate supporting our stance and outlook. The domestic economy continues on a sustainable growth path and many foreign economies are recovering from depressed levels. Corporate earnings momentum continues positive, both on an absolute basis and relative to expectations.

                                   EVERGREEN
                              Select Balanced Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                      Six Months Ended   Year Ended June 30,
                                     December 31, 1999 # ----------------------
                                         (Unaudited)       1999     1998 (a)
CLASS I SHARES
Net asset value, beginning of
 period                                   $  13.56       $   13.39  $   12.58
                                          --------       ---------  ---------
Income from investment operations
Net investment income                         0.21            0.46       0.16
Net realized and unrealized gains             1.32            0.27       0.81
                                          --------       ---------  ---------
Total from investment operations              1.53            0.73       0.97
                                          --------       ---------  ---------
Distributions to shareholders from
Net investment income                        (0.25)          (0.42)     (0.16)
Net realized gains                           (0.53)          (0.14)         0
                                          --------       ---------  ---------
Total distributions to shareholders          (0.78)          (0.56)     (0.16)
                                          --------       ---------  ---------
Net asset value, end of period            $  14.31       $   13.56  $   13.39
                                          --------       ---------  ---------
Total return                                 11.60%           5.70%      7.76%
Ratios and supplemental data
Net assets, end of period
 (thousands)                              $645,161       $ 658,733  $ 723,850
Ratios to average net assets
 Expenses++                                   0.66%+          0.69%      0.70%+
 Net investment income                        3.06%+          3.47%      2.80%+
Portfolio turnover rate                         88%             60%        37%

                                      Six Months Ended   Year Ended June 30,
                                     December 31, 1999 # ----------------------
                                         (Unaudited)       1999     1998 (b)
CLASS IS SHARES
Net asset value, beginning of
 period                                   $  13.59       $   13.42  $   13.34
                                          --------       ---------  ---------
Income from investment operations
Net investment income                         0.18            0.35       0.07
Net realized and unrealized gains             1.34            0.35       0.09
                                          --------       ---------  ---------
Total from investment operations              1.52            0.70       0.16
                                          --------       ---------  ---------
Distributions to shareholders from
Net investment income                        (0.23)          (0.39)     (0.08)
Net realized gains                           (0.53)          (0.14)         0
                                          --------       ---------  ---------
Total distributions to shareholders          (0.76)          (0.53)     (0.08)
                                          --------       ---------  ---------
Net asset value, end of period            $  14.35       $   13.59  $   13.42
                                          --------       ---------  ---------
Total return                                 11.48%           5.43%      1.23%
Ratios and supplemental data
Net assets, end of period
 (thousands)                              $  1,038       $     405  $     215
Ratios to average net assets
 Expenses++                                   0.91%+          0.93%      0.95%+
 Net investment income                        2.73%+          3.35%      2.58%+
Portfolio turnover rate                         88%             60%        37%

(a) For the period from January 22, 1998 (commencement of class operations) to June 30, 1998.
(b) For the period from April 9, 1998 (commencement of class operations) to June 30, 1998.
+   Annualized.
++ The ratio of expenses to average net assets includes fee waivers and ex-cludes expense reductions.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Select Core Equity Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                     Six Months Ended   Year Ended June 30,
                                     December 31, 1999 ----------------------
                                        (Unaudited)       1999      1998 (a)
CLASS I SHARES
Net asset value, beginning of
 period                                 $    92.30     $    92.59  $    82.97
                                        ----------     ----------  ----------
Income from investment operations
Net investment income                         0.22           0.72        0.51
Net realized and unrealized gains             6.61           7.51        9.62
                                        ----------     ----------  ----------
Total from investment operations              6.83           8.23       10.13
                                        ----------     ----------  ----------
Distributions to shareholders from
Net investment income                        (0.20)         (0.69)      (0.51)
Net realized gains                           (9.10)         (7.83)          0
                                        ----------     ----------  ----------
Total distributions to shareholders          (9.30)         (8.52)      (0.51)
                                        ----------     ----------  ----------

Net asset value, end of period          $    89.83     $    92.30  $    92.59
                                        ----------     ----------  ----------
Total return                                  8.02%          9.82%      12.23%
Ratios and supplemental data
Net assets, end of period
 (thousands)                            $2,671,204     $1,913,483  $1,952,436
Ratios to average net assets
 Expenses++                                   0.69%+         0.67%       0.70%+
 Net investment income                        0.53%+         0.83%       0.96%+
Portfolio turnover rate                          5%            55%         22%

                                     Six Months Ended   Year Ended June 30,
                                     December 31, 1999 ----------------------
                                        (Unaudited)       1999      1998 (b)
CLASS IS SHARES
Net asset value, beginning of
 period                                    $ 86.54        $ 87.33     $ 80.21
                                        ----------     ----------  ----------
Income from investment operations
Net investment income                         0.12           0.48        0.27
Net realized and unrealized gains             6.15           7.02        7.16
                                        ----------     ----------  ----------
Total from investment operations              6.27           7.50        7.43
                                        ----------     ----------  ----------
Distributions to shareholders from
Net investment income                        (0.10)         (0.46)      (0.31)
Net realized gains                           (9.10)         (7.83)          0
                                        ----------     ----------  ----------
Total distributions to shareholders          (9.20)         (8.29)      (0.31)
                                        ----------     ----------  ----------

Net asset value, end of period             $ 83.61        $ 86.54     $ 87.33
                                        ----------     ----------  ----------
Total return                                  7.89%          9.53%       9.27%
Ratios and supplemental data
Net assets, end of period
 (thousands)                               $47,460        $30,240     $18,244
Ratios to average net assets
 Expenses++                                   0.94%+         0.92%       0.95%+
 Net investment income                        0.27%+         0.56%       0.60%+
Portfolio turnover rate                          5%            55%         22%

(a) For the period from November 24, 1997 (commencement of class operations) to June 30, 1998.
(b) For the period from February 4, 1998 (commencement of class operations) to June 30, 1998.
+   Annualized.
++ The ratio of expenses to average net assets includes fee waivers and ex-cludes expense reductions.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Select Diversified Value Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                       Six Months Ended  Year Ended June 30,
                                       December 31, 1999 ----------------------
                                          (Unaudited)      1999     1998 (a)
CLASS I SHARES
Net asset value, beginning of period       $  27.65      $   26.22  $   23.81
                                           --------      ---------  ---------
Income from investment operations
Net investment income                          0.07           0.22       0.14
Net realized and unrealized gains              1.89           2.06       2.41
                                           --------      ---------  ---------
Total from investment operations               1.96           2.28       2.55
                                           --------      ---------  ---------
Distributions to shareholders from
Net investment income                         (0.09)         (0.20)     (0.14)
Net realized gains                            (1.08)         (0.65)         0
                                           --------      ---------  ---------
Total distributions to shareholders           (1.17)         (0.85)     (0.14)
                                           --------      ---------  ---------

Net asset value, end of period             $  28.44      $   27.65  $   26.22
                                           --------      ---------  ---------
Total return                                   7.27%          9.08%     10.72%
Ratios and supplemental data
Net assets, end of period (thousands)      $543,140      $ 606,355  $ 797,352
Ratios to average net assets
 Expenses++                                    0.62%+         0.62%      0.68%+
 Net investment income                         0.53%+         0.88%      1.24%+
Portfolio turnover rate                          23%            76%        56%

                                       Six Months Ended  Year Ended June 30,
                                       December 31, 1999 ----------------------
                                          (Unaudited)      1999     1998 (b)
CLASS IS SHARES
Net asset value, beginning of period       $  27.33      $   25.93  $   26.56
                                           --------      ---------  ---------
Income from investment operations
Net investment income                          0.04           0.12       0.06
Net realized and unrealized gains or
 losses                                        1.86           2.07      (0.64)
                                           --------      ---------  ---------
Total from investment operations               1.90           2.19      (0.58)
                                           --------      ---------  ---------
Distributions to shareholders from
Net investment income                         (0.06)         (0.14)     (0.05)
Net realized gains                            (1.08)         (0.65)         0
                                           --------      ---------  ---------
Total distributions to shareholders           (1.14)         (0.79)     (0.05)
                                           --------      ---------  ---------

Net asset value, end of period             $  28.09      $   27.33  $   25.93
                                           --------      ---------  ---------
Total return                                   7.11%          8.77%     (2.19%)
Ratios and supplemental data
Net assets, end of period (thousands)      $  1,413      $   1,384  $     210
Ratios to average net assets
 Expenses++                                    0.87%+         0.88%      0.93%+
 Net investment income                         0.28%+         0.62%      0.80%+
Portfolio turnover rate                          23%            76%        56%

(a) For the period from January 22, 1998 (commencement of class operations) to June 30, 1998.
(b) For the period from March 31, 1998 (commencement of class operations) to June 30, 1998.
+   Annualized.
++ The ratio of expenses to average net assets includes fee waivers and ex-cludes expense reductions.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Large Cap Blend Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                       Six Months Ended  Year Ended June 30,
                                       December 31, 1999 --------------------
                                          (Unaudited)    1999 (d)   1998 (a)
CLASS I SHARES (c)
Net asset value, beginning of period       $  48.35      $   50.74  $   45.05
                                           --------      ---------  ---------
Income from investment operations
Net investment income                          0.13           0.40       0.23
Net realized and unrealized gains              1.46           2.81       5.70
                                           --------      ---------  ---------
Total from investment operations               1.59           3.21       5.93
                                           --------      ---------  ---------
Distributions to shareholders from
Net investment income                         (0.13)         (0.40)     (0.24)
Net realized gains                            (6.51)         (5.20)         0
                                           --------      ---------  ---------
Total distributions to shareholders           (6.64)         (5.60)     (0.24)
                                           --------      ---------  ---------
Net asset value, end of period             $  43.30      $   48.35  $   50.74
                                           --------      ---------  ---------
Total return                                   3.53%          7.12%     13.18%
Ratios and supplemental data
Net assets, end of period (thousands)      $344,219      $ 438,375  $ 497,534
Ratios to average net assets
 Expenses++                                    0.70%+         0.68%      0.71%+
 Net investment income                         0.54%+         0.79%      0.80%+
Portfolio turnover rate                          11%            46%        42%

                                       Six Months Ended  Year Ended June 30,
                                       December 31, 1999 --------------------
                                          (Unaudited)    1999 (d)   1998 (b)
CLASS IS SHARES
Net asset value, beginning of period       $  48.33       $  50.74   $  49.75
                                           --------      ---------  ---------
Income from investment operations
Net investment income                          0.08           0.28       0.08
Net realized and unrealized gains              1.45           2.81       1.00
                                           --------      ---------  ---------
Total from investment operations               1.53           3.09       1.08
                                           --------      ---------  ---------
Distributions to shareholders from
Net investment income                         (0.08)         (0.30)     (0.09)
Net realized gains                            (6.51)         (5.20)         0
                                           --------      ---------  ---------
Total distributions to shareholders           (6.59)         (5.50)     (0.09)
                                           --------      ---------  ---------
Net asset value, end of period             $  43.27       $  48.33   $  50.74
                                           --------      ---------  ---------
Total return                                   3.41%          6.83%      2.17%
Ratios and supplemental data
Net assets, end of period (thousands)        $  429         $  382     $  301
Ratios to average net assets
 Expenses++                                    0.95%+         0.93%      0.96%+
 Net investment income                         0.30%+         0.53%      0.57%+
Portfolio turnover rate                          11%            46%        42%

(a) For the period from November 24, 1997 (commencement of class operations) to June 30, 1998.
(b) For the period from March 12, 1998 (commencement of class operations) to June 30, 1998.
(c) On April 30, 1999, Class IC shares of the Fund were converted to Class I shares. Shareholders of Class IC shares became owners of that number of Class I shares having a net asset value equal to the net asset value of their shares immediately prior to the close of business on April 30, 1999. Class IC is the accounting survivor, its basis of accounting for assets and liabilities and its operating results for the periods prior to April 30, 1999 have been carried forward in these financial statements.
(d) The Fund redesignated $0.02 per share for Class I and IS of distributions from net investment income declared after January 1, 1999, as capital gains distributions after January 1, 1999.
+   Annualized.
++ The ratio of expenses to average net assets includes fee waivers and excludes expense reductions.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Secular Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                       Six Months Ended
                                       December 31, 1999   Period Ended
                                          (Unaudited)    June 30, 1999 (a)
CLASS I SHARES
Net asset value, beginning of period       $  99.99           $100.00
                                           --------           -------
Income from investment operations
Net investment income or loss                 (0.13)             0.15
Net realized and unrealized gains or
 losses                                       49.27             (0.01)
                                           --------           -------
Total from investment operations              49.14              0.14
                                           --------           -------

Distributions to shareholders from
Net investment income                             0             (0.15)
Net realized and unrealized gains on
 securities                                   (3.27)                0
                                           --------           -------
Total distributions to shareholders           (3.27)            (0.15)
                                           --------           -------
Net asset value, end of period             $ 145.86           $ 99.99
                                           --------           -------
Total return                                  50.01%             0.14%
Ratios and supplemental data
Net assets, end of period (thousands)      $945,226           $40,128
Ratios to average net assets
 Expenses++                                    0.70%+            0.71%+
 Net investment income or loss                (0.18%)+           0.18%+
Portfolio turnover rate                          48%               65%

                                       Six Months Ended
                                       December 31, 1999   Period Ended
                                          (Unaudited)    June 30, 1999 (a)
CLASS IS SHARES
Net asset value, beginning of period       $  99.95           $100.00
                                           --------           -------
Income from investment operations
Net investment income or loss                 (0.26)             0.21
Net realized and unrealized gains or
 losses                                       49.15             (0.15)
                                           --------           -------
Total from investment operations              48.89              0.06
                                           --------           -------

Distributions to shareholders from
Net investment income                             0             (0.11)
Net realized and unrealized gains on
 securities                                   (3.27)                0
                                           --------           -------
Total distributions to shareholders           (3.27)            (0.11)
                                           --------           -------

Net asset value, end of period             $ 145.57           $ 99.95
                                           --------           -------
Total return                                  49.77%             0.06%
Ratios and supplemental data
Net assets, end of period (thousands)      $     81           $     1
Ratios to average net assets
 Expenses++                                    0.95%+            0.96%+
 Net investment income or loss                (0.50%)+           0.63%+
Portfolio turnover rate                          48%               65%

(a) For the period from February 26, 1999 (commencement of class operations) to June 30, 1999.
+   Annualized.
++ Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Small Cap Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                       Year Ended June 30,       Year Ended February 28,
                                                       -----------------------   ----------------------------
                                     Six Months Ended
                                     December 31, 1999                                                             Period Ended
                                        (Unaudited)      1999       1998 (c)       1998 #        1997 (b) #      June 30, 1996 (a)
CLASS I SHARES
Net asset value, beginning of
 period                                  $  13.65      $   13.12   $   13.23     $      11.28     $     11.65         $10.00
                                         --------      ---------   ---------     ------------     -----------         ------
Income from investment operations
Net investment loss                         (0.04)         (0.08)      (0.03)           (0.06)          (0.04)         (0.03)
Net realized and unrealized gains
 or losses                                   6.34           0.63       (0.08)            2.48           (0.16)          1.68
                                         --------      ---------   ---------     ------------     -----------         ------
Total from investment operations             6.30           0.55       (0.11)            2.42           (0.20)          1.65
                                         --------      ---------   ---------     ------------     -----------         ------

Distributions to shareholders from
Net realized gains                              0          (0.02)          0            (0.47)          (0.17)             0
                                         --------      ---------   ---------     ------------     -----------         ------
Total distributions to shareholders             0          (0.02)          0            (0.47)          (0.17)             0
                                         --------      ---------   ---------     ------------     -----------         ------

Net asset value, end of period           $  19.95      $   13.65   $   13.12     $      13.23     $     11.28         $11.65
                                         --------      ---------   ---------     ------------     -----------         ------
Total return                                46.15%          4.22%      (0.83%)          21.67%          (1.75%)        16.50%
Ratios and supplemental data
Net assets, end of period
 (thousands)                             $111,494      $  70,114   $  69,283     $     47,524     $     2,888         $2,446
Ratios to average net assets
 Expenses++                                  0.98%+         1.02%       1.01%+           0.92%           1.00%+         1.00%+
 Net investment loss                        (0.56%)+       (0.68%)     (0.62%)+         (0.48%)         (0.57%)+       (0.45%)+
Portfolio turnover rate                       129%           165%         54%             166%            123%            57%

(a) For the period from December 28, 1995 (commencement of class operations) to June 30, 1996
(b) For the period from July 1, 1996 to February 28, 1997. The Fund changed its fiscal year end from June 30 to February 28, effective February 28, 1997.
(c) For the period from March 1, 1998 to June 30, 1998. The Fund changed its fiscal year end from February 28 to June 30, effective June 30, 1998.
+   Annualized
++ The ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
# Net investment loss is based on average shares outstanding during the period.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                        Select Small Company Value Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                       Year Ended June 30,
                                                       ------------------------
                                    Six Months Ended
                                   December 31, 1999 #
                                       (Unaudited)       1999       1998 (a)
CLASS I SHARES
Net asset value, beginning of
 period                                  $  8.94       $    10.09   $   10.00
                                         -------       ----------   ---------
Income from investment operations
Net investment income                       0.02             0.03        0.04
Net realized and unrealized gains
 or losses                                 (0.46)           (1.12)       0.09
                                         -------       ----------   ---------
Total from investment operations           (0.44)           (1.09)       0.13
                                         -------       ----------   ---------

Distributions to shareholders
 from
Net investment income                      (0.02)           (0.03)      (0.04)
                                         -------       ----------   ---------
Net realized gains                             0            (0.03)          0
                                         -------       ----------   ---------
Total distributions to
 shareholders                              (0.02)           (0.06)      (0.04)
                                         -------       ----------   ---------

Net asset value, end of period           $  8.48       $     8.94   $   10.09
                                         -------       ----------   ---------
Total return                               (4.93%)         (10.73%)      1.28%
Ratios and supplemental data
Net assets, end of period
 (thousands)                             $85,114       $  108,180   $  77,647
Ratios to average net assets
 Expenses ++                                0.94%+           0.97%       1.01%+
 Net investment income                      0.41%+           0.29%       0.68%+
Portfolio turnover rate                       46%              48%         23%

                                     Six Months Ended
                                    December 31, 1999 #    Period Ended
                                        (Unaudited)     June 30, 1999 (b) #
CLASS IS SHARES
Net asset value, beginning of
 period                                    $8.64               $8.56
                                           -----               -----
Income from investment operations
Net investment income                       0.01                   0
Net realized and unrealized gains
 or losses                                 (0.44)               0.08
                                           -----               -----
Total from investment operations           (0.43)               0.08
                                           -----               -----

Distributions to shareholders from
Net investment income                      (0.01)                  0
                                           -----               -----
Total distributions to
 shareholders                              (0.01)                  0
                                           -----               -----

Net asset value, end of period             $8.20               $8.64
                                           -----               -----
Total return                               (5.06%)              0.99%
Ratios and supplemental data
Net assets, end of period
 (thousands)                               $   1               $   1
Ratios to average net assets
 Expenses ++                                1.19%+              1.24%+
 Net investment income                      0.17%+              0.00%+
Portfolio turnover rate                       46%                 48%

(a) For the period from December 23,1997 (commencement of class operations) to June 30, 1998.
(b) For the period from December 31,1998 (commencement of class operations) to June 30, 1999.
+   Annualized
++ The ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Select Social Principles Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                    Six Months Ended   Year Ended June 30,
                                   December 31, 1999 # ----------------------
                                       (Unaudited)       1999     1998 (a)
CLASS I SHARES (c)
Net asset value, beginning of
 period                                 $  36.91       $   38.95  $   36.65
                                        --------       ---------  ---------
Income from investment operations
Net investment income                       0.06            0.11       0.03
Net realized and unrealized gains           1.36            0.09       2.31
                                        --------       ---------  ---------
Total from investment operations            1.42            0.20       2.34
                                        --------       ---------  ---------

Distributions to shareholders
 from
Net investment income                      (0.06)          (0.14)     (0.04)
Net realized gains                         (8.48)          (2.10)         0
                                        --------       ---------  ---------
Total distributions to
 shareholders                              (8.54)          (2.24)     (0.04)
                                        --------       ---------  ---------

Net asset value, end of period          $  29.79       $   36.91  $   38.95
                                        --------       ---------  ---------
Total return                                5.53%           0.90%      6.38%
Ratios and supplemental data
Net assets, end of period
 (thousands)                            $106,611       $ 134,476  $ 177,187
Ratios to average net assets
 Expenses++                                 0.82%+          0.84%      0.86%+
 Net investment income                      0.37%+          0.33%      0.12%+
Portfolio turnover rate                       20%             36%        24%

                                    Six Months Ended   Year Ended June 30,
                                   December 31, 1999 # ----------------------
                                       (Unaudited)       1999     1998 (b)
CLASS IS SHARES
Net asset value, beginning of
 period                                 $  36.86       $   38.94  $   38.44
                                        --------       ---------  ---------
Income from investment operations
Net investment income or loss               0.03           (0.04)     (0.01)
Net realized and unrealized gains           1.34            0.14       0.52
                                        --------       ---------  ---------
Total from investment operations            1.37            0.10       0.51
                                        --------       ---------  ---------

Distributions to shareholders
 from
Net investment income                      (0.04)          (0.08)     (0.01)
Net realized gains                         (8.48)          (2.10)         0
                                        --------       ---------  ---------
Total distributions to
 shareholders                              (8.52)          (2.18)     (0.01)
                                        --------       ---------  ---------

Net asset value, end of period          $  29.71       $   36.86  $   38.94
                                        --------       ---------  ---------
Total return                                5.38%           0.64%      1.32%
Ratios and supplemental data
Net assets, end of period
 (thousands)                            $     52       $      60  $     205
Ratios to average net assets
 Expenses++                                 1.07%+          1.09%      1.11%+
 Net investment income or loss              0.17%+          0.06%     (0.12%)+
Portfolio turnover rate                       20%             36%        24%

(a) For the period from November 24, 1997 (commencement of class operations) to June 30, 1998.
(b) For the period from March 12, 1998 (commencement of class operations) to June 30, 1998.
(c) On April 30, 1999, Class IC shares of the Fund were converted to Class I shares. Shareholders of Class IC shares became owners of that number of Class I shares having a net asset value equal to the net asset value of their shares immediately prior to the close of business on April 30, 1999. Class IC is the accounting survivor, its basis of accounting for assets and liabilities and its operating results for the periods prior to April 30, 1999 have been carried forward in these financial statements.
+   Annualized.
++ The ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Strategic Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                     Six Months Ended  Year Ended June 30,
                                     December 31, 1999 ----------------------
                                        (Unaudited)     1999 #     1998 (a)
CLASS I SHARES
Net asset value, beginning of
 period                                  $  41.94      $   38.41   $   32.45
                                         --------      ---------   ---------
Income from investment operations
Net investment income                        0.01           0.09        0.04
Net realized and unrealized gains           14.85           6.79        5.96
                                         --------      ---------   ---------
Total from investment operations            14.86           6.88        6.00
                                         --------      ---------   ---------

Distributions to shareholders from
Net investment income                       (0.02)         (0.09)      (0.04)
Net realized gains                          (8.05)         (3.26)          0
                                         --------      ---------   ---------
Total distributions to shareholders         (8.07)         (3.35)      (0.04)
                                         --------      ---------   ---------

Net asset value, end of period           $  48.73      $   41.94   $   38.41
                                         --------      ---------   ---------
Total return                                41.30%         19.22%      18.53%
Ratios and supplemental data
Net assets, end of period
 (thousands)                             $713,032      $ 481,119   $ 321,532
Ratios to average net assets
 Expenses++                                  0.71%+         0.72%       0.72%+
 Net investment income                       0.06%+         0.24%       0.19%+
Portfolio turnover rate                        70%           155%         80%

                                     Six Months Ended  Year Ended June 30,
                                     December 31, 1999 ----------------------
                                        (Unaudited)     1999 #     1998 (b)
CLASS IS SHARES
Net asset value, beginning of
 period                                  $  41.83      $   38.36   $   36.10
                                         --------      ---------   ---------
Income from investment operations
Net investment loss                         (0.03)         (0.01)      (0.08)
Net realized and unrealized gains           14.77           6.78        2.34
                                         --------      ---------   ---------
Total from investment operations            14.74           6.77        2.26
                                         --------      ---------   ---------

Distributions to shareholders from
Net investment income                           0          (0.04)          0
Net realized gains                          (8.05)         (3.26)          0
                                         --------      ---------   ---------
Total distributions to shareholders         (8.05)         (3.30)          0
                                         --------      ---------   ---------

Net asset value, end of period           $  48.52      $   41.83   $   38.36
                                         --------      ---------   ---------
Total return                                41.13%         18.88%       6.29%
Ratios and supplemental data
Net assets, end of period
 (thousands)                             $ 18,009      $  12,650   $   2,373
Ratios to average net assets
 Expenses++                                  0.96%+         0.97%       0.97%+
 Net investment loss                        (0.19%)+       (0.03%)     (0.27%)+
Portfolio turnover rate                        70%           155%         80%

(a) For the period from November 24, 1997 (commencement of class operations) to June 30, 1998.
(b) For the period from February 27, 1998 (commencement of class operations) to June 30, 1998.
+   Annualized.
++ The ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
# Net investment income or loss is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Strategic Value Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                       Six Months Ended  Year Ended June 30,
                                       December 31, 1999 ----------------------
                                          (Unaudited)      1999     1998 (a)
CLASS I SHARES
Net asset value, beginning of period       $ 237.17      $  226.02  $  203.35
                                           --------      ---------  ---------
Income from investment operations
Net investment income                          1.23           3.31       1.60
Net realized and unrealized gains or
 losses                                       (5.60)         15.66      22.67
                                           --------      ---------  ---------
Total from investment operations              (4.37)         18.97      24.27
                                           --------      ---------  ---------

Distributions to shareholders from
Net investment income                         (1.63)         (2.93)     (1.60)
Net realized gains                            (4.19)         (4.89)         0
                                           --------      ---------  ---------
Total distributions to shareholders           (5.82)         (7.82)     (1.60)
                                           --------      ---------  ---------

Net asset value, end of period             $ 226.98      $  237.17  $  226.02
                                           --------      ---------  ---------
Total return                                  (1.87%)         8.85%     11.95%
Ratios and supplemental data
Net assets, end of period (thousands)      $760,161      $ 530,995  $ 287,194
Ratios to average net assets
 Expenses++                                    0.73%+         0.71%      0.75%+
 Net investment income                         1.14%+         1.61%      1.26%+
Portfolio turnover rate                          21%            41%        12%

                                       Six Months Ended  Year Ended June 30,
                                       December 31, 1999 ----------------------
                                          (Unaudited)      1999     1998 (b)
CLASS IS SHARES
Net asset value, beginning of period       $ 237.23      $  226.04  $  223.08
                                           --------      ---------  ---------
Income from investment operations
Net investment income                          0.89           2.87       0.61
Net realized and unrealized gains or
 losses                                       (5.54)         15.62       3.13
                                           --------      ---------  ---------
Total from investment operations              (4.65)         18.49       3.74
                                           --------      ---------  ---------

Distributions to shareholders from
Net investment income                         (1.37)         (2.41)     (0.78)
Net realized gains                            (4.19)         (4.89)         0
                                           --------      ---------  ---------
Total distributions to shareholders           (5.56)         (7.30)     (0.78)
                                           --------      ---------  ---------

Net asset value, end of period             $ 227.02      $  237.23  $  226.04
                                           --------      ---------  ---------
Total return                                  (2.00%)         8.60%      1.68%
Ratios and supplemental data
Net assets, end of period (thousands)      $  2,983      $   1,810  $   1,327
Ratios to average net assets
 Expenses++                                    0.99%+         0.96%      1.00%+
 Net investment income                         0.89%+         1.34%      0.93%+
Portfolio turnover rate                          21%            41%        12%

(a) For the period from November 24, 1997 (commencement of class operations) to June 30, 1998.
(b) For the period from March 11, 1998 (commencement of class operations) to June 30, 1998.
+   Annualized.
++ The ratio of expenses to average net assets includes fee waivers and excludes expense redutions.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Select Balanced Fund
                            Schedule of Investments
                         December 31, 1999 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - 55.3%
             Banks - 0.4%
      33,260 U.S. Trust Corp. ...................................   $  2,667,036
                                                                    ------------
             Business Equipment & Services - 0.8%
      27,950 * i2 Technologies, Inc. ............................      5,450,250
                                                                    ------------
             Chemical & Agricultural Products - 0.6%
      70,180 * Waters Corp. .....................................      3,719,540
                                                                    ------------
             Communication Systems & Services - 6.2%
     200,240 * Cisco Systems, Inc. ..............................     21,450,710
     131,320 Lucent Technologies, Inc. ..........................      9,824,377
      84,525 * Powerwave Technologies, Inc. .....................      4,934,147
      57,910 * RF Micro Devices, Inc. ...........................      3,963,216
                                                                    ------------
                                                                      40,172,450
                                                                    ------------
             Consumer Products & Services - 1.3%
      78,875 Procter & Gamble Co. ...............................      8,641,742
                                                                    ------------
             Electrical Equipment & Services - 2.8%
      79,840 General Electric Co. ...............................     12,355,240
      34,325 * QLogic Corp. .....................................      5,487,709
                                                                    ------------
                                                                      17,842,949
                                                                    ------------
             Electronic Equipment & Services - 1.6%
      24,425 * SDL, Inc. ........................................      5,324,650
      49,285 Texas Instruments, Inc. ............................      4,774,484
                                                                    ------------
                                                                      10,099,134
                                                                    ------------
             Finance & Insurance - 1.8%
      59,660 AFLAC, Inc. ........................................      2,815,206
      56,715 Citigroup, Inc. ....................................      3,151,227
      28,000 Federal National Mortgage Assoc. ...................      1,748,250
     134,990 MBNA Corp. .........................................      3,678,478
                                                                    ------------
                                                                      11,393,161
                                                                    ------------
             Food & Beverage Products - 1.8%
     104,400 Anheuser Busch Companies, Inc. .....................      7,399,350
      66,075 Quaker Oats Co. ....................................      4,336,172
                                                                    ------------
                                                                      11,735,522
                                                                    ------------
             Healthcare Products & Services - 6.9%
     133,545 Bristol-Myers Squibb Co. ...........................      8,571,920
      98,575 Johnson & Johnson...................................      9,179,797
     124,030 * MedQuist, Inc. ...................................      3,201,524
     182,245 Medtronic, Inc. ....................................      6,640,552
     121,425 Merck & Co., Inc. ..................................      8,143,064
      65,935 Schering-Plough Corp. ..............................      2,781,633
      76,730 Warner-Lambert Co. .................................      6,287,064
                                                                    ------------
                                                                      44,805,554
                                                                    ------------

   Shares                                                             Value

 COMMON STOCKS - continued
             Information Services & Technology - 19.3%
     118,990 * America Online, Inc. ............................   $  8,976,308
      29,005 * Applied Micro Circuits Corp. ....................      3,690,886
      21,075 * Broadvision, Inc. ...............................      3,584,067
      22,950 * Business Objects SA..............................      3,066,694
      49,615 * CDW Computer Centers, Inc. ......................      3,900,979
      79,545 * EMC Corp. .......................................      8,690,291
      30,810 Emulex Corp. ......................................      3,466,125
      43,750 * Harmonic Lightwaves, Inc. .......................      4,153,516
      42,750 * JDS Uniphase Corp. ..............................      6,896,109
      58,605 * Legato Systems, Inc. ............................      4,032,757
      76,500 * Mercury Interactive Corp. .......................      8,257,219
     177,660 * Microsoft Corp. .................................     20,741,805
      27,810 * Network Appliance, Inc. .........................      2,309,968
      35,835 * PMC-Sierra, Inc. ................................      5,744,799
      62,100 * Siebel Systems, Inc. ............................      5,216,400
     106,190 * Sun Microsystems, Inc. ..........................      8,223,088
      75,380 * Synopsys, Inc. ..................................      5,031,615
      81,730 * Vitesse Semiconductor Corp. .....................      4,285,717
      34,100 * Yahoo!, Inc. ....................................     14,754,644
                                                                   ------------
                                                                    125,022,987
                                                                   ------------
             Oil/Energy - 0.3%
      43,475 Enron Corp. .......................................      1,929,203
                                                                   ------------
             Paper & Packaging - 1.4%
      90,530 Georgia-Pacific Corp. .............................      4,594,398
      67,805 Kimberly-Clark Corp. ..............................      4,424,276
                                                                   ------------
                                                                      9,018,674
                                                                   ------------
             Printing, Publishing, Broadcasting &
              Entertainment - 1.3%
      60,345 Knight-Ridder, Inc. ...............................      3,590,527
      14,500 New York Times Co., Cl. A..........................        712,313
      38,140 Omnicom Group, Inc. ...............................      3,814,000
                                                                   ------------
                                                                      8,116,840
                                                                   ------------
             Retailing & Wholesale - 5.5%
      47,190 * Best Buy Co., Inc. ..............................      2,368,348
      51,495 Circuit City Stores, Inc. .........................      2,320,494
     183,920 Family Dollar Stores, Inc. ........................      3,000,195
     136,485 Home Depot, Inc. ..................................      9,357,753
      68,030 Lowe's Companies, Inc. ............................      4,064,793
      44,125 Tandy Corp. .......................................      2,170,398
      47,340 Tiffany & Co. .....................................      4,225,095
     120,225 Wal-Mart Stores, Inc. .............................      8,310,553
                                                                   ------------
                                                                     35,817,629
                                                                   ------------
             Telecommunication Services & Equipment - 2.9%
      42,925 * E-Tek Dynamics, Inc. ............................      5,778,778
      57,755 Nortel Networks Corp. .............................      5,833,255
      39,580 * Qualcomm, Inc. ..................................      6,971,028
                                                                   ------------
                                                                     18,583,061
                                                                   ------------

                                   EVERGREEN
                              Select Balanced Fund
                       Schedule of Investments(continued)
                         December 31, 1999 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - continued
             Utilities - Telephone - 0.4%
      48,345 SBC Communications, Inc. ...........................   $  2,356,819
                                                                    ------------
             Total Common Stocks (cost $259,329,379).............    357,372,551
                                                                    ------------

  Principal
   Amount                                                              Value
 CORPORATE BONDS - 15.3%
             Aerospace & Defense - 0.9%
 $ 5,371,000 Jet Equipment Trust, 144A, 9.41%, 6/15/2010.........      5,692,057
                                                                    ------------
             Banks - 2.4%
   2,302,000 Boatmen's Bancshares, Inc., 6.75%, 3/15/2003........      2,266,784
   3,836,000 First Chicago Corp., 9.875%, 8/15/2000..............      3,916,030
   7,673,000 NationsBank Corp., 7.625%, 4/15/2005................      7,791,011
     500,000 Norwest Corp.
              Medium Term Note,
              6.20%, 12/1/2005...................................        472,762
     500,000 Republic New York Corp., 8.25%, 11/1/2001...........        507,577
     500,000 United States Bancorp, 6.75%, 10/15/2005............        485,023
                                                                    ------------
                                                                      15,439,187
                                                                    ------------
             Chemical & Agricultural Products - 0.9%
   3,836,000 Dow Chemical Co., 8.625%, 4/1/2006..................      4,049,692
             Du Pont (E.I.) De Nemours & Co.:
   1,000,000 8.50%, 2/15/2003....................................      1,031,005
     500,000 9.15%, 4/15/2000....................................        504,171
                                                                    ------------
                                                                       5,584,868
                                                                    ------------
             Communication Systems & Services - 1.4%
     925,000 Ameritech Capital Funding Corp., 6.55%, 1/15/2028...        804,820
   9,000,000 Comcast Cable Communications I, 6.20%, 11/15/2008...      8,171,640
                                                                    ------------
                                                                       8,976,460
                                                                    ------------
             Consumer Products & Services - 0.5%
   3,299,000 Stanley Works, 7.375%, 12/15/2002...................      3,303,883
                                                                    ------------
             Finance & Insurance - 4.0%
     500,000 Chrysler Financial Corp., 6.95%, 3/25/2002..........        500,934
   4,220,000 Dean Witter, Discover & Co., 6.75%, 10/15/2013......      3,851,885
             Ford Motor Credit Co.:
     500,000 6.25%, 11/8/2000....................................        498,415
     500,000 7.50%, 1/15/2003....................................        504,481
   4,200,000 General Electric Capital Corp., 8.75%, 3/14/2003....      4,418,404
   5,000,000 Liberty Financial Cos, Inc., 7.625%, 11/15/2028....       4,576,925
   7,673,000 Loews Corp.,
              6.75%, 12/15/2006.................................       7,262,264
   4,336,000 Merrill Lynch, Pierce, Fenner & Smith, Inc.,
              7.00%, 4/27/2008..................................       4,179,653
                                                                    ------------
                                                                      25,792,961
                                                                    ------------
             Food & Beverage Products - 1.3%
   3,750,000 Albertsons, Inc.,
              7.45%, 8/1/2029...................................       3,572,644
     750,000 Coca Cola Co.,
              6.00%, 7/15/2003..................................         722,942
   3,836,000 General Mills, Inc., 9.00%, 12/20/2002.............       4,039,876
                                                                    ------------
                                                                       8,335,462
                                                                    ------------
             Healthcare Products & Services - 0.6%
   3,836,000 Baxter International, 7.25%, 2/15/2008.............       3,758,171
                                                                    ------------
             Industrial Specialty Products & Services - 0.1%
   1,074,000 Waste Management, Inc., 8.75%, 5/1/2018............         962,883
                                                                    ------------
             Oil/Energy - 1.3%
   3,069,000 Atlantic Richfield Co., 9.00%, 4/1/2021............       3,493,983
   5,000,000 Calenergy, Inc.,
              7.52%, 9/15/2008..................................       4,874,810
                                                                    ------------
                                                                       8,368,793

                                                                    ------------
             Paper & Packaging - 0.8%
   5,000,000 Donohue Forest Products, Inc., 7.625%, 5/15/2007...       4,852,160
                                                                    ------------
             Retailing & Wholesale - 0.2%
             Wal Mart Stores, Inc.:
   1,000,000 8.625%, 4/1/2001...................................       1,022,966
     500,000 9.10%, 7/15/2000...................................         507,539
                                                                    ------------
                                                                       1,530,505
                                                                    ------------
             Total Corporate Bonds (cost $107,074,665)..........      92,597,390
                                                                    ------------
 SUPRA NATIONAL - 0.3%
             Finance & Insurance - 0.3%
   2,110,000 International Bank for Reconstruction & Development
              Co., COLTS
              7.95%, 5/15/2016
              (cost $2,513,130).................................       2,223,372
                                                                    ------------
 YANKEE OBLIGATIONS - 0.6%
   3,836,000 Province of Ontario, Canada, 7.75%, 6/4/2002

              (cost $4,112,729).................................       3,901,979
                                                                    ------------

                                   EVERGREEN
                              Select Balanced Fund
                       Schedule of Investments (continued)
                         December 31, 1999 (Unaudited)

  Principal
   Amount                                                              Value

 U.S. GOVERNMENT & AGENCY OBLIGATIONS - 28.4%
             Mortgage Pass-Through Certificates - 0.7%
             Government National Mortgage Assoc.:
 $ 1,002,245 8.50%, 5/15/2021....................................   $  1,036,321
     410,824 8.50%, 7/15/2021....................................        423,192
   1,082,266 8.50%, 6/15/2022....................................      1,114,847
     630,344 9.00%, 9/15/2021....................................        660,614
     711,529 9.00%, 10/15/2021...................................        745,697
     436,379 9.50%, 2/15/2021....................................        465,189
                                                                    ------------
                                                                       4,445,860
                                                                    ------------
             Treasury Notes & Bonds - 27.7%
             U.S. Treasury Bonds:
  10,420,000 7.625%, 2/15/2007...................................     10,612,124
  11,300,000 7.875%, 2/15/2021...................................     12,631,287
  10,500,000 8.125%, 8/15/2021...................................     12,052,036
   4,500,000 8.75%, 5/15/2017....................................      5,373,284
   6,513,000 8.875%, 8/15/2017...................................      7,872,589
   5,828,000 9.125%, 5/15/2018...................................      7,223,077
   7,000,000 11.75%, 11/15/2014..................................      9,467,500
             U.S. Treasury Notes:
  15,100,000 5.50%, 3/31/2000....................................     15,104,726
  10,000,000 5.75%, 8/15/2003....................................      9,793,750
   5,800,000 6.25%, 2/15/2003....................................      5,783,690
   7,300,000 6.625%, 3/31/2002...................................      7,352,472
   4,350,000 6.625%, 4/30/2002...................................      4,382,625
  15,600,000 6.875%, 5/15/2006...................................     15,877,883
  14,700,000 7.25%, 5/15/2004....................................     15,154,789
  11,000,000 7.50%, 2/15/2005....................................     11,477,818
  28,373,000 7.75%, 2/15/2001....................................     28,869,528
                                                                    ------------
                                                                     179,029,178
                                                                    ------------
             Total U.S. Government & Agency Obligations
              (cost $189,764,118)................................    183,475,038
                                                                    ------------
 SHORT-TERM INVESTMENTS - 0.9%
             Repurchase Agreement - 0.9%
 $ 6,045,300 Cowen Securities Corp., 2.55%, dated 12/31/1999, maturing 1/3/2000, maturity value $6,046,585
              (cost $6,045,300) (a)..............................   $  6,045,300
                                                                    ------------

             Total Investments -
              (cost $562,213,462).........................    99.9%  645,615,630
             Other Assets and Liabilities - net...........     0.1       582,873
                                                             -----  ------------
             Net Assets...................................   100.0% $646,198,503
                                                             =====  ============

(a) The repurchase agreement is fully collateralized by the U.S. government and/or agency obligations based on market prices plus accrued interest at December 31, 1999.
*    Non-income producing security.
144A Security that may be sold to qualified institutional buyers under Rule
     144A or security offered pursuant to Section 4(2) of the Securities Act 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.

Summary of Abbreviations:
COLTS Continuously Offered Longer Term Securities

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Select Core Equity Fund
                            Schedule of Investments
                         December 31, 1999 (Unaudited)


   Shares                                                             Value

 COMMON STOCKS - 97.4%
             Aerospace & Defense - 1.1%
     400,000 Honeywell International, Inc. ....................   $   23,075,000
     160,000 Rockwell International Corp. .....................        7,660,000
                                                                  --------------
                                                                      30,735,000
                                                                  --------------
             Automotive Equipment & Manufacturing - 1.6%
     285,000 Arvin Industries, Inc. ...........................        8,086,875
     505,000 Ford Motor Co. ...................................       26,985,938
     600,000 * Tower Automotive, Inc. .........................        9,262,500
                                                                  --------------
                                                                      44,335,313
                                                                  --------------
             Banks - 3.6%
     670,000 BankAmerica Corp. ................................       33,625,625
     395,000 Chase Manhattan Corp. ............................       30,686,562
     650,710 FleetBoston Financial Corp. ......................       22,652,842
     510,000 U.S. Bancorp......................................       12,144,375
                                                                  --------------
                                                                      99,109,404
                                                                  --------------
             Building, Construction & Furnishings - 0.3%
     150,000 Deere & Co. ......................................        6,506,250
      80,000 Masco Corp. ......................................        2,030,000
                                                                  --------------
                                                                       8,536,250
                                                                  --------------
             Chemical & Agricultural
              Products - 1.2%
     460,000 * Cytec Industries, Inc. .........................       10,637,500
     335,000 Du Pont (E. I.) De Nemours & Co. .................       22,068,125
                                                                  --------------
                                                                      32,705,625
                                                                  --------------
             Communication Systems & Services - 8.8%
   1,225,010 * Cisco Systems, Inc. ............................      131,229,196
     500,000 Lucent Technologies, Inc. ........................       37,406,250
   1,110,000 * MCI WorldCom, Inc. .............................       58,899,375
     200,000 * Tellabs, Inc. ..................................       12,837,500
                                                                  --------------
                                                                     240,372,321
                                                                  --------------
             Consumer Products &
              Services - 2.2%
     165,000 * Cendant Corp. ..................................        4,382,813
     170,000 Colgate-Palmolive Co. ............................       11,050,000
     220,000 Liz Claiborne, Inc. ..............................        8,277,500
     235,000 Procter & Gamble Co. .............................       25,747,187
     160,000 Whirlpool Corp. ..................................       10,410,000
                                                                  --------------
                                                                      59,867,500
                                                                  --------------
             Electrical Equipment &
              Services - 6.8%
   1,200,000 General Electric Co. .............................      185,700,000
                                                                  --------------
             Finance & Insurance - 7.5%
     170,000 Allmerica Financial Corp. ........................        9,456,250
     450,000 Allstate Corp. ...................................       10,800,000
     288,750 American International Group, Inc. ...............       31,221,094
     600,000 Citigroup, Inc. ..................................       33,337,500

   Shares                                                             Value

 COMMON STOCKS - continued
             Finance & Insurance - continued
     215,000 Federal Home Loan Mortgage Corp. .................   $   10,118,437
     300,000 Franklin Resources, Inc. .........................        9,618,750
     300,000 Hartford Financial Services Group, Inc. ..........       14,212,500
     150,000 Loews Corp. ......................................        9,103,125
     105,000 Merrill Lynch & Co., Inc. ........................        8,767,500
     170,000 MGIC Investment Corp. ............................       10,231,875
     190,000 Morgan Stanley, Dean Witter & Co. ................       27,122,500
     200,000 PMI Group, Inc. ..................................        9,762,500
     205,000 Radian Group, Inc. ...............................        9,788,750
     190,000 XL Capital, Ltd., Cl. A...........................        9,856,250
                                                                  --------------
                                                                     203,397,031
                                                                  --------------
             Food & Beverage
              Products - 3.8%
     190,000 Bestfoods.........................................        9,986,875
   1,000,000 Coca Cola Co. ....................................       58,250,000
     240,000 * Kroger Co. .....................................        4,530,000
     580,000 Nabisco Group Holding Corp. ......................        6,162,500
     590,000 Sara Lee Corp. ...................................       13,016,875
     630,000 * United States Food Service......................       10,552,500
                                                                  --------------
                                                                     102,498,750
                                                                  --------------
             Healthcare Products &
              Services - 10.3%
     550,000 Abbott Laboratories...............................       19,971,875
     640,000 * Amgen, Inc. ....................................       38,440,000
     270,000 * Boston Scientific Corp. ........................        5,906,250
     780,000 Bristol-Myers Squibb Co. .........................       50,066,250
     145,000 * Guidant Corp. ..................................        6,815,000
     239,000 Johnson & Johnson.................................       22,256,875
     380,000 * Lincare Holdings, Inc. .........................       13,181,250
     370,000 Medtronic, Inc. ..................................       13,481,875
     270,000 Mylan Laboratories, Inc. .........................        6,800,625
     610,000 Pfizer, Inc. .....................................       19,786,875
     550,000 Schering-Plough Corp. ............................       23,203,125
     170,000 SmithKline Beecham, PLC, ADR......................       10,954,375
     525,000 * Tenet Healthcare Corp. .........................       12,337,500
     140,000 Teva Pharmaceutical Industries, Ltd., ADR.........       10,036,250
     330,000 Warner-Lambert Co. ...............................       27,039,375
                                                                  --------------
                                                                     280,277,500
                                                                  --------------
             Industrial Specialty Products & Services - 0.8%
     175,000 Illinois Tool Works, Inc. ........................       11,823,438
     360,000 Trinity Industries, Inc. .........................       10,237,500
                                                                  --------------
                                                                      22,060,938
                                                                  --------------
             Information Services & Technology - 23.1%
      90,000 * Adaptec, Inc. ..................................        4,488,750
     190,000 * Altera Corp. ...................................        9,416,875
     400,000 * America Online, Inc. ...........................       30,175,000
     220,000 * Applied Materials, Inc. ........................       27,871,250

                                   EVERGREEN
                            Select Core Equity Fund
                       Schedule of Investments(continued)
                         December 31, 1999 (Unaudited)


   Shares                                                             Value

 COMMON STOCKS - continued
             Information Services & Technology - continued
   1,040,000 Compaq Computer Corp. ............................   $   28,145,000
     340,000 Computer Associates International, Inc. ..........       23,778,750
     340,000 * Compuware Corp. ................................       12,665,000
      80,000 * Comverse Technology, Inc. ......................       11,580,000
     730,000 * Dell Computer Corp. ............................       37,230,000
     206,000 * EMC Corp. ......................................       22,505,500
     945,000 Intel Corp. ......................................       77,785,312
     714,000 International Business Machines Corp. ............       77,112,000
     100,000 * Legato Systems, Inc. ...........................        6,881,250
   1,540,000 * Microsoft Corp. ................................      179,795,000
     390,000 * Network Associates, Inc. .......................       10,408,125
     410,000 * Oracle Systems Corp. ...........................       45,945,625
     160,000 * Synopsys, Inc. .................................       10,680,000
      75,000 * Veritas Software Corp. .........................       10,734,375
                                                                  --------------
                                                                     627,197,812
                                                                  --------------
             Iron & Steel - 0.4%
     600,000 AK Steel Holding Corp. ...........................       11,325,000
                                                                  --------------
             Metal Products &
              Services - 0.9%
     175,000 Alcoa, Inc. ......................................       14,525,000
     295,000 USX United States Steel Group.....................        9,735,000
                                                                  --------------
                                                                      24,260,000
                                                                  --------------
             Oil/Energy - 5.7%
     150,400 Anadarko Petroleum Corp. .........................        5,132,400
     139,200 Chevron Corp. ....................................       12,058,200
     465,000 Enron Corp. ......................................       20,634,375
     622,824 Exxon Mobil Corp. ................................       50,176,258
     385,000 MCN Energy Group, Inc. ...........................        9,143,750
     725,000 * Newpark Resources, Inc. ........................        4,440,625
     290,000 Texaco, Inc. .....................................       15,750,625
     470,000 Tosco Corp. ......................................       12,778,125
     195,000 Total SA, ADR.....................................       13,503,750
     475,000 Ultramar Diamond Shamrock Corp. ..................       10,776,563
                                                                  --------------
                                                                     154,394,671
                                                                  --------------
             Oil Field Services - 1.2%
     180,000 Diamond Offshore Drilling, Inc. ..................        5,501,250
     300,000 Halliburton Co. ..................................       12,075,000
     165,000 Schlumberger, Ltd. ...............................        9,281,250
     171,944 Transocean Sedco Forex, Inc. .....................        5,792,364
                                                                  --------------
                                                                      32,649,864
                                                                  --------------
             Paper & Packaging - 1.7%
     240,000 Bowater, Inc. ....................................       13,035,000
     340,000 Kimberly-Clark Corp. .............................       22,185,000
     210,000 * Sealed Air Corp. ...............................       10,880,625
                                                                  --------------
                                                                      46,100,625
                                                                  --------------

   Shares                                                            Value

 COMMON STOCKS - continued
             Printing, Publishing, Broadcasting &
              Entertainment - 0.6%
     215,000 Time Warner, Inc. ...............................   $   15,574,063
                                                                 --------------
             Real Estate - 0.8%
     600,000 FelCor Lodging Trust, Inc., REIT.................       10,500,000
     440,000 Simon Property Group, Inc., REIT.................       10,092,500
                                                                 --------------
                                                                     20,592,500
                                                                 --------------
             Retailing & Wholesale - 7.3%
     200,000 * Best Buy Co., Inc. ............................       10,037,500
     315,000 Dayton Hudson Corp. .............................       23,132,812
     600,000 Family Dollar Stores, Inc. ......................        9,787,500
     235,000 * Federated Department Stores, Inc. .............       11,882,188
     645,000 Home Depot, Inc. ................................       44,222,812
     260,000 Lowe's Companies, Inc. ..........................       15,535,000
     400,000 * Reebok International, Ltd. ....................        3,275,000
     300,000 * Safeway, Inc. .................................       10,668,750
     140,000 Sears, Roebuck & Co. ............................        4,261,250
     500,000 * Toys "R" Us, Inc. .............................        7,156,250
     825,000 Wal-Mart Stores, Inc. ...........................       57,028,125
                                                                 --------------
                                                                    196,987,187
                                                                 --------------
             Telecommunication Services & Equipment - 1.7%
     405,200 Bell Atlantic Corp. .............................       24,945,125
     225,000 Centurytel, Inc. ................................       10,659,375
      50,000 Nokia Corp., ADR.................................        9,500,000
                                                                 --------------
                                                                     45,104,500
                                                                 --------------
             Transportation - 1.0%
     237,000 Burlington Northern Santa Fe Corp. ..............        5,747,250
     350,000 * Canadian National Railway Co. .................        9,209,375
     225,000 CNF Transportation, Inc. ........................        7,762,500
      70,000 Kansas City Southern Industries, Inc. ...........        5,223,750
                                                                 --------------
                                                                     27,942,875
                                                                 --------------
             Utilities - Electric - 0.6%
     290,000 CMS Energy Corp. ................................        9,044,375
     280,000 GPU, Inc. .......................................        8,382,500
                                                                 --------------
                                                                     17,426,875
                                                                 --------------
             Utilities - Telephone - 4.4%
     535,000 AT&T Corp. ......................................       27,151,250
     394,000 GTE Corp. .......................................       27,801,625
     600,000 SBC Communications, Inc. ........................       29,250,000
     200,000 Sprint Corp. ....................................       13,462,500
     300,000 U.S. West, Inc. .................................       21,600,000
                                                                 --------------
                                                                    119,265,375
                                                                 --------------
             Total Common Stocks (cost $1,750,744,273)........    2,648,416,979
                                                                 --------------

                                   EVERGREEN
                            Select Core Equity Fund
                       Schedule of Investments (continued)
                         December 31, 1999 (Unaudited)


   Shares                                                             Value

 SHORT-TERM INVESTMENTS - 2.6%

             Money Market Shares - 0.3%

   8,637,098 Valiant General Fund..............................   $    8,637,098
                                                                  --------------

  Principal
   Amount                                                            Value

             Repurchase Agreement - 2.3%

 $61,331,651 Cowen Securities Corp., 2.55%, dated 12/31/1999, maturing 1/3/2000, maturity value $61,344,684
              (a).............................................   $   61,331,651
                                                                 --------------
             Total Short-Term Investments (cost $69,968,749)..       69,968,749
                                                                 --------------

             Total Investments -(cost $1,820,713,022)...   100.0%  2,718,385,728

             Other Assets and Liabilities - net.........     0.0         278,408
                                                           -----  --------------
             Net Assets.................................   100.0% $2,718,664,136
                                                           =====  ==============

(a) The repurchase agreement is fully collateralized by the U.S.
    government and/or agency obligations based on market prices plus accrued interest at December 31,1999.
*   Non-income producing security.

Summary of Abbreviations:
ADR American Depository Receipt
REIT Real Estate Investment Trust

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Select Diversified Value Fund
                            Schedule of Investments
                         December 31, 1999 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - 91.7%
            Automotive Equipment & Manufacturing - 2.1%
    185,000 Ford Motor Co. ......................................   $  9,885,938
     45,500 * Lear Corp. ........................................      1,456,000
                                                                    ------------
                                                                      11,341,938
                                                                    ------------
            Banks - 3.6%
     35,000 BankAmerica Corp. ...................................      1,756,563
     24,496 Chase Manhattan Corp. ...............................      1,903,033
    100,000 Firstar Corp. .......................................      2,112,500
     98,000 PNC Bank Corp. ......................................      4,361,000
    160,000 SouthTrust Corp. ....................................      6,050,000
     91,000 Wells Fargo Co. .....................................      3,679,812
                                                                    ------------
                                                                      19,862,908
                                                                    ------------
            Building, Construction &
             Furnishings - 0.6%
     50,000 Deere & Co. .........................................      2,168,750
     55,000 Masco Corp. .........................................      1,395,625
                                                                    ------------
                                                                       3,564,375
                                                                    ------------
            Chemical & Agricultural
             Products - 1.2%
    120,753 IMC Global, Inc. ....................................      1,977,330
     42,271 Praxair, Inc. .......................................      2,126,760
     45,500 Waters Corp. ........................................      2,411,500
                                                                    ------------
                                                                       6,515,590
                                                                    ------------
            Communication Systems &
             Services - 5.5%
     90,000 * Cisco Systems, Inc. ...............................      9,641,250
    148,000 Lucent Technologies, Inc. ...........................     11,072,250
    133,839 * MCI WorldCom, Inc. ................................      7,101,832
     34,293 * Tellabs, Inc. .....................................      2,201,182
                                                                    ------------
                                                                      30,016,514
                                                                    ------------
            Consumer Products &
             Services - 2.6%
     93,000 Gillette Co. ........................................      3,830,543
     60,000 Maytag Corp. ........................................      2,880,000
     40,000 Procter & Gamble Co. ................................      4,382,500
     47,000 Whirlpool Corp. .....................................      3,057,938
                                                                    ------------
                                                                      14,150,981
                                                                    ------------
            Diversified Companies - 1.2%
     22,000 Minnesota Mining & Manufacturing Co. ................      2,153,250
     42,500 Textron, Inc. .......................................      3,259,219
     30,000 Tyco International, Ltd. ............................      1,166,250
                                                                    ------------
                                                                       6,578,719
                                                                    ------------
            Electrical Equipment &
             Services - 7.5%
    114,000 General Electric Co. ................................     17,641,500
    140,000 Motorola, Inc. ......................................     20,615,000
     30,000 * Solectron Corp. ...................................      2,853,750
                                                                    ------------
                                                                      41,110,250
                                                                    ------------

   Shares                                                              Value

 COMMON STOCKS - continued
            Electronic Equipment &
             Services - 1.2%
     33,000 * KLA-Tencor Corp. ..................................   $  3,675,375
     31,000 Texas Instruments, Inc. .............................      3,003,125
                                                                    ------------
                                                                       6,678,500
                                                                    ------------
            Finance & Insurance - 8.7%
     28,000 American Express Co. ................................      4,655,000
    120,750 American International Group, Inc. ..................     13,056,094
    150,000 Citigroup, Inc. .....................................      8,334,375
     53,746 Federal National Mortgage Assoc. ....................      3,355,766
     77,000 Lehman Brothers Holdings, Inc. ......................      6,520,937
     58,000 MGIC Investment Corp. ...............................      3,490,875
     29,500 Morgan Stanley, Dean Witter & Co. ...................      4,211,125
     39,708 Nationwide Financial Services, Inc., Cl. A...........      1,109,342
     30,000 Providian Financial Corp. ...........................      2,731,875
                                                                    ------------
                                                                      47,465,389
                                                                    ------------
            Food & Beverage Products - 2.5%
     60,000 Coca Cola Co. .......................................      3,495,000
     64,000 Fortune Brands, Inc. ................................      2,116,000
    116,212 Philip Morris Companies, Inc. .......................      2,694,666
     34,700 Quaker Oats Co. .....................................      2,277,187
     73,000 * Tricon Global Restaurants, Inc. ...................      2,819,625
                                                                    ------------
                                                                      13,402,478
                                                                    ------------
            Healthcare Products &
             Services - 9.4%
    126,000 * Amgen, Inc. .......................................      7,567,875
     59,491 Bristol-Myers Squibb Co. ............................      3,818,579
     84,000 * Health Management Associates, Inc., Cl. A .........      1,123,500
     30,000 Johnson & Johnson....................................      2,793,750
     69,992 Lilly (Eli) & Co. ...................................      4,654,468
     40,000 Merck & Co., Inc. ...................................      2,682,500
     44,804 Monsanto Co. ........................................      1,596,143
     25,000 PE Corp-PE Biosystems Group..........................      3,007,812
    270,000 Pfizer, Inc. ........................................      8,758,125
    106,876 Pharmacia & Upjohn, Inc. ............................      4,809,420
     63,000 SmithKline Beecham, PLC, ADR.........................      4,059,562
     88,000 Teva Pharmaceutical Industries, Ltd., ADR............      6,308,500
                                                                    ------------
                                                                      51,180,234
                                                                    ------------
            Industrial Specialty Products & Services - 1.8%
     60,000 Corning, Inc. .......................................      7,736,250
     48,000 Dover Corp. .........................................      2,178,000
                                                                    ------------
                                                                       9,914,250
                                                                    ------------
            Information Services & Technology - 15.5%
     25,000 * Altera Corp. ......................................      1,239,063
    100,000 * America Online, Inc. ..............................      7,543,750
     23,000 * Apple Computer.....................................      2,364,687

                                   EVERGREEN
                         Select Diversified Value Fund
                       Schedule of Investments (continued)
                         December 31, 1999 (Unaudited)


   Shares                                                             Value

 COMMON STOCKS - continued
            Information Services & Technology - continued
     65,000 * Applied Materials, Inc. ..........................   $  8,234,687
     85,000 Compaq Computer Corp. ..............................      2,300,313
    182,767 * Compuware Corp. ..................................      6,808,071
     64,321 * EMC Corp. ........................................      7,027,069
     80,000 Intel Corp. ........................................      6,585,000
     36,100 International Business Machines Corp. ..............      3,898,800
     40,000 * Legato Systems, Inc. .............................      2,752,500
     25,000 * Lexmark International Group, Inc., Cl. A..........      2,262,500
     39,700 * LSI Logic.........................................      2,679,750
     40,000 * Micron Technology, Inc. ..........................      3,110,000
    160,000 * Microsoft Corp. ..................................     18,680,000
     90,000 * Unisys Corp. .....................................      2,874,375
     13,500 * Yahoo!, Inc. .....................................      5,841,281
                                                                   ------------
                                                                     84,201,846
                                                                   ------------
            Metals & Mining - 0.3%
     60,000 Newmont Mining Corp. ...............................      1,470,000
                                                                   ------------
            Metal Products & Services - 1.1%
     74,910 Alcoa, Inc. ........................................      6,217,530
                                                                   ------------
            Oil/Energy - 5.9%
    135,000 Anadarko Petroleum Corp. ...........................      4,606,875
     65,000 Atlantic Richfield Co. .............................      5,622,500
    160,000 El Paso Energy Corp. ...............................      6,210,000
     93,634 Exxon Mobil Corp. ..................................      7,543,389
     75,600 Total SA, ADR.......................................      5,235,300
     61,600 Ultramar Diamond Shamrock Corp. ....................      1,397,550
     60,455 USX Marathon Group..................................      1,492,483
                                                                   ------------
                                                                     32,108,097
                                                                   ------------
            Oil Field Services - 0.9%
    135,000 Tidewater, Inc. ....................................      4,860,000
                                                                   ------------
            Paper & Packaging - 0.7%
     55,000 Kimberly-Clark Corp. ...............................      3,588,750
                                                                   ------------
            Printing, Publishing, Broadcasting & Entertainment -
              2.0%
     21,000 * AMFM, Inc. .......................................      1,643,250
     26,000 * CBS Corp. ........................................      1,662,375
    102,000 Time Warner, Inc. ..................................      7,388,625
                                                                   ------------
                                                                     10,694,250
                                                                   ------------

   Shares                                                              Value

 COMMON STOCKS - continued
            Retailing & Wholesale - 8.2%
    111,000 * Abercrombie & Fitch Co., Cl. A.....................   $  2,962,312
     25,906 * Best Buy Co., Inc. ................................      1,300,157
    120,000 Circuit City Stores, Inc. ...........................      5,407,500
     65,284 Dayton Hudson Corp. .................................      4,794,294
    165,000 Lowe's Companies, Inc. ..............................      9,858,750
     45,000 Sears, Roebuck & Co. ................................      1,369,688
     25,000 Tandy Corp. .........................................      1,229,688
     70,000 * Toys "R" Us, Inc. .................................      1,001,875
    242,000 Wal-Mart Stores, Inc. ...............................     16,728,250
                                                                    ------------
                                                                      44,652,514
                                                                    ------------
            Telecommunication Services & Equipment - 3.1%
     25,000 * ADC Telecommunications, Inc. ......................      1,814,062
    120,000 Centurytel, Inc. ....................................      5,685,000
     40,000 Nokia Corp., ADR.....................................      7,600,000
     44,919 * Qwest Communications International, Inc. ..........      1,931,517
                                                                    ------------
                                                                      17,030,579
                                                                    ------------
            Transportation - 0.8%
     40,600 Canadian National Railway Co. .......................      1,068,288
     20,000 Delta Air Lines, Inc. ...............................        996,250
     30,000 Kansas City Southern Industries, Inc. ...............      2,238,750
                                                                    ------------
                                                                       4,303,288
                                                                    ------------
            Utilities - Electric - 0.4%
    100,800 Reliant Energy, Inc. ................................      2,305,800
                                                                    ------------
            Utilities - Gas - 0.3%
     52,511 The Williams Companies, Inc. ........................      1,604,867
                                                                    ------------
            Utilities - Telephone - 4.5%
     49,000 ALLTEL Corp. ........................................      4,051,688
    145,000 AT&T Corp. ..........................................      7,358,750
     78,676 GTE Corp. ...........................................      5,551,575
     25,000 * Nextel Communications, Inc., Cl. A.................      2,578,125
    104,000 SBC Communications, Inc. ............................      5,070,000
                                                                    ------------
                                                                      24,610,138
                                                                    ------------
            Total Common Stocks (cost $397,915,733)..............    499,429,785
                                                                    ------------

                                   EVERGREEN
                         Select Diversified Value Fund
                       Schedule of Investments (continued)
                         December 31, 1999 (Unaudited)

 Principal
   Amount                                                             Value

 SHORT-TERM INVESTMENTS - 1.6%
            Repurchase Agreement - 1.5%
 $7,875,445 Cowen Securities Corp., 2.55%, dated 12/31/1999,
             maturing 1/3/2000, maturity value $7,877,119 (a)...   $  7,875,445
                                                                   ------------
            U.S. Government Agency Obligations - 0.1%
            U.S. Treasury Bills (b):
     85,000 4.885%, 1/13/2000...................................         84,861
     85,000 4.92%, 1/13/2000....................................         84,861
    450,000 5.08%, 2/17/2000....................................        447,033
                                                                   ------------
                                                                        616,755
                                                                   ------------
            Total Short-Term Investments (cost $8,492,200)......      8,492,200
                                                                   ------------

            Total Investments -(cost $406,407,933)........    93.3%  507,921,985
            Other Assets and Liabilities - net............     6.7    36,630,602
                                                             -----  ------------
            Net Assets....................................   100.0% $544,552,587
                                                             =====  ============

(a) The repurchase agreement is fully collateralized by the U.S. govern-ment and/or agency obligations based on market prices plus accrued interest at December 31, 1999.
(b) At December 31, 1999, all or a portion of the principal amount of this security was pledged to cover initial margin requirements for open future contracts.
* Non-income producing security

Summary of Abbreviations:
ADR American Depository Receipts

FUTURES CONTRACTS - LONG POSITIONS

                                Initial Contract     Value at      Unrealized
  Expiration      Contracts          Amount      December 31, 1999    Gain
 ----------------------------------------------------------------------------
  March 2000   25 S&P 500 Index    $8,935,000       $9,276,075      $341,075

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Large Cap Blend Fund
                            Schedule of Investments
                         December 31, 1999 (Unaudited)


 Shares                                                                Value

 COMMON STOCKS - 99.9%
         Automotive Equipment & Manufacturing - 1.7%
  72,080 Ford Motor Co...........................................   $  3,851,775
  74,830 Goodyear Tire & Rubber Co...............................      2,109,271
                                                                    ------------
                                                                       5,961,046
                                                                    ------------
         Banks - 5.9%
  71,780 Bank One Corp...........................................      2,301,446
 128,010 BankAmerica Corp. ......................................      6,424,502
 187,185 FleetBoston Financial Corp..............................      6,516,378
  94,630 Mellon Financial Corp...................................      3,223,334
  19,170 Providian Financial Corp................................      1,745,668
                                                                    ------------
                                                                      20,211,328
                                                                    ------------
         Communication Systems & Services - 10.7%
 144,724 * Cisco Systems, Inc....................................     15,503,559
  79,130 Lucent Technologies, Inc................................      5,919,913
 252,620 * MCI WorldCom, Inc.....................................     13,404,622
  31,110 * Tellabs, Inc..........................................      1,996,873
                                                                    ------------
                                                                      36,824,967
                                                                    ------------
         Consumer Products & Services - 3.3%
  64,990 Gillette Co.............................................      2,676,776
  80,560 Procter & Gamble Co.....................................      8,826,355
                                                                    ------------
                                                                      11,503,131
                                                                    ------------
         Diversified Companies - 1.4%
  39,780 Textron, Inc. ..........................................      3,050,629
  46,640 Tyco International, Ltd.................................      1,813,130
                                                                    ------------
                                                                       4,863,759
                                                                    ------------
         Electrical Equipment & Services - 5.4%
 113,170 General Electric Co.....................................     17,513,057
  11,150 * Solectron Corp........................................      1,060,644
                                                                    ------------
                                                                      18,573,701
                                                                    ------------
         Electronic Equipment & Services - 1.3%
  47,280 Texas Instruments, Inc. ................................      4,580,250
                                                                    ------------
         Finance & Insurance - 8.9%
 128,406 Allstate Corp...........................................      3,081,744
  52,555 American International Group, Inc.......................      5,682,509
 193,410 Citigroup, Inc..........................................     10,746,343
 125,050 Federal National Mortgage Assoc.........................      7,807,810
  38,400 Merrill Lynch & Co., Inc................................      3,206,400
                                                                    ------------
                                                                      30,524,806
                                                                    ------------
         Food & Beverage Products - 4.4%
  62,820 Anheuser Busch Companies, Inc...........................      4,452,367
  80,500 Coca Cola Co............................................      4,689,125
  66,560 * Kroger Co.............................................      1,256,320
  87,340 Nabisco Holdings Corp., Cl. A...........................      2,762,128
  83,060 Philip Morris Companies, Inc. ..........................      1,925,954
                                                                    ------------
                                                                      15,085,894
                                                                    ------------

 Shares                                                               Value

 COMMON STOCKS - continued
         Healthcare Products & Services - 10.4%
 101,320 Bristol-Myers Squibb Co................................   $  6,503,478
  46,570 Johnson & Johnson......................................      4,336,831
  49,870 Lilly (Eli) & Co. .....................................      3,316,355
  25,500 McKesson HBOC, Inc.....................................        575,344
  33,870 Merck & Co., Inc.......................................      2,271,407
  97,480 Monsanto Co............................................      3,472,725
 137,050 Pfizer, Inc............................................      4,445,559
  42,830 Pharmacia & Upjohn, Inc................................      1,927,350
 110,280 Warner-Lambert Co. ....................................      9,036,067
                                                                   ------------
                                                                     35,885,116
                                                                   ------------
         Information Services & Technology - 21.2%
  15,135 * Altera Corp..........................................        750,128
 110,680 * America Online, Inc. ................................      8,349,423
 296,970 Compaq Computer Corp...................................      8,036,751
 156,512 * Compuware Corp.......................................      5,830,072
 144,100 * EMC Corp.............................................     15,742,925
  89,182 Intel Corp. ...........................................      7,340,793
  43,840 International Business Machines Corp...................      4,734,720
 158,780 * Microsoft Corp.......................................     18,537,565
   8,607 * Yahoo!, Inc..........................................      3,724,141
                                                                   ------------
                                                                     73,046,518
                                                                   ------------
         Metal Products & Services - 2.0%
  82,810 Alcoa, Inc. ...........................................      6,873,230
                                                                   ------------
         Oil/Energy - 5.6%
 150,139 Exxon Mobil Corp.......................................     12,095,573
 133,130 Texaco, Inc............................................      7,230,623
                                                                   ------------
                                                                     19,326,196
                                                                   ------------
         Paper & Packaging - 0.3%
  21,560 International Paper Co.................................      1,216,793
                                                                   ------------
         Printing, Publishing, Broadcasting & Entertainment -
           4.9%
 126,140 News Corp, Ltd.........................................      4,824,855
  38,890 Omnicom Group, Inc.....................................      3,889,000
 112,050 Time Warner, Inc. .....................................      8,116,622
                                                                   ------------
                                                                     16,830,477
                                                                   ------------
         Retailing & Wholesale - 5.8%
 146,840 Dayton Hudson Corp.....................................     10,783,563
  45,400 Lowe's Companies, Inc..................................      2,712,650
  96,100 * Safeway, Inc. .......................................      3,417,556
  42,650 Wal-Mart Stores, Inc. .................................      2,948,181
                                                                   ------------
                                                                     19,861,950
                                                                   ------------
         Telecommunication Services & Equipment - 1.5%
  20,349 Motorola, Inc..........................................      2,996,390
  47,365 * Qwest Communications International, Inc..............      2,036,695
                                                                   ------------
                                                                      5,033,085
                                                                   ------------

                                   EVERGREEN
                          Select Large Cap Blend Fund
                       Schedule of Investments (continued)
                         December 31, 1999 (Unaudited)


 Shares                                                                Value

 COMMON STOCKS - continued
         Transportation - 0.4%
  57,490 Burlington Northern Santa Fe Corp.......................   $  1,394,133
                                                                    ------------
         Utilities - Electric - 1.2%
  85,923 Duke Power Co...........................................      4,306,890
                                                                    ------------
         Utilities - Telephone - 3.6%
 139,920 GTE Corp. ..............................................      9,873,105
  25,404 * Nextel Communications, Inc., Cl. A....................      2,619,787
                                                                    ------------
                                                                      12,492,892
                                                                    ------------
         Total Common Stocks
          (cost $247,368,748)....................................    344,396,162
                                                                    ------------

 Principal
   Amount                                                            Value

 SHORT-TERM INVESTMENTS - 1.8%
            Repurchase Agreement - 1.8%
 $6,157,652 Cowen Securities Corp.,
             2.55%, 12/31/1999, maturing 1/3/2000, maturity
             value $6,158,961
             (cost $6,157,652) (a).............................   $  6,157,652
                                                                  ------------

            Total Investments -
             (cost $253,526,400).........................   101.7%  350,553,814
            Other Assets and
             Liabilities - net...........................    (1.7)   (5,905,970)
                                                            -----  ------------
            Net Assets...................................   100.0% $344,647,844
                                                            =====  ============

(a) The repurchase agreement is fully collateralized by the U.S. government and/or agency obligations based on market prices plus accrued interest at December 31, 1999.
*   Non-income producing security.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Secular Growth Fund
                            Schedule of Investments
                         December 31, 1999 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - 96.2%
             Banks - 1.7%
     298,400 Northern Trust Corp.................................   $ 15,815,200
                                                                    ------------
             Communication Systems & Services - 14.2%
     242,100 * Exodus Communications, Inc........................     21,501,506
     370,944 * Global Crossing, Ltd..............................     18,547,200
     235,100 Level 3 Communications, Inc.........................     19,248,813
     202,300 Lucent Technologies, Inc............................     15,134,569
     124,950 * MCI WorldCom, Inc.................................      6,630,159
     450,600 * Metromedia Fiber Network, Inc., Cl. A.............     21,600,637
     218,329 * RF Micro Devices, Inc.............................     14,941,891
     589,400 Williams Communications Group.......................     17,055,763
                                                                    ------------
                                                                     134,660,538
                                                                    ------------
             Electrical Equipment & Services - 4.5%
      76,900 * Broadcom Corp.....................................     20,945,637
     141,281 General Electric Co.................................     21,863,235
                                                                    ------------
                                                                      42,808,872
                                                                    ------------
             Finance & Insurance - 9.4%
     176,000 American Express Co.................................     29,260,000
     155,142 American International Group, Inc...................     16,774,729
     214,195 Federal Home Loan Mortgage Corp.....................     10,080,552
     141,000 Morgan Stanley, Dean Witter & Co. ..................     20,127,750
     328,100 Schwab (Charles) & Co., Inc.........................     12,590,837
                                                                    ------------
                                                                      88,833,868
                                                                    ------------
             Finance - 0.9%
      90,468 Goldman Sachs Group, Inc............................      8,520,955
                                                                    ------------
             Healthcare Products & Services - 6.8%
     337,200 * Amgen, Inc........................................     20,253,075
     244,000 Johnson & Johnson...................................     22,722,500
     247,924 Medtronic, Inc......................................      9,033,731
     286,563 Schering-Plough Corp................................     12,089,376
                                                                    ------------
                                                                      64,098,682
                                                                    ------------
             Information Services & Technology - 30.5%
     242,000 * America Online, Inc. .............................     18,255,875
     123,400 * Broadvision, Inc..................................     20,985,712
      61,200 Brocade Communications Systems, Inc. ...............     10,832,400

   Shares                                                              Value

 COMMON STOCKS - continued
             Information Services &
              Technology - continued
     239,400 * Compuware Corp....................................   $  8,917,650
      55,000 DoubleClick, Inc....................................     13,918,437
     230,900 * EMC Corp..........................................     25,225,825
     203,400 Inktomi Corp. ......................................     18,051,750
     142,800 * JDS Uniphase Corp. ...............................     23,035,425
     181,000 * Legato Systems, Inc. .............................     12,455,063
     376,500 Lifeminders.com, Inc................................     21,742,875
      43,000 * Microsoft Corp....................................      5,020,250
     249,800 MP3.com, Inc. ......................................      7,915,538
     521,811 National Information Consortium, Inc................     16,697,952
     125,939 * Pfsweb, Inc. .....................................      4,722,713
     272,200 * Sun Microsystems, Inc. ...........................     21,078,487
     138,300 VeriSign, Inc.......................................     26,406,656
     163,000 * Veritas Software Corp. ...........................     23,329,375
      22,000 * Yahoo!, Inc.......................................      9,519,125
                                                                    ------------
                                                                     288,111,108
                                                                    ------------
             Printing, Publishing, Broadcasting & Entertainment - 6.3%
     308,100 * CBS Corp. ........................................     19,699,144
     336,600 Comcast Corp., Cl. A................................     17,019,337
     280,500 * Cox Communications, Inc., Cl. A...................     14,445,750
     227,400 * Infinity Broadcasting Corp........................      8,229,038
                                                                    ------------
                                                                      59,393,269
                                                                    ------------
             Retailing & Wholesale - 16.0%
     305,588 * Best Buy Co., Inc. ...............................     15,336,698
     317,900 * Costco Wholesale Corp.............................     29,008,375
     377,800 Dayton Hudson Corp. ................................     27,744,687
     172,791 Gap, Inc............................................      7,948,386
     437,550 Home Depot, Inc.....................................     29,999,522
     242,000 Tandy Corp..........................................     11,903,375
     420,600 Wal-Mart Stores, Inc. ..............................     29,073,975
                                                                    ------------
                                                                     151,015,018
                                                                    ------------
             Telecommunication Services & Equipment - 5.9%
     220,900 * Cisco Systems, Inc................................     23,663,913
     130,738 * E-Tek Dynamics, Inc...............................     17,600,603
      77,300 Nokia Corp., ADR....................................     14,687,000
                                                                    ------------
                                                                      55,951,516
                                                                    ------------
             Total Common Stocks (cost $644,112,309).............    909,209,026
                                                                    ------------

                                   EVERGREEN
                           Select Secular Growth Fund
                       Schedule of Investments (continued)
                         December 31, 1999 (Unaudited)


   Shares                                                               Value

 LIMITED PARTNERSHIP - 0.2%
   1,000,000 Brentwood Associates IV, LP.........................   $        981
   1,000,000 Brentwood Associates V, LP..........................        254,164
   1,000,000 Brentwood Associates VI, LP.........................      1,148,192
     500,000 Franklin Capital Associates, LP ....................         31,309
                                                                    ------------
             Total Limited Partnership (cost $1,464,297).........      1,434,646
                                                                    ------------

  Principal
   Amount                                                              Value

 SHORT-TERM INVESTMENTS - 2.8%
             Repurchase Agreement - 2.8%
 $26,653,080 Cowen Securities Corp., 2.55%, dated 12/31/1999, maturing 1/3/2000, maturity value $26,658,744
              (cost $26,653,080) (a)...........................     $ 26,653,080
                                                                    ------------

             Total Investments -
              (cost $672,229,686).........................    99.2%  937,296,752
             Other Assets and Liabilities - net...........     0.8     8,010,551
                                                             -----  ------------
             Net Assets...................................   100.0% $945,307,303
                                                             =====  ============

(a) The repurchase agreement is fully collateralized by the U.S. government and/or agency obligations based on market prices plus accrued interest at December 31, 1999.
*   Non-income producing security.

Summary of Abbreviations:
ADR  American Depository Receipt

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Small Cap Growth Fund
                            Schedule of Investments
                         December 31, 1999 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - 98.5%
            Building, Construction & Furnishings - 0.4%
     34,100 United States Aggregates, Inc........................   $    409,200
                                                                    ------------
            Business Equipment &
             Services - 9.2%
     21,700 * Great Plains Software, Inc.........................      1,622,075
     68,900 * Startek, Inc.......................................      2,497,625
     63,200 * Teletech Holdings, Inc. ...........................      2,130,037
     30,100 * TSI International Software, Ltd. (a)...............      1,704,413
     92,600 * West Teleservices Corp.............................      2,262,912
                                                                    ------------
                                                                      10,217,062
                                                                    ------------
            Chemical & Agricultural
             Products - 2.5%
     37,700 Geon Co. ............................................      1,225,250
     51,000 Georgia Gulf Corp....................................      1,552,313
                                                                    ------------
                                                                       2,777,563
                                                                    ------------
            Communication Systems &
             Services - 1.4%
     62,600 * Complete Busines Solutions, Inc. (a)...............      1,572,825
                                                                    ------------
            Consumer Products &
             Services - 2.3%
     56,200 * Jakks Pacific, Inc.................................      1,050,238
    141,700 * The Topps Company, Inc.............................      1,470,137
                                                                    ------------
                                                                       2,520,375
                                                                    ------------
            Education - 3.7%
     59,700 * CBT Group Public, Ltd..............................      1,999,950
     67,300 * Devry, Inc.........................................      1,253,462
     55,200 * ITT Educational Services, Inc......................        852,150
                                                                    ------------
                                                                       4,105,562
                                                                    ------------
            Electrical Equipment &
             Services - 7.9%
     41,400 CMP Group, Inc.......................................      1,141,088
     29,900 * Lattice Semiconductor Corp. (a)....................      1,409,038
     47,900 Methode Electronics, Inc.............................      1,538,787
     48,900 * Natural Microsystems Corp. (a).....................      2,289,131
     59,600 * Three-Five Systems, Inc. (a).......................      2,443,600
                                                                    ------------
                                                                       8,821,644
                                                                    ------------
            Electronic Equipment &
             Services - 8.1%
     38,215 * Act Manufacturing, Inc.............................      1,433,063
     45,200 * Kopin Corp. .......................................      1,898,400
     72,000 * LTX Corp...........................................      1,611,000
     55,400 * Universal Electronics, Inc.........................      2,548,400
     32,900 * Veeco Instruments, Inc. (a)........................      1,540,131
                                                                    ------------
                                                                       9,030,994
                                                                    ------------
            Healthcare Products &
             Services - 5.5%
     94,100 * LifePoint Hospitals, Inc. (a)......................      1,111,556
     39,000 * Lynx Therapeutics, Inc. (a)........................      1,262,625
     44,300 * Molecular Devices Corp. (a)........................      2,303,600
    154,900 * PSS World Medical, Inc.............................      1,461,869
                                                                    ------------
                                                                       6,139,650
                                                                    ------------

   Shares                                                             Value

 COMMON STOCKS - continued
            Industrial Specialty Products & Services - 2.1%
     99,200 * Labor Ready, Inc. (a).............................   $  1,202,800
     29,000 Roper Industries, Inc...............................      1,096,563
                                                                   ------------
                                                                      2,299,363
                                                                   ------------
            Information Services &
             Technology - 31.1%
     26,500 * Advanced Digital Information......................      1,288,563
     50,100 * Advantage Learning Systems, Inc. (a)..............        560,494
     11,200 * Applied Micro Circuits Corp. (a)..................      1,425,200
     16,300 * Art Technology Group, Inc.........................      2,088,437
      2,500 * C-bridge Internet Solutions, Inc. (a).............        121,563
     11,600 * Clarify, Inc......................................      1,461,600
     23,350 * Diamond Technology Partners, Inc. (a).............      2,006,641
     47,900 * Documentum, Inc. (a)..............................      2,868,012
     25,200 * Engage Technologies, Inc. (a).....................      1,512,000
     66,400 * Kronos, Inc. (a)..................................      3,984,000
    142,200 * Maxtor Corp. (a)..................................      1,030,950
     21,300 * Metasolv Software, Inc. ..........................      1,741,275
     25,000 * Netegrity, Inc. (a)...............................      1,423,437
      4,200 * Pfsweb, Inc. (a)..................................        157,500
     22,400 * Progress Software Corp............................      1,271,200
     12,988 * PSINet, Inc. (a)..................................        802,009
     23,050 * QRS Corp..........................................      2,420,250
     38,300 * Remedy Corp.......................................      1,814,462
     24,200 * Sandisk Corp. ....................................      2,329,250
     36,000 * Spyglass, Inc. (a)................................      1,365,188
     43,600 * Unify Corp........................................      1,193,550
     24,600 * Xircom, Inc.......................................      1,845,000
                                                                   ------------
                                                                     34,710,581
                                                                   ------------
            Machinery - Diversified - 0.3%
     55,400 Cmi Corp............................................        391,263
                                                                   ------------
            Manufacturing - Distributing - 1.3%
     50,300 Oshkosh Truck Corp..................................      1,474,419
                                                                   ------------
            Oil Field Services - 1.6%
     35,300 * Core Laboratories, NV (a).........................        708,206
     70,000 * Pride International, Inc..........................      1,023,750
                                                                   ------------
                                                                      1,731,956
                                                                   ------------
            Printing, Publishing, Broadcasting & Entertainment -
              7.3%
     31,500 * Citadel Communications Corp.......................      2,043,563
     36,400 * Entercom Communications Corp. (a).................      2,402,400
     78,200 * Media 100, Inc. (a)...............................      2,067,412
     40,000 * Spanish Broadcasting System, Inc., Cl. A (a)......      1,610,000
                                                                   ------------
                                                                      8,123,375
                                                                   ------------
            Retailing & Wholesale - 1.6%
     39,400 * Whole Foods Market, Inc. (a)......................      1,827,175
                                                                   ------------

                                   EVERGREEN
                          Select Small Cap Growth Fund
                       Schedule of Investments (continued)
                         December 31, 1999 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - continued
            Telecommunication Services & Equipment - 7.0%
     74,000 * Davox Corp. (a)....................................   $  1,452,250
     58,700 * ITC DeltaCom, Inc. (a).............................      1,621,587
     32,300 * Microcell Telecommunications.......................      1,061,863
     47,000 * Tollgrade Communications, Inc......................      1,621,500
     38,700 * Viatel, Inc........................................      2,075,287
                                                                    ------------
                                                                       7,832,487
                                                                    ------------
            Transportation - 1.6%
     41,650 * Eagle USA Airfreight, Inc. (a).....................      1,796,156
                                                                    ------------
            Utilities - Telephone - 3.6%
     49,200 * Primus Telecomm Group, Inc.........................      1,881,900
     23,700 * Rural Celluar Corp., Cl. A.........................      2,144,850
                                                                    ------------
                                                                       4,026,750
                                                                    ------------
            Total Common Stocks
             (cost $72,624,234)..................................    109,808,400
                                                                    ------------
 SHORT-TERM INVESTMENTS - 25.0%
            Money Market Shares - 23.5%
 26,219,817 Navigator Prime Portfolio (b)........................     26,219,817
                                                                    ------------

  Principal
   Amount                                                             Value

 SHORT-TERM INVESTMENTS - continued
             Repurchase Agreements - 1.5%
 $ 1,563,000 Evergreen Joint Repurchase Agreement, 3.10%, dated
              12/31/99, maturing 1/3/2000, maturity value
              $1,563,404 (c)....................................    $ 1,563,000
     148,000 State Street Bank & Trust Co., 3.25%, dated
              12/31/1999 maturing 1/3/2000, maturity
              value $148,040 (c)................................        148,000
                                                                   ------------
                                                                      1,711,000
                                                                   ------------
             Total Short-Term Investments
              (cost $27,930,817)................................     27,930,817
                                                                   ------------

            Total Investments -
             (cost $100,555,051).........................   123.5%  137,739,217
            Other Assets and Liabilities - net...........   (23.5)  (26,245,616)
                                                            -----  ------------
            Net Assets...................................   100.0% $111,493,601
                                                            =====  ============

(a) All or a portion of this security is on loan.
(b) Represents investment in cash collateral received for securities on loan.
(c) The repurchase agreement is fully collateralized by the U.S. government and/or agency obligations based on market prices plus accrued interest at December 31, 1999.
*   Non-income producing security.

Summary of Abbreviations:
NV   Naamloze Vennootschap (Dutch corporation)

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                        Select Small Company Value Fund
                            Schedule of Investments
                         December 31, 1999 (Unaudited)


   Shares                                                               Value

 COMMON STOCKS - 100.4%
             Automotive Equipment &
              Manufacturing - 1.3%
      40,000 Arvin Industries, Inc. ..............................   $ 1,135,000
                                                                     -----------
             Banks - 13.1%
      25,000 Britton & Koontz Capital Corp. ......................       468,750
      47,996 Charter One Financial, Inc. .........................       917,924
     105,000 * Civic Bancorp .....................................     1,627,500
      63,600 * Columbia Banking Systems, Inc. ....................       834,750
      57,971 Commercial Bankshares, Inc. .........................     1,239,119
      40,000 First Oak Brook Bancshares, Inc., Cl. A..............       740,000
      30,000 First State Bancorp..................................       412,500
      28,500 Grand Premier Financial, Inc. .......................       422,156
      40,000 Granite State Bankshares, Inc. ......................       795,000
      60,000 Independent Bankshares, Inc. ........................       832,500
      46,100 Mid-State Bancshares.................................     1,469,437
      15,900 * Pointe Financial Corp. ............................       135,150
      35,365 * United Security Bancorp ...........................       442,063
      47,587 Washington Trust Bancorp, Inc. ......................       844,669
                                                                     -----------
                                                                      11,181,518
                                                                     -----------
             Building, Construction &
              Furnishings - 12.2%
      60,000 American Woodmark Corp. .............................     1,455,000
     148,000 Craftmade International, Inc. .......................     1,073,000
      20,000 * Crossmann Communities, Inc. .......................       310,000
      20,000 D.R. Horton, Inc. ...................................       276,250
      71,500 * Furniture Brands International, Inc. ..............     1,573,000
      75,000 * Genlyte Group, Inc. ...............................     1,603,125
      64,400 * Koala Corp. .......................................       901,600
      58,750 * Monaco Coach Corp. ................................     1,501,797
      60,900 * Stanley Furniture Co., Inc. .......................     1,119,037
      30,000 * Toll Brothers, Inc. ...............................       558,750
                                                                     -----------
                                                                      10,371,559
                                                                     -----------
             Business Equipment &
              Services - 3.8%
      73,000 * Interim Services, Inc. ............................     1,806,750
      50,000 * RCM Technologies, Inc. ............................       862,500
       9,000 * Zebra Technologies Corp., Cl. A....................       526,500
                                                                     -----------
                                                                       3,195,750
                                                                     -----------
             Consumer Products &
              Services - 12.0%
      60,000 * Chattem, Inc. .....................................     1,140,000
      40,000 CPI Corp. ...........................................       902,500
      35,000 * CSG System International, Inc. ....................     1,395,625
      50,000 * Fossil, Inc. ......................................     1,156,250
      59,700 * Guess?, Inc. ......................................     1,298,475
      61,000 Industrie Natuzzi SpA, ADR...........................       808,250
      45,000 Lancaster Colony Corp. ..............................     1,490,625
     100,000 * Maxwell Shoe, Inc. Cl. A...........................       800,000
      19,000 Polaris Industries, Inc. ............................       688,750
     116,900 Stewart Enterprises, Inc., Cl. A.....................       555,275
                                                                     -----------
                                                                      10,235,750
                                                                     -----------

   Shares                                                              Value

 COMMON STOCKS - continued
             Electrical Equipment &
              Services - 1.7%
      40,000 Applied Power, Inc., Cl. A..........................   $ 1,470,000
                                                                    -----------
             Electronic Equipment &
              Services - 2.8%
      22,800 * Hadco Corp. ......................................     1,162,800
     195,000 * Vicon Industries, Inc. ...........................     1,170,000
                                                                    -----------
                                                                      2,332,800
                                                                    -----------
             Finance & Insurance - 3.3%
      45,500 Morgan Keegan, Inc. ................................       764,969
      70,000 Raymond James Financial, Inc. ......................     1,308,125
      27,700 Waddell & Reed Financial, Inc., Cl. A...............       751,362
                                                                    -----------
                                                                      2,824,456
                                                                    -----------
             Food & Beverage Products - 5.6%
      55,000 International Multifoods Corp. .....................       728,750
      90,600 Michael Foods, Inc. ................................     2,231,025
     280,000 * Monterey Pasta Co. ...............................     1,102,500
      30,000 * Performance Food Group Co. .......................       731,250
                                                                    -----------
                                                                      4,793,525
                                                                    -----------
             Healthcare Products &
              Services - 10.1%
      70,000 Alpharma, Inc., Cl. A...............................     2,152,500
      90,000 * AmeriSource Health Corp., Cl. A...................     1,366,875
      21,000 * ArthroCare Corp. .................................     1,281,000
      29,000 Beckman Coulter, Inc. ..............................     1,475,375
      77,500 * Exactech, Inc. ...................................       915,469
      31,750 * Jones Pharma, Inc. ...............................     1,379,140
                                                                    -----------
                                                                      8,570,359
                                                                    -----------
             Industrial Specialty Products &
              Services - 1.3%
      28,600 Donaldson, Inc. ....................................       688,188
      14,000 * Meade Instruments Corp. ..........................       399,000
                                                                    -----------
                                                                      1,087,188
                                                                    -----------
             Information Services &
              Technology - 4.0%
      23,200 * Micros Systems, Inc. .............................     1,716,800
      47,100 * SBS Technologies, Inc. ...........................     1,719,150
                                                                    -----------
                                                                      3,435,950
                                                                    -----------
             Manufacturing - Distributing - 1.7%
      65,000 LSI Industries, Inc. ...............................     1,405,625
                                                                    -----------
             Oil/Energy - 2.1%
      20,000 * Barrett Resources Corp. ..........................       588,750
      45,000 Berry Petroleum Co., Cl. A..........................       680,625
      32,000 Cabot Oil & Gas Corp., Cl. A........................       514,000
                                                                    -----------
                                                                      1,783,375
                                                                    -----------
             Printing, Publishing, Broadcasting
              & Entertainment - 2.6%
      97,800 Bowne & Co., Inc. ..................................     1,320,300
      77,000 * Obie Media Corp. .................................       895,125
                                                                    -----------
                                                                      2,215,425
                                                                    -----------

                                   EVERGREEN
                        Select Small Company Value Fund
                      Schedule of Investments (continued)
                         December 31, 1999 (Unaudited)


   Shares                                                               Value

 COMMON STOCKS - continued
             Real Estate - 0.8%
      89,600 Mission West Properties, Inc., REIT..................   $   694,400
                                                                     -----------
             Retailing & Wholesale - 13.1%
      40,000 * Ames Department Stores, Inc. ......................     1,152,500
      60,000 * Consolidated Stores Corp. .........................       975,000
      78,900 Freds, Inc. Cl. A....................................     1,257,469
      45,000 * Papa John's International, Inc. ...................     1,172,813
     125,000 Pier 1 Imports, Inc. ................................       796,875
      95,000 Ross Stores, Inc. ...................................     1,704,062
     152,700 * Sonic Automotive, Inc. ............................     1,488,825
      55,000 * Whole Foods Market, Inc. ..........................     2,550,625
                                                                     -----------
                                                                      11,098,169
                                                                     -----------
             Telecommunication Services & Equipment - 1.7%
      97,400 Hickory Tech Corp....................................     1,461,000
                                                                     -----------

   Shares                                                               Value

 COMMON STOCKS - continued
             Thrift Institutions - 3.5%
      36,000 Highland Bancorp, Inc................................   $   684,000
      75,400 Horizon Financial Corp...............................       716,300
      14,200 Mech Financial, Inc..................................       490,787
      45,000 MetroWest Bank.......................................       267,188
      25,000 * Monterey Bay Bancorp, Inc..........................       253,125
      32,500 * Quaker City Bancorp, Inc...........................       528,125
                                                                     -----------
                                                                       2,939,525
                                                                     -----------
             Utilities - Electric - 1.4%
      61,100 MDU Resources Group, Inc.............................     1,222,000
                                                                     -----------
             Utilities - Gas - 2.3%
      25,000 Eastern Enterprises..................................     1,435,938
      20,000 NUI Corp.............................................       527,500
                                                                     -----------
                                                                       1,963,438
                                                                     -----------

             Total Investments -
              (cost $82,776,879)..........................   100.4%  85,416,812
             Other Assets and Liabilities - net...........    (0.4)    (301,358)
                                                             -----  -----------
             Net Assets...................................   100.0% $85,115,454
                                                             =====  ===========

* Non-income producing security

Summary of Abbreviations:
ADR  American Depository Receipt
REIT Real Estate Investment Trust

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Select Social Principles Fund
                            Schedule of Investments
                         December 31, 1999 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - 98.4%
             Advertising & Related Services - 2.7%
     117,800 * Ha Lo Industries, Inc. ...........................   $    883,500
      28,800 Young & Rubicam, Inc. ..............................      2,037,600
                                                                    ------------
                                                                       2,921,100
                                                                    ------------
             Aerospace & Defense - 0.5%
      68,900 * BE Aerospace, Inc. ...............................        581,344
                                                                    ------------
             Banks - 4.5%
      36,716 FleetBoston Financial Corp. ........................      1,278,176
      30,600 Mellon Financial Corp. .............................      1,042,312
      54,500 SouthTrust Corp. ...................................      2,060,781
      13,500 Summit Bancorp......................................        413,438
                                                                    ------------
                                                                       4,794,707
                                                                    ------------
             Building, Construction & Furnishings - 2.2%
      48,394 * NCI Building Systems, Inc. .......................        895,289
      27,500 Southdown, Inc. ....................................      1,419,688
                                                                    ------------
                                                                       2,314,977
                                                                    ------------
             Business Equipment & Services - 0.4%
      30,000 * Consolidated Graphics, Inc. ......................        448,125
                                                                    ------------
             Communication Systems & Services - 3.9%
      30,400 * Metromedia Fiber Network, Inc.,
              Cl. A..............................................      1,457,300
      16,600 * NorthPoint Communications
              Group, Inc. .......................................        398,400
      35,900 * Tellabs, Inc. ....................................      2,304,331
                                                                    ------------
                                                                       4,160,031
                                                                    ------------
             Consumer Products & Services - 1.0%
      16,700 Harley-Davidson, Inc. ..............................      1,069,844
                                                                    ------------
             Diversified Companies - 0.9%
      28,800 ITT Industries, Inc. ...............................        963,000
                                                                    ------------
             Education - 0.9%
      48,300 * Apollo Group, Inc. ...............................        969,019
                                                                    ------------
             Electrical Equipment & Services - 2.0%
      18,200 Linear Technology Corp. ............................      1,302,438
       9,600 * SCI Systems, Inc. ................................        789,000
                                                                    ------------
                                                                       2,091,438
                                                                    ------------
             Electronic Equipment & Services - 3.6%
      57,600 * Teradyne, Inc. ...................................      3,801,600
                                                                    ------------
             Finance & Insurance - 6.5%
      16,510 AFLAC, Inc. ........................................        779,066
      39,700 Annuity & Life Re, Ltd. ............................      1,037,162
      52,300 Conseco, Inc. ......................................        934,862
      29,800 Countrywide Credit Industries, Inc. ................        752,450
      31,600 E Trade Group, Inc. ................................        825,550

   Shares                                                             Value

 COMMON STOCKS - continued
             Finance & Insurance - continued
      32,710 Partnerre, Ltd. ...................................   $  1,061,031
      38,800 ReliaStar Financial Corp. .........................      1,520,475
                                                                   ------------
                                                                      6,910,596
                                                                   ------------
             Food & Beverage Products - 6.4%
      28,700 Dean Foods Co. ....................................      1,140,825
      53,900 * Keebler Foods Co. ...............................      1,515,937
      23,500 McCormick & Co., Inc. .............................        699,125
      31,000 * Tricon Global Restaurants, Inc. .................      1,197,375
     133,400 * United States Food Service.......................      2,234,450
                                                                   ------------
                                                                      6,787,712
                                                                   ------------
             Healthcare Products & Services - 7.1%
      19,700 * Biogen, Inc. ....................................      1,664,650
      40,100 * Elan Corp., PLC, ADR.............................      1,182,950
     198,500 * HEALTHSOUTH Corp. ...............................      1,066,938
       7,100 MedImmune, Inc. ...................................      1,177,712
      43,202 Mylan Laboratories, Inc. ..........................      1,088,150
      55,700 * Pediatrix Medical Group, Inc. ...................        389,900
      14,400 * Wellpoint Health Networks, Inc., Cl. A...........        949,500
                                                                   ------------
                                                                      7,519,800
                                                                   ------------
             Industrial Specialty Products & Services - 1.1%
      28,400 Magna International, Inc., Cl. A...................      1,203,450
                                                                   ------------
             Information Services & Technology - 28.0%
      28,300 * Altera Corp. ....................................      1,402,619
      12,600 * Citrix Systems, Inc. ............................      1,549,800
      19,350 CNET, Inc. ........................................      1,098,113
      93,100 * Compuware Corp. .................................      3,467,975
      12,420 * JDS Uniphase Corp. ..............................      2,003,501
      43,000 * PMC-Sierra, Inc. ................................      6,893,437
      25,300 * PSINet, Inc. ....................................      1,562,275
      31,100 * Sanmina Corp. ...................................      3,106,113
      29,000 * Siebel Systems, Inc. ............................      2,436,000
      44,475 * Veritas Software Corp. ..........................      6,365,484
                                                                   ------------
                                                                     29,885,317
                                                                   ------------
             Oil/Energy - 4.6%
      47,900 El Paso Energy Corp. ..............................      1,859,119
     232,400 * Newpark Resources, Inc. .........................      1,423,450
      71,300 Ultramar Diamond Shamrock Corp. ...................      1,617,619
                                                                   ------------
                                                                      4,900,188
                                                                   ------------
             Paper & Packaging - 1.1%
      79,400 Rock Tennessee Co., Cl. A..........................      1,171,150
                                                                   ------------
             Pharmaceuticals - 0.9%
      23,600 Chiron Corp. ......................................      1,000,050
                                                                   ------------
             Printing, Publishing, Broadcasting &
              Entertainment - 1.2%
      12,600 Omnicom Group, Inc. ...............................      1,260,000
                                                                   ------------

                                   EVERGREEN
                         Select Social Principles Fund
                      Schedule of Investments (continued)
                         December 31, 1999 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - continued
             Real Estate - 0.9%
      54,100 FelCor Lodging Trust, Inc., REIT....................   $    946,749
                                                                    ------------
             Retailing & Wholesale - 8.3%
      17,160 * Abercrombie & Fitch Co., Cl. A....................        457,958
      71,026 * Best Buy Co., Inc. ...............................      3,564,617
       4,150 Circuit City Stores, Inc. ..........................        187,009
     105,000 Family Dollar Stores, Inc. .........................      1,712,812
     125,100 * Saks, Inc. .......................................      1,946,869
      42,200 * Starbucks Corp. ..................................      1,023,350
                                                                    ------------
                                                                       8,892,615
                                                                    ------------
             Telecommunication Services & Equipment - 5.2%
      24,220 Crown Castle International Corp. ...................        778,067
      89,900 * Qwest Communications International, Inc. .........      3,865,700
       6,400 Voicestream Wireless Corp. .........................        910,800
                                                                    ------------
                                                                       5,554,567
                                                                    ------------
             Utilities - Electric - 4.5%
      71,300 Cinergy Corp. ......................................      1,720,113
      73,428 Sierra Pacific Resources New........................      1,271,222
      95,600 UtiliCorp United, Inc. .............................      1,858,225
                                                                    ------------
                                                                       4,849,560
                                                                    ------------
             Total Common Stocks
              (cost $82,877,279).................................    104,996,939
                                                                    ------------

 Principal
   Amount                                                            Value

 SHORT-TERM INVESTMENTS - 4.6%
            Repurchase Agreement - 4.6%
 $4,863,609 Cowen Securities Corp., 2.55%, dated 12/31/1999, maturing 1/3/2000, maturity value $4,864,643
             (cost $4,863,609) (a).............................   $  4,863,609
                                                                  ------------

            Total Investments - (cost $87,740,888).......   103.0%  109,860,548
            Other Assets and Liabilities - net...........    (3.0)   (3,197,623)
                                                            -----  ------------
            Net Assets...................................   100.0% $106,662,925
                                                            =====  ============

(a) The repurchase agreement is fully collateralized by the U.S. government and/or agency obligations based on market prices plus accrued interest at December 31, 1999.
*   Non-income producing security.

Summary of Abbreviations:
ADR  American Depository Receipt
REIT Real Estate Investment Trust

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Strategic Growth Fund
                            Schedule of Investments
                         December 31, 1999 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - 96.9%
             Banks - 0.7%
      65,475 U.S. Trust Corp. ...................................   $  5,250,277
                                                                    ------------
             Business Equipment &
              Services - 1.5%
      56,775 i2 Technologies, Inc. ..............................     11,071,125
                                                                    ------------
             Chemical & Agricultural
              Products - 1.1%
     153,550 Waters Corp. .......................................      8,138,150
                                                                    ------------
             Communication Systems & Services - 10.8%
     394,200 * Cisco Systems, Inc. ..............................     42,228,675
     258,525 Lucent Technologies, Inc. ..........................     19,340,901
     166,400 * Powerwave Technologies, Inc. .....................      9,713,600
     114,000 RF Micro Devices, Inc. .............................      7,801,875
                                                                    ------------
                                                                      79,085,051
                                                                    ------------
             Consumer Products &
              Services - 2.4%
     160,175 Procter & Gamble Co. ...............................     17,549,173
                                                                    ------------
             Electrical Equipment
              & Services - 4.8%
     157,175 General Electric Co. ...............................     24,322,831
      67,575 * QLogic Corp. .....................................     10,803,553
                                                                    ------------
                                                                      35,126,384
                                                                    ------------
             Electronic Equipment &
              Services - 2.8%
      49,575 SDL, Inc. ..........................................     10,807,350
      97,025 Texas Instruments, Inc. ............................      9,399,297
                                                                    ------------
                                                                      20,206,647
                                                                    ------------
             Finance & Insurance - 3.1%
     117,450 AFLAC, Inc. ........................................      5,542,172
     111,650 Citigroup, Inc. ....................................      6,203,553
      55,125 Federal National Mortgage Assoc. ...................      3,441,867
     265,759 MBNA Corp. .........................................      7,241,933
                                                                    ------------
                                                                      22,429,525
                                                                    ------------
             Food & Beverage Products - 3.2%
     205,525 Anheuser Busch Companies, Inc. .....................     14,566,585
     134,175 Quaker Oats Co. ....................................      8,805,234
                                                                    ------------
                                                                      23,371,819
                                                                    ------------
             Healthcare Products &
              Services - 12.2%
     262,900 Bristol-Myers Squibb Co. ...........................     16,874,894
     200,175 Johnson & Johnson...................................     18,641,297
     244,175 * MedQuist, Inc. ...................................      6,302,767
     358,775 Medtronic, Inc. ....................................     13,072,864
     246,575 Merck & Co., Inc. ..................................     16,535,936
     129,800 Schering-Plough Corp. ..............................      5,475,938
     151,050 Warner-Lambert Co. .................................     12,376,659
                                                                    ------------
                                                                      89,280,355
                                                                    ------------
             Information Services &
              Technology - 33.8%
     234,250 * America Online, Inc. .............................     17,671,234
      57,100 * Applied Micro Circuits Corp. .....................      7,265,975

   Shares                                                             Value

 COMMON STOCKS - continued
             Information Services &
              Technology - continued
      40,780 * Broadvision, Inc. ...............................   $  6,935,149
      45,180 Business Objects SA................................      6,037,178
      97,675 CDW Computer Centers, Inc. ........................      7,679,697
     156,600 * EMC Corp. .......................................     17,108,550
      60,650 Emulex Corp. ......................................      6,823,125
      86,125 Harmonic Lightwaves, Inc. .........................      8,176,492
      86,800 * JDS Uniphase Corp. ..............................     14,001,925
     115,375 * Legato Systems, Inc. ............................      7,939,242
     150,600 * Mercury Interactive Corp. .......................     16,255,388
     349,750 * Microsoft Corp. .................................     40,833,312
      54,750 * Network Appliance, Inc. .........................      4,547,672
      70,550 * PMC-Sierra, Inc. ................................     11,310,047
     119,805 Siebel Systems, Inc. ..............................     10,063,620
     209,050 * Sun Microsystems, Inc. ..........................     16,188,309
     148,400 * Synopsys, Inc. ..................................      9,905,700
     160,900 * Vitesse Semiconductor Corp. .....................      8,437,194
      69,250 * Yahoo!, Inc. ....................................     29,963,609
                                                                   ------------
                                                                    247,143,418
                                                                   ------------
             Oil/Energy - 0.5%
      84,900 Enron Corp. .......................................      3,767,437
                                                                   ------------
             Paper & Packaging - 2.4%
     178,225 Georgia-Pacific Corp. .............................      9,044,919
     133,485 Kimberly-Clark Corp. ..............................      8,709,896
                                                                   ------------
                                                                     17,754,815
                                                                   ------------
             Printing, Publishing, Broadcasting &
              Entertainment - 2.2%
     118,801 Knight-Ridder, Inc. ...............................      7,068,659
      28,542 New York Times Co., Cl. A .........................      1,402,126
      74,200 Omnicom Group, Inc. ...............................      7,420,000
                                                                   ------------
                                                                     15,890,785
                                                                   ------------
             Retailing & Wholesale - 9.7%
      92,900 * Best Buy Co., Inc. ..............................      4,662,419
     101,375 Circuit City Stores, Inc. .........................      4,568,211
     362,075 Family Dollar Stores, Inc. ........................      5,906,348
     268,688 Home Depot, Inc. ..................................     18,421,887
     133,925 Lowe's Companies, Inc. ............................      8,002,019
      86,862 Tandy Corp. .......................................      4,272,525
      93,200 Tiffany & Co. .....................................      8,318,100
     236,675 Wal-Mart Stores, Inc. .............................     16,360,159
                                                                   ------------
                                                                     70,511,668
                                                                   ------------
             Telecommunication Services & Equipment - 5.1%
      87,175 E-Tek Dynamics, Inc. ..............................     11,735,934
     113,700 Nortel Networks Corp. .............................     11,483,700
      77,900 * Qualcomm, Inc. ..................................     13,720,138
                                                                   ------------
                                                                     36,939,772
                                                                   ------------
             Utilities - Telephone - 0.6%
      95,175 SBC Communications, Inc. ..........................      4,639,781
                                                                   ------------
             Total Common Stocks
              (cost $445,804,262)...............................    708,156,182
                                                                   ------------

                                   EVERGREEN
                          Select Strategic Growth Fund
                      Schedule of Investments (continued)
                         December 31, 1999 (Unaudited)


   Shares                                                              Value

 SHORT-TERM INVESTMENTS - 2.5%
             Money Market Shares - 0.0%
     192,812 Valiant General Fund................................   $    192,812
                                                                    ------------

 Principal
  Amount                                                               Value

             Repurchase Agreement - 2.5%
$18,491,401  Cowen Securities Corp., 2.55%, dated
              12/31/1999, maturing 1/3/2000,
              maturity value $18,495,330 (a).....................   $ 18,491,401
                                                                    ------------
             Total Short-Term Investments
              (cost $18,684,213).................................     18,684,213
                                                                    ------------

             Total Investments -
              (cost $464,488,475).........................    99.4%  726,840,395
             Other Assets and Liabilities - net...........     0.6     4,200,161
                                                             -----  ------------
             Net Assets...................................   100.0% $731,040,556
                                                             =====  ============

(a) The repurchase agreement is fully collateralized by the U.S. government and/or agency obligations based on market prices plus accrued interest at December 31, 1999.
*   Non-income producing security.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Strategic Value Fund
                            Schedule of Investments
                         December 31, 1999 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - 94.6%
             Automotive Equipment & Manufacturing - 1.0%
     230,100 * Lear Corp. .......................................   $  7,363,200
                                                                    ------------
             Banks - 12.3%
     245,700 BankAmerica Corp. ..................................     12,331,069
     341,400 Chase Manhattan Corp. ..............................     26,522,512
     662,600 Mellon Financial Corp. .............................     22,569,813
     278,500 SouthTrust Corp. ...................................     10,530,781
     539,100 Wells Fargo Co. ....................................     21,799,856
                                                                    ------------
                                                                      93,754,031
                                                                    ------------
             Chemical & Agricultural
              Products - 2.3%
     634,600 Hercules, Inc. .....................................     17,689,475
                                                                    ------------
             Consumer Products &
              Services - 5.4%
     499,900 Black & Decker Corp. ...............................     26,119,775
     309,000 Maytag Corp. .......................................     14,832,000
                                                                    ------------
                                                                      40,951,775
                                                                    ------------
             Electronic Equipment &
              Services - 4.2%
     165,184 Koninklijke (Royal) Philips Electronics, NV, ADR....     22,299,840
     152,015 * Teradyne, Inc. ...................................     10,032,990
                                                                    ------------
                                                                      32,332,830
                                                                    ------------
             Finance & Insurance - 9.5%
     174,000 Allstate Corp. .....................................      4,176,000
     424,700 Citigroup, Inc. ....................................     23,597,394
     371,900 Countrywide Credit Industries, Inc. ................      9,390,475
     138,700 Loews Corp. ........................................      8,417,356
     269,400 Merrill Lynch & Co., Inc. ..........................     22,494,900
     144,100 Nationwide Financial Services, Inc.,
              Cl. A..............................................      4,025,794
                                                                    ------------
                                                                      72,101,919
                                                                    ------------
             Food & Beverage Products - 3.3%
     391,700 McDonald's Corp. ...................................     15,790,407
     411,500 Philip Morris Companies, Inc. ......................      9,541,656
                                                                    ------------
                                                                      25,332,063
                                                                    ------------
             Healthcare Products &
              Services - 4.5%
     315,900 Bristol-Myers Squibb Co. ...........................     20,276,831
     613,900 * Tenet Healthcare Corp. ...........................     14,426,650
                                                                    ------------
                                                                      34,703,481
                                                                    ------------
             Information Services &
              Technology - 3.4%
      92,400 Intel Corp. ........................................      7,605,675
     170,300 International Business Machines Corp. ..............     18,392,400
                                                                    ------------
                                                                      25,998,075
                                                                    ------------

   Shares                                                             Value

 COMMON STOCKS - continued
             Metal Products & Services - 5.8%
     396,800 Alcoa, Inc. .......................................   $ 32,934,400
     334,200 USX United States Steel Group......................     11,028,600
                                                                   ------------
                                                                     43,963,000
                                                                   ------------
             Oil/Energy - 12.8%
     295,000 Burlington Resources, Inc. ........................      9,753,437
     190,100 El Paso Energy Corp. ..............................      7,378,256
     349,822 Exxon Mobil Corp. .................................     28,182,535
     307,500 Texaco, Inc. ......................................     16,701,094
     716,500 Tosco Corp. .......................................     19,479,844
     297,600 Ultramar Diamond Shamrock Corp. ...................      6,751,800
     380,000 USX Marathon Group.................................      9,381,250
                                                                   ------------
                                                                     97,628,216
                                                                   ------------
             Paper & Packaging - 3.2%
     554,400 Mead Corp. ........................................     24,081,750
                                                                   ------------
             Printing, Publishing, Broadcasting &
              Entertainment - 3.0%
     786,100 Disney (Walt) Co. .................................     22,993,425
                                                                   ------------
             Real Estate - 0.5%
     201,200 FelCor Lodging Trust, Inc., REIT...................      3,521,000
                                                                   ------------
             Retailing & Wholesale - 2.6%
     333,500 Lowe's Companies, Inc. ............................     19,926,625
                                                                   ------------
             Telecommunication Services & Equipment - 8.2%
     504,800 Centurytel, Inc. ..................................     23,914,900
     154,600 Motorola, Inc. ....................................     22,764,850
      85,200 Nokia Corp., ADR...................................     16,188,000
                                                                   ------------
                                                                     62,867,750
                                                                   ------------
             Utilities - Gas - 3.7%
     359,500 NICOR, Inc. .......................................     11,683,750
     543,700 The Williams Companies, Inc. ......................     16,616,831
                                                                   ------------
                                                                     28,300,581
                                                                   ------------
             Utilities - Telephone - 8.9%
     229,500 ALLTEL Corp. ......................................     18,976,780
     491,000 AT&T Corp. ........................................     24,918,250
     344,700 GTE Corp. .........................................     24,322,894
                                                                   ------------
                                                                     68,217,924
                                                                   ------------
             Total Common Stocks
              (cost $650,563,156)...............................    721,727,120
                                                                   ------------
 PREFERRED STOCKS - 1.4%
             Printing, Publishing, Broadcasting &
              Entertainment - 1.4%
     314,700 News Corp., Ltd.
              (cost $7,860,011) ................................     10,522,782
                                                                   ------------

                                   EVERGREEN
                          Select Strategic Value Fund
                       Schedule of Investments (continued)
                         December 31, 1999 (Unaudited)


   Shares                                                              Value

 SHORT-TERM INVESTMENTS - 3.8%
             Money Market Shares - 0.4%
   3,321,071 Valiant General Fund ...............................   $  3,321,071
                                                                    ------------

  Principal
   Amount                                                              Value

             Repurchase Agreement - 3.4%
 $26,216,748 Cowen Securities Corp., 2.55%,
              dated 12/31/1999, maturing
              1/3/2000, maturity value
              $26,222,319 (a)....................................   $ 26,216,748
                                                                    ------------
             Total Short-Term Investments
              (cost $29,537,819).................................     29,537,819
                                                                    ------------

             Total Investments -
              (cost $687,960,986).........................    99.8%  761,787,721
             Other Assets and Liabilities - net...........     0.2     1,355,833
                                                             -----  ------------
             Net Assets...................................   100.0% $763,143,554
                                                             =====  ============

(a) The repurchase agreement is fully collateralized by the U.S. government and/or agency obligations based on market prices plus accrued interest at December 31, 1999.
* Non-income producing security.

Summary of Abbreviations:
ADR  American Depository Receipt
NV   Naamloze Vennootschap (Dutch corporation)
REIT Real Estate Investment Trust

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Select Equity Funds
                      Statements of Assets and Liabilities
                         December 31, 1999 (Unaudited)


                                                       Diversified   Large Cap     Secular
                            Balanced     Core Equity      Value        Blend        Growth
                              Fund           Fund          Fund         Fund         Fund
 ---------------------------------------------------------------------------------------------
Assets
 Identified cost of
  securities............  $562,213,462  $1,820,713,022 $406,407,933 $253,526,400 $672,229,686
 Net unrealized gains on
  securities............    83,402,168     897,672,706  101,514,052   97,027,414  265,067,066
 ---------------------------------------------------------------------------------------------
 Market value of
  securities............   645,615,630   2,718,385,728  507,921,985  350,553,814  937,296,752
 Cash...................         2,241               0            0            0    1,696,056
 Receivable for
  securities sold.......       380,304               0   36,472,959            0   14,824,140
 Receivable for Fund
  shares sold...........        51,376         853,954       41,747            0        6,434
 Dividends and interest
  receivable............     5,344,872       2,271,074      487,207      343,538      127,845
 Receivable for daily
  variation margin on
  open futures
  contracts.............             0               0       21,250            0            0
 Deferred organization
  expenses..............             0               0            0            0            0
 Prepaid expenses and
  other assets..........         2,603          14,899       25,825       26,137       28,083
 ---------------------------------------------------------------------------------------------
 Total assets...........   651,397,026   2,721,525,655  544,970,973  350,923,489  953,979,310
 ---------------------------------------------------------------------------------------------
Liabilities
 Distributions payable..       667,475               0       20,197      100,428            0
 Payable for securities
  purchased.............             0               0            0            0    7,784,880
 Payable for Fund shares
  redeemed..............     4,081,399         893,511       68,575    5,915,042      161,671
 Payable for securities
  on loan...............             0               0            0            0            0
 Due to custodian bank..             0               0            0            0            0
 Advisory fee payable...       277,030       1,594,631      225,810      189,414      446,808
 Distribution Plan
  expenses payable......             8             746            9          134            1
 Due to other related
  parties...............        11,701          50,067       10,108        6,791       16,926
 Accrued expenses and
  other liabilities.....       160,910         322,564       93,687       63,836      261,721
 ---------------------------------------------------------------------------------------------
 Total liabilities......     5,198,523       2,861,519      418,386    6,275,645    8,672,007
 ---------------------------------------------------------------------------------------------
Net assets..............  $646,198,503  $2,718,664,136 $544,552,587 $344,647,844 $945,307,303
 ---------------------------------------------------------------------------------------------
Net assets represented
 by
 Paid-in capital........  $539,076,474  $1,758,585,466 $426,101,911 $236,564,477 $602,775,902
 Undistributed
  (overdistributed) net
  investment income or
  loss..................       (67,625)        807,508       42,516        5,027     (642,815)
 Accumulated net
  realized gains or
  losses on securities
  and futures
  contracts.............    23,787,486      61,598,456   16,553,033   11,050,926   78,107,150
 Net unrealized gains on
  securities and futures
  contracts.............    83,402,168     897,672,706  101,855,127   97,027,414  265,067,066
 ---------------------------------------------------------------------------------------------
Total net assets........  $646,198,503  $2,718,664,136 $544,552,587 $344,647,844 $945,307,303
 ---------------------------------------------------------------------------------------------
Net assets consists of
 Class I................  $645,160,940  $2,671,204,314 $543,139,434 $344,218,930 $945,226,365
 Class IS...............     1,037,563      47,459,822    1,413,153      428,914       80,938
 ---------------------------------------------------------------------------------------------
 Total net assets.......  $646,198,503  $2,718,664,136 $544,552,587 $344,647,844 $945,307,303
 ---------------------------------------------------------------------------------------------
Shares outstanding
 Class I................    45,079,474      29,734,719   19,096,865    7,948,714    6,480,308
 Class IS...............        72,288         567,600       50,300        9,913          556
 ---------------------------------------------------------------------------------------------
Net asset value per
 share
 Class I................  $      14.31  $        89.83 $      28.44 $      43.30 $     145.86
 ---------------------------------------------------------------------------------------------
 Class IS...............  $      14.35  $        83.61 $      28.09 $      43.27 $     145.57
 ---------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Select Equity Funds
                      Statements of Assets and Liabilities
                         December 31, 1999 (Unaudited)


                           Small Cap    Small Company    Social     Strategic     Strategic
                             Growth         Value      Principles     Growth        Value
                              Fund          Fund          Fund         Fund          Fund
 --------------------------------------------------------------------------------------------
Assets
 Identified cost of
  securities............  $100,555,051   $82,776,879  $ 87,740,888 $464,488,475  $687,960,986
 Net unrealized gains on
  securities............    37,184,166     2,639,933    22,119,660  262,351,920    73,826,735
 --------------------------------------------------------------------------------------------
 Market value of
  securities............   137,739,217    85,416,812   109,860,548  726,840,395   761,787,721
 Cash...................           330             0             0        3,625             0
 Receivable for
  securities sold.......        11,011       562,179             0      666,585             0
 Receivable for Fund
  shares sold...........        34,025             0             0    4,507,824     4,267,001
 Dividends and interest
  receivable............         5,251       101,467        88,571      252,973     1,057,689
 Receivable for daily
  variation margin on
  open futures
  contracts.............             0             0             0            0             0
 Deferred organization
  expenses..............         3,921             0             0            0             0
 Prepaid expenses and
  other assets..........        11,689        27,299        11,393       21,813        32,144
 --------------------------------------------------------------------------------------------
   Total assets.........   137,805,444    86,107,757   109,960,512  732,293,215   767,144,555
 --------------------------------------------------------------------------------------------
Liabilities
 Distributions payable..             0        17,751             0            0       437,200
 Payable for securities
  purchased.............             0       383,958             0            0     2,781,525
 Payable for Fund shares
  redeemed..............             0       271,000     3,216,471      779,024       125,831
 Payable for securities
  on loan...............    26,219,817             0             0            0             0
 Due to custodian bank..             0       235,455             0            0             0
 Advisory fee payable...        68,826        59,972        70,006      400,036       471,360
 Distribution Plan
  expenses payable......             0             0             0          122            20
 Due to other related
  parties...............             0         1,936         1,952       14,511        20,117
 Accrued expenses and
  other liabilities.....        23,200        22,231         9,158       58,966       164,948
 --------------------------------------------------------------------------------------------
   Total liabilities....    26,311,843       992,303     3,297,587    1,252,659     4,001,001
 --------------------------------------------------------------------------------------------
Net assets..............  $111,493,601   $85,115,454  $106,662,925 $731,040,556  $763,143,554
 --------------------------------------------------------------------------------------------
Net assets represented
 by
 Paid-in capital........  $ 71,224,547   $99,878,337  $ 78,022,790 $425,177,634  $680,029,743
 Undistributed
  (overdistributed) net
  investment income or
  loss..................      (220,306)       (8,535)        9,227      (89,568)       42,890
 Accumulated net
  realized gains or
  losses on securities
  and futures
  contracts.............     3,305,194   (17,394,281)    6,511,248   43,600,570     9,244,186
 Net unrealized gains on
  securities and futures
  contracts.............    37,184,166     2,639,933    22,119,660  262,351,920    73,826,735
 --------------------------------------------------------------------------------------------
   Total net assets.....  $111,493,601   $85,115,454  $106,662,925 $731,040,556  $763,143,554
 --------------------------------------------------------------------------------------------
Net assets consists of
 Class I................  $111,493,601   $85,114,462  $106,611,192 $713,031,377  $760,160,961
 Class IS...............             0           992        51,733   18,009,179     2,982,593
 --------------------------------------------------------------------------------------------
 Total net assets.......  $111,493,601   $85,115,454  $106,662,925 $731,040,556  $763,143,554
 --------------------------------------------------------------------------------------------
Shares outstanding
 Class I................     5,588,479    10,037,070     3,578,768   14,631,487     3,348,948
 Class IS...............             0           121         1,741      371,132        13,138
 --------------------------------------------------------------------------------------------
Net asset value per
 share
 Class I................  $      19.95   $      8.48  $      29.79 $      48.73  $     226.98
 --------------------------------------------------------------------------------------------
 Class IS...............            --   $      8.20  $      29.71 $      48.52  $     227.02
 --------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Select Equity Funds
                            Statements of Operations
                 Six Months Ended December 31, 1999 (Unaudited)


                                                     Diversified   Large Cap     Secular
                           Balanced    Core Equity      Value        Blend        Growth
                             Fund          Fund         Fund         Fund          Fund
 -------------------------------------------------------------------------------------------
Investment income
 Dividends (net of
  foreign withholding
  taxes of $1,249,
  $38,187, $8,170, $885,
  $0, $0, $0, $2,171,
  $639, $4,332,
  respectively).........  $ 1,628,644  $ 13,538,474  $ 3,079,679  $ 2,245,336  $    896,085
 Securities lending
  income................            0             0            0            0       196,594
 Interest...............   10,970,314     1,904,338      117,322      149,086       799,783
 -------------------------------------------------------------------------------------------
Total investment
 income.................   12,598,958    15,442,812    3,197,001    2,394,422     1,892,462
 -------------------------------------------------------------------------------------------
Expenses
 Advisory fee...........    2,035,575     8,865,278    1,675,648    1,360,501     2,544,933
 Distribution Plan
  expenses..............          880        44,346        1,652          488            17
 Administrative services
  fee...................       77,121       287,615       63,478       44,215        82,340
 Transfer agent fee.....      190,529         9,811      110,635          182           704
 Trustees' fees and
  expenses..............        6,740        26,812        5,684        3,936         5,822
 Printing and postage
  expenses..............       17,481        65,301       14,460       10,127        17,928
 Custodian fee..........      105,865       325,846       44,337       42,741       106,490
 Registration and filing
  fees..................       46,648        66,266       22,832       16,715       213,468
 Professional fees......        9,740        12,891        8,820        8,237         9,798
 Organization expenses..            0             0            0            0             0
 Other..................       86,094        50,204       46,674       44,445         3,139
 -------------------------------------------------------------------------------------------
   Total expenses.......    2,576,673     9,754,370    1,994,220    1,531,587     2,984,639
   Less: Expense
    reductions..........      (13,487)      (52,784)     (11,480)      (8,152)      (14,080)
     Fee waivers........     (339,262)     (924,281)    (263,730)    (171,420)     (425,608)
 -------------------------------------------------------------------------------------------
 Net expenses...........    2,223,924     8,777,305    1,719,010    1,352,015     2,544,951
 -------------------------------------------------------------------------------------------
 Net investment income
  or loss...............   10,375,034     6,665,507    1,477,991    1,042,407      (652,489)
 -------------------------------------------------------------------------------------------
Net realized and
 unrealized gains or
 losses on securities
 and futures contracts
 Net realized gains or
  losses on:
 Securities.............   47,925,140    66,866,599   18,891,871   25,848,525    99,416,584
 Futures contracts......            0    (4,246,425)     466,175            0             0
 -------------------------------------------------------------------------------------------
 Net realized gains or
  losses on securities
  and futures
  contracts.............   47,925,140    62,620,174   19,358,104   25,848,525    99,416,584
 -------------------------------------------------------------------------------------------
 Net change in
  unrealized gains or
  losses on securities
  and futures
  contracts.............    9,868,119   120,962,603   14,453,323  (16,457,354)  196,431,202
 -------------------------------------------------------------------------------------------
 Net realized and
  unrealized gains or
  losses on securities
  and futures
  contracts.............   57,793,259   183,582,777   33,811,427    9,391,171   295,847,786
 -------------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............  $68,168,293  $190,248,284  $35,289,418  $10,433,578  $295,195,297
 -------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Select Equity Fund
                            Statements of Operations
                 Six Months Ended December 31, 1999 (Unaudited)


                           Small Cap   Small Company   Social                      Strategic
                            Growth         Value     Principles  Strategic Growth    Value
                             Fund          Fund         Fund           Fund          Fund
 ---------------------------------------------------------------------------------------------
Investment income
 Dividends (net of
  foreign withholding
  taxes of $1,249,
  $38,187, $8,170, $885,
  $0, $0, $0, $2,171,
  $639, $4,332,
  respectively).........  $    64,224   $   563,649  $  568,999    $  1,341,773   $ 5,707,014
 Securities lending
  income................       48,178             0           0               0             0
 Interest...............       48,794       107,853      97,450         793,568       728,961
 ---------------------------------------------------------------------------------------------
Total investment
 income.................      161,196       671,502     666,449       2,135,341     6,435,975
 ---------------------------------------------------------------------------------------------
Expenses
 Advisory fee...........      313,675       450,171     450,630       1,967,647     2,405,518
 Distribution Plan
  expenses..............            0             5          82          17,559         2,871
 Administrative services
  fee...................        4,743        11,377      12,816          63,816        78,033
 Transfer agent fee.....          998           204         182          36,659        19,930
 Trustees' fees and
  expenses..............          726         1,021         971           4,822         6,818
 Printing and postage
  expenses..............        1,888         2,626       3,119          12,994        17,928
 Custodian fee..........        9,488        13,222      10,459          36,588        89,773
 Registration and filing
  fees..................       31,840        13,463       4,721          13,724        91,361
 Professional fees......        7,655         8,789       7,794           9,175         9,798
 Organization expenses..        2,011             0           0               0             0
 Other..................       11,956         8,688       3,252           3,636         3,117
 ---------------------------------------------------------------------------------------------
   Total expenses.......      384,980       509,566     494,026       2,166,620     2,725,147
   Less: Expense
    reductions..........       (3,478)       (3,970)     (1,966)        (12,865)      (14,164)
     Fee waivers........            0       (37,167)    (31,950)       (168,384)     (196,718)
 ---------------------------------------------------------------------------------------------
   Net expenses.........      381,502       468,429     460,110       1,985,371     2,514,265
 ---------------------------------------------------------------------------------------------
 Net investment income
  or loss...............     (220,306)      203,073     206,339         149,970     3,921,710
 ---------------------------------------------------------------------------------------------
Net realized and
 unrealized gains or
 losses on securities
 and futures contracts
 Net realized gains or
  losses on:
   Securities...........    7,724,216    (8,869,649) 13,379,755      73,538,856     9,684,294
   Futures contracts....            0             0           0               0             0
 ---------------------------------------------------------------------------------------------
 Net realized gains or
  losses on securities
  and futures
  contracts.............    7,724,216    (8,869,649) 13,379,755      73,538,856     9,684,294
 ---------------------------------------------------------------------------------------------
 Net change in
  unrealized gains or
  losses on securities
  and futures
  contracts.............   27,399,552     2,639,016  (9,293,541)    139,358,357   (22,587,449)
 ---------------------------------------------------------------------------------------------
 Net realized and
  unrealized gains or
  losses on securities
  and futures
  contracts.............   35,123,768    (6,230,633)  4,086,214     212,897,213   (12,903,155)
 ---------------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............  $34,903,462   $(6,027,560) $4,292,553    $213,047,183   $(8,981,445)
 ---------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Select Equity Funds
                      Statements of Changes in Net Assets
                 Six Months Ended December 31, 1999 (Unaudited)

                                                          Diversified     Large Cap       Secular
                            Balanced      Core Equity        Value          Blend         Growth
                              Fund            Fund           Fund           Fund           Fund
 ----------------------------------------------------------------------------------------------------
Operations
 Net investment income
  or loss...............  $  10,375,034  $    6,665,507  $   1,477,991  $   1,042,407  $    (652,489)
 Net realized gains or
  losses on securities
  and futures
  contracts.............     47,925,140      62,620,174     19,358,104     25,848,525     99,416,584
 Net change in
  unrealized gains or
  losses on securities
  and futures
  contracts.............      9,868,119     120,962,603     14,453,323    (16,457,354)   196,431,202
 ----------------------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............     68,168,293     190,248,284     35,289,418     10,433,578    295,195,297
 ----------------------------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income
 Class I................    (12,050,262)     (5,868,238)    (1,847,289)    (1,028,536)        (1,204)
 Class IS...............        (11,667)        (46,444)        (2,748)          (675)             0
 Net realized gains
 Class I................    (24,379,441)   (187,467,729)   (20,189,344)   (48,438,597)   (21,267,232)
 Class IS...............        (36,122)     (3,188,973)       (52,325)       (54,463)          (852)
 ----------------------------------------------------------------------------------------------------
 Total distributions to
  shareholders..........    (36,477,492)   (196,571,384)   (22,091,706)   (49,522,271)   (21,269,288)
 ----------------------------------------------------------------------------------------------------
Capital shares
 transactions
 Proceeds from shares
  sold..................     40,891,177     134,132,114     17,963,149      3,355,140     45,503,515
 Payment for shares
  redeemed..............   (205,272,716)   (336,210,264)  (113,950,665)  (106,922,322)  (185,887,007)
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........     31,025,679     188,873,735     19,603,608     48,546,755     21,268,857
 Net asset value of
  shares issued in
  acquisition of common
  trust funds...........     88,725,755     662,110,336              0              0    750,366,912
 Net asset value of
  shares issued in
  acquisition of other
  investment companies..              0     132,358,403              0              0              0
 ----------------------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from capital
  shares transactions...    (44,630,105)    781,264,324    (76,383,908)   (55,020,427)   631,252,277
 ----------------------------------------------------------------------------------------------------
  Total increase
   (decrease) in net
   assets...............    (12,939,304)    774,941,224    (63,186,196)   (94,109,120)   905,178,286
Net assets
 Beginning of period....    659,137,807   1,943,722,912    607,738,783    438,756,964     40,129,017
 ----------------------------------------------------------------------------------------------------
 End of period..........  $ 646,198,503  $2,718,664,136  $ 544,552,587  $ 344,647,844  $ 945,307,303
 ----------------------------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income or
 loss...................  $     (67,625) $      807,508  $      42,516  $       5,027  $    (642,815)
 ----------------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Select Equity Funds
                      Statements of Changes in Net Assets
                 Six Months Ended December 31, 1999 (Unaudited)

                           Small Cap    Small Company     Social       Strategic     Strategic
                             Growth         Value       Principles      Growth         Value
                              Fund          Fund           Fund          Fund           Fund
 ------------------------------------------------------------------------------------------------
Operations
 Net investment income
  or loss...............  $   (220,306) $    203,073   $    206,339  $     149,970  $  3,921,710
 Net realized gains or
  losses on securities
  and futures
  contracts.............     7,724,216    (8,869,649)    13,379,755     73,538,856     9,684,294
 Net change in
  unrealized gains or
  losses on securities
  and futures
  contracts.............    27,399,552     2,639,016     (9,293,541)   139,358,357   (22,587,449)
 ------------------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............    34,903,462    (6,027,560)     4,292,553    213,047,183    (8,981,445)
 ------------------------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income
 Class I................             0      (211,134)      (195,048)      (230,950)   (4,801,884)
 Class IS...............             0           (14)           (78)        (1,380)      (15,067)
 Net realized gains
 Class I................             0             0    (24,231,940)   (97,463,054)   (9,327,347)
 Class IS...............             0             0        (11,316)    (2,592,736)      (31,597)
 ------------------------------------------------------------------------------------------------
 Total distributions to
  shareholders..........             0      (211,148)   (24,438,382)  (100,288,120)  (14,175,895)
 ------------------------------------------------------------------------------------------------
Capital shares
 transactions
 Proceeds from shares
  sold..................    14,763,891    14,916,520      1,477,125    134,798,995   149,769,345
 Payment for shares
  redeemed..............    (8,287,289)  (31,914,652)   (33,457,584)  (112,639,967)  (61,089,469)
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........             0       171,172     24,253,188     99,760,812    11,366,456
 Net asset value of
  shares issued in
  acquisition of common
  trust funds...........             0             0              0      2,592,329   153,449,048
 Net asset value of
  shares issued in
  acquisition of other
  investment companies..             0             0              0              0             0
 ------------------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from capital
  shares transactions...     6,476,602   (16,826,960)    (7,727,271)   124,512,169   253,495,380
 ------------------------------------------------------------------------------------------------
  Total increase
   (decrease) in net
   assets...............    41,380,064   (23,065,668)   (27,873,100)   237,271,232   230,338,040
Net assets
 Beginning of period....    70,113,537   108,181,122    134,536,025    493,769,324   532,805,514
 ------------------------------------------------------------------------------------------------
 End of period..........  $111,493,601  $ 85,115,454   $106,662,925  $ 731,040,556  $763,143,554
 ------------------------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income or
 loss...................  $   (220,306) $     (8,535)  $      9,227  $     (89,568) $     42,890
 ------------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Select Equity Fund
                      Statements of Changes in Net Assets
                            Year Ended June 30, 1999

                                                          Diversified     Large Cap      Secular
                            Balanced      Core Equity        Value          Blend        Growth
                              Fund            Fund           Fund           Fund        Fund (a)
 --------------------------------------------------------------------------------------------------
Operations
 Net investment income
  or loss................ $  23,946,017  $   15,255,869  $   5,814,173  $   3,767,039        9,089
 Net realized gains or
  losses on securities
  and futures
  contracts..............       928,390     190,887,254     17,372,195     35,527,151      (41,350)
 Net change in
  unrealized gains or
  losses on securities
  and futures
  contracts..............    12,500,436     (31,676,691)    23,916,181     (7,056,882)     648,999
 --------------------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from
  operations.............    37,374,843     174,466,432     47,102,549     32,237,308      616,738
 --------------------------------------------------------------------------------------------------
Distributions to
 shareholders from:
 Net investment income
  (b)
   Class I...............   (22,214,234)    (14,533,736)    (5,432,863)      (415,801)      (7,798)
   Class IS..............       (71,558)       (136,355)        (6,977)        (2,046)          (1)
   Class IC (c)..........             0               0              0     (3,330,655)           0
 Net realized gains (b)
   Class I...............    (7,372,020)   (160,679,308)   (17,317,740)    (1,886,318)           0
   Class IS..............       (32,664)     (2,314,062)       (34,597)       (32,097)           0
   Class IC (c)..........             0               0              0    (50,651,105)           0
 --------------------------------------------------------------------------------------------------
   Total distributions
    to shareholders......   (29,690,476)   (177,663,461)   (22,792,177)   (56,318,022)      (7,799)
 --------------------------------------------------------------------------------------------------
Capital shares
 transactions
 Proceeds from shares
  sold...................   107,820,701     194,557,250     67,508,083     46,937,384   39,940,669
 Payment for shares
  redeemed...............  (200,572,408)   (345,341,133)  (303,364,284)  (147,493,668)    (425,994)
 Net asset value of
  shares issued in
  reinvestment of
  distributions..........    20,140,059     127,043,887     21,722,516     51,527,385        5,403
 Net asset value of
  shares issued in
  acquisition of other
  investment companies...             0               0              0              0            0
 --------------------------------------------------------------------------------------------------
   Net increase (decrease)
    in net assets
    resulting from capital
    shares transactions..   (72,611,648)    (23,739,996)  (214,133,685)   (49,028,899)  39,520,078
 --------------------------------------------------------------------------------------------------
  Total increase
   (decrease) in net
   assets................   (64,927,281)    (26,937,025)  (189,823,313)   (73,109,613)  40,129,017
Net assets
 Beginning of period.....   724,065,088   1,970,659,937    797,562,096    511,866,577            0
 --------------------------------------------------------------------------------------------------
 End of period........... $ 659,137,807  $1,943,722,912  $ 607,738,783  $ 438,756,964  $40,129,017
 --------------------------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income or
 loss.................... $   1,619,270  $       56,683  $     414,562  $      (8,169) $    10,878
 --------------------------------------------------------------------------------------------------

(a) For the period from February 26, 1999 (commencement of Class operations) to June 30, 1999.
(b) The Large Cap Blend Fund redesignated $240,950 (or $0.02 per share for Classes I, IS and IC) distributions from net investment income declared af-ter January 1, 1999, as capital gains distributions after January 1, 1999.
(c) On April 30, 1999, the IC shares of the Large Cap Blend Fund and Social Principles Fund were converted to Class I shares. Shareholders of Class IC shares became owners of that number of Class I shares having a net asset value equal to the net asset value of their shares immediately prior to the close of business on April 30, 1999. Class IC is the accounting survivor, its operating results for the periods prior to April 30, 1999 have been carried forward in these financial statements.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Select Equity Funds
                      Statements of Changes in Net Assets
                            Year Ended June 30, 1999

                           Small Cap   Small Company     Social       Strategic     Strategic
                            Growth         Value       Principles      Growth          Value
                             Fund          Fund           Fund          Fund           Fund
 -----------------------------------------------------------------------------------------------
Operations
 Net investment income
  or loss...............  $  (423,502) $    253,866   $    502,889  $   1,061,817  $  5,478,583
 Net realized gains or
  losses on securities
  and futures
  contracts.............   (2,938,420)   (8,481,510)    20,463,898    100,654,235     9,159,666
 Net change in
  unrealized gains or
  losses on securities
  and futures
  contracts.............    6,375,643     2,615,130    (22,240,460)    51,252,431    24,194,498
 -----------------------------------------------------------------------------------------------
   Net increase
    (decrease)
    in net assets
    resulting from
    operations..........    3,013,721    (5,612,514)    (1,273,673)   152,968,483    38,832,747
 -----------------------------------------------------------------------------------------------
Distributions to
 shareholders from:
 Net investment income
   Class I..............            0      (313,373)       (78,008)    (1,186,581)   (4,545,875)
   Class IS.............            0             0           (238)       (10,641)      (17,533)
   Class IC (b).........            0             0       (537,557)             0             0
 Net realized gains
   Class I..............     (100,814)     (363,011)      (157,473)   (42,795,680)   (7,731,471)
   Class IS.............            0             0         (6,403)      (947,111)      (36,621)
   Class IC (b).........            0             0     (8,960,041)             0             0
 -----------------------------------------------------------------------------------------------
   Total distributions
    to shareholders......     (100,814)     (676,384)    (9,739,720)   (44,940,013) (12,331,500)
 -----------------------------------------------------------------------------------------------
Capital shares
 transactions
 Proceeds from shares
  sold..................    3,242,108    49,048,796     14,856,248     98,098,328   281,161,395
 Payment for shares
  redeemed..............   (5,425,723)  (12,850,016)   (58,178,607)  (282,527,098)  (72,083,435)
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........      100,757       624,439      9,074,037     40,521,982     8,705,914
 Net asset value of
  shares issued in
  acquisition of other
  investment companies..            0             0              0    205,742,310             0
 -----------------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from capital
  shares transactions...   (2,082,858)   36,823,219    (34,248,322)    61,835,522   217,783,874
 -----------------------------------------------------------------------------------------------
    Total increase
     (decrease) in net
     assets.............      830,049    30,534,321    (45,261,715)   169,863,992   244,285,121
Net assets
 Beginning of period....   69,283,488    77,646,801    179,797,740    323,905,332   288,520,393
 -----------------------------------------------------------------------------------------------
 End of period..........  $70,113,537  $108,181,122   $134,536,025  $ 493,769,324  $532,805,514
================================================================================================
Undistributed
 (overdistributed) net
 investment income or
 loss...................  $         0  $       (460)  $     (1,986) $      (7,208) $    938,131
===============================================================================================

(a) For the period from February 26, 1999 (commencement of Class operations) to June 30, 1999.
(b) On April 30, 1999, the IC shares of the Large Cap Blend Fund and Social Principles Fund were converted to Class I shares. Shareholders of Class IC shares became owners of that number of Class I shares having a net asset value equal to the net asset value of their shares immediately prior to the close of business on April 30, 1999. Class IC is the accounting survivor, its operating results for the periods prior to April 30, 1999 have been carried forward in these financial statements.

                  See Combined Notes to Financial Statements.

               Combined Notes to Financial Statements (Unaudited)

1. ORGANIZATION

The Evergreen Select Equity Funds consist of Evergreen Select Balanced Fund ("Balanced Fund"), Evergreen Select Core Equity Fund ("Core Equity Fund"), Ev-ergreen Select Diversified Value Fund ("Diversified Value Fund"), Evergreen Se-lect Large Cap Blend Fund ("Large Cap Blend Fund"), Evergreen Select Secular Growth Fund ("Secular Growth Fund"), Evergreen Select Small Cap Growth Fund ("Small Cap Growth Fund"), Evergreen Select Small Company Value Fund ("Small Company Value Fund"), Evergreen Select Social Principles Fund ("Social Princi-ples Fund"), Evergreen Select Strategic Growth Fund ("Strategic Growth Fund") and Evergreen Select Strategic Value Fund ("Strategic Value Fund"), (collec-tively, the "Funds"). Each Fund is a diversified series of Evergreen Select Eq-uity Trust, a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Invest-ment Company Act of 1940, as amended (the "1940 Act").

The Funds offer Institutional shares ("Class I ") and Institutional Service shares ("Class IS"). Each Class of shares is sold without a front-end sales charge or contingent deferred sales charge. Class IS shares pay an ongoing service fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
Securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") are valued at the last reported sales price on the exchange where primarily traded. Securities traded on an exchange or NMS and other securities traded in the over-the-counter market for which there has been no sale are valued at the mean between the last reported bid and asked price.

Corporate bonds, U.S. government obligations, mortgage and other asset-backed securities and other fixed-income securities are valued at prices provided by an independent pricing service. In determining a price for normal institution-al-size transactions, the pricing service uses methods based on market transac-tions for comparable securities and analysis of various relationships between similar securities, which are generally recognized by institutional traders.

Securities for which valuations are not readily available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

Mutual fund shares held as short-term investments are valued at net asset val-ue.

Short-term investments with remaining maturities of 60 days or less at the time of purchase are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. Col-lateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment adviser to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commis-sion, the Small Cap Growth Fund along with certain other Funds, managed by Ev-ergreen Investment Management Company ("EIMC"), an indirect wholly owned sub-sidiary of First Union National Bank ("FUNB"), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. Futures Contracts
In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts.

The initial margin deposited with a broker when entering into a futures trans-action is subsequently adjusted by daily payments or receipts ("variation mar-gin") as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an il-liquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities.

D. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain or loss resulting from changes in foreign cur-rency exchange rates is a component of net unrealized gain or loss on securi-ties and foreign currency related transactions. Net realized foreign currency gains or losses resulting from changes in exchange rates include foreign cur-rency gains and losses between trade date and settlement date on securities transactions, foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts that are actually received are included in realized gain or loss on foreign currency related transactions. The portion of foreign currency gains or losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains or losses on securities.

E. Securities Lending
In order to generate income and to offset expenses, the Funds may lend portfo-lio securities to brokers, dealers, and other financial organizations. The Funds' investment advisers will monitor the creditworthiness of such borrowers. Loans of securities may not exceed 33 1/3% of a Fund's total assets and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. The Fund monitors the adequacy of the collateral daily and will require the borrower to provide additional collateral in the event the value of the collateral falls below 100% of the market value of the securities on loan. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest any cash collateral received in portfolio securities, thereby increasing its return. A Fund will have the right to call any such loan and ob-tain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect a Fund and its investors. A Fund may pay fees in connec-tion with such loans.

F. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on an identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Income and capital gains realized on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

G. Federal Taxes
The Funds intend to continue to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended ("Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distrib-ute all of their net investment company taxable income and net capital gains, if any, to their shareholders. The Funds also intend to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

H. Distributions
Distributions from net investment income, if any, for the Funds, except for Small Cap Growth Fund, are declared and paid monthly. Small Cap Growth Fund de-clares and pays distributions from net investment income, if any, annually. Distributions from net realized capital gains, if any, are paid at least annu-ally. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles.

I. Class Allocations
Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans.

J. Organization Expenses
Organization expenses for Small Cap Growth Fund are amortized to operations over a five-year period on a straight-line basis. In the event any of the ini-tial shares of the Fund are redeemed by any holder during the five-year amorti-zation period, redemption proceeds will be reduced by any unamortized organiza-tion expenses in the same proportion as the number of initial shares being re-deemed bears to the number of initial shares outstanding at the time of the re-demption.

3. INVESTMENT ADVISORY AGREEMENTS AND OTHER AFFILIATED TRANSACTIONS

The investment adviser to each Fund, other than Small Cap Growth Fund and Small Company Value Fund is First Capital Group ("FCG"), a division of FUNB. Each Fund, other than Small Cap Growth Fund and Small Company Value Fund, pays FCG a fee for its services as set forth below. The annual advisory fees are calcu-lated daily and paid monthly and are based on a percentage of the average daily net assets of each Fund.

                                                                 Annual
                                                              Advisory fee
                                                              ------------
         Balanced Fund.......................................     0.60%
         Core Equity Fund....................................     0.70
         Diversified Value Fund..............................     0.60
         Large Cap Blend Fund................................     0.70
         Secular Growth Fund.................................     0.70
         Social Principles Fund..............................     0.80
         Strategic Growth Fund...............................     0.70
         Strategic Value Fund................................     0.70

EIMC is the investment adviser to Small Cap Growth Fund. In return for its services, EIMC is paid an annual advisory fee equal to 0.80% of the Fund's first $100 million of average daily net assets, 0.75% of the Fund's next $150 million, and 0.65% thereafter.

Evergreen Asset Management Corp. ("EAMC"), a wholly-owned subsidiary of FUNB, is the investment adviser to Small Company Value Fund. Small Company Value Fund pays EAMC an annual fee of 0.90% of its average daily net assets. Leiber & Com-pany, an affiliate of First Union Corporation ("First Union"), is the invest-ment sub-adviser to Small Company Value Fund. Leiber & Company provides these serv-ices at no additional cost to the Fund.

Leiber & Company also provides brokerage services to Small Company Value Fund with respect to substantially all security transactions effected on either the New York or American Stock Exchanges. For the six months ended December 31, 1999, Small Company Fund incurred $91,862, in brokerage commissions with Leiber & Company.

Each investment adviser, other than EIMC, has voluntarily agreed to waive a portion of the investment advisory fee for each Fund and/or to reimburse a por-tion of each Fund's annual operating expenses. For the six months ended Decem-ber 31, 1999, the investment advisers voluntarily reduced their fees as fol-lows:

                                                 Total     % of Average
                                                  Fee    Daily Net Assets
                                                Waivers    (annualized)
                                                ------- ---------------
         Balanced Fund......................... $339,262       0.10%
         Core Equity Fund......................  924,281       0.07
         Diversified Value Fund................  263,730       0.09
         Large Cap Blend Fund..................  171,420       0.09
         Secular Growth Fund...................  425,608       0.12
         Small Company Value Fund..............   37,167       0.07
         Social Principles Fund................   31,950       0.06
         Strategic Growth Fund.................  168,384       0.06
         Strategic Value Fund..................  196,718       0.06

Evergreen Investment Services ("EIS"), an indirect wholly-owned subsidiary of First Union, is the administrator and The BISYS Group, Inc. ("BISYS") serves as sub-administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel. As sub-administrator to the Funds, BISYS provides the officers of the Funds. Officers of the Funds and affiliated Trust-ees receive no compensation directly from the Funds.

The administrator and sub-administrator for each Fund, except Small Cap Growth Fund, are entitled to an annual fee based on the average daily net assets of the Funds administered by EIS for which First Union or its investment advisory subsidiaries are also the investment advisors. The administration fee is calcu-lated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net assets of each Fund. The sub-administration fee is calculated by applying percentage rates, which start at 0.01% and decline to 0.004% per annum as net assets increase, to the average daily net assets of each Fund.

For the six months ended December 31, 1999, the following amounts were paid for administration and sub-administration services:

                                        Administration Sub-administration
                                        ------------- -----------------
         Balanced Fund.................    $ 60,439         $16,682
         Core Equity Fund..............     225,369          62,246
         Diversified Value Fund........      49,773          13,705
         Large Cap Blend Fund..........      34,654           9,561
         Secular Growth Fund...........      64,495          17,845
         Small Company Value Fund......       8,917           2,460
         Social Principles Fund........      10,045           2,771
         Strategic Growth Fund.........      50,003          13,813
         Strategic Value Fund..........      61,144          16,889

For the Small Cap Growth Fund, the sub-administration fee is paid by the in-vestment advisor and is not a Fund expense. For the six months ended December 31, 1999, Small Cap Growth Fund reimbursed EIMC for certain administrative and accounting expenses amounting to $4,743.

Evergreen Service Company ("ESC"), an indirect, wholly-owned subsidiary of FUNB, serves as the transfer and dividend disbursing agent for the Funds.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS, serves as principal underwriter to the Funds. Each Fund has adopted a Distribution Plan for Class IS shares, as allowed by Rule 12b-1 of the 1940 Act. Distribu-tion Plans permit each Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-deal-ers who sell shares of the Fund, are paid by the Fund through "Distribution Plan expenses". Class IS currently pays a service fee equal to 0.25% of the av-erage daily net asset of the class. Distribution Plan expenses are calculated daily and paid at least quarterly.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

5. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class I and/or Class IS. Transactions in shares of the Funds were as follows:

Balanced Fund

                             Six Months Ended               Year Ended
                             December 31, 1999             June 30, 1999
                         --------------------------  --------------------------
                           Shares        Amount        Shares        Amount
 -------------------------------------------------------------------------------
Class I Shares
Shares sold.............   2,981,652  $  40,024,793    7,848,229  $ 102,258,212
Shares redeemed......... (15,227,946)  (204,969,515) (14,836,155)  (195,030,850)
Shares issued in
 reinvestment of
 distributions..........   2,255,529     31,015,930    1,521,793     20,036,612
Shares issued in
 acquisition of:
 Corestates Balanced
  Fund..................     422,321      5,780,695            0              0
 Corestates Balanced
  Trust.................   6,059,738     82,945,060            0              0
 -------------------------------------------------------------------------------
Net decrease............  (3,508,706)   (45,203,037)  (5,466,133)   (72,736,026)
 -------------------------------------------------------------------------------
Class IS Shares
Shares sold.............      64,826        866,384      422,203      5,562,489
Shares redeemed.........     (23,063)      (303,201)    (416,181)    (5,541,558)
Shares issued in
 reinvestment of
 distributions..........         716          9,749        7,749        103,447
 -------------------------------------------------------------------------------
Net increase............      42,479        572,932       13,771        124,378
 -------------------------------------------------------------------------------
Net decrease............              $ (44,630,105)              $ (72,611,648)
 -------------------------------------------------------------------------------

Core Equity Fund

                             Six Months Ended              Year Ended
                            December 31, 1999            June 30, 1999
                         -------------------------  -------------------------
                           Shares       Amount        Shares       Amount
 -----------------------------------------------------------------------------
Class I Shares
Shares sold.............  1,245,614  $ 101,898,840   1,894,587  $ 162,933,860
Shares redeemed......... (3,828,357)  (318,348,019) (3,733,442)  (323,280,104)
Shares issued in
 reinvestment of
 distributions..........  2,198,590    186,527,155   1,482,376    125,141,384
Shares issued in
 acquisition of common
 trust funds:
 Corestates Growth and
  Income Equity Trust...  6,974,611    595,233,256           0              0
 Signet Capital Growth..     67,230      5,737,565           0              0
 Signet Investors Equity
  Class A...............    592,625     50,576,342           0              0
 Signet Investors Equity
  Class B...............    123,773     10,563,173           0              0
Shares issued in
 acquisition of other
 investment companies:
 Evergreen Select Equity
  Income Fund...........  1,629,831    132,135,902           0              0
 -----------------------------------------------------------------------------
Net increase
 (decrease).............  9,003,917    764,324,214    (356,479)   (35,204,860)
 -----------------------------------------------------------------------------
Class IS Shares
Shares sold.............    405,508     32,233,274     388,096     31,623,390
Shares redeemed.........   (231,505)   (17,862,245)   (271,386)   (22,061,029)
Shares issued in
 reinvestment of
 distributions..........     29,717      2,346,580      24,042      1,902,503
Shares issued in
 acquisition of other
 investment companies:
 Evergreen Select Equity
  Income Fund...........     14,454        222,501           0              0
 -----------------------------------------------------------------------------
Net increase............    218,174     16,940,110     140,752     11,464,864
 -----------------------------------------------------------------------------
Net increase
 (decrease).............             $ 781,264,324              $ (23,739,996)
 -----------------------------------------------------------------------------

Diversified Value Fund

                             Six Months Ended              Year Ended
                            December 31, 1999             June 30, 1999
                         -------------------------  --------------------------
                           Shares       Amount        Shares        Amount
 ------------------------------------------------------------------------------
Class I Shares
Shares sold.............    667,054  $  17,962,659    2,710,532  $  66,392,052
Shares redeemed......... (4,210,637)  (113,886,974) (12,054,441)  (303,229,194)
Shares issued in
 reinvestment of
 distributions..........    713,363     19,548,535      864,540     21,680,943
 ------------------------------------------------------------------------------
Net decrease............ (2,830,220)   (76,375,780)  (8,479,369)  (215,156,199)
 ------------------------------------------------------------------------------
Class IS Shares
Shares sold.............         19            490       46,088      1,116,031
Shares redeemed.........     (2,397)       (63,691)      (5,221)      (135,090)
Shares issued in
 reinvestment of
 distributions..........      2,035         55,073        1,677         41,573
 ------------------------------------------------------------------------------
Net increase
 (decrease).............       (343)        (8,128)      42,544      1,022,514
 ------------------------------------------------------------------------------
Net decrease............             $ (76,383,908)              $(214,133,685)
 ------------------------------------------------------------------------------

Large Cap Blend Fund

                             Six Months Ended              Year Ended
                            December 31, 1999             June 30, 1999
                         -------------------------  --------------------------
                           Shares       Amount        Shares        Amount
 ------------------------------------------------------------------------------
Class I Shares
Shares sold.............     70,831  $   3,269,982      281,613  $  13,021,813
Shares redeemed......... (2,327,772)  (106,874,822)  (1,136,453)   (53,049,940)
Shares issued in
 reinvestment of
 distributions..........  1,139,002     48,491,624       40,730      1,853,814
Shares issued from
 conversion of Class IC
 (a)....................          0              0    9,604,208    452,516,632
 ------------------------------------------------------------------------------
Net increase
 (decrease)............. (1,117,939)   (55,113,216)   8,790,098    414,342,319
 ------------------------------------------------------------------------------
Class IS Shares
Shares sold.............      1,764         85,158        7,147        328,082
Shares redeemed.........     (1,048)       (47,500)      (5,917)      (269,541)
Shares issued in
 reinvestment of
 distributions..........      1,295         55,131          745         33,874
 ------------------------------------------------------------------------------
Net increase............      2,011         92,789        1,975         92,415
 ------------------------------------------------------------------------------
Class IC Shares
Shares sold.............          0              0      745,024     33,587,489
Shares redeemed.........          0              0   (2,036,907)   (94,174,187)
Shares issued in
 reinvestment of
 distributions..........          0              0    1,090,492     49,639,697
Shares converted in
 conversion to Class I
 (a)....................          0              0   (9,604,208)  (452,516,632)
 ------------------------------------------------------------------------------
Net decrease............          0              0   (9,805,599)  (463,463,633)
 ------------------------------------------------------------------------------
Net decrease............             $ (55,020,427)              $ (49,028,899)
 ------------------------------------------------------------------------------
(a) On April 30, 1999, Class IC shares of the Fund were converted to Class I shares.

Secular Growth Fund

                             Six Months Ended              Year Ended
                            December 31, 1999           June 30, 1999 (b)
                         -------------------------  --------------------------
                           Shares       Amount        Shares        Amount
 ------------------------------------------------------------------------------
Class I Shares
Shares sold.............    422,480  $  45,437,073      405,610  $  39,939,701
Shares redeemed......... (1,739,289)  (185,887,007)      (4,346)      (425,994)
Shares issued in
 reinvestment of
 distributions..........    158,837     21,268,005           54          5,402
Shares issued in
 acquisition of:
 Corestate Charitable
  Equity Trust..........  1,069,362    110,877,230            0              0
 Corestate Growth and
  Income Fund...........    787,473     81,649,376            0              0
 Corestate Growth Equity
  Fund..................  4,185,687    433,994,394            0              0
 Corestate Growth Equity
  Trust.................  1,194,440    123,845,912            0              0
 ------------------------------------------------------------------------------
Net increase............  6,078,990    631,184,983      401,318     39,519,109
 ------------------------------------------------------------------------------
Class IS Shares
Shares sold.............        540         66,442           10            968
Shares issued in
 reinvestment of
 distributions..........          6            852            0              1
 ------------------------------------------------------------------------------
Net increase............        546         67,294           10            969
 ------------------------------------------------------------------------------
Net increase............             $ 631,252,277               $  39,520,078
 ------------------------------------------------------------------------------

(b) For the period from February 26, 1999 (commencement of class operations) to June 30, 1999.

Small Cap Growth Fund

                              Six Months Ended              Year Ended
                              December 31, 1999           June 30, 1999
                           ------------------------  -------------------------
                             Shares       Amount       Shares       Amount
 ------------------------------------------------------------------------------
Class I Shares
Shares sold..............     966,368  $ 14,763,891     284,105  $   3,242,108
Shares redeemed..........    (513,615)   (8,287,289)   (437,071)    (5,425,723)
Shares issued in
 reinvestment of
 distributions...........           0             0       8,734        100,757
 ------------------------------------------------------------------------------
Net increase (decrease)..              $  6,476,602              $  (2,082,858)
 ------------------------------------------------------------------------------

Small Company Value Fund

                              Six Months Ended              Year Ended
                              December 31, 1999         June 30, 1999 (a)
                           ------------------------  -------------------------
                             Shares       Amount       Shares       Amount
 ------------------------------------------------------------------------------
Class I Shares
Shares sold..............   1,763,607  $ 14,896,899   5,762,869  $  48,213,008
Shares redeemed..........  (3,845,627)  (31,896,066) (1,437,069)   (12,034,887)
Shares issued in
 reinvestment of
 distributions...........      20,589       171,171      74,799        624,337
 ------------------------------------------------------------------------------
Net increase (decrease)..  (2,061,431)  (16,827,996)  4,400,599     36,802,458
 ------------------------------------------------------------------------------
Class IS Shares
Shares sold..............       2,472        19,621     101,492        835,890
Shares redeemed..........      (2,472)      (18,586)   (101,371)      (815,129)
Shares issued in
 reinvestment of
 distributions...........           0             1           0              0
 ------------------------------------------------------------------------------
Net increase.............           0         1,036         121         20,761
 ------------------------------------------------------------------------------
Net increase (decrease)..              $(16,826,960)             $  36,823,219
 ------------------------------------------------------------------------------
(a) For Class IS, for the period from December 31, 1998 (commencement of class operations) to June 30, 1999.

Social Principles Fund

                              Six Months Ended              Year Ended
                              December 31, 1999           June 30, 1999
                           ------------------------  -------------------------
                             Shares       Amount       Shares       Amount
 ------------------------------------------------------------------------------
Class I Shares
Shares sold..............      38,075  $  1,335,750      90,138  $   3,145,258
Shares redeemed..........    (975,019)  (33,321,195)   (225,918)    (8,155,311)
Shares issued in
 reinvestment of
 distributions...........     872,243    24,241,794       4,705        162,875
Shares issued from
 conversion of Class IC
 (b).....................           0             0   3,712,810    126,994,084
 ------------------------------------------------------------------------------
Net increase (decrease)       (64,701)   (7,743,651)  3,581,735    122,146,906
 ------------------------------------------------------------------------------
Class IS Shares
Shares sold..............       3,710       141,375       4,670        159,277
Shares redeemed..........      (3,994)     (136,389)     (8,520)      (297,123)
Shares issued in
 reinvestment of
 distributions...........         410        11,394         191          6,618
 ------------------------------------------------------------------------------
Net increase (decrease)           126        16,380      (3,659)      (131,228)
 ------------------------------------------------------------------------------
Class IC Shares
Shares sold..............           0             0     337,062     11,551,713
Shares redeemed..........           0             0  (1,429,917)   (49,726,173)
Shares issued in
 reinvestment of
 distributions...........           0             0     256,850      8,904,544
Shares converted in
 conversion to Class I
 (b).....................           0             0  (3,712,810)  (126,994,084)
 ------------------------------------------------------------------------------
Net decrease.............           0             0  (4,548,815)  (156,264,000)
 ------------------------------------------------------------------------------
Net decrease.............              $ (7,727,271)             $ (34,248,322)
 ------------------------------------------------------------------------------

(b) On April 30, 1999, Class IC shares of the Fund were converted to Class I shares.

Strategic Growth Fund

                               Six Months Ended             Year Ended
                              December 31, 1999            June 30, 1999
                           -------------------------  ------------------------
                             Shares       Amount        Shares       Amount
 ------------------------------------------------------------------------------
Class I Shares
Shares sold..............   3,286,506  $ 132,246,666   4,260,240  $ 93,242,573
Shares redeemed..........  (2,699,718)  (110,488,146) (7,535,767)  (27,683,495)
Shares issued in
 reinvestment of
 distributions...........   2,502,797     97,529,865   1,078,559    39,578,816
Shares issued in
 acquisition of:
 CoreFund Equity Growth
  Fund...................           0              0   5,297,535   198,759,540
 Corestate Union County
  Equity Trust...........      70,063      2,592,329           0             0
 ------------------------------------------------------------------------------
Net increase (decrease)..   3,159,648    121,880,714  (2,196,968)  105,137,894
 ------------------------------------------------------------------------------
Class IS Shares
Shares sold..............      62,818      2,552,329     130,363     4,855,755
Shares redeemed..........     (51,663)    (2,151,821)   (101,906)   (3,843,603)
Shares issued in
 reinvestment of
 distributions...........      57,523      2,230,947      25,744       943,166
Shares issued in
 acquisition of other
 investment companies:
 CoreFund Equity Growth
  Fund...................           0              0     186,381     6,982,770
 ------------------------------------------------------------------------------
Net increase.............      68,678      2,631,455     240,582     8,938,088
 ------------------------------------------------------------------------------
Net increase.............              $ 124,512,169              $114,075,982
 ------------------------------------------------------------------------------

Strategic Value Fund

                               Six Months Ended             Year Ended
                              December 31, 1999            June 30, 1999
                           -------------------------  ------------------------
                             Shares       Amount        Shares       Amount
 ------------------------------------------------------------------------------
Class I Shares
Shares sold..............     679,428  $ 147,447,248   1,250,078  $278,450,304
Shares redeemed..........    (269,283)   (59,956,731)   (322,534)  (69,617,033)
Shares issued in
 reinvestment of
 distributions...........      48,721     11,332,741      40,648     8,661,803
Shares issued in
 acquisition of:
 Corestate Value Equity
  Fund...................     341,237     80,405,690           0             0
 Corestate Value Equity
  Trust..................     309,990     73,043,358           0             0
 ------------------------------------------------------------------------------
Net increase.............   1,110,093    252,272,306     968,192   217,495,074
 ------------------------------------------------------------------------------
Class IS Shares
Shares sold..............      10,545      2,322,097      12,671     2,711,091
Shares redeemed..........      (5,184)    (1,132,738)    (11,118)   (2,466,402)
Shares issued in
 reinvestment of
 distributions...........         146         33,715         208        44,111
 ------------------------------------------------------------------------------
Net increase.............       5,507      1,223,074       1,761       288,800
 ------------------------------------------------------------------------------
Net increase.............              $ 253,495,380              $217,783,874
 ------------------------------------------------------------------------------

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments and securities acquired as a result of conversions, and acquisitions) were as follows for the six months ended December 31, 1999:

                                                  Cost of      Proceeds
                                                 Purchases    from Sales
                                                -------------------------
         Core Equity Fund...................... $120,541,671 $588,753,126
         Diversified Value Fund................  125,088,361  263,382,043
         Large Cap Blend Fund..................   40,151,264  143,169,297
         Secular Growth Fund...................  312,337,035  542,179,490
         Small Cap Growth Fund.................  104,735,131   99,529,670
         Small Company Value Fund..............   44,323,600   58,989,786
         Social Principles Fund................   22,206,666   53,019,421
         Strategic Growth Fund.................  394,068,724  375,799,641
         Strategic Value Fund..................  217,487,466  137,641,661

For the Balanced Fund, cost of purchases of U.S. government and non-U.S. gov-ernment securities was $198,177,676 and $375,838,856, respectively, and the Fund's proceeds from sale of U.S. government and non-U.S. government securities was $274,808,328 and $460,776,227, respectively, for the six months ended December 31, 1999.

The Secular Growth Fund and Small Cap Growth Fund loaned securities during the six months ended December 31, 1999 to certain brokers who paid the Funds a ne-gotiated lenders' fee. During the six months ended December 31, 1999, the Funds earned $196,594 and $48,178, respectively in income from securities lending. As of December 31, 1999 the value of the Small Cap Growth Fund's securities on loan and the value of collateral amounted to $25,999,749 and $26,219,817, re-spectively.

As of June 30, 1999, Small Cap Growth Fund had a capital loss carryover for federal income tax purposes of $1,348,498 expiring in 2006 and $2,891,216 ex-piring in 2007 and Small Company Value Fund had a capital loss carryover for federal income tax purposes of $3,027,415 expiring in 2007.

In addition to the capital loss carryovers, capital losses incurred by the Funds after October 31, within the Funds' fiscal year, are deemed to arise on the first business day of the Funds' following fiscal year. For the year ended June 30, 1999 the Small Company Value Fund incurred and elected to defer $5,497,097 of such post-October losses.

7. CONVERSION INFORMATION

On July 9, 1999, Balanced Fund, Core Equity Fund, Secular Growth Fund, Strate-gic Growth Fund and Strategic Value Fund (collectively "Acquiring Evergreen Funds") acquired substantially all of the net assets and identified liabilities of certain common trust funds managed by FUNB into the Acquiring Evergreen Funds. The net assets, consisting primarily of portfolio securities, were ac-quired either through a taxable or tax-free exchange for Class I shares of the Acquiring Evergreen Funds.

The following summarizes pertinent data related to the Funds on the date of the acquisition:

                                                               Evergreen
     Acquiring                            Total    Total Net     Fund     Unrealized
     Evergreen                           Shares      Assets    NAV/share Appreciation
        Fund       Common Trust Fund     Issued     Acquired    Class I  of Securities
     ---------------------------------------------------------------------------------
     Balanced    CoreStates Balanced
      Fund       Fund                     422,321 $  5,780,695  $ 13.68  $          0
                 CoreStates Balanced
                 Trust                  6,059,738   82,945,060             20,569,515
                                        -------- -----------           ------------
                 Total                  6,482,059   88,725,755             20,569,515
                                        ========= ============           ============

     Core
      Equity     CoreStates Growth and
      Fund       Income Equity Trust    6,974,611  595,233,256  $ 85.34   134,355,837
                 Signet Capital Growth     67,230    5,737,565              3,701,178
                 Signet Investors
                 Equity Class A           592,625   50,576,342             36,302,394
                 Signet Investors
                 Equity Class B           123,773   10,563,173              7,475,528
                                        -------- -----------           ------------
                 Total                  7,758,239  662,110,336            181,834,937
                                        ========= ============           ============

     Secular
      Growth     CoreStates Charitable
      Fund       Equity Trust           1,069,362  110,877,230  $103.69    31,871,390
                 CoreStates Growth and
                 Income Fund              787,473   81,649,376                      0
                 CoreStates Growth
                 Equity Fund            4,185,687  433,994,394                      0
                 CoreStates Growth
                 Equity Trust           1,194,440  123,845,912             36,115,475
                                        -------- -----------           ------------
                 Total                  7,236,962  750,366,912             67,986,865
                                        ========= ============           ============

     Strategic
      Growth     CoreStates Union
      Fund       County Equity Trust       70,063    2,592,329  $ 37.00     1,356,557
                                        -------- -----------           ------------

     Strategic
      Value      CoreStates Value
      Fund       Equity Fund              341,237   80,405,690  $235.63             0
                 CoreStates Value
                 Equity Trust             309,990   73,043,358             11,453,813
                                        -------- -----------           ------------
                 Total                    651,227 $153,449,048           $ 11,453,813
                                        ========= ============           ============

The above amounts are reflected in the Statements of Changes in Net Assets for the six months ended December 31, 1999.

8. CLASS IC CONVERSION

On April 30, 1999, the Large Cap Blend Fund and Social Principles Fund con-verted their respective Class IC shares to Class I shares. Shareholders of Class IC shares became owners of that number of Class I shares having a net as-set value equal to the net asset value of their shares immediately prior to the close of business April 30, 1999. Since Class IC shares contributed the major-ity of the net assets and the shareholders to the newly combined Class I, the Class IC and its operating results for prior periods are carried forward as the accounting survivor. The following chart summarizes pertinent data related to each Fund's Class IC shares on the date of conversion:

                                                                 Social
                                                  Large Cap    Principles
                                                  Blend Fund      Fund
         -----------------------------------------------------------------
         Class I shares issued.................     9,604,208    3,712,810
         Net assets of Class IC................  $452,516,632 $126,994,084
         Net asset value of Class I per share..  $      47.12 $      34.20

9. ACQUISITIONS

Effective the close of business on July 30, 1999, Core Equity Fund acquired the net assets and liabilities of Evergreen Select Equity Income Fund, an open-end management investment company registered under the 1940 Act in an exchange of shares. The net assets were exchanged through a tax-free exchange of 14,454 Class IS shares and 1,629,831 Class I shares of Core Equity Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreci-ation of $15,463,739. Aggregate net assets of Core Equity Fund and Evergreen Select Equity Income Fund immediately before the acquisition were $2,449,655,426 and $132,358,403, respectively. The aggregate net assets of Core Equity Fund after the acquisition were $2,582,013,829. The above amounts are reflected in both the Statements of Changes in Net Assets and Capital Shares Transactions for the six months ended December 31, 1999.

Effective the close of business on July 24, 1998, Strategic Growth Fund ac-quired the net assets of CoreFund Equity Growth Fund, an open-end management investment company registered under the 1940 Act in an exchange of shares. The net assets were exchanged through a tax-free exchange for 186,381 Class IS shares and 5,297,535 Class I shares of Strategic Growth Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $66,587,357. The aggregate net assets of CoreFund Equity Growth Fund and Strategic Growth Fund immediately before the acquisition were $205,742,310 and $326,300,095, respectively. The aggregate net assets of Strategic Growth Fund after the acquisition were $532,042,405. The above amounts are reflected in proceeds from shares sold in both the Statements of Changes in Net Assets and Capital Shares Transactions for the year ended June 30, 1999.

10. EXPENSE REDUCTIONS

The Funds have entered into an expense reduction arrangements with ESC and their custodian whereby credits realized as a result of uninvested cash bal-ances were used to reduce a portion of each Fund's related expenses. The assets deposited with ESC and the custodian under these expense reduction arrangements could have been invested in income-producing assets. The amount of expense re-ductions received by each Fund and the impact on each Fund's expense ratio rep-resented as a percentage of its average daily net assets were as follows:

                                                           % of Average
                                               Expense   Daily Net Assets
                                              Reductions   (annualized)
         ----------------------------------------------------------------
         Balanced Fund.......................  $13,487         .00%
         Core Equity Fund....................   52,784         .00
         Diversified Value Fund..............   11,480         .00
         Large Cap Blend Fund................    8,152         .00
         Secular Growth Fund.................   14,080         .00
         Small Cap Growth Fund...............    3,478         .01
         Small Company Fund..................    3,970         .01
         Social Principles Fund..............    1,966         .00
         Strategic Growth Fund...............   12,865         .00
         Strategic Value Fund ...............   14,164         .00

11. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the Funds may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

12. FINANCING AGREEMENTS

Certain Evergreen Funds, State Street Bank and Trust Company ("State Street") and Bank of New York ("BONY") entered into a renewed financing agreement dated December 22, 1998. Under this agreement, the State Street and BONY provided an unsecured credit facility in the aggregate amount of $150 million ($125 million committed and $25 million uncommitted). The credit facility was allocated, un-der the terms of the financing agreement, between the Banks. The credit facil-ity was accessed by the Funds for temporary or emergency purposes only and was subject to each Fund's borrowing restrictions. Borrowings under this facility bore interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum was incurred on the unused portion of the committed facili-ty, which will be allocated to all funds. This agreement was terminated on July 27, 1999.

On July 27, 1999, all of the Evergreen Funds and a group of banks (the "Lend-ers") entered into a credit agreement. Under this agreement, the Lenders pro-vided an unsecured revolving credit commitment in the aggregate amount of $1.050 billion. The credit facility is allocated, under the terms of the fi-nancing agreement, among the Lenders. The credit facility is accessed by the Evergreen Funds for temporary of emergency purposes to fund the redemption of their shares or a general working capital as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.75% per annum above the Federal Funds rate (1.50% per annum above the Federal Funds rate dur-ing the period from and including December 1, 1999 through and including Janu-ary 31, 2000). A commitment fee of 0.10% per annum is incurred on the average daily unused portion of the revolving credit agreement. The commitment fee is allocated to all Evergreen Funds. For its assistance in arranging this financ-ing agreement, First Union Capital Markets Corp. was paid a one-time arrange-ment fee of $250,000. State Street serves as paying agent for the Funds and as paying agent is entitled to a fee of $20,000 per annum, which is allocated to all the Evergreen Funds.

During the six months ended December 31, 1999 the Funds had no significant bor-rowing under the financing agreements.

13. CONCENTRATION RISK

The Funds may invest a substantial portion of its assets in an industry or sec-tor and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighed in any in-dustry or sector.

                            Evergreen Select Funds*

Money Market
Money Market Fund
Treasury Money Market Fund
100% Treasury Money Market Fund
Municipal Money Market Fund
U.S. Government Money Market Fund

Municipal Fixed
Income
Intermediate Term Municipal Bond Fund

Taxable Fixed
Income
International Bond Fund
Total Return Bond Fund
Income Plus Fund
Core Bond Fund
Fixed Income Fund
Fixed Income Fund II
Adjustable Rate Fund
Limited Duration Fund

Growth and Income/
Balanced
Balanced Fund

Growth
Special Equity Fund
Small Cap Growth Fund
Small Company Value Fund
Strategic Growth Fund
Core Equity Fund
Equity Index Fund
Large Cap Blend Fund
Strategic Value Fund
Diversified Value Fund
Social Principles Fund
Secular Growth Fund




*    Minimum investment in an Evergreen Select Fund is $1,000,000.


57803                                                    542780      2/2000

                                                           ---------------
                                                               PRSRT STD
                                                             U.S. POSTAGE
                                                                 PAID
                                                              HUDSON, MA
                                                            PERMIT NO. 19
                                                           ---------------


[LOGO OF EVERGREEN FUNDS]

200 Berkeley Street
Boston, MA 02116

                          Evergreen Stock Selector Fund
                               Pro Forma Combining
                             Schedule of Investments
                         September 30, 1999 (Unaudited)

                                                          Stock Selector Fund   Large Capital Blend Fund   Diversified Value Fund
                                                       ----------------------- -------------------------- ------------------------
                                                         Shares   Market Value    Shares   Market Value     Shares   Market Value
                                                         ------   ------------    ------   ------------     ------   ------------
COMMON STOCKS                               98.8%
Aerospace & Defense                          0.3%
     Raytheon Co. Cl. A                                                                                    100,000    $4,850,000
                                                                                                                   --------------


Automotive Equipment & Manufacturing         1.5%
     Ford Motor Co.                                      36,450    $1,829,334     81,200    $4,075,225     185,000     9,284,687
     Goodyear Tire & Rubber Co.                                                   84,300     4,056,938
   * Lear Corp.                                                                                             65,000     2,287,188
                                                                --------------           --------------            --------------
                                                                    1,829,334                8,132,163                11,571,875

Banks                                        5.1%
     Bank One Corp.                                                              147,700     5,141,806
     BankAmerica Corp.                                  168,295     9,371,928    144,100     8,024,569      90,000     5,011,875
     BankBoston Corp.                                    76,326     3,310,640     83,000     3,600,125
     Fleet Financial Group, Inc.                                                 112,500     4,120,312
     Chase Manhattan Corp.                               60,517     4,561,469                               35,000     2,638,125
     Mellon Bank Corp.                                  103,415     3,490,256    106,600     3,597,750
     PNC Bank Corp.                                                                                        250,000    13,171,875
     SouthTrust Corp.                                                                                      160,000     5,740,000
                                                                --------------           --------------            --------------
                                                                   20,734,293               24,484,562                26,561,875

Building, Construction & Furnishings         0.3%
     Clayton Homes, Inc.                                207,511     1,802,752
     Deere & Co.                                         42,696       680,467
     Masco Corp.                                                                                            55,000     1,705,000
                                                                --------------                                     --------------
                                                                    2,483,219                                          1,705,000
Business Equipment & Services                0.2%
   * Office Max, Inc.                                                                                      160,000       930,000
   * Thermo Electron Corp.                              139,530     1,874,934
                                                                --------------                                     --------------
                                                                    1,874,934                                            930,000
Capital Goods                                0.1%
     Deere & Co.                                                                                            50,000     1,934,375
                                                                                                                   --------------

Chemical & Agricultural Products             1.8%
     Hercules, Inc.                                                                                         81,000     2,318,625
     IMC Global, Inc.                                    88,497     1,288,738                              200,000     2,912,500
     Monsanto Co.                                       131,993     4,710,500    109,700     3,914,919      72,000     2,569,500
     Praxair, Inc.                                       85,023     3,911,058                               75,000     3,450,000
                                                                --------------           --------------            --------------
                                                                    9,910,296                3,914,919                11,250,625

                                               Pro-Forma Combined
                                            ------------------------
                                              Shares   Market Value
                                              ------   ------------
COMMON STOCKS
Aerospace & Defense
     Raytheon Co. Cl. A                      100,000    $4,850,000
                                                     --------------


Automotive Equipment & Manufacturing
     Ford Motor Co.                          302,650    15,189,246
     Goodyear Tire & Rubber Co.               84,300     4,056,938
   * Lear Corp.                               65,000     2,287,188
                                                     --------------
                                                        21,533,372

Banks
     Bank One Corp.                          147,700     5,141,806
     BankAmerica Corp.                       402,395    22,408,372
     BankBoston Corp.                        159,326     6,910,765
     Fleet Financial Group, Inc.             112,500     4,120,312
     Chase Manhattan Corp.                    95,517     7,199,594
     Mellon Bank Corp.                       210,015     7,088,006
     PNC Bank Corp.                          250,000    13,171,875
     SouthTrust Corp.                        160,000     5,740,000
                                                     --------------
                                                        71,780,730

Building, Construction & Furnishings
     Clayton Homes, Inc.                     207,511     1,802,752
     Deere & Co.                              42,696       680,467
     Masco Corp.                              55,000     1,705,000
                                                     --------------
                                                         4,188,219
Business Equipment & Services
   * Office Max, Inc.                        160,000       930,000
   * Thermo Electron Corp.                   139,530     1,874,934
                                                     --------------
                                                         2,804,934
Capital Goods
     Deere & Co.                              50,000     1,934,375
                                                     --------------

Chemical & Agricultural Products
     Hercules, Inc.                           81,000     2,318,625
     IMC Global, Inc.                        288,497     4,201,238
     Monsanto Co.                            313,693    11,194,919
     Praxair, Inc.                           160,023     7,361,058
                                                     --------------
                                                        25,075,840

                                                          Stock Selector Fund   Large Capital Blend Fund   Diversified Value Fund
                                                       ----------------------- -------------------------- ------------------------
                                                         Shares   Market Value    Shares   Market Value     Shares   Market Value
                                                         ------   ------------    ------   ------------     ------   ------------
Communication Systems & Services               7.9%
   * Cisco Systems, Inc.                                                          250,400    17,168,050     90,000     6,170,625
     Lucent Technologies, Inc.                           279,622    18,140,478     98,900     6,416,137    148,000     9,601,500
   * MCI WorldCom, Inc.                                  257,559    18,512,053    189,800    13,641,875     75,000     5,390,625
   * McLeod USA, Inc., Cl. A                              91,938     3,913,111
   * Metromedia Fiber Network, Inc., Cl. A                73,406     1,798,447
     NorthPoint Communications Group, Inc.                52,432       969,992
   * Tellabs, Inc.                                        46,800     2,664,675     35,000     1,992,813     75,000     4,270,313
                                                                 --------------           --------------           --------------
                                                                    45,998,756               39,218,875               25,433,063
Consumer Products & Services                   2.0%
   * Cendant Corp.                                        66,607     1,182,274
     Gillette Co.                                                                  33,700     1,143,694    100,000     3,393,750
     Procter & Gamble Co.                                                         111,100    10,415,625     48,000     4,500,000
   * R.J. Reynolds Tobacco Holdings, Inc.                                                                   31,666       854,982
     Whirlpool Corp.                                                                                        93,000     6,074,063
                                                                 --------------           --------------           --------------
                                                                     1,182,274               11,559,319               14,822,795
Diversified Companies                          4.3%
     Allied Signal, Inc.                                  53,162     3,186,398
     Minnesota Mining & Manufacturing Co.                                                                   22,000     2,113,375
     Textron, Inc.                                        30,928     2,393,054     44,800     3,466,400     42,500     3,288,438
     Tyco International, Ltd.                             78,625     8,118,031    142,300    14,692,475    225,000    23,231,250
                                                                 --------------           --------------           --------------
                                                                    13,697,483               18,158,875               28,633,063

Electrical Equipment & Services                4.3%
     General Electric Co.                                148,027    17,550,451    132,400    15,697,675    114,000    13,516,125
     Motorola, Inc.                                                                                        150,000    13,200,000
                                                                 --------------           --------------           --------------
                                                                    17,550,451               15,697,675               26,716,125
Electronic Equipment & Services                1.7%
   * Micron Technology, Inc.                                                                                20,000     1,331,250
     Texas Instruments, Inc.                             253,852    20,879,327     24,000     1,974,000
                                                                 --------------           --------------           --------------
                                                                    20,879,327                1,974,000                1,331,250
Environmental Services                         0.4%
     Waste Management, Inc.                              105,012     2,021,481    209,200     4,027,100
                                                                 --------------           --------------

Finance & Insurance                            9.5%
     Allstate Corp.                                      256,524     6,397,067    212,700     5,304,206
     American Express Co.                                 32,861     4,423,912                              55,000     7,404,375
     American International Group, Inc.                   68,707     5,973,215     41,175     3,579,651    120,750    10,497,703
     Citigroup, Inc.                                     228,987    10,075,428    259,500    11,418,000    150,000     6,600,000
     Conseco, Inc.                                       360,103     6,954,489                             125,000     2,414,062
     Everest Reinsurance Holdings, Inc.                  325,884     7,760,113
     Federal National Mortgage Assoc.                     76,433     4,791,394    140,900     8,832,669     70,000     4,388,125
     Lehman Brothers Holdings, Inc.                       43,538     2,538,809                              90,000     5,248,125
     Merrill Lynch & Co., Inc.                                                     43,300     2,909,219
     MGIC Investment Corp.                                                                                  65,000     3,103,750
     Morgan Stanley, Dean Witter & Co.                                                                      70,500     6,287,719

                                               Pro-Forma Combined
                                            -------------------------
                                              Shares   Market Value
                                              ------   ------------
Communication Systems & Services
   * Cisco Systems, Inc.                     340,400    23,338,675
     Lucent Technologies, Inc.               526,522    34,158,115
   * MCI WorldCom, Inc.                      522,359    37,544,553
   * McLeod USA, Inc., Cl. A                  91,938     3,913,111
   * Metromedia Fiber Network, Inc., Cl. A    73,406     1,798,447
     NorthPoint Communications Group, Inc.    52,432       969,992
   * Tellabs, Inc.                           156,800     8,927,801
                                                     --------------
                                                       110,650,694
Consumer Products & Services
   * Cendant Corp.                            66,607     1,182,274
     Gillette Co.                            133,700     4,537,444
     Procter & Gamble Co.                    159,100    14,915,625
   * R.J. Reynolds Tobacco Holdings, Inc.     31,666       854,982
     Whirlpool Corp.                          93,000     6,074,063
                                                     --------------
                                                        27,564,388
Diversified Companies
     Allied Signal, Inc.                      53,162     3,186,398
     Minnesota Mining & Manufacturing Co.     22,000     2,113,375
     Textron, Inc.                           118,228     9,147,892
     Tyco International, Ltd.                445,925    46,041,756
                                                     --------------
                                                        60,489,421

Electrical Equipment & Services
     General Electric Co.                    394,427    46,764,251
     Motorola, Inc.                          150,000    13,200,000
                                                     --------------
                                                        59,964,251
Electronic Equipment & Services
   * Micron Technology, Inc.                  20,000     1,331,250
     Texas Instruments, Inc.                 277,852    22,853,327
                                                     --------------
                                                        24,184,577
Environmental Services
     Waste Management, Inc.                  314,212     6,048,581
                                                     --------------

Finance & Insurance
     Allstate Corp.                          469,224    11,701,273
     American Express Co.                     87,861    11,828,287
     American International Group, Inc.      230,632    20,050,569
     Citigroup, Inc.                         638,487    28,093,428
     Conseco, Inc.                           485,103     9,368,551
     Everest Reinsurance Holdings, Inc.      325,884     7,760,113
     Federal National Mortgage Assoc.        287,333    18,012,188
     Lehman Brothers Holdings, Inc.          133,538     7,786,934
     Merrill Lynch & Co., Inc.                43,300     2,909,219
     MGIC Investment Corp.                    65,000     3,103,750
     Morgan Stanley, Dean Witter & Co.        70,500     6,287,719


                                                          Stock Selector Fund   Large Capital Blend Fund   Diversified Value Fund
                                                     -------------------------- ------------------------- ------------------------
                                                         Shares   Market Value    Shares   Market Value     Shares   Market Value
                                                         ------   ------------    ------   ------------     ------   ------------
     Nationwide Financial Services, Inc., Cl. A          56,776      2,008,451                              80,000      2,830,000
     Price (T.) Rowe & Associates, Inc.                                                                     70,000      1,920,625
                                                                ---------------          ---------------           ---------------
                                                                    50,922,878               32,043,745                50,694,484
Food & Beverage Products                         6.0%
     Anheuser Busch Companies, Inc.                      83,133      5,824,506    70,700      4,953,419
   * Canandaigua Wine Co., Inc.                          69,830      4,172,342
     Chiquita Brands International, Inc.                348,694      2,070,371
     Coca Cola Co.                                                                90,700      4,359,269     60,000      2,883,750
     Fortune Brands, Inc.                                                                                  149,000      4,805,250
   * Kroger Co.                                         316,505      6,982,891    74,900      1,652,481
     Nabisco Holdings Corp., Cl. A                      310,265     10,723,534    98,300      3,397,494     95,000      1,425,000
   * Pepsi Bottling Group, Inc.                          55,596        948,607
     Pepsico, Inc.                                      145,463      4,400,256
     Philip Morris Companies, Inc.                      157,216      5,374,822    93,500      3,196,531    200,000      6,837,500
     Quaker Oats Co.                                                                                        49,600      3,069,000
   * Tricon Global Restaurants, Inc.                     90,267      3,695,305                              73,000      2,988,438
                                                                ---------------          ---------------           ---------------
                                                                    44,192,634               17,559,194                22,008,938
Healthcare Products & Services                   9.1%
     American Home Products Corp.                        60,494      2,510,501
   * Amgen, Inc.                                                                                            90,000      7,335,000
   * Boston Scientific Corp.                                                                               144,000      3,555,000
     Bristol-Myers Squibb Co.                            24,704      1,667,520   114,100      7,701,750     85,000      5,737,500
     Caremark Rx, Inc.                                  468,921      2,637,681
   * Health Management Associates, Inc., Cl. A                                                             150,000      1,106,250
     Johnson & Johnson                                                            52,400      4,814,250     30,000      2,756,250
     Lilly (Eli) & Co.                                  101,971      6,526,144    56,100      3,590,400    100,000      6,400,000
     McKesson HBOC, Inc.                                 18,556        538,124    28,700        832,300
     Merck & Co., Inc.                                   56,461      3,659,378    38,200      2,475,838
     Mylan Laboratories, Inc.                           471,000      8,654,625
     Pfizer, Inc.                                        66,966      2,406,591   200,200      7,194,687    240,000      8,625,000
     Pharmacia & Upjohn, Inc.                            36,797      1,826,051    48,200      2,391,925    150,000      7,443,750
     SmithKline Beecham, PLC, ADR                                                                           65,000      3,745,625
     Teva Pharmaceutical Industries, Ltd., ADR                                                             100,000      5,031,250
     Warner-Lambert Co.                                 103,877      6,894,836   124,200      8,243,775
   * Watson Pharmaceuticals, Inc.                        29,367        897,529
   * Wellpoint Health Networks, Inc., Cl. A              17,131        976,467
                                                                ---------------          ---------------           ---------------
                                                                    39,195,447               37,244,925                51,735,625
Industrial Specialty Products & Services         0.8%
     Corning, Inc.                                                                                          64,000      4,388,000
     Dover Corp.                                                                                            33,000      1,348,875
     Magna International, Inc., Cl. A                   112,102      5,570,068
                                                                ---------------                                    ---------------
                                                                     5,570,068                                          5,736,875
Information Services & Technology               15.6%
   * Adaptec, Inc.                                                                                         113,000      4,484,687
   * America Online, Inc.                               151,260     15,731,040    62,400      6,489,600     50,000      5,200,000
   * Apple Computer                                     314,073     19,884,747                             100,000      6,331,250


                                                             Pro-Forma Combined
                                                         --------------------------
                                                          Shares      Market Value
                                                          ------      ------------
     Nationwide Financial Services, Inc., Cl. A          136,776         4,838,451
     Price (T.) Rowe & Associates, Inc.                   70,000         1,920,625
                                                                 ------------------
                                                                       133,661,107
Food & Beverage Products
     Anheuser Busch Companies, Inc.                      153,833        10,777,925
   * Canandaigua Wine Co., Inc.                           69,830         4,172,342
     Chiquita Brands International, Inc.                 348,694         2,070,371
     Coca Cola Co.                                       150,700         7,243,019
     Fortune Brands, Inc.                                149,000         4,805,250
   * Kroger Co.                                          391,405         8,635,372
     Nabisco Holdings Corp., Cl. A                       503,565        15,546,028
   * Pepsi Bottling Group, Inc.                           55,596           948,607
     Pepsico, Inc.                                       145,463         4,400,256
     Philip Morris Companies, Inc.                       450,716        15,408,853
     Quaker Oats Co.                                      49,600         3,069,000
   * Tricon Global Restaurants, Inc.                     163,267         6,683,743
                                                                 ------------------
                                                                        83,760,766
Healthcare Products & Services
     American Home Products Corp.                         60,494         2,510,501
   * Amgen, Inc.                                          90,000         7,335,000
   * Boston Scientific Corp.                             144,000         3,555,000
     Bristol-Myers Squibb Co.                            223,804        15,106,770
     Caremark Rx, Inc.                                   468,921         2,637,681
   * Health Management Associates, Inc., Cl. A           150,000         1,106,250
     Johnson & Johnson                                    82,400         7,570,500
     Lilly (Eli) & Co.                                   258,071        16,516,544
     McKesson HBOC, Inc.                                  47,256         1,370,424
     Merck & Co., Inc.                                    94,661         6,135,216
     Mylan Laboratories, Inc.                            471,000         8,654,625
     Pfizer, Inc.                                        507,166        18,226,278
     Pharmacia & Upjohn, Inc.                            234,997        11,661,726
     SmithKline Beecham, PLC, ADR                         65,000         3,745,625
     Teva Pharmaceutical Industries, Ltd., ADR           100,000         5,031,250
     Warner-Lambert Co.                                  228,077        15,138,611
   * Watson Pharmaceuticals, Inc.                         29,367           897,529
   * Wellpoint Health Networks, Inc., Cl. A               17,131           976,467
                                                                 ------------------
                                                                       128,175,997
Industrial Specialty Products & Services
     Corning, Inc.                                        64,000         4,388,000
     Dover Corp.                                          33,000         1,348,875
     Magna International, Inc., Cl. A                    112,102         5,570,068
                                                                 ------------------
                                                                        11,306,943
Information Services & Technology
   * Adaptec, Inc.                                       113,000         4,484,687
   * America Online, Inc.                                263,660        27,420,640
   * Apple Computer                                      414,073        26,215,997

                                                             Stock Selector Fund   Large Capital Blend Fund   Diversified Value Fund
                                                            --------------------- -------------------------- -----------------------
                                                            Shares   Market Value    Shares   Market Value     Shares   Market Value
                                                            ------   ------------    ------   ------------     ------   ------------
   * Applied Materials, Inc.                                                                                   85,000      6,619,375
     Compaq Computer Corp.                                 329,231      7,551,736   334,500      7,672,594     85,000      1,949,688
   * Compuware Corp.                                                                176,300      4,594,819     60,000      5,658,750
   * EMC Corp.                                             171,211     12,230,886   162,400     11,601,450     70,000      5,000,625
     Intel Corp.                                                                    100,600      7,475,837     80,000      5,945,000
     International Business Machines Corp.                                           69,600      8,447,700     70,000      8,496,250
   * Microsoft Corp.                                       248,908     22,541,731   178,900     16,201,631    217,000     19,652,062
     PSINet, Inc.                                           56,537      2,033,565
     Quantum Corporation                                                                                      178,000      2,503,125
   * Unisys Corp.                                                                                              90,000      4,061,250
                                                                   ---------------          ---------------           --------------
                                                                       79,973,705               62,483,631                75,902,062
Metal Products & Services                           0.8%
     Alcoa, Inc.                                                                     93,200      5,784,225     81,910      5,083,539
                                                                                            ---------------           --------------

Oil / Energy                                        6.8%
     Anadarko Petroleum Corp.                                                                                 135,000      4,125,937
     Apache Corp.                                           62,357      2,693,043
     Atlantic Richfield Co.                                                                                    65,000      5,760,625
     BP Amoco Plc                                           54,061      5,990,635
     El Paso Energy Corp.                                                                                     160,000      6,370,000
     Elf Aquitaine, ADR                                                                                       100,000      9,162,500
     Exxon Mobil Corp.                                     114,951     11,581,313   128,006     12,896,604    100,000     10,075,000
   * Midamerica Energy Holdings Co.                        122,421      3,611,420
     Sunoco, Inc.                                           83,402      2,283,130
     Texaco, Inc.                                                                   149,900      9,462,438
     Ultramar Diamond Shamrock Corp.                                                                          110,000      2,805,000
     USX Marathon Group                                    214,558      6,275,821                             100,000      2,925,000
                                                                   ---------------          ---------------           --------------
                                                                       32,435,362               22,359,042                41,224,062

Oil Field Services                                  0.6%
     Diamond Offshore Drilling, Inc.                                                                           60,000      2,002,500
   * R&B Falcon Corp.                                       89,607      1,176,092
     Tidewater, Inc.                                        57,543      1,467,346                             135,000      3,442,500
                                                                   ---------------                                    --------------
                                                                        2,643,438                                          5,445,000
Paper & Packaging                                   0.7%
     Bowater, Inc.                                                                                             90,000      4,725,000
     International Paper Co.                                16,618        798,703    24,200      1,163,113
     Kimberly-Clark Corp.                                                                                      55,000      2,887,500
                                                                   ---------------          ---------------           --------------
                                                                          798,703                1,163,113                 7,612,500
Pharmaceuticals                                     0.1%
     ICN Pharmaceuticals, Inc.                              77,037      1,324,073
                                                                   ---------------

Printing, Publishing, Broadcasting & Entertainment  2.8%
   * Emmis Broadcasting Corp. Cl. A                         29,227      1,930,809
   * Fox Entertainment Group, Inc.                         143,691      3,035,472
     News Corp, Ltd.                                                                156,000      4,436,250

                                                          Pro-Forma Combined
                                                        ----------------------
                                                        Shares    Market Value
                                                        ------    ------------
   * Applied Materials, Inc.                            85,000       6,619,375
     Compaq Computer Corp.                             748,731      17,174,018
   * Compuware Corp.                                   236,300      10,253,569
   * EMC Corp.                                         403,611      28,832,961
     Intel Corp.                                       180,600      13,420,837
     International Business Machines Corp.             139,600      16,943,950
   * Microsoft Corp.                                   644,808      58,395,424
     PSINet, Inc.                                       56,537       2,033,565
     Quantum Corporation                               178,000       2,503,125
   * Unisys Corp.                                       90,000       4,061,250
                                                               ----------------
                                                                   218,359,398
Metal Products & Services
     Alcoa, Inc.                                       175,110      10,867,764
                                                               ----------------

Oil / Energy
     Anadarko Petroleum Corp.                          135,000       4,125,937
     Apache Corp.                                       62,357       2,693,043
     Atlantic Richfield Co.                             65,000       5,760,625
     BP Amoco Plc                                       54,061       5,990,635
     El Paso Energy Corp.                              160,000       6,370,000
     Elf Aquitaine, ADR                                100,000       9,162,500
     Exxon Mobil Corp.                                 342,957      34,552,917
   * Midamerica Energy Holdings Co.                    122,421       3,611,420
     Sunoco, Inc.                                       83,402       2,283,130
     Texaco, Inc.                                      149,900       9,462,438
     Ultramar Diamond Shamrock Corp.                   110,000       2,805,000
     USX Marathon Group                                314,558       9,200,821
                                                               ----------------
                                                                    96,018,466

Oil Field Services
     Diamond Offshore Drilling, Inc.                    60,000       2,002,500
   * R&B Falcon Corp.                                   89,607       1,176,092
     Tidewater, Inc.                                   192,543       4,909,846
                                                               ----------------
                                                                     8,088,438
Paper & Packaging
     Bowater, Inc.                                      90,000       4,725,000
     International Paper Co.                            40,818       1,961,816
     Kimberly-Clark Corp.                               55,000       2,887,500
                                                               ----------------
                                                                     9,574,316
Pharmaceuticals
     ICN Pharmaceuticals, Inc.                          77,037       1,324,073
                                                               ----------------

Printing, Publishing, Broadcasting & Entertainment
   * Emmis Broadcasting Corp. Cl. A                     29,227       1,930,809
   * Fox Entertainment Group, Inc.                     143,691       3,035,472
     News Corp, Ltd.                                   156,000       4,436,250

                                                            Stock Selector Fund   Large Capital Blend Fund   Diversified Value Fund
                                                          ---------------------- -------------------------- ------------------------
                                                           Shares   Market Value    Shares   Market Value     Shares   Market Value
                                                           ------   ------------    ------   ------------     ------   ------------
     Omnicom Group, Inc.                                                            43,800      3,468,412
     Time Warner, Inc.                                     41,765      2,537,224   126,200      7,666,650    175,000     10,631,250
   * USA Networks, Inc.                                   137,865      5,342,269
                                                                  ---------------          ---------------           ---------------
                                                                      12,845,774               15,571,312                10,631,250
Retailing & Wholesale                           6.3%
   * Abercrombie & Fitch Co., Cl. A                       221,016      7,528,358                             111,000      3,780,938
   * Best Buy Co., Inc.                                    55,704      3,457,130
     Circuit City Stores, Inc.                             20,300        856,406                             130,000      5,484,375
     Dayton Hudson Corp.                                  168,273     10,106,897   270,600     16,252,912     69,000      4,144,312
     Lowe's Companies, Inc.                                80,528      3,925,740     4,500        219,375    150,000      7,312,500
   * Safeway, Inc.                                         53,924      2,052,482   108,300      4,122,169
   * Saks, Inc.                                           327,106      4,967,922
     Sears, Roebuck & Co.                                                                                     45,000      1,411,875
   * Toys "R" Us, Inc.                                                                                       115,000      1,725,000
     Wal-Mart Stores, Inc.                                                                                   242,000     11,510,125
                                                                  ---------------          ---------------           ---------------
                                                                      32,894,935               20,594,456                35,369,125
Telecommunication Services & Equipment          2.5%
     Centurytel, Inc.                                                                                        120,000      4,875,000
   * MediaOne Group, Inc.                                 187,376     12,800,123
   * Metromedia International Group, Inc.                 213,679        881,426
     Nokia Corp., ADR                                                                                        160,000     14,370,000
   * Qwest Communications International, Inc.              75,894      2,243,616
                                                                  ---------------                                    ---------------
                                                                      15,925,165                                         19,245,000
Transportation                                  1.2%
     Burlington Northern Santa Fe Corp.                    32,558        895,345   140,900      3,874,750
   * Canadian National Railway Co.                                                                            58,000      1,758,125
     CNF Transportation, Inc.                              32,653      1,216,324
     Comair Holdings, Inc.                                 61,411      1,024,796
   * Continental Airlines, Inc. Cl. B                                                                        125,000      4,093,750
     CSX Corp.                                             29,841      1,264,513
     Delta Air Lines, Inc.                                                                                    50,000      2,425,000
                                                                  ---------------          ---------------           ---------------
                                                                       4,400,978                3,874,750                 8,276,875
Utilities - Electric                            2.2%
   * AES Corp.                                            204,814     12,084,026
     Duke Power Co.                                        32,835      1,810,029    96,863      5,339,573
     FPL Group, Inc.                                       40,519      2,041,145
     Reliant Energy, Inc.                                                                                    350,000      9,471,875
                                                                  ---------------          ---------------           ---------------
                                                                      15,935,200                5,339,573                 9,471,875
Utilities - Telephone                           3.9%
     ALLTEL Corp.                                                                                             49,000      3,448,375
     Ameritech Corp.                                                                                         160,000     10,750,000
     AT&T Corp.                                                                                              145,000      6,307,500
     GTE Corp.                                            172,702     13,276,467   157,600     12,115,500    100,000      7,687,500
   * Star Telecommunications, Inc.                        134,046        724,686
                                                                  ---------------          ---------------           ---------------
                                                                      14,001,153               12,115,500                28,193,375

                                                       Pro-Forma Combined
                                                --------------------------------
                                                    Shares      Market Value
                                                    ------      ------------
     Omnicom Group, Inc.                            43,800         3,468,412
     Time Warner, Inc.                             342,965        20,835,124
   * USA Networks, Inc.                            137,865         5,342,269
                                                           ------------------
                                                                  39,048,336
Retailing & Wholesale
   * Abercrombie & Fitch Co., Cl. A                332,016        11,309,296
   * Best Buy Co., Inc.                             55,704         3,457,130
     Circuit City Stores, Inc.                     150,300         6,340,781
     Dayton Hudson Corp.                           507,873        30,504,121
     Lowe's Companies, Inc.                        235,028        11,457,615
   * Safeway, Inc.                                 162,224         6,174,651
   * Saks, Inc.                                    327,106         4,967,922
     Sears, Roebuck & Co.                           45,000         1,411,875
   * Toys "R" Us, Inc.                             115,000         1,725,000
     Wal-Mart Stores, Inc.                         242,000        11,510,125
                                                           ------------------
                                                                  88,858,516
Telecommunication Services & Equipment
     Centurytel, Inc.                              120,000         4,875,000
   * MediaOne Group, Inc.                          187,376        12,800,123
   * Metromedia International Group, Inc.          213,679           881,426
     Nokia Corp., ADR                              160,000        14,370,000
   * Qwest Communications International, Inc.       75,894         2,243,616
                                                           ------------------
                                                                  35,170,165
Transportation
     Burlington Northern Santa Fe Corp.            173,458         4,770,095
   * Canadian National Railway Co.                  58,000         1,758,125
     CNF Transportation, Inc.                       32,653         1,216,324
     Comair Holdings, Inc.                          61,411         1,024,796
   * Continental Airlines, Inc. Cl. B              125,000         4,093,750
     CSX Corp.                                      29,841         1,264,513
     Delta Air Lines, Inc.                          50,000         2,425,000
                                                           ------------------
                                                                  16,552,603
Utilities - Electric
   * AES Corp.                                     204,814        12,084,026
     Duke Power Co.                                129,698         7,149,602
     FPL Group, Inc.                                40,519         2,041,145
     Reliant Energy, Inc.                          350,000         9,471,875
                                                           ------------------
                                                                  30,746,648
Utilities - Telephone
     ALLTEL Corp.                                   49,000         3,448,375
     Ameritech Corp.                               160,000        10,750,000
     AT&T Corp.                                    145,000         6,307,500
     GTE Corp.                                     430,302        33,079,467
   * Star Telecommunications, Inc.                 134,046           724,686
                                                           ------------------
                                                                  54,310,028

                                                        Stock Selector Fund   Large Capital Blend Fund   Diversified Value Fund
                                                       ---------------------  ------------------------   ------------------------
                                                       Shares  Market Value   Shares    Market Value     Shares     Market Value
                                                       ------  ------------   ------    ------------     ------     ------------
Total Common Stocks                                            491,221,361               363,300,954                 532,370,631
                                                              -------------             -------------               --------------
(pro forma combined cost $1,185,277,777)

PREFERRED STOCKS                           0.5%
Printing, Publishing, Broadcasting &
     Entertainment News Corp. Ltd.                    253,589    6,767,656

                                                              -------------
Total Preferred Stocks                                           6,767,656
                                                              -------------
(pro forma combined cost $5,478,392)

                                                   Principal   Market Value   Principal  Market Value    Principal  Market Value
                                                   ---------   ------------   ---------  ------------    ---------  ------------
SHORT-TERM INVESTMENTS                     0.7%
Repurchase Agreement                       0.7%
     Societe Generale                             $ 2,479,986    2,479,986  $ 2,596,018    2,596,018   $ 4,103,463     4,103,463
                                                              -------------             -------------               --------------
     5.30%, 10/1/1999 (a)

U.S. Government Agency Obligations         0.0%
     U.S. Treasury Bills
     4.435%, 10/21/1999                                                                                     85,000         84,791
     4.615%, 11/18/1999                                                                                    450,000        447,231
                                                                                                                    --------------
                                                                                                                          532,022

                                                              -------------             -------------               --------------
Total Short-Term Investments                                     2,479,986                 2,596,018                    4,635,485
                                                              -------------             -------------               --------------
(pro forma combined cost $9,711,489)

Total Invesments

                                                              -------------             -------------               --------------
(pro forma combined cost $1,200,467,658)                       500,469,003               365,896,972                  537,006,116

Other Assets and Liabilities - net                                (157,293)                    6,263                      440,802

                                                              -------------             -------------               --------------
Net Assets                                                    $500,311,710              $365,903,235                 $537,446,918
                                                              =============             =============               ==============
                                                                Pro-Forma Combined
                                                             ------------------------
                                                             Shares      Market Value
                                                             ------      ------------
Total Common Stocks                                                     1,386,892,946
                                                                    ------------------
(pro forma combined cost $1,185,277,777)

PREFERRED STOCKS
Printing, Publishing, Broadcasting &
     Entertainment News Corp. Ltd.                          253,589         6,767,656

                                                                    ------------------
Total Preferred Stocks                                                      6,767,656
                                                                    ------------------
(pro forma combined cost $5,478,392)

                                                          Principal      Market Value
                                                          ---------      ------------
SHORT-TERM INVESTMENTS
Repurchase Agreement
     Societe Generale
     5.30%, 10/1/1999 (a)                                $9,179,467         9,179,467
                                                                    ------------------

U.S. Government Agency Obligations
     U.S. Treasury Bills
     4.435%, 10/21/1999                                      85,000            84,791
     4.615%, 11/18/1999                                     450,000           447,231
                                                                    ------------------
                                                                              532,022

                                                                    ------------------
Total Short-Term Investments                                                9,711,489
                                                                    ------------------
(pro forma combined cost $9,711,489)

Total Invesments
                                                             100.0%
                                                             ------ ------------------
(pro forma combined cost $1,200,467,658)                                1,403,372,091

Other Assets and Liabilities - net                             0.0%           289,772
                                                               ---- ------------------
Net Assets                                                   100.0%   $ 1,403,661,863
                                                             ====== ==================

* Non-income producing security.
(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at September 30, 1999.

Summary of Abbreviations:
ADR  American Depository Receipts


FUTURES CONTRACTS - LONG POSITIONS+
-----------------------------------

                                          Initial Contract          Value at          Unrealized
Expiration                 Contracts           Amount          September 30, 1999        Loss
---------------------------------------------------------------------------------------------------
December 1999          25 S&P 500 Index      $8,508,438            $8,113,575         ($394,863)

  + Open futures contracts held by Diversified Value Fund and Pro Forma
    Combined.

             See Notes to Pro Forma Combining Financial Statements.

                        Evergreen Stock Selector Fund
                             Pro Forma Combining
                     Statement of Assets and Liabilities
                       September 30, 1999 (Unaudited)

                                                                               Stock Selector   Large Cap Blend   Diversified Value
                                                                                    Fund             Fund                Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets
              Total identified cost of investments                              $ 417,715,137    $ 293,886,852      $ 488,865,669
              Net unrealized gains on securities                                   82,753,866       72,010,120         48,140,447
              ----------------------------------------------------------------------------------------------------------------------
              Market value of securities                                          500,469,003      365,896,972        537,006,116
              Receivable for securities sold                                           61,286                -                  -
              Receivable for Fund shares sold                                         416,298                -                  -
              Dividends and interest receivable                                        66,730          429,260            616,722
              Receivable for daily variation margin on open futures contracts               -                -            114,375
              Prepaid expenses and other assets                                             -            7,356            258,857
              ----------------------------------------------------------------------------------------------------------------------
              Total assets                                                        501,013,317      366,333,588        537,996,070
              ----------------------------------------------------------------------------------------------------------------------
Liabilities
              Payable for securities purchased                                        256,554          193,540                  -
              Payable for Fund shares redeemed                                         52,613                -                  -
              Advisory fee payable                                                    314,656          190,711            467,001
              Distribution Plan expenses payable                                        3,240                -                  -
              Due to other related parties                                              9,730                -                  -
              Accrued expenses and other liabilities                                   64,814           46,102             82,152
              ----------------------------------------------------------------------------------------------------------------------
              Total liabilities                                                       701,607          430,353            549,153
------------------------------------------------------------------------------------------------------------------------------------
Total net assets                                                                $ 500,311,710    $ 365,903,235      $ 537,446,917
------------------------------------------------------------------------------------------------------------------------------------
Net assets represented by
              Paid-in capital                                                   $ 368,246,546    $ 250,035,859      $ 470,443,711
              Undistributed net investment income                                      94,561          178,189            708,433
              Accumulated net realized gains on securities
                 and futures contracts                                             49,216,737       43,679,067         18,549,189
              Net unrealized gains on securities
                 and futures contracts                                             82,753,866       72,010,120         47,745,584
              ----------------------------------------------------------------------------------------------------------------------
                                                                                $ 500,311,710    $ 365,903,235      $ 537,446,917
------------------------------------------------------------------------------------------------------------------------------------
Net assets consist of
              Class A                                                           $  20,929,673    $           -      $           -
              Class B                                                               2,375,664                -                  -
              Class C                                                                  78,326                -                  -
              Class Y                                                             476,928,047                -                  -
              Class I                                                                       -      365,548,427        536,213,634
              Class IS                                                                      -          354,808          1,233,283
------------------------------------------------------------------------------------------------------------------------------------
Total net assets                                                                $ 500,311,710    $ 365,903,235      $ 537,446,917
------------------------------------------------------------------------------------------------------------------------------------
Shares outstanding
              Class A                                                               1,043,496                -                  -
              Class B                                                                 120,183                -                  -
              Class C                                                                   3,912                -                  -
              Class Y                                                              23,721,855                -                  -
              Class I                                                                       -        8,184,812         20,748,551
              Class IS                                                                      -            7,950             48,294
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share
              Class A                                                           $       20.06                -                  -
------------------------------------------------------------------------------------------------------------------------------------
              Class A - Offering price (based on sales charge of 4.75%)         $       21.06                -                  -
------------------------------------------------------------------------------------------------------------------------------------
              Class B                                                           $       19.77                -                  -
------------------------------------------------------------------------------------------------------------------------------------
              Class C                                                           $       20.02                -                  -
------------------------------------------------------------------------------------------------------------------------------------
              Class Y                                                           $       20.11                -                  -
------------------------------------------------------------------------------------------------------------------------------------
              Class I                                                                       -    $       44.66      $       25.84
------------------------------------------------------------------------------------------------------------------------------------
              Class IS                                                                      -    $       44.63      $       25.54
------------------------------------------------------------------------------------------------------------------------------------

                                                                                               Adjustments          Pro Forma
                                                                                                                     Combined
------------------------------------------------------------------------------------------------------------------------------------
Assets
              Total identified cost of investments                                                                $ 1,200,467,658
              Net unrealized gains on securities                                                                      202,904,433
              ----------------------------------------------------------------------------------------------------------------------
              Market value of securities                                                                            1,403,372,091
              Receivable for securities sold                                                                               61,286
              Receivable for Fund shares sold                                                                             416,298
              Dividends and interest receivable                                                                         1,112,712
              Receivable for daily variation margin on open futures contracts                                             114,375
              Prepaid expenses and other assets                                                                           266,213
              ----------------------------------------------------------------------------------------------------------------------
              Total assets                                                                                          1,405,342,975
              ----------------------------------------------------------------------------------------------------------------------
Liabilities
              Payable for securities purchased                                                                            450,094
              Payable for Fund shares redeemed                                                                             52,613
              Advisory fee payable                                                                                        972,368
              Distribution Plan expenses payable                                                                            3,240
              Due to other related parties                                                                                  9,730
              Accrued expenses and other liabilities                                                                      193,068
              ----------------------------------------------------------------------------------------------------------------------
              Total liabilities                                                                                         1,681,113
------------------------------------------------------------------------------------------------------------------------------------
Total net assets                                                                                                  $ 1,403,661,862
------------------------------------------------------------------------------------------------------------------------------------
Net assets represented by
              Paid-in capital                                                                                     $ 1,088,726,116
              Undistributed net investment income                                                                         981,183
              Accumulated net realized gains on securities
                 and futures contracts                                                                                111,444,993
              Net unrealized gains on securities
                 and futures contracts                                                                                202,509,570
              ----------------------------------------------------------------------------------------------------------------------
                                                                                                                  $ 1,403,661,862
------------------------------------------------------------------------------------------------------------------------------------
Net assets consist of
              Class A                                                                        $           -        $    20,929,673
              Class B                                                                                    -              2,375,664
              Class C                                                                                    -                 78,326
              Class Y                                                                          901,762,061 (1)      1,378,690,108
              Class I                                                                         (901,762,061)(1)                  -
              Class IS                                                                                   -              1,588,091
------------------------------------------------------------------------------------------------------------------------------------
Total net assets                                                                             $           -        $ 1,403,661,862
------------------------------------------------------------------------------------------------------------------------------------
Shares outstanding
              Class A                                                                                    -              1,043,496
              Class B                                                                                    -                120,183
              Class C                                                                                    -                  3,912
              Class Y                                                                           44,852,614 (1)         68,574,469
              Class I                                                                          (28,933,363)(1)                  -
              Class IS                                                                              22,934 (1)             79,178
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share
              Class A                                                                                             $         20.06
------------------------------------------------------------------------------------------------------------------------------------
              Class A - Offering price (based on sales charge of 4.75%)                                           $         21.06
------------------------------------------------------------------------------------------------------------------------------------
              Class B                                                                                             $         19.77
------------------------------------------------------------------------------------------------------------------------------------
              Class C                                                                                             $         20.02
------------------------------------------------------------------------------------------------------------------------------------
              Class Y                                                                                             $         20.11
------------------------------------------------------------------------------------------------------------------------------------
              Class I                                                                                                           -
------------------------------------------------------------------------------------------------------------------------------------
              Class IS                                                                                            $         20.06
------------------------------------------------------------------------------------------------------------------------------------

(1) Adjustment represents change in shares outstanding as a result of merger transaction.

             See Notes to Pro Forma Combining Financial Statements.

                          Evergreen Stock Selector Fund
                               Pro Forma Combining
                             Statement of Operations
                       For the Year Ended September 30, 1999
                                   (Unaudited)

                                                                    Stock Selector       Large Cap Blend     Diversified Value
                                                                         Fund                  Fund                Fund
-------------------------------------------------------------------------------------------------------------------------------
Investment income
    Dividends                                                        $ 3,922,676           $ 5,886,911          $ 9,078,265
    Interest                                                             314,183               623,680              455,870
-------------------------------------------------------------------------------------------------------------------------------
Total investment income                                                4,236,859             6,510,591            9,534,135
-------------------------------------------------------------------------------------------------------------------------------
Expenses
    Advisory fee                                                       3,346,783             3,183,458            3,800,332
    Distribution Plan expenses                                            62,042                   938                2,847
    Administrative services fee                                          112,631               114,328              164,970
    Transfer agent fee                                                   102,453                   556              294,313
    Trustees' fees and expenses                                            8,918                 7,262               11,776
    Printing and postage expenses                                         46,335                12,870                    -
    Custodian fee                                                         97,541               127,901              178,804
    Registration and filing fees                                          49,594                96,499               37,472
    Professional fees                                                     22,381                29,242               28,665
    Other                                                                 54,165                12,010               17,666
-------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                         3,902,843             3,585,064            4,536,845
    Less: Fee waivers and reimbursements                                 (25,263)             (475,770)            (648,229)
-------------------------------------------------------------------------------------------------------------------------------
    Net expenses                                                       3,877,580             3,109,294            3,888,616
-------------------------------------------------------------------------------------------------------------------------------
    Net investment income                                                359,279             3,401,297            5,645,519
===============================================================================================================================
Net realized and unrealized gains or losses on securities
    and futures contracts
    Net realized gains on securities
    and futures contracts                                             55,919,458            61,907,228           30,038,855
-------------------------------------------------------------------------------------------------------------------------------
    Net change in unrealized gains on securities
    and futures contracts                                             80,892,386            25,587,129           93,922,447
-------------------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gains or losses
       on securities and futures contracts                           136,811,844            87,494,357          123,961,302
-------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations           $ 137,171,123          $ 90,895,654        $ 129,606,821
===============================================================================================================================

                                                                                                Adjustments        Pro Forma
                                                                                                                    Combined
-------------------------------------------------------------------------------------------------------------------------------
Investment income
    Dividends                                                                                                     $ 18,887,852
    Interest                                                                                                         1,393,733
-------------------------------------------------------------------------------------------------------------------------------
Total investment income                                                                                             20,281,585
-------------------------------------------------------------------------------------------------------------------------------
Expenses
    Advisory fee                                                                                 (950,428) (1)       9,380,145
    Distribution Plan expenses                                                                                          65,827
    Administrative services fee                                                                                        391,929
    Transfer agent fee                                                                                                 397,322
    Trustees' fees and expenses                                                                                         27,956
    Printing and postage expenses                                                                                       59,205
    Custodian fee                                                                                                      404,246
    Registration and filing fees                                                                 (115,439) (2)          68,126
    Professional fees                                                                             (31,065) (3)          49,223
    Other                                                                                                               83,841
    ---------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                 (1,096,932)          10,927,820
    Less: Fee waivers and reimbursements                                                          985,704  (4)        (163,558)
-------------------------------------------------------------------------------------------------------------------------------
    Net expenses                                                                                 (111,228)          10,764,262
-------------------------------------------------------------------------------------------------------------------------------
    Net investment income                                                                         111,228            9,517,323
===============================================================================================================================
Net realized and unrealized gains or losses on securities
    and futures contracts
    Net realized gains on securities
    and futures contracts                                                                                          147,865,541
-------------------------------------------------------------------------------------------------------------------------------
    Net change in unrealized gains on securities
    and futures contracts                                                                                          200,401,962
-------------------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gains or losses
       on securities and futures contracts                                                                         348,267,503
-------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                       $  111,228        $ 357,784,826
===============================================================================================================================

(1) Adjustment to reflect advisory fees for the combined fund based on the advisory fee rates in place for the acquiring fund during the period.

(2) Adjustment to reflect the reduction in registration and filing fees of the acquired funds.

(3)  Adjustment to reflect the reduction in audit fees of the acquired funds.

(4) Adjustment to reflect fee waivers necessary to limit overall fund expenses, excluding distribution fees, to acquiring fund's net expense ratio of 0.84%, on an annual basis, of average net assets.

             See Notes to Pro Forma Combining Financial Statements.

Evergreen Stock Selector Fund
Notes to Pro Forma Combining Financial Statements
September 30, 1999 (Unaudited)

1. Basis of Combination - The Pro Forma Combining Statement of Assets and Liabilities, including the Pro Forma Combining Schedule of Investments and the related Pro Forma Combining Statement of Operations ("Pro Forma Statements"), reflect the accounts of Evergreen Stock Selector Fund ("Stock Selector Fund") and Evergreen Select Large Cap Blend Fund ("Large Cap Blend Fund") and Evergreen Select Diversified Value Fund ("Diversified Value Fund") at September 30, 1999 and for the respective periods then ended.

     The Pro Forma Statements give effect to the proposed Agreement and Plan of Reorganization (the "Reorganization") to be submitted to shareholders of Large Cap Blend Fund and Diversified Value Fund. The Reorganization provides for the acquisition of all assets and the identified liabilities of Large Cap Blend Fund and Diversified Value Fund by Stock Selector Fund, in exchange for Class Y and Class IS shares of Stock Selector Fund. Thereafter, there will be a distribution of Class Y and Class IS shares of Stock Selector Fund to the Class I and Class IS shareholders, respectively, of Large Cap Blend Fund and Diversified Value Fund in liquidation and subsequent termination thereof. As a result of the Reorganization, the shareholders of Large Cap Blend Fund and Diversified Value Fund will become the owners of that number of full and fractional Class Y and Class IS shares of Stock Selector Fund having an aggregate net asset value equal to the aggregate net asset value of their Class I and Class IS shares of Large Cap Blend Fund and Diversified Value Fund as of the close of business immediately prior to the date that Large Cap Blend Fund and Diversified Value Fund net assets are exchanged for Class Y and Class IS shares of Stock Selector Fund.

     The Pro Forma Statements reflect the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the respective periods presented.

     The information contained herein is based on the experience of each Fund for the respective periods then ended and is designed to permit shareholders of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganization. The expenses of Large Cap Blend Fund and Diversified Value Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by First Union National Bank of North Carolina. It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Stock Selector Fund.

     The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statement of Additional Information.

2. Shares of Beneficial Interest - The Pro Forma net asset values per share assume the issuance of Class Y and Class IS shares of Stock Selector Fund which would have been issued at September 30, 1999 in connection with the proposed Reorganization. Class I and Class IS shareholders of Large Cap Blend Fund and Diversified Value Fund would receive Class Y and Class IS shares of Stock Selector Fund based on conversion ratios determined on September 30, 1999. The conversion ratios are calculated by dividing the net asset value of Class I and Class IS shares for each of Large Cap Blend Fund and Diversified Value Fund by the net asset value per share of the Class Y and Class IS shares, respectively, of Stock Selector Fund.

3. Pro Forma Operations - The Pro Forma Combining Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Pro Forma operating expenses include the actual expenses of the Funds adjusted to reflect the expected expenses of the combined entity. The combined pro forma expenses were calculated by determining the expense rates based on the combined average assets of the two funds and applying those rates to the average assets of the Stock Selector Fund for the twelve months ended September 30, 1999 and to the average net assets of the Large Cap Blend Fund and Diversified Value Fund for the twelve months ended September 30, 1999. The adjustments reflect those amounts needed to adjust the combined expenses to these rates.



Item 15. Indemnification.

     The response to this item is incorporated by reference to the sub- caption "Liability and Indemnification of Trustees" under the caption "Information on Shareholders' Rights" in Part A of this Registration Statement.


Item 16. Exhibits:

1. Declaration of Trust. Incorporated by reference to Evergreen Equity Trust's Registration Statement on Form N-1A filed on October 8, 1997. Registration No. 333-37453 ("Form N-1A Registration Statement")

2.   Bylaws. Incorporated by reference to the Form N-1A Registration Statement.

3.   Not applicable.

4. Agreement and Plan of Reorganization. Exhibit A to Prospectus contained in Part A of this Registration Statement.

5. Declaration of Evergreen Equity Trust Articles II., III.6(c), IV.(3), IV.(8), V., VI., VII., and VIII and ByLaws Articles II., III., and VIII.

6. Investment Advisory Agreement between Meridian Investment Company and Evergreen Equity Trust. Filed herewith.

7. Form of Principle Underwriting Agreement between Evergreen Distributor, Inc. and Evergreen Equity Trust for Institutional and Institutional Service shares. Previously filed.

8. Form of Deferred Compensation Plan. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 1 filed on November 10, 1997. Registration No. 333-36047.

9. Agreement between State Street Bank and Trust Company and Evergreen Equity Trust. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 4 filed on March 12, 1998.
     Registration  No. 333-36047.

10(a).Form of Institutional Service Class Shares Rule 12b-1 Plan. Previously filed.

10(b).Multiple Class Plan. Filed herewith.

11.  Opinion and Consent of Sullivan & Worcester  LLP. Previously filed.

12(a).Tax Opinion and Consent of Sullivan & Worcester LLP (Evergreen Select
      Large Cap Blend Fund). Filed herewith.

12(b).Tax Opinion and Consent of Sullivan & Worcester LLP (Evergreen Select
      Diversified Value Fund). Filed herewith.

13(a).Administration Agreement between Evergreen Investment Services, Inc.
      and Evergreen Equity Trust. Filed herewith.

13(b).Transfer Agent Agreement between Evergreen Service Company and
      Evergreen Equity Trust. Incorporated by reference to Post-Effective Amendment No. 4.

14.  Consent of KPMG LLP. Previously filed.

15.  Not applicable.

16.  Powers of Attorney. Previously filed.

17.(a)Form of Proxy Card (Evergreen Select Large Cap Blend Fund).
      Filed herewith.

17.(b)Form of Proxy Card (Evergreen Select Diversified Value Fund).
      Filed herewith

18.   Code of Ethics. Filed herewith.

Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by person who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a apart of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)  Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act and the Investment Company Act the Trust has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 18th day of May, 2000.


                                                       EVERGREEN EQUITY TRUST

                                            By:      /s/ Carol Kosel
                                                     ----------------------
                                                     Name:  Carol Kosel
                                                     Title: Treasurer


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 18th day of May, 2000.


/s/William M. Ennis                     /s/ Laurence B. Ashkin            /s/ Charles A. Austin, III
----------------------------            -----------------------------     --------------------------------
William M. Ennis*                       Laurence B. Ashkin*               Charles A. Austin III*
President                               Trustee                           Trustee

/s/ K. Dun Gifford                      /s/ Arnold H. Dreyfuss            /s/ William Walt Pettit
----------------------------            ----------------------------      --------------------------------
K. Dun Gifford*                         Arnold H. Dreyfuss*               William Walt Pettit*
Trustee                                 Trustee                           Trustee

/s/Gerald M. McDonnell                  /s/ Thomas L. McVerry              /s/ Michael S. Scofield
----------------------------            -----------------------------      --------------------------------
Gerald M. McDonell*                     Thomas L. McVerry*                 Michael S. Scofield*
Trustee                                 Trustee                            Trustee

/s/ David M. Richardson                 /s/ Russell A. Salton, III MD      /s/ Louis W. Moelchert, Jr.
----------------------------            ------------------------------     -------------------------------
David M. Richardson*                    Russell A. Salton, III MD*         Louis W. Moelchert, Jr.*
Trustee                                 Trustee                            Trustee

/s/ Richard J. Shima                    /s/ Richard K. Wagoner             /s/ Leroy Keith, Jr.
----------------------------            ------------------------------     -------------------------------
Richard J. Shima*                       Richard K. Wagoner*                Leroy Keith*
Trustee                                 Trustee                            Trustee

/s/ Carol Kosel
----------------------------
Carol Kosel*
Treasurer (Principal Financial
and Accounting Officer)


*By: /s/ Beth K. Werths
----------------------------
Beth K. Werths
Attorney-in-Fact


     *Beth K. Werths, by signing her name hereto, does hereby sign this document on behalf of each of the applicable above-named individuals pursuant to powers of attorney duly executed by such persons.


                                INDEX TO EXHIBITS


EXHIBIT NO.             EXHIBIT

6. Investment Advisory Agreement between Meridian Investment Company and Evergreen Equity Trust.

10(b).Multiple Class Plan.

12(a).Tax Opinion and Consent of Sullivan & Worcester LLP (Evergreen Select
      Large Cap Blend Fund).

12(b).Tax Opinion and Consent of Sullivan & Worcester LLP (Evergreen Select
      Diversified Value Fund).

13(a).Administration Agreement between Evergreen Investment Services, Inc.
      and Evergreen Equity Trust.

17.(a)Form of Proxy Card (Evergreen Select Large Cap Blend Fund).
      Filed herewith.

17.(b)Form of Proxy Card (Evergreen Select Diversified Value Fund).

18.   Code of Ethics.